                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 ADVANCED SERIES XTRA CREDIT EIGHT/SM/ ("XT8")/SM/

 Flexible Premium Deferred Annuities
 PROSPECTUS: JUNE 16, 2008

 This prospectus describes a flexible premium deferred annuity (the "Annuities" or the "Annuity") offered by Prudential Annuities Life Assurance Corporation ("Prudential Annuities/SM/", "we", "our", or "us"). The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. The Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. This Prospectus describes the important features of the Annuities and what you should consider before purchasing the Annuity. The Prospectus also describes the fees and charges you pay and product features such as the availability of certain bonus amounts and basic death benefit protection. These features are discussed more fully in the Prospectus. There may be differences in compensation among different annuity products that could influence a Financial Professional's decision as to which annuity to recommend to you. In addition, selling broker-dealer firms through which the Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. The Annuity or certain of its investment options and/or features may not be available in all states. For the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix D. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. Because this Annuity grants credit amounts with respect to your Purchase Payments, the expenses of this Annuity may be higher than expenses for an annuity without a credit. In addition, the amount of the credits that you receive under this Annuity may be more than offset by the additional fees and charges associated with the credit.

 THE SUB-ACCOUNTS
 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered: AIM Variable Insurance Funds, Advanced Series Trust, Evergreen Variable Annuity Trust, First Defined Portfolio Fund LLC, Nationwide Variable Insurance Trust, The Prudential Series Fund, Franklin Templeton Variable Insurance Products Trust and Wells Fargo Variable Trust. See the following page for the complete list of Sub-accounts.

 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing an Annuity as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus under "Contents of Statement of Additional Information". The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 XTRA CREDIT(R) IS A REGISTERED TRADEMARK OF THE PRUDENTIAL INSURANCE COMPANY
 OF AMERICA AND IS USED UNDER LICENSE BY ITS AFFILIATES.
--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-800-752-6342


     Prospectus Dated: June 16, 2008   Statement of Additional Information
                                                     Dated: June 16, 2008
     ASXT8PROS                                                     XT8SAI

  PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS
 Advanced Series Trust
   AST Advanced Strategies
   AST Aggressive Asset Allocation
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income
   AST American Century Income & Growth
   AST American Century Strategic Allocation
   AST Balanced Asset Allocation
   AST Bond Portfolio 2015
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Capital Growth Asset Allocation
   AST Cohen & Steers Realty
   AST Conservative Asset Allocation
   AST CLS Growth Asset Allocation
   AST CLS Moderate Asset Allocation
   AST DeAM Large-Cap Value
   AST DeAM Small-Cap Value
   AST Federated Aggressive Growth
   AST First Trust Balanced Target
   AST First Trust Capital Appreciation Target
   AST Goldman Sachs Concentrated Growth
   AST Goldman Sachs Mid-Cap Growth
   AST High Yield
   AST Horizon Growth Asset Allocation
   AST Horizon Moderate Asset Allocation
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond Debenture
   AST Marsico Capital Growth
   AST MFS Global Equity
   AST MFS Growth
   AST Mid-Cap Value
   AST Money Market
   AST Neimann Capital Growth Asset Allocation
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman Mid-Cap Value
   AST Neuberger Berman Small-Cap Growth
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST QMA US Equity Alpha
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Asset Allocation
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST T. Rowe Price Natural Resources
   AST UBS Dynamic Alpha Strategy
   AST Western Asset Core Plus Bond

 INVESCO AIM Advisors, Inc.
   AIM V.I. Dynamics Fund -- Series I shares
   AIM V.I. Financial Services Fund -- Series I shares
   AIM V.I. Global Health Care Fund -- Series I shares
   AIM V.I. Technology Fund -- Series I shares

 Evergreen Variable Annuity Trust
   Growth
   International Equity
   Omega

 First Defined Portfolio Fund, LLC
   First Trust(R) Target Focus Four
   Global Dividend Target 15
   NASDAQ(R) Target 15
   S&P(R) Target 24
   Target Managed VIP
   The Dow(R) Target Dividend
   The Dow(R) DART 10
   Value Line(R) Target 25

 Franklin Templeton Variable Insurance Products Trust
   Franklin Templeton VIP Founding Funds Allocation Fund

 Nationwide Variable Insurance Trust
   Gartmore NVIT Developing Markets Fund

 Wells Fargo Variable Trust
   Wells Fargo Advantage VT Equity Income

                                   CONTENTS


INTRODUCTION..........................................................................  1

 WHY WOULD I CHOOSE TO PURCHASE THE ANNUITY?..........................................  1
 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITY?....................................  1
 HOW DO I PURCHASE THE ANNUITY?.......................................................  2

GLOSSARY OF TERMS.....................................................................  3

SUMMARY OF CONTRACT FEES AND CHARGES..................................................  6

EXPENSE EXAMPLES...................................................................... 13

INVESTMENT OPTIONS.................................................................... 14

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?................... 14
 WHAT ARE THE FIXED ALLOCATIONS?...................................................... 28

FEES AND CHARGES...................................................................... 29

 WHAT ARE THE CONTRACT FEES AND CHARGES?.............................................. 29
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?......................................... 30
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................ 31
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................ 31

PURCHASING YOUR ANNUITY............................................................... 32

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?....................... 32

MANAGING YOUR ANNUITY................................................................. 33

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?...................... 33
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?......................................... 33
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................. 34
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?......................... 34
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?..................... 34

MANAGING YOUR ACCOUNT VALUE........................................................... 35

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?......................................... 35
 HOW DO I RECEIVE CREDITS UNDER THE XT8 ANNUITY?...................................... 35
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT8 ANNUITY?...................... 35
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?........... 36
 DO YOU OFFER DOLLAR COST AVERAGING?.................................................. 37
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?..................................... 38
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?......................................... 38
 WHAT IS THE BALANCED INVESTMENT PROGRAM?............................................. 38
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?. 39
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?.............. 39
 HOW DO THE FIXED ALLOCATIONS WORK?................................................... 40
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?.................................... 40
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?........................................... 40
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?....................................... 42

ACCESS TO ACCOUNT VALUE............................................................... 43

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?..................................... 43
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?........................................ 43
 CAN I WITHDRAW A PORTION OF MY ANNUITY?.............................................. 43
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................................ 44
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?...... 44
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE
   CODE?.............................................................................. 44
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.......... 44
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................ 44
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?.......................... 45
 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?......................................... 45
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?................................. 46
 HOW ARE ANNUITY PAYMENTS CALCULATED?................................................. 46

                                      (i)


LIVING BENEFIT PROGRAMS................................................................  47

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?..........................................................................  47
 GUARANTEED RETURN OPTION PLUS 2008 (GRO PLUS 2008)....................................  47
 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO).......................................  50
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)..........................................  54
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)..............................................  57
 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)..........................................  61
 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)..........................  66
 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)......................................  69
 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD7).....................................  76
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)............................  85

DEATH BENEFIT..........................................................................  94

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.........................................  94
 BASIC DEATH BENEFIT...................................................................  94
 OPTIONAL DEATH BENEFITS...............................................................  94
 PRUDENTIAL ANNUITIES'S ANNUITY REWARDS................................................  98
 PAYMENT OF DEATH BENEFITS.............................................................  99

VALUING YOUR INVESTMENT................................................................ 102

 HOW IS MY ACCOUNT VALUE DETERMINED?................................................... 102
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?............................................ 102
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?........................................... 102
 HOW DO YOU VALUE FIXED ALLOCATIONS?................................................... 102
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?........................................... 102

TAX CONSIDERATIONS..................................................................... 104

GENERAL INFORMATION.................................................................... 112

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?............................................ 112
 WHO IS PRUDENTIAL ANNUITIES?.......................................................... 112
 WHAT ARE SEPARATE ACCOUNTS?........................................................... 113
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?.................................. 114
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?............................ 115
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE....................................... 117
 FINANCIAL STATEMENTS.................................................................. 117
 HOW TO CONTACT US..................................................................... 118
 INDEMNIFICATION....................................................................... 118
 LEGAL PROCEEDINGS..................................................................... 118
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................................... 120

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B.................. A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS.................................... B-1

APPENDIX C - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT... C-1

APPENDIX D - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT.... D-1

APPENDIX E - ASSET TRANSFER FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO.......... E-1

APPENDIX F - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
  AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT.............................. F-1

APPENDIX G - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU....................... G-1

                                     (ii)

                                 INTRODUCTION

 WHY WOULD I CHOOSE TO PURCHASE AN ANNUITY?
 The Annuity is frequently used for retirement planning because it allows you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. The Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. The Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered annuities (or 403(b)). The Annuity may also be used as an investment vehicle for "non-qualified" investments. The Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Allocations.

 When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

 When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITY?

..   The Annuity is a "flexible premium deferred annuity." It is called
    "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

..   The Annuity offers both Sub-accounts and Fixed Allocations. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

..   The Annuity features two distinct periods - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

..   During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.

..   The Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income or withdrawal protection for Owners while they are alive.

..   The Annuity offers a basic Death Benefit. It also offers optional Death
    Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

..   You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply. You will be subject to taxes on most withdrawals.

..   Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

   . We apply an additional amount (referred to as an XTra Credit/SM/, Purchase Credit or Credit) to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments during the first six Annuity Years.
   . Please note that the total asset-based charges on the XT8 Annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the XT8 Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The XTra Credit/SM/ amount is included in your Account Value. However, Prudential Annuities may take back XTra Credit amounts if you return your Annuity under the "free-look" provision. More information about the "Free Look" may be found in the Glossary of Terms ("Free Look") and under the section entitled: "May I Return My Annuity if I Change My Mind?".
   . You may surrender your Annuity at any time, but surrender charges (and penalties) may apply. (See "Access to My Account Value"). The maximum surrender charge under the Annuity is 9.0%. (See Summary of Fees and Charges.)
   . If replacing an annuity, please consider all charges associated with that annuity. Credits applicable to bonus products should not be viewed as an offset of any surrender charge that applies to any annuity contract you currently own.

 HOW DO I PURCHASE THE ANNUITY?
 We sell the Annuity through licensed, registered Financial Professionals. Unless we agree otherwise and subject to our rules, the Annuity has a minimum initial Purchase Payment of $10,000. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than age 75 as of the Issue Date of the Annuity. If the Annuity is owned by an entity, the annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner or Annuitant on the Issue Date of the Annuity, the date the benefit is elected, or the date of the Owner's death.

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment. The Account Value includes any Credits we applied to your Purchase Payments that we are entitled to take back under certain circumstances. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 Adjusted Purchase Payments: As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are Purchase Payments, increased by any Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such Purchase Payments.

 Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.

 Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 Benefit Fixed Rate Account: An investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Income Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit.

 Code: The Internal Revenue Code of 1986, as amended from time to time.

 Combination 5% Roll-Up and HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. See "Summary of Contract Fees and Charges" for details on the CDSC.

 Enhanced Beneficiary Protection Death Benefit: We offer an Optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.

 Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 Guaranteed Minimum Income Benefit (GMIB): We offer an optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

 Guaranteed Minimum Withdrawal Benefit (GMWB): We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value.

 Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

 Guaranteed Plus 2008 (GRO Plus 2008)/Highest Daily Guaranteed Return Option/SM/ (Highest Daily GRO)/SM/: Each of GRO Plus 2008 and Highest Daily GRO is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value(s) at one or more future dates and that requires your participation in an asset transfer program.

 Highest Anniversary Value Death Benefit ("HAV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 Highest Daily Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Highest Daily Lifetime Seven/SM/ Income Benefit: An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 Highest Daily Value Death Benefit ("HDV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals.

 Interim Value: The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

 Issue Date: The effective date of your Annuity.

 Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 Spousal Highest Daily Lifetime Seven/SM/ Income Benefit: The spousal version of the Highest Daily Lifetime Seven Income Benefit. Spousal Highest Daily Lifetime Seven is the same class of optional benefit as our Spousal Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 Spousal Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Sub-Account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any Fixed Allocation.

 Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

 CONTINGENT DEFERRED SALES CHARGES FOR THE ANNUITY /1/

      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
      --------------------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.

                   ------------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                        (assessed against the Annuity)
                   ------------------------------------------
                      FEE/CHARGE                  XT8
                   ------------------------------------------
                   Transfer Fee /1/         $15.00 maximum
                                           currently, $10.00
                   ------------------------------------------
                   Tax Charge /2/             0% to 3.5%
                   ------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

           -----------------------------------------------------------------------------
                        PERIODIC FEES AND CHARGES

           -----------------------------------------------------------------------------
                FEE/CHARGE                                             XT8
           Annual Maintenance                                 Lesser of $35 or 2% of
           Fee /1/                                                Account Value
                                      --------------------------------------------
             Beneficiary
             Continuation                                     Lesser of $30 or 2% of
             Option Only                                          Account Value
           -----------------------------------------------------------------------------
           ANNUAL FEES/CHARGES OF THE SUB-ACCOUNTS /2/
           (assessed as a percentage of the daily net assets of the Sub-accounts)
           -----------------------------------------------------------------------------
                FEE/CHARGE
           Mortality & Expense                                        1.60%
           Risk Charge /3/
           -----------------------------------------------------------------------------
           Administration                                             0.15%
           Charge /3/
           -----------------------------------------------------------------------------
           Settlement Service
           Charge /4/
           Qualified:                                                 1.40%
           Non-qualified:                                             1.00%
           -----------------------------------------------------------------------------
           Total Annual Charges                                       1.75%
           of the Sub-accounts
           (excluding settlement
           service charge)
           -----------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000.
 2  These charges are deducted daily and apply to the Sub-accounts only.
 3 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 4 The Mortality & Expense Risk Charge and the Administration Charge do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option. The 1.00% and 1.40% charges set forth above are annual charges that are assessed against the Account Value in the Sub-accounts.

 The following table sets forth the charge for each optional benefit under the Annuity. The fees for these optional benefits would be in addition to the periodic fees and transaction fees set forth in the tables above. We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit. However, we have no present intention of doing so. The Total Charge column depicts the sum of the 1.75% Insurance Charge and the charge for the particular optional benefit.

   -------------------------------------------------------------------------
                    YOUR OPTIONAL BENEFIT FEES AND CHARGES
   -------------------------------------------------------------------------
             OPTIONAL BENEFIT               OPTIONAL        TOTAL ANNUAL
                                          BENEFIT FEE/      CHARGE /17/
                                             CHARGE           for XT8
   -------------------------------------------------------------------------
   GUARANTEED RETURN OPTION PLUS 2008     0.75% maximum    2.50% maximum
   (GRO Plus 2008) /1/                    0.35% current    2.10% current
                                             charge            charge
   -------------------------------------------------------------------------
   HIGHEST DAILY GUARANTEED RETURN        0.75% maximum    2.50% maximum
   OPTION (HD GRO) /2/                    0.35% current    2.10% current
                                             charge            charge
   -------------------------------------------------------------------------
   GUARANTEED MINIMUM WITHDRAWAL BENEFIT  1.00% maximum    2.75% maximum
   (GMWB) /3/                             0.35% current    2.10% current
                                             charge            charge
   -------------------------------------------------------------------------
   GUARANTEED MINIMUM INCOME BENEFIT      1.00% maximum   1.75% + 1.00% of
   (GMIB) /4/                             0.50% current     PIV maximum
                                             charge       1.75% + 0.50% of
                                                         PIV current charge
   -------------------------------------------------------------------------
   LIFETIME FIVE/SM/ INCOME BENEFIT /5/   1.50% maximum    3.25% maximum
                                          0.60% current    2.35% current
                                             charge            charge
   -------------------------------------------------------------------------
   SPOUSAL LIFETIME FIVE INCOME BENEFIT   1.50% maximum    3.25% maximum
   /6/                                    0.75% current    2.50% current
                                             charge            charge
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME FIVE INCOME     1.50% maximum    3.25% maximum
   BENEFIT /7/                            0.60% current    2.35% current
                                             charge            charge
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME SEVEN INCOME    1.50% maximum   1.75% + 1.50% of
   BENEFIT /8/                            0.60% current     PWV maximum
                                             charge       1.75% + 0.60% of
                                                         PWV current charge
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME SEVEN           2.00% maximum   1.75% + 2.00% of
   W/BENEFICIARY INCOME OPTION /9/        0.95% current     PWV maximum
                                             charge       1.75% + 0.95% of
                                                         PWV current charge
   -------------------------------------------------------------------------
   SPOUSAL HIGHEST DAILY LIFETIME SEVEN   1.50% maximum   1.75% + 1.50% of
   INCOME BENEFIT /10/                    0.75% current     PWV maximum
                                             charge       1.75% + 0.75% of
                                                         PWV current charge
   -------------------------------------------------------------------------
   SPOUSAL HIGHEST DAILY LIFETIME SEVEN   2.00% maximum   1.75% + 2.00% of
   W/BENEFICIARY INCOME OPTION /11/       0.95% current     PWV maximum
                                             charge       1.75% + 0.95% of
                                                         PWV current charge
   -------------------------------------------------------------------------
   HIGHEST DAILY LIFETIME SEVEN           2.00% maximum    1.75% + 2.00%
   W/LIFETIME INCOME ACCELERATOR /12/     0.95% current    of PWV maximum
                                             charge        1.75% + 0.95%
                                                               of PWV
                                                           current charge
   -------------------------------------------------------------------------
   ENHANCED BENEFICIARY PROTECTION DEATH      0.25%            2.00%
   BENEFIT /13/
   -------------------------------------------------------------------------
   HIGHEST ANNIVERSARY VALUE DEATH            0.25%            2.00%
   BENEFIT ("HAV") /14/
   -------------------------------------------------------------------------
   COMBINATION 5% ROLL-UP AND HAV DEATH       0.50%            2.25%
   BENEFIT /15/
   -------------------------------------------------------------------------
   HIGHEST DAILY VALUE DEATH BENEFIT          0.50%            2.25%
   ("HDV") /16/
   -------------------------------------------------------------------------
   Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
   -------------------------------------------------------------------------

 1 GRO PLUS 2008: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. The total annual current charge is 2.10% and applies in all Annuity Years.
 2 Highest Daily GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. The total annual current charge is 2.10% and applies in all Annuity Years.
 3 Guaranteed Minimum Withdrawal Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. The total annual current charge is 2.10% and applies in all Annuity Years.
 4 Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. The current charge is 0.50% of PIV for GMIB and is in addition to 1.75% annual charge.
 5 Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. The total annual current charge is 2.35% and applies in all Annuity Years.
 6 Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. The total annual current charge is 2.50% and applies in all Annuity Years.
 7 Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. The total annual current charge is 2.35% and applies in all Annuity Years.
 8 Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. The current charge is 0.60% of PWV and is in addition to 1.75% annual charge.
 9 Highest Daily Lifetime Seven With Beneficiary Income Option. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. The current charge is 0.95% of PWV and is in addition to 1.75% annual charge in all Annuity Years.
 10 Spousal Highest Daily Lifetime Seven: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. The current charge is 0.75% of PWV and is in addition to 1.75% annual charge.
 11 Spousal Highest Daily Lifetime Seven With Beneficiary Income Option. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. The current charge is 0.95% of PWV and is in addition to 1.75% annual charge in Annuity Years.
 12 Highest Daily Lifetime Seven With Lifetime Income Accelerator. Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. The current charge is 0.95% of PWV is in addition to 1.75% annual charge for all Annuity Years.
 13 Enhanced Beneficiary Protection Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. The total annual charge is 2.00% and applies in all Annuity Years.
 14 Highest Anniversary Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. The total annual charge is 2.00% and applies in all Annuity Years.
 15 Combination 5% roll-up and HAV Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. The total annual charge is 2.25% and applies in all Annuity Years.
 16 Highest Daily Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. The total annual charge is 2.25% and applies in all Annuity Years.
 17 The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to each of Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator, one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. These optional benefits are not available under the Beneficiary Continuation Option.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2007. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              Total Portfolio Operating Expense  0.59%    2.11%
              ----------------------------------------------------

 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2007, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

-------------------------------------------------------------------------------------------------------------
                             UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                 (as a percentage of the average net assets of the underlying Portfolios)
-------------------------------------------------------------------------------------------------------------
                                                              For the year ended December 31, 2007
                                                      -----------------------------------------------------
                UNDERLYING PORTFOLIO                                              Acquired         Total
                                                                                  Portfolio       Annual
                                                      Management  Other   12b-1    Fees &        Portfolio
                                                      Fee/ (4)/  Expenses  Fee  Expenses/ (6)/ Expenses/ (3)/
-------------------------------------------------------------------------------------------------------------
Advanced Series Trust /1,3/
 AST Advanced Strategies                                0.85%     0.15%   0.00%     0.04%          1.04%
 AST Aggressive Asset Allocation /(2)/                  0.15%     0.03%   0.00%     0.96%          1.14%
 AST AllianceBernstein Core Value                       0.75%     0.11%   0.00%     0.00%          0.86%
 AST AllianceBernstein Growth & Income                  0.75%     0.08%   0.00%     0.00%          0.83%
 AST American Century Income & Growth                   0.75%     0.11%   0.00%     0.00%          0.86%
 AST American Century Strategic Allocation              0.85%     0.25%   0.00%     0.00%          1.10%
 AST Balanced Asset Allocation /(2)/                    0.15%     0.01%   0.00%     0.90%          1.06%
 AST Bond Portfolio 2015 /(5)/                          0.65%     0.99%   0.00%     0.00%          1.64%
 AST Bond Portfolio 2018 /(5)/                          0.65%     0.99%   0.00%     0.00%          1.64%
 AST Bond Portfolio 2019 /(5)/                          0.65%     0.99%   0.00%     0.00%          1.64%
 AST Capital Growth Asset Allocation /(2)/              0.15%     0.01%   0.00%     0.93%          1.09%
 AST CLS Growth Asset Allocation /(2,5)/                0.30%     0.36%   0.00%     0.99%          1.65%
 AST CLS Moderate Asset Allocation /(2,5)/              0.30%     0.36%   0.00%     0.91%          1.57%
 AST Cohen & Steers Realty Portfolio                    1.00%     0.12%   0.00%     0.00%          1.12%
 AST Conservative Asset Allocation /(2)/                0.15%     0.02%   0.00%     0.87%          1.04%
 AST DeAM Large-Cap Value                               0.85%     0.11%   0.00%     0.00%          0.96%
 AST DeAM Small-Cap Value                               0.95%     0.18%   0.00%     0.00%          1.13%
 AST Federated Aggressive Growth                        0.95%     0.11%   0.00%     0.00%          1.06%
 AST First Trust Balanced Target                        0.85%     0.11%   0.00%     0.00%          0.96%
 AST First Trust Capital Appreciation Target            0.85%     0.11%   0.00%     0.00%          0.96%
 AST Goldman Sachs Concentrated Growth                  0.90%     0.10%   0.00%     0.00%          1.00%
 AST Goldman Sachs Mid-Cap Growth                       1.00%     0.12%   0.00%     0.00%          1.12%
 AST High Yield                                         0.75%     0.12%   0.00%     0.00%          0.87%
 AST Horizon Growth Asset Allocation /(2,5)/            0.30%     0.84%   0.00%     0.97%          2.11%
 AST Horizon Moderate Asset Allocation /(2,5)/          0.30%     0.57%   0.00%     0.90%          1.77%
 AST International Growth                               1.00%     0.11%   0.00%     0.00%          1.11%
 AST International Value                                1.00%     0.12%   0.00%     0.00%          1.12%
 AST Investment Grade Bond /(5)/                        0.65%     0.99%   0.00%     0.00%          1.64%
 AST JPMorgan International Equity                      0.87%     0.13%   0.00%     0.00%          1.00%
 AST Large-Cap Value                                    0.75%     0.08%   0.00%     0.00%          0.83%
 AST Lord Abbett Bond-Debenture                         0.80%     0.11%   0.00%     0.00%          0.91%
 AST Marsico Capital Growth                             0.90%     0.08%   0.00%     0.00%          0.98%
 AST MFS Global Equity                                  1.00%     0.21%   0.00%     0.00%          1.21%
 AST MFS Growth                                         0.90%     0.12%   0.00%     0.00%          1.02%
 AST Mid-Cap Value                                      0.95%     0.14%   0.00%     0.00%          1.09%
 AST Money Market                                       0.50%     0.09%   0.00%     0.00%          0.59%
 AST Neuberger Berman Mid-Cap Growth                    0.90%     0.10%   0.00%     0.00%          1.00%
 AST Neuberger Berman Mid-Cap Value                     0.89%     0.10%   0.00%     0.00%          0.99%
 AST Neuberger Berman Small-Cap Growth                  0.95%     0.12%   0.00%     0.00%          1.07%
 AST Niemann Capital Growth Asset Allocation /(2,5)/    0.30%     0.50%   0.00%     0.96%          1.76%
 AST PIMCO Limited Maturity Bond                        0.65%     0.11%   0.00%     0.00%          0.76%
 AST PIMCO Total Return Bond                            0.65%     0.09%   0.00%     0.00%          0.74%
 AST Preservation Asset Allocation/ (2)/                0.15%     0.03%   0.00%     0.82%          1.00%
 AST QMA US Equity Alpha                                1.00%     0.63%   0.00%     0.00%          1.63%
 AST Small-Cap Growth                                   0.90%     0.15%   0.00%     0.00%          1.05%
 AST Small-Cap Value                                    0.90%     0.10%   0.00%     0.00%          1.00%
 AST T. Rowe Price Asset Allocation                     0.85%     0.12%   0.00%     0.00%          0.97%
 AST T. Rowe Price Global Bond                          0.80%     0.13%   0.00%     0.00%          0.93%
 AST T. Rowe Price Large-Cap Growth                     0.88%     0.08%   0.00%     0.00%          0.96%
 AST T. Rowe Price Natural Resources                    0.90%     0.10%   0.00%     0.00%          1.00%
 AST UBS Dynamic Alpha Strategy                         1.00%     0.13%   0.00%     0.02%          1.15%
 AST Western Asset Core Plus Bond /(5)/                 0.70%     0.10%   0.00%     0.02%          0.82%

--------------------------------------------------------------------------------------------------------------------------
                                   UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

                       (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------------------------------------
                                                                         For the year ended December 31, 2007
                                                               ---------------------------------------------------------
                    UNDERLYING PORTFOLIO                                                       Acquired         Total
                                                                                               Portfolio       Annual
                                                               Management  Other                Fees &        Portfolio
                                                               Fee/ (4)/  Expenses 12b-1 Fee Expenses/ (6)/ Expenses/ (3)/
--------------------------------------------------------------------------------------------------------------------------
INVESCO AIM Variable Insurance Funds /(7, 8,9)/
 AIM V.I. Dynamics Fund - Series I shares                        0.75%     0.36%     0.00%       0.00%          1.11%
 AIM V.I. Financial Services Fund - Series I shares              0.75%     0.36%     0.00%       0.00%          1.11%
 AIM V.I. Global Health Care Fund - Series I shares              0.75%     0.32%     0.00%       0.01%          1.08%
 AIM V.I. Technology Fund - Series I shares                      0.75%     0.35%     0.00%       0.01%          1.11%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust /(10)/
 Growth                                                          0.70%     0.20%     0.00%       0.01%          0.91%
 International Equity                                            0.39%     0.24%     0.00%       0.00%          0.63%
 Omega                                                           0.52%     0.19%     0.00%       0.00%          0.71%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
First Defined Portfolio Fund, LLC
 First Trust(R) Target Focus Four /(11)/                         0.60%     1.07%     0.25%       0.00%          1.92%
 Global Dividend Target 15                                       0.60%     0.54%     0.25%       0.00%          1.39%
 NASDAQ(R) Target 15                                             0.60%     0.91%     0.25%       0.00%          1.76%
 S&P(R) Target 24                                                0.60%     0.70%     0.25%       0.00%          1.55%
 Target Managed VIP                                              0.60%     0.50%     0.25%       0.00%          1.35%
 The Dow(R) DART 10                                              0.60%     0.71%     0.25%       0.00%          1.56%
 The Dow(R) Target Dividend                                      0.60%     0.51%     0.25%       0.00%          1.36%
 Value Line(R) Target 25                                         0.60%     0.56%     0.25%       0.00%          1.41%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Franklin Templeton Variable Insurance Products Trust
 Franklin Templeton VIP Founding Funds Allocation Fund /(12)/    0.00%     0.41%     0.35%       0.65%          1.41%
 Management administration fee waivers/reductions: 0.28%
 Net expenses after fee reimbursement/expense waiver: 1.13%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Nationwide Variable Insurance Trust
 Gartmore NVIT Developing Markets Fund /(13)/                    1.05%     0.35%     0.25%         N/A          1.65%
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
Wells Fargo Variable Trust
 Wells Fargo Advantage VT Equity Income Fund                     0.55%     0.24%     0.25%       0.00%          1.04%

 1 Shares of the Portfolios are generally purchased through variable insurance products. The Fund has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Fund compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Fund providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Fund other than the Dynamic and Tactical Asset Allocation Portfolios, 0.03% of the 0.10% administrative services fee is voluntarily waived. The Dynamic and Tactical Asset Allocation Portfolios do not directly pay any portion of the 0.10% administrative service fee. The Acquired Portfolios in which the Dynamic and Tactical Asset Allocation Portfolios invest, however, are subject to the administrative services fee. With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation. Our reference to the Tactical Asset Allocation Portfolios refers to these portfolios: AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.
 2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio and Tactical Asset Allocation Portfolio invests primarily in shares of other Portfolios of Advanced Series Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended December 31, 2007. The Dynamic Asset Allocation Portfolios and Tactical Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Aggressive Asset Allocation, AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation. Our reference to the Tactical Asset Allocation Portfolios refers to these portfolios: AST CLS Growth Asset Allocation, AST CLS Moderate Asset Allocation, AST Horizon Growth Asset Allocation, AST Horizon Moderate Asset Allocation, and AST Niemann Capital Growth Asset Allocation.
 3 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. AST American Century Strategic Allocation: 1.25%; AST Cohen & Steers
    Realty: 1.45%; AST DeAM Small-Cap Value: 1.14%; AST Goldman Sachs Concentrated Growth: 0.86%; AST Goldman Sachs Mid-Cap Growth: 1.12%; AST High Yield: 0.88%; AST JPMorgan International Equity: 1.01%; AST International Value: 1.50%; AST Large-Cap Value: 1.20%; AST Lord Abbett Bond-Debenture: 0.88%; AST MFS Global Equity: 1.18%; AST MFS Growth: 1.35%; AST Marsico Capital Growth: 1.35%; AST Mid-Cap Value: 1.45%; AST Money
    Market: 0.56%; AST Neuberger Berman Mid-Cap Growth: 1.25%; AST Neuberger Berman Mid-Cap Value: 1.25%; AST PIMCO Total Return Bond: contractual Portfolio expense limit 1.05%, which can be discontinued or modified only by amending the contract; AST PIMCO Limited Maturity Bond: 1.05%; AST T. Rowe Price Asset Allocation: 1.25%; AST T. Rowe Price Natural
    Resources: 1.35%; AST International Growth: 1.75%.
 4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.
 5 The Tactical Asset Allocation Portfolios and Western Asset Core Plus Bond Portfolio are based on estimated expenses for 2008 and current period average daily net assets. The AST Bond Portfolio 2015, AST Bond Portfolio 2018, AST Bond Portfolio 2019 and the AST Investment Grade Bond Portfolio are based on estimated expenses for 2008 at an estimated asset level.
 6 Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Total Annual Portfolio Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.
 7 The Fund's advisor has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Portfolio Operating Expenses (subject to the same exclusions discussed above) of Series I shares to 1.30% of average daily net assets. The expense limitation agreement is in effect through at least April 30, 2009.
 8 Except as otherwise noted, figures shown in the table are for the year ended December 31, 2007 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.
 9 Effective July 1, 2007, AIM contractually agreed to waive 100% of the advisory fee AIM receives from affiliated money market funds on investments by the fund in such affiliated money market funds. The fee waivers reflect this agreement. This waiver agreement is in effect through at least
    April 30, 2009.
 10 The Total Annual Portfolio Operating Expenses excludes expense reductions. 11 Effective on or about November 19, 2007, the Portfolio changed its name from First Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four Portfolio. The Portfolio's investment strategy was also changed. The above fees and expenses include the Portfolio's fees and expenses prior to the name change and change in investment strategy.
 12 Operating expenses are estimates based on Class 1 expenses for fiscal year ended December 31, 2007, except for 12b-1 fees which are based on the Class 4 maximum contractual amounts. The Fund does not pay management fees but will indirectly bear its proportionate share of any management fees and other expenses paid by the underlying funds (or "acquired funds") in which it will invest. Acquired funds' estimated fees and expenses are based on the acquired funds' expenses for the fiscal year ended December 31, 2007. Effective December 1, 2007, the administrator has contractually agreed to waive or limit its fee to assume as its own expense certain expenses otherwise payable by the Portfolio, excluding the portfolios' fees and expenses, so that direct operating expenses of the Portfolio do not exceed 0.13% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2009.
 13 The Trust and the Adviser have entered into a written contract limiting operating expenses to 1.40% for all share classes until May 1, 2009.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Prudential Annuities Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Contingent Deferred Sales Charge
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:
   . You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses, and those expenses remain the same each year*
   . For each Sub-account charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Lifetime Five Income Benefit, the Highest Daily Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit (which are the maximum combination of optional benefit charges)
   .   No Purchase Payment Credit is granted under the Annuity.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU ELECT A DIFFERENT COMBINATION OF OPTIONAL BENEFITS THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows:

 If you surrender your entire contract at the end of the applicable time period: /1/

                                                      1 Year 3 Years
            --------------------------------------------------------
            You would pay the following expenses on   $1,505 $2,664
            the $10,000 invested, assuming 5% annual
            return on assets:
            --------------------------------------------------------

 If you annuitize at the end of the applicable time period: /2/

                                                      1 Year 3 Years
            --------------------------------------------------------
            You would pay the following expenses on    N/A     N/A
            the $10,000 invested, assuming 5% annual
            return on assets:
            --------------------------------------------------------

 If you do not surrender your contract at the end of the applicable time period:

                                                      1 Year 3 Years
            --------------------------------------------------------
            You would pay the following expenses on    $641  $1,896
            the $10,000 invested, assuming 5% annual
            return on assets:
            --------------------------------------------------------

 1 See "Summary of Contract Fees and Charges" for the CDSC schedule. 2 You may not annuitize in the first Three (3) Annuity Years.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. Thus, if you selected particular optional benefits, you would be precluded from investing in certain portfolios and therefore would not receive investment appreciation (or depreciation) affecting those Portfolios. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. Please see the General Information section of this prospectus, under the heading concerning "service fees" for a discussion of fees that we may receive from underlying mutual funds and /or their affiliates.

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. Prospectuses are provided to investors in the Sub-accounts as required by federal securities laws. The current prospectus and statement of additional information for the underlying Portfolios can also be obtained by calling 1-800-752-6342.

 As a condition to your participating in certain of our optional benefits, we limit the investment options to which you may allocate your Account Value. Broadly speaking, we offer two groups of permitted funds. Under the first group (Group I), your allowable investment options are more limited, but you are not subject to mandatory quarterly re-balancing. Under the second group (Group II), you may allocate your Account Value between a broader range of investment options, but must participate in quarterly re-balancing. The set of tables immediately below describes the first category of permitted investment options. The second set of tables describes the second category, under which:

 (a)you must allocate at least 20% of your Account Value to certain fixed income portfolios (currently, the AST PIMCO Total Return Bond Portfolio and the AST Western Asset Core Plus Bond Portfolio)
 (b)you may allocate up to 80% in the equity and other portfolios listed in the second table below
 (c)on each quarter (or the next Valuation Day, if the quarter-end is not a Valuation Day), we will automatically re-balance your Account Value, so that the percentages devoted to each Portfolio remain the same as those in effect on the immediately preceding quarter-end
 (d)between quarter-ends, you may re-allocate your Account Value among the investment options permitted within this category. If you reallocate, the next quarterly rebalancing will restore the percentages to those of your most recent reallocation.

 While those who do not participate in any optional benefit generally may invest in any of the investment options described in this prospectus, only those who participate in Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven may participate in the second category (along with its attendant re-balancing requirement). This second category is called our "Optional Allocation and Rebalancing Program." If you participate in the Optional Allocation and Rebalancing Program, you may not participate in a Dollar Cost Averaging Program or Automatic Rebalancing Program. We may modify or terminate the Optional Allocation and Rebalancing Program at any time.

 The following chart lists the currently available and permitted investment options when you choose certain optional benefits:

                                   Group I: Allowable Benefit Allocations

 Optional Benefit Name*                                 Permitted Portfolios:
 Lifetime Five Income Benefit                           AST Capital Growth Asset Allocation Portfolio
 Spousal Lifetime Five Income Benefit                   AST Balanced Asset Allocation Portfolio
 Highest Daily Lifetime Five Income Benefit             AST Conservative Asset Allocation Portfolio
 Highest Daily Lifetime Seven Income Benefit            AST Preservation Asset Allocation Portfolio
 Spousal Highest Daily Lifetime Seven Income Benefit    AST First Trust Balanced Target Portfolio
 Highest Daily Value Death Benefit                      AST First Trust Capital Appreciation Target Portfolio
                                                        AST Advanced Strategies Portfolio
                                                        AST T. Rowe Price Asset Allocation Portfolio
                                                        AST UBS Dynamic Alpha Strategy Portfolio
                                                        AST American Century Strategic Allocation Portfolio
                                                        AST Niemann Capital Growth Asset Allocation Portfolio
                                                        AST CLS Growth Asset Allocation Portfolio
                                                        AST CLS Moderate Asset Allocation Portfolio
                                                        AST Horizon Growth Asset Allocation Portfolio
                                                        AST Horizon Moderate Asset Allocation Portfolio
                                                        Franklin Templeton VIP Founding Funds Allocation Fund
-                                                      --------------------------------------------------------

 Optional Benefit Name*

                                                        All investment options permitted, EXCEPT these:
 Combo 5% Rollup & HAV Death Benefit                    Value Line(R) Target 25
 Guaranteed Minimum Income Benefit                      AIM VI Technology
 Guaranteed Minimum Withdrawal Benefit                  NASDAQ(R) Target 15
 GRO PLUS 2008                                          Evergreen VA Growth
 Highest Anniversary Value Death Benefit
 Highest Daily GRO
---------------------------------------------------------------------------------------------------------------

 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

                  Group II: Optional Allocation and Rebalancing Program.

 Optional Benefit Name*                          Permitted Portfolios:
                                                 AST Advanced Strategies
                                                 AST Aggressive Asset Allocation
                                                 AST AllianceBernstein Core Value
                                                 AST AllianceBernstein Growth & Income
                                                 AST American Century Income & Growth
                                                 AST American Century Strategic Allocation
                                                 AST Balanced Asset Allocation
                                                 AST Capital Growth Asset Allocation
                                                 AST CLS Growth Asset Allocation
                                                 AST CLS Moderate Asset Allocation
                                                 AST Cohen & Steers Realty
                                                 AST Conservative Asset Allocation
                                                 AST DeAM Large-Cap Value
                                                 AST DeAM Small-Cap Value
                                                 AST Federated Aggressive Growth
                                                 AST First Trust Balanced Target
 Highest Daily Lifetime Seven                    AST First Trust Capital Appreciation Target
 Spousal Highest Daily Lifetime Seven Benefit    AST Goldman Sachs Concentrated Growth
                                                 AST Goldman Sachs Mid-Cap Growth
                                                 AST High Yield
                                                 AST Horizon Growth Asset Allocation
                                                 AST Horizon Moderate Asset Allocation
                                                 AST International Growth
                                                 AST International Value
                                                 AST JPMorgan International Equity
                                                 AST Large-Cap Value
                                                 AST Lord Abbett Bond-Debenture
                                                 AST Marsico Capital Growth
                                                 AST MFS Global Equity
                                                 AST MFS Growth
                                                 AST Mid-Cap Value
                                                 AST Money Market
                                                 AST Neuberger Berman Mid-Cap Growth
                                                 AST Neuberger Berman Mid-Cap Value
                                                 AST Neuberger Berman Small-Cap Growth
                                                 AST Niemann Capital Growth Asset Allocation
                                                 AST PIMCO Limited Maturity Bond
                                                 AST PIMCO Total Return Bond
                                                 AST Preservation Asset Allocation
                                                 AST QMA US Equity Alpha
                                                 AST Small-Cap Growth
                                                 AST Small-Cap Value
                                                 AST T. Rowe Price Asset Allocation
                                                 AST T. Rowe Price Global Bond
                                                 AST T. Rowe Price Large-Cap Growth
                                                 AST T. Rowe Price Natural Resources
                                                 AST UBS Dynamic Alpha Strategy
                                                 AST Western Asset Core Plus Bond
                                                 Franklin Templeton VIP Founding Funds
                                                 Allocation Fund
-

 * Detailed Information regarding these optional benefits can be found in the "Living Benefits" and "Death Benefit" sections of this Prospectus.

   -------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
     TYPE                                                   ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
                       ADVANCED SERIES TRUST
   -------------------------------------------------------------------------
     ASSET      AST Advanced Strategies Portfolio:         LSV Asset
     ALLOCA     seeks a high level of absolute            Management;
     TION/      return. The Portfolio invests           Marsico Capital
    BALANCED    primarily in a diversified portfolio    Management, LLC;
                of equity and fixed income             Pacific Investment
                securities across different                Management
                investment categories and investment      Company LLC
                managers. The Portfolio pursues a       (PIMCO); T. Rowe
                combination of traditional and         Price Associates,
                non-traditional investment             Inc.; William Blair
                strategies.                              & Company, LLC
   -------------------------------------------------------------------------
     ASSET      AST Aggressive Asset Allocation          AST Investment
     ALLOCA     Portfolio: seeks the highest            Services, Inc. &
     TION/      potential total return consistent          Prudential
    BALANCED    with its specified level of risk        Investments LLC/
                tolerance. The Portfolio will invest       Prudential
                its assets in several other Advanced    Investments LLC
                Series Trust Portfolios. Under
                normal market conditions, the
                Portfolio will devote approximately
                100% of its net assets to underlying
                portfolios investing primarily in
                equity securities (with a range of
                92.5% to 100%) and the remainder of
                its net assets to underlying
                portfolios investing primarily in
                debt securities and money market
                instruments (with a range of 0% -
                7.5%).
   -------------------------------------------------------------------------
     LARGE      AST AllianceBernstein Core Value       AllianceBernstein
      CAP       Portfolio: seeks long-term capital            L.P.
     VALUE      growth by investing primarily in
                common stocks. The subadviser
                expects that the majority of the
                Portfolio's assets will be invested
                in the common stocks of large
                companies that appear to be
                undervalued. Among other things, the
                Portfolio seeks to identify
                compelling buying opportunities
                created when companies are
                undervalued on the basis of investor
                reactions to near-term problems or
                circumstances even though their
                long-term prospects remain sound.
                The subadviser seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
   -------------------------------------------------------------------------
     LARGE      AST AllianceBernstein Growth &         AllianceBernstein
      CAP       Income Portfolio: seeks long-term             L.P.
     VALUE      growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
   -------------------------------------------------------------------------
     LARGE      AST American Century Income & Growth    American Century
      CAP       Portfolio: seeks capital growth with       Investment
     VALUE      current income as a secondary           Management, Inc.
                objective. The Portfolio invests
                primarily in common stocks that
                offer potential for capital growth,
                and may, consistent with its
                investment objective, invest in
                stocks that offer potential for
                current income. The subadviser
                utilizes a quantitative management
                technique with a goal of building an
                equity portfolio that provides
                better returns than the S&P 500
                Index without taking on significant
                additional risk and while attempting
                to create a dividend yield that will
                be greater than the S&P 500 Index.
   -------------------------------------------------------------------------
     ASSET      AST American Century Strategic          American Century
     ALLOCA     Allocation Portfolio: seeks                Investment
     TION/      long-term capital growth with some      Management, Inc.
    BALANCED    regular income. The Portfolio will
                invest, under normal circumstances,
                in any type of U.S. or foreign
                equity security that meets certain
                fundamental and technical standards.
                The portfolio managers will draw on
                growth, value and quantitative
                investment techniques in managing
                the equity portion of the Portfolio
                and diversify the Portfolio's
                investments among small, medium and
                large companies.
   -------------------------------------------------------------------------
     ASSET      AST Balanced Asset Allocation            AST Investment
     ALLOCA     Portfolio: seeks the highest            Services, Inc. &
     TION/      potential total return consistent          Prudential
    BALANCED    with its specified level of risk        Investments LLC/
                tolerance. The Portfolio will invest       Prudential
                its assets in several other Advanced    Investments LLC
                Series Trust Portfolios. Under
                normal market conditions, the
                Portfolio will devote approximately
                65% of its net assets to underlying
                portfolios investing primarily in
                equity securities (with a range of
                57.5% to 72.5%), and 35% of its net
                assets to underlying portfolios
                investing primarily in debt
                securities and money market
                instruments (with a range of 27.5%
                to 42.5%).
   -------------------------------------------------------------------------

    -----------------------------------------------------------------------
      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
      FIXED       AST Bond Portfolio 2015: seeks the       Prudential
      INCOME      highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2015. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
    -----------------------------------------------------------------------
      FIXED       AST Bond Portfolio 2018: seeks the       Prudential
      INCOME      highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2018. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
    -----------------------------------------------------------------------
      FIXED       AST Bond Portfolio 2019: seeks the       Prudential
      INCOME      highest potential total return           Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2019. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
    -----------------------------------------------------------------------
      ASSET       AST Capital Growth Asset Allocation    AST Investment
      ALLOCA      Portfolio: seeks the highest           Services, Inc. &
      TION/       potential total return consistent        Prudential
     BALANCED     with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest     Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  75% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  67.5% to 80%), and 25% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 20.0%
                  to 32.5%).
    -----------------------------------------------------------------------
      ASSET       AST CLS Growth Asset Allocation        CLS Investment
      ALLOCA      Portfolio: seeks the highest              Firm, LLC
      TION/       potential total return consistent
      GROWTH      with its specified level of risk
                  tolerance. Under normal
                  circumstances, at least 90% of the
                  Portfolio's assets will be invested
                  in other portfolios of Advanced
                  Series Trust (the underlying
                  portfolios) while no more than 10%
                  of the Portfolio's assets may be
                  invested in exchange traded funds
                  (ETFs). Under normal market
                  conditions, the Portfolio will
                  devote from 60% to 80% of its net
                  assets to underlying portfolios and
                  ETFs investing primarily in equity
                  securities, and from 20% to 40% of
                  its net assets to underlying
                  portfolios and ETFs investing
                  primarily in debt securities and
                  money market instruments.
    -----------------------------------------------------------------------
      ASSET       AST CLS Moderate Asset Allocation      CLS Investment
      ALLOCA      Portfolio: seeks the highest              Firm, LLC
      TION/       potential total return consistent
      GROWTH      with its specified level of risk
                  tolerance. Under normal
                  circumstances, at least 90% of the
                  Portfolio's assets will be invested
                  in other portfolios of Advanced
                  Series Trust (the underlying
                  portfolios) while no more than 10%
                  of the Portfolio's assets may be
                  invested in exchange traded funds
                  (ETFs). Under normal market
                  conditions, the Portfolio will
                  devote from 40% to 60% of its net
                  assets to underlying portfolios and
                  ETFs investing primarily in equity
                  securities, and from 40% to 60% of
                  its net assets to underlying
                  portfolios and ETFs investing
                  primarily in debt securities and
                  money market instruments.
    -----------------------------------------------------------------------
     SPECIALTY    AST Cohen & Steers Realty Portfolio:   Cohen & Steers
                  seeks to maximize total return             Capital
                  through investment in real estate      Management, Inc.
                  securities. The Portfolio pursues
                  its investment objective by
                  investing, under normal
                  circumstances, at least 80% of its
                  net assets in common stocks and
                  other equity securities issued by
                  real estate companies, such as real
                  estate investment trusts (REITs)..
                  Under normal circumstances, the
                  Portfolio will invest substantially
                  all of its assets in the equity
                  securities of real estate companies,
                  i.e., a company that derives at
                  least 50% of its revenues from the
                  ownership, construction, financing,
                  management or sale of real estate or
                  that has at least 50% of its assets
                  in real estate. Real estate
                  companies may include real estate
                  investment trusts (REITs).
    -----------------------------------------------------------------------
      ASSET       AST Conservative Asset Allocation      AST Investment
      ALLOCA      Portfolio: seeks the highest           Services, Inc. &
      TION/       potential total return consistent        Prudential
     BALANCED     with its specified level of risk       Investments LLC/
                  tolerance. The Portfolio will invest     Prudential
                  its assets in several other Advanced   Investments LLC
                  Series Trust Portfolios. Under
                  normal market conditions, the
                  Portfolio will devote approximately
                  55% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  47.5% to 62.5%), and 45% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 37.5%
                  to 52.5%.
    -----------------------------------------------------------------------

  ---------------------------------------------------------------------------
   STYLE/         INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
    TYPE                                                    ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
    LARGE      AST DeAM Large-Cap Value Portfolio:          Deutsche
     CAP       seeks maximum growth of capital by          Investment
    VALUE      investing primarily in the value            Management
               stocks of larger companies. The           Americas, Inc.
               Portfolio pursues its objective,
               under normal market conditions, by
               primarily investing at least 80% of
               the value of its assets in the
               equity securities of large-sized
               companies included in the Russell
               1000(R) Value Index. The subadviser
               employs an investment strategy
               designed to maintain a portfolio of
               equity securities which approximates
               the market risk of those stocks
               included in the Russell 1000(R)
               Value Index, but which attempts to
               outperform the Russell 1000(R) Value
               Index through active stock selection.
  ---------------------------------------------------------------------------
    SMALL      AST DeAM Small-Cap Value Portfolio:          Deutsche
     CAP       seeks maximum growth of investors'          Investment
    VALUE      capital by investing primarily in           Management
               the value stocks of smaller               Americas, Inc.
               companies. The Portfolio pursues its
               objective, under normal market
               conditions, by primarily investing
               at least 80% of its total assets in
               the equity securities of small-sized
               companies included in the Russell
               2000(R) Value Index. The subadviser
               employs an investment strategy
               designed to maintain a portfolio of
               equity securities which approximates
               the market risk of those stocks
               included in the Russell 2000(R)
               Value Index, but which attempts to
               outperform the Russell 2000(R) Value
               Index.
  ---------------------------------------------------------------------------
    SMALL      AST Federated Aggressive Growth          Federated Equity
     CAP       Portfolio: seeks capital growth. The        Management
   GROWTH      Portfolio pursues its investment            Company of
               objective by investing primarily in        Pennsylvania/
               the stocks of small companies that       Federated Global
               are traded on national security             Investment
               exchanges, NASDAQ stock exchange and     Management Corp.;
               the over-the-counter-market. Small        Federated MDTA
               companies will be defined as                    LLC
               companies with market
               capitalizations similar to companies
               in the Russell 2000 Growth Index.
  ---------------------------------------------------------------------------
    ASSET      AST First Trust Balanced Target         First Trust Advisors
    ALLOCA     Portfolio: seeks long-term capital             L.P.
    TION/      growth balanced by current income.
   BALANCED    The Portfolio seeks to achieve its
               objective by investing approximately
               65% in common stocks and
               approximately 35% in fixed income
               securities. The Portfolio allocates
               the equity portion of the portfolio
               across five uniquely specialized
               strategies - The Dow(R) Target
               Dividend, the Value Line(R) Target
               25, the Global Dividend Target 15,
               the NYSE(R) International Target 25,
               and the Target Small Cap. Each
               strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
  ---------------------------------------------------------------------------
    ASSET      AST First Trust Capital Appreciation    First Trust Advisors
    ALLOCA     Target Portfolio: seeks long-term              L.P.
    TION/      capital growth. The Portfolio seeks
   BALANCED    to achieve its objective by
               investing approximately 80% in
               common stocks and 20% in fixed
               income securities. The portfolio
               allocates the equity portion of the
               portfolio across five uniquely
               specialized strategies - the Value
               Line(R) Target 25, the Global
               Dividend Target 15, the Target Small
               Cap, the Nasdaq(R) Target 15, and
               the NYSE(R) International Target 25.
               Each strategy employs a quantitative
               approach by screening common stocks
               for certain attributes and/or using
               a multi-factor scoring system to
               select the common stocks. The fixed
               income allocation is determined by
               the Dow Jones Income strategy which
               utilizes certain screens to select
               bonds from the Dow Jones Corporate
               Bond Index or like-bonds not in the
               index.
  ---------------------------------------------------------------------------
    LARGE      AST Goldman Sachs Concentrated             Goldman Sachs
     CAP       Growth Portfolio: seeks long-term        Asset Management,
   GROWTH      growth of capital. The Portfolio               L.P.
               will pursue its objective by
               investing primarily in equity
               securities of companies that the
               subadviser believes have the
               potential to achieve capital
               appreciation over the long-term. The
               Portfolio seeks to achieve its
               investment objective by investing,
               under normal circumstances, in
               approximately 30 - 45 companies that
               are considered by the subadviser to
               be positioned for long-term growth.
  ---------------------------------------------------------------------------

    ------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
     MID CAP     AST Goldman Sachs Mid-Cap Growth         Goldman Sachs
     GROWTH      Portfolio: seeks long-term capital     Asset Management,
                 growth. The Portfolio pursues its            L.P.
                 investment objective, by investing
                 primarily in equity securities
                 selected for their growth potential,
                 and normally invests at least 80% of
                 the value of its assets in
                 medium-sized companies. Medium-sized
                 companies are those whose market
                 capitalizations (measured at the
                 time of investment) fall within the
                 range of companies in the Russell
                 Mid-cap Growth Index. The subadviser
                 seeks to identify individual
                 companies with earnings growth
                 potential that may not be recognized
                 by the market at large.
    ------------------------------------------------------------------------
      FIXED      AST High Yield Portfolio: seeks        Pacific Investment
     INCOME      maximum total return, consistent          Management
                 with preservation of capital and          Company LLC
                 prudent investment management. The          (PIMCO)
                 Portfolio invests, under normal
                 circumstances, at least 80% of its
                 net assets plus any borrowings for
                 investment purposes (measured at
                 time of purchase) in high yield,
                 fixed-income securities that, at the
                 time of purchase, are non-investment
                 grade securities. Such securities
                 are commonly referred to as "junk
                 bonds".
    ------------------------------------------------------------------------
      ASSET      AST Horizon Growth Asset Allocation         Horizon
      ALLOCA     Portfolio: seeks the highest           Investments, LLC
      TION/      potential total return consistent
     GROWTH      with its specified level of risk
                 tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 60% to 80% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 20% to 40% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
    ------------------------------------------------------------------------
      ASSET      AST Horizon Moderate Asset                  Horizon
      ALLOCA     Allocation Portfolio: seeks the        Investments, LLC
      TION/      highest potential total return
     GROWTH      consistent with its specified level
                 of risk tolerance. Under normal
                 circumstances, at least 90% of the
                 Portfolio's assets will be invested
                 in other portfolios of Advanced
                 Series Trust (the underlying
                 portfolios) while no more than 10%
                 of the Portfolio's assets may be
                 invested in exchange traded funds
                 (ETFs). Under normal market
                 conditions, the Portfolio will
                 devote from 40% to 60% of its net
                 assets to underlying portfolios and
                 ETFs investing primarily in equity
                 securities, and from 40% to 60% of
                 its net assets to underlying
                 portfolios and ETFs investing
                 primarily in debt securities and
                 money market instruments.
    ------------------------------------------------------------------------
      INTER      AST International Growth Portfolio:     Marsico Capital
     NATIONAL    seeks long-term capital growth.        Management, LLC;
     EQUITY      Under normal circumstances, the         William Blair &
                 Portfolio invests at least 80% of        Company, LLC
                 the value of its assets in
                 securities of issuers that are
                 economically tied to countries other
                 than the United States. Although the
                 Portfolio intends to invest at least
                 80% of its assets in the securities
                 of issuers located outside the
                 United States, it may at times
                 invest in U.S. issuers and it may
                 invest all of its assets in fewer
                 than five countries or even a single
                 country. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth.
    ------------------------------------------------------------------------
      INTER      AST International Value Portfolio:         LSV Asset
     NATIONAL    seeks long-term capital                   Management;
     EQUITY      appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      FIXED      AST Investment Grade Bond Portfolio:      Prudential
     INCOME      seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
    ------------------------------------------------------------------------
      INTER      AST JPMorgan International Equity         J.P. Morgan
     NATIONAL    Portfolio: seeks long-term capital        Investment
     EQUITY      growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
    ------------------------------------------------------------------------
      LARGE      AST Large-Cap Value Portfolio: seeks     Dreman Value
       CAP       current income and long-term growth     Management LLC;
      VALUE      of income, as well as capital          Hotchkis and Wiley
                 appreciation. The Portfolio invests,        Capital
                 under normal circumstances, at least    Management LLC;
                 80% of its net assets in common           J.P. Morgan
                 stocks of large capitalization            Investment
                 companies. Large capitalization        Management, Inc.
                 companies are those companies with
                 market capitalizations within the
                 market capitalization range of the
                 Russell 1000 Value Index.
    ------------------------------------------------------------------------
      FIXED      AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
     INCOME      Portfolio: seeks high current income          LLC
                 and the opportunity for capital
                 appreciation to produce a high total
                 return. The Portfolio invests, under
                 normal circumstances, at least 80%
                 of the value of its assets in fixed
                 income securities. The Portfolio
                 allocates its assets principally
                 among fixed income securities in
                 four market sectors: U.S. investment
                 grade securities, U.S. high yield
                 securities, foreign securities
                 (including emerging market
                 securities) and convertible
                 securities. Under normal
                 circumstances, the Portfolio invests
                 in each of the four sectors
                 described above. However, the
                 Portfolio may invest substantially
                 all of its assets in any one sector
                 at any time, subject to the
                 limitation that at least 20% of the
                 Portfolio's net assets must be
                 invested in any combination of
                 investment grade debt securities,
                 U.S. Government securities and cash
                 equivalents. The Portfolio may also
                 make significant investments in
                 mortgage-backed securities. Although
                 the Portfolio expects to maintain a
                 weighted average maturity in the
                 range of five to twelve years, there
                 are no restrictions on the overall
                 Portfolio or on individual
                 securities. The Portfolio may invest
                 up to 20% of its net assets in
                 equity securities.
    ------------------------------------------------------------------------
      LARGE      AST Marsico Capital Growth              Marsico Capital
       CAP       Portfolio: seeks capital growth.        Management, LLC
     GROWTH      Income realization is not an
                 investment objective and any income
                 realized on the Portfolio's
                 investments, therefore, will be
                 incidental to the Portfolio's
                 objective. The Portfolio will pursue
                 its objective by investing primarily
                 in common stocks of large companies
                 that are selected for their growth
                 potential. Large capitalization
                 companies are companies with market
                 capitalizations within the market
                 capitalization range of the Russell
                 1000 Growth Index. In selecting
                 investments for the Portfolio, the
                 subadviser uses an approach that
                 combines "top down" macroeconomic
                 analysis with "bottom up" stock
                 selection. The "top down" approach
                 identifies sectors, industries and
                 companies that may benefit from the
                 trends the subadviser has observed.
                 The subadviser then looks for
                 individual companies with earnings
                 growth potential that may not be
                 recognized by the market at large,
                 utilizing a "bottom up" stock
                 selection process. The Portfolio
                 will normally hold a core position
                 of between 35 and 50 common stocks.
                 The Portfolio may hold a limited
                 number of additional common stocks
                 at times when the Portfolio manager
                 is accumulating new positions,
                 phasing out existing or responding
                 to exceptional market conditions.
    ------------------------------------------------------------------------

   -------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   -------------------------------------------------------------------------
     INTER      AST MFS Global Equity Portfolio:          Massachusetts
    NATIONAL    seeks capital growth. Under normal      Financial Services
    EQUITY      circumstances the Portfolio invests          Company
                at least 80% of its assets in equity
                securities. The Portfolio will
                invest in the securities of U.S. and
                foreign issuers (including issuers
                in emerging market countries). While
                the portfolio may invest its assets
                in companies of any size, the
                Portfolio generally focuses on
                companies with relatively large
                market capitalizations relative to
                the markets in which they are traded.
   -------------------------------------------------------------------------
     LARGE      AST MFS Growth Portfolio: seeks           Massachusetts
      CAP       long-term capital growth and future,    Financial Services
    GROWTH      rather than current income. Under            Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts,
                of companies that the subadviser
                believes offer better than average
                prospects for long-term growth. The
                subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
   -------------------------------------------------------------------------
    MID CAP     AST Mid Cap Value Portfolio: seeks      EARNEST Partners
     VALUE      to provide capital growth by               LLC; WEDGE
                investing primarily in                       Capital
                mid-capitalization stocks that           Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
   -------------------------------------------------------------------------
     FIXED      AST Money Market Portfolio: seeks          Prudential
    INCOME      high current income while                  Investment
                maintaining high levels of              Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
   -------------------------------------------------------------------------
    MID CAP     AST Neuberger Berman Mid-Cap Growth     Neuberger Berman
    GROWTH      Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
   -------------------------------------------------------------------------
    MID CAP     AST Neuberger Berman Mid-Cap Value      Neuberger Berman
     VALUE      Portfolio: seeks capital growth.         Management Inc.
                Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of medium capitalization companies.
                For purposes of the Portfolio,
                companies with market
                capitalizations that fall within the
                range of the Russell Midcap(R) Index
                at the time of investment are
                considered medium capitalization
                companies. Some of the Portfolio's
                assets may be invested in the
                securities of large-cap companies as
                well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
   -------------------------------------------------------------------------
     SMALL      AST Neuberger Berman Small-Cap          Neuberger Berman
      CAP       Growth Portfolio: seeks maximum          Management Inc.
    GROWTH      growth of investors' capital from a
                portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily
                investing at least 80% of its total
                assets in the equity securities of
                small-sized companies included in
                the Russell 2000 Growth(R) Index.
   -------------------------------------------------------------------------
     ASSET      AST Niemann Capital Growth Asset         Neimann Capital
     ALLOCA     Allocation Portfolio: seeks the          Management Inc.
     TION/      highest potential total return
    GROWTH      consistent with its specified level
                of risk tolerance. Under normal
                circumstances, at least 90% of the
                Portfolio's assets will be invested
                in other portfolios of Advanced
                Series Trust (the underlying
                portfolios) while no more than 10%
                of the Portfolio's assets may be
                invested in exchange traded funds
                (ETFs). Under normal market
                conditions, the Portfolio will
                devote from 60% to 80% of its net
                assets to underlying portfolios and
                ETFs investing primarily in equity
                securities, and from 20% to 40% of
                its net assets to underlying
                portfolios and ETFs investing
                primarily in debt securities and
                money market instruments.
   -------------------------------------------------------------------------

    ------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
      FIXED      AST PIMCO Limited Maturity Bond        Pacific Investment
     INCOME      Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities. The average
                 portfolio duration of the Portfolio
                 generally will vary within a one- to
                 three- year time frame based on the
                 subadviser's forecast for interest
                 rates.
    ------------------------------------------------------------------------
      FIXED      AST PIMCO Total Return Bond            Pacific Investment
     INCOME      Portfolio: seeks to maximize total        Management
                 return consistent with preservation       Company LLC
                 of capital and prudent investment           (PIMCO)
                 management. The Portfolio will
                 invest in a portfolio of
                 fixed-income investment instruments
                 of varying maturities.
    ------------------------------------------------------------------------
      ASSET      AST Preservation Asset Allocation       AST Investment
      ALLOCA     Portfolio: seeks the highest           Services, Inc. &
      TION/      potential total return consistent         Prudential
     BALANCED    with its specified level of risk       Investments LLC/
                 tolerance. The Portfolio will invest      Prudential
                 its assets in several other Advanced    Investments LLC
                 Series Trust Portfolios. Under
                 normal market conditions, the
                 Portfolio will devote approximately
                 35% of its net assets to underlying
                 portfolios investing primarily in
                 equity securities (with a range of
                 27.5% to 42.5%), and 65% of its net
                 assets to underlying portfolios
                 investing primarily in debt
                 securities and money market
                 instruments (with a range of 57.5%
                 to 72.5%.
    ------------------------------------------------------------------------
      LARGE      AST QMA US Equity Portfolio              Quantitative
       CAP       (formerly known as AST                    Management
      BLEND      AllianceBernstein Managed Index 500     Associates LLC
                 Portfolio): seeks to produce returns
                 that exceed those of the benchmark.
                 The portfolio utilizes a long/short
                 investment strategy and will
                 normally invest at least 80% of its
                 net assets plus borrowings in equity
                 and equity related securities of
                 issuers traded on a securities
                 exchange or market in the US. The
                 benchmark index is the Russell
                 1000(R) which is comprised of stocks
                 representing more than 90% of the
                 market cap of the US market and
                 includes the largest 1000 securities
                 in the Russell 3000(R) index.
    ------------------------------------------------------------------------
      SMALL      AST Small-Cap Growth Portfolio:           Eagle Asset
       CAP       seeks long-term capital growth. The       Management;
     GROWTH      Portfolio pursues its objective by     Neuberger Berman
                 investing, under normal                 Management Inc.
                 circumstances, at least 80% of the
                 value of its assets in
                 small-capitalization companies.
                 Small-capitalization companies are
                 those companies with a market
                 capitalization, at the time of
                 purchase, no larger than the largest
                 capitalized company included in the
                 Russell 2000(R) Index at the time of
                 the Portfolio's investment.
    ------------------------------------------------------------------------
      SMALL      AST Small-Cap Value Portfolio: seeks      ClearBridge
       CAP       to provide long-term capital growth     Advisors, LLC;
      VALUE      by investing primarily in                Dreman Value
                 small-capitalization stocks that        Management LLC;
                 appear to be undervalued. The             J.P. Morgan
                 Portfolio invests, under normal           Investment
                 circumstances, at least 80% of the     Management, Inc.;
                 value of its net assets in small          Lee Munder
                 capitalization stocks. Small           Investments, Ltd
                 capitalization stocks are the stocks
                 of companies with market
                 capitalization that are within the
                 market capitalization range of the
                 Russell 2000(R) Value Index.
    ------------------------------------------------------------------------
      ASSET      AST T. Rowe Price Asset Allocation       T. Rowe Price
      ALLOCA     Portfolio: seeks a high level of       Associates, Inc.
      TION/      total return by investing primarily
     BALANCED    in a diversified portfolio of fixed
                 income and equity securities. The
                 Portfolio normally invests
                 approximately 60% of its total
                 assets in equity securities and 40%
                 in fixed income securities. This mix
                 may vary depending on the
                 subadviser's outlook for the
                 markets. The subadviser concentrates
                 common stock investments in larger,
                 more established companies, but the
                 Portfolio may include small and
                 medium-sized companies with good
                 growth prospects. The fixed income
                 portion of the Portfolio will be
                 allocated among investment grade
                 securities, high yield or "junk"
                 bonds, emerging market securities,
                 foreign high quality debt securities
                 and cash reserves.
    ------------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
   --------------------------------------------------------------------------
     FIXED       AST T. Rowe Price Global Bond            T. Rowe Price
     INCOME      Portfolio: seeks to provide high       International, Inc.
                 current income and capital growth by
                 investing in high-quality foreign
                 and U.S. dollar-denominated bonds.
                 The Portfolio will invest at least
                 80% of its total assets in fixed
                 income securities. The Portfolio
                 invests in all types of bonds,
                 including those issued or guaranteed
                 by U.S. or foreign governments or
                 their agencies and by foreign
                 authorities, provinces and
                 municipalities as well as investment
                 grade corporate bonds, mortgage and
                 asset-backed securities, and
                 high-yield bonds of U.S. and foreign
                 issuers. The Portfolio generally
                 invests in countries where the
                 combination of fixed-income returns
                 and currency exchange rates appears
                 attractive, or, if the currency
                 trend is unfavorable, where the
                 subadviser believes that the
                 currency risk can be minimized
                 through hedging. The Portfolio may
                 also invest up to 20% of its assets
                 in the aggregate in below
                 investment-grade, high-risk bonds
                 ("junk bonds"). In addition, the
                 Portfolio may invest up to 30% of
                 its assets in mortgage- related
                 (including mortgage dollar rolls and
                 derivatives, such as collateralized
                 mortgage obligations and stripped
                 mortgage securities) and
                 asset-backed securities.
   --------------------------------------------------------------------------
     LARGE       AST T. Rowe Price Large-Cap Growth       T. Rowe Price
      CAP        Portfolio: seeks long-term growth of    Associates, Inc.
     GROWTH      capital by investing predominantly
                 in the equity securities of a
                 limited number of large, carefully
                 selected, high-quality U.S.
                 companies that are judged likely to
                 achieve superior earnings growth.
                 The Portfolio takes a growth
                 approach to investment selection and
                 normally invests at least 80% of its
                 net assets in the common stocks of
                 large companies. Large companies are
                 defined as those whose market cap is
                 larger than the median market cap of
                 companies in the Russell 1000 Growth
                 Index as of the time of purchase.
   --------------------------------------------------------------------------
    SPECIALTY    AST T. Rowe Price Natural Resources      T. Rowe Price
                 Portfolio: seeks long-term capital      Associates, Inc.
                 growth primarily through the common
                 stocks of companies that own or
                 develop natural resources (such as
                 energy products, precious metals and
                 forest products) and other basic
                 commodities. The Portfolio invests,
                 under normal circumstances, at least
                 80% of the value of its assets in
                 natural resource companies. The
                 Portfolio may also invest in
                 non-resource companies with the
                 potential for growth. The Portfolio
                 looks for companies that have the
                 ability to expand production, to
                 maintain superior exploration
                 programs and production facilities,
                 and the potential to accumulate new
                 resources. Although at least 50% of
                 Portfolio assets will be invested in
                 U.S. securities, up to 50% of total
                 assets also may be invested in
                 foreign securities.
   --------------------------------------------------------------------------
     ASSET       AST UBS Dynamic Alpha Portfolio:        UBS Global Asset
     ALLOCA      seeks to maximize total return,            Management
     TION/       consisting of capital appreciation      (Americas) Inc.
    BALANCED     and current income. The Portfolio
                 invests in securities and financial
                 instruments to gain exposure to
                 global equity, global fixed income
                 and cash equivalent markets,
                 including global currencies. The
                 Portfolio may invest in equity and
                 fixed income securities of issuers
                 located within and outside the
                 United States or in open-end
                 investment companies advised by UBS
                 Global Asset Management (Americas)
                 Inc., the Portfolio's subadviser, to
                 gain exposure to certain global
                 equity and global fixed income
                 markets.
   --------------------------------------------------------------------------
     FIXED       AST Western Asset Core Plus Bond         Western Asset
     INCOME      Portfolio: seeks to maximize total         Management
                 return, consistent with prudent             Company
                 investment management and liquidity
                 needs, by investing to obtain its
                 average specified duration. The
                 Portfolio's current target average
                 duration is generally 2.5 to 7
                 years. The Portfolio pursues this
                 objective by investing in all major
                 fixed income sectors with a bias
                 towards non-Treasuries.
   --------------------------------------------------------------------------

   --------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
      TYPE                                                   ADVISOR/
                                                            SUB-ADVISOR
   --------------------------------------------------------------------------
                 INVESCO AIM VARIABLE INSURANCE FUNDS
   --------------------------------------------------------------------------
    MID CAP      AIM Variable Insurance Funds - AIM      Advisor: Invesco
     GROWTH      V.I. Dynamics Fund - Series I           Aim Advisors, Inc.
                 shares: The investment objective is
                 long-term capital growth. The             Sub-advisor:
                 Portfolio pursues its objective by      Advisory entities
                 normally investing at least 65% of       affiliated with
                 its assets in equity securities of         Invesco Aim
                 mid-sized companies that are             Advisors, Inc.
                 included in the Russell Midcap(R)
                 Growth Index at the time of purchase.
   --------------------------------------------------------------------------
    SPECIALTY    AIM Variable Insurance Funds - AIM      Advisor: Invesco
                 V.I. Financial Services Fund -          Aim Advisors, Inc.
                 Series I shares: The investment
                 objective is capital growth. The          Sub-advisor:
                 Portfolio normally invests at least     Advisory entities
                 80% of its net assets, plus the          affiliated with
                 amount of any borrowings for               Invesco Aim
                 investment purposes, in equity           Advisors, Inc.
                 securities of issuers engaged
                 primarily in financial
                 services-related industries.
   --------------------------------------------------------------------------
    SPECIALTY    AIM Variable Insurance Funds - AIM      Advisor: Invesco
                 V.I. Global Health Care Fund -          Aim Advisors, Inc.
                 Series I shares: The investment
                 objective is capital growth. The          Sub-advisor:
                 Portfolio normally invests at least     Advisory entities
                 80% of its net assets in securities      affiliated with
                 of health care industry companies.         Invesco Aim
                                                          Advisors, Inc.
   --------------------------------------------------------------------------
    SPECIALTY    AIM Variable Insurance Funds - AIM      Advisor: Invesco
                 V.I. Technology Fund - Series I         Aim Advisors, Inc.
                 shares: The investment objective is
                 capital growth. The Portfolio
                 normally invests at least 80% of its
                 net assets, plus the amount of any
                 borrowings for investment purposes,
                 in equity securities and
                 equity-related instruments of
                 companies engaged in
                 technology-related industries.
                 Companies in technology-related
                 industries include, but are not
                 limited to, those involved in the
                 design, manufacture, distribution,
                 licensing, or provision of various
                 applied technologies, hardware,
                 software, semiconductors,
                 telecommunications equipment and
                 services and service-related
                 companies in information technology.
   --------------------------------------------------------------------------
                   EVERGREEN VARIABLE ANNUITY TRUST
   --------------------------------------------------------------------------
     SMALL       Evergreen VA Growth: seeks long-term        Evergreen
      CAP        capital growth. The Portfolio              Investment
     GROWTH      invests at least 75% of its assets         Management
                 in common stocks of small- and            Company, LLC
                 medium-sized companies (i.e.,
                 companies whose market
                 capitalizations fall within the
                 market capitalization range of the
                 companies tracked by the Russell
                 2000(R) Growth Index, measured at
                 the time of purchase). The remaining
                 portion of the Portfolio's assets
                 may be invested in companies of any
                 size. The Portfolio's managers
                 employ a growth-style of equity
                 management and will generally seek
                 to purchase stocks of companies that
                 have demonstrated earnings growth
                 potential which they believe is not
                 yet reflected in the stock's market
                 price. The Portfolio's managers
                 consider potential earnings growth
                 above the average earnings growth of
                 companies included in the Russell
                 2000(R) Growth Index as a key factor
                 in selecting investments.
   --------------------------------------------------------------------------
      INTER      Evergreen VA International Equity:          Evergreen
    NATIONAL     seeks long-term capital growth and         Investment
     EQUITY      secondarily, modest income. The            Management
                 Portfolio will normally invest at         Company, LLC
                 least 80% of its assets in equity
                 securities issued by, in the
                 manager's opinion, established and
                 quality non-U.S. companies located
                 in countries with developed markets.
                 The Portfolio may purchase
                 securities across all market
                 capitalizations. The Portfolio
                 normally invests at least 65% of its
                 assets in securities of companies in
                 at least three countries (other than
                 the U.S.). The Portfolio may also
                 invest in emerging markets. The
                 Portfolio's managers seek both
                 growth and value opportunities For
                 growth investments, the Portfolio's
                 manager seeks, among other things,
                 good business models, good
                 management and growth in cash flows.
                 For value investments, the
                 Portfolio's manager seeks, among
                 other things, companies that are
                 undervalued in the marketplace
                 compared to their assets. The
                 Portfolio normally intends to seek
                 modest income from dividends paid by
                 its equity holdings. Other than cash
                 and cash equivalents, the Portfolio
                 intends to invest substantially all
                 of its assets in the securities of
                 non-U.S. issuers.
   --------------------------------------------------------------------------

  ---------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES           PORTFOLIO
     TYPE                                                   ADVISOR/
                                                           SUB-ADVISOR
  ---------------------------------------------------------------------------
   SPECIALTY    Evergreen VA Omega: seeks long-term         Evergreen
                capital growth. The Portfolio              Investment
                invests primarily, and under normal        Management
                conditions substantially all of its       Company, LLC
                assets, in common stocks of U.S.
                companies across any market
                capitalizations. The Portfolio's
                manager employs a growth style of
                equity management that seeks to
                emphasizes companies with cash flow
                growth, sustainable competitive
                advantages, returns on invested
                capital above their cost of capital
                and the ability to manage for
                profitable growth that can create
                long-term value for shareholders.
  ---------------------------------------------------------------------------
                 FIRST DEFINED PORTFOLIO FUND, LLC
  ---------------------------------------------------------------------------
   SPECIALTY    First Trust Target Focus Four          First Trust Advisors
                Portfolio (formerly, First Trust 10           L.P.
                Uncommon Values Portfolio): seeks to
                provide above-average capital
                appreciation. The Portfolio seeks to
                achieve its objective by investing
                in the common stocks of companies
                which are selected by applying four
                separate uniquely specialized
                strategies. (the "Focus Four
                Strategy"). The Focus Four Strategy
                adheres to a disciplined investment
                process that targets the following
                four strategies: The Dow(R) Target
                Dividend Strategy, Value Line(R)
                Target 25 Strategy, S&P Target SMid
                60 Strategy, and NYSE(R)
                International Target 25 Strategy.
  ---------------------------------------------------------------------------
   SPECIALTY    Global Dividend Target 15 Portfolio:   First Trust Advisors
                seeks to provide above-average total          L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks issued by companies
                that are expected to provide income
                and to have the potential for
                capital appreciation. The Portfolio
                invests primarily in the common
                stocks of the companies which are
                components of the Dow Jones
                Industrial Average/sm/ ("DJIA/sm/"),
                the Financial Times Industrial
                Ordinary Share Index ("FT Index")
                and the Hang Seng Index. The
                Portfolio primarily consists of
                common stocks of the five companies
                with the lowest per share stock
                prices of the ten companies in each
                of the DJIA/sm/, FT Index and Hang
                Seng Index, respectively, that have
                the highest dividend yields in the
                respective index on or about the
                applicable stock selection date.
                Each security is initially equally
                weighted in the portfolio.
  ---------------------------------------------------------------------------
   SPECIALTY    NASDAQ(R) Target 15 Portfolio: seeks   First Trust Advisors
                to provide above-average total                L.P.
                return. Beginning with the stocks in
                the NASDAQ-100 Index(R) on or about
                the applicable stock selection date,
                the Portfolio selects fifteen stocks
                based on a multi-factor model. A
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
  ---------------------------------------------------------------------------
   SPECIALTY    S&P(R) Target 24 Portfolio: seeks to   First Trust Advisors
                provide above-average total return.           L.P.
                Beginning with the stocks in the
                Standard & Poor's 500 Index ("S&P
                500 Index"), on or about the
                applicable stock selection date, the
                Portfolio selects three stocks from
                each of the eight largest economic
                sectors of the S&P 500 Index. The
                twenty four stocks are selected
                based on a multi-factor model and a
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
  ---------------------------------------------------------------------------
   SPECIALTY    Target Managed VIP Portfolio: seeks    First Trust Advisors
                to provide above-average total                L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks of the companies
                that are identified based on six
                uniquely specialized strategies -
                The Dow(R) DART 5, the European
                Target 20, the NASDAQ(R) Target 15,
                the S&P(R) Target 24, the Target
                Small- Cap and the Value Line(R)
                Target 25. Each strategy employs a
                quantitative approach by screening
                common stocks for certain attributes
                and/or using a multi-factor scoring
                system to select the common stocks.
  ---------------------------------------------------------------------------
   SPECIALTY    The Dow(R) Target Dividend             First Trust Advisors
                Portfolio: seeks to provide                   L.P.
                above-average total return. The
                Portfolio seeks to achieve its
                objective by investing in common
                stocks issued by companies that are
                expected to provide income and to
                have the potential for capital
                appreciation. Beginning with the
                stocks in The Dow Jones Select
                Dividend Index/sm/, on or about the
                applicable stock selection date, the
                Portfolio selects twenty common
                stocks based on a multi-factor
                model. Each security is initially
                equally weighted in the portfolio.
  ---------------------------------------------------------------------------

 -----------------------------------------------------------------------------
   STYLE/          INVESTMENT OBJECTIVES/POLICIES            PORTFOLIO
    TYPE                                                     ADVISOR/
                                                            SUB-ADVISOR
 -----------------------------------------------------------------------------
  SPECIALTY     The Dow(R) DART 10 Portfolio: seeks     First Trust Advisors
                to provide above-average total                 L.P.
                return. The Portfolio seeks to
                achieve its objective by investing
                in common stocks issued by companies
                that are expected to provide income
                and to have the potential for
                capital appreciation. The Portfolio
                invests primarily in the common
                stocks of the ten companies in the
                DJIA that have the highest combined
                dividend yields and buyback ratios
                on or about the applicable stock
                selection date. Each security is
                initially equally weighted in the
                portfolio.
 -----------------------------------------------------------------------------
  SPECIALTY     Value Line(R) Target 25 Portfolio:      First Trust Advisors
                seeks to provide above-average                 L.P.
                capital appreciation. The Portfolio
                seeks to achieve its objective by
                investing in 25 of the 100 common
                stocks that Value Line(R) gives a #1
                ranking for Timelines/tm/ which have
                recently exhibited certain positive
                financial attributes. Value Line(R)
                ranks approximately 1,700 stocks of
                which 100 are given their #1 ranking
                for Timeliness(TM) which measures
                Value Line's view of their probable
                price performance during the next
                six to 12 months relative to the
                others. Beginning with the 100
                stocks that Value Line(R) ranks #1
                for Timeliness(TM), on or about the
                applicable stock selection date, the
                Portfolio selects twenty five stocks
                based on a multi-factor model. A
                modified market capitalization
                approach is used to weight each
                security in the portfolio.
 -----------------------------------------------------------------------------
                    FRANKLIN TEMPLETON VARIABLE
                      INSURANCE PRODUCTS TRUST
 -----------------------------------------------------------------------------
  MODERATE      Franklin Templeton Founding Funds       Franklin Templeton
  ALLOCATION    Allocation Fund: seeks capital             Services, LLC
                appreciation, with income as a
                secondary goal. The Fund normally
                invests equal portions in Class 1
                shares of Franklin Income Securities
                Fund; Mutual Shares Securities Fund;
                and Templeton Growth Securities Fund.
 -----------------------------------------------------------------------------
                NATIONWIDE VARIABLE INSURANCE TRUST
 -----------------------------------------------------------------------------
    INTER       Gartmore NVIT Developing Markets          NWD Management
  NATIONAL      Fund: seeks long-term capital            & Research Trust/
   EQUITY       appreciation, under normal                Gartmore Global
                conditions by investing at least 80%         Partners
                of the value of its net assets in
                equity securities of companies of
                any size based in the world's
                developing market countries. Under
                normal market conditions,
                investments are maintained in at
                least six countries at all times
                with no more than 35% of the value
                of its net assets invested in
                securities of any one country.
 -----------------------------------------------------------------------------
                     WELLS FARGO VARIABLE TRUST
 -----------------------------------------------------------------------------
    LARGE       Wells Fargo Advantage VT Equity          Wells Fargo Funds
     CAP        Income Fund: seeks long-term capital     Management, LLC,
    VALUE       appreciation and dividend income.            adviser;
                The Portfolio invests principally in       Wells Capital
                equity securities of large-                 Management
                capitalization companies, which they       Incorporated,
                define as companies with market             subadviser
                capitalizations of $3 billion or
                more.
 -----------------------------------------------------------------------------

 "Dow Jones Industrial Average/SM/", "DJIA/SM/", "Dow Industrials/SM/", "The Dow/SM/", and "The Dow 10/SM/" and the other Dow indices are service marks of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The portfolios, including, and in particular the Target Managed VIP portfolio The Dow/SM/ DART 10 portfolio, and The Dow/SM/ Target Dividend Portfolio are not endorsed, sold or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

 "Standard & Poor's," "S&P," "S&P 500," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by First Trust on behalf of the S&P Target 24 Portfolio and the Target Managed VIP Portfolio. The Portfolios are not sponsored, endorsed, managed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

 "The Nasdaq 100(R)", "Nasdaq-100 Index(R)", "Nasdaq Stock Market(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio have not been passed on by the Corporations as to its legality or suitability. The Nasdaq Target 15 Portfolio and Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Nasdaq Target 15 Portfolio or the Target Managed VIP Portfolio.

 "Value Line(R)," "The Value Line Investment Survey," and "Value Line Timeliness/TM/ Ranking System" are registered trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. The Target Managed VIP(R) Portfolio and Value Line Target 25 Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Portfolio.

 "Value Line Publishing, Inc.'s ("VLPI") only relationship to First Trust Advisors L.P. or the Portfolio is VLPI's licensing to First Trust Advisors L.P. of certain VLPI trademarks and trade names and the Value Line Timeliness Ranking System (the "System"), which is composed by VLPI without regard to First Trust Advisors L.P., the Portfolio or any investor. First Trust Advisors, L.P. has sub-licensed certain VLPI trademarks and trade names to Prudential Investments LLC. VLPI has no obligation to take the needs of First Trust Advisors L.P., Prudential Investments LLC or any investor in the Portfolio into consideration in composing the System. The Portfolio's results may differ from the hypothetical or published results of the Value Line Timeliness Ranking System. VLPI is not responsible for, and has not participated in, the determination of the prices and composition of the Portfolio or the timing of the issuance for sale of the Portfolio or in the calculation of the equations by which the Portfolio is to be converted into cash. VLPI MAKES NO WARRANTY CONCERNING THE SYSTEM, EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES ARISING FROM USAGE OF TRADE, COURSE OF DEALING OR COURSE OF PERFORMANCE, AND VLPI MAKES NO WARRANTY AS TO THE POTENTIAL PROFITS OR ANY OTHER BENEFITS THAT MAY BE ACHIEVED BY USING THE SYSTEM OR ANY INFORMATION OR MATERIALS GENERATED THEREFROM. VLPI DOES NOT WARRANT THAT THE SYSTEM WILL MEET ANY REQUIREMENTS OR THAT IT WILL BE ACCURATE OR ERROR-FREE. VLPI ALSO DOES NOT GUARANTEE ANY USES, INFORMATION, DATA OR OTHER RESULTS GENERATED FROM THE SYSTEM. VLPI HAS NO OBLIGATION OR LIABILITY (I) IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR TRADING OF THE PORTFOLIO; OR (II) FOR ANY LOSS, DAMAGE, COST OR EXPENSE SUFFERED OR INCURRED BY ANY INVESTOR OR OTHER PERSON OR ENTITY IN CONNECTION WITH THE PORTFOLIO, AND IN NO EVENT SHALL VLPI BE LIABLE FOR ANY LOST PROFITS OR OTHER CONSEQUENTIAL, SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT OR EXEMPLARY DAMAGES IN CONNECTION WITH THE PORTFOLIO."

 WHAT ARE THE FIXED ALLOCATIONS?
 We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula (including a description of Strips) along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.

 Fixed Allocations may not be available in all states (currently not available in Maryland, Nevada, North Dakota, Vermont, and Washington). We may restrict your ability to allocate Account Value to Fixed Allocations if you elect certain optional benefits. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

                               FEES AND CHARGES

 The charges under the Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities' general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including appreciation on amounts that represent any Credits.

 WHAT ARE THE CONTRACT FEES AND CHARGES?
 Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages are shown under "Summary of Contract Fees and Charges". If you purchase the Annuity and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-related full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2% of your Purchase Payments and is designed to approximate the taxes that we are required to pay. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits.

 Optional Benefits for which we assess a charge: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the section entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?

 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment of $10,000. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total $10,000.

 Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity of age 75. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and Beneficiary Designations by sending us a request in writing in a form acceptable to us. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
   . a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
   .   a new Annuitant subsequent to the Annuity Date;
   . for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
   . a change in Beneficiary if the Owner had previously made the designation irrevocable.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefit Programs" and "Death Benefits" sections of this Prospectus for any such restrictions.

 Spousal Designations
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 We define a spouse the same as under federal tax laws and regulations.

 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity (the free look period for replacements typically is longer, such as 20 or 30 days). If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase

 Payments applied during the right to cancel period if they are greater than your current Account Value. Such amounts returned will be less any applicable federal and state income tax withholding. If you return your Annuity, we will not return any XTra Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program the "Systematic Investment Plan." Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE CREDITS UNDER THE XT8 ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made, and the amount of the Purchase Payment according to the table below:

                                CREDIT
                              (Cumulative      CREDIT
                               Purchase      (Cumulative
                               Payments   Purchase Payments
                     ANNUITY  $100,000 or     Less than
                      YEAR     Greater)       $100,000)
                     --------------------------------------
                       1         8.00%          6.00%
                       2         6.00%          5.00%
                       3         4.00%          4.00%
                       4         3.00%          3.00%
                       5         2.00%          2.00%
                       6         1.00%          1.00%
                       7+        0.00%          0.00%
                     --------------------------------------

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE XT8 ANNUITY?
 Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 If your Annuity is being funded with an initial Purchase Payments that includes a transfer of assets, as we define through our administrative procedures, and the total initial Purchase Payment equals or exceeds $100,000, we will Credit you with the higher Credit described in the chart above.

 Examples of Applying Credits

 Initial Purchase Payment
 Assume you make an initial Purchase Payment of $75,000 and your Annuity is issued on January 2, 2009. Since the cumulative Purchase Payments are less than $100,000 and the contract is in the first Annuity Year, we would apply a 6% Credit to your Purchase Payment and allocate the amount of the Credit ($4500 = $75,000 X .060) to your Account Value in the proportion that your Purchase Payment is allocated.

 Initial Purchase Payment With Transfer of Assets
 Assume you make an initial Purchase Payment of $105,000 (which consists of a check for $75,000 and exchange paperwork indicating additional purchase payments of $30,000) and your Annuity is issued on January 2, 2009 with the receipt of the check for $75,000. On January 16, 2009 the remaining $30,000, as indicated by the exchange paperwork, is received. Since the cumulative Purchase Payments are greater than $100,000 and the contract is in the first Annuity Year, we would apply an 8% Credit to the January 2, 2009 portion of your Purchase Payment and allocate the amount of the Credit ($6,000= $75,000 x .08) to your Account Value on January 2, 2009 and we would apply an 8% Credit to the January 16, 2009 portion of your Purchase Payment and allocate the amount of the Credit ($2,400= $30,000 x .080) to your Account Value on January 16, 2009.

 Additional Purchase Payment in Annuity Year 1
 Assume that you make an additional Purchase Payment of $30,000 on March 5, 2009. The cumulative Purchase Payments are greater than $100,000; therefore we would apply an 8.0% Credit to your March 5, 2009 Purchase Payment and allocate the amount of the Credit ($2400 = $30,000 X .08) to your Account Value.

 Additional Purchase Payment in Annuity Year 6
 Assume that you make an additional Purchase Payment of $25,000 on February 6, 2014. The cumulative Purchase Payments are greater than $100,000 and the contract is in the sixth year; therefore we would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $25,000 X .01) to your Account Value.

Recapture of XTra Credits
 The amount of any XTra Credits applied to your Annuity Account Value can be taken back by Prudential Annuities. Specifically, if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any XTra Credits.

 We have filed an application with the SEC that, if granted, will allow us to recapture the XTra Credit amounts under this Annuity (a) if you return the Annuity during the "free look" period or (b) if the XTra Credit amount was granted within 12 months immediately before a death that triggers payment of the Annuity's death benefit or (c) if the XTra Credit amount was granted within 12 months immediately prior to your exercise of the medically-related surrender provision of the Annuity. Until we receive such an exemptive order, we will recapture the XTra Credits under this Annuity only if you exercise the free look right, but will adjust the amount we recapture for any charges, and negative investment experience, with respect to the XTra Credit amount.

 General Information about Credits
   . We do not consider Credits to be "investment in the contract" for income tax purposes.
   . You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro-rata to the other investment options to which you transferred.

 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the
    "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals and
    (ii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from such differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
 The Portfolios have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and
 (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER DOLLAR COST AVERAGING?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts or Fixed Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
   . You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
   . You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
   . Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

 NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

 The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will be effected on the date the DCA Fixed Dollar Allocation is established and each month following until the entire principal amount plus earnings is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 We currently do not offer any asset allocation programs for use with your Annuity.

 WHAT IS THE BALANCED INVESTMENT PROGRAM?
 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the

 Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

      Example
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily
 GRO).

 You will receive confirmations of transactions that affect your Annuity.

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fee charged for the services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

 Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

 Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

 HOW DO THE FIXED ALLOCATIONS WORK?
 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.

 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or the Balanced Investment Program.

 The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on

 Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA Formula
 The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                         [(1+I) / (1+J+0.0010)]/N/365/

                                     where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.

 If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                            [(1 + I)/(1 + J)]/N/365/

 MVA Examples
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into a Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 Example of Positive MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N/365/ = [1.055/1.041]/2/ = 1.027078
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 Example of Negative MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N/365/ = [1.055/1.071]/2/ = 0.970345
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,164.78.

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During the Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During the Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your Annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first in, first out basis.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments". Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Sections 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Sections 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any Fixed Allocations.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-800-752-6342 or visit our Internet Website at www.prudentialannuities.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. We may apply a Market Value Adjustment to any Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity.

 A "Contingency Event" occurs if the Annuitant is:
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. This benefit is not available in Massachusetts.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make available annuity options that provide fixed annuity payments or adjustable annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

    You may not annuitize within the first three Annuity Years.

 Option 1
 Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 2
 Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 3
 Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 4
 Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

 We may make different annuity payment options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your Annuity Date, provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.
   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.
   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 Fixed Annuity Payments
 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a 2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation (e.g., Montana), such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

 Adjustable Annuity Payments
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" that Prudential Annuities offers are the Guaranteed Return Option Plus 2008 (GRO Plus 2008), the Highest Daily Guaranteed Return Option (Highest Daily GRO), the Guaranteed Minimum Withdrawal Benefit (GMWB), the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit, the Highest Daily Lifetime Five Income Benefit, the Highest Daily Lifetime Seven Income Benefit and the Spousal Highest Daily Lifetime Seven Income Benefit. In general, these benefits fall into four basic categories:

 Here is a general description of each kind of living benefit that we offer under this Annuity:
..   Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest
    Daily GRO benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.
..   Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments.
    Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments.
..   Guaranteed Minimum Withdrawal Benefit. This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined.
..   Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime Seven benefit, for example, the guaranteed amount generally is equal to your annuity value, appreciated at seven percent annually.

 Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

 GUARANTEED RETURN OPTION PLUS 2008/SM/ (GRO Plus 2008)/SM /

 The GRO Plus 2008 benefit described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or Highest Daily GRO, in which case your election must be on an Annuity Anniversary). GRO Plus 2008 is not available if you participate in any other optional living benefit. However, GRO Plus 2008 may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit.

 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date).

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent Purchase Payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guarantee amount, and the dollar-for-dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ 2008 program are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Key Feature - Allocation of Account Value
 To allow us to make these guarantees, we monitor your Account Value according to the formula that is set forth in the schedule supplement to the rider and that also is set forth in Appendix E to this prospectus. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required allocation mechanism helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts in the event of securities market declines. In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula also contemplates the transfer of assets from an AST bond portfolio to the other Sub-accounts in certain other scenarios. The formula itself is the same as that used for our Highest Daily GRO benefit, and is set forth in Appendix E to this prospectus. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios? Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.

 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond portfolio only by operation of the asset transfer formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula, applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the asset transfer formula works as follows (please see Appendix
 E). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current

 AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 If a significant amount of your Account Value is systematically transferred to an AST bond portfolio Sub-account to support the guarantee amounts during periods of market declines, low interest rates, and/or as the guarantee nears its maturity date, less of your Account Value may be available to participate in the investment experience of the other Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee, a significant portion of your Account Value may be allocated to an AST bond portfolio Sub-account to support any applicable guaranteed amount(s).

 Election/Cancellation of the Program
 GRO Plus 2008 can be elected on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or Highest Daily GRO, in which case your election must be on an Annuity Anniversary). If you elect the benefit after the Issue Date of your Annuity, the benefit will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the base guarantee amount will equal the Account Value on that day. You may elect GRO Plus 2008 only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York).

 You may cancel the GRO Plus 2008 benefit at any time. Upon cancellation, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the program, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under GRO Plus 2008
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of the prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the program.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers between an AST bond portfolio Sub-account and your other Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the program may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this program. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Charges under the Program
 We deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 program. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the program. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit but such increases shall not exceed the maximum charges set forth in the "Your Optional Benefit Fees and Charges" tables.

 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO)/SM/

 The Highest Daily Guaranteed Return Option described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in this benefit, in which case your election must be on an Annuity Anniversary). Highest Daily GRO is not available if you participate in any other living benefit. However, Highest Daily GRO may be elected together with any optional death benefit except for HDV.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee.

 The guarantees provided by the program exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO program are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year. The resulting dollar-for dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guaranteed Amount above: $12,500 X (1 - $7,500/$177,500), or $11,971.83.

 Key Feature - Allocation of Account Value
 To allow us to make these guarantees, we monitor your Account Value according to the formula that is set forth in the schedule supplement to the rider and that also is set forth in Appendix E to this prospectus. Because the formula is made part of your schedule supplement, the formula may not be altered. However, we do reserve the right to amend the formula for newly-issued annuity contracts that elect Highest Daily GRO and for existing contracts that elect the benefit post-issue. This required allocation mechanism helps us manage our financial exposure under Highest Daily GRO, by moving assets out of certain Sub-accounts in certain scenarios. In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula also contemplates the transfer of assets from the AST Bond Portfolios to the other Sub-accounts in other scenarios.

 For purposes of operating the Highest Daily GRO formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected Highest Daily GRO, you may invest in an AST bond portfolio only by operation of the asset transfer formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?" Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 In general, the asset transfer formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 If a significant amount of your Account Value is systematically transferred to an AST bond portfolio Sub-account to support the guarantee amounts during periods of market declines, low interest rates, and/or as the guarantee nears its maturity date, less of your Account Value may be available to participate in the investment experience of the other Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee, a significant portion of your Account Value may be allocated to an AST bond portfolio Sub-account to support any applicable guaranteed amount(s).

 Election/Cancellation of the Program
 Highest Daily GRO can be elected on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or GRO Plus 2008, in which case your election must be on an Annuity Anniversary). If you elect the benefit after the Issue Date of your Annuity, the benefit will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the initial guaranteed amount will equal the Account Value on that day. You may elect Highest Daily GRO only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York).

 You may cancel Highest Daily GRO at any time. Upon cancellation, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the program, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under Highest Daily GRO
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the permitted Sub-accounts. The permitted Sub-accounts are those described in the Investment Option section of this prospectus. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the program.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the program may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Charges under the Program
 We deduct an annual charge equal to 0.35% of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO program. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the program. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

 The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect any other optional living benefit.

 We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

 Key Feature - Protected Value
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments (plus any Credits applied to such Purchase Payments) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.
..   If you elect the GMWB program at the time you purchase your Annuity, the
    Account Value will be your initial Purchase Payment (plus any Credits applied to such Purchase Payments).
..   If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.
..   If you make additional Purchase Payments after your first withdrawal, the
    Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such Purchase Payments).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th/ Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5/th/ Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 Key Feature - Protected Annual Withdrawal Amount
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.
..   If, cumulatively, you withdraw an amount less than the Protected Annual
    Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional Purchase Payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payments).
..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   the Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500/$212,500), or $229,764.71.

..   the Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500/$212,500), or $17,294.12.

    -- The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Maximum Annual Benefit
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER THE GMWB PROGRAM
   . In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.

   . If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.
   . If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

 Other Important Considerations
   . Withdrawals under the GMWB program are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
   . Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
   . The GMWB program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Election of the Program
 Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount.

 We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 Termination of the Program
 The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

 Charges under the Program
 Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily.
..   If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.
..   If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

 Additional Tax Considerations for Qualified Contracts/Arrangements
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the required minimum distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

 The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

 We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
   . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.

   . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.

   . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
   . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments), minus the impact of any withdrawals after the date of the step-up.
   . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
   . If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
   . A step-up will increase the dollar for dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   the remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   the result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500/$217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-for-dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   the Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   the Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday (whichever is sooner), except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations
..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision.
    If you surrender your Annuity, you will receive the current Surrender
    Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 Election of the Program
 Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

 Termination of the Program
 The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

 Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Program
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 No charge applies after the Annuity Date.

 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE)/SM/

 The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Lifetime Five and elect another of our lifetime withdrawal benefits. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

 We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

   . If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
   . For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
   . If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.
   . you are eligible to step-up the Protected Withdrawal Value on or after the 1st anniversary of the first withdrawal under the Lifetime Five program
   . the Protected Withdrawal Value can be stepped up again on or after the 1st anniversary of the preceding step-up

 If you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five program and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five program or (2) the most recent step-up
   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the most recent step-up

 If on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 Key Feature - Annual Income Amount under the Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Credit). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

       . If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual
           Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

       . If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 Examples of Withdrawals
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $10,000 = $8,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
   . Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000 = $3,250. Annual Income Amount for future Annuity Years remains at $13,250
   .   Protected Withdrawal Value is reduced by $10,000 from $265,000 to
       $255,000

 Example 2. Dollar-for-dollar and proportional reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550. Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93 Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623. Annual Income Amount for future Annuity Years = $13,250
       - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503 Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE PROGRAM
   . If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
   . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
 (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

   . If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
   . Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
   . Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Election of the Program
 The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

 Currently, if you terminate the program, you will only be permitted to re-elect Lifetime Five or elect another lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.

 Termination of the Program
 The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE)/SM/

 The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Spousal Lifetime Five or elect another lifetime withdrawal benefit. (See "Election of and Designations under the Program" below for details). Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program.

 We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Initial Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected
 Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional
 Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10/th/ anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).
..   If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
..   For existing Owners who are electing the Spousal Lifetime Five benefit, the
    Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 Key Feature - Annual Income Amount under the Spousal Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five program or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1st Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of withdrawals and step-up
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000; and 5.) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-for-dollar reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250
..   Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-for-dollar and proportional reductions
 If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/Account Value before
    Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 Example 3. Step-up of the Annual Income Amount
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
..   Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.
..   In order for the Surviving Designated Life to continue the Spousal Lifetime
    Five program upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations", and "Spousal Assumption of Annuity" in this Prospectus.

 Election of and Designations under the Program
 Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, the program may only be elected where the Owner, Annuitant and Beneficiary Designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary Designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election; or

   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and Contingent Annuitant must each be at least 55 years old at the time of election.

 No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.

 The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions described in this benefit section. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.

 Currently, if you terminate the program, you may, for certain optional benefits, be permitted to elect a lifetime withdrawal benefit only on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

 Termination of the Program
 The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments.

 The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5)/SM/

 The Highest Daily Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five. Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and may have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this program.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:

   . the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
   .   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal on or prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

       (a)200% of the Account Value on the date you elected Highest Daily Lifetime Five;
       (b)200% of all Purchase Payments (and any associated Credits) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
       (c)100% of all Purchase Payments (and any associated Credits) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected

 Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-for-dollar reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Total Annual
                                 withdrawal and Purchase Income Amount (5% of the
Date*              Account value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2007        $118,000.00        $118,000.00              $5,900.00
August 6, 2007      $110,000.00        $112,885.55              $5,644.28
September 1, 2007   $112,000.00        $112,885.55              $5,644.28
December 1, 2007    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Five Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Total Annual Income
    Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted sub-accounts. However, the asset transfer component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
..   You cannot allocate Purchase Payments or transfer Account Value to a Fixed
    Allocation if you elect this benefit.
..   Transfers to and from the Sub-accounts and the Benefit Fixed Rate Option triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   The charge for Highest Daily Lifetime Five is 0.60% annually, assessed on a daily basis against the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.

 Election of and Designations under the Program
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 Highest Daily Lifetime Five can be elected at the time that you purchase your Annuity. We also offer existing owners (i.e., those who have already acquired their Annuity) the option to elect Highest Daily Lifetime Five after the Issue Date, subject to our eligibility rules and restrictions described in this benefit section. Currently, if you terminate the Highest Daily Lifetime Five benefit, you
 (a) will not be permitted to re-elect the benefit and (b) may be allowed to elect another lifetime withdrawal benefit only on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five Benefit.

Currently, if you terminate the Highest Daily Lifetime Five benefit, you (a) will not be permitted to re-elect the benefit and (b) may be allowed to elect another lifetime withdrawal benefit only on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five Benefit.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of our variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Asset Transfer Component of Highest Daily Lifetime Five
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
..   Not make any transfer; or
..   If a portion of your Account Value was previously allocated to the Benefit
    Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or
..   Transfer all or a portion of your Account Value in the Permitted
    Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that over time a significant portion, and under certain circumstances all, of your Account Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional Purchase Payments to the Permitted Sub-Accounts, which could cause Account Value to transfer out of the Benefit Fixed Rate Account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD 7)/SM/

 Highest Daily Lifetime Seven is offered as an alternative to Lifetime Five, Spousal Lifetime Five, and Highest Daily Lifetime Five. Currently, if you elect Highest Daily Lifetime Seven and subsequently terminate the benefit, you may have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value death benefit). As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Seven, and in Appendix F to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven
 Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500.
 This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Annual Income
                                 withdrawal and Purchase    Amount (5% of the
Date*              Account Value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Highest Daily Lifetime Seven Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
..   Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to the AST
    Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   Transfers to and from the elected Sub-accounts and an AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected
    Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter.
    We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 For Highest Daily Lifetime Seven, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions described in this benefit section.

 Currently, if you terminate the Highest Daily Lifetime Seven benefit, you generally may only be allowed to re-elect the benefit or elect the other lifetime income benefits on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. We also reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

       a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
       b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is not available in Washington State.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Program).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   .   Not make any transfer; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that a significant portion of your Account Value may be allocated to the AST Investment Grade Bond Sub-account. Note that if your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HD Lifetime Seven with Beneficiary Income Option/SM/
 Subject to regulatory approval and beginning on July 21, 2008, we offer an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option. You may choose Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit. You must elect the Beneficiary Income Option death benefit at the time you elect Highest Daily Lifetime Seven. If you elect this death benefit, you may not elect any other optional death benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself (except that we also exclude from the Protected Withdrawal Value the amount of any Credit that was granted within 12 months prior to death). Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic Death Benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic Death Benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
   . Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000:
       (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
   . Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year payout period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

       The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

       The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Program" section, above.

 HD Lifetime Seven with Lifetime Income Accelerator/SM/. Subject to regulatory approval, the following benefit may be elected:

 Beginning on July 21, 2008, we offer another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime Seven with LIA is offered as an alternative to other lifetime withdrawal options. The income benefit under Highest Daily Lifetime Seven with LIA currently is based on a single "designated life" who is between the ages of 55 and 75 on the date that the benefit is elected.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. The fee for Highest Daily Lifetime Seven with LIA is 0.95% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403 (b) plan then, in addition to meeting the eligibility requirements listed below for the LIA Amount, you must separately qualify for distributions from the 403 (b) plan itself.

 You may choose Highest Daily Lifetime Seven without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein. Currently, if you elect Highest Daily Lifetime Seven with LIA and subsequently terminate the benefit, you will be able to re-elect Highest Daily Lifetime Seven with LIA but all conditions of the benefit described below must be met, and you may be subject to a waiting period until you can elect this or another lifetime withdrawal benefit.

 Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met, and we have received the notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Date immediately after the 120th day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met (it is not necessary to meet both conditions):

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:
       i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
       ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
      iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
       iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
       v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

 Additionally, we will reassess your eligibility on an annual basis although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA amount at the first Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA amount after the First Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 Withdrawals In Excess of the LIA amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.

 Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 Step Ups. If your Annual Income Amount is stepped up your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount." To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are made.

 Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10/th/ benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10th benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect HD Lifetime Seven with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7)/SM/

 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Currently, if you elect Spousal Highest Daily Lifetime Seven and subsequently terminate the benefit, you will have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix F to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit, the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:

       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits). Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1st withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and Purchase Income Amount (5% of the
Date*              Account Value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter
    -March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under the Spousal Highest Daily Lifetime Seven Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 Other Important Considerations
..   Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any
    CDSC.
..   Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
..   You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
..   Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
..   You cannot allocate Purchase Payments or transfer Account Value to the AST
    Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond
    Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
..   You can make withdrawals from your Annuity without purchasing the Spousal
    Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income
    Amount in the form of periodic benefit payments.
..   Transfers to and from the elected Sub-accounts and the AST Investment Grade
    Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the
    Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 Spousal Highest Daily Lifetime Seven can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime Seven only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions described in this benefit section.

 Currently, if you terminate the Spousal Highest Daily Lifetime Seven benefit, you generally may only be allowed to re-elect the benefit or to elect the other lifetime income benefits on any anniversary of the Issue Date that is at least 90 calendar days from the date the Spousal Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. We also reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is not available in Washington State.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Program).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account

 (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Spousal Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Spousal Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendix F to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily annual income amount. Note that we use 5% in the formula, irrespective of the youngest Designated Life's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   .   Not make any transfer; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account (which would be uncommon, under normal market conditions unless you have depleted a significant portion of your Account Value through withdrawals) then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".
 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Spousal HD Lifetime Seven with Beneficiary Income Option/SM/
 Subject to regulatory approval and beginning on July 21, 2008, the Annuity Owner may opt for a death benefit, the value of which is linked to the Annual Income Amount under the benefit. We refer to the death benefit as the Beneficiary Income Option. As detailed below, a beneficiary taking the Annuity's death benefit under this feature is paid the Annual Income Amount until the Protected Withdrawal Value is depleted. (Note that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount). We impose a total charge of 0.95% annually, applied against the Protected Withdrawal Value, if you choose Spousal Highest Daily Lifetime Seven with Beneficiary Income Option. Since this fee is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been, had it been based on the Account Value alone.

 You may choose Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit. If you elect the Beneficiary Income Option death benefit, you may not elect any other optional death benefit. You may elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself (except that we also exclude from the Protected Withdrawal Value the amount of any Credit that was granted within 12 months prior to death). Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated Life, we identify the following amounts:
 (a) the amount of the basic Death Benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic Death Benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
   . Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
       (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.

   . Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

       The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

       The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Program" section, above.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers four different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (See "How are Credits Applied to My Account Value".)

 The basic Death Benefit is the greater of:
   . The sum of all Purchase Payments (not including any Credits) less the sum of all proportional withdrawals.
   . The sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations (less the amount of any Credits applied within 12-months prior to the date of death).

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Four optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven, you are not permitted to elect an optional Death Benefit. Under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments (upon receipt of SEC approval of related exemptive application).

 Investment Restrictions may apply if you elect certain optional death benefits. See the chart in the "Investment Options" section of the Prospectus for a list of investment options available and permitted with each benefit.

 Enhanced Beneficiary Protection Optional Death Benefit

 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit. If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 75 or less. If an Annuity is owned by an entity, the Annuitant must be age 75 or less.

 Calculation of Enhanced Beneficiary Protection Optional Death Benefit
 If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above;

    PLUS

 2. 40% of your "Growth" under an Annuity, as defined below.

 "Growth" means the sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death) reduced by the sum of all proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 The Enhanced Beneficiary Protection Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit or the Spousal Lifetime Five Income Benefit.

 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 Highest Anniversary Value Death Benefit ("HAV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit.

 Calculation of Highest Anniversary Value Death Benefit
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Highest Anniversary Value Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit. It is also not available with Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 Combination 5% Roll-up and Highest Anniversary Value Death Benefit

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 Certain of the Portfolios offered as Sub-accounts under an Annuity are not available if you elect the Combination 5% Roll-up and HAV Death Benefit. If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s).

 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       The calculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 The amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven. See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:
   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.
   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death) since such anniversary.
   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death)
   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 Highest Daily Value Death Benefit ("HDV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit. If, subsequent to your election of the benefit, we change our requirements for how Account Value must be allocated under the benefit, the new requirement will apply only to new elections of the benefit, and we will not compel you to re-allocate your Account Value in accordance with our newly-adopted requirements. Subsequent to any change in requirements, transfers of Account Value and allocation of additional Purchase Payments may be subject to the new investment limitations.

       The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Highest Daily Value Death Benefit is not available if you elect the

       Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.

 Key Terms Used with the Highest Daily Value Death Benefit:

   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.
   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any Purchase Payments (plus associated Credits) since such date.
   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death).
   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 Annuities with Joint Owners
 For Annuities with Joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable). Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 Can I terminate the optional Death Benefits? Do the optional Death Benefits terminate under other circumstances?
 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What are the charges for the optional Death Benefits?
 We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for each of the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PRUDENTIAL ANNUITIES' ANNUITY REWARDS

 What is the Annuity Rewards Benefit?
 The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

       . your Account Value in the Sub-accounts plus the Interim Value in any Fixed Allocations as of the effective date of the benefit

       . MINUS any proportional withdrawals following the effective date of the benefit

       . PLUS any additional Purchase Payments applied to your Annuity following the effective date of the benefit.

 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

 Who is eligible for the Annuity Rewards benefit?
 Owners can elect the Annuity Rewards Death Benefit enhancement when there is no longer a CDSC associated with your Annuity. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:
   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
   . If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out within five years from the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.
   . If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and non-qualified Annuities.

 Under the Beneficiary Continuation Option:
   . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
   .   No additional Purchase Payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship.
 As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 Are there any exceptions to these rules for paying the Death Benefit?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 When do you determine the Death Benefit?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefit Programs - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. The Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?
 During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 We have arrangements with certain selling firms, under which receipt by the firm in good order prior to our cut-off time on a given Valuation Date is treated as receipt by us on that Valuation Day for pricing purposes. Currently, we have such an arrangement with Citigroup Global Markets, Inc.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency exists as determined by the SEC making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Credit) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

 Medically-related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which generally cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with an Annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions. The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples. You should be aware, however, that federal tax law does not recognize civil unions. Therefore, we cannot permit a civil union partner to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples should consider that limitation before selecting a spousal benefit under the annuity.

 NONQUALIFIED ANNUITY CONTRACTS

 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You
 We believe the Annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity date for your Contract. Please refer to your Annuity Contract for the applicable maximum Annuity date. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity date described in your Contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your Annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified Annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if the subsequent surrender or distribution would be eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. It is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an Annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit.
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants: We may allow the naming of a contingent annuitant when a Nonqualified Annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the Annuity may no longer qualify for tax deferral where the Annuity contract continues after the death of the Annuitant.

 Reporting and Withholding on Distributions
 Taxable amounts distributed from an Annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified Annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is issued to a trust, and such trust is characterized as a grantor trust under the Internal Revenue Code, such contract shall not be considered to be held by a non-natural person and will generally be subject to the tax reporting and withholding requirements for a Nonqualified Annuity.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an Annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the Annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your Annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary

 (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the Annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your Annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 Qualified Annuity Contracts
 In general, as used in this prospectus, a Qualified Annuity is an Annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified Annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified Annuity contracts. This Annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs) which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust, a 457 plan, a custodial IRA or Roth IRA account, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types of Tax-favored Plans
 IRAs. If you buy an Annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the Annuity by notifying us in writing, and we will refund all of the purchase payments under the Annuity (or, if provided by applicable state law, the amount credited under the Annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an Annuity, you may purchase an Annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2008 the contribution limit is $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an Annuity, you can make regular IRA contributions under the Annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;
..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1st of the calendar year after the calendar year you turn age
    70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified Annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $46,000 in 2008 ($45,000 in 2007) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2008, this limit is $230,000 ($225,000 for 2007);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2008 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. These amounts are indexed for inflation. These Annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum purchase payment requirements of an Annuity, if you meet certain income limitations you may purchase an Annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an Annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan, including a Roth 401(k) distribution, to a Roth IRA.

 TDAs. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are either an employer or employee of a tax-exempt organization (as defined under Code
 Section 501(c)(3)) or a public educational organization, and you may make contributions to a TDA so long as your rights (or your employee's rights) to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,500 in 2008. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1st of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Final regulations related to 403(b) contracts were issued in 2007. Under these final regulations certain contract exchanges may be accepted only if the employer and the issuer have entered into the required information sharing agreements. Such agreements must be in place by January 1, 2009. We do not currently accept transfers of funds under 403(b) contracts. Funds can only be added to the contract as a current salary deferral under an agreement with your employer or as a direct rollover from another employer plan. We intend to begin accepting such transfers in the future when we can comply with the new regulations.

 Required Minimum Distributions and Payment Options
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner.

 Required minimum distributions are calculated based on the sum of the Account Value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the Account Value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the Annuity and an increased amount of taxable income distributed to the Annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an Annuity without either beginning annuity payments or surrendering the Annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.
..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified Annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty for Early Withdrawals from Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 ERISA Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the Annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules for Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 Generation-skipping Transfers
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www.prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfer, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHO IS PRUDENTIAL ANNUITIES?
 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company incorporated under the laws of the State of Connecticut on July 26, 1988 and is domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., whose ultimate parent is Prudential Financial,
 Inc. Prudential Annuities markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, Prudential Annuities markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.

 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2007, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or another insurer within the Prudential Annuities business unit consisted of the following: ADP (proxy tabulation services) located at 100 Burma Road Jersey City, New Jersey 07305, Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, BISYS Retirement Services (qualified plan administrator) located at 200 Dryden Road, Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12th Ave, Suite 202 Pompano Beach, FL 33069, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at Two South Cascade Avenue, Suite 200 Colorado Springs, CO 80903, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615.

 WHAT ARE SEPARATE ACCOUNTS?
 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of Prudential Annuities or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by Prudential Annuities. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

 Separate Account B
 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B".

 Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B.

 Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.

 We reserve the right to make changes to the Sub-accounts available under the Annuities as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under their Annuity.

 Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

 Separate Account D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

 We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 Service Fees Payable to Prudential Annuities
 Prudential Annuities or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, Prudential Annuities, or our affiliates may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.

 During 2007, with regard to amounts that were paid under these kinds of arrangements, the amounts ranged from approximately $750 to approximately $981,102. These amounts may have been paid to one or more
 Prudential-affiliated insurers issuing individual variable annuities.

 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products, and is the co-distributor of the Advanced Series Trust. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA).

 The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuities directly to potential purchasers.

 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.

 Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's' features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. A list of the firms to whom Prudential Annuities pays an amount of greater than $10,000 under these arrangements is provided below, which is available upon request. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:
..   Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential Annuities products that were sold through the firm.

..   Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm.
..   Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2007) received payment with respect to annuity business during 2007 (or as to which a payment amount was accrued during 2007). The firms listed below include payments in connection with products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2007, the least amount paid, and greatest amount paid, were $46 and $8,664,735, respectively.

 Name of Firm:

1717 Capital Management Co.             Commonwealth Financial Network       HBW Securities
1st Global Capital Corporation          Contemporary Fin'l Solutions         Hornor, Townsend & Kent
A.G. Edwards & Sons                     Crown Capital Securities, L.P.       Huntington Investment Services
Advantage Capital Corporation           Cumberland Brokerage Corporation     ICC
AICPA                                   CUNA Brokerage                       IFMG Securities, Inc.
AIG Financial Advisors Inc              CUSO Financial Services, L.P.        IMS Securities, Inc.
Allegheny Investments LTD.              Deutsche                             Independent Financial Group, LLC
Allegiant Securities LLC                EDI Financial                        Infinex Investments Inc.
Alliance Bernstein                      ePlanning Securities, Inc.           ING Financial Advisors, LLC
Alliance Financial Group, Inc.          Equity Services, Inc.                ING Financial Partners, LLC
Allianz                                 Ferris Baker Watts, Inc              Institutional Securities Corp.
Allstate Financial Srvcs, LLC           FFP Securities, Inc.                 InterSecurities, Inc.
Almax Financial Solutions, LLC          Financial Network Investments Corp.  Invest Financial Corporation
Alternative Wealth Strategies           Financial Planning Consultants       Investacorp
American General Securities, Inc.       Financial West Group                 Investment Centers of America
AMERICAN PORTFOLIO FIN SVCS INC         Fintegra, LLC                        Investment Management Corp
Ameritas Investment Corp                First Allied Securities, Inc.        Investment Planners, Inc.
Arrowhead Investment Center             First Financial Services             Investment Professionals
Associated Securities                   First Heartland Capital, Inc.        Investors Capital Corporation
AXA Advisors                            First Montauk Securities Corp.       Investors Security Co, Inc.
BancorpSouth Investment Services, Inc.  First Trust Portfolios               ISG Equity Sales
BB&T Investments                        First Western Advisors               J.W. Cole Financial, Inc.
BCG Securities, Inc.                    Foothill Securities, Inc.            Janney Montgomery Scott, LLC.
Benefit Funding Services Group          Fortune Financial Services, Inc.     JB Hanauer
Berthel Fisher & Company                Founders Financial Securities        Jefferson Pilot Securities Co.
Brecek & Young Advisors, Inc.           Fox & Co. Investments, Inc.          JJB Hilliard Lyons
Broker Dealer Financial                 Freedom Investors Corp.              Key Investment Services LLC
Brookstone Securities, Inc.             FSC Securities Corp                  KMS FINANCIAL SERVICES, INC
Brookstreet Securities Corp.            FSIC                                 Kovack Securities, Inc
Butler Freeman Tally Fn Gp LLC          Garden State Securities, Inc.        Leaders Group Inc.
Cadaret, Grant & Co., Inc.              Gary Goldberg & Co.                  Legacy Advisors, LLC
Calton & Associates, Inc                Geneos Wealth Management, Inc.       Legacy Financial Services, Inc.
Cambridge Investment Research, Inc.     Genworth Financial Securities        Legend Equities Corporation
Cantella & Co., Inc                     Corporation                          Legend Securities, Inc.
Capital Analysts                        Girard Securities, Inc.              Leonard & Company
Capital Financial Services              Goldman Sachs Asset Management       Lewis Financial Group, L.C.
Capital Investment Group                Great American Advisors, Inc.        Lincoln Financial Advisors
Capital One Investments                 GunnAllen Financial, Inc.            Lincoln Investment Planning
Capital Securities Management,          GWN Securities, Inc.                 Linsco Private Ledger Corp
Centaurus Financial, Inc.               H&R Block Financial Advisors, Inc.   Lombard Securities Inc.
CFD Investments, Inc.                   H. Beck, Inc.                        M Holdings Securities, Inc
Citigroup Global Markets Inc            Hantz Financial Services, Inc.       Main Street Securities, LLC
City Securities Corporation             Harbour Investments, Inc.            MarketMax
Commonwealth Financial Group            Hazard & Siegel, Inc.                Medallion Investment Services

MFS                                 R. Seelaus & Co., Inc.             The Investment Center, Inc.
Michigan Securities, Inc.           Rampart Financial Services Inc     Tower Square Securities Inc
MML Investors Services, Inc.        Raymond James & Associates         Transamerica Financial Advisors
Money Concepts Capital Corp.        Raymond James Financial Services   Triad Advisors, Inc.
Moors & Cabot, Inc                  RBC Dain Rauscher                  Trustmont Financial Group, Inc.
Morgan Keegan                       Resource Horizon Group, LLC        UBS Financial Services, Inc.
MTL Equity Products, Inc.           Resource Marketing                 United Planners Financial Services of
Multi Financial Securities Corp.    Rhodes Securities, Inc.            America
Mutual Service Corporation          RNR Securities, L.L.C.             United Securities Alliance, Inc.
Mutual Trust Co. of America Sec     Robert W. Baird & Co., Inc.        USA Financial Securities Corporation
National Planning Corporation       Royal Alliance                     UVEST Financial Services Group, Inc.
Neuberger/Berman                    Ryan Beck & Co, Inc.               Valley National Investments, Inc.
New England Securities              Rydex Distributors Inc             Veritrust Financial LLC
Next Financial Group, Inc.          SAIC                               VSR Financial Services, Inc.
NFP Securities, Inc.                Sammons Securities                 Wachovia Bank
North Ridge Securities Corp.        Saunders Discount Brokerage        Wachovia Wirehouse
Oppenheimer & Co, Inc.              Scottsdale Capital Advisors        Wall Street Financial Group
Pacific West Securities, Inc.       Securian Financial Services, Inc.  Walnut Street Securities
Packerland Brokerage Svcs, Inc      Securities America, Inc.           Waterstone Financial Group Inc
Partnervest Securities, Inc.        Securities Service Network         Waterstone Investor Services
Paulson Investment Company, Inc.    Sentra/Spelman                     Webster Investment Services, Inc.
Planmember Securities Corporation   Sigma Financial Corporation        Wellstone Securities, LLC
PNC Investment                      Signator Investor, Inc             Westcom Financial Services
Preferred Financial Group           SII Investments, Inc.              Wilbanks Securities, Inc.
Presidential Brokerage              Silver Oaks Securities             Williams Financial Group
PrimeVest Financial Services        Stanford Group Company             Woodbury Financial Services, Inc.
Principal Financial Group           Stifel Nicolaus & Co., Inc.        World Choice Securities, Inc.
ProEquities, Inc                    Summit Brokerage Services, Inc     World Equity Group, Inc.
Prospera Financial Svcs, Inc.       Summit Equities, Incorporated      World Group Securities, Inc.
Pruco Securities                    SunAmerica Securities              Worth Financial Group, Inc.
Prudential Annuities                Sunset Financial Services, Inc     WRP Investments, Inc.
Prudential Financial                SWS Financial Services, Inc        Your Money Matters Brokerage
Prudential Securities Incorporated  Synergy Investment Group, LLC
QA3 Financial Corp.                 T. Rowe Price Associates
Questar Capital Corporation         TFS Securities, Inc.

 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Wachovia is the majority owner and Prudential Financial, indirectly through subsidiaries, is a minority owner of Wachovia Securities.

 Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Prudential Financial is a service provider to the managed account platform and certain wrap-fee programs offered by Wachovia Securities.

 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
 Prudential Annuities publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Prudential Annuities that is annually audited by an independent registered public accounting firm. Prudential Annuities' annual report for the year ended December 31, 2007, together with subsequent periodic reports that Prudential Annuities files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Prudential Annuities annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at Prudential Annuities - Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for Prudential Annuities is 33-44202. You may read and copy any filings made by Prudential Annuities with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

 FINANCIAL STATEMENTS
 The financial statements of the separate account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-800-752-6342 during our normal business hours, Monday through Friday, or our telephone automated response system at 1-800-766-4530.
..   writing to us via regular mail at Prudential Annuities, P.O. Box 7960,
    Philadelphia, PA 19176 OR for express mail Prudential Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   accessing information about your Annuity through our Internet Website at
    www.prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www.prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS
 We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is inherently uncertain. The following is a summary of certain pending proceedings.

 We have commenced a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by us. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of Prudential Annuities by Prudential Financial, Inc. (the "Acquisition"). The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the agreement (the "Acquisition Agreement") pursuant to which Prudential Financial, Inc. acquired Prudential Annuities from Skandia Insurance Company Ltd. (publ) ("Skandia").

 Commencing in 2003, we received formal requests for information from the SEC and the New York Attorney General ("NYAG") relating to market timing in variable annuities by us and certain affiliated companies. In connection with these investigations, with the approval of Skandia an offer was made by us to the authorities investigating our companies, the SEC and NYAG, to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, we believe these discussions are likely to lead to settlements with these authorities by us or our affiliates. Any regulatory settlement involving us and certain affiliates would be subject to the indemnification provisions of the Acquisition Agreement pursuant to which Prudential Financial, Inc. purchased Prudential Annuities and certain affiliates in May 2003 from Skandia. If achieved, settlement of the matters relating to us and certain affiliates also could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to our businesses.

 During the third quarter of 2004, we identified a system-generated calculation error in our annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to us associated with remediation, breakage and other costs. Our consultants have developed the systems functionality to compute remediation amounts and are in the process of running the computations on affected contracts. We contacted state insurance regulators and commenced Phase I of our outreach to customers on November 12, 2007. We have advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

 From January 2006 to May 2007, thirty complaints were filed in 17/th/ Judicial Circuit Court, Broward County, Florida alleging misrepresentations in the sale of annuities against us and in certain of the cases, the two brokers who sold the annuities. The complaints allege that the brokers represented that any losses in the annuities would be insured or paid by a state guaranty fund and purport to state claims of breach of fiduciary duty, negligence, fraud, fraudulent inducement, negligent misrepresentation and seek damages in unspecified amounts but in excess of $15,000 per case. The matter is subject to the indemnification provisions of the Acquisition Agreement.

 Our litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential Annuities in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of our litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

 It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including certain claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against Prudential Annuities ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Additionally, those obligations only apply to such otherwise indemnifiable losses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion. We are in discussions with Skandia regarding the satisfaction of the $10 million deductible.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:

 General Information about Prudential Annuities
    Prudential Annuities Life Assurance Corporation
    Prudential Annuities Life Assurance Corporation Variable Account B Prudential Annuities Life Assurance Corporation Separate Account D
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc. How the Unit Price is Determined
 Additional Information on Fixed Allocations
    How We Calculate the Market Value Adjustment
 General Information
    Voting Rights
    Modification
    Deferral of Transactions
    Misstatement of Age or Sex
    Ending the Offer
 Annuitization
 Experts
 Legal Experts
 Financial Statements

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses. Because this Annuity is new, we include no historical unit values here.

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. Each example assumes that no Credits have been applied to the Account Value. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

 Growth    =      Account Value of variable        minus      Purchase Payments -
                investment options plus Interim             proportional withdrawals
                  Value of Fixed Allocations
                       (no MVA applies)

 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                    Growth                           =                       $75,000 - [$50,000 - $0]
                                                     =                       $25,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     =                       $25,000 * 0.40
                                                     =                       $10,000

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                    Growth                           =                       $45,000 - [$50,000 - $0]
                                                     =                       $-5,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     NO BENEFIT IS PAYABLE

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $50,000

 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

       Growth                   =              $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                                =              $90,000 - [$50,000 - $10,000]
                                =              $90,000 - $40,000
                                =              $50,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                =              $50,000 * 0.40
                                =              $20,000

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                =              $110,000

 Examples of Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

 Highest Anniversary Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                              =    $90,000 - $18,000
                              =    $72,000

 Basic Death Benefit          =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                              =    max [$80,000, $40,000]
                              =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Anniversary Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                              =    $80,000 + $15,000 - $6,786
                              =    $88,214

 Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $88,214.

 Examples of Combination 5% Roll-Up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2/nd/ anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Daily Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Daily Value on the Death Benefit Target Date plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Daily Value    =    $80,000 + $15,000 - [($80,000 + $15,000) * $5,000/$70,000]
                        =    $80,000 + $15,000 - $6,786
                        =    $88,214

 Basic Death Benefit    =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                        =    max [$75,000, $60,357]
                        =    $75,000

 The Death Benefit therefore is $88,214.

 APPENDIX C - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME
                                    BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the asset transfer formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

                                 L = I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1 - C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                            Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, [L - F - V * C] / (1 - C\\t\\))}         T(less than)0, Money moving from the Benefit Fixed Rate
                                                            Account to the Permitted Sub-accounts]

 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 Target Ratio:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 Since r (greater than) Cu ( because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.

 T    =    { Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
      =    { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
      =    { Min ( 92,300.00, 14,351.40 )}
      =    14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

   APPENDIX D - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE
                                  DEPARTMENT

                                                          XTra Credit EIGHT NY
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Minimum Investment                                $10,000
----------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                                 Annuitant 85 Oldest Owner 75
----------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales                         10 Years
 Charge Schedule                                  (9%, 9%, 8%, 7%, 6%, 5%, 4%, 3%, 2%, 1%) (Applied to Purchase
                                                  Payments based on the inception date of the Annuity)
----------------------------------------------------------------------------------------------------------------------------
Insurance Charge                                  1.75%
----------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                            Lesser of $30 or 2% of Account Value
----------------------------------------------------------------------------------------------------------------------------
Transfer Fee                                      $10 after twenty in any annuity year
----------------------------------------------------------------------------------------------------------------------------
Contract Credit                                   Yes. The amount of the credit applied to a Purchase Payment is based on the year the Purchase Payment is received, for the first 6 years of the contract. Currently the credit percentages for each year starting with the first year are: If the Purchase Payments are 100,000+: 8%, 6%, 4%, 3%,
                                                  2%, 1% and if the Purchase Payments are (less than) $100,000: 6%, 5%, 4%,
                                                  3%, 2%, and 1%.
----------------------------------------------------------------------------------------------------------------------------
Fixed Allocation (If                              No
 available, early withdrawals
 are subject to a Market
 Value Adjustment) ("MVA")
----------------------------------------------------------------------------------------------------------------------------
Variable Investment Options                       All options generally available except where restrictions apply when certain riders are purchased.
----------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit                               The greater of: Purchase Payments less proportional withdrawals or
                                                  Account Value (variable); no MVA applied.
----------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for                      HAV
 an additional cost)/1/
----------------------------------------------------------------------------------------------------------------------------
Optional Living Benefits (for                     Highest Daily GRO, GMWB, GMIB, Lifetime Five, Spousal Lifetime
 an additional cost)/2/                           Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven,
                                                  Spousal Highest Daily Lifetime Seven
----------------------------------------------------------------------------------------------------------------------------
Annuity Rewards/3/                                Available after initial CDSC period
----------------------------------------------------------------------------------------------------------------------------
Annuitization Options                             Fixed option only Annuity date cannot exceed the first day of the calendar month following Annuitant's 90/th/ birthday. The maximum
                                                  Annuity Date is based on the first Owner or Annuitant to reach the maximum age, as indicated in your Annuity.
----------------------------------------------------------------------------------------------------------------------------
Medically-Related Surrender                       Not Available
 Feature
----------------------------------------------------------------------------------------------------------------------------

 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

 For more information about variations applicable to annuities approved for sale by the New York State Insurance Department, please refer to your annuity contract.

 APPENDIX E - ASSET TRANSER FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO

 THE FOLLOWING ARE THE TERMS AND DEFINITIONS REFERENCED IN THE TRANSFER CALCULATION FORMULA:
   .   AV is the current Account Value of the Annuity

   .   V is the current Account Value of the elected Sub-accounts of the Annuity

   .   B is the total current value of the AST bond portfolio Sub-account

   .   C\\l\\ is the lower target value. Currently, it is 79%.

   .   C\\t\\ is the middle target value. Currently, it is 82%.

   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the program,

   .   G\\i\\ is the guarantee amount

   .   N\\i\\ is the number of days until the maturity date

   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

    L    =    MAX (L\\i\\), where L\\i\\ = G\\i\\ / (1 + d\\i\\)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

             T    =    {Min(V, [L - B - V*C\\t\\] / (1 - C\\t\\))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

           T    =    {Min(B, - [L - B - V*C\\t\\] / (1 - C \\t\\))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 APPENDIX F - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME
        BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

   . If r (greater than) C\\u\\, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) C\\l\\, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * C\\t\\] / (1-C\\t\\))},     Money moving from the Permitted Sub-accounts
                                                            to the AST Investment Grade Bond Portfolio
                                                            Sub-account
 T    =    {Min(B,- [L - B - V * C\\t\\] / (1-C\\t\\))},    Money moving from the AST Investment Grade
                                                            Bond Portfolio Sub-account to the Permitted Sub-
                                                            accounts]

 For elections of Highest Daily Lifetime Seven on or after July 21, 2008, the asset transfer formula is revised as set forth below. The revised formula reflects the fact that Account Value may include amounts allocated to certain Fixed Rate Options. Currently no Fixed Rate Options are available for use with Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven.

 Here is the revised formula (the Table of "a" factors remains the same):

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

   . Cu - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Ct - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . Cl - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

   . If r (greater than) Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * Ct] /        Money is transferred from the elected
           (1 - Ct))}                                                        Sub-accounts and Fixed Rate Options to the
                                                                             Transfer Account
 T    =    {Min (B, - [L - B -(V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}    Money is transferred from the Transfer Account
                                                                             to the elected Sub-accounts

 For elections of Spousal Highest Daily Lifetime Seven on or after July 21, 2008, and subject to regulatory approval, the asset transfer formula is revised. See the section above under Highest Daily Lifetime Seven for the revised formula.

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

       APPENDIX G - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Although only the XTra Credit Eight variable annuity is offered through this prospectus, you should know that Prudential Annuities Life Assurance Corporation ("PALAC") offers other deferred variable annuity products through separate prospectuses. Not all of those other annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. However, to the extent that other PALAC annuities (or those of other insurers) are available to you, you should be aware that those annuities likely come with a different array of optional features (e.g., living benefits or death benefits) and charges than XTra Credit Eight. For example, some annuities do not offer any credit, but typically would bear lower CDSCs and insurance charges than XTra Credit Eight. You can identify the PALAC annuities available to you by speaking to your Financial Professional or calling 1-888-PRU-2888.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:

   .   Your age;
   . The amount of your investment and any planned future deposits into the annuity,
   . How long you intend to hold the annuity (also referred to as investment time horizon);
   .   Your desire to make withdrawals from the annuity and the timing thereof;
   .   Your investment return objectives;
   .   The effect of optional benefits that may be elected;
   . The value of being able to "lock-in" growth in your annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the annuity; and
   . Your desire to minimize costs and/or maximize return associated with the annuity.

 In general, you will pay higher ongoing fees for added liquidity and other product benefits while annuities with longer surrender charge periods often have lower ongoing expenses. There are trade-offs associated with the costs and benefits provided by each annuity. You should consider which benefits are most important to you, and whether the associated costs offer the greatest value to you.

 The following chart reflects the Account Value and Surrender Value of the XT8 variable annuity over a variety of holding periods under the hypothetical assumptions noted. The chart is intended to help you compare XTra Credit Eight with other annuities that may be available to you. The values shown below are based on the following assumptions:

..   Annuity was issued on or after June 16, 2008
..   An initial investment of $100,000 is made in the Xtra Credit Eight Annuity earning a gross rate of return of 0%, 6%, and 10% respectively.
..   No subsequent deposits or withdrawals are made from the Annuity.
..   The hypothetical gross rates of return are reduced by the arithmetic average of the fees and expenses of the Portfolios and the charges that are deducted from the Annuity at the Separate Account level as follows:
    a. 1.14% for the Portfolios offered under XTra Credit Eight, based on the fees and expenses of the Portfolios as of December 31, 2007. The arithmetic average of all the fund expenses is computed by adding portfolios and then dividing by the number of Portfolios. For purposes of the illustration, we do not reflect any expense reimbursements or expense waivers that might apply and are described in the prospectus fee table.
    b. The Separate Account level charges refer to the Insurance Charge/Administration charge.
..   The Account Value and Surrender Value are further reduced by the annual maintenance fee. For the Xtra Credit Eight, the Account Value and Surrender Value reflect the addition of any applicable Purchase Credits.

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender 2 days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity Year. Note that a withdrawal on the Annuity Anniversary, or the day before the Annuity Anniversary, would be subject to the withdrawal charge applicable to the next Annuity Year, which usually is lower. The surrender charge is calculated based on the date that the Purchase Payment was made and for purposes of this illustration, we assume that a single purchase payment of $100,000 was made on the Issue Date. The values that you actually experience under an Annuity will be different from what is depicted here if any of the assumptions we make here differ from your circumstances. (We will provide you a personalized illustration upon request).

             ------------------------------------------------------------------------
             0% Gross Rate of Return 6% Gross Rate of Return 10% Gross Rate of Return
                Xtra Credit 8           Xtra Credit 8           Xtra Credit 8
             ------------------------------------------------------------------------
             Net rate of return      Net rate of return      Net rate of return
             All years    -2.87%     All years     2.96%     All years      6.84%
             ------------------------------------------------------------------------
              Account    Surrender    Account    Surrender    Account     Surrender
        Year   Value       Value       Value       Value       Value        Value
        -----------------------------------------------------------------------------
          1   104,909     95,909      111,185     102,185     115,369      106,369
        -----------------------------------------------------------------------------
          2   101,864     92,864      114,438     105,438     123,227      114,227
        -----------------------------------------------------------------------------
          3    98,906     90,906      117,787     109,787     131,622      123,622
        -----------------------------------------------------------------------------
          4    96,034     89,034      121,235     114,235     140,591      133,591
        -----------------------------------------------------------------------------
          5    93,243     87,243      124,784     118,784     150,174      144,174
        -----------------------------------------------------------------------------
          6    90,533     85,533      128,439     123,439     160,413      155,413
        -----------------------------------------------------------------------------
          7    87,901     83,901      132,202     128,202     171,353      167,353
        -----------------------------------------------------------------------------
          8    85,344     82,344      136,076     133,076     183,041      180,041
        -----------------------------------------------------------------------------
          9    82,861     80,861      140,065     138,065     195,529      193,529
        -----------------------------------------------------------------------------
         10    80,449     79,449      144,172     143,172     208,872      207,872
        -----------------------------------------------------------------------------
         11    78,106     78,106      148,400     148,400     223,127      223,127
        -----------------------------------------------------------------------------
         12    75,830     75,830      152,753     152,753     238,358      238,358
        -----------------------------------------------------------------------------
         13    73,620     73,620      157,235     157,235     254,632      254,632
        -----------------------------------------------------------------------------
         14    71,473     71,473      161,850     161,850     272,019      272,019
        -----------------------------------------------------------------------------
         15    69,387     69,387      166,601     166,601     290,595      290,595
        -----------------------------------------------------------------------------
         16    67,362     67,362      171,492     171,492     310,443      310,443
        -----------------------------------------------------------------------------
         17    65,395     65,395      176,529     176,529     331,649      331,649
        -----------------------------------------------------------------------------
         18    63,484     63,484      181,714     181,714     354,306      354,306
        -----------------------------------------------------------------------------
         19    61,628     61,628      187,053     187,053     378,514      378,514
        -----------------------------------------------------------------------------
         20    59,825     59,825      192,549     192,549     404,378      404,378
        -----------------------------------------------------------------------------
         21    58,074     58,074      198,208     198,208     432,012      432,012
        -----------------------------------------------------------------------------
         22    56,373     56,373      204,035     204,035     461,537      461,537
        -----------------------------------------------------------------------------
         23    54,721     54,721      210,033     210,033     493,082      493,082
        -----------------------------------------------------------------------------
         24    53,117     53,117      216,210     216,210     526,786      526,786
        -----------------------------------------------------------------------------
         25    51,558     51,558      222,569     222,569     562,797      562,797
        -----------------------------------------------------------------------------

 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 1.14%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after June 16, 2008

 e. Surrender value assumes surrender 2 days before policy anniversary

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITIES ANNUITY DESCRIBED IN
                          PROSPECTUS XT8PROS (06/2008).
                                            ---------------------------------------
                                              (print your name)
                                            ---------------------------------------
                                                  (address)
                                            ---------------------------------------
                                             (city/state/zip code)

                                                       ----------------
         [LOGO] Prudential                                PRSRT STD
         The Prudential Insurance Company of America    U.S. POSTAGE
         751 Broad Street                                   PAID
         Newark, NJ 07102-3777                          LANCASTER, PA
                                                       PERMIT NO. 1793
                                                       ----------------


  Variable Annuity Issued by:                Variable Annuity Distributed by:

  PRUDENTIAL ANNUITIES LIFE                              PRUDENTIAL ANNUITIES
  ASSURANCE CORPORATION                                    DISTRIBUTORS, INC.
  A Prudential Financial Company               A Prudential Financial Company
  One Corporate Drive                                     One Corporate Drive
  Shelton, Connecticut 06484                       Shelton, Connecticut 06484
  Telephone: 1-800-752-6342                           Telephone: 203-926-1888
  http://www.prudentialannuities.com       http://www.prudentialannuities.com

                               MAILING ADDRESSES:

                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES
                                 P.O. Box 7960
                             Philadelphia, PA 19176

                                 EXPRESS MAIL:
                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES
                                2101 Welsh Road
                               Dresher, PA 19025

                                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                                                 A Prudential Financial Company
                                One Corporate Drive, Shelton, Connecticut 06484

 OPTIMUM/SM/
 OPTIMUM FOUR/SM/
 OPTIMUM XTRA/SM/

 Flexible Premium Deferred Annuities
 PROSPECTUS: JUNE 16, 2008

 This prospectus describes three different flexible premium deferred annuities (the "Annuities" or the "Annuity") offered by Prudential Annuities Life Assurance Corporation ("Prudential Annuities", "we", "our", or "us") exclusively through Linsco/Private Ledger, Corp. Each Annuity may be offered as an individual annuity contract or as an interest in a group annuity. Each Annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the Annuity. Not all benefits and features are available in all products under this prospectus. This Prospectus describes the important features of the Annuities and what you should consider before purchasing one of the Annuities. The Prospectus also describes differences among the Annuities which include differences in the fees and charges you pay and variations in some product features such as the availability of certain bonus amounts and basic death benefit protection. These differences among the products are discussed more fully in the Prospectus and summarized in Appendix D entitled "Selecting the Variable Annuity That's Right for You". There may also be differences in the compensation paid to your Financial Professional for each Annuity. Differences in compensation among different annuity products could influence a Financial Professional's decision as to which annuity to recommend for you. In addition, selling broker-dealer firms through which each Annuity is sold may decline to make available to their customers certain of the optional features and investment options offered generally under the Annuity. Alternatively, such firms may restrict the optional benefits that they do make available to their customers (e.g., by imposing a lower maximum issue age for certain optional benefits than what is prescribed generally under the Annuity). Please speak to your Financial Professional for further details. Each Annuity or certain of its investment options and/or features may not be available in all states. For the variations specific to Annuities approved for sale by the New York State Insurance Department, see Appendix F. Certain terms are capitalized in this Prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section. With respect to Optimum XTra, because this Annuity grants credit amounts with respect to your Purchase Payments, the expenses of this Annuity may be higher than expenses for an annuity without a credit. In addition, the amount of the credits that you receive under Optimum XTra may be more than offset by the additional fees and charges associated with the credit.

 THE SUB-ACCOUNTS
 Each Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B invests in an underlying mutual fund portfolio. Currently, portfolios of the following underlying mutual funds are being offered:
 Advanced Series Trust and Evergreen Variable Annuity Trust. See the following page for a complete list of Sub-accounts.

 PLEASE READ THIS PROSPECTUS
 Please read this Prospectus and the current prospectus for the underlying mutual funds. Keep them for future reference. If you are purchasing one of the Annuities as a replacement for an existing variable annuity or variable life coverage or a fixed insurance policy, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the Annuity's Account Value and whether the Annuity's liquidity features will satisfy that need.

 AVAILABLE INFORMATION
 We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described at the end of this prospectus under "Contents of Statement of Additional Information". The Statement of Additional Information is incorporated by reference into this prospectus. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in the registration statement and the exhibits thereto. You may review and obtain copies of these materials at no cost to you, by contacting us. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

 These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by, any bank, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in an annuity involves investment risks, including possible loss of value, even with respect to amounts allocated to the AST Money Market Sub-account.

--------------------------------------------------------------------------------
 THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF
 THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

 OPTIMUM/SM/, OPTIMUM FOUR/SM/, OPTIMUM XTRA/SM/, ARE SERVICE MARKS OR REGISTERED TRADEMARKS OF THE PRUDENTIAL INSURANCE COMPANY OF AMERICA AND ARE USED UNDER LICENCE BY ITS AFFILIATES.
--------------------------------------------------------------------------------
                  FOR FURTHER INFORMATION CALL: 1-800-752-6342

               Prospectus Dated: June    Statement of Additional
               16, 2008                  Information Dated: June
                                                        16, 2008
               OA074PROS-0608                           LPLOASAI

  PLEASE SEE OUR PRIVACY POLICY AND OUR IRA, ROTH IRA AND FINANCIAL DISCLOSURE
           STATEMENTS ATTACHED TO THE BACK COVER OF THIS PROSPECTUS.

                              INVESTMENT OPTIONS
 Advanced Series Trust:
   AST AllianceBernstein Core Value
   AST AllianceBernstein Growth & Income
   AST Balanced Asset Allocation
   AST Bond Portfolio 2015
   AST Bond Portfolio 2018
   AST Bond Portfolio 2019
   AST Capital Growth Asset Allocation
   AST Cohen & Steers Realty
   AST Conservative Asset Allocation
   AST Federated Aggressive Growth
   AST Goldman Sachs Mid-Cap Growth
   AST International Growth
   AST International Value
   AST Investment Grade Bond
   AST JPMorgan International Equity
   AST Large-Cap Value
   AST Lord Abbett Bond Debenture
   AST Marsico Capital Growth
   AST Mid-Cap Value
   AST MFS Growth
   AST Money Market
   AST Neuberger Berman Mid-Cap Growth
   AST Neuberger Berman Mid-Cap Value
   AST Neuberger Berman Small-Cap Growth
   AST PIMCO Limited Maturity Bond
   AST PIMCO Total Return Bond
   AST Preservation Asset Allocation
   AST Small-Cap Growth
   AST Small-Cap Value
   AST T. Rowe Price Global Bond
   AST T. Rowe Price Large-Cap Growth
   AST Western Asset Core Plus Bond

 Evergreen Variable Annuity Trust:
   International Equity
   Omega

                                   CONTENTS


INTRODUCTION..........................................................................  1

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?.................................  1
 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?..................................  1
 HOW DO I PURCHASE ONE OF THE ANNUITIES?..............................................  2

GLOSSARY OF TERMS.....................................................................  3

SUMMARY OF CONTRACT FEES AND CHARGES..................................................  6

EXPENSE EXAMPLES...................................................................... 12

INVESTMENT OPTIONS.................................................................... 14

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?................... 14
 WHAT ARE THE FIXED ALLOCATIONS?...................................................... 19

FEES AND CHARGES...................................................................... 20

 WHAT ARE THE CONTRACT FEES AND CHARGES?.............................................. 20
 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?......................................... 22
 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?............................ 22
 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES............................................ 22

PURCHASING YOUR ANNUITY............................................................... 23

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?....................... 23

MANAGING YOUR ANNUITY................................................................. 24

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?...................... 24
 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?......................................... 24
 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?............................................. 25
 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?......................... 25
 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?..................... 25

MANAGING YOUR ACCOUNT VALUE........................................................... 26

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?......................................... 26
 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?...... 26
 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM
   FOUR ANNUITIES?.................................................................... 26
 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM XTRA ANNUITY?............................. 27
 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM XTRA ANNUITY?............. 27
 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?........... 28
 DO YOU OFFER DOLLAR COST AVERAGING?.................................................. 29
 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?..................................... 30
 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?......................................... 30
 WHAT IS THE BALANCED INVESTMENT PROGRAM?............................................. 30
 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?. 31
 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?.............. 31
 HOW DO THE FIXED ALLOCATIONS WORK?................................................... 32
 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?.................................... 32
 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?........................................... 33
 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?....................................... 34

ACCESS TO ACCOUNT VALUE............................................................... 35

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?..................................... 35
 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?........................................ 35
 CAN I WITHDRAW A PORTION OF MY ANNUITY?.............................................. 35
 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?........................................ 35
 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD?...... 36
 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE
   CODE?.............................................................................. 36
 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.......... 36
 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?............................................ 36
 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?.......................... 37

                                      (i)

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?..........................................  37
 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?..................................  38
 HOW ARE ANNUITY PAYMENTS CALCULATED?..................................................  38

LIVING BENEFIT PROGRAMS................................................................  40

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY
   ARE ALIVE?..........................................................................  40
 GUARANTEED RETURN OPTION PLUS (GRO PLUS)..............................................  41
 GUARANTEED RETURN OPTION (GRO)........................................................  44
 GUARANTEED RETURN OPTION PLUS 2008 (GRO PLUS 2008)....................................  47
 HIGHEST DAILY GUARANTEED RETURN OPTION (HD GRO).......................................  50
 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)..........................................  53
 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)..............................................  56
 LIFETIME FIVE INCOME BENEFIT (LIFETIME FIVE)..........................................  60
 SPOUSAL LIFETIME FIVE INCOME BENEFIT (SPOUSAL LIFETIME FIVE)..........................  65
 HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT (HD5)......................................  69
 HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (HD7).....................................  75
 SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT (SHD7)............................  84

DEATH BENEFIT..........................................................................  93

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?.........................................  93
 BASIC DEATH BENEFIT...................................................................  93
 OPTIONAL DEATH BENEFITS...............................................................  93
 PRUDENTIAL ANNUITIES' ANNUITY REWARDS.................................................  97
 PAYMENT OF DEATH BENEFITS.............................................................  98

VALUING YOUR INVESTMENT................................................................ 101

 HOW IS MY ACCOUNT VALUE DETERMINED?................................................... 101
 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?............................................ 101
 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?........................................... 101
 HOW DO YOU VALUE FIXED ALLOCATIONS?................................................... 101
 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?........................................... 101
 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES?......... 102

TAX CONSIDERATIONS..................................................................... 103

GENERAL INFORMATION.................................................................... 111

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?............................................ 111
 WHO IS PRUDENTIAL ANNUITIES?.......................................................... 111
 WHAT ARE SEPARATE ACCOUNTS?........................................................... 112
 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?.................................. 112
 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?............................ 114
 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE....................................... 116
 FINANCIAL STATEMENTS.................................................................. 116
 HOW TO CONTACT US..................................................................... 117
 INDEMNIFICATION....................................................................... 117
 LEGAL PROCEEDINGS..................................................................... 117
 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION................................... 119

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B ACCUMULATION
  UNIT VALUE........................................................................... A-1

APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS.................................... B-1

APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS....................... C-1

APPENDIX D - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU....................... D-1

APPENDIX E - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME BENEFIT... E-1

APPENDIX F - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE DEPARTMENT.... F-1

APPENDIX G - ASSET TRANSFER FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO.......... G-1

APPENDIX H - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT
  AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT.............................. H-1

                                     (ii)

                                 INTRODUCTION

 WHY WOULD I CHOOSE TO PURCHASE ONE OF THE ANNUITIES?
 The Annuities are frequently used for retirement planning because they allow you to accumulate retirement savings and also offer annuity payment options when you are ready to begin receiving income. Each Annuity also offers a choice of different optional benefits, for an additional charge, that can provide principal protection or guaranteed minimum income protection for Owners while they are alive and one or more Death Benefits that can protect your retirement savings if you die during a period of declining markets. Each Annuity may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA, Section 401(a) plans (defined benefit plans and defined contribution plans such as 401(k), profit sharing and money purchase plans) or Tax Sheltered annuities (or 403(b)). Each Annuity may also be used as an investment vehicle for "non-qualified" investments. Each Annuity allows you to invest your money in a number of Sub-accounts as well as in one or more Fixed Allocations. This Prospectus describes three different Annuities including features that these Annuities have in common as well as differences. For a summary of each Annuity's features, please refer to Appendix D entitled, "Selecting the Variable Annuity That's Right for You."

 When an Annuity is purchased as a "non-qualified" investment, you generally are not taxed on any investment gains the Annuity earns until you make a withdrawal or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2. Annuities purchased as a non-qualified investment are not subject to the maximum contribution limits that may apply to a qualified investment, and are not subject to required minimum distributions after age 70 1/2.

 When an Annuity is purchased as a "qualified" investment, you should consider that the Annuity does not provide any tax advantages in addition to the preferential treatment already available through your retirement plan under the Internal Revenue Code. In other words, you need not invest in an Annuity to gain the preferential tax treatment provided by your retirement plan. An Annuity, however, may offer features and benefits in addition to providing tax deferral that other investment vehicles may not offer, including Death Benefit protection for your beneficiaries, lifetime income options and the ability to make transfers between numerous variable investment options offered under the Annuity. You should consult with your Financial Professional as to whether the overall benefits and costs of the Annuity are appropriate considering your overall financial plan.

 WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITIES?

..   Each Annuity is a "flexible premium deferred annuity." It is called
    "flexible premium" because you have considerable flexibility in the timing and amount of Purchase Payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

..   Each Annuity offers both Sub-accounts and Fixed Allocations. If you allocate your Account Value to Sub-accounts, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed Allocations of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment if you withdraw or transfer your Account Value before the Maturity Date.

..   Each Annuity features two distinct periods - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more investment options.

..   During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; or (4) for a guaranteed number of payments. We currently make annuity payments available on a fixed basis only.

..   Each Annuity offers optional income benefits, for an additional charge, that can provide principal protection or guaranteed minimum income or withdrawal protection for Owners while they are alive.

..   Each Annuity offers a basic Death Benefit. It also offers optional Death
    Benefits that provide an enhanced level of protection for your beneficiary(ies) for an additional charge.

..   You are allowed to withdraw a limited amount of money from each Annuity on an annual basis without any charges, although any optional guaranteed benefit you elect may be reduced. Other product features allow you to access your Account Value as necessary, although a charge may apply. You will be subject to taxes on most withdrawals.

..   Transfers between investment options are tax-free. Currently, you may make twenty transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

 With respect to Optimum XTra/SM/ only:
   . If you purchase this Annuity, we apply an additional amount (referred to as an Optimum XTra/SM/ amount, Purchase Credit or Credit) to your Account Value with each Purchase Payment you make, including your initial Purchase Payment and any additional Purchase Payments during the first six Annuity Years.
   . Please note that the total asset-based charges on the Optimum XTra/SM/ Annuity are higher than many of our other annuities. In addition, the Contingent Deferred Sales Charge (CDSC) on the Optimum XTra/SM/ Annuity is higher and is deducted for a longer period of time as compared to our other annuities. The Credit is included in your Account Value. However, Prudential Annuities may take back Credits if you return your Annuity under the "free look" provision. In addition, we have applied for an exemption from the SEC that, if granted, will allow us to take back credits in other circumstances. More information about the "Free Look" may be found in the Glossary of Terms ("Free Look") and under the section entitled: "May I Return My Annuity if I Change My Mind?"
   . We do not deduct a CDSC in any situation where we take back the XTra Credit. You may surrender your Annuity at any time, but surrender charges (and penalties) may apply. (See "Access to My Account Value"). The maximum surrender charge under the Annuity is 9.0%. (See Summary of Fees and Charges.)
   . If replacing an annuity, please consider all charges associated with that annuity. Purchase Credits applicable to bonus products should not be viewed as an offset of any surrender charge that applies to any Annuity you currently own. For more information on all available annuities, please see Appendix D of this prospectus.

 With respect to Optimum Four only:
   . This Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and state availability.

 With respect to Optimum only:
   . For annuities issued on or after February 13, 2006, this Annuity offers a Loyalty Credit which we add to your Account Value with respect to Purchase Payments that have been made during the first four Annuity Years less withdrawals through the fifth Annuity Anniversary, subject to our rules and state availability.

 HOW DO I PURCHASE ONE OF THE ANNUITIES?
 We sell each Annuity through licensed, registered Financial Professionals. Unless we agree otherwise and subject to our rules, each Annuity has minimum initial Purchase Payments as follows: $1,000 for Optimum, $10,000 for Optimum XTra/SM/ and Optimum Four. We may allow you to make a lower initial Purchase Payment provided you establish an electronic funds transfer under which Purchase Payments received in the first Annuity Year total at least the minimum initial Purchase Payment for the Annuity purchased. Unless we agree otherwise and subject to our rules, if the Annuity is owned by an individual or individuals, the oldest of those Owners must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum XTra/SM/ and age 85 for Optimum Four. If the Annuity is owned by an entity, the Annuitant must not be older than the maximum issue age, as of the Issue Date of the Annuity unless we agree otherwise. The availability and level of protection of certain optional benefits may vary based on the age of the Owner or Annuitant on the Issue Date of the Annuity, on the date the benefit is elected or the date of the Owner's death.

                               GLOSSARY OF TERMS

 Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.

 Account Value: The value of each allocation to a Sub-account (also referred to as a "variable investment option") or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Contingent Deferred Sales Charge ("CDSC" or "surrender charge") and/or, other than on an annuity anniversary, any fee that is deducted from the Annuity annually in arrears. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine the Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment. With respect to Optimum XTra, the Account Value includes any Credits we applied to your Purchase Payments that we are entitled to take back under certain circumstances. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Annuities with a Highest Daily Lifetime Five Income Benefit election, Account Value includes the value of any allocation to the Benefit Fixed Rate Account.

 Adjusted Purchase Payments
 As used in the discussion of certain optional benefits in this prospectus and elsewhere, Adjusted Purchase Payments are Purchase Payments, increased by any Credits applied to your Account Value in relation to such Purchase Payments, and decreased by any charges deducted from such Purchase Payments.

 Annuitization: The application of Account Value to one of the available annuity options for the Owner to begin receiving periodic payments for life (or joint lives), for a guaranteed minimum number of payments or for life with a guaranteed minimum number of payments.

 Annuity Date: The date you choose for annuity payments to commence. Unless we agree otherwise, for Annuities issued on or after November 20, 2006, the Annuity Date must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.

 Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

 Benefit Fixed Rate Account: An investment option offered as part of this Annuity that is used only if you have elected the optional Highest Daily Lifetime Five Benefit. Amounts allocated to the Benefit Fixed Rate Account earn a fixed rate of interest, and are held within our general account. You may not allocate Purchase Payments to the Benefit Fixed Rate Account. Rather, Account Value is transferred to the Benefit Fixed Rate Account only under the asset transfer feature of the Highest Daily Lifetime Five Income Benefit.

 Code: The Internal Revenue Code of 1986, as amended from time to time.

 Combination 5% Roll-up And HAV Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing the greater of the Highest Anniversary Value Death Benefit and a 5% annual increase on Purchase Payments adjusted for withdrawals.

 Contingent Deferred Sales Charge (CDSC): This is a sales charge that may be deducted when you make a full or partial withdrawal under your Annuity. We refer to this as a "contingent" charge because it is imposed only if you make a withdrawal. The charge is a percentage of each applicable Purchase Payment that is being withdrawn. The period during which a particular percentage applies is measured from the Issue Date of the Annuity. The amount and duration of the CDSC varies among the Optimum, Optimum Four and Optimum XTra. See "Summary of Contract Fees and Charges" for details on the CDSC for each Annuity.

 Enhanced Beneficiary Protection Death Benefit: We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing amounts in addition to the basic Death Benefit that can be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death.

 Fixed Allocation: An investment option that offers a fixed rate of interest for a specified Guarantee Period during the accumulation period.

 Free Look: Under state insurance laws, you have the right, during a limited period of time, to examine your Annuity and decide if you want to keep it or cancel it. This right is referred to as your "free look" right. The length of this time period depends on the law of your state, and may vary depending on whether your purchase is a replacement or not.

 Guaranteed Minimum Income Benefit (GMIB): We offer an optional benefit that, for an additional cost, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on your total Purchase Payments and an annual increase of 5% on such Purchase Payments adjusted for withdrawals (called the "Protected Income Value"), regardless of the impact of market performance on your Account Value.

 Guaranteed Minimum Withdrawal Benefit (GMWB): We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw amounts over time equal to an initial principal value, regardless of the impact of market performance on your Account Value.

 Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

 Guaranteed Return Option Plus/SM/ (GRO Plus/SM/)/Guaranteed Return Option (GRO(R))/Highest Daily Guaranteed Return Option/SM/ (Highest Daily GRO/SM/):
 Each of GRO Plus, GRO, and Highest Daily GRO is a separate optional benefit that, for an additional cost, guarantees a minimum Account Value at one or more future dates and that requires your participation in an asset transfer program. Beginning in 2008, we introduced a new version of GRO Plus, called GRO Plus 2008 that we offer for new elections. GRO and GRO Plus are not available in the Optimum XTra product.

 Highest Anniversary Value Death Benefit ("HAV"): We offer an optional Death Benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Anniversary Value, less proportional withdrawals.

 Highest Daily Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of a principal value called the Total Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Highest Daily Lifetime Seven/SM/ Income Benefit: An optional feature available for an additional charge that guarantees your ability to withdraw amounts equal to a percentage of a principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value. Highest Daily Lifetime Seven is the same class of optional benefit as our Highest Daily Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 Highest Daily Value Death Benefit ("HDV"): We offer an optional benefit that, for an additional cost, provides an enhanced level of protection for your beneficiary(ies) by providing a death benefit equal to the greater of the basic Death Benefit and the Highest Daily Value, less proportional withdrawals.

 Interim Value: The value of a Fixed Allocation on any date other than the Maturity Date. The Interim Value is equal to the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

 Issue Date: The effective date of your Annuity.

 Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees your ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on any day more than 30 days prior to the Maturity Date of such Fixed Allocation.

 Owner: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

 Spousal Highest Daily Lifetime Seven/SM/ Income Benefit: The spousal version of the Highest Daily Lifetime Seven Income Benefit. Spousal Highest Daily Lifetime Seven is the same class of optional benefit as our Spousal Lifetime Five Income Benefit, but differs (among other things) with respect to how the Protected Withdrawal Value is calculated and to how the lifetime withdrawals are calculated.

 Spousal Lifetime Five/SM/ Income Benefit: We offer an optional benefit that, for an additional cost, guarantees until the later death of two Designated Lives (as defined in this Prospectus) the ability to withdraw an annual amount equal to a percentage of an initial principal value called the Protected Withdrawal Value. Subject to our rules regarding the timing and amount of withdrawals, we guarantee these withdrawal amounts, regardless of the impact of market performance on your Account Value.

 Sub-account: We issue your Annuity through our separate account. See "What is the Separate Account?" under the General Information section. The separate account invests in underlying mutual fund portfolios. From an accounting perspective, we divide the separate account into a number of sections, each of which corresponds to a particular underlying mutual fund portfolio. We refer to each such section of our separate account as a "Sub-account".

 Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable CDSC, Annual Maintenance Fee, any Tax Charge and the charge for any optional benefits and any additional amounts we applied to your Purchase Payments that we may be entitled to recover under certain circumstances. The surrender value may be calculated using a MVA with respect to amounts in any Fixed Allocation.

 Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

 Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

                     SUMMARY OF CONTRACT FEES AND CHARGES

 Below is a summary of the fees and charges for the Annuities. Some fees and charges are assessed against each Annuity while others are assessed against assets allocated to the Sub-accounts. The fees and charges that are assessed against an Annuity include any applicable Contingent Deferred Sales Charge, Transfer Fee, Tax Charge and Annual Maintenance Fee. The charges that are assessed against the Sub-accounts are the Mortality and Expense Risk charge, the charge for Administration of the Annuity, any applicable Distribution Charge and the charge for certain optional benefits you elect. Certain optional benefits deduct a charge from each Annuity based on a percentage of a "protected value." Each underlying mutual fund portfolio assesses a fee for investment management, other expenses and, with some mutual funds, a 12b-1 fee. The prospectus for each underlying mutual fund provides more detailed information about the expenses for the underlying mutual funds.

 The following tables provide a summary of the fees and charges you will pay if you surrender your Annuity or transfer Account Value among investment options. These fees and charges are described in more detail within this Prospectus.

 CONTINGENT DEFERRED SALES CHARGES FOR EACH ANNUITY /1/
                                    OPTIMUM

             Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9+
             ------------------------------------------------------
             7.5%  7.0%  6.5%  6.0%  5.0%  4.0%  3.0%  2.0%   0.0%
             ------------------------------------------------------

                                  OPTIMUM FOUR

                         Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5+
                         ------------------------------
                         8.5%  8.0%  7.0%  6.0%   0.0%
                         ------------------------------

                                  OPTIMUM XTRA

      Yr. 1 Yr. 2 Yr. 3 Yr. 4 Yr. 5 Yr. 6 Yr. 7 Yr. 8 Yr. 9 Yr. 10 Yr. 11+
      --------------------------------------------------------------------
      9.0%  9.0%  8.0%  7.0%  6.0%  5.0%  4.0%  3.0%  2.0%   1.0%   0.0%
      --------------------------------------------------------------------

 1 The Contingent Deferred Sales Charges are assessed upon surrender or withdrawal. The charge is a percentage of each applicable Purchase Payment deducted upon surrender or withdrawal. The period during which a particular percentage applies is measured from the Issue Date of the Annuity.

   --------------------------------------------------------------------------
                      OTHER TRANSACTION FEES AND CHARGES

                        (assessed against each Annuity)
   --------------------------------------------------------------------------
      FEE/CHARGE          OPTIMUM         OPTIMUM FOUR       OPTIMUM XTRA
   --------------------------------------------------------------------------
   Transfer Fee /1/   $15.00 maximum     $15.00 maximum     $15.00 maximum
                     currently, $10.00  currently, $10.00  currently, $10.00
   --------------------------------------------------------------------------
   Tax Charge /2/       0% to 3.5%         0% to 3.5%         0% to 3.5%
   --------------------------------------------------------------------------

 1 Currently, we deduct the fee after the 20/th/ transfer each Annuity Year. We guarantee that the number of charge free transfers per Annuity Year will never be less than 8.
 2 We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization.

 The following table provides a summary of the periodic fees and charges you will pay while you own your Annuity, excluding the underlying mutual fund Portfolio annual expenses. These fees and charges are described in more detail within this Prospectus.

------------------------------------------------------------------------------------------------------
                                      PERIODIC FEES AND CHARGES

------------------------------------------------------------------------------------------------------
         FEE/CHARGE                   OPTIMUM               OPTIMUM FOUR            OPTIMUM XTRA
Annual Maintenance Fee /1/     Lesser of $35 or 2% of  Lesser of $35 or 2% of  Lesser of $35 or 2% of
                                 Account Value /2/       Account Value /2/         Account Value
                               -----------------------------------------------------------------------
  Beneficiary
  Continuation                 Lesser of $30 or 2% of  Lesser of $30 or 2% of  Lesser of $30 or 2% of
  Option Only                      Account Value           Account Value           Account Value
------------------------------------------------------------------------------------------------------
ANNUAL FEES CHARGES/OF THE SUB-ACCOUNTS /3/
(assessed as a percentage of the daily net assets of the Sub-accounts)
------------------------------------------------------------------------------------------------------
         FEE/CHARGE
Mortality & Expense                    0.50%                   1.50%                   1.60%
Risk Charge /4/
------------------------------------------------------------------------------------------------------
Administration Charge /4/              0.15%                   0.15%                   0.15%
------------------------------------------------------------------------------------------------------
Distribution Charge /5/           0.60% In Annuity              N/A                     N/A
                                     Years 1-8
------------------------------------------------------------------------------------------------------
Settlement Service Charge /6/          1.40%                   1.40%                   1 40%
qualified:                             1.00%                   1.00%                   1.00%
non-qualified:
------------------------------------------------------------------------------------------------------
Total Annual Charges of           1.25% In Annuity             1.65%                   1.75%
The Sub-accounts                     Years 1-8;
(excluding settlement             0.65% In Annuity
service charge)                  Years 9 and later
------------------------------------------------------------------------------------------------------

 1 Assessed annually on the Annuity's anniversary date or upon surrender. For beneficiaries who elect the non-qualified Beneficiary Continuation Option, the fee is only applicable if Account Value is less than $25,000.
 2 Only applicable if Account Value is less than $100,000. Fee may differ in certain States.
 3  These charges are deducted daily and apply to the Sub-accounts only.
 4 The combination of the Mortality and Expense Risk Charge and Administration Charge is referred to as the "Insurance Charge" elsewhere in this Prospectus.
 5  The Distribution Charge is 0.00% in Annuity Years 9+ for Optimum.
 6 The Mortality & Expense Risk Charge, the Administration Charge and the Distribution Charge (if applicable) do not apply if you are a beneficiary under the Beneficiary Continuation Option. The Settlement Service Charge applies only if your beneficiary elects the Beneficiary Continuation Option. The 1.00% and 1.40% charges set forth above are annual charges that are assessed against the Account Value in the Sub-accounts.

 The following table sets forth the charge for each optional benefit under the Annuity. The fees for these optional benefits would be in addition to the periodic fees and transaction fees set forth in the tables above. We reserve the right to increase the charge to the maximum charge indicated, upon any step-up or reset under the benefit, or new election of the benefit. However, we have no present intention of doing so. The total charge column depicts the sum of the applicable Insurance Charge and the charge for the particular optional benefit.

-----------------------------------------------------------------------------------------------------------------
                                     YOUR OPTIONAL BENEFIT FEES AND CHARGES
-----------------------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT               OPTIONAL           TOTAL               TOTAL               TOTAL
                                       BENEFIT FEE/         ANNUAL              ANNUAL             ANNUAL
                                          CHARGE            CHARGE              CHARGE           CHARGE/ 18/
                                                             for                 for                 for
                                                           OPTIMUM             OPTIMUM             OPTIMUM
                                                                                 FOUR               XTRA
-----------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION & GRO         0.75% maximum    2.00% maximum       2.40% maximum            N/A
PLUS/ 1/                               0.25% current    1.50% current       1.90% current
                                          charge            charge              charge
-----------------------------------------------------------------------------------------------------------------
GUARANTEED RETURN OPTION PLUS 2008 /2/ 0.75% maximum    2.00% maximum       2.40% maximum       2.50% maximum
                                       0.35% current    1.60% current       2.00% current       2.10% current
                                          charge            charge              charge              charge
-----------------------------------------------------------------------------------------------------------------
HIGHEST DAILY GUARANTEED RETURN        0.75% maximum    2.00% maximum       2.40% maximum       2.50% maximum
OPTION (HD GRO)/ 3/                    0.35% current    1.60% current       2.00% current       2.10% current
                                          charge            charge              charge              charge
-----------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM WITHDRAWAL BENEFIT  1.00% maximum    2.25% maximum       2.65% maximum       2.75% maximum
(GMWB)/ 4/                             0.35% current    1.60% current       2.00% current       2.10% current
                                          charge            charge              charge              charge
-----------------------------------------------------------------------------------------------------------------
GUARANTEED MINIMUM INCOME BENEFIT      1.00% maximum    1.25% + 1.00%       1.65% + 1.00%       1.75% + 1.00%
(GMIB)/ 5/                             0.50% current    of PIV maximum      of PIV maximum      of PIV maximum
                                          charge       1.25% + 0.50% of    1.65 + 0.50% of     1.75% + 0.50% of
                                                      PIV current charge  PIV current charge  PIV current charge
-----------------------------------------------------------------------------------------------------------------
LIFETIME FIVE/SM/ INCOME BENEFIT/ 6/   1.50% maximum    2.75% maximum       3.15% maximum       3.25% maximum
                                       0.60% current    1.85% current       2.25% current       2.35% current
                                          charge            charge              charge              charge
-----------------------------------------------------------------------------------------------------------------
SPOUSAL LIFETIME FIVE INCOME           1.50% maximum    2.75% maximum       3.15% maximum       3.25% maximum
BENEFIT/ 7/                            0.75% current    2.00% current       2.40% current       2.50% current
                                          charge            charge              charge              charge
-----------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME FIVE INCOME     1.50% maximum    2.75% maximum       3.15% maximum       3.25% maximum
BENEFIT/ 8/                            0.60% current    1.85% current       2.25% current       2.35% current
                                          charge            charge              charge              charge
-----------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN INCOME    1.50% maximum    1.25% + 1.50%       1.65% + 1.50%       1.75% + 1.50%
BENEFIT/ 9/                            0.60% current    of PWV maximum      of PWV maximum      of PWV maximum
                                          charge        1.25% + 0.60%       1.65% + 0.60%       1.75% + 0.60%
                                                        of PWV current      of PWV current      of PWV current
                                                            charge              charge              charge
-----------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN   1.50% maximum    1.25% + 1.50%       1.65% + 1.50%       1.75% + 1.50%
INCOME BENEFIT/ 10/                    0.75% current    of PWV maximum      of PWV maximum      of PWV maximum
                                          charge        1.25% + 0.75%       1.65% + 0.75%       1.75% + 0.75%
                                                        of PWV current      of PWV current      of PWV current
                                                            charge              charge              charge
-----------------------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN W/        2.00% maximum    1.25% + 2.00%       1.65% + 2.00%       1.75% + 2.00%
BENEFICIARY INCOME BENEFIT/ 11/        0.95% current    of PWV maximum      of PWV maximum      of PWV maximum
                                          charge        1.25% + 0.95%       1.65% + 0.95%       1.75% + 0.95%
                                                        current charge      current charge      current charge
-----------------------------------------------------------------------------------------------------------------
SPOUSAL HIGHEST DAILY LIFETIME SEVEN   2.00% maximum    1.25% + 2.00%       1.65% + 2.00%       1.75% + 2.00%
W/ BENEFICIARY INCOME BENEFIT/ 12/     0.95% current    of PWV maximum      of PWV maximum      of PWV maximum
                                          charge        1.25% + 0.95%       1.65% + 0.95%       1.75% + 0.95%
                                                        current charge      current charge      current charge
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                               YOUR OPTIONAL BENEFIT FEES AND CHARGES
-----------------------------------------------------------------------------------------------------
          OPTIONAL BENEFIT               OPTIONAL         TOTAL           TOTAL           TOTAL
                                       BENEFIT FEE/       ANNUAL          ANNUAL         ANNUAL
                                          CHARGE          CHARGE          CHARGE       CHARGE/ 18/
                                                           for             for             for
                                                         OPTIMUM         OPTIMUM         OPTIMUM
                                                                           FOUR           XTRA
-----------------------------------------------------------------------------------------------------
HIGHEST DAILY LIFETIME SEVEN W/        2.00% maximum  1.25% + 2.00%   1.65% + 2.00%   1.75% + 2.00%
LIFETIME INCOME ACCELERATOR/ 13/       0.95% current      of PWV          of PWV          of PWV
                                          charge         maximum         maximum         maximum

                                                      1.25% + 0.95%   1.65% + 0.95%   1.75% + 0.95%
                                                      current charge  current charge  current charge
-----------------------------------------------------------------------------------------------------
ENHANCED BENEFICIARY PROTECTION DEATH      0.25%          1.50%           1.90%           2.00%
BENEFIT/ 14/
-----------------------------------------------------------------------------------------------------
HIGHEST ANNIVERSARY VALUE DEATH            0.25%          1.50%           1.90%           2.00%
BENEFIT ("HAV")/ 15/
-----------------------------------------------------------------------------------------------------
COMBINATION 5% ROLL-UP AND HAV DEATH       0.50%          1.75%           2.15%           2.25%
BENEFIT/ 16/
-----------------------------------------------------------------------------------------------------
HIGHEST DAILY VALUE DEATH BENEFIT          0.50%          1.75%           2.15%           2.25%
("HDV")/ 17/
-----------------------------------------------------------------------------------------------------
Please refer to the section of this Prospectus that describes each optional benefit for a complete description of the benefit, including any restrictions or limitations that may apply.
-----------------------------------------------------------------------------------------------------

    HOW CHARGE IS DETERMINED
 1 Guaranteed Return Option and GRO Plus: Charge for each benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For Optimum Four, 1.90% total annual charge applies in all Annuity years. These benefits are not available with Optimum XTra.
 2 GRO PLUS 2008: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For Optimum Four, 2.00% total annual charge applies in all Annuity years, and for Optimum XTra, 2.10% total annual charge applies in all Annuity Years.
 3 Highest Daily GRO: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For Optimum Four, 2.00% total annual charge applies in all Annuity years, and for Optimum XTra, 2.10% total annual charge applies in all Annuity Years.
 4 Guaranteed Minimum Withdrawal Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.60% total annual charge applies in Annuity years 1-8 and is 1.00% thereafter. For Optimum Four, 2.00% total annual charge applies in all Annuity years, and for Optimum XTra, 2.10% total annual charge applies in all Annuity Years.
 5 Guaranteed Minimum Income Benefit: Charge for this benefit is assessed against the GMIB Protected Income Value ("PIV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts and the Fixed Allocations. For Optimum, 0.50% of PIV is in addition to 1.25% annual charge in Annuity Years 1-8 and 0.65% thereafter. For Optimum Four, 0.50% of PIV is in addition to 1.65% annual charge. For Optimum XTra, 0.50% of PIV is in addition to 1.75% annual charge in all Annuity Years.
 6 Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For Optimum Four, 2.25% total annual charge applies in all Annuity years, and for Optimum XTra, 2.35% total annual charge applies in all Annuity Years.
 7 Spousal Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 2.00% total annual charge applies in Annuity years 1-8 and is 1.40% thereafter. For Optimum Four, 2.40% total annual charge applies in all Annuity years, and for Optimum XTra, 2.50% total annual charge applies in all Annuity Years.
 8 Highest Daily Lifetime Five Income Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.85% total annual charge applies in Annuity years 1-8 and is 1.25% thereafter. For Optimum Four, 2.25% total annual charge applies in all Annuity years, and for Optimum XTra, 2.35% total annual charge applies in all Annuity Years.
 9 Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 0.60% of PWV is in addition to 1.25% annual charge in Annuity Years 1-8 and 0.65% thereafter. For Optimum Four, 0.60% of PWV is in addition to 1.65% annual charge. For Optimum XTra, 0.60% of PWV is in addition to 1.75% annual charge in all Annuity Years.
 10 Spousal Highest Daily Lifetime Seven Income Benefit: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Sub-accounts. For Optimum, 0.75% of PWV is in addition to 1.25% annual charge in Annuity Years 1-8 and 0.65% thereafter. For Optimum Four, 0.75% of PWV is in addition to 1.65% annual charge. For Optimum XTra, 0.75% of PWV is in addition to 1.75% annual charge in all Annuity Years.
 11 Highest Daily Lifetime Seven With Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description for the benefit, the charge is taken out of the Sub-accounts. For Optimum, the current charge of 0.95% of PWV is in addition to the 1.25% annual charge in Annuity Years 1-8 and 0.65% thereafter. For Optimum Four, the current charge of 0.95% of PWV is in addition to the 1.65% annual charge. For Optimum XTra, the current charge of 0.95% of PWV is in addition to the 1.75% annual charge.
 12 Spousal Highest Daily Lifetime Seven With Beneficiary Income Option: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description for the benefit, the charge is taken out of the Sub-accounts. For Optimum, the current charge of 0.95% of PWV is in addition to the 1.25% annual charge in Annuity Years 1-8 and 0.65% thereafter. For Optimum Four, the current charge of 0.95% of PWV is in addition to the 1.65% annual charge. For Optimum XTra, the current charge of 0.95% of PWV is in addition to the 1.75% annual charge.

 13 Highest Daily Lifetime Seven With Lifetime Income Accelerator: Charge for this benefit is assessed against the Protected Withdrawal Value ("PWV"). As discussed in the description of the benefit, the charge is taken out of the Subaccounts. For Optimum, the current charge of 0.95% of PWV is in addition to the 1.25% annual charge in Annuity Years 1-8 and 0.65% thereafter. For Optimum Four, the current charge of 0.95% of PWV is in addition to the 1.65% annual charge. For Optimum XTra, the current charge of 0.95% of PWV is in addition to the annual charge of 1.75%.
 14 Enhanced Beneficiary Protection Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For Optimum Four, 1.90% total annual charge applies in all Annuity years, and for Optimum XTra, 2.00% total annual charge applies in all Annuity Years.
 15 Highest Anniversary Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.50% total annual charge applies in Annuity years 1-8 and is 0.90% thereafter. For Optimum Four, 1.90% total annual charge applies in all Annuity years, and for Optimum XTra, 2.00% total annual charge applies in all Annuity Years.
 16 Combination 5% roll-up and HAV Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For Optimum Four, 2.15% total annual charge applies in all Annuity years, and for Optimum XTra, 2.25% total annual charge applies in all Annuity Years.
 17 Highest Daily Value Death Benefit: Charge for this benefit is assessed against the average daily net assets of the Sub-accounts. For Optimum, 1.75% total annual charge applies in Annuity years 1-8 and is 1.15% thereafter. For Optimum Four, 2.15% total annual charge applies in all Annuity years, and for Optimum XTra, 2.25% total annual charge applies in all Annuity Years.
 18 The Total Annual Charge includes the Insurance Charge assessed against the average daily net assets allocated to the Sub-accounts. If you elect more than one optional benefit, the Total Annual Charge would be increased to include the charge for each optional benefit. With respect to GMIB, the 0.50% charge is assessed against the GMIB Protected Income Value. With respect to Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven, Highest Daily Lifetime Seven with Beneficiary Income Option, Spousal Highest Daily Lifetime Seven with Beneficiary Income Option and Highest Daily Lifetime Seven with Lifetime Income Accelerator, one-fourth of the annual charge is deducted at the end of each quarter, where the quarters are part of years that have as their anniversary the date that the benefit was elected. These optional benefits are not available under the Beneficiary Continuation Option.

 The following table provides the range (minimum and maximum) of the total annual expenses for the underlying mutual funds ("Portfolios") as of December 31, 2007. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets.

              ----------------------------------------------------
                  TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES
              ----------------------------------------------------
                                                 MINIMUM  MAXIMUM
              ----------------------------------------------------
              Total Portfolio Operating Expense  0.59%    1.64%
              ----------------------------------------------------

 The following are the total annual expenses for each underlying mutual fund ("Portfolio") as of December 31, 2007, except as noted. The "Total Annual Portfolio Operating Expenses" reflect the combination of the underlying Portfolio's investment management fee, other expenses and any 12b-1 fees. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table. For certain of the underlying Portfolios, a portion of the management fee has been waived and/or other expenses have been partially reimbursed. The existence of any such fee waivers and/or reimbursements have been reflected in the footnotes. The following expenses are deducted by the underlying Portfolio before it provides Prudential Annuities with the daily net asset value. The underlying Portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

----------------------------------------------------------------------------------------------
                      UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

          (as a percentage of the average net assets of the underlying Portfolios)
----------------------------------------------------------------------------------------------
                                                 For the year ended December 31, 2007
                                          ---------------------------------------------------
          UNDERLYING PORTFOLIO                                           Acquired      Total
                                                                         Portfolio    Annual
                                          Management  Other               Fees &     Portfolio
                                           Fee /4/   Expenses 12b-1 Fee Expenses /6/ Expenses
----------------------------------------------------------------------------------------------
Advanced Series Trust /1,3/
 AST AllianceBernstein Core Value           0.75%     0.11%     0.00%      0.00%       0.86%
 AST AllianceBernstein Growth & Income      0.75%     0.08%     0.00%      0.00%       0.83%
 AST Balanced Asset Allocation /2/          0.15%     0.01%     0.00%      0.90%       1.06%
 AST Bond Portfolio 2015 /5/                0.65%     0.99%     0.00%      0.00%       1.64%
 AST Bond Portfolio 2018 /5/                0.65%     0.99%     0.00%      0.00%       1.64%
 AST Bond Portfolio 2019 /5/                0.65%     0.99%     0.00%      0.00%       1.64%
 AST Capital Growth Asset Allocation /2/    0.15%     0.01%     0.00%      0.93%       1.09%
 AST Cohen & Steers Realty Portfolio        1.00%     0.12%     0.00%      0.00%       1.12%
 AST Conservative Asset Allocation /2/      0.15%     0.02%     0.00%      0.87%       1.04%
 AST Federated Aggressive Growth            0.95%     0.11%     0.00%      0.00%       1.06%
 AST Goldman Sachs Mid-Cap Growth           1.00%     0.12%     0.00%      0.00%       1.12%
 AST International Growth                   1.00%     0.11%     0.00%      0.00%       1.11%

--------------------------------------------------------------------------------------------
                     UNDERLYING MUTUAL FUND PORTFOLIO ANNUAL EXPENSES

         (as a percentage of the average net assets of the underlying Portfolios)
--------------------------------------------------------------------------------------------
                                               For the year ended December 31, 2007
                                        ---------------------------------------------------
         UNDERLYING PORTFOLIO                                          Acquired      Total
                                                                       Portfolio    Annual
                                        Management  Other               Fees &     Portfolio
                                         Fee /4/   Expenses 12b-1 Fee Expenses /6/ Expenses
--------------------------------------------------------------------------------------------
 AST International Value                  1.00%     0.12%     0.00%      0.00%       1.12%
 AST Investment Grade Bond /5/            0.65%     0.99%     0.00%      0.00%       1.64%
 AST JPMorgan International Equity        0.87%     0.13%     0.00%      0.00%       1.00%
 AST Large-Cap Value                      0.75%     0.08%     0.00%      0.00%       0.83%
 AST Lord Abbett Bond-Debenture           0.80%     0.11%     0.00%      0.00%       0.91%
 AST Marsico Capital Growth               0.90%     0.08%     0.00%      0.00%       0.98%
 AST MFS Growth                           0.90%     0.12%     0.00%      0.00%       1.02%
 AST Mid-Cap Value                        0.95%     0.14%     0.00%      0.00%       1.09%
 AST Money Market                         0.50%     0.09%     0.00%      0.00%       0.59%
 AST Neuberger Berman Mid-Cap Growth      0.90%     0.10%     0.00%      0.00%       1.00%
 AST Neuberger Berman Mid-Cap Value       0.89%     0.10%     0.00%      0.00%       0.99%
 AST Neuberger Berman Small-Cap Growth    0.95%     0.12%     0.00%      0.00%       1.07%
 AST PIMCO Limited Maturity Bond          0.65%     0.11%     0.00%      0.00%       0.76%
 AST PIMCO Total Return Bond              0.65%     0.09%     0.00%      0.00%       0.74%
 AST Preservation Asset Allocation/ 2/    0.15%     0.03%     0.00%      0.82%       1.00%
 AST Small-Cap Growth                     0.90%     0.15%     0.00%      0.00%       1.05%
 AST Small-Cap Value                      0.90%     0.10%     0.00%      0.00%       1.00%
 AST T. Rowe Price Global Bond            0.80%     0.13%     0.00%      0.00%       0.93%
 AST T. Rowe Price Large-Cap Growth       0.88%     0.08%     0.00%      0.00%       0.96%
 AST Western Asset Core Plus Bond /5/     0.70%     0.10%     0.00%      0.02%       0.82%
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------
Evergreen Variable Annuity Trust /7/
 International Equity                     0.39%     0.24%     0.00%      0.00%       0.63%
 Omega                                    0.52%     0.19%     0.00%      0.00%       0.71%

 1 The Fund has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Fund compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Fund providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Fund other than the Dynamic Asset Allocation Portfolios, 0.03% of the 0.10% administrative services fee is voluntarily waived. The Dynamic Asset Allocation Portfolios do not directly pay any portion of the 0.10% administrative service fee. The Acquired Portfolios in which the Dynamic Asset Allocation Portfolios invest, however, are subject to the administrative services fee. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation.
 2 Some of the Portfolios invest in other investment companies (the Acquired Portfolios). For example, each Dynamic Asset Allocation Portfolio invests primarily in shares of other Portfolios of Advanced Series Trust. Investors in a Portfolio indirectly bear the fees and expenses of the Acquired Portfolios. The expenses shown under "Acquired Portfolio Fees and Expenses" represent a weighted average of the expense ratios of the Acquired Portfolios in which each Portfolio invested during the year ended
    December 31, 2007. The Dynamic Asset Allocation Portfolios do not pay any transaction fees when purchasing or redeeming shares of the Acquired Portfolios. Our reference above to the Dynamic Asset Allocation Portfolios refers to these portfolios: AST Balanced Asset Allocation, AST Capital Growth Asset Allocation, AST Conservative Asset Allocation, and AST Preservation Asset Allocation.
 3 Prudential Investments LLC and AST Investment Services, Inc. have voluntarily agreed to waive a portion of their management fee and/or limit total expenses (expressed as an annual percentage of average daily net assets) for certain Portfolios of the Fund. These arrangements, which are set forth as follows, may be discontinued or otherwise modified at any time. AST Cohen & Steers Realty: 1.45%; AST Goldman Sachs Mid-Cap
    Growth: 1.12%; AST JPMorgan International Equity: 1.01%; AST International
    Value: 1.50%; AST Large-Cap Value: 1.20%; AST Lord Abbett
    Bond-Debenture: 0.88%; AST MFS Growth: 1.35%; AST Marsico Capital
    Growth: 1.35%; AST Mid-Cap Value: 1.45%; AST Money Market: 0.56%; AST Neuberger Berman Mid-Cap Growth: 1.25%; AST Neuberger Berman Mid-Cap Value:
    1.25%; AST PIMCO Total Return Bond: contractual Portfolio expense limit 1.05%, which can be discontinued or modified only by amending the contract; AST PIMCO Limited Maturity Bond: 1.05%; AST International
    Growth: 1.75%.
 4 The management fee rate shown in the "management fees" column represents the actual fee rate paid by the indicated Portfolio for the fiscal year ended December 31, 2007, except that the fee rate shown does not reflect the impact of any voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any fee "breakpoints" which may be applicable.
 5 The Western Asset Core Plus Bond Portfolio expenses are based on estimated expenses for 2008 and current period average daily net assets. The AST Bond Portfolio 2015, AST Bond Portfolio 2018, AST Bond Portfolio 2019 and the AST Investment Grade Bond Portfolio are based on estimated expenses for 2008 at an estimated asset level.
 6 Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Total Annual Portfolio Operating Expenses listed above may exceed the expense limit numbers. The impact of the acquired fund fees and expenses are included in the total returns of the Fund.
 7  The Total Annual Portfolio Operating Expenses excludes expense reductions.

                               EXPENSE EXAMPLES

 These examples are intended to help you compare the cost of investing in one Prudential Annuity with the cost of investing in other Prudential Annuities and/or other variable annuities.

 Below are examples for each Annuity showing what you would pay in expenses at the end of the stated time periods had you invested $10,000 in the Annuity and your investment has a 5% return each year.

 The examples reflect the following fees and charges for each Annuity as described in "Summary of Contract Fees and Charges":
   .   Insurance Charge
   .   Distribution Charge (if applicable)
   .   Contingent Deferred Sales Charge
   .   Annual Maintenance Fee
   .   The maximum combination of optional benefit charges

 The examples also assume the following for the period shown:
   . You allocate all of your Account Value to the Sub-account with the maximum total annual operating expenses, and those expenses remain the same each year*
   .   For each charge, we deduct the maximum charge rather than the current charge
   .   You make no withdrawals of Account Value
   .   You make no transfers, or other transactions for which we charge a fee
   .   No tax charge applies
   . You elect the Lifetime Five Income Benefit, the Highest Daily Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit (which are the maximum combination of optional benefit charges)
   . For the Optimum XTra example, no Purchase Payment credit is granted under the Annuity.
   . For the Optimum Four example, the Loyalty Credit applies to the Annuity and is equal to 2.75% of total Purchase Payments made during the first four Annuity years
   . For the Optimum example, the Loyalty Credit applies to the Annuity and is equal to 0.50% of total Purchase Payment made during the first four Annuity years.

 Amounts shown in the examples are rounded to the nearest dollar.

 * Note: Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm.

 THE EXAMPLES ARE ILLUSTRATIVE ONLY - THEY SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES WILL BE LESS THAN THOSE SHOWN IF YOU ELECT A DIFFERENT COMBINATION OF OPTIONAL BENEFITS THAN INDICATED IN THE EXAMPLES OR IF YOU ALLOCATE ACCOUNT VALUE TO ANY OTHER AVAILABLE SUB-ACCOUNTS.

 Expense Examples are provided as follows: 1) if you surrender the Annuity at the end of the stated time period; 2) if you annuitize at the end of the stated time period; and 3) if you do not surrender your Annuity. A table of accumulation values appears in Appendix A to this Prospectus.

 If you surrender your annuity at the end of the applicable time period:

                                         1 yr  3 yrs
                          ---------------------------
                          OPTIMUM       $1,225 $2,228
                          ---------------------------
                          OPTIMUM FOUR  $1,368 $2,421
                          ---------------------------
                          OPTIMUM XTRA  $1,460 $2,538
                          ---------------------------

 If you annuitize your annuity at the end of the applicable time period:/1/

                                         1 yr 3 yrs
                           -------------------------
                           OPTIMUM        NA  $1,643
                           -------------------------
                           OPTIMUM FOUR   NA  $1,791
                           -------------------------
                           OPTIMUM XTRA   NA      NA
                           -------------------------

 If you do not surrender your annuity at the end of the applicable time period:

                                         1 yr 3 yrs
                           -------------------------
                           OPTIMUM       $550 $1,643
                           -------------------------
                           OPTIMUM FOUR  $603 $1,791
                           -------------------------
                           OPTIMUM XTRA  $596 $1,770
                           -------------------------

 1. If you own Optimum Xtra, you may not annuitize in the first Three
    (3) Annuity Years; if you own Optimum or Optimum Four, you may not annuitize in the first Annuity Year.

                              INVESTMENT OPTIONS

 WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES OF THE PORTFOLIOS?
 Each variable investment option is a Sub-account of Prudential Annuities Life Assurance Corporation Variable Account B (see "What are Separate Accounts" for more detailed information). Each Sub-account invests exclusively in one Portfolio. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. There is no guarantee that any underlying Portfolio will meet its investment objective. Not all portfolios offered as Sub-accounts may be available depending on optional benefit selection, the applicable jurisdiction and selling firm. The Portfolios that you select are your choice - we do not provide investment advice, and we do not recommend or endorse any particular Portfolio. Please see the General Information section of this prospectus, under the heading concerning "service fees" for a discussion of fees that we may receive from underlying mutual funds and/or their families.

 When you purchase one of the Annuities, you will be required to participate in LPL's asset allocation program which does not utilize all of the investment options available under the Annuities. Unless you have elected an optional benefit that requires you to stay in the asset allocation program, you will be permitted to transfer Account Value out of the asset allocation program subsequent to the Issue Date. Currently, the following optional benefits require that you maintain your Account Value in one or more of the asset allocation programs: Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven, GRO Plus 2008, Highest Daily GRO, and the Highest Daily Value death benefit. The asset allocation program is offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For additional information, are Appendix C - "Additional Information on Asset Allocation Programs." If your Annuity is no longer held through LPL, we will not require you to continue to participate in LPL's asset allocation program. In that event, you will be permitted to allocate your Account Value to any permitted Portfolio (unless you are obligated to invest in specified Portfolios to participate in an optional benefit).

 The name of the advisor/sub-advisor for each Portfolio appears next to the description. Those Portfolios whose name includes the prefix "AST" are Portfolios of Advanced Series Trust. The investment managers for AST are AST Investment Services, Inc., a Prudential Financial Company, and Prudential Investments LLC, both of which are affiliated companies of Prudential Annuities. However, a sub-advisor, as noted below, is engaged to conduct day-to-day management.

 The Portfolios are not publicly traded mutual funds. They are only available as investment options in variable annuity contracts and variable life insurance policies issued by insurance companies, or in some cases, to participants in certain qualified retirement plans. However, some of the Portfolios available as Sub-accounts under the Annuities are managed by the same portfolio advisor or sub-advisor as a retail mutual fund of the same or similar name that the Portfolio may have been modeled after at its inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the retail mutual funds and the Portfolios may be substantially similar, the actual investments will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. You should not compare the performance of a publicly traded mutual fund with the performance of any similarly named Portfolio offered as a Sub-account. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses for the underlying mutual funds. The current prospectus and statement of additional information for the underlying Portfolios can be obtained by calling 1-800-752-6342.

     ---------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
      TYPE                                                 ADVISOR/
                                                         SUB-ADVISOR
     ---------------------------------------------------------------------
                       ADVANCED SERIES TRUST
     ---------------------------------------------------------------------
      LARGE     AST AllianceBernstein Core Value       AllianceBernstein
      CAP       Portfolio: seeks long-term capital           L.P.
      VALUE     growth by investing primarily in
                common stocks. The subadviser
                expects that the majority of the
                Portfolio's assets will be invested
                in the common stocks of large
                companies that appear to be
                undervalued. Among other things, the
                Portfolio seeks to identify
                compelling buying opportunities
                created when companies are
                undervalued on the basis of investor
                reactions to near-term problems or
                circumstances even though their
                long-term prospects remain sound.
                The subadviser seeks to identify
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large.
     ---------------------------------------------------------------------
      LARGE     AST AllianceBernstein Growth &         AllianceBernstein
      CAP       Income Portfolio: seeks long-term            L.P.
      VALUE     growth of capital and income while
                attempting to avoid excessive
                fluctuations in market value. The
                Portfolio normally will invest in
                common stocks (and securities
                convertible into common stocks). The
                subadviser will take a
                value-oriented approach, in that it
                will try to keep the Portfolio's
                assets invested in securities that
                are selling at reasonable valuations
                in relation to their fundamental
                business prospects.
     ---------------------------------------------------------------------

    ------------------------------------------------------------------------
      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
    ------------------------------------------------------------------------
      ASSET       AST Balanced Asset Allocation                AST
     ALLOCA-      Portfolio: seeks the highest              INVESTMENT
      TION/       potential total return consistent       SERVICES, INC.
     BALANCED     with its specified level of risk         & PRUDENTIAL
                  tolerance. The Portfolio will invest     INVESTMENTS
                  its assets in several other Advanced         LLC/
                  Series Trust Portfolios. Under            PRUDENTIAL
                  normal market conditions, the            INVESTMENTS
                  Portfolio will devote approximately          LLC
                  65% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  57.5% to 72.5%), and 35% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 27.5%
                  to 42.5%).
    ------------------------------------------------------------------------
      FIXED       AST Bond Portfolio 2015: seeks the        Prudential
      INCOME      highest potential total return            Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2015. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
    ------------------------------------------------------------------------
      FIXED       AST Bond Portfolio 2018: seeks the        Prudential
      INCOME      highest potential total return            Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2018. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
    ------------------------------------------------------------------------
      FIXED       AST Bond Portfolio 2019: seeks the        Prudential
      INCOME      highest potential total return            Investment
                  consistent with its specified level    Management, Inc.
                  of risk tolerance to meet the
                  parameters established to support
                  the GRO benefits and maintain
                  liquidity to support changes in
                  market conditions for a fixed
                  maturity of 2019. Please note that
                  you may not make purchase payments
                  to this Portfolio, and that this
                  Portfolio is available only with
                  certain living benefits.
    ------------------------------------------------------------------------
      ASSET       AST Capital Growth Asset Allocation          AST
     ALLOCA-      Portfolio: seeks the highest              INVESTMENT
      TION/       potential total return consistent       SERVICES, INC.
     BALANCED     with its specified level of risk         & PRUDENTIAL
                  tolerance. The Portfolio will invest     INVESTMENTS
                  its assets in several other Advanced         LLC/
                  Series Trust Portfolios. Under            PRUDENTIAL
                  normal market conditions, the            INVESTMENTS
                  Portfolio will devote approximately          LLC
                  75% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  67.5% to 80%), and 25% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 20.0%
                  to 32.5%).
    ------------------------------------------------------------------------
     SPECIALTY    AST Cohen & Steers Realty Portfolio:    Cohen & Steers
                  seeks to maximize total return             Capital
                  through investment in real estate      Management, Inc.
                  securities. The Portfolio pursues
                  its investment objective by
                  investing, under normal
                  circumstances, at least 80% of its
                  net assets in common stocks and
                  other equity securities issued by
                  real estate companies, such as real
                  estate investment trusts (REITs).
                  Under normal circumstances, the
                  Portfolio will invest substantially
                  all of its assets in the equity
                  securities of real estate companies,
                  i.e., a company that derives at
                  least 50% of its revenues from the
                  ownership, construction, financing,
                  management or sale of real estate or
                  that has at least 50% of its assets
                  in real estate. Real estate
                  companies may include real estate
                  investment trusts (REITs).
    ------------------------------------------------------------------------
      ASSET       AST Conservative Asset Allocation            AST
     ALLOCA-      Portfolio: seeks the highest              INVESTMENT
      TION/       potential total return consistent       SERVICES, INC.
     BALANCED     with its specified level of risk         & PRUDENTIAL
                  tolerance. The Portfolio will invest     INVESTMENTS
                  its assets in several other Advanced         LLC/
                  Series Trust Portfolios. Under            PRUDENTIAL
                  normal market conditions, the            INVESTMENTS
                  Portfolio will devote approximately          LLC
                  55% of its net assets to underlying
                  portfolios investing primarily in
                  equity securities (with a range of
                  47.5% to 62.5%), and 45% of its net
                  assets to underlying portfolios
                  investing primarily in debt
                  securities and money market
                  instruments (with a range of 37.5%
                  to 52.5%.
    ------------------------------------------------------------------------
      SMALL       AST Federated Aggressive Growth        Federated Equity
       CAP        Portfolio: seeks capital growth. The      Management
      GROWTH      Portfolio pursues its investment          Company of
                  objective by investing primarily in     Pennsylvania/
                  the stocks of small companies that     Federated Global
                  are traded on national security           Investment
                  exchanges, NASDAQ stock exchange and   Management Corp.;
                  the over-the-counter-market. Small      Federated MDTA
                  companies will be defined as                 LLC
                  companies with market
                  capitalizations similar to companies
                  in the Russell 2000 Growth Index.
    ------------------------------------------------------------------------

    ------------------------------------------------------------------------
     STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                  ADVISOR/
                                                           SUB-ADVISOR
    ------------------------------------------------------------------------
       MID       AST Goldman Sachs Mid-Cap Growth         Goldman Sachs
       CAP       Portfolio: seeks long-term capital     Asset Management,
     GROWTH      growth. The Portfolio pursues its            L.P.
                 investment objective, by investing
                 primarily in equity securities
                 selected for their growth potential,
                 and normally invests at least 80% of
                 the value of its assets in
                 medium-sized companies. Medium-sized
                 companies are those whose market
                 capitalizations (measured at the
                 time of investment) fall within the
                 range of companies in the Russell
                 Mid-cap Growth Index. The subadviser
                 seeks to identify individual
                 companies with earnings growth
                 potential that may not be recognized
                 by the market at large.
    ------------------------------------------------------------------------
     INTER-      AST International Growth Portfolio:     Marsico Capital
     NATIONAL    seeks long-term capital growth.        Management, LLC;
     EQUITY      Under normal circumstances, the         William Blair &
                 Portfolio invests at least 80% of        Company, LLC
                 the value of its assets in
                 securities of issuers that are
                 economically tied to countries other
                 than the United States. Although the
                 Portfolio intends to invest at least
                 80% of its assets in the securities
                 of issuers located outside the
                 United States, it may at times
                 invest in U.S. issuers and it may
                 invest all of its assets in fewer
                 than five countries or even a single
                 country. The Portfolio looks
                 primarily for stocks of companies
                 whose earnings are growing at a
                 faster rate than other companies or
                 which offer attractive growth.
    ------------------------------------------------------------------------
      INTER-     AST International Value Portfolio:         LSV Asset
     NATIONAL    seeks long-term capital                   Management;
     EQUITY      appreciation. The Portfolio normally       Thornburg
                 invests at least 80% of the               Investment
                 Portfolio's assets in equity           Management, Inc.
                 securities. The Portfolio will
                 invest at least 65% of its net
                 assets in the equity securities of
                 companies in at least three
                 different countries, without limit
                 as to the amount of assets that may
                 be invested in a single country.
    ------------------------------------------------------------------------
      FIXED      AST Investment Grade Bond Portfolio:      Prudential
     INCOME      seeks the highest potential total         Investment
                 return consistent with its specified   Management, Inc.
                 level of risk tolerance to meet the
                 parameters established to support
                 the Highest Daily Lifetime Seven
                 benefits and maintain liquidity to
                 support changes in market conditions
                 for a fixed duration (weighted
                 average maturity) of about 6 years.
                 Please note that you may not make
                 purchase payments to this Portfolio,
                 and that this Portfolio is available
                 only with certain living benefits.
    ------------------------------------------------------------------------
      INTER-     AST JPMorgan International Equity         J.P. Morgan
     NATIONAL    Portfolio: seeks long-term capital        Investment
     EQUITY      growth by investing in a diversified   Management, Inc.
                 portfolio of international equity
                 securities. The Portfolio seeks to
                 meet its objective by investing,
                 under normal market conditions, at
                 least 80% of its assets in a
                 diversified portfolio of equity
                 securities of companies located or
                 operating in developed non-U.S.
                 countries and emerging markets of
                 the world. The equity securities
                 will ordinarily be traded on a
                 recognized foreign securities
                 exchange or traded in a foreign
                 over-the-counter market in the
                 country where the issuer is
                 principally based, but may also be
                 traded in other countries including
                 the United States.
    ------------------------------------------------------------------------
      LARGE      AST Large-Cap Value Portfolio: seeks     Dreman Value
       CAP       current income and long-term growth     Management LLC;
      VALUE      of income, as well as capital          Hotchkis and Wiley
                 appreciation. The Portfolio invests,        Capital
                 under normal circumstances, at least    Management LLC;
                 80% of its net assets in common           J.P. Morgan
                 stocks of large capitalization            Investment
                 companies. Large capitalization        Management, Inc.
                 companies are those companies with
                 market capitalizations within the
                 market capitalization range of the
                 Russell 1000 Value Index.
    ------------------------------------------------------------------------
      FIXED      AST Lord Abbett Bond-Debenture         Lord, Abbett & Co.
     INCOME      Portfolio: seeks high current income          LLC
                 and the opportunity for capital
                 appreciation to produce a high total
                 return. The Portfolio invests, under
                 normal circumstances, at least 80%
                 of the value of its assets in fixed
                 income securities. The Portfolio
                 allocates its assets principally
                 among fixed income securities in
                 four market sectors: U.S. investment
                 grade securities, U.S. high yield
                 securities, foreign securities
                 (including emerging market
                 securities) and convertible
                 securities. Under normal
                 circumstances, the Portfolio invests
                 in each of the four sectors
                 described above. However, the
                 Portfolio may invest substantially
                 all of its assets in any one sector
                 at any time, subject to the
                 limitation that at least 20% of the
                 Portfolio's net assets must be
                 invested in any combination of
                 investment grade debt securities,
                 U.S. Government securities and cash
                 equivalents. The Portfolio may also
                 make significant investments in
                 mortgage-backed securities. Although
                 the Portfolio expects to maintain a
                 weighted average maturity in the
                 range of five to twelve years, there
                 are no restrictions on the overall
                 Portfolio or on individual
                 securities. The Portfolio may invest
                 up to 20% of its net assets in
                 equity securities.
    ------------------------------------------------------------------------

     ----------------------------------------------------------------------
      STYLE/       INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
      TYPE                                                 ADVISOR/
                                                          SUB-ADVISOR
     ----------------------------------------------------------------------
      LARGE     AST Marsico Capital Growth              Marsico Capital
       CAP      Portfolio: seeks capital growth.        Management, LLC
      GROWTH    Income realization is not an
                investment objective and any income
                realized on the Portfolio's
                investments, therefore, will be
                incidental to the Portfolio's
                objective. The Portfolio will pursue
                its objective by investing primarily
                in common stocks of large companies
                that are selected for their growth
                potential. Large capitalization
                companies are companies with market
                capitalizations within the market
                capitalization range of the Russell
                1000 Growth Index. In selecting
                investments for the Portfolio, the
                subadviser uses an approach that
                combines "top down" macroeconomic
                analysis with "bottom up" stock
                selection. The "top down" approach
                identifies sectors, industries and
                companies that may benefit from the
                trends the subadviser has observed.
                The subadviser then looks for
                individual companies with earnings
                growth potential that may not be
                recognized by the market at large,
                utilizing a "bottom up" stock
                selection process. The Portfolio
                will normally hold a core position
                of between 35 and 50 common stocks.
                The Portfolio may hold a limited
                number of additional common stocks
                at times when the Portfolio manager
                is accumulating new positions,
                phasing out existing or responding
                to exceptional market conditions.
     ----------------------------------------------------------------------
      LARGE     AST MFS Growth Portfolio: seeks          Massachusetts
       CAP      long-term capital growth and future,   Financial Services
      GROWTH    rather than current income. Under           Company
                normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in common stocks and
                related securities, such as
                preferred stocks, convertible
                securities and depositary receipts,
                of companies that the subadviser
                believes offer better than average
                prospects for long-term growth. The
                subadviser uses a "bottom up" as
                opposed to a "top down" investment
                style in managing the Portfolio.
     ----------------------------------------------------------------------
       MID      AST Mid Cap Value Portfolio: seeks     EARNEST Partners
       CAP      to provide capital growth by              LLC; WEDGE
      VALUE     investing primarily in                      Capital
                mid-capitalization stocks that          Management, LLP
                appear to be undervalued. The
                Portfolio generally invests, under
                normal circumstances, at least 80%
                of the value of its net assets in
                mid- capitalization companies.
                Mid-capitalization companies are
                generally those that have market
                capitalizations, at the time of
                purchase, within the market
                capitalization range of companies
                included in the Russell Midcap Value
                Index during the previous 12-months
                based on month-end data.
     ----------------------------------------------------------------------
      FIXED     AST Money Market Portfolio: seeks         Prudential
      INCOME    high current income while                 Investment
                maintaining high levels of             Management, Inc.
                liquidity. The Portfolio invests in
                high-quality, short-term, U.S.
                dollar denominated corporate, bank
                and government obligations. The
                Portfolio will invest in securities
                which have effective maturities of
                not more than 397 days.
     ----------------------------------------------------------------------
       MID      AST Neuberger Berman Mid-Cap Growth    Neuberger Berman
       CAP      Portfolio: seeks capital growth.        Management Inc.
      GROWTH    Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of mid-capitalization companies.
                Mid-capitalization companies are
                those companies whose market
                capitalization is within the range
                of market capitalizations of
                companies in the Russell Midcap(R)
                Growth Index. Using fundamental
                research and quantitative analysis,
                the subadviser looks for
                fast-growing companies that are in
                new or rapidly evolving industries.
     ----------------------------------------------------------------------
       MID      AST Neuberger Berman Mid-Cap Value     Neuberger Berman
       CAP      Portfolio: seeks capital growth.        Management Inc.
      VALUE     Under normal market conditions, the
                Portfolio invests at least 80% of
                its net assets in the common stocks
                of medium capitalization companies.
                For purposes of the Portfolio,
                companies with market
                capitalizations that fall within the
                range of the Russell Midcap(R) Index
                at the time of investment are
                considered medium capitalization
                companies. Some of the Portfolio's
                assets may be invested in the
                securities of large-cap companies as
                well as in small-cap companies.
                Under the Portfolio's value-oriented
                investment approach, the subadviser
                looks for well-managed companies
                whose stock prices are undervalued
                and that may rise in price before
                other investors realize their worth.
     ----------------------------------------------------------------------

   -------------------------------------------------------------------------
    STYLE/         INVESTMENT OBJECTIVES/POLICIES          PORTFOLIO
     TYPE                                                   ADVISOR/
                                                          SUB-ADVISOR
   -------------------------------------------------------------------------
     SMALL      AST Neuberger Berman Small-Cap          Neuberger Berman
      CAP       Growth Portfolio: seeks maximum         Management Inc.
    GROWTH      growth of investors' capital from a
                portfolio of growth stocks of
                smaller companies. The Portfolio
                pursues its objective, under normal
                circumstances, by primarily
                investing at least 80% of its total
                assets in the equity securities of
                small-sized companies included in
                the Russell 2000 Growth(R) Index.
   -------------------------------------------------------------------------
     FIXED      AST PIMCO Limited Maturity Bond        Pacific Investment
    INCOME      Portfolio: seeks to maximize total         Management
                return consistent with preservation       Company LLC
                of capital and prudent investment           (PIMCO)
                management. The Portfolio will
                invest in a portfolio of
                fixed-income investment instruments
                of varying maturities. The average
                portfolio duration of the Portfolio
                generally will vary within a one- to
                three- year time frame based on the
                subadviser's forecast for interest
                rates.
   -------------------------------------------------------------------------
     FIXED      AST PIMCO Total Return Bond            Pacific Investment
    INCOME      Portfolio: seeks to maximize total         Management
                return consistent with preservation       Company LLC
                of capital and prudent investment           (PIMCO)
                management. The Portfolio will
                invest in a portfolio of
                fixed-income investment instruments
                of varying maturities.
   -------------------------------------------------------------------------
     ASSET      AST Preservation Asset Allocation             AST
    ALLOCA-     Portfolio: seeks the highest               INVESTMENT
     TION/      potential total return consistent        SERVICES, INC.
    BALANCED    with its specified level of risk          & PRUDENTIAL
                tolerance. The Portfolio will invest      INVESTMENTS
                its assets in several other Advanced         LLC /
                Series Trust Portfolios. Under             PRUDENTIAL
                normal market conditions, the             INVESTMENTS
                Portfolio will devote approximately           LLC
                35% of its net assets to underlying
                portfolios investing primarily in
                equity securities (with a range of
                27.5% to 42.5%), and 65% of its net
                assets to underlying portfolios
                investing primarily in debt
                securities and money market
                instruments (with a range of 57.5%
                to 72.5%.
   -------------------------------------------------------------------------
     SMALL      AST Small-Cap Growth Portfolio:           Eagle Asset
      CAP       seeks long-term capital growth. The       Management;
    GROWTH      Portfolio pursues its objective by      Neuberger Berman
                investing, under normal                 Management Inc.
                circumstances, at least 80% of the
                value of its assets in
                small-capitalization companies.
                Small-capitalization companies are
                those companies with a market
                capitalization, at the time of
                purchase, no larger than the largest
                capitalized company included in the
                Russell 2000(R) Index at the time of
                the Portfolio's investment.
   -------------------------------------------------------------------------
     SMALL      AST Small-Cap Value Portfolio: seeks      ClearBridge
      CAP       to provide long-term capital growth      Advisors, LLC;
     VALUE      by investing primarily in                 Dreman Value
                small-capitalization stocks that        Management LLC;
                appear to be undervalued. The             J.P. Morgan
                Portfolio invests, under normal            Investment
                circumstances, at least 80% of the     Management, Inc.;
                value of its net assets in small           Lee Munder
                capitalization stocks. Small            Investments, Ltd
                capitalization stocks are the stocks
                of companies with market
                capitalization that are within the
                market capitalization range of the
                Russell 2000(R) Value Index.
   -------------------------------------------------------------------------
     FIXED      AST T. Rowe Price Global Bond            T. Rowe Price
    INCOME      Portfolio: seeks to provide high       International, Inc.
                current income and capital growth by
                investing in high-quality foreign
                and U.S. dollar-denominated bonds.
                The Portfolio will invest at least
                80% of its total assets in fixed
                income securities. The Portfolio
                invests in all types of bonds,
                including those issued or guaranteed
                by U.S. or foreign governments or
                their agencies and by foreign
                authorities, provinces and
                municipalities as well as investment
                grade corporate bonds, mortgage and
                asset-backed securities, and
                high-yield bonds of U.S. and foreign
                issuers. The Portfolio generally
                invests in countries where the
                combination of fixed-income returns
                and currency exchange rates appears
                attractive, or, if the currency
                trend is unfavorable, where the
                subadviser believes that the
                currency risk can be minimized
                through hedging. The Portfolio may
                also invest up to 20% of its assets
                in the aggregate in below
                investment-grade, high-risk bonds
                ("junk bonds"). In addition, the
                Portfolio may invest up to 30% of
                its assets in mortgage- related
                (including mortgage dollar rolls and
                derivatives, such as collateralized
                mortgage obligations and stripped
                mortgage securities) and
                asset-backed securities.
   -------------------------------------------------------------------------

    -----------------------------------------------------------------------
      STYLE/         INVESTMENT OBJECTIVES/POLICIES         PORTFOLIO
       TYPE                                                 ADVISOR/
                                                           SUB-ADVISOR
    -----------------------------------------------------------------------
      LARGE       AST T. Rowe Price Large-Cap Growth      T. Rowe Price
       CAP        Portfolio: seeks long-term growth of   Associates, Inc.
      GROWTH      capital by investing predominantly
                  in the equity securities of a
                  limited number of large, carefully
                  selected, high-quality U.S.
                  companies that are judged likely to
                  achieve superior earnings growth.
                  The Portfolio takes a growth
                  approach to investment selection and
                  normally invests at least 80% of its
                  net assets in the common stocks of
                  large companies. Large companies are
                  defined as those whose market cap is
                  larger than the median market cap of
                  companies in the Russell 1000 Growth
                  Index as of the time of purchase.
    -----------------------------------------------------------------------
      FIXED       AST Western Asset Core Plus Bond        Western Asset
      INCOME      Portfolio: seeks to maximize total       Management
                  return, consistent with prudent            Company
                  investment management and liquidity
                  needs, by investing to obtain its
                  average specified duration. The
                  Portfolio's current target average
                  duration is generally 2.5 to 7
                  years. The Portfolio pursues this
                  objective by investing in all major
                  fixed income sectors with a bias
                  towards non-Treasuries.
    -----------------------------------------------------------------------
                    Evergreen Variable Annuity Trust
    -----------------------------------------------------------------------
      INTER-      Evergreen VA International Equity:        Evergreen
     NATIONAL     seeks long-term capital growth and       Investment
      EQUITY      secondarily, modest income. The          Management
                  Portfolio will normally invest at       Company, LLC
                  least 80% of its assets in equity
                  securities issued by , in the
                  manager's opinion, established and
                  quality non-U.S. companies located
                  in countries with developed markets.
                  The Portfolio may purchase
                  securities across all market
                  capitalizations. The Portfolio
                  normally invests at least 65% of its
                  assets in securities of companies in
                  at least three countries (other than
                  the U.S.). The Portfolio may also
                  invest in emerging markets. The
                  Portfolio's managers seek both
                  growth and value opportunities For
                  growth investments, the Portfolio's
                  manager seeks, among other things,
                  good business models, good
                  management and growth in cash flows.
                  For value investments, the
                  Portfolio's manager seeks, among
                  other things, companies that are
                  undervalued in the marketplace
                  compared to their assets. The
                  Portfolio normally intends to seek
                  modest income from dividends paid by
                  its equity holdings. Other than cash
                  and cash equivalents, the Portfolio
                  intends to invest substantially all
                  of its assets in the securities of
                  non-U.S. issuers.
    -----------------------------------------------------------------------
     SPECIALTY    Evergreen VA Omega: seeks long-term       Evergreen
                  capital growth. The Portfolio            Investment
                  invests primarily, and under normal      Management
                  conditions substantially all of its     Company, LLC
                  assets, in common stocks of U.S.
                  companies across any market
                  capitalizations. The Portfolio's
                  manager employs a growth style of
                  equity management that seeks to
                  emphasizes companies with cash flow
                  growth, sustainable competitive
                  advantages, returns on invested
                  capital above their cost of capital
                  and the ability to manage for
                  profitable growth that can create
                  long-term value for shareholders.
    -----------------------------------------------------------------------

 WHAT ARE THE FIXED ALLOCATIONS?
 We offer Fixed Allocations of different durations during the accumulation period. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods from 1 to 10 years. We may also offer special purpose Fixed Allocations for use with certain optional investment programs. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the movement of applicable interest rates payable on Strips of the appropriate duration. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula (including a description of Strips) along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time. We may restrict your ability to allocate Account Value to Fixed Allocations if you elect certain optional benefits. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 Fixed Allocations may not be available in all states (currently not available in Maryland, Nevada, North Dakota, Vermont, and Washington).

                               FEES AND CHARGES

 The charges under each Annuity are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under each Annuity. They are also designed, in the aggregate, to compensate us for the risks of loss we assume. If, as we expect, the charges that we collect from the Annuities exceed our total costs in connection with the Annuities, we will earn a profit. Otherwise we will incur a loss. For example, Prudential Annuities may make a profit on the Insurance Charge if, over time, the actual costs of providing the guaranteed insurance obligations under an Annuity are less than the amount we deduct for the Insurance Charge. To the extent we make a profit on the Insurance Charge, such profit may be used for any other corporate purpose, including payment of other expenses that Prudential Annuities incurs in promoting, distributing, issuing and administering an Annuity and to offset a portion of the costs associated with offering any Credits which are funded through Prudential Annuities' general account.

 The rates of certain of our charges have been set with reference to estimates of the amount of specific types of expenses or risks that we will incur. In most cases, this prospectus identifies such expenses or risks in the name of the charge; however, the fact that any charge bears the name of, or is designed primarily to defray a particular expense or risk does not mean that the amount we collect from that charge will never be more than the amount of such expense or risk, nor does it mean that we may not also be compensated for such expense or risk out of any other charges we are permitted to deduct by the terms of the Annuity. A portion of the proceeds that Prudential Annuities receives from charges that apply to the Sub-accounts may include amounts based on market appreciation of the Sub-account values including appreciation on amounts that represent any Credits.

 WHAT ARE THE CONTRACT FEES AND CHARGES?

 Contingent Deferred Sales Charge: We do not deduct a sales charge from Purchase Payments you make to your Annuity. However, we may deduct a CDSC if you surrender your Annuity or when you make a partial withdrawal. The CDSC reimburses us for expenses related to sales and distribution of the Annuity, including commissions, marketing materials and other promotional expenses. The CDSC is calculated as a percentage of your Purchase Payment being surrendered or withdrawn during the applicable Annuity Year. For purposes of calculating the CDSC, we consider the year following the Issue Date of your Annuity as Year 1. The amount of the CDSC decreases over time, measured from the Issue Date of the Annuity. The CDSC percentages for each Annuity are shown under "Summary of Contract Fees and Charges". If you purchase Optimum XTra and make a withdrawal that is subject to a CDSC, we may use part of that CDSC to recoup our costs of providing the Credit. However, we do not impose any CDSC on your withdrawal of a Credit amount.

 With respect to a partial withdrawal, we calculate the CDSC by assuming that any available free withdrawal amount is taken out first (see How Much Can I Withdraw as a Free Withdrawal?). If the free withdrawal amount is not sufficient, we then assume that withdrawals are taken from Purchase Payments that have not been previously withdrawn, on a first-in, first-out basis, and subsequently from any other Account Value in the Annuity.

 For purposes of calculating any applicable CDSC on a surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior partial withdrawals or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount.

 We may waive any applicable CDSC under certain circumstances including, certain medically-related circumstances or when taking a Minimum Distribution from an Annuity purchased as a "qualified" investment. Free Withdrawals, Medically-Related Surrenders and Minimum Distributions are each explained more fully in the section entitled "Access to Your Account Value".

 Transfer Fee: Currently, you may make twenty (20) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twentieth in each Annuity Year. We do not consider transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program when we count the twenty free transfers. All transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twenty free transfers. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee unless you make use of electronic means to transmit your transfer requests. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If you are enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $35.00 or 2% of your Account Value invested in the Sub-accounts, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. With respect to Optimum and Optimum Four, currently, the Annual Maintenance Fee is only deducted if your

 Account Value is less than $100,000 on the anniversary of the Issue Date or at the time of surrender. With respect to Optimum XTra, we deduct the Annual Maintenance Fee regardless of Account Value. We do not impose the Annual Maintenance Fee upon annuitization, the payment of a Death Benefit, or a medically-rated full surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase. For beneficiaries that elect the Beneficiary Continuation Option, the Annual Maintenance Fee is the lesser of $30 or 2% of Account Value. For a non-qualified Beneficiary Continuation Option, the fee is only applicable if the Account Value is less than $25,000 at the time the fee is assessed.

 Tax Charge: Several states and some municipalities charge premium taxes or similar taxes on annuities that we are required to pay. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2% of your Purchase Payment and is designed to approximate the taxes that we are required to pay. We reserve the right to deduct the charge either at the time the tax is imposed, upon a full surrender of the Annuity, or upon annuitization. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

 We will pay company income taxes on the taxable corporate earnings created by this separate account product. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Annuity. We will periodically review the issue of charging for these taxes and may impose a charge in the future.

 In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits may include foreign tax credits and corporate dividends received deductions. We do not pass these tax benefits through to holders of the separate account annuity contracts because
 (i) the contract owners are not the owners of the assets generating these benefits under applicable income tax law and (ii) we do not currently include company income taxes in the tax charges you pay under the contract.

 Insurance Charge: We deduct an Insurance Charge daily. The charge is assessed against the daily assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges". The Insurance Charge is the combination of the Mortality & Expense Risk Charge and the Administration Charge. The Insurance Charge is intended to compensate Prudential Annuities for providing the insurance benefits under each Annuity, including each Annuity's basic Death Benefit that provides guaranteed benefits to your beneficiaries even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract and prospectus, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the mortality risks and expenses under each Annuity are incorrect and that we have agreed not to increase these charges over time despite our actual costs. We may increase the portion of the total Insurance Charge that is deducted for administrative costs; however, any increase will only apply to Annuities issued after the date of the increase.

 The Insurance Charge is not deducted against assets allocated to a Fixed Allocation. However, the amount we credit to Fixed Allocations may also reflect similar assumptions about the insurance guarantees provided under each Annuity and the administrative costs associated with providing the Annuity benefits.

 Distribution Charge: For Optimum, we deduct a Distribution Charge daily. The charge is assessed against the average assets allocated to the Sub-accounts and is equal to the amount indicated under "Summary of Contract Fees and Charges" on an annual basis. The Distribution Charge is intended to compensate us for a portion of our acquisition expenses under the Annuity, including promotion and distribution of the Annuity. The Distribution Charge is deducted against your Annuity's Account Value and any increases or decreases in your Account Value based on market fluctuations of the Sub-accounts will affect the charge.

 Optional Benefits for which we assess a charge: Generally, if you elect to purchase certain optional benefits, we will deduct an additional charge on a daily basis from your Account Value allocated to the Sub-accounts. The additional charge is included in the daily calculation of the Unit Price for each Sub-account. We may assess charges for other optional benefits on a different basis. Please refer to the sections entitled "Summary of Contract Fees and Charges" for the list of charges for each Optional Benefit.

 Settlement Service Charge: If your beneficiary takes the death benefit under a Beneficiary Continuation Option, we deduct a Settlement Service Charge. The charge is assessed daily against the average assets allocated to the Sub-accounts and is equal to an annual charge of 1.00% for non-qualified Annuities and 1.40% for qualified Annuities.

 Fees and expenses incurred by the Portfolios: Each Portfolio incurs total annual operating expenses comprised of an investment management fee, other expenses and any distribution and service (12b-1) fees that may apply. These fees and expenses are reflected daily by each Portfolio before it provides Prudential Annuities with the net asset value as of the close of business each day. More detailed information about fees and expenses can be found in the prospectuses for the Portfolios.

 WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?
 No specific fees or expenses are deducted when determining the rate we credit to a Fixed Allocation. However, for some of the same reasons that we deduct the Insurance Charge against Account Value allocated to the Sub-accounts, we also take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. Any CDSC or Tax Charge applies to amounts that are taken from the Sub-accounts or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals, surrender or annuitization from a Fixed Allocation.

 WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYMENT OPTION?
 If you select a fixed payment option, the amount of each fixed payment will depend on the Account Value of your Annuity when you elected to annuitize. There is no specific charge deducted from these payments; however, the amount of each annuity payment reflects assumptions about our insurance expenses. If you select a variable payment option that we may offer, then the amount of your benefits will reflect changes in the value of your Annuity and will be subject to charges that apply under the variable immediate annuity option. Also, a tax charge may apply (see "Tax Charge" above). Currently, we only offer fixed payment options.

 EXCEPTIONS/REDUCTIONS TO FEES AND CHARGES
 We may reduce or eliminate certain fees and charges or alter the manner in which the particular fee or charge is deducted. For example, we may reduce the amount of any CDSC or the length of time it applies, reduce or eliminate the amount of the Annual Maintenance Fee or reduce the portion of the total Insurance Charge that is deducted as an Administration Charge. Generally, these types of changes will be based on a reduction to our sales, maintenance or administrative expenses due to the nature of the individual or group purchasing the Annuity. Some of the factors we might consider in making such a decision are: (a) the size and type of group; (b) the number of Annuities purchased by an Owner; (c) the amount of Purchase Payments or likelihood of additional Purchase Payments; (d) whether an annuity is reinstated pursuant to our rules; and/or (e) other transactions where sales, maintenance or administrative expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce any fees and charges.

                            PURCHASING YOUR ANNUITY

 WHAT ARE OUR REQUIREMENTS FOR PURCHASING ONE OF THE ANNUITIES?

 Initial Purchase Payment: Unless we agree otherwise and subject to our rules, you must make a minimum initial Purchase Payment as follows: $1,000 for Optimum and $10,000 for Optimum XTra and Optimum Four. However, if you decide to make payments under a systematic investment or an electronic funds transfer program, we may accept a lower initial Purchase Payment provided that, within the first Annuity Year, your subsequent Purchase Payments plus your initial Purchase Payment total the minimum initial Purchase Payment amount required for the Annuity purchased.

 Where allowed by law, we must approve any initial and additional Purchase Payments of $1,000,000 or more. We may apply certain limitations and/or restrictions on an Annuity as a condition of our acceptance, including limiting the liquidity features or the Death Benefit protection provided under an Annuity, limiting the right to make additional Purchase Payments, changing the number of transfers allowable under an Annuity or restricting the Sub-accounts or Fixed Allocations that are available. Other limitations and/or restrictions may apply. Applicable laws designed to counter terrorists and prevent money laundering might, in certain circumstances, require us to block a contract owner's ability to make certain transactions, and thereby refuse to accept Purchase Payments or requests for transfers, partial withdrawals, total withdrawals, death benefits, or income payments until instructions are received from the appropriate regulator. We also may be required to provide additional information about you and your Annuity to government regulators.

 Except as noted below, Purchase Payments must be submitted by check drawn on a U.S. bank, in U.S. dollars, and made payable to Prudential Annuities. Purchase Payments may also be submitted via 1035 exchange or direct transfer of funds. Under certain circumstances, Purchase Payments may be transmitted to Prudential Annuities via wiring funds through your Financial Professional's broker-dealer firm. Additional Purchase Payments may also be applied to your Annuity under an electronic funds transfer arrangement where you authorize us to deduct money directly from your bank account. We may reject any payment if it is received in an unacceptable form. Our acceptance of a check is subject to our ability to collect funds.

 Age Restrictions: Unless we agree otherwise and subject to our rules, the Owner (or Annuitant if entity owned) must not be older than a maximum issue age as of the Issue Date of the Annuity as follows: age 80 for Optimum, age 75 for Optimum XTra and age 85 for Optimum Four. If an Annuity is owned jointly, the oldest of the Owners must not be older than the maximum issue age on the Issue Date. You should consider your need to access your Account Value and whether the Annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. The availability and level of protection of certain optional benefits may vary based on the age of the Owner on the Issue Date of the Annuity or the date of the Owner's death.

 Owner, Annuitant and Beneficiary Designations: We will ask you to name the Owner(s), Annuitant and one or more Beneficiaries for your Annuity.

   . Owner: The Owner(s) holds all rights under the Annuity. You may name up to two Owners in which case all ownership rights are held jointly. Generally, joint owners are required to act jointly; however, if each owner provides us with an instruction that we find acceptable, we will permit each owner to act separately. All information and documents that we are required to send you will be sent to the first named owner. This Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Owner."
   . Annuitant: The Annuitant is the person upon whose life we continue to make annuity payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. In limited circumstances and where allowed by law, you may name one or more Contingent Annuitants. Generally, a Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date. Please refer to the discussion of "Considerations for Contingent Annuitants" in the Tax Considerations section of the Prospectus.
   . Beneficiary: The Beneficiary is the person(s) or entity you name to receive the Death Benefit. Your Beneficiary Designation should be the exact name of your beneficiary, not only a reference to the beneficiary's relationship to you. If you use a designation of "surviving spouse," we will pay the Death Benefit to the individual that is your spouse at the time of your death (as defined under the federal tax laws and regulations). If no beneficiary is named the Death Benefit will be paid to you or your estate.

 Your right to make certain designations may be limited if your Annuity is to be used as an IRA or other "qualified" investment that is given beneficial tax treatment under the Code. You should seek competent tax advice on the income, estate and gift tax implications of your designations.

                             MANAGING YOUR ANNUITY

 MAY I CHANGE THE OWNER, ANNUITANT AND BENEFICIARY DESIGNATIONS?
 You may change the Owner, Annuitant and Beneficiary designations by sending us a request in writing in a form acceptable to us. Upon an ownership change, any automated investment or withdrawal programs will be canceled. The new owner must submit the applicable program enrollment if they wish to participate in such a program. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:
   . a new Owner subsequent to the death of the Owner or the first of any joint Owners to die, except where a spouse Beneficiary has become the Owner as a result of an Owner's death;
   .   a new Annuitant subsequent to the Annuity Date;
   . for "non-qualified" investments, a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
   . a change in Beneficiary if the Owner had previously made the designation irrevocable.

 There are also restrictions on designation changes when you have elected certain optional benefits. See the "Living Benefit Programs" and "Death Benefits" sections of this Prospectus for any such restrictions.

 Spousal Designations
 If an Annuity is co-owned by spouses, we will assume that the sole primary Beneficiary is the surviving spouse that was named as the co-owner unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, upon the death of either spousal Owner, the surviving spouse may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. The Death Benefit that would have been payable will be the new Account Value of the Annuity as of the date of due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the beneficiary of the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including the CDSC when applicable.

 Spousal assumption is also permitted, subject to our rules and regulatory approval, if the Annuity is held by a custodial account established to hold retirement assets for the benefit of the natural person Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code ("Code") (or any successor Code section thereto) ("Custodial Account") and, on the date of the Annuitant's death, the spouse of the Annuitant is (1) the Contingent Annuitant under the Annuity and (2) the beneficiary of the Custodial Account. The ability to continue the Annuity in this manner will result in the Annuity no longer qualifying for tax deferral under the Code. However, such tax deferral should result from the ownership of the Annuity by the Custodial Account. Please consult your tax or legal adviser.

 We define a spouse the same as under federal tax laws and regulations.

 Contingent Annuitant
 Generally, if an Annuity is owned by an entity and the entity has named a Contingent Annuitant, the Contingent Annuitant will become the Annuitant upon the death of the Annuitant, and no Death Benefit is payable. Unless we agree otherwise, the Annuity is only eligible to have a Contingent Annuitant designation if the entity which owns the Annuity is (1) a plan described in Internal Revenue Code Section 72(s)(5)(A)(i) (or any successor Code section thereto); (2) an entity described in Code Section 72(u)(1) (or any successor Code section thereto); or (3) a Custodial Account, as described in the above section.

 Where the Annuity is held by a Custodial Account, the Contingent Annuitant will not automatically become the Annuitant upon the death of the Annuitant. Upon the death of the Annuitant, the Custodial Account will have the choice, subject to our rules, to either elect to receive the Death Benefit or elect to continue the Annuity. If the Custodial Account elects to receive the Death Benefit, the Account Value of the Annuity as of the date of due proof of death of the Annuitant will reflect the amount that would have been payable had a Death Benefit been paid. See the section above entitled "Spousal Designations" for more information about how the Annuity can be continued by a Custodial Account.

 MAY I RETURN MY ANNUITY IF I CHANGE MY MIND?
 If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a right to cancel period. This is often referred to as a "free look." Depending on the state in which you purchased your Annuity and, in some states, if you purchased the Annuity as a replacement for a prior contract, the right to cancel period may be ten (10) days, or longer, measured from the time that you received your Annuity (the free look period for replacements is typically longer, such as 20 or 30 days). If you return your Annuity during the applicable period, we will refund your current Account Value plus any tax charge deducted, less any applicable federal and state income tax withholding and depending on your state's requirements, any applicable insurance charges deducted. The amount returned to you may be higher or lower than the Purchase Payment(s) applied during the right to cancel period. Where required by law, we will return your Purchase

 Payments applied during the right to cancel period if they are greater than your current Account Value. Such amounts returned will be less any applicable federal and state income tax withholding. With respect to Optimum XTra, if you return your Annuity, we will not return any Credits we applied to your Annuity based on your Purchase Payments.

 MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?
 Unless we agree otherwise and subject to our rules, the minimum amount that we accept as an additional Purchase Payment is $100 unless you participate in our Systematic Investment Plan or a periodic Purchase Payment program. Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
 You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. We call our electronic funds transfer program "The Systematic Investment Plan." Purchase Payments made through electronic funds transfer may only be allocated to the Sub-accounts when applied. Different allocation requirements may apply in connection with certain optional benefits. We may allow you to invest in your Annuity with a lower initial Purchase Payment, as long as you authorize payments through an electronic funds transfer that will equal at least the minimum Purchase Payment set forth above during the first 12 months of your Annuity. We may suspend or cancel electronic funds transfer privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

 MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
 These types of programs are only available with certain types of qualified investments. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to Sub-accounts and the periodic Purchase Payments received in the first year total at least the minimum Purchase Payment set forth above.

                          MANAGING YOUR ACCOUNT VALUE

 HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?
 (See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

 Initial Purchase Payment: Once we accept your application, we invest your Purchase Payment in your Annuity according to your instructions for allocating your Account Value. The Purchase Payment is your initial Purchase Payment minus any tax charges that may apply. You can allocate Account Value to one or more Sub-accounts or Fixed Allocations. Investment restrictions will apply if you elect certain optional benefits.

 Subsequent Purchase Payments: Unless you participate in an asset allocation program, or unless you have provided us with other specific allocation instructions for one, more than one, or all subsequent Purchase Payments, we will allocate any additional Purchase Payments you make according to your initial Purchase Payment allocation instructions. If you so instruct us, we will allocate subsequent Purchase Payments according to any new allocation instructions. Unless you tell us otherwise, Purchase Payments made while you participate in an asset allocation program will be allocated in accordance with such program.

 HOW DO I RECEIVE A LOYALTY CREDIT UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES? We apply a Loyalty Credit to your Annuity's Account Value at the end of your fifth Annuity Year ("fifth Annuity Anniversary"). With respect to Optimum, for annuities issued on or after February 13, 2006, the Loyalty Credit is equal to 0.50% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. With respect to Optimum Four, for annuities issued between June 20, 2005 and February 13, 2006, the Loyalty Credit is equal to 2.25% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary. For Optimum Four Annuities issued on or after February 13, 2006, the Loyalty
 Credit is equal to 2.75% of total Purchase Payments made during the first four Annuity Years less the cumulative amount of withdrawals made (including the deduction of any CDSC amounts) through the fifth Annuity Anniversary.

 If the total Purchase Payments made during the first four Annuity Years is less than the cumulative amount of withdrawals made on or before the fifth Annuity Anniversary, no Loyalty Credit will be applied to your Annuity. Also, no Loyalty Credit will be applied to your Annuity if your Account Value is zero on the fifth Annuity Anniversary. This would include any situation where the Annuity is still in force due to the fact that payments are being made under an optional benefit such as Highest Daily Lifetime Five. In addition, no Loyalty Credit will be applied to your Annuity if before the fifth Annuity
 Anniversary: (i) you have surrendered your Annuity; (ii) you have annuitized your Annuity; (iii) your Beneficiary has elected our Beneficiary Continuation Option; or (iv) we have received due proof of your death (and there has been no spousal continuation election made). If your spouse continues the Annuity under our spousal continuation option, we will apply the Loyalty Credit to your Annuity only on the fifth Annuity Anniversary measured from the date that we originally issued you the Annuity. Since the Loyalty Credit is applied to the Account Value only, any guarantees that are not based on Account Value will not reflect the Loyalty Credit. Similarly, guarantees that are made against a loss in Account Value will not be triggered in certain very limited circumstances where they otherwise would have been, had no Loyalty Credit been applied to the Account Value.

 HOW ARE LOYALTY CREDITS APPLIED TO MY ACCOUNT VALUE UNDER THE OPTIMUM AND OPTIMUM FOUR ANNUITIES?
 Any Loyalty Credit that is allocated to your Account Value on the fifth Annuity Anniversary will be allocated to the Fixed Allocations and Sub-accounts in the same percentages as Purchase Payments are then being allocated to your Annuity.

 Example of Applying the Loyalty Credit with respect to Optimum
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 0.50% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $75.00.

 Example of Applying the Loyalty Credit with respect to Optimum Four
 Assume you make an initial Purchase Payment of $10,000 and your Annuity is issued on or after February 13, 2006. During Annuity Year four (i.e., prior to the fourth Annuity Anniversary) you make an additional $10,000 Purchase Payment. During the early part of Annuity Year five (i.e., prior to the fifth Annuity Anniversary) you make a $10,000 Purchase Payment and later in the year make a withdrawal of $5,000. The Loyalty Credit that we will apply to your Annuity on the fifth Annuity Anniversary is, subject to state availability, equal to 2.75% of $15,000 (this represents the $20,000 of Purchase Payments made during the first four

 Annuity Years minus the $5,000 withdrawal made in the fifth Annuity Year. The computation disregards the additional $10,000 Purchase Payment made in the fifth Annuity Year.) Therefore, the Loyalty Credit amount would be equal to $412.50.

 HOW DO I RECEIVE CREDITS UNDER THE OPTIMUM XTRA ANNUITY?
 We apply a "Credit" to your Annuity's Account Value each time you make a Purchase Payment during the first six (6) Annuity Years. The amount of the Credit is payable from our general account. The amount of the Credit depends on the Annuity Year in which the Purchase Payment(s) is made and the amount of the Purchase Payment according to the table below:

                                  CREDIT              CREDIT
                               (Cumulative          (Cumulative
                            Purchase Payments    Purchase Payments
             ANNUITY YEAR  $100,000 or Greater) Less than $100,000)
             ------------------------------------------------------
                 1                8.00%                6.00%
                 2                6.00%                5.00%
                 3                4.00%                4.00%
                 4                3.00%                3.00%
                 5                2.00%                2.00%
                 6                1.00%                1.00%
                 7+               0.00%                0.00%
             ------------------------------------------------------

 HOW ARE CREDITS APPLIED TO ACCOUNT VALUE UNDER THE OPTIMUM XTRA ANNUITY? Each Credit is allocated to your Account Value at the time the Purchase Payment is applied to your Account Value. The amount of the Credit is allocated to the investment options in the same ratio as the applicable Purchase Payment is applied.

 Examples of Applying Credits

 Initial Purchase Payment
 Assume you make an initial Purchase Payment of $75,000 and your Annuity is issued on January 2, 2009. Since the cumulative Purchase Payments are less than $100,000 and the contract is in the first Annuity Year, we would apply a 6% Credit to your Purchase Payment and allocate the amount of the Credit ($4500 = $75,000 x .060) to your Account Value in the proportion that your Purchase Payment is allocated.

 Initial Purchase Payment With Transfer of Assets
 Assume you make an initial Purchase Payment of $105,000 (which consists of a check for $75,000 and exchange paperwork indicating additional purchase payments of $30,000) and your Annuity is issued on January 2, 2009 with the receipt of the check for $75,000. On January 16, 2009 the remaining $30,000, as indicated by the exchange paperwork, is received. Since the cumulative Purchase Payments are greater than $100,000 and the contract is in the first Annuity Year, we would apply an 8% Credit to the January 2, 2009 portion of your Purchase Payment and allocate the amount of the Credit ($6,000 = $75,000 X .08) to your Account Value on January 2, 2009 and we would apply an 8% Credit to the January 16, 2009 portion of your Purchase Payment and allocate the amount of the Credit ($2,400 = $30,000 X .080) to your Account Value on January 16, 2009.

 Additional Purchase Payment in Annuity Year 1
 Assume that you make an additional Purchase Payment of $30,000 on March 5, 2009. The cumulative Purchase Payments are greater than $100,000; therefore we would apply an 8.0% Credit to your March 5, 2009 Purchase Payment and allocate the amount of the Credit ($2400 = $30,000 X .08) to your Account Value.

 Additional Purchase Payment in Annuity Year 6
 Assume that you make an additional Purchase Payment of $25,000 on February 6, 2014. The cumulative Purchase Payments are greater than $100,000 and the contract is in the sixth year; therefore we would apply a 1.0% Credit to your Purchase Payment and allocate the amount of the Credit ($250 = $25,000 X .01) to your Account Value.

 Recapture of XTra Credits
 The amount of any Credits applied to your Annuity Account Value can be taken back by Prudential Annuities. Specifically, if you elect to "free look" your Annuity, the amount returned to you will not include the amount of any Credits.

 We have filed an application with the SEC that, if granted, will allow us to recapture the XTra Credit amounts under this Annuity (a) if you return the Annuity during the "free look" period or (b) if the XTra Credit amount was granted within 12 months immediately before a death that triggers payment of the Annuity's death benefit or (c) if the XTra Credit amount was granted within 12 months immediately prior to your exercise of the medically-related surrender provision of the Annuity. Until we receive such an exemptive order, we will recapture the XTra Credits under this Annuity only if you exercise the free look right, but will adjust the amount we recapture for any charges, and negative investment experience, with respect to the XTra Credit amount.

 General Information about Credits
   . We do not consider Credits to be "investment in the contract" for income tax purposes.
   . You may not withdraw the amount of any Credits under the Free Withdrawal provision. The Free Withdrawal provision only applies to withdrawals of Purchase Payments.

 ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options subject to the restrictions outlined below. Transfers are not subject to taxation on any gain. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro-rata to the other investment options to which you transferred.

 Currently, we charge $10.00 for each transfer after the twentieth
 (20/th/) transfer in each Annuity Year. Transfers made as part of a Dollar Cost Averaging, Automatic Rebalancing or asset allocation program do not count toward the twenty free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may reduce the number of free transfers allowable each Annuity Year (subject to a minimum of eight) without charging a Transfer Fee. We may also increase the Transfer Fee that we charge to $20.00 for each transfer after the number of free transfers has been used up. We may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs. If enrolled in any program that does not permit transfer requests to be transmitted electronically, the Transfer Fee will not be waived.

 Once you have made 20 transfers among the Sub-accounts during an Annuity Year, we will accept any additional transfer request during that year only if the request is submitted to us in writing with an original signature and otherwise is in good order. For purposes of this 20 transfer limit, we (i) do not view a facsimile transmission as a "writing", (ii) will treat multiple transfer requests submitted on the same Valuation Day as a single transfer, and
 (iii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio, or any transfer that involves one of our systematic programs, such as asset allocation and automated withdrawals.

 Frequent transfers among Sub-accounts in response to short-term fluctuations in markets, sometimes called "market timing," can make it very difficult for a Portfolio manager to manage a Portfolio's investments. Frequent transfers may cause the Portfolio to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs, or affect performance. Each Annuity offers Sub-accounts designed for Owners who wish to engage in frequent transfers (i.e., one or more of the Sub-accounts corresponding to the AST Money Market Portfolio), and we encourage Owners seeking frequent transfers to utilize those Sub-accounts.

 In light of the risks posed to Owners and other investors by frequent transfers, we reserve the right to limit the number of transfers in any Annuity Year for all existing or new Owners and to take the other actions discussed below. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Owner or certain Owners if: (a) we believe that excessive transfer activity (as we define it) or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or
 (b) we are informed by a Portfolio (e.g., by the Portfolio's portfolio manager) that the purchase or redemption of shares in the Portfolio must be restricted because the Portfolio believes the transfer activity to which such purchase and redemption relates would have a detrimental effect on the share prices of the affected Portfolio. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific restrictions:
..   With respect to each Sub-account (other than the AST Money Market
    Sub-account), we track amounts exceeding a certain dollar threshold that were transferred into the Sub-account. If you transfer such amount into a particular Sub-account, and within 30 calendar days thereafter transfer (the "Transfer Out") all or a portion of that amount into another Sub-account, then upon the Transfer Out, the former Sub-account becomes restricted (the "Restricted Sub-account"). Specifically, we will not permit subsequent transfers into the Restricted Sub-account for 90 calendar days after the Transfer Out if the Restricted Sub-account invests in a non-international Portfolio, or 180 calendar days after the Transfer Out if the Restricted Sub-account invests in an international Portfolio. For purposes of this rule, we (i) do not count transfers made in connection with one of our systematic programs, such as asset allocation and automated withdrawals; (ii) do not count any transfer that solely involves Sub-accounts corresponding to the AST Money Market Portfolio; and (iii) do not categorize as a transfer the first transfer that you make after the Issue Date, if you make that transfer within 30 calendar days after the Issue Date. Even if an amount becomes restricted under the foregoing rules, you are still free to redeem the amount from your Annuity at any time.
..   We reserve the right to effect exchanges on a delayed basis for all contracts. That is, we may price an exchange involving the Sub-accounts on the Valuation Day subsequent to the Valuation Day on which the exchange request was received. Before implementing such a practice, we would issue a separate written notice to Owners that explains the practice in detail.

 If we deny one or more transfer requests under the foregoing rules, we will inform you or your Financial Professional promptly of the circumstances concerning the denial.

 There are contract owners of different variable annuity contracts that are funded through the same Separate Account that are not subject to the above-referenced transfer restrictions and, therefore, might make more numerous and frequent transfers than contract owners who are subject to such limitations. Finally, there are contract owners of other variable annuity contracts or variable life contracts that are issued by Prudential Annuities as well as other insurance companies that have the same underlying mutual fund portfolios available to them. Since some contract owners are not subject to the same transfer restrictions, unfavorable consequences associated with such frequent trading within the underlying mutual fund (e.g., greater portfolio turnover, higher transaction costs, or performance or tax issues) may affect all contract owners. Similarly, while contracts managed by a Financial Professional or third party investment advisor are subject to the restrictions on transfers between investment options that are discussed above, if the advisor manages a number of contracts in the same fashion unfavorable consequences may be associated with management activity since it may involve the movement of a substantial portion of an underlying mutual fund's assets which may affect all contract owners invested in the affected options. Apart from such differences in transfer restrictions, we will apply these rules uniformly (including contracts managed by a Financial Professional or third party investment advisor), and will not waive a transfer restriction for any contract owner.

 Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
 The Portfolios may have adopted their own policies and procedures with respect to excessive trading of their respective shares, and we reserve the right to enforce any such current or future policies and procedures. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under SEC rules, we are required to: (1) enter into a written agreement with each Portfolio or its principal underwriter or its transfer agent that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and
 (2) execute instructions from the Portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the Portfolio. In addition, you should be aware that some Portfolios may receive "omnibus" purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the Portfolios.

 A Portfolio also may assess a short term trading fee in connection with a transfer out of the Sub-account investing in that Portfolio that occurs within a certain number of days following the date of allocation to the Sub-account. Each Portfolio determines the amount of the short term trading fee and when the fee is imposed. The fee is retained by or paid to the Portfolio and is not retained by us. The fee will be deducted from your Account Value, to the extent allowed by law. At present, no Portfolio has adopted a short-term trading fee.

 DO YOU OFFER DOLLAR COST AVERAGING?
 Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount periodically from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. You may elect a Dollar Cost Averaging program that transfers amounts monthly, quarterly, semi-annually, or annually from Sub-accounts, or a program that transfers amounts monthly from Fixed Allocations. By investing amounts on a regular basis instead of investing the total amount at one time, Dollar Cost Averaging may decrease the effect of market fluctuation on the investment of your Purchase Payment. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market. There is no minimum Account Value required to enroll in a Dollar Cost Averaging program and we do not deduct a charge for participating in a Dollar Cost Averaging program.

 You can Dollar Cost Average from Sub-accounts or Fixed Allocations. Dollar
 Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:
..   You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
..   You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
..   Dollar Cost Averaging transfers from Fixed Allocations are not subject to a
    Market Value Adjustment.

 NOTE: When a Dollar Cost Averaging program is established from a Fixed Allocation, the fixed rate of interest we credit to your Account Value is applied to a declining balance due to the transfers of Account Value to the Sub-accounts during the Guarantee Period. This will reduce the effective rate of return on the Fixed Allocation over the Guarantee Period.

 The Dollar Cost Averaging program is not available if you have elected an automatic rebalancing program or an asset allocation program. Dollar Cost Averaging from Fixed Allocations also is not available if you elect certain optional benefits.

 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 6 months or 12 months exclusively for use with a Dollar Cost Averaging program ("DCA Fixed Allocations"). DCA Fixed Allocations are designed to automatically transfer Account Value in either 6 or 12 payments under a Dollar Cost Averaging program. Dollar Cost Averaging transfers will be effected on the date the DCA Fixed Dollar Allocation is established and each month following until the entire principal amount plus earnings is transferred. DCA Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a DCA Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 Account Value allocated to the DCA Fixed Allocation will be transferred to the Sub-accounts you choose under the Dollar Cost Averaging program. If you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s), you must transfer all remaining Account Value to any other investment option. Unless you provide alternate instructions at the time you terminate the Dollar Cost Averaging program, Account Value will be transferred to the AST Money Market Sub-account. Transfers from Fixed Allocations as part of a Dollar Cost Averaging program are not subject to a Market Value Adjustment. However, a Market Value Adjustment will apply if you terminate the Dollar Cost Averaging program before the entire principal amount plus earnings has been transferred to the Sub-account(s).

 DO YOU OFFER ANY AUTOMATIC REBALANCING PROGRAMS?
 Yes. During the accumulation period, we offer Automatic Rebalancing among the Sub-accounts you choose. You can choose to have your Account Value rebalanced monthly, quarterly, semi-annually, or annually. On the appropriate date, the Sub-accounts you chose are rebalanced to the allocation percentages you requested. With Automatic Rebalancing, we transfer the appropriate amount from the "overweighted" Sub-accounts to the "underweighted" Sub-accounts to return your allocations to the percentages you request. For example, over time the performance of the Sub-accounts will differ, causing your percentage allocations to shift.

 Any transfer to or from any Sub-account that is not part of your Automatic Rebalancing program, will be made; however, that Sub-account will not become part of your rebalancing program unless we receive instructions from you indicating that you would like such option to become part of the program.

 There is no minimum Account Value required to enroll in Automatic Rebalancing. All rebalancing transfers as part of an Automatic Rebalancing program are not included when counting the number of transfers each year toward the maximum number of free transfers. We do not deduct a charge for participating in an Automatic Rebalancing program. Participation in the Automatic Rebalancing program may be restricted if you are enrolled in certain other optional programs. Sub-accounts that are part of a Systematic Withdrawal program or Dollar Cost Averaging program will be excluded from an Automatic Rebalancing program.

 ARE ANY ASSET ALLOCATION PROGRAMS AVAILABLE?
 Yes. Certain "static asset allocation programs" are provided by Linsco/Private Ledger, Corp, ("LPL"), the firm selling the Annuity. Initially, you may be required to enroll in an available asset allocation program if you purchase one of the Annuities. Additionally, certain optional benefits require your Account Value be maintained in a model in the asset allocation program. These programs are considered static because once you have selected a model portfolio, the Sub-accounts and the percentage of contract value allocated to each Sub-account cannot be changed without your consent and direction. The programs are available at no additional charge. Under these programs, the Sub-account for each asset class in each model portfolio is designated for you. Under the programs, the values in the Sub-accounts will be rebalanced periodically back to the indicated percentages for the applicable asset class within the model portfolio that you have selected. The programs are offered by LPL. We have not designed the models or the program, and we are not responsible for them. Our role is limited to administering the model you select. For more information on the asset allocation programs see the Appendix entitled "Additional Information on the Asset Allocation Programs."

 Asset allocation is a sophisticated method of diversification, which allocates assets among asset classes in order to manage investment risk and enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss. No personalized investment advice is provided in connection with the asset allocation programs and you should not rely on these programs as providing individualized investment recommendations to you. The asset allocation programs do not guarantee better investment results. LPL reserves the right to terminate or change the programs at any time. We reserve the right to change the way in which we administer the program you have selected with your LPL Financial Professional, and we reserve the right to terminate our administration of the programs. You should consult with your LPL Financial Professional before electing any asset allocation program.

 WHAT IS THE BALANCED INVESTMENT PROGRAM?
 We offer a balanced investment program where a portion of your Account Value is allocated to a Fixed Allocation and the remaining Account Value is allocated to the Sub-accounts that you select. When you enroll in the Balanced Investment Program, you choose the duration that you wish the program to last. This determines the duration of the Guarantee Period for the Fixed

 Allocation. Based on the fixed rate for the Guarantee Period chosen, we calculate the portion of your Account Value that must be allocated to the Fixed Allocation to grow to a specific "principal amount" (such as your initial Purchase Payment). We determine the amount based on the rates then in effect for the Guarantee Period you choose. If you continue the program until the end of the Guarantee Period and make no withdrawals or transfers, at the end of the Guarantee Period, the Fixed Allocation will have grown to equal the "principal amount". Withdrawals or transfers from the Fixed Allocation before the end of the Guarantee Period will terminate the program and may be subject to a Market Value Adjustment. You can transfer the Account Value that is not allocated to the Fixed Allocation between any of the Sub-accounts available under your Annuity. Account Value you allocate to the Sub-accounts is subject to market fluctuations and may increase or decrease in value. We do not deduct a charge for participating in the Balanced Investment Program.

      Example
      Assume you invest $100,000. You choose a 10-year program and allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 2.50%*. Based on the fixed interest rate for the Guarantee Period chosen, the factor is 0.781198 for determining how much of your Account Value will be allocated to the Fixed Allocation. That means that $78,120 will be allocated to the Fixed Allocation and the remaining Account Value ($21,880) will be allocated to the Sub-accounts. Assuming that you do not make any withdrawals or transfers from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the Sub-accounts.

 * The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

 MAY I GIVE MY FINANCIAL PROFESSIONAL PERMISSION TO FORWARD TRANSACTION INSTRUCTIONS?
 Yes. Subject to our rules, your Financial Professional may forward instructions regarding the allocation of your Account Value, and request financial transactions involving investment options. If your Financial Professional has this authority, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. You must contact us immediately if and when you revoke such authority. We will not be responsible for acting on instructions from your Financial Professional until we receive notification of the revocation of such person's authority. We may also suspend, cancel or limit these privileges at any time. We will notify you if we do.

 MAY I AUTHORIZE MY THIRD PARTY INVESTMENT ADVISOR TO MANAGE MY ACCOUNT?
 Yes. You may engage your own investment advisor to manage your account. These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Annuities. Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you, is not acting on our behalf, but rather is acting on your behalf. We do not offer advice about how to allocate your Account Value under any circumstance. As such, we are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow or any specific transfers they make on your behalf. Please note that if you have engaged a third-party investment advisor to provide asset allocation services with respect to your Annuity, we do not allow you to elect an optional benefit that requires investment in an asset allocation Portfolio and/or that involves mandatory Account Value transfers (e.g. Highest Daily
 GRO).

 It is your responsibility to arrange for the payment of the advisory fee charged by your investment advisor. Similarly, it is your responsibility to understand the advisory services provided by your investment advisor and the advisory fees charged for the services.

 We or an affiliate of ours may provide administrative support to licensed, registered Financial Professionals or Investment advisors who you authorize to make financial transactions on your behalf. We may require Financial Professionals or investment advisors, who are authorized by multiple contract owners to make financial transactions, to enter into an administrative agreement with Prudential Annuities as a condition of our accepting transactions on your behalf. The administrative agreement may impose limitations on the Financial Professional's or investment advisor's ability to request financial transactions on your behalf. These limitations are intended to minimize the detrimental impact of a Financial Professional who is in a position to transfer large amounts of money for multiple clients in a particular Portfolio or type of portfolio or to comply with specific restrictions or limitations imposed by a Portfolio(s) of Prudential Annuities.

 Please Note: Annuities where your Financial Professional or investment advisor has the authority to forward instruction on financial transactions are also subject to the restrictions on transfers between investment options that are discussed in the section entitled "ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?" Since transfer activity directed by a Financial Professional or third party investment adviser may result in unfavorable consequences to all contract owners invested in the affected options, we reserve the right to limit the investment options available to a particular Owner where such authority as described above has been given to a Financial Professional or investment advisor or impose other transfer restrictions we deem necessary. The administrative agreement may limit the available investment options, require advance notice of large transactions, or impose other trading limitations on your Financial Professional. Your Financial Professional will be informed of all such restrictions on an ongoing basis. We may also require that your Financial Professional transmit all financial transactions using the electronic trading functionality available through our Internet website (www.prudentialannuities.com).

 Limitations that we may impose on your Financial Professional or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an Owner on their own behalf, except as otherwise described in this Prospectus.

 HOW DO THE FIXED ALLOCATIONS WORK?
 We credit a fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." Fixed Allocations currently are offered with Guarantee Periods from 1 to 10 years. We may make Fixed Allocations of different durations available in the future, including Fixed Allocations offered exclusively for use with certain optional investment programs. Fixed Allocations may not be available in all states and may not always be available for all Guarantee Periods depending on market factors and other considerations.

 The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. Any change in interest rate does not affect Fixed Allocations that were in effect before the date of the change. To inquire as to the current rates for Fixed Allocations, please call 1-800-752-6342.

 A Guarantee Period for a Fixed Allocation begins:
   . when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
   . upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
   .   when you "renew" a Fixed Allocation by electing a new Guarantee Period.

 To the extent permitted by law, we may establish different interest rates for Fixed Allocations offered to a class of Owners who choose to participate in various optional investment programs we make available. This may include, but is not limited to, Owners who elect to use Fixed Allocations under a dollar cost averaging program (see "Do You Offer Dollar Cost Averaging?") or a balanced investment program (see "Do you offer programs designed to guarantee a "Return of Premium" at a future date?").

 The interest rate credited to Fixed Allocations offered to this class of purchasers may be different than those offered to other purchasers who choose the same Guarantee Period but who do not participate in an optional investment program. Any such program is at our sole discretion.

 Prudential Annuities may offer Fixed Allocations with Guarantee Periods of 3 months or 6 months exclusively for use as a short-term Fixed Allocation ("Short-term Fixed Allocations"). Short-term Fixed Allocations may only be established with your initial Purchase Payment or additional Purchase Payments. You may not transfer existing Account Value to a Short-term Fixed Allocation. We reserve the right to terminate offering these special purpose Fixed Allocations at any time.

 On the Maturity Date of the Short-term Fixed Allocation, the Account Value will be transferred to the Sub-account(s) you choose at the inception of the program. If no instructions are provided, such Account Value will be transferred to the AST Money Market Sub-account. Short-term Fixed Allocations may not be renewed on the Maturity Date. If you surrender the Annuity or transfer any Account Value from the Short-term Fixed Allocation to any other investment option before the end of the Guarantee Period, a Market Value Adjustment will apply.

 HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?
 We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition. Some of these considerations are similar to those we consider in determining the Insurance Charge that we deduct from Account Value allocated to the Sub-accounts. The interest rate that we credit to the Fixed Allocations may be reduced by an amount that corresponds to the asset-based charges assessed against the Sub-accounts.

 We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

 The interest rate we credit for a Fixed Allocation is subject to a minimum. Please refer to the Statement of Additional Information. In certain states the interest rate may be subject to a minimum under state law or regulation.

 HOW DOES THE MARKET VALUE ADJUSTMENT WORK?
 If you transfer or withdraw Account Value from a Fixed Allocation more than 30 days before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The amount of any Market Value Adjustment can be either positive or negative, depending on the movement of a combination of Strip Yields on Strips and an Option-adjusted Spread (each as defined below) between the time that you purchase the Fixed Allocation and the time you make a transfer or withdrawal. The Market Value Adjustment formula compares the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the Guarantee Period began with the combination of Strip Yields for Strips and the Option-adjusted Spreads as of the date the MVA is being calculated.
..   "Strips" are a form of security where ownership of the interest portion of
    United States Treasury securities are separated from ownership of the underlying principal amount or corpus.
..   "Strip Yields" are the yields payable on coupon Strips of United States
    Treasury securities.
..   "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

 MVA Formula
 The MVA formula is applied separately to each Fixed Allocation to determine the Account Value of the Fixed Allocation on a particular date. The formula is as follows:

                          [(1+I) / (1+J+0.0010)]/N365/

                                     where:

        I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

        N is the number of days remaining in the original Guarantee Period.

 If you surrender your Annuity under the right to cancel provision, the MVA formula is:

                            [(1 + I)/(1 + J)]/N365/

 MVA Examples
 The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:
   . You allocate $50,000 into a Fixed Allocation (we refer to this as the "Allocation Date" in these examples) with a Guarantee Period of 5 years (we refer to this as the "Maturity Date" in these examples).
   . The Strip Yields for coupon Strips beginning on Allocation Date and maturing on Maturity Date plus the Option-adjusted Spread is 5.50% (I = 5.50%).
   . You make no withdrawals or transfers until you decide to withdraw the entire Fixed Allocation after exactly three (3) years, at which point 730 days remain before the Maturity Date (N = 730).

 Example Of Positive MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 4.00% (J = 4.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N365/ = [1.055/1.041]/2/ /= 1.027078
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $59,448.56

 Example Of Negative MVA
 Assume that at the time you request the withdrawal, the Strip Yields for Strips maturing on the Maturity Date plus the Option-adjusted Spread is 7.00% (J = 7.00%). Based on these assumptions, the MVA would be calculated as follows:

     MVA Factor = [(1+I)/(1+J+0.0010)]/N365 /= [1.055/1.071]/2/ = 0.970345
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,164.78

 WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?
 The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. Before the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more Sub-accounts. We will notify you before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date.

 If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, we will then transfer the Account Value of the Fixed Allocation to the AST Money Market Sub-account. You can then elect to allocate the Account Value to any of the Sub-accounts or to a new Fixed Allocation.

                            ACCESS TO ACCOUNT VALUE

 WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?
 During the accumulation period you can access your Account Value through partial withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. We may deduct a portion of the Account Value being withdrawn or surrendered as a CDSC, if applicable. If you surrender your Annuity, in addition to any CDSC, we may deduct the Annual Maintenance Fee, any Tax Charge that applies and the charge for any optional benefits. We may also apply a Market Value Adjustment to any Fixed Allocations being withdrawn or surrendered. Certain amounts may be available to you each Annuity Year that are not subject to a CDSC. These are called "Free Withdrawals." Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

 ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
 (For more information, see "Tax Considerations.")

 During The Accumulation Period
 A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain unless the distribution qualifies as a non-taxable exchange or transfer. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

 During The Annuitization Period
 During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time of the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in your Annuity. Once the tax basis in your Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in your Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

 CAN I WITHDRAW A PORTION OF MY ANNUITY?
 Yes, you can make a withdrawal during the accumulation period.
   . To meet liquidity needs, you can withdraw a limited amount from your Annuity during each Annuity Year without application of any CDSC. We call this the "Free Withdrawal" amount. The Free Withdrawal amount is not available if you choose to surrender your Annuity. Amounts withdrawn as a Free Withdrawal do not reduce the amount of CDSC that may apply upon a subsequent withdrawal or surrender of your Annuity. After any partial withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the partial withdrawal request as a request to fully surrender your annuity. The minimum Free Withdrawal you may request is $100.
   . You can also make withdrawals in excess of the Free Withdrawal amount. The minimum partial withdrawal you may request is $100.

 To determine if a CDSC applies to partial withdrawals, we:

 1. First determine what, if any, amounts qualify as a Free Withdrawal. These amounts are not subject to the CDSC.
 2. Next determine what, if any, remaining amounts are withdrawals of Purchase Payments. Amounts in excess of the Free Withdrawal amount will be treated as withdrawals of Purchase Payments unless all Purchase Payments have been previously withdrawn. These amounts are subject to the CDSC. Purchase Payments are withdrawn on a first in, first out basis.
 3. Withdraw any remaining amounts from any other Account Value. These amounts are not subject to the CDSC.

 You may request a withdrawal for an exact dollar amount after deduction of any CDSC that applies (called a "net withdrawal") or request a gross withdrawal from which we will deduct any CDSC that applies, resulting in less money being payable to you than the amount you requested. If you request a net withdrawal, the amount deducted from your Account Value to pay the CDSC may also be subject to a CDSC.

 Partial withdrawals may also be available following annuitization but only if you choose certain annuity payment options. (Note, however, that we do not permit commutation once annuity payments have commenced).

 To request the forms necessary to make a withdrawal from your Annuity, call 1-800-752-6342 or visit our Internet Website at www.prudentialannuities.com.

 HOW MUCH CAN I WITHDRAW AS A FREE WITHDRAWAL?
 The maximum Free Withdrawal amount during each Annuity Year is equal to 10% of all Purchase Payments that are subject to a CDSC. Withdrawals made within an Annuity Year reduce the Free Withdrawal amount available for the remainder of the Annuity

 Year. If you do not make a withdrawal during an Annuity Year, you are not allowed to carry over the Free Withdrawal amount to the next Annuity Year.

 CAN I MAKE PERIODIC WITHDRAWALS FROM MY ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only or a flat dollar amount. Systematic Withdrawals may be subject to a CDSC. We will determine whether a CDSC applies and the amount in the same way as we would for a partial withdrawal.

 Systematic Withdrawals can be made from Account Value allocated to the Sub-accounts or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis.

 The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100 (which may occur under a program that provides payment of an amount equal to the earnings in your Annuity for the period requested), we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

 DO YOU OFFER A PROGRAM FOR WITHDRAWALS UNDER SECTION 72(t) OF THE INTERNAL REVENUE CODE?
 Yes. If your Annuity is used as a funding vehicle for certain retirement plans that receive special tax treatment under Sections 401, 403(b), 408 or 408A of the Code, Section 72(t) of the Code may provide an exception to the 10% penalty tax on distributions made prior to age 59 1/2 if you elect to receive distributions as a series of "substantially equal periodic payments." Distributions received under these provisions in any Annuity Year that exceed the maximum amount available as a free withdrawal will be subject to any applicable CDSC. We may apply a Market Value Adjustment to any Fixed Allocations. To request a program that complies with Sections 72(t), you must provide us with certain required information in writing on a form acceptable to us. We may require advance notice to allow us to calculate the amount of 72(t) withdrawals. The Surrender Value of your Annuity must be at least $20,000 before we will allow you to begin a program for withdrawals under Sections 72(t). The minimum amount for any such withdrawal is $100 and payments may be made monthly, quarterly, semi-annually or annually.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a means of receiving income payments before age 59 1/2 that are not subject to the 10% penalty.

 WHAT ARE REQUIRED MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Required Minimum Distributions.)

 Required Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Required Minimum Distribution rules do not apply to Roth IRAs during the Owner's lifetime. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the Required Minimum Distribution rules under the Code. We do not assess a CDSC on Required Minimum Distributions from your Annuity if you are required by law to take such Required Minimum Distributions from your Annuity at the time it is taken. However, a CDSC (if applicable) may be assessed on that portion of a Systematic Withdrawal that is taken to satisfy the Required Minimum Distribution provisions in relation to other savings or investment plans under other qualified retirement plans not maintained with Prudential Annuities.

 The amount of the Required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your Required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. You may elect to have Required Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum amount that applies to Systematic Withdrawals applies to monthly Required Minimum Distributions but does not apply to Required Minimum Distributions taken out on a quarterly, semi-annual or annual basis.

 You may also annuitize your contract and begin receiving payments for the remainder of your life (or life expectancy) as a continued means of receiving income payments and satisfying the Required Minimum Distribution provisions under the Code.

 CAN I SURRENDER MY ANNUITY FOR ITS VALUE?
 Yes. During the accumulation period you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the surrendered Annuity.

 For purposes of calculating any applicable CDSC on surrender, the Purchase Payments being withdrawn may be greater than your remaining Account Value or the amount of your withdrawal request. This is most likely to occur if you have made prior withdrawals under the Free Withdrawal provision or if your Account Value has declined in value due to negative market performance. In that scenario, we would determine the CDSC amount as the applicable percentage of the Purchase Payments being withdrawn, rather than as a percentage of the remaining Account Value or withdrawal request. Thus, the CDSC would be greater than if it were calculated as a percentage of remaining Account Value or withdrawal amount. We may apply a Market Value Adjustment to any Fixed Allocations.

 Under certain annuity payment options, you may be allowed to surrender your Annuity for its then current value.

 To request the forms necessary to surrender your Annuity, call 1-800-752-6342 or visit our Internet Website at www.prudentialannuities.com.

 WHAT IS A MEDICALLY-RELATED SURRENDER AND HOW DO I QUALIFY?
 Where permitted by law, you may request to surrender all or part of your Annuity prior to the Annuity Date without application of any otherwise applicable CDSC upon occurrence of a medically-related "Contingency Event" as described below. We may apply a Market Value Adjustment to any Fixed Allocations. If you request a full surrender, the amount payable will be your Account Value.

 This waiver of any applicable CDSC is subject to our rules in place at the time of your request, which currently include but are not limited to the following:
   . The Annuitant must have been named or any change of Annuitant must have been accepted by us, prior to the "Contingency Event" described below in order to qualify for a medically-related surrender;
   . the Annuitant must be alive as of the date we pay the proceeds of such surrender request;
   . if the Owner is one or more natural persons, all such Owners must also be alive at such time;
   . we must receive satisfactory proof of the Annuitant's confinement in a Medical Care Facility or Fatal Illness in writing on a form satisfactory to us; and
   .   no additional Purchase Payments can be made to the Annuity

 A "Contingency Event" occurs if the Annuitant is:
   . first confined in a "Medical Care Facility" while your Annuity is in force and remains confined for at least 90 days in a row; or
   . first diagnosed as having a "Fatal Illness" while your Annuity is in force.

 The definitions of "Medical Care Facility" and "Fatal Illness," as well as additional terms and conditions, are provided in your Annuity. This benefit is not available in Massachusetts.

 WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?
 We currently make available annuity options that provide fixed annuity payments, or adjustable annuity payments. Your Annuity provides certain fixed annuity payment options. We do not guarantee to continue to make available or any other option other than the fixed annuity payment options set forth in your Annuity. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. Please refer to the "Living Benefits" section below for a description of annuity options that are available when you elect one of the living benefits. For additional information on annuity payment options you may request a Statement of Additional Information.

 You may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law or under the terms of your Annuity. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant. See section below entitled "How and When Do I Choose the Annuity Payment Option?"

 Certain of these annuity options may be available to Beneficiaries who choose to receive the Death Benefit proceeds as a series of payments instead of a lump sum payment.

 Please note, with respect to Optimum XTra, you may not annuitize within the first three Annuity Years and with respect to Optimum and Optimum Four, you may not annuitize within the first Annuity Year.

 Option 1
 Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 2
 Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 3
 Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. Under this option, you cannot make a partial or full surrender of the annuity.

 Option 4
 Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary until the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

 We may make different annuity payment options available in the future. We do not guarantee to continue to make available any other option other than the fixed annuity payment options set forth in your contract.

 HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
 Unless prohibited by law, we require that you elect either a life annuity or an annuity with a certain period of at least 5 years if any CDSC would apply were you to surrender your Annuity on the Annuity Date. Certain annuity payment options may not be available if your Annuity Date occurs during the period that a CDSC would apply.

 You have a right to choose your Annuity Date provided it is no later than the maximum Annuity Date that may be required by law or under the terms of your Annuity.

 For Annuities issued prior to November 20, 2006:
   . if you do not provide us with your Annuity Date, a default date for the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 85/th/ birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and
   . unless you instruct us otherwise, the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain.

 If you choose to defer the Annuity Date beyond the default date, the IRS may not consider your contract to be an annuity under the tax law. If that should occur, all gain in your Annuity at that time will become immediately taxable to you. Further, each subsequent year's increase in Account Value would be taxable in that year. By choosing to continue to defer after the default date, you will assume the risk that your Annuity will not be considered an annuity for federal income tax purposes.

 For Annuities issued on or after November 20, 2006:
   . Unless we agree otherwise, the Annuity Date you choose must be no later than the first day of the calendar month coinciding with or next following the later of: (a) the oldest Owner's or Annuitant's 95/th/ birthday, whichever occurs first, and (b) the fifth anniversary of the Issue Date.
   . If you do not provide us with your Annuity Date, the maximum date as described above will be the default date; and, unless you instruct us otherwise, we will pay you the annuity payments and the annuity payments, where allowed by law, will be calculated on a fixed basis under Option 3, Payments for Life with 10 years certain

 Please note that annuitization essentially involves converting your Account Value to an annuity payment stream, the length of which depends on the terms of the applicable annuity option. Thus, once annuity payments begin, your death benefit is determined solely under the terms of the applicable annuity payment option, and you no longer participate in any optional living benefit (unless you have annuitized under that benefit).

 HOW ARE ANNUITY PAYMENTS CALCULATED?

 Fixed Annuity Payments
 If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, (e.g., Montana), such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

 Adjustable Annuity Payments
 We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5/th/) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

                            LIVING BENEFIT PROGRAMS

 DO YOU OFFER PROGRAMS DESIGNED TO PROVIDE INVESTMENT PROTECTION FOR OWNERS WHILE THEY ARE ALIVE?
 Prudential Annuities offers different optional benefits, for an additional charge, that can provide investment protection for Owners while they are alive. Notwithstanding the additional protection provided under the optional Living Benefit Programs, the additional cost has the impact of reducing net performance of the investment options. Each optional benefit offers a distinct type of guarantee, regardless of the performance of the Sub-accounts, that may be appropriate for you depending on the manner in which you intend to make use of your Annuity while you are alive. Depending on which optional benefit you choose, you can have flexibility to invest in the Sub-accounts while:
..   protecting a principal amount from decreases in value as of specified future dates due to investment performance;
..   taking withdrawals with a guarantee that you will be able to withdraw not less than a principal amount over time;
..   guaranteeing a minimum amount of growth will be applied to your principal, if it is to be used as the basis for certain types of lifetime income payments or lifetime withdrawals; or
..   providing spousal continuation of certain benefits.

 The "living benefits" that Prudential Annuities offers are the Guaranteed Return Option (GRO), the Guaranteed Return Option Plus (GRO Plus), Guaranteed Return Option Plus 2008 (GRO Plus 2008), the Highest Daily Guaranteed Return Option (Highest Daily GRO), the Guaranteed Minimum Withdrawal Benefit (GMWB), the Guaranteed Minimum Income Benefit (GMIB), the Lifetime Five Income Benefit, the Spousal Lifetime Five Income Benefit, the Highest Daily Lifetime Five Income Benefit, the Highest Daily Lifetime Seven Income Benefit, and the Spousal Highest Daily Lifetime Seven Income Benefit. Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. GRO and GRO Plus are not available in Optimum XTra. Investment restrictions apply if you elect certain optional living benefits. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

 Here is a general description of each kind of living benefit that we offer under this Annuity:
..   Guaranteed Minimum Accumulation Benefits. The common characteristic of these benefits is that a specified amount of your annuity value is guaranteed at some point in the future. For example, under our Highest
    Daily GRO benefit, we make an initial guarantee that your annuity value on the day you start the benefit will not be any less ten years later. If your annuity value is less on that date, we use our own funds to give you the difference. Because the guarantee inherent in the guaranteed minimum accumulation benefit does not take effect until a specified number of years into the future, you should elect such a benefit only if your investment time horizon is of at least that duration.
..   Guaranteed Minimum Income Benefit or ("GMIB"). As discussed elsewhere in this prospectus, you have the right under your annuity to ask us to convert your accumulated annuity value into a series of annuity payments.
    Generally, the smaller the amount of your annuity value, the smaller the amount of your annuity payments. GMIB addresses this risk, by guaranteeing a certain amount of appreciation in the amount used to produce annuity payments. Thus, even if your annuity value goes down in value, GMIB guarantees that the amount we use to determine the amount of the annuity payments will go up in value by the prescribed amount. You should select GMIB only if you are prepared to delay your annuity payments for the required waiting period and if you anticipate needing annuity payments.
..   Guaranteed Minimum Withdrawal Benefit. This benefit is designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. This benefit guarantees that a specified amount will be available for withdrawal over time, even if the value of the annuity itself has declined.
..   Lifetime Guaranteed Minimum Withdrawal Benefits. These benefits also are designed for someone who wants to access the annuity's value through withdrawals over time, rather than by annuitizing. These benefits differ, however, in that the withdrawal amounts are guaranteed for life (or until the second to die of spouses). The way that we establish the guaranteed amount that, in turn, determines the amount of the annual lifetime payments varies among these benefits. Under our Highest Daily Lifetime Seven benefit, for example, the guaranteed amount generally is equal to your annuity value, appreciated at seven percent annually.

 Please refer to the benefit descriptions that follow for a complete description of the terms, conditions and limitations of each optional benefit. Investment restrictions apply if you elect certain optional living benefits. You should consult with your Financial Professional to determine if any of these optional benefits may be appropriate for you based on your financial needs. There are many factors to consider, but we note that among them you may want to evaluate the tax implications of these different approaches to meeting your needs, both between these benefits and in comparison to other potential solutions to your needs (e.g., comparing the tax implications of the withdrawal benefit and annuity payments).

 GUARANTEED RETURN OPTION Plus/SM/ (GRO Plus/SM/)

 The Guaranteed Return Option Plus described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option Plus is not available if you elect any other optional living benefit, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.

 We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period and any applicable subsequent period as the "maturity date") and on each anniversary of the maturity date thereafter while the program remains in effect, guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value"). The program also offers you the opportunity to elect a second, enhanced guaranteed amount at a later date if your Account Value has increased, while preserving the guaranteed amount established on the effective date of your program. The enhanced guaranteed amount (called the "Enhanced Protected Principal Value") guarantees that, after a separate period following election of the enhanced guarantee and on each anniversary thereafter while this enhanced guarantee amount remains in effect, your Account Value will not be less than your Account Value on the effective date of your election of the enhanced guarantee.

 The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and Fixed Allocations used to support the Protected Principal Value(s). The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option Plus program.

 The guarantees provided by the program exist only on the applicable maturity date(s) and on each anniversary of the maturity date(s) thereafter. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocations to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 Key Feature - Protected Principal Value/Enhanced Protected Principal Value The Guaranteed Return Option Plus offers a base guarantee as well as the option of electing an enhanced guarantee at a later date.

       . Base Guarantee: Under the base guarantee, Prudential Annuities guarantees that on the maturity date and on each anniversary of the maturity date thereafter that the program remains in effect, your Account Value will be no less than the Protected Principal Value. On the maturity date and on each anniversary after the maturity date that the program remains in effect, if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value.

       . Enhanced Guarantee: On any anniversary following commencement of the program, you can establish an enhanced guaranteed amount based on your current Account Value. Under the enhanced guarantee, Prudential Annuities guarantees that at the end of a specified period following the election of the enhanced guarantee (also referred to as its "maturity date"), and on each anniversary of the maturity date thereafter that the enhanced guaranteed amount remains in effect, your Account Value will be no less than the Enhanced Protected Principal Value. You can elect an enhanced guarantee more than once; however, a subsequent election supersedes the prior election of an enhanced guarantee. Election of an enhanced guarantee does not impact the base guarantee. In addition, you may elect an "auto step-up" feature that will automatically create an enhanced guarantee (or increase your enhanced guarantee, if previously elected) on each anniversary of the program (and create a new maturity period for the new enhanced guarantee) if the Account Value as of that anniversary exceeds the Protected Principal Value or Enhanced Protected Principal Value by 7% or more. You may also elect to terminate an enhanced guarantee. If you elect to terminate the enhanced guarantee, the base guarantee will remain in effect. If you have elected the enhanced guarantee, on the guarantee's maturity date and on each anniversary of the maturity date thereafter that the enhanced guarantee amount remains in effect, if your Account Value is below the Enhanced Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Enhanced Protected Principal Value.

 Any amounts added to your Annuity to support our guarantee under the program will be applied on a pro rata basis to the Sub-accounts (after first transferring any amounts held in the Fixed Allocations pro rata to the Sub-accounts and then, if necessary, reallocating those assets according to our asset allocation mechanism). If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to your Annuity. The Protected Principal Value is referred to as the "Base Guarantee" and the Enhanced Protected Principal Value is referred to as the "Step-up Guarantee" in the rider we issue for this benefit.

 Withdrawals under your Annuity
 Withdrawals from your Annuity, while the program is in effect, will reduce the base guarantee under the program as well as any enhanced guarantee. Cumulative annual withdrawals up to 5% of the Protected Principal Value as of the effective date of the program (adjusted for any subsequent Purchase Payments) will reduce the applicable guaranteed amount by the actual amount of the withdrawal (referred to as the "dollar-for-dollar limit"). If the amount withdrawn is greater than the dollar-for-dollar limit, the portion of the withdrawal equal to the dollar-for-dollar limit will be treated as described above, and the portion of the withdrawal in excess of the dollar-for-dollar limit will reduce the base guarantee and the enhanced guarantee proportionally, according to the formula as described in the rider for this benefit (see the examples of this calculation below). Withdrawals other than Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations. Systematic Withdrawals will be taken pro-rata from the Sub-accounts and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro-rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Contingent Deferred Sales Charge and Market Value Adjustment that would apply.

 Charges for other optional benefits under your Annuity that are deducted as an annual charge in arrears will not reduce the applicable guaranteed amount under the Guaranteed Return Option Plus program and any third party investment advisory service will be treated as withdrawals and will reduce the applicable guaranteed amount.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ program are October 13, 2004; 2.) an initial Purchase Payment of $250,000; 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus or other fees and charges.

 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 29, 2004 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 18, 2004 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-For-Dollar Limit
 A $10,000 withdrawal is made on December 19, 2005 (second Annuity Year). The Remaining Limit has been reset to the dollar-for-dollar limit of $12,500. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., reduced by $10,000, from $227,464.79 to $217,464.79).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Key Feature - Allocation of Account Value
 Account Value is transferred to and maintained in Fixed Allocations to the extent we, in our sole discretion, deem it is necessary to support our guarantee(s) under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rates on Fixed Allocations, the remaining duration(s) until the applicable maturity date(s) and the amount of Account Value allocated to Fixed Allocation(s) relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from Fixed Allocation(s). While you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from Fixed Allocation(s).

       . If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to a Fixed Allocation to support the applicable guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from a Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

       . If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from the Sub-accounts pro-rata according to your allocations to a new Fixed Allocation(s) to support the applicable guaranteed amount. The new Fixed Allocation(s) will have a Guarantee Period equal to the time remaining until the applicable maturity date(s). The Account Value allocated to the new Fixed Allocation(s) will be credited with the fixed interest rate(s) then being credited to a new Fixed Allocation(s) maturing on the applicable maturity date(s) (rounded to the next highest yearly duration). The Account Value will remain invested in each applicable Fixed Allocation until the applicable maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to Fixed Allocations to support the Protected Principal Value and/or the Enhanced Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the base guarantee or any enhanced guarantee, or any anniversary of such maturity date(s), a significant portion of your Account Value may be allocated to Fixed Allocations to support any applicable guaranteed amount(s). If your Account Value is less than the reallocation trigger and new Fixed Allocations must be established during periods where the interest rate(s) being credited to such Fixed Allocations is low, a larger portion of your Account Value may need to be transferred to Fixed Allocations to support the applicable guaranteed amount(s), causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

 Separate Fixed Allocations may be established in support of the Protected Principal Value and the Enhanced Protected Principal Value (if elected). There may also be circumstances when a Fixed Allocation will be established only in support of the Protected Principal Value or the Enhanced Protected Principal Value. If you elect an enhanced guarantee, it is more likely that a portion of your Account Value may be allocated to Fixed Allocations and will remain allocated for a longer period of time to support the Enhanced Protected Principal Value, even during a period of positive market performance and/or under circumstances where Fixed Allocations would not be necessary to support the Protected Principal Value. Further, there may be circumstances where Fixed Allocations in support of the Protected Principal Value or Enhanced Protected Principal Value are transferred to the Sub-accounts differently than each other because of the different guarantees they support.

 Prudential Annuities uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between Fixed Allocations and the Sub-accounts you choose. Prudential Annuities reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

 Election of the Program
 The Guaranteed Return Option Plus program can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the guaranteed amount will be based on your Account Value as of that date. If you previously elected the Guaranteed Return Option program and wish to elect the Guaranteed Return Option Plus program, your prior Guaranteed Return Option program will be terminated. Termination of the Guaranteed Return Option for the purpose of electing the Guaranteed Return Option Plus will be treated as any other termination of the Guaranteed Return Option (see below), including the termination of any guaranteed amount, and application of any applicable Market Value Adjustment when amounts are transferred to the Sub-accounts as a result of the termination. The Guaranteed Return Option Plus program will then be added to your Annuity based on the current Account Value.

 Termination of the Program
 You can elect to terminate the enhanced guarantee but maintain the protection provided by the base guarantee. You also can terminate the Guaranteed Return Option Plus program entirely. If you terminate the program entirely, you can subsequently elect to participate in the program again (based on the Account Value on that date) by furnishing the documentation we require. In a rising market, you could, for example, terminate the program on a given Valuation Day and two weeks later reinstate the program with a higher base guarantee (and a new maturity date). However, your ability to reinstate the program is limited by the following: (A) in any Annuity Year, we do not permit more than two program elections (including any election made effective on the Annuity issue date and any election made by a surviving spouse) and (B) a program reinstatement cannot be effected on the same Valuation Day on which a program termination was effected. Upon termination, any Account Value in the Fixed Allocations will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

 The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of the Annuity. If you elect to terminate the program, the Guaranteed Return Option Plus will no longer provide any guarantees. The surviving spouse may elect the benefit at any time, subject to the limitations described above, after the death of the Annuity Owner. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 Special Considerations under the Guaranteed Return Option Plus
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. No Fixed Allocations may be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to Fixed Allocations as of the effective date of the program under some circumstances.
   . You cannot allocate any portion of Purchase Payments or transfer Account Value to or from a Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments may be allocated by us to Fixed Allocations to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
   . Transfers from Fixed Allocations made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.
   . Transfers from the Sub-accounts to Fixed Allocations or from Fixed Allocations to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
   . Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
   . Low interest rates may require allocation to Fixed Allocations even when the current Account Value exceeds the guarantee.
   . As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to Fixed Allocations.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during any Annuity Year.

 Charges under the Program
 We currently deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option Plus program. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

 If you elect the Enhanced Guarantee under the program, and on the date you elect to step-up, the charges under the program have changed for new purchases, your program may be subject to the new charge level.

 GUARANTEED RETURN OPTION (GRO)(R)

 The Guaranteed Return Option described below is offered only in those jurisdictions where we have not yet received regulatory approval for the Guaranteed Return Option Plus as of the date the election of the option is made. The program can be elected by new purchasers on the Issue Date of their Annuity, and can be elected by existing Annuity Owners on either the anniversary of the Issue Date of their Annuity or on a date other than that anniversary, as described below under "Election of the Program". The Guaranteed Return Option is not available if you elect any other optional living benefit, the Highest Daily Value Death Benefit, or the Dollar Cost Averaging program if it involves transfers out of the Fixed Allocations.

 We offer a program that, after a seven-year period following commencement of the program (we refer to the end of that period as the "maturity date") guarantees your Account Value will not be less than your Account Value on the effective date of your program (called the "Protected Principal Value").

 The program monitors your Account Value daily and, if necessary, systematically transfers amounts between the Sub-accounts you choose and the Fixed Allocation used to support the Protected Principal Value. The program may be appropriate if you wish to protect a principal amount against market downturns as of a specific date in the future, but also wish to invest in the Sub-accounts to participate in market performance. There is an additional charge if you elect the Guaranteed Return Option program.

 The guarantee provided by the program exists only on the applicable maturity date. However, due to the ongoing monitoring of your Account Value and the transfer of Account Value between the Sub-accounts and the Fixed Allocation to support our future guarantee, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 Key Feature - Protected Principal Value
 Under the GRO option, Prudential Annuities guarantees that on the maturity date, your Account Value will be no less than the Protected Principal Value. On the maturity date if your Account Value is below the Protected Principal Value, Prudential Annuities will apply additional amounts to your Annuity from its general account to increase your Account Value to be equal to the Protected Principal Value. Any amounts added to your Annuity to support our guarantee under the program will be applied to the Fixed Allocation first and then to the Sub-accounts pro rata, based on your most recent allocation instructions in accordance with the allocation mechanism we use under the program. We will notify you of any amounts added to your Annuity under the program. However, if when we add such an amount to your Annuity, all of your Account Value is allocated to the Fixed Allocations, then we will add the amount to the AST Money Market Portfolio Sub-account. If our assumptions are correct and the operations relating to the administration of the program work properly, we do not expect that we will need to add additional amounts to an Annuity. The Protected Principal Value is generally referred to as the "Guaranteed Amount" in the rider we issue for this benefit.

 Withdrawals from your Annuity, while the program is in effect, will reduce the Protected Principal Value proportionally. The proportion will be equal to the proportionate reduction in the Account Value due to the withdrawal as of that date. Withdrawals will be taken pro rata from the Sub-accounts and any Fixed Allocations. Systemic withdrawals will be taken pro rata from the Sub-accounts and any Fixed Allocations up to growth attributable to the Fixed Allocations and thereafter pro rata solely from the Sub-accounts. Withdrawals will be subject to all other provisions of your Annuity, including any Market Value Adjustment that would apply.

 Key Feature - Allocation of Account Value
 Account Value is transferred to and maintained in a Fixed Allocation to the extent we, in our sole discretion, deem it is necessary to support our guarantee under the program. We monitor fluctuations in your Account Value each Valuation Day, as well as the prevailing interest rate on the Fixed Allocation, the remaining duration until the applicable maturity date and the amount of Account Value allocated to the Fixed Allocation relative to a "reallocation trigger", which determines whether Account Value must be transferred to or from the Fixed Allocation while you are not notified when your Account Value reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Fixed Allocation.

       . If your Account Value is greater than or equal to the reallocation trigger, your Account Value in the Sub-accounts will remain allocated according to your most recent instructions. If a portion of Account Value was previously allocated to the Fixed Allocation to support the guaranteed amount, all or a portion of those amounts may be transferred from the Fixed Allocation and re-allocated to the Sub-accounts pro-rata according to your most recent allocation instructions (including the model allocations under any asset allocation program you may have elected). A Market Value Adjustment will apply when we reallocate Account Value from the Fixed Allocation to the Sub-accounts, which may result in a decrease or increase in your Account Value.

       . If your Account Value is less than the reallocation trigger, a portion of your Account Value in the Sub-accounts will be transferred from your Sub-accounts pro-rata according to your allocations to a new Fixed Allocation to support the guaranteed amount. The new Fixed Allocation will have a Guarantee Period equal to the time remaining until the applicable maturity date. The Account Value allocated to the new Fixed Allocation will be credited with the fixed interest rate then being credited to a new Fixed Allocation maturing on the applicable maturity date (rounded to the next highest yearly duration). The Account Value will remain invested in the Fixed Allocation until the maturity date unless, at an earlier date, your Account Value is greater than or equal to the reallocation trigger and, therefore, amounts can be transferred to the Sub-accounts while maintaining the guaranteed protection under the program (as described above).

 If a significant amount of your Account Value is systematically transferred to the Fixed Allocation to support the Protected Principal Value during periods of market declines, low interest rates, and/or as the program nears its maturity date, less of your Account Value may be available to participate in the investment experience of the Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee a significant portion of your Account Value may be allocated to the Fixed Allocation to support any applicable guaranteed amount. If your Account Value is less than the reallocation trigger and a new Fixed Allocation must be established during periods where the interest rate being credited to such Fixed Allocation is low, a larger portion of your Account Value may need to be transferred to the Fixed Allocation to support the guaranteed amount, causing less of your Account Value to be available to participate in the investment experience of the Sub-accounts.

 Prudential Annuities uses an allocation mechanism based on assumptions of expected and maximum market volatility, interest rates and time left to the maturity of the program to determine the reallocation trigger. The allocation mechanism is used to determine the allocation of Account Value between the Fixed Allocation and the Sub-accounts you choose. Prudential Annuities reserves the right to change the allocation mechanism and the reallocation trigger at its discretion, subject to regulatory approval where required. Changes to the allocation mechanism and/or the reallocation trigger may be applied to existing programs where allowed by law.

 Election of the Program
 The Guaranteed Return Option can be elected at the time that you purchase your Annuity, or on any Valuation Day thereafter (prior to annuitization). If you elect the program after the Issue Date of your Annuity, the program will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the Protected Principal Value will be based on your Account Value as of that date.

 Restart of the Program
 Once each Annuity Year you may request to restart the Program. Such a request is an election by you to terminate the existing Program and start a new one. Restarts only take effect on anniversaries of the Issue Date. To make such a request for a restart, you must notify us. If we accept your request, we then terminate the existing Program as of that valuation period, if it is an anniversary of the Issue Date, or, if not, as of the next following anniversary of the Issue Date. The new Program starts at that time. The initial Protected Principal Value for the new Program is the Account Value as of the effective date of the new Program. Unless you tell us otherwise, the duration of the new Program will be the same as that for the existing Program. However, if we do not then make that duration available, you must elect from those we make available at that time.

 As part of terminating the existing Program, we transfer any amounts in Fixed Allocations, subject to a Market Value Adjustment, to the Sub-accounts on a pro-rata basis. If your entire Account Value was then in Fixed Allocations, you must first provide us instructions as to how to allocate the transferred Account Value among the Sub-accounts.

 Termination of the Program
 The Annuity Owner also can terminate the Guaranteed Return Option program. Upon termination, any Account Value in the Fixed Allocation will be transferred to the Sub-accounts pro-rata based on the Account Values in such Sub-accounts, or in accordance with any effective asset allocation program. A Market Value Adjustment will apply.

 The program will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract); (b) as of the date Account Value is applied to begin annuity payments; or (c) upon full surrender of your Annuity. If you elect to terminate the program, the Guaranteed Return Option will no longer provide any guarantees. If the surviving spouse assumes your Annuity, he/ she may re-elect the benefit on any anniversary of the Issue Date of the Annuity or, if the deceased Owner had not previously elected the benefit, may elect the benefit at any time. The surviving spouse's election will be effective on the Valuation Day that we receive the required documentation in good order at our home office, and the Account Value on that Valuation Day will be the Protected Principal Value.

 The charge for the Guaranteed Return Option program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under the Guaranteed Return Option
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the Sub-accounts. The Fixed Allocation may not be in effect as of the date that you elect to participate in the program. However, the reallocation trigger may transfer Account Value to the Fixed Allocation as of the effective date of the program under some circumstances.
   . Annuity Owners cannot allocate any portion of Purchase Payments or transfer Account Value to or from the Fixed Allocation while participating in the program; however, all or a portion of any Purchase Payments may be allocated by us to the Fixed Allocation to support the amount guaranteed. You cannot participate in any dollar cost averaging program that transfers Account Value from a Fixed Allocation to a Sub-account.
   . Transfers from the Fixed Allocation made as a result of the allocation mechanism under the program will be subject to the Market Value Adjustment formula under an Annuity; however, the 0.10% liquidity factor in the formula will not apply. A Market Value Adjustment may be either positive or negative. Transfer amounts will be taken from the most recently established Fixed Allocation.

   . Transfers from the Sub-accounts to the Fixed Allocation or from the Fixed Allocation to the Sub-accounts under the program will not count toward the maximum number of free transfers allowable under an Annuity.
   . Any amounts applied to your Account Value by Prudential Annuities on the maturity date or any anniversary of the maturity date will not be treated as "investment in the contract" for income tax purposes.
   . Low interest rates may require allocation to the Fixed Allocation even when the current Account Value exceeds the guarantee.
   . As the time remaining until the applicable maturity date gradually decreases the program will become increasingly sensitive to moves to the Fixed Allocation.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during any Annuity Year.

 Charges under the Program
 We deduct a charge equal to 0.25% of the average daily net assets of the Sub-accounts for participation in the Guaranteed Return Option program. The annual charge is deducted daily. The charge is deducted to compensate Prudential Annuities for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed; and (b) administration of the program.

 GUARANTEED RETURN OPTION Plus 2008/SM/ (GRO Plus 2008/SM/)

 The GRO Plus 2008 benefit described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Upon our receipt of approval in a given State, we will offer only GRO Plus 2008 for new elections, rather than the existing versions of GRO. You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or Highest Daily GRO, in which case your election must be on an Annuity Anniversary). GRO Plus 2008 is not available if you participate in any other optional living benefit. However, GRO Plus 2008 may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit .

 Under GRO Plus 2008, we guarantee that the Account Value on the date that the benefit is added to your Annuity (adjusted for subsequent Purchase Payments and withdrawals as detailed below) will not be any less than that original value on the seventh anniversary of benefit election and each anniversary thereafter. We refer to this initial guarantee as the "base guarantee." In addition to the base guarantee, GRO Plus 2008 offers the possibility of an enhanced guarantee. You may lock in an enhanced guarantee once per "benefit year" (i.e., a year beginning on the date you acquired the benefit and each anniversary thereafter) if your Account Value on the Valuation Day exceeds the amount of any outstanding base guarantee or enhanced guarantee. We guarantee that the Account Value locked-in by that enhanced guarantee will not be any less seven years later, and each anniversary of that date thereafter. In addition, you may elect an automatic enhanced guarantee feature under which, if Account Value on a benefit anniversary exceeds the highest existing guarantee by 7% or more, we guarantee that such Account Value will not be any less seven benefit anniversaries later and each benefit anniversary thereafter. You may maintain only one enhanced guarantee in addition to your base guarantee. Thus, when a new enhanced guarantee is created, it cancels any existing enhanced guarantee. However, the fact that an enhanced guarantee was effected automatically on a benefit anniversary does not prevent you from "manually" locking-in an enhanced guarantee during the ensuing benefit year. Please note that whenever an enhanced guarantee is created, we reserve the right to increase your charge for GRO Plus 2008 if we have increased the charge for new elections of the benefit generally. You may not lock in an enhanced guarantee, either manually or through our optional automatic program, within seven years of the date by which annuity payments must commence under the terms of your Annuity (please see "How and When Do I Choose The Annuity Payment Option?" for further information on your maximum Annuity Date).

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the Current AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire Account Value is invested in an AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase both the base guarantee and any enhanced guarantee by the amount of each Purchase Payment (and associated credits) made subsequent to the date that the guarantee was established. For example, if the effective date of the benefit was January 1, 2009 and the Account Value was $100,000 on that date, then a $30,000 Purchase Payment made on March 30, 2010 would increase the base guarantee amount to $130,000. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 The dollar-for-dollar corridor is equal to 5% of the base guarantee amount (i.e., 5% of the Account Value at benefit election). Thereafter, the dollar-for-dollar corridor is adjusted only for subsequent Purchase Payments (i.e., 5% of the Purchase Payment is added to the corridor amount) and "excess withdrawals" (as described below). Thus, the creation of any enhanced guarantee has no impact on the dollar-for-dollar corridor. Each "benefit year", withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce both the amount of the dollar-for-dollar corridor for that benefit year plus the base guarantee amount and the amount of any enhanced guarantee by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each guarantee amount. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guarantee amount, and the dollar-for-dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each guarantee amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GRO Plus/SM/ 2008 program are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) a base guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GRO Plus 2008 or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The base guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the base guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting base guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

 The Remaining Limit is set to zero (0) for the balance of the first Annuity
 Year.

 Key Feature - Allocation of Account Value
 To allow us to make these guarantees, we monitor your Account Value according to the formula that is set forth in the schedule supplement to the rider and that also is set forth in Appendix G to this Prospectus. Because the formula is made part of your schedule supplement, the formula applicable to you may not be altered once you elect the benefit. However, we do reserve the right to amend the formula for newly-issued Annuities that elect GRO Plus 2008 and for existing Annuities that elect the benefit in the future. This required allocation mechanism helps us manage our financial exposure under GRO Plus 2008, by moving assets out of certain Sub-accounts in the event of securities market declines. In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one or more specified bond portfolios of Advanced Series Trust). We refer to these bond portfolios collectively as the "AST bond portfolios." The formula also contemplates the transfer of assets from an AST bond portfolio to the other Sub-accounts in certain other scenarios. The formula itself is the same as that used for our Highest Daily GRO benefit, and is set forth in Appendix G to this prospectus. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios? Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com.

 Each AST bond portfolio is unique, in that its underlying investments generally mature at different times. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2015, an AST bond portfolio whose underlying investments generally mature in 2016, and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit (and the Highest Daily GRO benefit). If you have elected GRO Plus 2008, you may invest in an AST bond portfolio only by operation of the asset transfer formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit.

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST Bond Portfolio Sub-account be made, or alternatively may mandate a transfer into another AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if such a transfer is dictated by the formula. As indicated, the AST bond portfolios are employed with this benefit to help us mitigate the financial risks under our guarantee. Thus, in accordance with the formula, applicable to you under the benefit, we determine which AST bond portfolio your Account Value is transferred to, and under what circumstances a transfer is made.

 In general, the asset transfer formula works as follows (please see Appendix
 G). On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee amount that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing the rate determined by that index by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 If a significant amount of your Account Value is systematically transferred to an AST bond portfolio Sub-account to support the guarantee amounts during periods of market declines, low interest rates, and/or as the guarantee nears its maturity date, less of your Account Value may be available to participate in the investment experience of the other Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee, a significant portion of your Account Value may be allocated to an AST bond portfolio Sub-account to support any applicable guaranteed amount(s).

 Election/Cancellation of the Program
 GRO Plus 2008 can be elected on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or Highest Daily GRO, in which case your election must be on an Annuity Anniversary). If you elect the benefit after the Issue Date of your Annuity, the benefit will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the base guarantee amount will equal the Account Value on that day. You may elect GRO Plus 2008 only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in one of the original versions of GRO, you may terminate that benefit at any time and elect GRO Plus 2008.

 You may cancel the GRO Plus 2008 benefit at any time. Upon cancellation, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. GRO Plus 2008 will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or (d) upon full surrender of the Annuity. If you elect to terminate the program, GRO Plus 2008 will no longer provide any guarantees. The charge for the GRO Plus 2008 program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under GRO Plus 2008
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the program.

   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers between an AST bond portfolio Sub-account and your other Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the program may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Charges under the Program
 We deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts for participation in the GRO Plus 2008 program. The annual charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on a maturity date is less than the amount guaranteed and (b) administration of the program. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit but such increases shall not exceed the maximum charges set forth in the "Your Optional Benefit Fees and Charges" tables.

 HIGHEST DAILY GUARANTEED RETURN OPTION/SM/ (HD GRO/SM/)

 The Highest Daily Guaranteed Return Option described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. You can elect this benefit on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in this benefit or a prior version of GRO, in which case your election must be on an Annuity Anniversary). Highest Daily GRO is not available if you participate in any other living benefit. However, Highest Daily GRO may be elected together with any optional death benefit, other than the Highest Daily Value Death Benefit.

 Highest Daily GRO creates a series of separate guarantees, each of which is based on the highest Account Value attained on a day during the applicable time period. As each year of your participation in the benefit passes, we create a new guarantee. Each guarantee then remains in existence until the date on which it matures (unless the benefit terminates sooner). We refer to each date on which the specified Account Value is guaranteed as the "maturity date" for that guarantee.

 The guarantees provided by the program exist only on the applicable maturity date(s). However, due to the ongoing monitoring of your Account Value, and the transfer of Account Value to support our future guarantees, the program may provide some protection from significant market losses if you choose to surrender your Annuity or begin receiving annuity payments prior to a maturity date. For this same reason, the program may limit your ability to benefit from market increases while it is in effect.

 The initial guarantee is created on the day that the Highest Daily GRO benefit is added to your Annuity. We guarantee that your Account Value on the tenth anniversary of that day (we refer to each such anniversary as a "benefit anniversary") will not be less than your Account Value on the day that the Highest Daily GRO benefit was added to your Annuity. Each benefit anniversary thereafter, we create a new guarantee. With respect to each such subsequent guarantee, we identify the highest Account Value that occurred between the date of that benefit anniversary and the date on which Highest Daily GRO was added to your Annuity. We guarantee that your Account Value ten years after that benefit anniversary will be no less than the highest daily Account Value that occurred during that time period. The following example illustrates the time period over which we identify the highest daily Account Value for purposes of each subsequent guarantee under the benefit. If the date of benefit election were January 1, 2009, we would create a guarantee on January 1, 2012 based on the highest Account Value achieved between January 1, 2009 and January 1, 2012, and that guarantee would mature on January 1, 2022. As described below, we adjust each of the guarantee amounts for purchase payments and withdrawals.

 In general, we refer to a date on which the Account Value is guaranteed to be present as the "maturity date". If the Account Value on the maturity date is less than the guaranteed amount, we will contribute funds from our general account to bring your Account Value up to the guaranteed amount. If the maturity date is not a Valuation Day, then we would contribute such an amount on the next Valuation Day. We will allocate any such amount to each Sub-account (other than the "Current AST bond portfolio Sub-account" described below) in accordance with your current allocations instructions. Regardless of whether we need to contribute funds at the end of a guarantee period, we will at that time transfer all amounts held within the AST bond portfolio Sub-account associated with the maturing guarantee to your other Sub-accounts, on a pro rata basis. If the entire account value is invested in the AST bond portfolio Sub-account, we will allocate according to your current allocation instructions.

 We increase the amount of each guarantee that has not yet reached its maturity date, as well as the highest daily Account Value that we calculate to establish a guarantee, by the amount of each Purchase Payment (and associated Credits) made prior to the applicable maturity date. For example, if the effective date of the benefit was January 1, 2009, and there was an initial guaranteed amount that was set at $100,000 maturing January 1, 2019, and a second guaranteed amount that was set at $120,000 maturing January 1, 2020, then a $30,000 Purchase Payment made on March 30, 2010 would increase the guaranteed amounts to $130,000 and $150,000, respectively. As illustrated in the examples below, additional Purchase Payments also increase an amount we refer to as the "dollar-for-dollar corridor."

 We reflect the effect of withdrawals by reference to an amount called the "dollar-for-dollar corridor." The dollar-for-dollar corridor is set initially to equal 5% of the initial guaranteed amount (i.e., 5% of the Account Value at benefit election). Each "benefit year" (i.e., a year that begins on the date of election of Highest Daily GRO and each anniversary thereafter), withdrawals that you make that are equal to or less than the dollar-for-dollar corridor reduce (i) the amount of the dollar-for-dollar corridor for that benefit year
 (ii) the amount of each outstanding guarantee amount, and (iii) the highest daily Account Value that we calculate to establish a guarantee, by the exact amount of the withdrawal. However, if you withdraw more than the dollar-for-dollar corridor in a given benefit year, we use the portion of the withdrawal that exceeded the dollar-for-dollar corridor to effect a proportional reduction to both the dollar-for-dollar corridor itself and each outstanding guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee. We calculate a proportional reduction by (i) identifying the amount of the withdrawal that exceeded the dollar-for-dollar corridor (the "excess withdrawal") (ii) subtracting the dollar-for-dollar amount from the Account Value prior to the withdrawal
 (iii) dividing the excess withdrawal by the amount in (ii), and (iv) reducing each guaranteed amount, as well as the highest daily Account Value that we calculate to establish a guarantee and the dollar for dollar corridor itself, by the percentage derived in (iii). See examples of this calculation below.

 Any partial withdrawals in payment of any third party investment advisory service will be treated as withdrawals, and will reduce each applicable guaranteed amount and the dollar-for-dollar corridor in the manner indicated above.

 EXAMPLES
 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the Highest Daily GRO program are October 13, 2008; 2.) an initial Purchase Payment of $250,000 (includes any Credits); 3.) an initial guarantee amount of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for Highest Daily GRO or other fees and charges.

 Example 1. Dollar-for-dollar reduction
 A $10,000 withdrawal is taken on November 29, 2008 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Dollar-for-dollar Limit:
..   The initial guarantee amount is reduced by the amount withdrawn (i.e., by
    $10,000, from $250,000 to $240,000).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-for-dollar and proportional reductions
 A second $10,000 withdrawal is taken on December 18, 2008 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $180,000. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   the initial guarantee amount is first reduced by the Remaining Limit (from
    $240,000 to $237,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($180,000 - $2,500, or
       $177,500).

 The resulting initial guarantee amount is: $237,500 X (1 - $7,500 / $177,500), or $227,464.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 The resulting dollar-for-dollar corridor for the next year is $11,373.24 (i.e., 5% of $227,464.79).

 The resulting dollar-for-dollar corridor for the next Annuity Year is calculated by multiplying the prior dollar-for-dollar corridor by the same ratio by which we reduce the Guarantee Amount above: $12,500 X (1 - $7,500 / $177,500), or $11,971.83.

 Key Feature - Allocation of Account Value
 To allow us to make these guarantees, we monitor your Account Value according to the formula that is set forth in the schedule supplement to the rider. Because the formula is made part of your schedule supplement, the formula may not be altered. However, we do reserve the right to amend the formula for newly-issued annuity contracts that elect Highest Daily GRO and for existing contracts that elect the benefit post-issue. This required allocation mechanism helps us manage our financial exposure under Highest Daily GRO, by moving assets out of certain Sub-accounts in certain scenarios. In essence, we seek to preserve the value of these assets, by transferring them to a more stable option (i.e., one of a specified group of bond portfolios within Advanced Series Trust) (collectively, the "AST Bond Portfolios"). The formula also contemplates the transfer of assets from the AST Bond Portfolios to the other Sub-accounts in other scenarios.

 For purposes of operating the Highest Daily GRO formula, we have included as investment options within this Annuity several AST bond portfolios. Each AST bond portfolio is unique, in that its underlying investments generally mature at the same time as each outstanding maturity date that exists under the benefit. For example, there would be an AST bond portfolio whose underlying investments generally mature in 2018 (corresponding to all guarantees that mature in 2018), an AST Bond Portfolio whose underlying investments generally mature in 2019 (corresponding to all guarantees that mature in 2019), and so forth. We will introduce new AST bond portfolios in subsequent years, to correspond generally to the length of new guarantee periods that are created under this benefit. If you have elected Highest Daily GRO, you may invest in an AST bond portfolio only by operation of the asset transfer formula, and thus you may not allocate Purchase Payments to such a Portfolio. Please see this prospectus and the prospectus for the Advanced Series Trust for more information about each AST bond portfolio used with this benefit. A summary description of each AST Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies Of The Portfolios?" Upon the initial transfer of your Account Value into an AST Bond Portfolio, we will send a prospectus for that Portfolio to you along with your confirmation. In addition, you can find a copy of the AST Bond Portfolio prospectus by going to www.prudentialannuities.com

 Although we employ several AST bond portfolios for purposes of the benefit, the formula described in the next paragraph operates so that your Account Value may be allocated to only one AST bond portfolio Sub-account at one time. In the description of the formula in the next paragraph, we refer to the AST bond portfolio Sub-account in which you are invested immediately prior to any potential asset transfer as the "Current AST bond portfolio Sub-account." The formula may dictate that a transfer out of the Current AST bond portfolio Sub-account be made, or alternatively may mandate a transfer into an AST bond portfolio Sub-account. Any transfer into an AST bond portfolio Sub-account will be directed to the AST bond portfolio Sub-account associated with the "current liability" (we refer to that Sub-account as the "Transfer AST bond portfolio Sub-account"). Note that if the Current AST bond portfolio Sub-account is associated with the current liability, then that Sub-account would be the Transfer AST bond portfolio Sub-account, and we would simply transfer additional assets into the Sub-account if dictated by the formula.

 In general, the asset transfer formula works as follows. On each Valuation Day, the formula automatically performs an analysis with respect to each guarantee that is outstanding. For each outstanding guarantee, the formula begins by determining the present value on that Valuation Day that, if appreciated at the applicable "discount rate", would equal the applicable guarantee amount on the maturity date. As detailed in the formula, the discount rate is an interest rate determined by taking a benchmark index used within the financial services industry and then reducing that interest rate by a prescribed adjustment. Once selected, we do not change the applicable benchmark index (although we do reserve the right to use a new benchmark index if the original benchmark is discontinued). The greatest of each such present value is referred to as the "current liability" in the formula. The formula compares the current liability to the amount of your Account Value held within the Current AST bond portfolio Sub-account and to your Account Value held within the other Sub-accounts. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount held within your other Sub-accounts, exceeds an upper target value (currently, 0.85), then the formula will make a transfer into the Transfer AST bond portfolio Sub-account, in the amount dictated by the formula. If the current liability, reduced by the amount held within the Current AST bond portfolio Sub-account, and divided by the amount within your other Sub-accounts, is less than a lower target value (currently, 0.79), then the formula will transfer Account Value within the Current AST bond portfolio Sub-account into the other Sub-accounts (other than the Transfer AST bond portfolio Sub-account), in the amount dictated by the formula.

 If a significant amount of your Account Value is systematically transferred to an AST bond portfolio Sub-account to support the guarantee amounts during periods of market declines, low interest rates, and/or as the guarantee nears its maturity date, less of your Account Value may be available to participate in the investment experience of the other Sub-accounts if there is a subsequent market recovery. During periods closer to the maturity date of the guarantee, a significant portion of your Account Value may be allocated to an AST bond portfolio Sub-account to support any applicable guaranteed amount(s).

 Election/Cancellation of the Program
 Highest Daily GRO can be elected on the Issue Date of your Annuity, or at any time thereafter (unless you previously participated in either this benefit or GRO Plus 2008, in which case your election must be on an Annuity Anniversary). If you elect the benefit after the Issue Date of your Annuity, the benefit will be effective as of the Valuation Day that we receive the required documentation in good order at our home office, and the initial guaranteed amount will equal the Account Value on that day. You may elect Highest Daily GRO only if the oldest of the Owner and Annuitant is 84 or younger on the date of election (80 or younger, in New York). If you currently participate in one of the original versions of GRO, you may terminate that benefit at any time and elect Highest Daily GRO.

 You may cancel Highest Daily GRO at any time. Upon cancellation, we will transfer any Account Value that is held in an AST bond portfolio Sub-account to the other Sub-accounts, according to your current allocation instructions. Highest Daily GRO will terminate automatically upon: (a) the death of the Owner or the Annuitant (in an entity owned contract), unless the Annuity is continued by the surviving spouse; (b) as of the date Account Value is applied to begin annuity payments; (c) as of the anniversary of benefit election that immediately precedes the contractually-mandated latest annuity date, or
 (d) upon full surrender of the Annuity. If you elect to terminate the program, Highest Daily GRO will no longer provide any guarantees. The charge for the Highest Daily GRO program will no longer be deducted from your Account Value upon termination of the program.

 Special Considerations under Highest Daily GRO
 This program is subject to certain rules and restrictions, including, but not limited to the following:
   . Upon inception of the program, 100% of your Account Value must be allocated to the permitted Sub-accounts. No fixed interest rate allocations may be in effect as of the date that you elect to participate in the program.
   . You cannot participate in any dollar cost averaging program that transfers Account Value from a fixed interest rate option to a Sub-account.
   . Transfers from the other Sub-accounts to an AST bond portfolio Sub-account or from an AST bond portfolio Sub-account to the other Sub-accounts under the program will not count toward the maximum number of free transfers allowable under the Annuity.
   . Any amounts applied to your Account Value by us on a maturity date will not be treated as "investment in the contract" for income tax purposes.
   . As the time remaining until the applicable maturity date gradually decreases, the program may become increasingly sensitive to moves to an AST bond portfolio Sub-account.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Charges under the Program
 We deduct an annual charge equal to 0.35% of the average daily net assets of the Sub-accounts (including each AST bond portfolio Sub-account) for participation in the Highest Daily GRO program. The charge is deducted daily. The charge is deducted to compensate us for: (a) the risk that your Account Value on the maturity date is less than the amount guaranteed and
 (b) administration of the program. We reserve the right to increase this fee for newly-issued contracts or new elections of the benefit.

 GUARANTEED MINIMUM WITHDRAWAL BENEFIT (GMWB)

 The Guaranteed Minimum Withdrawal Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Withdrawal Benefit program is not available if you elect any other optional living benefit.

 We offer a program that guarantees your ability to withdraw amounts equal to an initial principal value (called the "Protected Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to protect your principal. You are not required to make withdrawals as part of the program - the guarantee is not lost if you withdraw less than the maximum allowable amount of principal each year under the rules of the program. There is an additional charge if you elect the GMWB program; however, the charge may be waived under certain circumstances described below.

 Key Feature - Protected Value
 The Protected Value is the total amount that we guarantee will be available to you through withdrawals from your Annuity and/or benefit payments, regardless of the impact of market performance on your Account Value. The Protected Value is reduced with each withdrawal you make until the Protected Value is reduced to zero. When the Protected Value is reduced to zero due to your withdrawals, the GMWB program terminates. Additionally, the Protected Value is used to determine the maximum annual amount that you can withdraw from your Annuity, called the Protected Annual Withdrawal Amount, without triggering an adjustment in the Protected Value on a proportional basis. The Protected Value is referred to as the "Benefit Base" in the rider we issue for this benefit.

 The Protected Value is determined as of the date you make your first withdrawal under your Annuity following your election of the GMWB program. The initial Protected Value is equal to the greater of (A) the Account Value on the date you elect the GMWB program, plus any additional Purchase Payments (plus any Credits applied to such Purchase Payments under Optimum XTra) before the date of your first withdrawal; or (B) the Account Value as of the date of the first withdrawal from your Annuity. The Protected Value may be enhanced by increases in your Account Value due to market performance during the period between your election of the GMWB program and the date of your first withdrawal.
   . If you elect the GMWB program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment (plus any Credits applied to such Purchase Payments under Optimum XTra).

   . If we offer the GMWB program to existing Annuity Owners, the Account Value on the anniversary of the Issue Date of your Annuity following your election of the GMWB program will be used to determine the initial Protected Value.
   . If you make additional Purchase Payments after your first withdrawal, the Protected Value will be increased by the amount of the additional Purchase Payment (plus any Credits applied to such Purchase Payments under Optimum XTra).

 You may elect to step-up your Protected Value if, due to positive market performance, your Account Value is greater than the Protected Value. You are eligible to step-up the Protected Value on or after the 5/th/ Annuity anniversary following the first withdrawal under the GMWB program. The Protected Value can be stepped up again on or after the 5/th/ Annuity anniversary following the preceding step-up. If you elect to step-up the Protected Value, you must do so during the 30-day period prior to your eligibility date. If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the GMWB program have changed for new purchasers, your program may be subject to the new charge going forward.

 Upon election of the step-up, we reset the Protected Value to be equal to the then current Account Value. For example, assume your initial Protected Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Value to $60,000. On the date you are eligible to step-up the Protected Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Value to $75,000 on the date you are eligible. Upon election of the step-up, we also reset the Protected Annual Withdrawal Amount (discussed immediately below) to be equal to the greater of (A) the Protected Annual Withdrawal Amount immediately prior to the reset; and (B) 7% of the Protected Value immediately after the reset.

 Key Feature - Protected Annual Withdrawal Amount
 The initial Protected Annual Withdrawal Amount is equal to 7% of the Protected Value. Under the GMWB program, if your cumulative withdrawals each Annuity Year are less than or equal to the Protected Annual Withdrawal Amount, your Protected Value will be reduced on a "dollar-for-dollar" basis (the Protected Value is reduced by the actual amount of the withdrawal, including any CDSC or MVA that may apply). Cumulative withdrawals in any Annuity Year that exceed the Protected Annual Withdrawal Amount trigger a proportional adjustment to both the Protected Value and the Protected Annual Withdrawal Amount, as described in the rider for this benefit (see the examples of this calculation below). The Protected Annual Withdrawal Amount is referred to as the "Maximum Annual Benefit" in the rider we issue for this benefit.

 The GMWB program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Protected Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Protected Annual Withdrawal Amount each Annuity Year.

 If, cumulatively, you withdraw an amount less than the Protected Annual Withdrawal Amount in any Annuity Year, you cannot carry-over the unused portion of the Protected Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Protected Annual Withdrawal Amount may extend the period of time until the remaining Protected Value is reduced to zero.
..   Additional Purchase Payments will increase the Protected Annual Withdrawal
    Amount by 7% of the applicable Purchase Payment (and any Credits we apply to such Purchase Payments under Optimum XTra).
..   If the Protected Annual Withdrawal Amount after an adjustment exceeds the
    Protected Value, the Protected Annual Withdrawal Amount will be set equal to the Protected Value.

 The following examples of dollar-for-dollar and proportional reductions and the reset of the Maximum Annual Benefit assume that: 1.) the Issue Date and the effective date of the GMWB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum
 XTra); 3.) a Protected Value of $250,000; and 4.) a Protected Annual Withdrawal Amount of $17,500 (7% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMWB or any other fees and charges.

 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. As the amount withdrawn is less than the Protected Annual Withdrawal Amount:
..   The Protected Value is reduced by the amount withdrawn (i.e., by $10,000, from $250,000 to $240,000).
..   The remaining Protected Annual Withdrawal Amount for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $17,500 to $7,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). The Account Value immediately before the withdrawal is $220,000. As the amount withdrawn exceeds the remaining Protected Annual Withdrawal Amount of $7,500 from Example 1:
..   The Protected Value is first reduced by the remaining Protected Annual
    Withdrawal Amount (from $240,000 to $232,500);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the remaining Protected Annual Withdrawal
       Amount ($10,000 - $7,500, or $2,500).
    -- B is the Account Value less the remaining Protected Annual Withdrawal
       Amount ($220,000 - $7,500, or $212,500).

 The resulting Protected Value is: $232,500 X (1 - $2,500 / $212,500), or $229,764.71.

..   The Protected Annual Withdrawal Amount is also reduced by the ratio of A to
    B: The resulting Protected Annual Withdrawal Amount is: $17,500 X (1 - $2,500 / $212,500), or $17,294.12;
..   The remaining Protected Annual Withdrawal Amount is set to zero (0) for the balance of the first Annuity Year.

 Example 3. Reset of the Maximum Annual Benefit
 A $10,000 withdrawal is made on October 13, 2006 (second Annuity Year). The remaining Protected Annual Withdrawal Amount has been reset to the Protected Annual Withdrawal Amount of $17,294.12 from Example 2. As the amount withdrawn is less than the remaining Protected Annual Withdrawal Amount:
..   the Protected Value is reduced by the amount withdrawn (i.e., reduced by
    $10,000, from $229,764.71 to $219,764.71).
..   the remaining Protected Annual Withdrawal Amount for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $17,294.12 to $7,294.12).

 BENEFITS UNDER THE GMWB PROGRAM
   . In addition to any withdrawals you make under the GMWB program, market performance may reduce your Account Value. If your Account Value is equal to zero, and you have not received all of your Protected Value in the form of withdrawals from your Annuity, we will continue to make payments equal to the remaining Protected Value in the form of fixed, periodic payments until the remainder of the Protected Value is paid, at which time the rider terminates. The fixed, periodic payments will each be equal to the Protected Annual Withdrawal Amount, except for the last payment which may be equal to the remaining Protected Value. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount. You will not have the right to make additional Purchase Payments or receive the remaining Protected Value in a lump sum. You can elect the frequency of payments, subject to our rules then in effect.
   . If the death benefit under your Annuity becomes payable before you have received all of your Protected Value in the form of withdrawals from your Annuity, your Beneficiary has the option to elect to receive the remaining Protected Value as an alternate death benefit payout in lieu of the amount payable under any other death benefit provided under your Annuity. The remaining Protected Value will be payable in the form of fixed, periodic payments. Your beneficiary can elect the frequency of payments, subject to our rules then in effect. We will determine the duration for which periodic payments will continue by dividing the Protected Value by the Protected Annual Withdrawal Amount.
   . The Protected Value is not equal to the Account Value for purposes of the Annuity's other death benefit options. The GMWB program does not increase or decrease the amount otherwise payable under the Annuity's other death benefit options. Generally, the GMWB program would be of value to your Beneficiary only when the Protected Value at death exceeds any other amount available as a death benefit.
   . If you elect to begin receiving annuity payments before you have received all of your Protected Value in the form of withdrawals from your Annuity, an additional annuity payment option will be available that makes fixed annuity payments for a certain period, determined by dividing the Protected Value by the Protected Annual Withdrawal Amount. If you elect to receive annuity payments calculated in this manner, the assumed interest rate used to calculate such payments will be 0%, which is less than the assumed interest rate on other annuity payment options we offer. This 0% assumed interest rate results in lower annuity payments than what would have been paid if the assumed interest rate was higher than 0%. You can also elect to terminate the GMWB program and begin receiving annuity payments based on your then current Account Value (not the remaining Protected Value) under any of the available annuity payment options.

 Other Important Considerations
   . Withdrawals under the GMWB program are subject to all of the terms and conditions of your Annuity, including any CDSC and MVA that may apply.
   . Withdrawals made while the GMWB program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity.
   . The GMWB program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the GMWB program. The GMWB program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Value in the form of periodic benefit payments.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Election of the Program
 Currently, the GMWB program can only be elected at the time that you purchase your Annuity. In the future, we may offer existing Annuity Owners the option to elect the GMWB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMWB program after the Issue Date of your Annuity, the program will be effective as of the next anniversary date. Your Account Value as of such anniversary date will be used to calculate the initial Protected Value and the initial Protected Annual Withdrawal Amount. We reserve the right to restrict the maximum amount of Protected Value that may be covered under the GMWB program under this Annuity or any other annuities that you own that are issued by Prudential Annuities or its affiliated companies.

 Termination of the Program
 The program terminates automatically when your Protected Value reaches zero based on your withdrawals. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective. The program terminates upon your surrender of your Annuity, upon due proof of death (unless your surviving spouse elects to continue your Annuity and the GMWB program or your Beneficiary elects to receive the amounts payable under the GMWB program in lieu of the death benefit) or upon your election to begin receiving annuity payments.

 The charge for the GMWB program will no longer be deducted from your Account Value upon termination of the program.

 Charges under the Program
 Currently, we deduct a charge equal to 0.35% of the average daily net assets of the Sub-accounts per year to purchase the GMWB program. The annual charge is deducted daily.
..   If, during the seven years following the effective date of the program, you do not make any withdrawals, and do not make any additional Purchase Payments after a five-year period following the effective date of the program, the program will remain in effect; however, we will waive the annual charge going forward. If you make an additional Purchase Payment following the waiver of the annual charge, we will begin charging for the program. After year seven (7) following the effective date of the program, withdrawals will not cause a charge to be re-imposed.
..   If you elect to step-up the Protected Value under the program, and on the date you elect to step-up, the charges under the program have changed for new purchasers, your program may be subject to the new charge level for the benefit.

 Additional Tax Considerations for Qualified Contracts/Arrangements
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Protected Annual Withdrawal Amount, which will cause us to recalculate the Protected Value and the Protected Annual Withdrawal Amount, resulting in a lower amount payable in future Annuity Years. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as required minimum distribution provisions under the tax law.

 GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

 The Guaranteed Minimum Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval, and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, the program can only be elected by new purchasers on the Issue Date of their Annuity. We may offer the program to existing Annuity Owners in the future, subject to our eligibility rules and restrictions. The Guaranteed Minimum Income Benefit program is not available if you elect any other optional living benefit.

 We offer a program that, after a seven-year waiting period, guarantees your ability to begin receiving income from your Annuity in the form of annuity payments based on a guaranteed minimum value (called the "Protected Income Value") that increases after the waiting period begins, regardless of the impact of market performance on your Account Value. The program may be appropriate for you if you anticipate using your Annuity as a future source of periodic fixed income payments for the remainder of your life and wish to ensure that the basis upon which your income payments will be calculated will achieve at least a minimum amount despite fluctuations in market performance. There is an additional charge if you elect the GMIB program.

 Key Feature - Protected Income Value
 The Protected Income Value is the minimum amount that we guarantee will be available (net of any applicable tax charge), after a waiting period of at least seven years, as a basis to begin receiving fixed annuity payments. The Protected Income Value is initially established on the effective date of the GMIB program and is equal to your Account Value on such date. Currently, since the GMIB program may only be elected at issue, the effective date is the Issue Date of your Annuity. The Protected Income Value is increased daily based on an annual growth rate of 5%, subject to the limitations described below. The Protected Income Value is referred to as the "Protected Value" in the rider we issue for this benefit. The 5% annual growth rate is referred to as the "Roll-Up Percentage" in the rider we issue for this benefit.

 The Protected Income Value is subject to a limit of 200% (2X) of the sum of the Protected Income Value established on the effective date of the GMIB program, or the effective date of any step-up value, plus any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum XTra) made after the waiting period begins ("Maximum Protected Income Value"), minus the sum of any reductions in the Protected Income Value due to withdrawals you make from your Annuity after the waiting period begins.
   . Subject to the maximum age/durational limits described immediately below, we will no longer increase the Protected Income Value by the 5% annual growth rate once you reach the Maximum Protected Income Value. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments after you reach the Maximum Protected Income Value. Further, if you make withdrawals after you reach the Maximum Protected Income Value, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, we will no longer increase the Protected Income Value by the 5% annual growth rate after the later of the anniversary date on or immediately following the Annuitant's 80/th/ birthday or the 7/th/ anniversary of the later of the effective date of the GMIB program or the effective date of the most recent step-up. However, we will increase the Protected Income Value by the amount of any additional Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum XTra). Further, if you make withdrawals after the Annuitant reaches the maximum age/duration limits, we will reduce the Protected Income Value and the Maximum Protected Income Value by the proportional impact of the withdrawal on your Account Value.
   . Subject to the Maximum Protected Income Value, if you make an additional Purchase Payment, we will increase the Protected Income Value by the amount of the Purchase Payment (and any Credit that is applied to such Purchase Payment in the case of Optimum XTra) and will apply the 5% annual growth rate on the new amount from the date the Purchase Payment is applied.
   . As described below, after the waiting period begins, cumulative withdrawals each Annuity Year that are up to 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value by the amount of the withdrawal. Cumulative withdrawals each Annuity Year in excess of 5% of the Protected Income Value on the prior anniversary of your Annuity will reduce the Protected Income Value proportionately. All withdrawals after the Maximum Protected Income Value is reached will reduce the Protected Income Value proportionately. The 5% annual growth rate will be applied to the reduced Protected Income Value from the date of the withdrawal.

 Stepping-Up the Protected Income Value - You may elect to "step-up" or "reset" your Protected Income Value if your Account Value is greater than the current Protected Income Value. Upon exercise of the step-up provision, your initial Protected Income Value will be reset equal to your current Account Value. From the date that you elect to step-up the Protected Income Value, we will apply the 5% annual growth rate to the stepped-up Protected Income Value, as described above. You can exercise the step-up provision twice while the GMIB program is in effect, and only while the Annuitant is less than age 76.
   . A new seven-year waiting period will be established upon the effective date of your election to step-up the Protected Income Value. You cannot exercise your right to begin receiving annuity payments under the GMIB program until the end of the new waiting period. In light of this waiting period upon resets, it is not recommended that you reset your GMIB if the required beginning date under IRS minimum distribution requirements would commence during the 7 year waiting period. See "Tax Considerations" section in this prospectus for additional information on IRS requirements.
   . The Maximum Protected Income Value will be reset as of the effective date of any step-up. The new Maximum Protected Income Value will be equal to 200% of the sum of the Protected Income Value as of the effective date of the step-up plus any subsequent Purchase Payments (and any Credit that is applied to such Purchase Payments in the case of Optimum XTra), minus the impact of any withdrawals after the date of the step-up.
   . When determining the guaranteed annuity purchase rates for annuity payments under the GMIB program, we will apply such rates based on the number of years since the most recent step-up.
   . If you elect to step-up the Protected Income Value under the program, and on the date you elect to step-up, the charges under the GMIB program have changed for new purchasers, your program may be subject to the new charge going forward.
   . A step-up will increase the dollar-for-dollar limit on the anniversary of the Issue Date of the Annuity following such step-up.

 Impact of Withdrawals on the Protected Income Value - Cumulative withdrawals each Annuity Year up to 5% of the Protected Income Value will reduce the Protected Income Value on a "dollar-for-dollar" basis (the Protected Income Value is reduced by the actual amount of the withdrawal). Cumulative withdrawals in any Annuity Year in excess of 5% of the Protected Income Value will reduce the Protected Income Value proportionately (see the examples of this calculation below). The 5% annual withdrawal amount is determined on each anniversary of the Issue Date (or on the Issue Date for the first Annuity
 Year) and applies to any withdrawals during the Annuity Year. This means that the amount available for withdrawals each Annuity Year on a "dollar-for-dollar" basis is adjusted on each Annuity anniversary to reflect changes in the Protected Income Value during the prior Annuity Year.

 The following examples of dollar-for-dollar and proportional reductions assume that: 1.) the Issue Date and the effective date of the GMIB program are October 13, 2005; 2.) an initial Purchase Payment of $250,000 (includes any Credits in the case of Optimum XTra); 3.) an initial Protected Income Value of $250,000; and 4.) a dollar-for-dollar limit of $12,500 (5% of $250,000). The values set forth here are purely hypothetical and do not reflect the charge for GMIB or any other fees and charges.

 Example 1. Dollar-For-Dollar Reduction
 A $10,000 withdrawal is taken on November 13, 2005 (in the first Annuity
 Year). No prior withdrawals have been taken. Immediately prior to the withdrawal, the Protected Income Value is $251,038.10 (the initial value accumulated for 31 days at an annual effective rate of 5%). As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., by
    $10,000, from $251,038.10 to $241,038.10).
..   The remaining dollar-for-dollar limit ("Remaining Limit") for the balance of the first Annuity Year is also reduced by the amount withdrawn (from $12,500 to $2,500).

 Example 2. Dollar-For-Dollar and Proportional Reductions
 A second $10,000 withdrawal is taken on December 13, 2005 (still within the first Annuity Year). Immediately before the withdrawal, the Account Value is $220,000 and the Protected Income Value is $242,006.64. As the amount withdrawn exceeds the Remaining Limit of $2,500 from Example 1:
..   The Protected Income Value is first reduced by the Remaining Limit (from
    $242,006.64 to $239,506.64);
..   The result is then further reduced by the ratio of A to B, where:

    -- A is the amount withdrawn less the Remaining Limit ($10,000 - $2,500, or
       $7,500).
    -- B is the Account Value less the Remaining Limit ($220,000 - $2,500, or
       $217,500).

 The resulting Protected Income Value is: $239,506.64 X (1 - $7,500 / $217,500), or $231,247.79.

..   The Remaining Limit is set to zero (0) for the balance of the first Annuity
    Year.

 Example 3. Reset of the Dollar-For-Dollar Limit
 A $10,000 withdrawal is made on the first anniversary of the Issue Date, October 13, 2006 (second Annuity Year). Prior to the withdrawal, the Protected Income Value is $240,838.37. The Remaining Limit is reset to 5% of this amount, or $12,041.92. As the amount withdrawn is less than the dollar-for-dollar limit:
..   The Protected Income Value is reduced by the amount withdrawn (i.e., reduced by $10,000, from $240,838.37 to $230,838.37).
..   The Remaining Limit for the balance of the second Annuity Year is also reduced by the amount withdrawn (from $12,041.92 to $2,041.92).

 Key Feature - GMIB Annuity Payments
 You can elect to apply the Protected Income Value to one of the available GMIB Annuity Payment Options on any anniversary date following the initial waiting period, or any subsequent waiting period established upon your election to step-up the Protected Income Value. Once you have completed the waiting period, you will have a 30-day period each year, prior to the Annuity anniversary, during which you may elect to begin receiving annuity payments under one of the available GMIB Annuity Payment Options. You must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's or your 95/th/ birthday or whichever is sooner, except for Annuities used as a funding vehicle for an IRA, SEP IRA or 403(b), in which case you must elect one of the GMIB Annuity Payment Options by the anniversary of the Annuity's Issue Date on or immediately following the Annuitant's 92/nd/ birthday.

 The amount of each GMIB Annuity Payment will be determined based on the age and, where permitted by law, sex of the Annuitant by applying the Protected Income Value (net of any applicable tax charge that may be due) to the GMIB Annuity Payment Option you choose. We use special annuity purchase rates to calculate the amount of each payment due under the GMIB Annuity Payment Options. These special rates for the GMIB Annuity Payment Options are calculated using an assumed interest rate factor that provides for lower growth in the value applied to produce annuity payments than if you elected an annuity payment option that is not part of the GMIB program. These special rates also are calculated using other factors such as "age setbacks" (use of an age lower than the Annuitant's actual age) that result in lower payments than would result if you elected an annuity payment option that is not part of the GMIB program. Use of an age setback entails a longer assumed life for the Annuitant which in turn results in lower annuity payments.

 On the date that you elect to begin receiving GMIB Annuity Payments, we guarantee that your payments will be calculated based on your Account Value and our then current annuity purchase rates if the payment amount calculated on this basis would be higher than it would be based on the Protected Income Value and the special GMIB annuity purchase rates.

 GMIB Annuity Payment Option 1 - Payments for Life with a Certain Period Under this option, monthly annuity payments will be made until the death of the Annuitant. If the Annuitant dies before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.

 GMIB Annuity Payment Option 2 - Payments for Joint Lives with a Certain Period Under this option, monthly annuity payments will be made until the death of both the Annuitant and the Joint Annuitant. If the Annuitant and the Joint Annuitant die before having received 120 monthly annuity payments, the remainder of the 120 monthly annuity payments will be made to the Beneficiary.
..   If the Annuitant dies first, we will continue to make payments until the later of the death of the Joint Annuitant and the end of the period certain. However, if the Joint Annuitant is still receiving annuity payments following the end of the certain period, we will reduce the amount of each subsequent payment to 50% of the original payment amount.
..   If the Joint Annuitant dies first, we will continue to make payments until the later of the death of the Annuitant and the end of the period certain.

 You cannot withdraw your Account Value or the Protected Income Value under either GMIB Annuity Payment Option once annuity payments have begun. We may make other payout frequencies available, such as quarterly, semi-annually or annually.

 Other Important Considerations

..   You should note that GMIB is designed to provide a type of insurance that serves as a safety net only in the event your Account Value declines significantly due to negative investment performance. If your Account Value is not significantly affected by negative investment performance, it is unlikely that the purchase of the GMIB will result in your receiving larger annuity payments than if you had not purchased GMIB. This is because the assumptions that we use in computing the GMIB, such as the annuity purchase rates, (which include assumptions as to age-setbacks and assumed interest rates), are more conservative than the assumptions that we use in computing annuity payout options outside of GMIB. Therefore, you may generate higher income payments if you were to annuitize a lower Account Value at the current annuity purchase rates, than if you were to annuitize under the
    GMIB with a higher Protected Value than your Account Value but, at the annuity purchase rates guaranteed under the GMIB. The GMIB program does not directly affect an Annuity's Account Value, Surrender Value or the amount payable under either the basic Death Benefit provision of the Annuity or any optional Death Benefit provision. If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Income Value. The Protected Income Value is only applicable if you elect to begin receiving annuity payments under one of the GMIB annuity options after the waiting period.
..   Each Annuity offers other annuity payment options that you can elect which do not impose an additional charge, but which do not offer to guarantee a minimum value on which to make annuity payments.
..   Where allowed by law, we reserve the right to limit subsequent Purchase
    Payments if we determine, at our sole discretion, that based on the timing of your Purchase Payments and withdrawals, your Protected Income Value is increasing in ways we did not intend. In determining whether to limit Purchase Payments, we will look at Purchase Payments which are disproportionately larger than your initial Purchase Payment and other actions that may artificially increase the Protected Income Value.
..   We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
..   If you change the Annuitant after the effective date of the GMIB program, the period of time during which we will apply the 5% annual growth rate may be changed based on the age of the new Annuitant. If the new Annuitant would not be eligible to elect the GMIB program based on his or her age at the time of the change, then the GMIB program will terminate.
..   Annuity payments made under the GMIB program are subject to the same tax treatment as any other annuity payment.
..   At the time you elect to begin receiving annuity payments under the GMIB program or under any other annuity payment option we make available, the protection provided by an Annuity's basic Death Benefit or any optional Death Benefit provision you elected will no longer apply.

 Election of the Program
 Currently, the GMIB program can only be elected at the time that you purchase your Annuity. The Annuitant must be age 75 or less as of the effective date of the GMIB program. In the future, we may offer existing Annuity Owners the option to elect the GMIB program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. If you elect the GMIB program after the Issue Date of your Annuity, the program will be effective as of the date of election. Your Account Value as of that date will be used to calculate the Protected Income Value as of the effective date of the program.

 Termination of the Program
 The GMIB program cannot be terminated by the Owner once elected. The GMIB program automatically terminates as of the date your Annuity is fully surrendered, on the date the Death Benefit is payable to your Beneficiary (unless your surviving spouse elects to continue your Annuity), or on the date that your Account Value is transferred to begin making annuity payments. The GMIB program may also be terminated if you designate a new Annuitant who would not be eligible to elect the GMIB program based on his or her age at the time of the change.

 Upon termination of the GMIB program we will deduct the charge from your Account Value for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year).

 Charges under the Program
 Currently, we deduct a charge equal to 0.50% per year of the average Protected Income Value for the period the charge applies. Because the charge is calculated based on the average Protected Income Value, it does not increase or decrease based on changes to the Annuity's Account Value due to market performance. The dollar amount you pay each year will increase in any year the Protected Income Value increases, and it will decrease in any year the Protected Income Value decreases due to withdrawal, irrespective of whether your Account Value increases or decreases.

 The charge is deducted annually in arrears each Annuity Year on the anniversary of the Issue Date of an Annuity. We deduct the amount of the charge pro-rata from the Account Value allocated to the Sub-accounts and the Fixed Allocations. No MVA will apply to Account Value deducted from a Fixed Allocation. If you surrender your Annuity, begin receiving annuity payments under the GMIB program or any other annuity payment option we make available during an Annuity Year, or the GMIB program terminates, we will deduct the charge for the portion of the Annuity Year since the prior anniversary of the Annuity's Issue Date (or the Issue Date if in the first Annuity Year). No charge applies after the Annuity Date.

 LIFETIME FIVE/SM/ INCOME BENEFIT (LIFETIME FIVE/SM/)

 The Lifetime Five Income Benefit program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Lifetime Five can be elected only where the Annuitant and the Owner are the same person or, if the Annuity Owner is an entity, where there is only one Annuitant. Currently, if you elect Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Lifetime Five and elect another of our lifetime withdrawal benefits. The Annuitant must be at least 45 years old when the program is elected. The Lifetime Five Income Benefit program is not available if you elect any other optional living benefit. As long as your Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program. Currently, you are required to enroll and maintain your Account Value in the asset allocation program if you elect this benefit.

 We offer a program that guarantees your ability to withdraw amounts equal to a percentage of an initial principal value (called the "Protected Withdrawal Value"), regardless of the impact of market performance on your Account Value, subject to our program rules regarding the timing and amount of withdrawals. There are two options - one is designed to provide an annual withdrawal amount for life (the "Life Income Benefit") and the other is designed to provide a greater annual withdrawal amount as long as there is Protected Withdrawal Value (adjusted as described below) (the "Withdrawal Benefit"). If there is no Protected Withdrawal Value, the withdrawal benefit will be zero. You do not choose between these two options; each option will continue to be available as long as your Annuity has an Account Value and the Lifetime Five is in effect. Certain benefits under Lifetime Five may remain in effect even if the Account Value of your Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Life Income Benefit and the Withdrawal Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under your Annuity following your election of Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Lifetime Five, plus any additional Purchase Payments, as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to Optimum XTra, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value, the Annual Income Amount and the Annual Withdrawal Amount (see below for a description of Annual Income Amount and Annual Withdrawal Amount).

   . If you elect the Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.

   . For existing Owners who are electing the Lifetime Five benefit, the Account Value on the date of your election of the Lifetime Five program will be used to determine the initial Protected Withdrawal Value.
   . If you make additional Purchase Payments after your first withdrawal, the Protected Withdrawal Value will be increased by the amount of each additional Purchase Payment.

 The Protected Withdrawal Value is reduced each time a withdrawal is made on a dollar-for-dollar basis up to 7% per Annuity Year of the Protected Withdrawal Value and on the greater of a dollar-for-dollar basis or a pro rata basis for withdrawals in an Annuity Year in excess of that amount until the Protected Withdrawal Value is reduced to zero. At that point the Annual Withdrawal Amount will be zero until such time (if any) as the Annuity reflects a Protected Withdrawal Value (for example, due to a step-up or additional Purchase Payments being made into the Annuity).

 Step-Up of the Protected Withdrawal Value
 You may elect to step-up your Protected Withdrawal Value if, due to positive market performance, your Account Value is greater than the Protected Withdrawal Value.

 If you elected the Lifetime Five program on or after March 20, 2006:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 1/st/ anniversary of the first withdrawal under the Lifetime Five program
   . the Protected Withdrawal Value can be stepped up again on or after the 1/st/ anniversary of the preceding step-up

 If you elected the Lifetime Five program prior to March 20, 2006 and that original election remains in effect:
   . you are eligible to step-up the Protected Withdrawal Value on or after the 5/th/ anniversary of the first withdrawal under the Lifetime Five program
   . the Protected Withdrawal Value can be stepped up again on or after the 5/th/ anniversary of the preceding step-up

 In either scenario (i.e., elections before or after March 20, 2006) if you elect to step-up the Protected Withdrawal Value under the program, and on the date you elect to step-up, the charges under the Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of step-up. Upon election of the step-up, we increase the Protected Withdrawal Value to be equal to the then current Account Value. For example, assume your initial Protected Withdrawal Value was $100,000 and you have made cumulative withdrawals of $40,000, reducing the Protected Withdrawal Value to $60,000. On the date you are eligible to step-up the Protected Withdrawal Value, your Account Value is equal to $75,000. You could elect to step-up the Protected Withdrawal Value to $75,000 on the date you are eligible. If your current Annual Income Amount and Annual Withdrawal Amount are less than they would be if we did not reflect the step-up in Protected Withdrawal Value, then we will increase these amounts to reflect the step-up as described below.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force.

 If you elected the Lifetime Five program on or after March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Lifetime Five program or (2) the most recent step-up
   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by any amount
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value is not greater than the Annual Income Amount, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the most recent step-up

 If you elected the Lifetime Five program prior to March 20, 2006 and have also elected the Auto Step-Up feature:
   . the first Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the later of (1) the date of the first withdrawal under the Lifetime Five Program benefit or (2) the most recent step-up
   . your Protected Withdrawal Value will only be stepped-up if 5% of the Account Value is greater than the Annual Income Amount by 5% or more
   . if at the time of the first Auto Step-Up opportunity, 5% of the Account Value does not exceed the Annual Income Amount by 5% or more, an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs
   . once a step-up occurs, the next Auto Step-Up opportunity will occur on the Annuity Anniversary that is at least 5 years after the most recent step-up

 In either scenario (i.e., elections before or after March 20, 2006), if on the date that we implement an Auto Step-Up to your Protected Withdrawal Value, the charge for Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Protected Withdrawal Value even if you elect the Auto Step-Up feature.

 Key Feature - Annual Income Amount under the Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A withdrawal can be considered Excess Income under the Life Income Benefit even though it does not exceed the Annual Withdrawal Amount under the Withdrawal Benefit. When you elect a step-up (or an auto step-up is effected), your Annual Income Amount increases to equal 5% of your Account Value after the step-up if such amount is greater than your Annual Income Amount. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (and any associated Credit with respect to Optimum XTra). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 Key Feature - Annual Withdrawal Amount under the Withdrawal Benefit
 The initial Annual Withdrawal Amount is equal to 7% of the initial Protected Withdrawal Value. Under the Lifetime Five program, if your cumulative withdrawals each Annuity Year are less than or equal to the Annual Withdrawal Amount, your Protected Withdrawal Value will be reduced on a dollar-for-dollar basis. If your cumulative withdrawals are in excess of the Annual Withdrawal Amount ("Excess Withdrawal"), your Annual Withdrawal Amount will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Withdrawal to the Account Value immediately prior to such withdrawal (see the examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. When you elect a step-up (or an auto step-up is effected), your Annual Withdrawal Amount increases to equal 7% of your Account Value after the step-up if such amount is greater than your Annual Withdrawal Amount. Your Annual Withdrawal Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 7% of any additional Purchase Payments (and any associated Credit with respect to Optimum XTra). A determination of whether you have exceeded your Annual Withdrawal Amount is made at the time of each withdrawal; therefore, a subsequent increase in the Annual Withdrawal Amount will not offset the effect of a withdrawal that exceeded the Annual Withdrawal Amount at the time the withdrawal was made.

 The Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount and the Annual Withdrawal Amount. You are not required to withdraw all or any portion of the Annual Withdrawal Amount or Annual Income Amount in each Annuity Year.

       . If, cumulatively, you withdraw an amount less than the Annual Withdrawal Amount under the Withdrawal Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Withdrawal Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Withdrawal Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

       . If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. However, because the Protected Withdrawal Value is only reduced by the actual amount of withdrawals you make under these circumstances, any unused Annual Income Amount may extend the period of time until the remaining Protected Withdrawal Value is reduced to zero.

 Examples of Withdrawal
 The following examples of dollar-for-dollar and proportional reductions of the Protected Withdrawal Value, Annual Withdrawal Amount and Annual Income Amount assume: 1.) the Issue Date and the Effective Date of the Lifetime Five program are February 1, 2005; 2.) an initial Purchase Payment of $250,000; 3.) the Account Value on February 1, 2006 is equal to $265,000; and 4.) the first withdrawal occurs on March 1, 2006 when the Account Value is equal to $263,000;. The values set forth here are purely hypothetical, and do not reflect the charge for Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Withdrawal Amount is equal to $18,550 under the Withdrawal Benefit (7% of $265,000). The Annual Income Amount is equal to $13,250 under the Life Income Benefit (5% of $265,000).

 Example 1. Dollar-For-Dollar reduction
 If $10,000 was withdrawn (less than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 -
    $10,000 = $8,550 Annual Withdrawal Amount for future Annuity Years remains at $18,550
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250.
..   Annual Income Amount for future Annuity Years remains at $13,250
..   Protected Withdrawal Value is reduced by $10,000 from $265,000 to $255,000

 Example 2. Dollar-For-Dollar and Proportional Reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount but less than the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   . Remaining Annual Withdrawal Amount for current Annuity Year = $18,550 - $15,000 = $3,550
   .   Annual Withdrawal Amount for future Annuity Years remains at $18,550
   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $1,750/($263,000 - $13,250) X $13,250 = $93. Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157
   .   Protected Withdrawal Value is reduced by $15,000 from $265,000 to
       $250,000

 (b)If $25,000 was withdrawn (more than both the Annual Income Amount and the Annual Withdrawal Amount) on March 1, 2006, then the following values would result:
   .   Remaining Annual Withdrawal Amount for current Annuity Year = $0
   . Excess of withdrawal over the Annual Withdrawal Amount ($25,000 - $18,550 = $6,450) reduces Annual Withdrawal Amount for future Annuity Years.
   . Reduction to Annual Withdrawal Amount = Excess Withdrawal/Account Value before Excess Withdrawal X Annual Withdrawal Amount = $6,450/($263,000 - $18,550) X $18,550 = $489

 Annual Withdrawal Amount for future Annuity Years = $18,550 - $489 = $18,061

   .   Remaining Annual Income Amount for current Annuity Year = $0

 Excess of withdrawal over the Annual Income Amount ($25,000 - $13,250 = $11,750) reduces Annual Income Amount for future Annuity Years.

   . Reduction to Annual Income Amount = Excess Income/ Account Value before Excess Income X Annual Income Amount = $11,750/($263,000 - $13,250) X $13,250 = $623
   .   Annual Income Amount for future Annuity Years = $13,250 - $623 = $12,627
   . Protected Withdrawal Value is first reduced by the Annual Withdrawal Amount ($18,550) from $265,000 to $246,450. It is further reduced by the greater of a dollar-for-dollar reduction or a proportional reduction. Dollar-for-dollar reduction = $25,000 - $18,550 = $6,450
   . Proportional reduction = Excess Withdrawal/Account Value before Excess Withdrawal X Protected Withdrawal Value = $6,450/($263,000 - $18,550) X $246,450 = $6,503. Protected Withdrawal Value = $246,450 - max {$6,450,
       $6,503} = $239,947

 BENEFITS UNDER THE LIFETIME FIVE PROGRAM
   . If your Account Value is equal to zero, and the cumulative withdrawals in the current Annuity Year are greater than the Annual Withdrawal Amount, the Lifetime Five program will terminate. To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under both the Life Income Benefit and the Withdrawal Benefit, you will be given the choice of receiving the payments under the Life Income Benefit or under the Withdrawal Benefit. Thus, in that scenario, the remaining amounts under the Life Income Benefit and the Withdrawal Benefit would be payable even though your Account Value was reduced to zero. Once you make this election we will make an additional payment for that Annuity Year equal to either the remaining Annual Income Amount or Annual Withdrawal Amount for the Annuity Year, if any, depending on the option you choose. In subsequent Annuity Years we make payments that equal either the Annual Income Amount or the Annual Withdrawal Amount as described in this Prospectus. You will not be able to change the option after your election and no further Purchase Payments will be accepted under your Annuity. If you do not make an election, we will pay you annually under the Life Income Benefit. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount but less than or equal to the Annual Withdrawal Amount and amounts are still payable under the Withdrawal Benefit, you will receive the payments under the Withdrawal Benefit. In the year of a withdrawal that reduced your Account Value to zero, we will make an additional payment to equal any remaining Annual Withdrawal Amount and make payments equal to the Annual Withdrawal Amount in each subsequent year (until the Protected Withdrawal Value is depleted). Once your Account Value equals zero no further Purchase Payments will be accepted under your Annuity.
   . If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years or any remaining Protected Withdrawal Value, you can elect one of the following three options:

 (1)apply your Account Value to any annuity option available; or
 (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We make such annuity payments until the Annuitant's death; or
 (3)request that, as of the date annuity payments are to begin, we pay out any remaining Protected Withdrawal Value as annuity payments. Each year such annuity payments will equal the Annual Withdrawal Amount or the remaining Protected Withdrawal Value if less. We make such annuity payments until the earlier of the Annuitant's death or the date the Protected Withdrawal Value is depleted.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a single life fixed annuity with five payments certain using the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

 (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
 (2)the Account Value.

   . If no withdrawal was ever taken, we will determine a Protected Withdrawal Value and calculate an Annual Income Amount and an Annual Withdrawal Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
   . Withdrawals under the Lifetime Five program are subject to all of the terms and conditions of your Annuity, including any applicable CDSC.
   . Withdrawals made while the Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under your Annuity. The Lifetime Five program does not directly affect your Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Lifetime Five program. The Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Protected Withdrawal Value or Annual Income Amount in the form of periodic benefit payments.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.

 Election of the Program
 The Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value, the initial Protected Annual Withdrawal Amount, and the Annual Income Amount.

 Currently, if you terminate the program, you generally will only be permitted to re-elect Lifetime Five or elect another lifetime withdrawal benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 If you elected Lifetime Five prior to March 20, 2006, and you terminate the program, there will be no waiting period before you can re-elect the program or elect Highest Daily Lifetime Five or Spousal Lifetime Five provided that you had not previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminated Lifetime Five. If you had previously elected Lifetime Five after the Issue Date and within the same Annuity Year that you terminate Lifetime Five, you will be able to re-elect the program or elect Highest Daily Lifetime Five or Spousal Lifetime Five on any date on or after the next anniversary of the Issue Date. However, once you choose to re-elect/elect, the waiting period described above will apply to subsequent re-elections. We reserve the right to limit the re-election/election frequency in the future. Before making any such change to the re-election/election frequency, we will provide prior notice to Owners who have an effective Lifetime Five Income Benefit.

 Termination of the Program
 The program terminates automatically when your Protected Withdrawal Value and Annual Income Amount equal zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. The program terminates upon your surrender of your Annuity, upon the death of the Annuitant (but your surviving spouse may elect a new Lifetime Five if your spouse elects the spousal continuance option and your spouse would then be eligible to elect the benefit if he or she was a new purchaser), upon a change in ownership of your Annuity that changes the tax identification number of the Owner, upon change in the Annuitant or upon your election to begin receiving annuity payments. While you may terminate your program at any time, we may not terminate the program other than in the circumstances listed above. However, we may stop offering the program for new elections or re-elections at any time in the future.

 The charge for the Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Withdrawal Amount and the Annual Income Amount, which will cause us to increase the Annual Income Amount and the Annual Withdrawal Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. Any such payments will reduce your Protected Withdrawal Value. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 SPOUSAL LIFETIME FIVE/SM/ INCOME BENEFIT (SPOUSAL LIFETIME FIVE/SM/)

 The Spousal Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Currently, if you elect Spousal Lifetime Five and subsequently terminate the benefit, there may be a restriction on your ability to re-elect Spousal Lifetime Five or elect another lifetime withdrawal benefit. (See "Election of and Designations under the Program" below for details) Spousal Lifetime Five must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 55 years old when the benefit is elected. The Spousal Lifetime Five program is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Lifetime Five Income Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available option(s) with this program. Currently, you are required to enroll and maintain your Account Value in the asset allocation program if you elect this benefit.

 We offer a program that guarantees until the later death of two natural persons that are each other's spouses at the time of election of Spousal Lifetime Five and at the first death of one of them (the "Designated Lives", each a "Designated Life") the ability to withdraw an annual amount ("Spousal Life Income Benefit") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The Spousal Life Income Benefit may remain in effect even if the Account Value of the Annuity is zero. The program may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Life Income Benefit after the death of the first. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the program.

 Key Feature - Initial Protected withdrawal Value
 The Protected Withdrawal Value is used to determine the amount of each annual payment under the Spousal Life Income Benefit. The initial Protected Withdrawal Value is determined as of the date you make your first withdrawal under the Annuity following your election of Spousal Lifetime Five. The initial Protected Withdrawal Value is equal to the greater of (A) the Account Value on the date you elect Spousal Lifetime Five, plus any additional Purchase Payments as applicable, each growing at 5% per year from the date of your election of the program, or application of the Purchase Payment to your Annuity, until the date of your first withdrawal or the 10/th/ anniversary of the benefit effective date, if earlier (B) the Account Value on the date of the first withdrawal from your Annuity, prior to the withdrawal, and (C) the highest Account Value on each Annuity anniversary, plus subsequent Purchase Payments prior to the first withdrawal or the 10th anniversary of the benefit effective date, if earlier. With respect to (A) and (C) above, after the 10th anniversary of the benefit effective date, each value is increased by the amount of any subsequent Purchase Payments. With respect to Optimum XTra, Credits are added to Purchase Payments for purposes of calculating the Protected Withdrawal Value and the Annual Income Amount (see below for a description of Annual Income Amount).

   . If you elect the Spousal Lifetime Five program at the time you purchase your Annuity, the Account Value will be your initial Purchase Payment.
   . For existing Owners who are electing the Spousal Lifetime Five benefit, the Account Value on the date of your election of the Spousal Lifetime Five program will be used to determine the initial Protected Withdrawal Value.

 Key Feature - Annual Income Amount under the Spousal Life Income Benefit
 The initial Annual Income Amount is equal to 5% of the initial Protected Withdrawal Value. Under the Spousal Lifetime Five program, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If, cumulatively, you withdraw an amount less than the Annual Income Amount under the Spousal Life Income Benefit in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. The Spousal Lifetime Five program does not affect your ability to make withdrawals under your Annuity or limit your ability to request withdrawals that exceed the Annual Income Amount.

 Step-Up of Annual Income Amount
 You may elect to step-up your Annual Income Amount if, due to positive market performance, 5% of your Account Value is greater than the Annual Income Amount. You are eligible to step-up the Annual Income Amount on or after the 1/st/ anniversary of the first withdrawal under the Spousal Lifetime Five program. The Annual Income Amount can be stepped up again on or after the 1/st/ anniversary of the preceding step-up. If you elect to step-up the Annual Income Amount under the program, and on the date you elect to step-up, the charges under the Spousal Lifetime Five program have changed for new purchasers, your program may be subject to the new charge at the time of such step-up. When you elect a step-up, your Annual Income Amount increases to equal 5% of your Account Value after the step-up. Your Annual Income Amount also increases if you make additional Purchase Payments. The amount of the increase is equal to 5% of any additional Purchase Payments (plus any Credit with respect to Optimum XTra). Any increase will be added to your Annual Income Amount beginning on the day that the step-up is effective or the Purchase Payment is made. A determination of whether you have exceeded your Annual Income Amount is made at the time of each withdrawal; therefore a subsequent increase in the Annual Income Amount will not offset the effect of a withdrawal that exceeded the Annual Income Amount at the time the withdrawal was made.

 An optional automatic step-up ("Auto Step-Up") feature is available for this benefit. This feature may be elected at the time the benefit is elected or at any time while the benefit is in force. If you elect this feature, the first Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least one year after the later of (1) the date of the first withdrawal under the Spousal Lifetime Five program or (2) the most recent step-up. At this time, your Annual Income Amount will be stepped-up if 5% of your Account Value is greater than the Annual Income Amount by any amount. If 5% of the Account Value does not exceed the Annual Income Amount, then an Auto Step-Up opportunity will occur on each successive Annuity Anniversary until a step-up occurs. Once a step-up occurs, the next Auto Step-Up opportunity will occur on the 1/st/ Annuity Anniversary that is at least 1 year after the most recent step-up. If, on the date that we implement an Auto Step-Up to your Annual Income Amount, the charge for Spousal Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Subject to our rules and restrictions, you will still be permitted to manually step-up the Annual Income Amount even if you elect the Auto Step-Up feature.

 Examples of Withdrawals and Step-Up
 The following examples of dollar-for-dollar and proportional reductions and the step-up of the Annual Income Amount assume:

 1) the Issue Date and the Effective Date of the Spousal Lifetime Five program are February 1, 2005; 2) an initial Purchase Payment of $250,000; 3) the Account Value on February 1, 2006 is equal to $265,000; 4) the first withdrawal occurs on

    March 1, 2006 when the Account Value is equal to $263,000; and 5) the Account Value on February 1, 2010 is equal to $280,000. The values set forth here are purely hypothetical, and do not reflect the charge for the Spousal Lifetime Five or any other fees and charges.

 The initial Protected Withdrawal Value is calculated as the greatest of (a),
 (b) and (c):

 (a)Purchase payment accumulated at 5% per year from February 1, 2005 until March 1, 2006 (393 days) = $250,000 X 1.05/(393/365)/ = $263,484.33
 (b)Account Value on March 1, 2006 (the date of the first withdrawal) = $263,000
 (c)Account Value on February 1, 2006 (the first Annuity Anniversary) = $265,000

 Therefore, the initial Protected Withdrawal Value is equal to $265,000. The Annual Income Amount is equal to $13,250 under the Spousal Life Income Benefit (5% of $265,000).

 Example 1. Dollar-For-Dollar Reduction
 If $10,000 was withdrawn (less than the Annual Income Amount) on March 1,
 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $13,250 - $10,000
    = $3,250
..   Annual Income Amount for future Annuity Years remains at $13,250

 Example 2. Dollar-For-Dollar and Proportional Reductions
 (a)If $15,000 was withdrawn (more than the Annual Income Amount) on March 1, 2006, then the following values would result:
..   Remaining Annual Income Amount for current Annuity Year = $0 Excess of withdrawal over the Annual Income Amount ($15,000 - $13,250 = $1,750) reduces Annual Income Amount for future Annuity Years.
..   Reduction to Annual Income Amount = Excess Income/ Account Value before
    Excess Income X Annual Income Amount = $1,750 / ($263,000 - $13,250) X $13,250 = $93
..   Annual Income Amount for future Annuity Years = $13,250 - $93 = $13,157

 Example 3. Step-Up of the Annual Income Amount
 If a step-up of the Annual Income Amount is requested on February 1, 2010 or the Auto Step-Up feature was elected, the step-up would occur because 5% of the Account Value, which is $14,000 (5% of $280,000), is greater than the Annual Income Amount of $13,250. The new Annual Income Amount will be equal to $14,000.

 BENEFITS UNDER THE SPOUSAL LIFETIME FIVE PROGRAM
 To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount and amounts are still payable under the Spousal Life Income Benefit, we will make an additional payment for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year, if any. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this Prospectus. No further Purchase Payments will be accepted under your Annuity. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Spousal Life Income Benefit terminates and no additional payments will be made.
..   If annuity payments are to begin under the terms of your Annuity or if you decide to begin receiving annuity payments and there is any Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any annuity option available; or
       (2)request that, as of the date annuity payments are to begin, we make annuity payments each year equal to the Annual Income Amount. We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with five payments certain using the same basis that is used to calculate the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such annuity payments will be the greater of:

       (1)the present value of future Annual Income Amount payments. Such present value will be calculated using the same basis that is used to calculate the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will determine an initial Protected
    Withdrawal Value and calculate an Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.

 Other Important Considerations
   . Withdrawals under the Spousal Lifetime Five program are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Spousal Lifetime Five program is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Lifetime Five program does not directly affect the Annuity's Account Value or Surrender Value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity, you will receive the current Surrender Value, not the Protected Withdrawal Value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Spousal Lifetime Five program. The Spousal Lifetime Five program provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
   . There may be circumstances where you will continue to be charged the full amount for the Spousal Lifetime Five program even when the benefit is only providing a guarantee of income based on one life with no survivorship.
   . In order for the Surviving Designated Life to continue the Spousal Lifetime Five program upon the death of an owner, the Designated Life must elect to assume ownership of the Annuity under the spousal continuation option. When the Annuity is owned by a Custodial Account, in order for Spousal Lifetime Five to be continued after the death of the first Designated Life (the Annuitant), the Custodial Account must elect to continue the Annuity and the second Designated Life (the Contingent Annuitant) will be named as the new Annuitant. See "Spousal Designations" and "Spousal - Assumption of Annuity" in this Prospectus.

 Election of and Designations under the Program
 Spousal Lifetime Five can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die.

 Currently, the program may only be elected where the Owner, Annuitant and Beneficiary Designations are as follows:
   . One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 55 years old at the time of election; or
   . Co-Annuity Owners, where the Owners are each other's spouses. The Beneficiary Designation must be the surviving spouse. The first named Owner must be the Annuitant. Both Owners must each be at least 55 years old at the time of election: or
   . One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the Beneficiary is the Custodial Account and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and Contingent Annuitant must each be at least 55 years old at the time of election.

 No Ownership changes or Annuitant changes will be permitted once this program is elected. However, if the Annuity is co-owned, the Owner that is not the Annuitant may be removed without affecting the benefit.

 The Spousal Lifetime Five program can be elected at the time that you purchase your Annuity. We also offer existing Owners the option to elect the Spousal Lifetime Five program after the Issue Date of their Annuity, subject to our eligibility rules and restrictions described in this benefit section. Your Account Value as the date of election will be used as a basis to calculate the initial Protected Withdrawal Value and the Annual Income Amount.

 Currently, if you terminate the program, you may, for certain optional benefits, be permitted to elect another lifetime withdrawal benefit only on any anniversary of the Issue Date that is at least 90 calendar days from the date the benefit was last terminated.

 We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Spousal Lifetime Five Income Benefit.

 Termination of the Program The program terminates automatically when your Annual Income Amount equals zero. You may terminate the program at any time by notifying us. If you terminate the program, any guarantee provided by the benefit will terminate as of the date the termination is effective and certain restrictions on re-election of the benefit will apply as described above. We reserve the right to further limit the frequency election in the future. The program terminates upon your surrender of the Annuity, upon the first Designated Life to die if the Annuity is not continued, upon the second Designated Life to die or upon your election to begin receiving annuity payments. The charge for the Spousal Lifetime Five program will no longer be deducted from your Account Value upon termination of the program.

 Additional Tax Considerations
 If you purchase an Annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or an employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your Annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and Death Benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here.

 HIGHEST DAILY LIFETIME FIVE/SM/ INCOME BENEFIT (HD5/SM/)

 The Highest Daily Lifetime Five program described below is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime Five is offered as an alternative to Lifetime Five and Spousal Lifetime Five. Currently, if you elect Highest Daily Lifetime Five and subsequently terminate the benefit, you will not be able to re-elect Highest Daily Lifetime Five, and may have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Five currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Five Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit (other than the Highest Daily Value Death Benefit). Any DCA program that transfers Account Value from a Fixed Allocation is also not available as Fixed Allocations are not permitted with the benefit. As long as your Highest Daily Lifetime Five Benefit is in effect, you must allocate your Account Value in accordance with the then-permitted and available investment option(s) with this program. Currently, you are required to enroll and maintain your Account Value in the asset allocation program if you elect this benefit.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Total Annual Income Amount") equal to a percentage of an initial principal value (the "Total Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Five, and in the Appendices to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Five is the Total Protected Withdrawal Value, which is an amount that is distinct from Account Value. Because each of the Total Protected Withdrawal Value and Total Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for Account Value to fall to zero, even though the Total Annual Income Amount remains. You are guaranteed to be able to withdraw the Total Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Total Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Total Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Five.

 Key Feature - Total Protected Withdrawal Value
 The Total Protected Withdrawal Value is used to determine the amount of the annual payments under Highest Daily Lifetime Five. The Total Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value and any Enhanced Protected Withdrawal Value that may exist. We describe how we determine Enhanced Protected Withdrawal Value, and when we begin to calculate it, below. If you do not meet the conditions described below for obtaining Enhanced Protected Withdrawal Value then Total Protected Withdrawal Value is simply equal to Protected Withdrawal Value.

 The Protected Withdrawal Value initially is equal to the Account Value on the date that you elect Highest Daily Lifetime Five. On each Valuation Day thereafter, until the earlier of the first withdrawal or ten years after the date of your election of the benefit, we recalculate the Protected Withdrawal Value. Specifically, on each such Valuation Day (the "Current Valuation Day"), the Protected Withdrawal Value is equal to the greater of:
   . the Protected Withdrawal Value for the immediately preceding Valuation Day (the "Prior Valuation Day"), appreciated at the daily equivalent of 5% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any Purchase Payment (including any associated credit) made on the Current Valuation Day; and
   .   the Account Value.

 If you have not made a withdrawal prior to the tenth anniversary of the date you elected Highest Daily Lifetime Five (which we refer to as the "Tenth Anniversary"), we will continue to calculate a Protected Withdrawal Value. On or after the Tenth Anniversary and up until the date of the first withdrawal, your Protected Withdrawal Value is equal to the greater of the Protected Withdrawal Value on the Tenth Anniversary or your Account Value.

 The Enhanced Protected Withdrawal Value is only calculated if you do not take a withdrawal prior to the Tenth Anniversary. Thus, if you do take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive Enhanced Protected Withdrawal Value. If so, then on or after the Tenth Anniversary up until the date of the first withdrawal, the Enhanced Protected Withdrawal Value is equal to the sum of:

 (a)200% of the Account Value on the date you elected Highest Daily Lifetime
    Five;
 (b)200% of all Purchase Payments (and any associated Credits for Optimum XTra) made during the one-year period after the date you elected Highest Daily Lifetime Five; and
 (c)100% of all Purchase Payments (and any associated Credits for Optimum XTra) made more than one year after the date you elected Highest Daily Lifetime Five, but prior to the date of your first withdrawal.

 We cease these daily calculations of the Protected Withdrawal Value and Enhanced Protected Withdrawal Value (and therefore, the Total Protected Withdrawal Value) when you make your first withdrawal. However, as discussed below, subsequent Purchase Payments (and any associated Credits for Optimum
 XTra) will increase the Total Annual Income Amount, while "excess" withdrawals (as described below) may decrease the Total Annual Income Amount.

 Key Feature - Total Annual Income Amount under the Highest Daily Lifetime Five Benefit
 The initial Total Annual Income Amount is equal to 5% of the Total Protected Withdrawal Value. For purposes of the asset transfer formula described below, we also calculate a Highest Daily Annual Income Amount, which is initially equal to 5% of the Protected Withdrawal Value. Under the Highest Daily Lifetime Five benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Total Annual Income Amount ("Excess Income"), your Total Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. A Purchase Payment that you make will increase the then-existing Total Annual Income Amount and Highest Daily Annual Income Amount by an amount equal to 5% of the Purchase Payment (including the amount of any associated Credits for Optimum XTra).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Total Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of this feature starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. We multiply each of those quarterly Account Values by 5%, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Total Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Total Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Total Annual Income Amount, the charge for Highest Daily Lifetime Five has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Five upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Five program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Total Annual Income Amount. Under Highest Daily Lifetime Five, if your cumulative withdrawals in an Annuity Year are less than or equal to the Total Annual Income Amount, they will not reduce your Total Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Total Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Total Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Total Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Five benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2006
   .   The Highest Daily Lifetime Five benefit is elected on March 5, 2007.

 Dollar-For-Dollar Reductions
 On May 2, 2007, the Total Protected Withdrawal Value is $120,000, resulting in a Total Annual Income Amount of $6,000 (5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Total Annual Income Amount for that Annuity Year (up to and including December 1, 2007) is $3,500. This is the result of a dollar-for-dollar reduction of the Total Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional Reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2007 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Total Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Total Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Total Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Total Annual Income Amount                                     $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Total Annual Income Amount for future Annuity Years            $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Total Annual Income Amount is stepped-up if 5% of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Total Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credit with respect to Optimum XTra).

 Continuing the same example as above, the Total Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Total Annual Income Amount will be stepped-up if 5% of the highest quarterly Account Value, adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with       Adjusted Total Annual
                                 withdrawal and Purchase Income Amount (5% of the
Date*              Account value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2007        $118,000.00        $118,000.00              $5,900.00
August 6, 2007      $110,000.00        $112,885.55              $5,644.28
September 1, 2007   $112,000.00        $112,885.55              $5,644.28
December 1, 2007    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Total Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Total Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Total Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Total Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Total Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Total Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Total Annual Income Amount for the next Annuity Year, starting on December 2, 2007 and continuing through December 1, 2008, will be stepped-up to $5,950.00.

 Benefits under the Highest Daily Lifetime Five Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Total Annual Income Amount and amounts are still payable under Highest Daily Lifetime Five, we will make an additional payment, if any, for that Annuity Year equal to the remaining Total Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Total Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Total Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Total Annual Income Amount, the Highest Daily Lifetime Five benefit terminates, and no additional payments will be made.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Total Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Total Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

   . In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Total Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

   . If no withdrawal was ever taken, we will calculate the Total Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
   . Please note that if your Annuity has a maximum Annuity Date requirement, payments that we make under this benefit as of that date will be treated as annuity payments.

 Other Important Considerations
   . Withdrawals under the Highest Daily Lifetime Five benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Highest Daily Lifetime Five Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Five Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Five benefit. The Highest Daily Lifetime Five benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Total Annual Income Amount in the form of periodic benefit payments.

   . Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted sub-accounts. However, the asset transfer component of the benefit as described below may transfer Account Value to the Benefit Fixed Rate Account as of the effective date of the benefit in some circumstances.
   . You cannot allocate Purchase Payments or transfer Account Value to a Fixed Allocation if you elect this benefit.
   . Transfers to and from the Sub-accounts and the Benefit Fixed Rate Option triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
   . The charge for Highest Daily Lifetime Five is 0.60% annually, assessed on a daily basis against the Sub-accounts and as a reduction to the interest rate credited under the Benefit Fixed Rate Account. This charge is in addition to any other fees under the annuity.

 Election of and Designations under the Program
 For Highest Daily Lifetime Five, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity-owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Five. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Five, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) both the new Owner and previous Owner are entities or (c) the previous Owner is a natural person and the new Owner is an entity.

 Highest Daily Lifetime Five can be elected at the time that you purchase your Annuity. We also offer existing owners (i.e., those who have already acquired their Annuity) the option to elect Highest Daily Lifetime Five after the Issue Date, subject to our eligibility rules and restrictions described in this benefit section.

 Currently, if you terminate the Highest Daily Lifetime Five benefit, you
 (a) will not be permitted to re-elect the benefit and (b) may be allowed to elect another lifetime withdrawal benefit only on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Five Benefit was terminated. We reserve the right to further limit the election frequency in the future. Before making any such change to the election frequency, we will provide prior notice to Owners who have an effective Highest Daily Lifetime Five Benefit.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (iv) upon the death of the Annuitant (v) if both the Account Value and Total Annual Income Amount equal zero or (vi) if you fail to meet our requirements for issuing the benefit.

 Upon termination of Highest Daily Lifetime Five, we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the Benefit Fixed Rate Account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options). Upon termination, we may limit or prohibit investment in the Fixed Allocations.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 (a)your Account Value on the day that you elected Highest Daily Lifetime Five; and
 (b)the sum of each Purchase Payment you made (including any Credits with respect to Optimum XTra) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options and the Benefit Fixed Rate Account (described below), in the same proportion that each such investment option bears to your total Account Value, immediately prior to the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Total Protected Withdrawal Value, your death benefit, or the amount of any other or optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Five and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee.

 Asset Transfer Component of Highest Daily Lifetime Five
 As indicated above, we limit the sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Five. For purposes of this benefit, we refer to those permitted sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Five, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a fixed interest rate account that is part of our general account (the "Benefit Fixed Rate Account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The Benefit Fixed Rate Account is available only with this benefit, and thus you may not allocate Purchase Payments to the Benefit Fixed Rate Account. The interest rate that we pay with respect to the Benefit Fixed Rate Account is reduced by an amount that corresponds generally to the charge that we assess against your variable Sub-accounts for Highest Daily Lifetime Five. The Benefit Fixed Rate Account is not subject to the Investment Company Act of 1940 or the Securities Act of 1933.

 Under the asset transfer component of Highest Daily Lifetime Five, we monitor your Account Value daily and, if necessary, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the Benefit Fixed Rate Account. Any transfer would be made in accordance with a formula, which is set forth in the schedule supplement to the endorsement for this benefit (and also appears in the Appendices to this prospectus). Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying your Protected Withdrawal Value for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily Annual Income Amount. Then, using our actuarial tables, we produce an estimate of the total amount we would target in our allocation model, based on the projected Highest Daily Annual Income Amount each year for the rest of your life. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected Highest Daily Annual Income Amount (and thus your Target Value) would take into account any automatic step-up that was scheduled to occur according to the step-up formula described above. Next, the formula subtracts from the Target Value the amount held within the Benefit Fixed Rate Account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the Benefit Fixed Rate Account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage, (currently 83%) it means essentially that too much Target Value is not offset by assets within the Benefit Fixed Rate Account, and therefore we will transfer an amount from your Permitted Sub-accounts to the Benefit Fixed Rate Account. Conversely, if the Target Ratio falls below a certain percentage, (currently 77%) then a transfer from the Benefit Fixed Rate Account to the Permitted Sub-accounts would occur. Note that the formula is calculated with reference to the Highest Daily Annual Income Amount, rather than with reference to the Annual Income Amount.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the Benefit Fixed Rate Account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the Benefit Fixed Rate Account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the Benefit Fixed Rate Account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Five, the ratios we use will be fixed. For newly issued annuities that elect Highest Daily Lifetime Five and existing annuities that elect Highest Daily Lifetime Five, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the Benefit Fixed Rate Account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Five.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   .   Not make any transfer; or
   . If a portion of your Account Value was previously allocated to the Benefit Fixed Rate Account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the Benefit Fixed Rate Account will be withdrawn for this purpose on a last-in, first-out basis (an amount renewed into a new guarantee period under the Benefit Fixed Rate Account will be deemed a new investment for purposes of this last-in, first-out rule); or

   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the Benefit Fixed Rate Account. The interest that you earn on such transferred amount will be equal to the annual rate that we have set for that day, and we will credit the daily equivalent of that annual interest until the earlier of one year from the date of the transfer or the date that such amount in the Benefit Fixed Rate Account is transferred back to the Permitted Sub-accounts.

 If a significant amount of your Account Value is systematically transferred to the Benefit Fixed Rate Account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. Under the reallocation formula that we employ, it is possible that over time a significant portion, and under certain circumstances all, of your Account Value may be allocated to the Benefit Fixed Rate Account. Note that if your entire Account Value is transferred to the Benefit Fixed Rate Account, then based on the way the formula operates, that value would remain in the Benefit Fixed Rate Account unless you made additional Purchase Payments to the Permitted Sub-Accounts, which could cause Account Value to transfer out of the Benefit Fixed Rate Account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than 5 percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Total Annual Income Amount, which will cause us to increase the Total Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity that are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive Enhanced Protected Withdrawal Value and an amount under the Return of Principal Guarantee.

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Five through a non-qualified annuity, and your annuity has received Enhanced Protected Withdrawal Value and/or an additional amount under the Return of Principal Guarantee, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (HD7/SM/)

 Highest Daily Lifetime Seven is offered as an alternative to Lifetime Five, Spousal Lifetime Five, and Highest Daily Lifetime Five. Currently, if you elect Highest Daily Lifetime Seven and subsequently terminate the benefit, you may have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. The income benefit under Highest Daily Lifetime Seven currently is based on a single "designated life" who is at least 55 years old on the date that the benefit is acquired. The Highest Daily Lifetime Seven Benefit is not available if you elect any other optional living benefit, although you may elect any optional death benefit, other than the Highest Daily Value Death Benefit. As long as your Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of the permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the death of the single designated life the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, and wish to ensure that market performance will not affect your ability to receive annual payments. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Highest Daily Lifetime Seven, and in Appendix H to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount for the rest of your life, provided that you have not made "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your

 Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Highest Daily Lifetime Seven
 Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the Annuitant on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Under the Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits for Optimum
 XTra).

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the Annuitant on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 74 and younger, 6% for ages 75-79, 7% for ages 80-84, and 8% for ages 85 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your Annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Highest Daily Lifetime Seven benefit is elected on March 5, 2008
   . The Annuitant was 70 years old when he/she elected the Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the Annuitant is younger than 75 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the Annuitant's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits for Optimum XTra).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 75 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and Purchase Income Amount (5% of the
Date*              Account Value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter -
    March 1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.
   . The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under The Highest Daily Lifetime Seven Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Highest Daily Lifetime Seven, and amounts are still payable under Highest Daily Lifetime Seven, we will make an additional payment, if any, for that Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the single designated life. To the extent that cumulative withdrawals in the current Annuity Year that reduced your Account Value to zero are more than the Annual Income Amount, the Highest Daily Lifetime Seven benefit terminates, and no additional payments are made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.

..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount. We will make payments until the death of the single designated life.

 We must receive your request in a form acceptable to us at our office.

 In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments in the form of a single life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the single life fixed annuity rates then currently available or the single life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the annuitant's 95/th/ birthday will be treated as annuity payments.

 Other Important Considerations
   . Withdrawals under the Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . You can make withdrawals from your Annuity while your Account Value is greater than zero without purchasing the Highest Daily Lifetime Seven benefit. The Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
   . You cannot allocate Purchase Payments or transfer Account Value to the AST Investment Grade Bond Portfolio Sub-account (see description below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . Transfers to and from the elected Sub-accounts and an AST Investment Grade Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.
   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
   . The fee for Highest Daily Lifetime Seven is 0.60% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.15% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value the fee for Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 For Highest Daily Lifetime Seven, there must be either a single Owner who is the same as the Annuitant, or if the Annuity is entity owned, there must be a single natural person Annuitant. In either case, the Annuitant must be at least 55 years old.

 Any change of the Annuitant under the Annuity will result in cancellation of Highest Daily Lifetime Seven. Similarly, any change of Owner will result in cancellation of Highest Daily Lifetime Seven, except if (a) the new Owner has the same taxpayer identification number as the previous owner (b) ownership is transferred from a custodian to the Annuitant, or vice versa or (c) ownership is transferred from one entity to another entity.

 Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions described in this benefit section.

 Currently, if you terminate the Highest Daily Lifetime Seven benefit, you generally will only be allowed to re-elect the benefit or elect the Spousal Lifetime Five Benefit, the Lifetime Five Income Benefit, or the Spousal Highest Daily Lifetime Seven Income Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally will permit those who have terminated Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five or the Spousal Highest Daily Lifetime Seven to elect Highest Daily Lifetime Seven only on an anniversary of the Issue Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits for Optimum XTra) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal Guarantee is not available in the State of Washington.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) upon your termination of the benefit (ii) upon your surrender of the Annuity (iii) upon your election to begin receiving annuity payments (although if you have elected to the Annual Income Amount in the form of Annuity payments, we will continue to pay the Annual Income Amount) (iv) upon the death of the Annuitant
 (v) if both the Account Value and Annual Income Amount equal zero or (vi) if you cease to meet our requirements for issuing the benefit (see Elections and Designations under the Program).

 Upon termination of Highest Daily Lifetime Seven other than upon the death of the Annuitant, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond

 Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendices to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) income amount. Note that we use 5% in the formula, irrespective of the Annuitant's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Highest Daily Lifetime Seven and existing Annuities that elect Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:
   .   Not make any transfer; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this Benefit here. However, we do note that if you participate in Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 HD Lifetime Seven with Beneficiary Income Option/SM/
 Subject to regulatory approval and beginning on July 21, 2008, we offer an optional death benefit feature under this benefit, the amount of which is linked to your Annual Income Amount. We refer to this optional death benefit as the Beneficiary Income Option. You may choose Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit. You must elect the Beneficiary Income Option death benefit at the time you elect Highest Daily Lifetime Seven. If you elect this death benefit, you may not elect any other optional death benefit. You may elect the Beneficiary Income Option death benefit so long as the Annuitant is no older than age 75 at the time of election. For purposes of this optional death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Highest Daily Lifetime Seven itself (except that we also exclude from the Protected Withdrawal Value the amount of any Credit that was granted within 12 months prior to death). Because the fee for this benefit is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been, had it been based on the Account Value alone.

 Upon a death that triggers payment of a death benefit under the Annuity, we identify the following amounts: (a) the amount of the basic Death Benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic Death Benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of periodic payments of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic death benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option death benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
   . Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000:
       (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
   . Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year payout period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

       The pro-rated portion of the Annual Income Amount, equal to $3,750 annually (i.e., the first beneficiary's 75% share multiplied by $5000), is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

       The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Highest Daily Lifetime Seven with Beneficiary Income Option, both Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Program" section, above.

 HD Lifetime Seven with Lifetime Income Accelerator/SM/. Subject to regulatory approval, the following benefit may be elected:

 Beginning on July 21, 2008, we offer another version of Highest Daily Lifetime Seven that we call Highest Daily Lifetime Seven with Lifetime Income Accelerator ("Highest Daily Lifetime Seven with LIA"). This version is only being offered in those jurisdictions where we have received regulatory approval and will be offered subsequently in other jurisdictions when we receive regulatory approval in those jurisdictions. Highest Daily Lifetime Seven with LIA is offered as an alternative to other lifetime withdrawal options. The income benefit under Highest Daily Lifetime Seven with LIA currently is based on a single "designated life" who is between the ages of 55 and 75 on the date that the benefit is elected.

 Highest Daily Lifetime Seven with LIA guarantees, until the death of the single designated life, the ability to withdraw an amount equal to double the Annual Income Amount (which we refer to as the "LIA Amount") if you meet the conditions set forth below. The fee for Highest Daily Lifetime Seven with LIA is 0.95% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.2375% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Portfolio Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with LIA may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described below.

 If this benefit is being elected on an Annuity held as a 403 (b) plan then, in addition to meeting the eligibility requirements listed below for the LIA Amount, you must separately qualify for distributions from the 403 (b) plan itself.

 You may choose Highest Daily Lifetime Seven without also electing LIA, however you may not elect LIA without Highest Daily Lifetime Seven. All terms and conditions of Highest Daily Lifetime Seven apply to this version of the benefit, except as described herein. Currently, if you elect Highest Daily Lifetime Seven with LIA and subsequently terminate the benefit, you will be able to re-elect Highest Daily Lifetime Seven with LIA but all conditions of the benefit described below must be met, and you may be subject to a waiting period until you can elect this or another lifetime withdrawal benefit.

 Eligibility Requirements for LIA Amount. Both a waiting period of 36 months, from the benefit effective date, and an elimination period of 120 days, from the date of notification that one or both of the requirements described immediately below have been met, apply before you can become eligible for the LIA Amount. Assuming the 36 month waiting period has been met and we have received notification referenced in the immediately preceding sentence, the LIA amount would be available for withdrawal on the Valuation Date immediately after the 120/th/ day. The waiting period and the elimination period may run concurrently. In addition to satisfying the waiting and elimination period, either or both of the following requirements ("LIA conditions") must be met (it is not necessary to meet both conditions):

 (1)The designated life is confined to a qualified nursing facility. A qualified nursing facility is a facility operated pursuant to law or any state licensed facility providing medically necessary in-patient care which is prescribed by a licensed physician in writing and based on physical limitations which prohibit daily living in a non-institutional setting.
 (2)The designated life is unable to perform two or more basic abilities of caring for oneself or "activities of daily living." We define these basic abilities as:
       i. Eating: Feeding oneself by getting food into the body from a receptacle (such as a plate, cup or table) or by a feeding tube or intravenously.
       ii.Dressing: Putting on and taking off all items of clothing and any necessary braces, fasteners or artificial limbs.
      iii.Bathing: Washing oneself by sponge bath; or in either a tub or shower, including the task of getting into or out of the tub or shower.
       iv.Toileting: Getting to and from the toilet, getting on and off the toilet, and performing associated personal hygiene.
       v. Transferring: Moving into or out of a bed, chair or wheelchair. vi.Continence: Maintaining control of bowel or bladder function; or when unable to maintain control of bowel or bladder function, the ability to perform personal hygiene (including caring for catheter or colostomy bag).

 You must notify us when the LIA conditions have been met. If, when we receive such notification, there are more than 120 days remaining until the end of the waiting period described above, you will not be eligible for the LIA Amount. If there are 120 days or less remaining until the end of the waiting period when we receive notification that the LIA conditions are met, we will determine eligibility for the LIA Amount through our then current administrative process, which may include, but is not limited to, documentation verifying the LIA conditions and/or an assessment by a third party of our choice. Such assessment may be in person and we will assume any costs associated with the aforementioned assessment. Once eligibility is determined, the LIA Amount is equal to double the Annual Income Amount as described in this prospectus under the Highest Daily Lifetime Seven Benefit.

 Additionally, we will reassess your eligibility on an annual basis, although your LIA benefit for the year that immediately precedes our reassessment will not be affected if it is determined you are no longer eligible. Your first reassessment may occur in the same year as your initial assessment. If we determine you are no longer eligible to receive the LIA Amount, upon the next Annuity Anniversary the Annual Income Amount would replace the LIA Amount. There is no limit on the number of times you can become eligible for the LIA Amount, however, each time would require the completion of the 120-day elimination period, notification that the designated life meets the LIA conditions, and determination, through our then current administrative process, that you are eligible for the LIA Amount, each as described above.

 LIA amount at the first Withdrawal. If your first withdrawal subsequent to election of Highest Daily Lifetime Seven with LIA occurs while you are eligible for the LIA Amount, the available LIA Amount is equal to double the Annual Income Amount.

 LIA amount after the First Withdrawal. If you become eligible for the LIA Amount after you have taken your first withdrawal, the available LIA amount for the current and subsequent Annuity Years is equal to double the then current Annual Income Amount, however the available LIA amount in the current Annuity Year is reduced by any withdrawals that have been taken in the current Annuity Year. Cumulative withdrawals in an Annuity Year which are less than or equal to the LIA Amount (when eligible for the LIA amount) will not reduce your LIA Amount in subsequent Annuity Years, but any such withdrawals will reduce the LIA Amount on a dollar-for-dollar basis in that Annuity Year.

 Withdrawals In Excess of the LIA amount. If your cumulative withdrawals in an Annuity Year are in excess of the LIA Amount when you are eligible ("Excess Withdrawal"), your LIA Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the excess portion of the withdrawal to the Account Value immediately prior to the Excess Withdrawal. Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the LIA Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Excess Withdrawals will reduce the Protected Withdrawal Value by the same ratio as the reduction to the LIA Amount.

 Any withdrawals that are less than or equal to the LIA amount (when eligible) but in excess of the free withdrawal amount available under this Annuity will not incur a CDSC.

 Withdrawals are not required. However, subsequent to the first withdrawal, the LIA Amount is not increased in subsequent Annuity Years if you decide not to take a withdrawal in an Annuity Year or take withdrawals in an Annuity Year that in total are less than the LIA Amount.

 Purchase Payments. If you are eligible for the LIA Amount as described under "Eligibility Requirements for LIA Amount" and you make an additional Purchase Payment, we will increase your LIA Amount by double the amount we add to your Annual Income Amount.

 Step Ups. If your Annual Income Amount is stepped up your LIA Amount will be stepped up to equal double the stepped up Annual Income Amount.

 Guarantee Payments. If your Account Value is reduced to zero as a result of cumulative withdrawals that are equal to or less than the LIA Amount, or as a result of the fee that we assess for Highest Daily Lifetime Seven with LIA, and there is still a LIA Amount available, we will make an additional payment for that Annuity Year equal to the remaining LIA Amount. Thus, in that scenario, the remaining LIA Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the LIA Amount as described in this section. We will make payments until the death of the single designated life. Should the designated life no longer qualify for the LIA amount (as described under "Eligibility Requirements for LIA Amount" above), the Annual Income Amount would continue to be available. Subsequent eligibility for the LIA Amount would require the completion of the 120 day elimination period as well as meeting the LIA conditions listed above under "Eligibility Requirements for LIA Amount." To the extent that cumulative withdrawals in the current Annuity Year that reduce your Account Value to zero are more than the LIA Amount (except in the case of required minimum distributions), Highest Daily Lifetime Seven with LIA terminates, and no additional payments are made.

 Annuity Options. In addition to the Highest Daily Lifetime Seven Annuity Options described above, after the 10th benefit anniversary you may also request that we make annuity payments each year equal to the Annual Income Amount. In any year that you are eligible for the LIA Amount, we make annuity payments equal to the LIA Amount. If you would receive a greater payment by applying your Account Value to receive payments for life under your Annuity, we will pay the greater amount. Prior to the 10th benefit anniversary this option is not available.

 We will continue to make payments until the death of the Designated Life. If this option is elected, the Annual Income Amount and LIA Amount will not increase after annuity payments have begun.

 If you elect HD Lifetime Seven with LIA, and never meet the eligibility requirements you will not receive any additional payments based on the LIA Amount.

 SPOUSAL HIGHEST DAILY LIFETIME SEVEN/SM/ INCOME BENEFIT (SHD7/SM/)

 Spousal Highest Daily Lifetime Seven is the spousal version of Highest Daily Lifetime Seven. Currently, if you elect Spousal Highest Daily Lifetime Seven and subsequently terminate the benefit, you will have a waiting period until you can elect another lifetime withdrawal benefit. See "Election of and Designations under the Program" below for details. Spousal Highest Daily Lifetime Seven must be elected based on two Designated Lives, as described below. Each Designated Life must be at least 59 1/2 years old when the benefit is elected. Spousal Highest Daily Lifetime Seven is not available if you elect any other optional living benefit or optional death benefit. As long as your Spousal Highest Daily Lifetime Seven Benefit is in effect, you must allocate your Account Value in accordance with the then permitted and available investment option(s) with this program. For a more detailed description of permitted investment options, see the Investment options section of this prospectus.

 We offer a benefit that guarantees until the later death of two natural persons who are each other's spouses at the time of election of the benefit and at the first death of one of them (the "Designated Lives", and each, a "Designated Life") the ability to withdraw an annual amount (the "Annual Income Amount") equal to a percentage of an initial principal value (the "Protected Withdrawal Value") regardless of the impact of market performance on the Account Value, subject to our program rules regarding the timing and amount of withdrawals. The benefit may be appropriate if you intend to make periodic withdrawals from your Annuity, wish to ensure that market performance will not affect your ability to receive annual payments, and wish either spouse to be able to continue the Spousal Highest Daily Lifetime Seven benefit after the death of the first spouse. You are not required to make withdrawals as part of the program - the guarantees are not lost if you withdraw less than the maximum allowable amount each year under the rules of the benefit. As discussed below, we require that you participate in our asset transfer program in order to participate in Spousal Highest Daily Lifetime Seven, and in Appendix H to this prospectus, we set forth the formula under which we make those asset transfers.

 As discussed below, a key component of Spousal Highest Daily Lifetime Seven is the Protected Withdrawal Value. Because each of the Protected Withdrawal Value and Annual Income Amount is determined in a way that is not solely related to Account Value, it is possible for the Account Value to fall to zero, even though the Annual Income Amount remains. You are guaranteed to be able to withdraw the Annual Income Amount until the death of the second Designated Life, provided that there have not been "excess withdrawals." Excess withdrawals, as discussed below, will reduce your Annual Income Amount. Thus, you could experience a scenario in which your Account Value was zero, and, due to your excess withdrawals, your Annual Income Amount also was reduced to zero. In that scenario, no further amount would be payable under Spousal Highest Daily Lifetime Seven.

 Key Feature - Protected Withdrawal Value
 The Protected Withdrawal Value is used to calculate the initial Annual Income Amount. On the effective date of the benefit , the Protected Withdrawal Value is equal to your Account Value. On each Valuation Day thereafter, until the earlier of the tenth anniversary of benefit election (the "Tenth Anniversary Date") or the date of the first withdrawal, the Protected Withdrawal Value is equal to the "Periodic Value" described in the next paragraph.

 The "Periodic Value" initially is equal to the Account Value on the effective date of the benefit. On each Valuation Day thereafter, until the earlier of the first withdrawal or the Tenth Anniversary Date, we recalculate the Periodic Value. We stop determining the Periodic Value upon the earlier of your first withdrawal after the effective date of the benefit or the Tenth Anniversary Date. On each Valuation Day (the "Current Valuation Day"), the Periodic Value is equal to the greater of:

 (1)the Periodic Value for the immediately preceding business day (the "Prior Valuation Day") appreciated at the daily equivalent of 7% annually during the calendar day(s) between the Prior Valuation Day and the Current Valuation Day (i.e., one day for successive Valuation Days, but more than one calendar day for Valuation Days that are separated by weekends and/or holidays), plus the amount of any adjusted Purchase Payment made on the Current Valuation Day; and
 (2)the Account Value.

 If you make a withdrawal prior to the Tenth Anniversary Date, the Protected Withdrawal Value on the date of the withdrawal is equal to the greatest of:

 (a)the Account Value; or
 (b)the Periodic Value on the date of the withdrawal.

 If you have not made a withdrawal on or before the Tenth Anniversary Date, your Protected Withdrawal Value subsequent to the Tenth Anniversary Date is equal to the greatest of:

 (1)the Account Value; or
 (2)the Periodic Value on the Tenth Anniversary Date, increased for subsequent adjusted Purchase Payments; or
 (3)the sum of:
       (a)200% of the Account Value on the effective date of the benefit;
       (b)200% of all adjusted Purchase Payments made within one year after the effective date of the benefit; and
       (c)all adjusted Purchase Payments made after one year following the effective date of the benefit up to the date of the first withdrawal.

 On and after the date of your first withdrawal, your Protected Withdrawal Value is increased by the amount of any subsequent Purchase Payments, is reduced by withdrawals, including your first withdrawal (as described below), and is increased if you qualify for a step-up (as described below). Irrespective of these calculations, your Protected Withdrawal Value will always be at least equal to your Account Value.

 Key Feature - Annual Income Amount under the Spousal Highest Daily Lifetime Seven Benefit
 The Annual Income Amount is equal to a specified percentage of the Protected Withdrawal Value. The percentage depends on the age of the youngest Designated Life on the date of the first withdrawal after election of the benefit. The percentages are: 5% for ages 79 and younger, 6% for ages 80 to 84, 7% for ages 85 to 89, and 8% for ages 90 and older. We use the age of the youngest

 Designated Life even if that Designated Life is no longer a participant under the Annuity due to death or divorce. Under the Spousal Highest Daily Lifetime Seven benefit, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year. If your cumulative withdrawals are in excess of the Annual Income Amount ("Excess Income"), your Annual Income Amount in subsequent years will be reduced (except with regard to required minimum distributions) by the result of the ratio of the Excess Income to the Account Value immediately prior to such withdrawal (see examples of this calculation below). Reductions include the actual amount of the withdrawal, including any CDSC that may apply. Withdrawals of any amount up to and including the Annual Income Amount will reduce the Protected Withdrawal Value by the amount of the withdrawal. Withdrawals of Excess Income will reduce the Protected Withdrawal Value by the same ratio as the reduction to the Annual Income Amount. A Purchase Payment that you make will (i) increase the then-existing Annual Income Amount by an amount equal to a percentage of the Purchase Payment (including the amount of any associated Credits) based on the age of the Annuitant at the time of the first withdrawal (the percentages are: 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older) and (ii) increase the Protected Withdrawal Value by the amount of the Purchase Payment (including the amount of any associated Credits for Optimum XTra). Note that if your withdrawal of the Annual Income Amount in a given Annuity Year exceeds the applicable free withdrawal amount under the Annuity (but is not considered Excess Income), we will not impose any CDSC on the amount of that withdrawal.

 An automatic step-up feature ("Highest Quarterly Auto Step-Up") is included as part of this benefit. As detailed in this paragraph, the Highest Quarterly Auto Step-Up feature can result in a larger Annual Income Amount if your Account Value increases subsequent to your first withdrawal. We begin examining the Account Value for purposes of the Highest Quarterly Step-Up starting with the anniversary of the Issue Date of the Annuity (the "Annuity Anniversary") immediately after your first withdrawal under the benefit. Specifically, upon the first such Annuity Anniversary, we identify the Account Value on the Valuation Days corresponding to the end of each quarter that
 (i) is based on your Annuity Year, rather than a calendar year; (ii) is subsequent to the first withdrawal; and (iii) falls within the immediately preceding Annuity Year. If the end of any such quarter falls on a holiday or a weekend, we use the next Valuation Day. Having identified each of those quarter-end Account Values, we then multiply each such value by a percentage that varies based on the age of the youngest Designated Life on the Annuity Anniversary as of which the step-up would occur. The percentages are 5% for ages 79 and younger, 6% for ages 80-84, 7% for ages 85-89, and 8% for ages 90 and older. Thus, we multiply each quarterly value by the applicable percentage, adjust each such quarterly value for subsequent withdrawals and Purchase Payments, and then select the highest of those values. If the highest of those values exceeds the existing Annual Income Amount, we replace the existing amount with the new, higher amount. Otherwise, we leave the existing Annual Income Amount intact. In later years, (i.e., after the first Annuity Anniversary after the first withdrawal) we determine whether an automatic step-up should occur on each Annuity Anniversary, by performing a similar examination of the Account Values on the end of the four immediately preceding quarters. At the time that we increase your Annual Income Amount, we also increase your Protected Withdrawal Value to equal the highest quarterly value upon which your step-up was based. If, on the date that we implement a Highest Quarterly Auto Step-Up to your Annual Income Amount, the charge for Spousal Highest Daily Lifetime Seven has changed for new purchasers, you may be subject to the new charge at the time of such step-up. Prior to increasing your charge for Spousal Highest Daily Lifetime Seven upon a step-up, we would notify you, and give you the opportunity to cancel the automatic step-up feature. If you receive notice of a proposed step-up and accompanying fee increase, you should carefully evaluate whether the amount of the step-up justifies the increased fee to which you will be subject.

 The Spousal Highest Daily Lifetime Seven program does not affect your ability to make withdrawals under your annuity, or limit your ability to request withdrawals that exceed the Annual Income Amount. Under Spousal Highest Daily Lifetime Seven, if your cumulative withdrawals in an Annuity Year are less than or equal to the Annual Income Amount, they will not reduce your Annual Income Amount in subsequent Annuity Years, but any such withdrawals will reduce the Annual Income Amount on a dollar-for-dollar basis in that Annuity Year.

 If, cumulatively, you withdraw an amount less than the Annual Income Amount in any Annuity Year, you cannot carry-over the unused portion of the Annual Income Amount to subsequent Annuity Years.

 Examples of dollar-for-dollar and proportional reductions, and the Highest Quarterly Auto Step-Up are set forth below. The values depicted here are purely hypothetical, and do not reflect the charges for the Spousal Highest Daily Lifetime Seven benefit or any other fees and charges. Assume the following for all three examples:
   .   The Issue Date is December 1, 2007
   .   The Spousal Highest Daily Lifetime Seven benefit is elected on March 5,
       2008.
   . The youngest Designated Life was 70 years old when he/she elected the Spousal Highest Daily Lifetime Seven benefit.

 Dollar-for-dollar reductions
 On May 2, 2008, the Protected Withdrawal Value is $120,000, resulting in an Annual Income Amount of $6,000 (since the youngest Designated Life is younger than 80 at the time of the 1/st/ withdrawal, the Annual Income Amount is 5% of the Protected Withdrawal Value, in this case 5% of $120,000). Assuming $2,500 is withdrawn from the Annuity on this date, the remaining Annual Income Amount for that Annuity Year (up to and including December 1, 2008) is $3,500. This is the result of a dollar-for-dollar reduction of the Annual Income Amount - $6,000 less $2,500 = $3,500.

 Proportional reductions
 Continuing the previous example, assume an additional withdrawal of $5,000 occurs on August 6, 2008 and the Account Value at the time of this withdrawal is $110,000. The first $3,500 of this withdrawal reduces the Annual Income Amount for that Annuity Year to $0. The remaining withdrawal amount - $1,500 - reduces the Annual Income Amount in future Annuity Years on a proportional basis based on the ratio of the excess withdrawal to the Account Value immediately prior to the excess withdrawal. (Note that if there were other withdrawals in that Annuity Year, each would result in another proportional reduction to the Annual Income Amount).

 Here is the calculation:

  Account Value before withdrawal                                $110,000.00
  Less amount of "non" excess withdrawal                         $  3,500.00
  Account Value immediately before excess withdrawal of $1,500   $106,500.00
  Excess withdrawal amount                                       $  1,500.00
  Divided by Account Value immediately before excess withdrawal  $106,500.00
  Ratio                                                                 1.41%
  Annual Income Amount                                           $  6,000.00
  Less ratio of 1.41%                                            $     84.51
  Annual Income Amount for future Annuity Years                  $  5,915.49

 Highest Quarterly Auto Step-Up
 On each Annuity Anniversary date, the Annual Income Amount is stepped-up if the appropriate percentage (based on the youngest Designated Life's age on the Annuity Anniversary) of the highest quarterly value since your first withdrawal (or last Annuity Anniversary in subsequent years), adjusted for withdrawals and additional Purchase Payments, is higher than the Annual Income Amount, adjusted for excess withdrawals and additional Purchase Payments (plus any Credits for Optimum XTra).

 Continuing the same example as above, the Annual Income Amount for this Annuity Year is $6,000. However, the excess withdrawal on August 6 reduces this amount to $5,915.49 for future years (see above). For the next Annuity Year, the Annual Income Amount will be stepped-up if 5% (since the youngest Designated Life is younger than 80 on the date of the potential step-up) of the highest quarterly Account Value adjusted for withdrawals, is higher than $5,915.49. Here are the calculations for determining the quarterly values. Only the June 1 value is being adjusted for excess withdrawals as the September 1 and December 1 Valuation Days occur after the excess withdrawal on August 6.

                                 Highest Quarterly Value
                                     (adjusted with          Adjusted Annual
                                 withdrawal and Purchase Income Amount (5% of the
Date*              Account Value       Payments)**       Highest Quarterly Value)
-----              ------------- ----------------------- ------------------------
June 1, 2008        $118,000.00        $118,000.00              $5,900.00
August 6, 2008      $110,000.00        $112,885.55              $5,644.28
September 1, 2008   $112,000.00        $112,885.55              $5,644.28
December 1, 2008    $119,000.00        $119,000.00              $5,950.00

 * In this example, the Annuity Anniversary date is December 1. The quarterly valuation dates are every three months thereafter - March
    1, June 1, September 1, and December 1. In this example, we do not use the March 1 date as the first withdrawal took place after March 1. The Annuity Anniversary Date of December 1 is considered the fourth and final quarterly valuation date for the year.
 ** In this example, the first quarterly value after the first withdrawal is $118,000 on June 1, yielding an adjusted Annual Income Amount of $5,900.00. This amount is adjusted on August 6 to reflect the $5,000 withdrawal. The calculations for the adjustments are:
   . The Account Value of $118,000 on June 1 is first reduced dollar-for-dollar by $3,500 ($3,500 is the remaining Annual Income Amount for the Annuity Year), resulting in an adjusted Account Value of $114,500 before the excess withdrawal.
   . This amount ($114,500) is further reduced by 1.41% (this is the ratio in the above example which is the excess withdrawal divided by the Account Value immediately preceding the excess withdrawal) resulting in a Highest Quarterly Value of $112,885.55.

 The adjusted Annual Income Amount is carried forward to the next quarterly anniversary date of September 1. At this time, we compare this amount to 5% of the Account Value on September 1. Since the June 1 adjusted Annual Income Amount of $5,644.28 is higher than $5,600.00 (5% of $112,000), we continue to carry $5,644.28 forward to the next and final quarterly anniversary date of December 1. The Account Value on December 1 is $119,000 and 5% of this amount is $5,950. Since this is higher than $5,644.28, the adjusted Annual Income Amount is reset to $5,950.00.

 In this example, 5% of the December 1 value yields the highest amount of $5,950.00. Since this amount is higher than the current year's Annual Income Amount of $5,915.49 adjusted for excess withdrawals, the Annual Income Amount for the next Annuity Year, starting on December 2, 2008 and continuing through December 1, 2009, will be stepped-up to $5,950.00.

 Benefits Under The Spousal Highest Daily Lifetime Seven Program
..   To the extent that your Account Value was reduced to zero as a result of cumulative withdrawals that are equal to or less than the Annual Income Amount or as a result of the fee that we assess for Spousal Highest Daily Lifetime Seven, and amounts are still payable under Spousal Highest Daily Lifetime Seven, we will make an additional payment, if any, for that
    Annuity Year equal to the remaining Annual Income Amount for the Annuity Year. Thus, in that scenario, the remaining Annual Income Amount would be payable even though your Account Value was reduced to zero. In subsequent Annuity Years we make payments that equal the Annual Income Amount as described in this section. We will make payments until the death of the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. To the extent that cumulative withdrawals in the current Annuity Year that reduced your
    Account Value to zero are more than the Annual Income Amount, the Spousal Highest Daily Lifetime Seven benefit terminates, and no additional payments will be made. However, if a withdrawal in the latter scenario was taken to meet required minimum distribution requirements under the Annuity, then the benefit will not terminate, and we will continue to pay the Annual Income Amount in the form of a fixed annuity.
..   If Annuity payments are to begin under the terms of your Annuity, or if you decide to begin receiving Annuity payments and there is a Annual Income Amount due in subsequent Annuity Years, you can elect one of the following two options:

       (1)apply your Account Value to any Annuity option available; or
       (2)request that, as of the date Annuity payments are to begin, we make Annuity payments each year equal to the Annual Income Amount.

 We will make payments until the first of the Designated Lives to die, and will continue to make payments until the death of the second Designated Life as long as the Designated Lives were spouses at the time of the first death. If, due to death of a Designated Life or divorce prior to annuitization, only a single Designated Life remains, then Annuity payments will be made as a life annuity for the lifetime of the Designated Life.

 We must receive your request in a form acceptable to us at our office.

..   In the absence of an election when mandatory annuity payments are to begin, we will make annual annuity payments as a joint and survivor or single (as applicable) life fixed annuity with ten payments certain, by applying the greater of the annuity rates then currently available or the annuity rates guaranteed in your Annuity. The amount that will be applied to provide such Annuity payments will be the greater of:

       (1)the present value of the future Annual Income Amount payments. Such present value will be calculated using the greater of the joint and survivor or single (as applicable) life fixed annuity rates then currently available or the joint and survivor or single (as applicable) life fixed annuity rates guaranteed in your Annuity; and
       (2)the Account Value.

..   If no withdrawal was ever taken, we will calculate the Annual Income Amount as if you made your first withdrawal on the date the annuity payments are to begin.
..   Please note that payments that we make under this benefit after the Annuity
    Anniversary coinciding with or next following the older of the owner or Annuitant's 95/th/ birthday, will be treated as annuity payments.

 Other Important Considerations
   . Withdrawals under the Spousal Highest Daily Lifetime Seven benefit are subject to all of the terms and conditions of the Annuity, including any CDSC.
   . Withdrawals made while the Spousal Highest Daily Lifetime Seven Benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. The Spousal Highest Daily Lifetime Seven Benefit does not directly affect the Account Value or surrender value, but any withdrawal will decrease the Account Value by the amount of the withdrawal (plus any applicable CDSC). If you surrender your Annuity you will receive the current surrender value.
   . Upon inception of the benefit, 100% of your Account Value must be allocated to the permitted Sub-accounts.
   . You cannot allocate Purchase Payments or transfer Account Value to the AST Investment Grade Bond Portfolio Sub-account (as described below) if you elect this benefit. A summary description of the AST Investment Grade Bond Portfolio appears within the prospectus section entitled "What Are The Investment Objectives and Policies of The Portfolios?". Upon the initial transfer of your Account Value into the AST Investment Grade Bond Portfolio, we will send a prospectus for that Portfolio to you, along with your confirmation. In addition, you can find a copy of the AST Investment Grade Bond Portfolio prospectus by going to www.prudentialannuities.com.
   . You can make withdrawals from your Annuity without purchasing the Spousal Highest Daily Lifetime Seven benefit. The Spousal Highest Daily Lifetime Seven benefit provides a guarantee that if your Account Value declines due to market performance, you will be able to receive your Annual Income Amount in the form of periodic benefit payments.
   . Transfers to and from the elected Sub-accounts and the AST Investment Grade Bond Portfolio Sub-account triggered by the asset transfer component of the benefit will not count toward the maximum number of free transfers allowable under an Annuity.

   . We currently limit the Sub-accounts in which you may allocate Account Value if you participate in this benefit. Moreover, if you are invested in prohibited investment options and seek to acquire the benefit, we will ask you to reallocate to permitted investment options as a prerequisite to acquiring the benefit. Should we prohibit access to any investment option, any transfers required to move Account Value to eligible investment options will not be counted in determining the number of free transfers during an Annuity Year.
   . The fee for Spousal Highest Daily Lifetime Seven is 0.75% annually of the Protected Withdrawal Value. We deduct this fee at the end of each quarter, where each such quarter is part of a year that begins on the effective date of the benefit or an anniversary thereafter. Thus, on each such quarter-end (or the next Valuation Day, if the quarter-end is not a Valuation Day), we deduct 0.1875% of the Protected Withdrawal Value at the end of the quarter. We deduct the fee pro rata from each of your Sub-accounts including the AST Investment Grade Bond Sub-account. Since this fee is based on the Protected Withdrawal Value, the fee for Spousal Highest Daily Lifetime Seven may be greater than it would have been, had it been based on the Account Value alone. If the fee to be deducted exceeds the current Account Value, we will reduce the Account Value to zero, and continue the benefit as described above.

 Election of and Designations under the Program
 Spousal Highest Daily Lifetime Seven can only be elected based on two Designated Lives. Designated Lives must be natural persons who are each other's spouses at the time of election of the program and at the death of the first of the Designated Lives to die. Currently, Spousal Highest Daily Lifetime Seven only may be elected where the Owner, Annuitant, and Beneficiary designations are as follows:

..   One Annuity Owner, where the Annuitant and the Owner are the same person and the beneficiary is the Owner's spouse. The Owner/Annuitant and the beneficiary each must be at least 59 1/2 years old at the time of election; or
..   Co-Annuity Owners, where the Owners are each other's spouses. The beneficiary designation must be the surviving spouse, or the spouses named equally. One of the owners must be the Annuitant. Each Owner must each be at least 59 1/2 years old at the time of election; or
..   One Annuity Owner, where the Owner is a custodial account established to hold retirement assets for the benefit of the Annuitant pursuant to the provisions of Section 408(a) of the Internal Revenue Code (or any successor Code section thereto) ("Custodial Account"), the beneficiary is the Custodial Account, and the spouse of the Annuitant is the Contingent Annuitant. Both the Annuitant and the Contingent Annuitant each must be at least 59 1/2 years old at the time of election.

 We do not permit a change of Owner under this benefit, except as follows:
 (a) if one Owner dies and the surviving spousal Owner assumes the Annuity or
 (b) if the Annuity initially is co-owned, but thereafter the Owner who is not the Annuitant is removed as Owner. We permit changes of beneficiary under this benefit. If the Designated Lives divorce, the Spousal Highest Daily Lifetime Seven benefit may not be divided as part of the divorce settlement or judgment. Nor may the divorcing spouse who retains ownership of the Annuity appoint a new Designated Life upon re-marriage.

 Spousal Highest Daily Lifetime Seven can be elected at the time that you purchase your Annuity or after the Issue Date, subject to our eligibility rules and restrictions described in this benefit section.

 Currently, if you terminate the Spousal Highest Daily Lifetime Seven benefit, you generally will only be allowed to re-elect the benefit or to elect the Lifetime Five Benefit, the Spousal Lifetime Five Benefit, or the Highest Daily Lifetime Seven Benefit on any anniversary of the Issue Date that is at least 90 calendar days from the date the Spousal Highest Daily Lifetime Seven Benefit was terminated. We reserve the right to further limit the election frequency in the future. Similarly, we generally will permit those who have terminated Lifetime Five, Spousal Lifetime Five, Highest Daily Lifetime Five, or Highest Daily Lifetime Seven to elect Spousal Highest Daily Lifetime Seven only on an anniversary of the Issue Date that is at least 90 calendar days from the date that such benefit was terminated. We reserve the right to waive that requirement.

 Return of Principal Guarantee
 If you have not made a withdrawal before the Tenth Anniversary, we will increase your Account Value on that Tenth Anniversary (or the next Valuation Day, if that anniversary is not a Valuation Day), if the requirements set forth in this paragraph are met. On the Tenth Anniversary, we add:

 a) your Account Value on the day that you elected Spousal Highest Daily Lifetime Seven; and
 b) the sum of each Purchase Payment you made (including any Credits for Optimum XTra) during the one-year period after you elected the benefit.

 If the sum of (a) and (b) is greater than your Account Value on the Tenth Anniversary, we increase your Account Value to equal the sum of (a) and (b), by contributing funds from our general account. If the sum of (a) and (b) is less than or equal to your Account Value on the Tenth Anniversary, we make no such adjustment. The amount that we add to your Account Value under this provision will be allocated to each of your variable investment options (other than a bond Sub-account used with this benefit), in the same proportion that each such Sub-account bears to your total Account Value, immediately before the application of the amount. Any such amount will not be considered a Purchase Payment when calculating your Protected Withdrawal Value, your death benefit, or the amount of any optional benefit that you may have selected, and therefore will have no direct impact on any such values at the time we add this amount. This potential addition to Account Value is available only if you have elected Spousal Highest Daily Lifetime Seven and if you meet the conditions set forth in this paragraph. Thus, if you take a withdrawal prior to the Tenth Anniversary, you are not eligible to receive the Return of Principal Guarantee. The Return of Principal guarantee is not available in Washington State.

 Termination of the Program
 You may terminate the benefit at any time by notifying us. If you terminate the benefit, any guarantee provided by the benefit will terminate as of the date the termination is effective, and certain restrictions on re-election will apply as described above. The benefit terminates: (i) if upon the death of the first Designated Life, the surviving Designated Life opts to take the death benefit under the Annuity (thus, the benefit does not terminate solely because of the death of the first Designated Life) (ii) upon the death of the second Designated Life, (iii) upon your termination of the benefit (although if you have elected to take annuity payments in the form of the Annual Income Amount, we will continue to pay the Annual Income Amount) (iv) upon your surrender of the Annuity (v) upon your election to begin receiving annuity payments (vi) if both the Account Value and Annual Income Amount equal zero or
 (vii) if you cease to meet our requirements for issuing the benefit (see Election of and Designations under the Program).

 Upon termination of Spousal Highest Daily Lifetime Seven other than upon death of a Designated Life, we impose any accrued fee for the benefit (i.e., the fee for the pro-rated portion of the year since the fee was last assessed), and thereafter we cease deducting the charge for the benefit. With regard to your investment allocations, upon termination we will: (i) leave intact amounts that are held in the variable investment options, and (ii) transfer all amounts held in the AST Investment Grade Bond Portfolio Sub-account (as defined below) to your variable investment options, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e. in the same proportion as the current balances in your variable investment options).

 Asset Transfer Component of Spousal Highest Daily Lifetime Seven
 As indicated above, we limit the Sub-accounts to which you may allocate Account Value if you elect Spousal Highest Daily Lifetime Seven. For purposes of this benefit, we refer to those permitted Sub-accounts as the "Permitted Sub-accounts". As a requirement of participating in Spousal Highest Daily Lifetime Seven, we require that you participate in our specialized asset transfer program, under which we may transfer Account Value between the Permitted Sub-accounts and a specified bond fund within the Advanced Series Trust (the "AST Investment Grade Bond Sub-account"). We determine whether to make a transfer, and the amount of any transfer, under a non-discretionary formula, discussed below. The AST Investment Grade Bond Sub-account is available only with this benefit, and thus you may not allocate Purchase Payments to the AST Investment Grade Bond Sub-account. Under the asset transfer component of Spousal Highest Daily Lifetime Seven, we monitor your Account Value daily and, if dictated by the formula, systematically transfer amounts between the Permitted Sub-accounts you have chosen and the AST Investment Grade Bond Sub-account. Any transfer would be made in accordance with a formula, which is set forth in the Appendix H to this prospectus. Speaking generally, the formula, which we apply each Valuation Day, operates as follows. The formula starts by identifying an income basis for that day and then multiplies that figure by 5%, to produce a projected (i.e., hypothetical) Highest Daily annual income amount. Note that we use 5% in the formula, irrespective of the youngest Designated Life's attained age. Then we produce an estimate of the total amount we would target in our allocation model, based on the projected income amount and factors set forth in the formula. In the formula, we refer to that value as the "Target Value" or "L". If you have already made a withdrawal, your projected income amount (and thus your Target Value) would take into account any automatic step-up, any subsequent purchase payments, and any excess withdrawals. Next, the formula subtracts from the Target Value the amount held within the AST Investment Grade Bond Sub-account on that day, and divides that difference by the amount held within the Permitted Sub-accounts. That ratio, which essentially isolates the amount of your Target Value that is not offset by amounts held within the AST Investment Grade Bond Sub-account, is called the "Target Ratio" or "r". If the Target Ratio exceeds a certain percentage (currently 83%), it means essentially that too much Target Value is not offset by assets within the AST Investment Grade Bond Sub-account, and therefore we will transfer an amount from your Permitted Sub-accounts to the AST Investment Grade Bond Sub-account. Conversely, if the Target Ratio falls below a certain percentage (currently 77%), then a transfer from the AST Investment Grade Bond Sub-account to the Permitted Sub-accounts would occur.

 As you can glean from the formula, a downturn in the securities markets (i.e., a reduction in the amount held within the Permitted Sub-accounts) may cause us to transfer some of your variable Account Value to the AST Investment Grade Bond Sub-account, because such a reduction will tend to increase the Target Ratio. Moreover, certain market return scenarios involving "flat" returns over a period of time also could result in the transfer of money to the AST Investment Grade Bond Sub-account. In deciding how much to transfer, we use another formula, which essentially seeks to re-balance amounts held in the Permitted Sub-accounts and the AST Investment Grade Bond Sub-account so that the Target Ratio meets a target, which currently is equal to 80%. Once you elect Spousal Highest Daily Lifetime Seven, the ratios we use will be fixed. For newly-issued Annuities that elect Spousal Highest Daily Lifetime Seven and existing Annuities that elect Spousal Highest Daily Lifetime Seven, however, we reserve the right to change the ratios.

 While you are not notified when your Annuity reaches a reallocation trigger, you will receive a confirmation statement indicating the transfer of a portion of your Account Value either to or from the AST Investment Grade Bond Sub-account. The formula by which the reallocation triggers operate is designed primarily to mitigate the financial risks that we incur in providing the guarantee under Spousal Highest Daily Lifetime Seven.

 Depending on the results of the calculation relative to the reallocation triggers, we may, on any day:

   .   Not make any transfer; or
   . If a portion of your Account Value was previously allocated to the AST Investment Grade Bond Sub-account, transfer all or a portion of those amounts to the Permitted Sub-accounts, based on your existing allocation instructions or (in the absence of such existing instructions) pro rata (i.e., in the same proportion as the current balances in your variable investment options). Amounts taken out of the AST Investment Grade Bond Sub-account will be withdrawn for this purpose on a last-in, first-out basis; or
   . Transfer all or a portion of your Account Value in the Permitted Sub-accounts pro-rata to the AST Investment Grade Bond Sub-account.

 If a significant amount of your Account Value is systematically transferred to the AST Investment Grade Bond Sub-account during periods of market declines or low interest rates, less of your Account Value may be available to participate in the investment experience of the Permitted Sub-accounts if there is a subsequent market recovery. If your entire Account Value is transferred to the AST Investment Grade Bond Sub-account, then based on the way the formula operates, that value would remain in the AST Investment Grade Bond Sub-account unless you made additional Purchase Payments to the Permitted Sub-accounts, which could cause Account Value to transfer out of the AST Investment Grade Bond Sub-account.

 Additional Tax Considerations
 If you purchase an annuity as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Tax Sheltered Annuity (or 403(b)) or employer plan under Code Section 401(a), the Required Minimum Distribution rules under the Code provide that you begin receiving periodic amounts from your annuity beginning after age 70 1/2. For a Tax Sheltered Annuity or a 401(a) plan for which the participant is not a greater than five (5) percent owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the owner's lifetime. The amount required under the Code may exceed the Annual Income Amount, which will cause us to increase the Annual Income Amount in any Annuity Year that Required Minimum Distributions due from your Annuity are greater than such amounts. In addition, the amount and duration of payments under the annuity payment and death benefit provisions may be adjusted so that the payments do not trigger any penalty or excise taxes due to tax considerations such as Required Minimum Distribution provisions under the tax law. Please note, however, that any withdrawal you take prior to the Tenth Anniversary, even if withdrawn to satisfy required minimum distribution rules, will cause you to lose the ability to receive the Return of Principal Guarantee and the guaranteed amount described above under "KEY FEATURE - Protected Withdrawal Value".

 As indicated, withdrawals made while this benefit is in effect will be treated, for tax purposes, in the same way as any other withdrawals under the Annuity. Please see the Tax Considerations section of the prospectus for a detailed discussion of the tax treatment of withdrawals. We do not address each potential tax scenario that could arise with respect to this benefit here. However, we do note that if you participate in Spousal Highest Daily Lifetime Seven through a non-qualified annuity, as with all withdrawals, once all Purchase Payments are returned under the Annuity, all subsequent withdrawal amounts will be taxed as ordinary income.

 Spousal HD Lifetime Seven with Beneficiary Income Option/SM/
 Subject to regulatory approval and beginning on July 21, 2008, the Annuity Owner may opt for a death benefit, the value of which is linked to the Annual Income Amount under the benefit. We refer to the death benefit as the Beneficiary Income Option. As detailed below, a beneficiary taking the Annuity's death benefit under this feature is paid the Annual Income Amount until the Protected Withdrawal Value is depleted. (Note that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount). We impose a total charge of 0.95% annually, applied against the Protected Withdrawal Value, if you choose Spousal Highest Daily Lifetime Seven with Beneficiary Income Option. Since this fee is based on Protected Withdrawal Value, the fee for Highest Daily Lifetime Seven with the Beneficiary Income Option may be greater than it would have been, based on the Account Value alone.

 You may choose Spousal Highest Daily Lifetime Seven without also selecting the Beneficiary Income Option death benefit. If you elect the Beneficiary Income Option death benefit, you may not elect any other optional death benefit. You may elect the Beneficiary Income Option death benefit so long as each Designated Life is no older than age 75 at the time of election. This death benefit is not transferable in the event of a divorce, nor may the benefit be split in accordance with any divorce proceedings or similar instrument of separation.

 For purposes of the Beneficiary Income Option death benefit, we calculate the Annual Income Amount and Protected Withdrawal Value in the same manner that we do under Spousal Highest Daily Lifetime Seven itself (except that we also exclude from the Protected Withdrawal Value the amount of any Credit that was granted within 12 months prior to death). Upon the first death of a Designated Life, no amount is payable under the Beneficiary Income Option death benefit. Upon the second death of a Designated

 Life, we identify the following amounts: (a) the amount of the basic Death Benefit under the Annuity (b) the Protected Withdrawal Value and (c) the Annual Income Amount. If there were no withdrawals prior to the date of death, then we calculate the Protected Withdrawal Value for purposes of this death benefit as of the date of death, and we calculate the Annual Income Amount as if there were a withdrawal on the date of death. If there were withdrawals prior to the date of death, then we set the Protected Withdrawal Value and Annual Income Amount for purposes of this death benefit as of the date that we receive due proof of death.

 If there is one beneficiary, he/she must choose to receive either the basic Death Benefit (in a lump sum or other permitted form of distribution) or the Beneficiary Income Option death benefit (in the form of annual payment of the Annual Income Amount - such payments may be annual or at other intervals that we permit). If there are multiple beneficiaries, each beneficiary is presented with the same choice. Thus, each beneficiary can choose to take his/her portion of either (a) the basic Death Benefit or (b) the Beneficiary Income Option death benefit. In order to receive the Beneficiary Income Option Death Benefit, each beneficiary's share of the death benefit proceeds must be allocated as a percentage of the total death benefit to be paid. We allow a beneficiary who has opted to receive the Annual Income Amount to designate another beneficiary, who would receive any remaining payments upon the former beneficiary's death. Note also that the final payment, exhausting the Protected Withdrawal Value, may be less than the Annual Income Amount.

 Here is an example to illustrate how the death benefit may be paid:
   . Assume that (i) the basic death benefit is $50,000, the Protected Withdrawal Value is $100,000, and the Annual Income Amount is $5,000;
       (ii) there are two beneficiaries (the first designated to receive 75% of the death benefit and the second designated to receive 25% of the death benefit); (iii) the first beneficiary chooses to receive his/her portion of the death benefit in the form of the Annual Income Amount, and the second beneficiary chooses to receive his/her portion of the death benefit with reference to the basic death benefit.
   . Under those assumptions, the first beneficiary will be paid a pro-rated portion of the Annual Income Amount for 20 years (the 20 year pay out period is derived from the $5,000 Annual Income Amount, paid each year until it exhausts the entire $100,000 Protected Withdrawal Value).

       The pro-rated portion of the Annual Income Amount equal to $3,750 (i.e., the first beneficiary's 75% share multiplied by $5,000) is then paid each year for the 20 year period. Payment of $3,750 for 20 years results in total payments of $75,000 (i.e., the first beneficiary's 75% share of the $100,000 Protected Withdrawal Value).

       The second beneficiary would receive 25% of the basic death benefit amount (or $12,500).

 If you elect to terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, both Spousal Highest Daily Lifetime Seven and that death benefit option will be terminated. You may not terminate the death benefit option without terminating the entire benefit. If you terminate Spousal Highest Daily Lifetime Seven with Beneficiary Income Option, your ability to elect other optional living benefits will be affected as indicated in the "Election and Designations under the Program" section, above.

                                 DEATH BENEFIT

 WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?
 Each Annuity provides a Death Benefit during its accumulation period. If an Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of an Owner. If an Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. Generally, if a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

 BASIC DEATH BENEFIT
 Each Annuity provides a basic Death Benefit at no additional charge. The Insurance Charge we deduct daily from your Account Value allocated to the Sub-accounts is used, in part, to pay us for the risk we assume in providing the basic Death Benefit guarantee under an Annuity. Each Annuity also offers four different optional Death Benefits that can be purchased for an additional charge. The additional charge is deducted to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. Notwithstanding the additional protection provided under the optional Death Benefits, the additional cost has the impact of reducing the net performance of the investment options. In addition, with respect to Optimum XTra, under certain circumstances, your Death Benefit may be reduced by the amount of any Credits we applied to your Purchase Payments. (See "How are Credits Applied to My Account Value".)

 The basic Death Benefit is the greater of:
   . The sum of all Purchase Payments (not including any Credits) less the sum of all proportional withdrawals.
   . The sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations.

 With respect to Optimum XTra, the basic Death Benefit is reduced by the amount of any Credits applied within 12 months prior to the date of death (upon receipt of SEC approval of related exemptive application).

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments for purposes of calculating the basic Death Benefit.

 OPTIONAL DEATH BENEFITS
 Four optional Death Benefits are offered for purchase with your Annuity to provide an enhanced level of protection for your beneficiaries.

 Currently, these benefits are only offered in those jurisdictions where we have received regulatory approval and must be elected at the time that you purchase your Annuity. We may, at a later date, allow existing Annuity Owners to purchase an optional Death Benefit subject to our rules and any changes or restrictions in the benefits. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit may only be elected individually, and cannot be elected in combination with any other optional Death Benefit. If you elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven, you are not permitted to elect an optional Death Benefit. With respect to Optimum XTra, under certain circumstances, each Optional Death Benefit that you elect may be reduced by the amount of Credits applied to your Purchase Payments (upon receipt of SEC approval of related exemptive application).

 Investment Restrictions may apply if you elect certain optional death benefits.

 Enhanced Beneficiary Protection Optional Death Benefit

 The Enhanced Beneficiary Protection Optional Death Benefit can provide additional amounts to your Beneficiary that may be used to offset federal and state taxes payable on any taxable gains in your Annuity at the time of your death. Whether this benefit is appropriate for you may depend on your particular circumstances, including other financial resources that may be available to your Beneficiary to pay taxes on your Annuity should you die during the accumulation period. No benefit is payable if death occurs on or after the Annuity Date.

 The Enhanced Beneficiary Protection Optional Death Benefit provides a benefit that is payable in addition to the basic Death Benefit and certain other optional death benefits you may elect in conjunction with this benefit.

 If the Annuity has one Owner, the Owner must be age 75 or less at the time the benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 75 or less. If an Annuity is owned by an entity, the Annuitant must be age 75 or less.

 Calculation Of Enhanced Beneficiary Protection Optional Death Benefit If you purchase the Enhanced Beneficiary Protection Optional Death Benefit, the Death Benefit is calculated as follows:

 1. the basic Death Benefit described above;

    PLUS

 2. 40% of your "Growth" under an Annuity, as defined below.

 "Growth" means the sum of your Account Value in the Sub-accounts and your Interim Value in the Fixed Allocations, minus the total of all Purchase Payments (less the amount of any Credits applied within 12-months prior to the date of death, with respect to Optimum XTra) reduced by the sum of all proportional withdrawals.

 "Proportional withdrawals" are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. For example, a withdrawal of 50% of Account Value would be considered as a 50% reduction in Purchase Payments.

 The Enhanced Beneficiary Protection Optional Death Benefit is subject to a maximum of 100% of all Purchase Payments applied to an Annuity at least 12 months prior to the death of the decedent that triggers the payment of the Death Benefit.

 The Enhanced Beneficiary Protection Optional Death Benefit is being offered in those jurisdictions where we have received regulatory approval. Please refer to the section entitled "Tax Considerations" for a discussion of special tax considerations for purchasers of this benefit. The Enhanced Beneficiary Protection Death Benefit is not available if you elect the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit or the Spousal Lifetime Five Income Benefit.

 See Appendix B for examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated.

 Highest Anniversary Value Death Benefit ("HAV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Anniversary Value Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If an Annuity is owned by an entity, the Annuitant must be age 79 or less. Certain of the Portfolios offered as Sub-accounts under the Annuity are not available if you elect the Highest Anniversary Value Death Benefit.

 Calculation of Highest Anniversary Value Death Benefit
 The HAV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of Optimum XTra) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Anniversary Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Highest Anniversary Value Death Benefit is not available if you elect "Combination 5% Roll-up and Highest Anniversary Value" or the "Highest Daily Value" Death Benefit. It is also not available with Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven.

 Please refer to the definition of Death Benefit Target Date below. This death benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer contract anniversaries before the death benefit target date is reached. The death benefit target date under this death benefit is earlier than the death benefit target date under the Combination 5% Roll-up and Highest Anniversary Value Death Benefit for Owners who are age 76 or older when an Annuity is issued, which may result in a lower value on the death benefit, since there will be fewer contract anniversaries before the death benefit target date is reached.

 See Appendix B for examples of how the Highest Anniversary Value Death Benefit is calculated.

 Combination 5% Roll-up and Highest Anniversary Value Death Benefit

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Combination 5% Roll-up and HAV Optional Death Benefit is purchased. If an Annuity has joint Owners, the oldest Owner must be age 79 or less. If the Annuity is owned by an entity, the Annuitant must be age 79 or less.

 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 Calculation of the Combination 5% Roll-up and Highest Anniversary Value Death Benefit
 The Combination 5% Roll-up and HAV Death Benefit equals the greatest of:

       1. the basic Death Benefit described above; and
       2. the Highest Anniversary Value Death Benefit described above; and
       3. 5% Roll-up described below.

       Thecalculation of the 5% Roll-up depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date the 5% Roll up is equal to:

       . all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of Optimum XTra) increasing at an annual effective interest rate of 5% starting on the date that each Purchase Payment is made and ending on the Owner's date of death;

    MINUS

       . the sum of all withdrawals, dollar for dollar up to 5% of the Death Benefit's value as of the prior contract anniversary (or Issue Date if the withdrawal is in the first contract year). Any withdrawals in excess of the 5% dollar for dollar limit are proportional.

       If the Owner dies on or after the Death Benefit Target Date the 5% Roll-up is equal to:

       . the 5% Roll-up value as of the Death Benefit Target Date increased by total Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to date of death in the case of Optimum XTra) made after the Death Benefit Target Date;

    MINUS

       . the sum of all withdrawals which reduce the 5% Roll-up proportionally.

 In the case of Optimum XTra, as indicated, the amounts calculated in Items 1, 2 and 3 above (before, on or after the Death Benefit Target Date) may be reduced by any Credits under certain circumstances. Please refer to the definitions of Death Benefit Target Date below. This Death Benefit may not be an appropriate feature where the Owner's age is near the age specified in the Death Benefit Target Date. This is because the benefit may not have the same potential for growth as it otherwise would, since there will be fewer Annuity anniversaries before the Death Benefit Target Date is reached.

 The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is not available if you elect any other optional Death Benefit or elect Spousal Lifetime Five or Spousal Highest Daily Lifetime Seven.

 See Appendix B for examples of how the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit is calculated.

 Key Terms Used with the Highest Anniversary Value Death Benefit and the Combination 5% Roll-up and Highest Anniversary Value Death Benefit:

   . The Death Benefit Target Date for the Highest Anniversary Value Death Benefit is the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned.

   . The Death Benefit Target Date for the Combination 5% Roll-up and HAV Death Benefit is the later of the contract anniversary on or after the 80/th/ birthday of the current Owner, the oldest of either joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Anniversary Value equals the highest of all previous "Anniversary Values" less proportional withdrawals since such anniversary and plus any Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum XTra) since such anniversary.

   . The Anniversary Value is the Account Value as of each anniversary of the Issue Date of an Annuity. The Anniversary Value on the Issue Date is equal to your Purchase Payment. (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum XTra).

   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Anniversary Value or 5% Roll-up value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Anniversary Value or 5% Roll-up value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Anniversary Value ($ 125,000) by 10% or $12,500.

 Highest Daily Value Death Benefit ("HDV")

 If an Annuity has one Owner, the Owner must be age 79 or less at the time the Highest Daily Value Death Benefit is elected. If an Annuity has joint Owners, the older Owner must be age 79 or less. If there are joint Owners, death of the Owner refers to the first to die of the joint Owners. If an Annuity is owned by an entity, the Annuitant must be age 79 or less and death of the Owner refers to the death of the Annuitant.

 If you elect this benefit, you must allocate your Account Value in accordance with the then permitted and available option(s) with this benefit.

 The HDV Death Benefit depends on whether death occurs before or after the Death Benefit Target Date.

       If the Owner dies before the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum XTra); and
       2. the HDV as of the Owner's date of death.

       If the Owner dies on or after the Death Benefit Target Date, the Death Benefit equals the greater of:

       1. the basic Death Benefit described above; and
       2. the HDV on the Death Benefit Target Date plus the sum of all Purchase Payments (including any Credits applied to such Purchase Payments more than twelve (12) months prior to the date of death in the case of Optimum XTra) less the sum of all proportional withdrawals since the Death Benefit Target Date.

       The amount determined by this calculation is increased by any Purchase Payments received after the Owner's date of death and decreased by any proportional withdrawals since such date.

       The Highest Daily Value Death Benefit described above is currently being offered in those jurisdictions where we have received regulatory approval. The Highest Daily Value Death Benefit is not available if you elect the Guaranteed Return Option, Guaranteed Return Option Plus, Guaranteed Return Option Plus 2008, Highest Daily GRO, Spousal Lifetime Five, Highest Daily Lifetime Five, Highest Daily Lifetime Seven, Spousal Highest Daily Lifetime Seven the "Combination 5% Roll-up and Highest Anniversary Value" Death Benefit, or the Highest Anniversary Value Death Benefit.

 Key Terms Used with the Highest Daily Value Death Benefit:

   . The Death Benefit Target Date for the Highest Daily Value Death Benefit is the later of an Annuity anniversary on or after the 80/th/ birthday of the current Owner, or the older of either the joint Owner or the Annuitant, if entity owned, or five years after the Issue Date of an Annuity.

   . The Highest Daily Value equals the highest of all previous "Daily Values" less proportional withdrawals since such date and plus any Purchase Payments (plus associated Credits in the case of Optimum XTra) since such date.

   . The Daily Value is the Account Value as of the end of each Valuation Day. The Daily Value on the Issue Date is equal to your Purchase Payment (plus associated Credits applied more than twelve (12) months prior to the date of death in the case of Optimum XTra).

   . Proportional withdrawals are determined by calculating the percentage of your Account Value that each prior withdrawal represented when withdrawn. Proportional withdrawals result in a reduction to the Highest Daily Value by reducing such value in the same proportion as the Account Value was reduced by the withdrawal as of the date the withdrawal occurred. For example, if your Highest Daily Value is $125,000 and you subsequently withdraw $10,000 at a time when your Account Value is equal to $100,000 (a 10% reduction), when calculating the optional Death Benefit we will reduce your Highest Daily Value ($125,000) by 10% or $12,500.

 Please see Appendix B to this prospectus for a hypothetical example of how the HDV Death Benefit is calculated.

 Annuities with Joint Owners
 For Annuities with joint Owners, the Death Benefits are calculated as shown above except that the age of the oldest of the joint Owners is used to determine the Death Benefit Target Date. NOTE: If you and your spouse own your Annuity jointly, we will pay the Death Benefit to the Beneficiary. If the sole primary Beneficiary is the surviving spouse, then the surviving spouse can elect to assume ownership of your Annuity and continue the Annuity instead of receiving the Death Benefit.

 Annuities Owned by Entities
 For Annuities owned by an entity, the Death Benefits are calculated as shown above except that the age of the Annuitant is used to determine the Death Benefit Target Date. Payment of the Death Benefit is based on the death of the Annuitant (or Contingent Annuitant, if applicable).

 Can I Terminate the Optional Death Benefits? Do the Optional Death Benefits Terminate under other Circumstances?
 You can terminate the Enhanced Beneficiary Protection Death Benefit and the Highest Anniversary Value Death Benefit at any time. The "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit may not be terminated once elected. The optional Death Benefits will terminate automatically on the Annuity Date. We may also terminate any optional Death Benefit if necessary to comply with our interpretation of the Code and applicable regulations.

 What are the Charges for the Optional Death Benefits?
 We deduct a charge equal to 0.25% per year of the average daily net assets of the Sub-accounts for each of the Highest Anniversary Value Death Benefit and the Enhanced Beneficiary Protection Death Benefit and 0.50% per year of the average daily net assets of the Sub-accounts for each of the "Combination 5% Roll-up and HAV Death Benefit" and the HDV Death Benefit. We deduct the charge for each of these benefits to compensate Prudential Annuities for providing increased insurance protection under the optional Death Benefits. The additional annual charge is deducted daily against your Account Value allocated to the Sub-accounts.

 Please refer to the section entitled "Tax Considerations" for additional considerations in relation to the optional Death Benefit.

 PRUDENTIAL ANNUITIES' ANNUITY REWARDS

 What is the Annuity Rewards Benefit?
 The Annuity Rewards Benefit offers Owners the ability to capture any market gains since the Issue Date of their Annuity as an enhancement to their current Death Benefit so their Beneficiaries will not receive less than an Annuity's value as of the effective date of the benefit. Under the Annuity Rewards Benefit, Prudential Annuities guarantees that the Death Benefit will not be less than:

       . your Account Value in the Sub-accounts plus the Interim Value in any Fixed Allocations as of the effective date of the benefit

       . MINUS any proportional withdrawals following the effective date of the benefit

       . PLUS any additional Purchase Payments applied to your Annuity following the effective date of the benefit.

 The Annuity Rewards Death Benefit enhancement does not affect the calculation of the basic Death Benefit or any Optional Death Benefits available under an Annuity. If the Death Benefit amount payable under your Annuity's basic Death Benefit or any Optional Death Benefits you purchase is greater than the enhanced Death Benefit under the Annuity Rewards Benefit on the date the Death Benefit is calculated, your Beneficiary will receive the higher amount.

 Who is Eligible for the Annuity Rewards Benefit?
 Owners can elect the Annuity Rewards Death Benefit enhancement when there is no longer a CDSC associated with your Annuity. However, the Account Value on the date that the Annuity Rewards benefit is effective, must be greater than the amount that would be payable to the Beneficiary under the Death Benefit (including any amounts payable under any Optional Death Benefit then in effect). The effective date must occur before annuity payments begin. There can only be one effective date for the Annuity Rewards Death Benefit enhancement. There is no additional charge for electing the Annuity Rewards Death Benefit enhancement.

 PAYMENT OF DEATH BENEFITS

 Alternative Death Benefit Payment Options - Annuities owned by Individuals (not associated with Tax-Favored Plans)
 Except in the case of a spousal assumption as described below, upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract.

 If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death.

 In the event of your death before the Annuity Date, the Death Benefit must be distributed:

   .   within five (5) years of the date of death; or
   . as a series of payments not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

 Unless you have made an election prior to Death Benefit proceeds becoming due, a Beneficiary can elect to receive the Death Benefit proceeds under the Beneficiary Continuation Option as described below in the section entitled "Beneficiary Continuation Option," as a series of annuity payments.

 Upon our receipt of proof of death, we will send to the beneficiary materials that list these payment options.

 Alternative Death Benefit Payment Options - Annuities held by Tax-Favored Plans The Code provides for alternative death benefit payment options when an Annuity is used as an IRA, 403(b) or other "qualified investment" that requires minimum distributions. Upon your death under an IRA, 403(b) or other "qualified investment", the designated Beneficiary may generally elect to continue the Annuity and receive Required Minimum Distributions under the Annuity instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date Required Minimum Distributions under the Code were to begin, whether you have named a designated beneficiary and whether the Beneficiary is your surviving spouse.

   . If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life expectancy of the designated beneficiary (provided such payments begin by December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life expectancy of your spouse with such payments beginning no later than December 31/st/ / of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
   . If you die before a designated beneficiary is named and before the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.
   . If you die before a designated beneficiary is named and after the date Required Minimum Distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary.

 A beneficiary has the flexibility to take out more each year than mandated under the Required Minimum Distribution rules.

 Until withdrawn, amounts in an IRA, 403(b) or other "qualified investment" continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the Required Minimum Distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date Required Minimum Distributions must begin under the Code.

 The tax consequences to the beneficiary may vary among the different death benefit payment options. See the Tax Considerations section of this prospectus, and consult your tax advisor.

 Beneficiary Continuation Option
 Instead of receiving the death benefit in a single payment, or under an Annuity Option, a beneficiary may take the death benefit under an alternative death benefit payment option, as provided by the Code and described above under the sections entitled "Payment of Death Benefits" and "Alternative Death Benefit Payment Options - Annuities Held by Tax-Favored Plans." This "Beneficiary Continuation Option" is described below and is available for both qualified Annuities (i.e. annuities sold to an IRA, Roth IRA, SEP IRA, or 403(b)) and non-qualified Annuities.

 Under the Beneficiary Continuation Option:
   . The Owner's Annuity will be continued in the Owner's name, for the benefit of the beneficiary.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur a Settlement Service Charge which is an annual charge assessed on a daily basis against the average assets allocated to the Sub-accounts. For non-qualified Annuities the charge is 1.00% per year, and for qualified Annuities the charge is 1.40% per year.
   . Beginning on the date we receive an election by the beneficiary to take the death benefit in a form other than a lump sum, the beneficiary will incur an annual maintenance fee equal to the lesser of $30 or 2% of Account Value. For non-qualified annuities, the fee will only apply if the Account Value is less than $25,000 at the time the fee is assessed. The fee will not apply if it is assessed 30 days prior to a surrender request.
   . The initial Account Value will be equal to any death benefit (including any optional death benefit) that would have been payable to the beneficiary if the beneficiary had taken a lump sum distribution.
   . The available Sub-accounts will be among those available to the Owner at the time of death, however certain Sub-Accounts may not be available.
   . The beneficiary may request transfers among Sub-accounts, subject to the same limitations and restrictions that applied to the Owner. Transfers in excess of 20 per year will incur a $10 transfer fee.
   . No Fixed Allocations or fixed interest rate options will be offered for the non-qualified Beneficiary Continuation Options. However, for qualified Annuities, the Fixed Allocations will be those offered at the time the Beneficiary Continuation Option is elected.
   .   No additional Purchase Payments can be applied to the Annuity.
   . The basic death benefit and any optional benefits elected by the Owner will no longer apply to the beneficiary.
   . The beneficiary can request a withdrawal of all or a portion of the Account Value at any time, unless the Beneficiary Continuation Option was the payout predetermined by the Owner and the Owner restricted the beneficiary's withdrawal rights.
   .   Withdrawals are not subject to CDSC.
   . Upon the death of the beneficiary, any remaining Account Value will be paid in a lump sum to the person(s) named by the beneficiary
       (successor), unless the successor chooses to continue receiving payments.

 Currently only Investment Options corresponding to Portfolios of the Advanced Series Trust are available under the Beneficiary Continuation Option.

 In addition to the materials referenced above, the Beneficiary will be provided with a prospectus and a settlement agreement describing the Beneficiary Continuation Option. We may pay compensation to the broker-dealer of record on the Annuity based on amounts held in the Beneficiary Continuation Option. Please contact us for additional information on the availability, restrictions and limitations that will apply to a beneficiary under the Beneficiary Continuation Option.

 Spousal Assumption of Annuity
 You may name your spouse as your Beneficiary. If you and your spouse own your Annuity jointly, we assume that the sole primary Beneficiary will be the surviving spouse unless you elect an alternative Beneficiary Designation. Unless you elect an alternative Beneficiary Designation, the spouse Beneficiary may elect to assume ownership of the Annuity instead of taking the Death Benefit payment. Any Death Benefit (including any optional Death Benefits) that would have been payable to the Beneficiary will become the new Account Value as of the date we receive due proof of death and any required proof of a spousal relationship. As of the date the assumption is effective, the surviving spouse will have all the rights and benefits that would be available under the Annuity to a new purchaser of the same attained age. For purposes of determining any future Death Benefit for the surviving spouse, the new Account Value will be considered as the initial Purchase Payment. No CDSC will apply to the new Account Value. However, any additional Purchase Payments applied after the date the assumption is effective will be subject to all provisions of the Annuity, including any CDSC that may apply to the additional Purchase Payments.

 See the section entitled "Managing Your Annuity" - "Spousal Designations" and "Contingent Annuitant" for a discussion of the treatment of a spousal Contingent Annuitant in the case of the death of the Annuitant in an Annuity owned by a Custodial Account.

 Are there any Exceptions to these Rules for Paying the Death Benefit?
 Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Owner or Annuitant as of the Issue Date (or within 60 days thereafter) and did not become the Owner or Annuitant due to the prior Owner's or Annuitant's death. Any Death Benefit (including any optional Death Benefit) that applies will be suspended for a two-year period from the date he or she first became Owner or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Owner or Annuitant on the Issue Date.

 When do you determine the Death Benefit?
 We determine the amount of the Death Benefit as of the date we receive "due proof of death" (and in certain limited circumstances as of the date of death), any instructions we require to determine the method of payment and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death. Upon our receipt of "due proof of death" we automatically transfer the Death Benefit to the AST Money Market Sub-account until we further determine the universe of eligible Beneficiaries. Once the universe of eligible Beneficiaries has been determined each eligible Beneficiary may allocate his or her eligible share of the Death Benefit to an eligible annuity payment option.

 Each Beneficiary must make an election as to the method they wish to receive their portion of the Death Benefit. Absent an election of a Death Benefit payment method, no Death Benefit can be paid to the Beneficiary. We may require written acknowledgment of all named Beneficiaries before we can pay the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

                            VALUING YOUR INVESTMENT

 HOW IS MY ACCOUNT VALUE DETERMINED?
 During the accumulation period, your Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. For Annuities with a Highest Daily Lifetime Five election, Account Value also includes the value of any allocation to the Benefit Fixed Rate Account. See the "Living Benefit Programs - Highest Daily Lifetime Five" section of the Prospectus for a description of the Benefit Fixed Rate Account. The Account Value does not reflect any CDSC that may apply to a withdrawal or surrender. With respect to Optimum and Optimum Four, the Account Value includes any Loyalty Credit we apply. With respect to Optimum XTra, the Account Value includes any Credits we applied to your Purchase Payments which we are entitled to take back under certain circumstances. When determining the Account Value on a day more than 30 days prior to a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

 WHAT IS THE SURRENDER VALUE OF MY ANNUITY?
 The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is defined under "Glossary of Terms" above.

 HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
 When you allocate Account Value to a Sub-account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuates with the market fluctuations of the Portfolios. The value of the Units also reflects the daily accrual for the Insurance Charge, the Distribution Charge (if applicable), and if you elected one or more optional benefits whose annual charge is deducted daily, the additional charge made for such benefits. There may be several different Unit Prices for each Sub-account to reflect the Insurance Charge, any Distribution Charge and the charges for any optional benefits. The Unit Price for the Units you purchase will be based on the total charges for the benefits that apply to your Annuity. See the section entitled "What Happens to My Units When There is a Change in Daily Asset-Based Charges?" for a detailed discussion of how Units are purchased and redeemed to reflect changes in the daily charges that apply to your Annuity.

 Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

 Example
 Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79 and the Unit Price of the new Sub-account is $17.83. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you
 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

 HOW DO YOU VALUE FIXED ALLOCATIONS?
 During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day more than 30 days prior to its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

 WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?
 Prudential Annuities is generally open to process financial transactions on those days that the New York Stock Exchange (NYSE) is open for trading. There may be circumstances where the NYSE does not open on a regularly scheduled date or time or closes at an earlier time than scheduled (normally 4:00 p.m.
 EST). Generally, financial transactions requested before the close of the NYSE which meet our requirements will be processed according to the value next determined following the close of business. Financial transactions requested on a non-Valuation Day or after the close of the NYSE will be processed based on the value next computed on the next Valuation Day. There may be circumstances when the opening or closing time of the NYSE is different than other major stock exchanges, such as NASDAQ or the American Stock Exchange. Under such circumstances, the closing time of the NYSE will be used when valuing and processing transactions.

 There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

 The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

 Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:
..   trading on the NYSE is restricted;
..   an emergency exists as determined by the SEC making redemption or valuation of securities held in the separate account impractical; or
..   the SEC, by order, permits the suspension or postponement for the protection of security holders.

 Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) Valuation Days after we receive all of our requirements at our office to issue an Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) Valuation Days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment (and any associated Credits with respect to Optimum XTra) and issue an Annuity within two (2) Valuation Days. With respect to both your initial Purchase Payment and any subsequent Purchase Payment that is pending investment in our separate account, we may hold the amount temporarily in our general account and may earn interest on such amount. You will not be credited with interest during that period.

 Additional Purchase Payments: We will apply any additional Purchase Payments (and any associated Credit with respect to Optimum XTra) on the Valuation Day that we receive the Purchase Payment at our office with satisfactory allocation instructions.

 Scheduled Transactions: Scheduled transactions include transfers made in connection with dollar cost averaging, the asset allocation program, auto-rebalancing, systematic withdrawals, systematic investments, required minimum distributions, substantially equal periodic payments under
 Section 72(t) of the Code, or annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on the next Valuation Day, unless (with respect to required minimum distributions, substantially equal periodic payments under Section 72(t) of the Code, systematic withdrawals and annuity payments only), the next Valuation Day falls in the subsequent calendar year, in which case the transaction will be processed and valued on the prior Valuation Day.

 Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office and have all of the required information.

 Medically-Related Surrenders & Death Benefits: Medically-related surrender requests and Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all supporting documentation we require for such transactions and that are satisfactory to us.

 WHAT HAPPENS TO MY UNITS WHEN THERE IS A CHANGE IN DAILY ASSET-BASED CHARGES? Distribution Charge Applicable to Optimum: At the end of the Period during which the Distribution Charge applies, your Annuity will become subject to a different daily asset-based charge. We will process a transaction where your Account Value allocated to the Sub-accounts will be used to purchase new Units of the Sub-accounts that reflect the Insurance Charge (and the charge for any optional benefits you have elected) but not the Distribution Charge. The number of Units attributed to your Annuity will be decreased and the Unit Price of each unit of the Sub-accounts in which you invested will be increased. The adjustment in the number of Units and Unit Price will not affect your Account Value. Beginning on that date, your Account Value will be determined based on the change in the value of Units that reflect the Insurance Charge and any other optional benefits that you have elected.

 Termination of Optional Benefits: Except for the Guaranteed Minimum Income Benefit, generally the "Combination 5% Roll-up and Highest Anniversary Value Death Benefit" and the Highest Daily Value Death Benefit, which cannot be terminated by the owner once elected, if any optional benefit terminates, we will no longer deduct the charge we apply to purchase the optional benefit. Certain optional benefits may be added after you have purchased your Annuity. On the date a charge no longer applies or a charge for an optional benefit begins to be deducted, your Annuity will become subject to a different daily asset-based charge. This change may result in the number of Units attributed to your Annuity and the value of those Units being different than it was before the change; however, the adjustment in the number of Units and Unit Price will not affect your Account Value (although the change in charges that are deducted will affect your Account Value).

                              TAX CONSIDERATIONS

 The tax considerations associated with an annuity vary depending on whether the contract is (i) owned by an individual or non-natural person, and not associated with a tax-favored retirement plan, or (ii) held under a tax-favored retirement plan. We discuss the tax considerations for these categories of contracts below. The discussion is general in nature and describes only federal income tax law (not state or other tax laws). It is based on current law and interpretations, which may change. The information provided is not intended as tax advice. You should consult with a qualified tax advisor for complete information and advice. References to purchase payments below relate to your cost basis in your contract. Generally, your cost basis in a contract not associated with a tax-favored retirement plan is the amount you pay into your contract, or into annuities exchanged for your contract, on an after-tax basis less any withdrawals of such payments. Cost basis for a tax-favored retirement plan is provided only in limited circumstances, such as for contributions to a Roth IRA or nondeductible IRA contributions.

 The discussion includes a description of certain spousal rights under the contract, and our administration of such spousal rights and related tax reporting accords with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your annuity is issued, we may offer certain spousal benefits to civil union couples. You should be aware, however, that federal tax law does not recognize civil unions. Therefore, we cannot permit a civil union partner to continue the annuity upon the death of the first partner under the annuity's "spousal continuance" provision. Civil union couples should consider that limitation before selecting a spousal benefit under the annuity.

 NONQUALIFIED ANNUITY CONTRACTS
 In general, as used in this prospectus, a Nonqualified Annuity is owned by an individual or non-natural person and is not associated with a tax-favored retirement plan.

 Taxes Payable by You
 We believe this annuity is an annuity contract for tax purposes. Accordingly, as a general rule, you should not pay any tax until you receive money under the contract. Generally, annuity contracts issued by the same company (and affiliates) to you during the same calendar year must be treated as one annuity contract for purposes of determining the amount subject to tax under the rules described below. Charges for investment advisory fees that are taken from the contract are treated as a partial withdrawal from the contract and will be reported as such to the contract owner.

 It is possible that the Internal Revenue Service (IRS) would assert that some or all of the charges for the optional benefits under the contract should be treated for federal income tax purposes as a partial withdrawal from the contract. If this were the case, the charge for this benefit could be deemed a withdrawal and treated as taxable to the extent there are earnings in the contract. Additionally, for owners under age 59 1/2, the taxable income attributable to the charge for the benefit could be subject to a tax penalty. If the IRS determines that the charges for one or more benefits under the contract are taxable withdrawals, then the sole or surviving owner will be provided with a notice from us describing available alternatives regarding these benefits.

 You must commence annuity payments no later than the first day of the calendar month next following the maximum Annuity Date for your contract. Please refer to your annuity contract for the applicable maximum Annuity Date. For some of our contracts, you are able to choose to defer the Annuity Date beyond the default Annuity Date described in your contract. However, the IRS may not then consider your contract to be an annuity under the tax law.

 Taxes on Withdrawals and Surrender
 If you make a withdrawal from your contract or surrender it before annuity payments begin, the amount you receive will be taxed as ordinary income, rather than as return of purchase payments, until all gain has been withdrawn. Once all gain has been withdrawn, payments will be treated as a nontaxable return of purchase payments until all purchase payments have been returned. After all purchase payments are returned, all subsequent amounts will be taxed as ordinary income. You will generally be taxed on any withdrawals from the contract while you are alive even if the withdrawal is paid to someone else. Withdrawals under any of the optional living benefit programs or as a systematic payment are taxed under these rules. If you assign or pledge all or part of your contract as collateral for a loan, the part assigned generally will be treated as a withdrawal. If you transfer your contract for less than full consideration, such as by gift, you will also trigger tax on any gain in the contract. This rule does not apply if you transfer the contract to your spouse or under most circumstances if you transfer the contract incident to divorce.

 If you choose to receive payments under an interest payment option, or a beneficiary chooses to receive a death benefit under an interest payment option, that election will be treated, for tax purposes, as surrendering your annuity and will immediately subject any gain in the contract to income tax.

 Taxes on Annuity Payments
 A portion of each annuity payment you receive will be treated as a partial return of your purchase payments and will not be taxed. The remaining portion will be taxed as ordinary income. Generally, the nontaxable portion is determined by multiplying the annuity payment you receive by a fraction, the numerator of which is your purchase payments (less any amounts previously received tax-free) and the denominator of which is the total expected payments under the contract. After the full amount of your purchase payments have been recovered tax-free, the full amount of the annuity payments will be taxable. If annuity payments stop due to the death of the annuitant before the full amount of your purchase payments have been recovered, a tax deduction may be allowed for the unrecovered amount.

 Tax Penalty for Early Withdrawal from a Nonqualified Annuity Contract
 You may owe a 10% tax penalty on the taxable part of distributions received from your Nonqualified annuity contract before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled;
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually (please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years and modification of payments during that time period will result in retroactive application of the 10% tax penalty); or
..   the amount received is paid under an immediate annuity contract (in which annuity payments begin within one year of purchase).

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Special Rules in Relation to Tax-free Exchanges Under Section 1035
 Section 1035 of the Internal Revenue Code of 1986, as amended (Code), permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. Partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% tax penalty on pre-age 59 1/2 withdrawals. The IRS has reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. In Revenue Procedure 2008-24, the IRS has indicated that where there is a surrender or distribution from either the initial annuity contract or receiving annuity contract within 12 months of the date on which the partial exchange was completed, the transfer will retroactively be treated as a taxable distribution from the initial annuity contract and a contribution to the receiving annuity contract. Tax free exchange treatment will be retained if the subsequent surrender or distribution would be eligible for an exception to the 10% federal income tax penalty, other than the exceptions for substantially equal periodic payments or distributions under an immediate annuity. It is unclear how the IRS will treat a partial exchange from a life insurance, endowment, or annuity contract into an immediate annuity. As of the date of this prospectus, we will accept a partial 1035 exchange from a non-qualified annuity into an immediate annuity as a "tax-free" exchange for future tax reporting purposes, except to the extent that we, as a reporting and withholding agent, believe that we would be expected to deem the transaction to be abusive. However, some insurance companies may not recognize these partial surrenders as tax-free exchanges and may report them as taxable distributions to the extent of any gain distributed as well as subjecting the taxable portion of the distribution to the 10% tax penalty. We strongly urge you to discuss any transaction of this type with your tax advisor before proceeding with the transaction.

 If an annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any purchase payments made to the original contract prior to August 14, 1982 will be treated as made to the new contract prior to that date. Generally, such pre-August 14, 1982 withdrawals are treated as a recovery of your investment in the contract first until purchase payments made before August 14, 1982 are withdrawn. Moreover, any income allocable to purchase payments made before August 14, 1982, is not subject to the 10% tax penalty.

 Taxes Payable by Beneficiaries
 The Death Benefit options are subject to income tax to the extent the distribution exceeds the cost basis in the contract. The value of the Death Benefit, as determined under federal law, is also included in the owner's estate. Generally, the same tax rules described above would also apply to amounts received by your beneficiary. Choosing any option other than a lump sum Death Benefit may defer taxes. Certain minimum distribution requirements apply upon your death, as discussed further below in the Annuity Qualification section. Tax consequences to the beneficiary vary depending upon the Death Benefit payment option selected. Generally, for payment of the Death Benefit
..   As a lump sum payment: the beneficiary is taxed on gain in the contract.
..   Within 5 years of death of owner: the beneficiary is taxed as amounts are withdrawn (in this case gain is treated as being distributed first).
..   Under an annuity or annuity settlement option with distribution beginning within one year of the date of death of the owner: the beneficiary is taxed on each payment (part will be treated as gain and part as return of purchase payments).

 Considerations for Contingent Annuitants
 We may allow the naming of a contingent annuitant when a Nonqualified annuity contract is held by a pension plan or a tax favored retirement plan. In such a situation, the annuity may no longer qualify for tax deferral where the annuity contract continues after the death of the Annuitant.

 Reporting and Withholding on Distributions
 Taxable amounts distributed from an annuity are subject to federal and state income tax reporting and withholding. In general, we will withhold federal income tax from the taxable portion of such distribution based on the type of distribution. In the case of an annuity or similar periodic payment, we will withhold as if you are a married individual with three (3) exemptions unless you designate a different withholding status. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In the case of all other distributions, we will withhold at a 10% rate. You may generally elect not to have tax withheld from your payments. An election out of withholding must be made on forms that we provide.

 State income tax withholding rules vary and we will withhold based on the rules of your State of residence. Special tax rules apply to withholding for nonresident aliens, and we generally withhold income tax for nonresident aliens at a 30% rate. A different withholding rate may be applicable to a nonresident alien based on the terms of an existing income tax treaty between the United States and the nonresident alien's country. Please refer to the discussion below regarding withholding rules for a Qualified annuity.

 Regardless of the amount withheld by us, you are liable for payment of federal and state income tax on the taxable portion of annuity distributions. You should consult with your tax advisor regarding the payment of the correct amount of these income taxes and potential liability if you fail to pay such taxes.

 Entity Owners
 Where a contract is held by a non-natural person (e.g. a corporation), other than as an agent or nominee for a natural person (or in other limited circumstances), the contract will not be taxed as an annuity and increases in the value of the contract over its cost basis will be subject to tax annually.

 Where a contract is structured so that it is owned by a grantor trust but the annuitant is not the grantor, then the contract is required to terminate upon the death of the grantor if the grantor pre-deceases the annuitant under
 Section 72(s) of the Code. Under this circumstance, the contract value will be paid out to the beneficiary and it is not eligible for the death benefit provided under the contract.

 Annuity Qualification
 Diversification And Investor Control. In order to qualify for the tax rules applicable to annuity contracts described above, the assets underlying the Sub-accounts of an annuity must be diversified, according to certain rules under the Internal Revenue Code. Each portfolio is required to diversify its investments each quarter so that no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. Generally, securities of a single issuer are treated as one investment and obligations of each U.S. Government agency and instrumentality (such as the Government National Mortgage Association) are treated as issued by separate issuers. In addition, any security issued, guaranteed or insured (to the extent so guaranteed or insured) by the United States or an instrumentality of the U.S. will be treated as a security issued by the U.S. Government or its instrumentality, where applicable. We believe the portfolios underlying the variable investment options of the annuity meet these diversification requirements.

 An additional requirement for qualification for the tax treatment described above is that we, and not you as the contract owner, must have sufficient control over the underlying assets to be treated as the owner of the underlying assets for tax purposes. While we also believe these investor control rules will be met, the Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. It is unclear whether such guidelines, if in fact promulgated, would have retroactive effect. It is also unclear what effect, if any, such guidelines might have on transfers between the investment options offered pursuant to this Prospectus. We reserve the right to take any action, including modifications to your annuity or the investment options, required to comply with such guidelines if promulgated. Any such changes will apply uniformly to affected owners and will be made with such notice to affected owners as is feasible under the circumstances.

 Required Distributions Upon Your Death for Nonqualified Annuity Contracts. Upon your death, certain distributions must be made under the contract. The required distributions depend on whether you die before you start taking annuity payments under the contract or after you start taking annuity payments under the contract. If you die on or after the Annuity Date, the remaining portion of the interest in the contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If you die before the Annuity Date, the entire interest in the contract must be distributed within 5 years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of such designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the contract pass by reason of death, and must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner. For Nonqualified annuity contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. This means that for a contract held by a non-natural person (such as a trust) for which there is named a co-annuitant, then such required distributions will be triggered by the death of the first co-annuitants to die.

 Changes In Your Annuity. We reserve the right to make any changes we deem necessary to assure that your annuity qualifies as an annuity contract for tax purposes. Any such changes will apply to all contract owners and you will be given notice to the extent feasible under the circumstances.

 Qualified Annuity Contracts
 In general, as used in this prospectus, a Qualified annuity is an annuity contract with applicable endorsements for a tax-favored plan or a Nonqualified annuity contract held by a tax-favored retirement plan.

 The following is a general discussion of the tax considerations for Qualified annuity contracts. This annuity may or may not be available for all types of the tax-favored retirement plans discussed below. This discussion assumes that you have satisfied the eligibility requirements for any tax-favored retirement plan. Please consult your Financial Professional prior to purchase to confirm if this contract is available for a particular type of tax-favored retirement plan or whether we will accept the type of contribution you intend for this contract.

 A Qualified annuity may typically be purchased for use in connection with:
..   Individual retirement accounts and annuities (IRAs) which are subject to
    Sections 408(a) and 408(b) of the Code;
..   Roth IRAs under Section 408A of the Code;
..   A corporate Pension or Profit-sharing plan (subject to 401(a) of the Code);
..   H.R. 10 plans (also known as Keogh Plans, subject to 401(a) of the Code);
..   Tax Sheltered Annuities (subject to 403(b) of the Code, also known as Tax
    Deferred Annuities or TDAs);
..   Section 457 plans (subject to 457 of the Code).

 A Nonqualified annuity may also be purchased by a 401(a) trust or custodial IRA or Roth IRA account or a Section 457 plan, which can hold other permissible assets. The terms and administration of the trust or custodial account or plan in accordance with the laws and regulations for 401(a) plans, IRAs or Roth IRAs or a Section 457 plan, as applicable, are the responsibility of the applicable trustee or custodian.

 You should be aware that tax favored plans such as IRAs generally provide income tax deferral regardless of whether they invest in annuity contracts. This means that when a tax favored plan invests in an annuity contract, it generally does not result in any additional tax benefits (such as income tax deferral and income tax free transfers).

 Types Of Tax-Favored Plans
 IRAs. If you buy an annuity for use as an IRA, we will provide you a copy of the prospectus and contract. The "IRA Disclosure Statement" and "Roth IRA Disclosure Statement" which accompany the prospectus contain information about eligibility, contribution limits, tax particulars, and other IRA information. In addition to this information (some of which is summarized below), the IRS requires that you have a "free look" after making an initial contribution to the contract. During this time, you can cancel the annuity by notifying us in writing, and we will refund all of the purchase payments under the annuity (or, if provided by applicable state law, the amount credited under the annuity, if greater), less any applicable federal and state income tax withholding.

 Contributions Limits/Rollovers. Subject to the minimum purchase payment requirements of an annuity, you may purchase an annuity for an IRA in connection with a "rollover" of amounts from a qualified retirement plan, as a transfer from another IRA, by making a single contribution consisting of your IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15, or as a current year contribution. In 2008 the contribution limit is $5,000. After 2008 the contribution amount will be indexed for inflation. The tax law also provides for a catch-up provision for individuals who are age 50 and above, allowing these individuals an additional $1,000 contribution each year. The catch-up amount is not indexed for inflation.

 The "rollover" rules under the Code are fairly technical; however, an individual (or his or her surviving spouse) may generally "roll over" certain distributions from tax favored retirement plans (either directly or within 60 days from the date of these distributions) if he or she meets the requirements for distribution. Once you buy an annuity, you can make regular IRA contributions under the annuity (to the extent permitted by law). However, if you make such regular IRA contributions, you should note that you will not be able to treat the contract as a "conduit IRA," which means that you will not retain possible favorable tax treatment if you subsequently "roll over" the contract funds originally derived from a qualified retirement plan or TDA into another Section 401(a) plan or TDA. In some circumstances, non-spouse beneficiaries may directly roll over to an IRA amounts due from qualified plans, 403(b) plans, and governmental 457(b) plans.

 Required Provisions. Contracts that are IRAs (or endorsements that are part of the contract) must contain certain provisions:
..   You, as owner of the contract, must be the "annuitant" under the contract
    (except in certain cases involving the division of property under a decree of divorce);
..   Your rights as owner are non-forfeitable;
..   You cannot sell, assign or pledge the contract;

..   The annual contribution you pay cannot be greater than the maximum amount allowed by law, including catch-up contributions if applicable (which does not include any rollover amounts);
..   The date on which required minimum distributions must begin cannot be later than April 1/st/ of the calendar year after the calendar year you turn age 70 1/2; and
..   Death and annuity payments must meet "required minimum distribution" rules described below.

 Usually, the full amount of any distribution from an IRA (including a distribution from this contract) which is not a rollover is taxable. As taxable income, these distributions are subject to the general tax withholding rules described earlier regarding a Nonqualified annuity. In addition to this normal tax liability, you may also be liable for the following, depending on your actions:
..   A 10% early withdrawal penalty described below;
..   Liability for "prohibited transactions" if you, for example, borrow against the value of an IRA; or
..   Failure to take a required minimum distribution, also described below.

 SEPs. SEPs are a variation on a standard IRA, and contracts issued to a SEP must satisfy the same general requirements described under IRAs (above). There are, however, some differences:
..   If you participate in a SEP, you generally do not include in income any employer contributions made to the SEP on your behalf up to the lesser of
    (a) $46,000 in 2008 ($45,000 in 2007) or (b) 25% of your taxable compensation paid by the contributing employer (not including the employer's SEP contribution as compensation for these purposes). However, for these purposes, compensation in excess of certain limits established by the IRS will not be considered. In 2008, this limit is $230,000 ($225,000 for 2007);
..   SEPs must satisfy certain participation and nondiscrimination requirements not generally applicable to IRAs; and
..   SEPs that contain a salary reduction or "SARSEP" provision prior to 1997 may permit salary deferrals up to $15,500 in 2008 with the employer making these contributions to the SEP. However, no new "salary reduction" or "SARSEPs" can be established after 1996. Individuals participating in a SARSEP who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. These amounts are indexed for inflation. These annuities are not available for SARSEPs. You will also be provided the same information, and have the same "free look" period, as you would have if you purchased the contract for a standard IRA.

 ROTH IRAs. The "Roth IRA Disclosure Statement" contains information about eligibility, contribution limits, tax particulars and other Roth IRA information. Like standard IRAs, income within a Roth IRA accumulates tax-free, and contributions are subject to specific limits. Roth IRAs have, however, the following differences:
..   Contributions to a Roth IRA cannot be deducted from your gross income;
..   "Qualified distributions" from a Roth IRA are excludable from gross income.
    A "qualified distribution" is a distribution that satisfies two requirements: (1) the distribution must be made (a) after the owner of the IRA attains age 59 1/2; (b) after the owner's death; (c) due to the owner's disability; or (d) for a qualified first time homebuyer distribution within the meaning of Section 72(t)(2)(F) of the Code; and (2) the distribution must be made in the year that is at least five tax years after the first year for which a contribution was made to any Roth IRA established for the owner or five years after a rollover, transfer, or conversion was made from a traditional IRA to a Roth IRA. Distributions from a Roth IRA that are not qualified distributions will be treated as made first from contributions and then from earnings and earnings will be taxed generally in the same manner as distributions from a traditional IRA.
..   If eligible (including meeting income limitations and earnings requirements), you may make contributions to a Roth IRA after attaining age 70 1/2, and distributions are not required to begin upon attaining such age or at any time thereafter.

 Subject to the minimum purchase payment requirements of an annuity, if you meet certain income limitations you may purchase an annuity for a Roth IRA in connection with a "rollover" of amounts of another traditional IRA, conduit IRA, SEP, SIMPLE-IRA or Roth IRA by making a single contribution consisting of your Roth IRA contributions and catch-up contributions, if applicable, attributable to the prior year and the current year during the period from January 1 to April 15 of the current year, or with a current contribution. The Code permits persons who meet certain income limitations (generally, adjusted gross income under $100,000) who are not married filing a separate return and who receive certain qualifying distributions from such non-Roth IRAs, to directly rollover or make, within 60 days, a "rollover" of all or any part of the amount of such distribution to a Roth IRA which they establish. Beginning January 2008, an individual receiving an eligible rollover distribution from an employer sponsored retirement plan under sections 401(a) or 403(b) of the Code can directly roll over contributions to a Roth IRA, subject to the same income limits. This conversion triggers current taxation (but is not subject to a 10% early distribution penalty). Once an annuity has been purchased, regular Roth IRA contributions will be accepted to the extent permitted by law. In addition, an individual receiving an eligible rollover distribution from a designated Roth account under an employer plan may roll over the distribution to a Roth IRA even if the individual is not eligible to make regular contributions to a Roth IRA. Until 2010, participants with an adjusted gross income greater than $100,000 are not permitted to roll over funds from an employer plan, including a Roth 401(k) distribution, to a Roth IRA.

 TDAs. You may own a Tax Deferred Annuity (also known as a TDA, Tax Sheltered Annuity (TSA), 403(b) plan or 403(b) annuity) generally if you are either an employer or employee of a tax-exempt organization (as defined under Code
 Section 501(c)(3)) or a
 public educational organization, and you may make contributions to a TDA so long as your rights (or your employee's rights) to the annuity are nonforfeitable. Contributions to a TDA, and any earnings, are not taxable until distribution. You may also make contributions to a TDA under a salary reduction agreement, generally up to a maximum of $15,500 in 2008. Individuals participating in a TDA who are age 50 or above by the end of the year will be permitted to contribute an additional $5,000 in 2008. This amount is indexed for inflation. Further, you may roll over TDA amounts to another TDA or an IRA. You may also roll over TDA amounts to a qualified retirement plan, a SEP and a 457 government plan. A contract may generally only qualify as a TDA if distributions of salary deferrals (other than "grandfathered" amounts held as of December 31, 1988) may be made only on account of:
..   Your attainment of age 59 1/2;
..   Your severance of employment;
..   Your death;
..   Your total and permanent disability; or
..   Hardship (under limited circumstances, and only related to salary deferrals, not including earnings attributable to these amounts).

 In any event, you must begin receiving distributions from your TDA by April 1/st/ of the calendar year after the calendar year you turn age 70 1/2 or retire, whichever is later. These distribution limits do not apply either to transfers or exchanges of investments under the contract, or to any "direct transfer" of your interest in the contract to another TDA or to a mutual fund "custodial account" described under Code Section 403(b)(7). Employer contributions to TDAs are subject to the same general contribution, nondiscrimination, and minimum participation rules applicable to "qualified" retirement plans.

 Final regulations related to 403(b) contracts were issued in 2007. Under these final regulations, certain contract exchanges may be accepted only if the employer and the issuer have entered into the required information-sharing agreements. Such agreements must be in place by January 1, 2009. We do not currently accept transfers of funds under 403(b) contracts. Funds can only be added to the contract as a current salary deferral under an agreement with your employer or as a direct rollover from another employer plan. We intend to begin accepting such transfers in the future when we can comply with the new regulations.

 Required Minimum Distributions And Payment Options
 If you hold the contract under an IRA (or other tax-favored plan), required minimum distribution rules must be satisfied. This means that generally payments must start by April 1 of the year after the year you reach age 70 1/2 and must be made for each year thereafter. For a TDA or a 401(a) plan for which the participant is not a greater than 5% owner of the employer, this required beginning date can generally be deferred to retirement, if later. Roth IRAs are not subject to these rules during the Owner's lifetime. The amount of the payment must at least equal the minimum required under the IRS rules. Several choices are available for calculating the minimum amount. More information on the mechanics of this calculation is available on request. Please contact us at a reasonable time before the IRS deadline so that a timely distribution is made. Please note that there is a 50% tax penalty on the amount of any required minimum distribution not made in a timely manner.

 Required minimum distributions are calculated based on the sum of the account value and the actuarial value of any additional death benefits and benefits from optional riders that you have purchased under the contract. As a result, the required minimum distributions may be larger than if the calculation were based on the account value only, which may in turn result in an earlier (but not before the required beginning date) distribution of amounts under the annuity and an increased amount of taxable income distributed to the annuity owner, and a reduction of death benefits and the benefits of any optional riders.

 You can use the Minimum Distribution option to satisfy the required minimum distribution rules for an annuity without either beginning annuity payments or surrendering the annuity. We will distribute to you the required minimum distribution amount, less any other partial withdrawals that you made during the year. Such amount will be based on the value of the contract as of December 31 of the prior year, but is determined without regard to other contracts you may own.

 Although the IRS rules determine the required amount to be distributed from your IRA each year, certain payment alternatives are still available to you. If you own more than one IRA, you can choose to satisfy your minimum distribution requirement for each of your IRAs by withdrawing that amount from any of your IRAs. If you inherit more than one IRA or more than one Roth IRA from the same owner, similar rules apply.

 Required Distributions Upon Your Death for Qualified Annuity Contracts
 Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, the designated beneficiary may generally elect to continue the contract and receive required minimum distributions under the contract instead of receiving the death benefit in a single payment. The available payment options will depend on whether you die before the date required minimum distributions under the Code were to begin, whether you have named a designated beneficiary and whether that beneficiary is your surviving spouse.

..   If you die after a designated beneficiary has been named, the death benefit must be distributed by December 31/st/ of the year including the five year anniversary of the date of death, or as periodic payments not extending beyond the life or life expectancy of the designated beneficiary (as long as payments begin by
    December 31/st/ of the year following the year of death). However, if your surviving spouse is the beneficiary, the death benefit can be paid out over the life or life expectancy of your spouse with such payments beginning no later than December 31/st/ of the year following the year of death or December 31/st/ of the year in which you would have reached age 70 1/2, which ever is later. Additionally, if the contract is payable to (or for the benefit of) your surviving spouse, that portion of the contract may be continued with your spouse as the owner.
..   If you die before a designated beneficiary is named and before the date required minimum distributions must begin under the Code, the death benefit must be paid out by December 31/st/ of the year including the five year anniversary of the date of death. For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.
..   If you die before a designated beneficiary is named and after the date required minimum distributions must begin under the Code, the death benefit must be paid out at least as rapidly as under the method then in effect.
    For contracts where multiple beneficiaries have been named and at least one of the beneficiaries does not qualify as a designated beneficiary and the account has not been divided into separate accounts by December 31/st/ of the year following the year of death, such contract is deemed to have no designated beneficiary. A designated beneficiary may elect to apply the rules for no designated beneficiary if those would provide a smaller payment requirement.

 A beneficiary has the flexibility to take out more each year than mandated under the required minimum distribution rules.

 Until withdrawn, amounts in a Qualified annuity contract continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax advisor for tax advice as to your particular situation.

 For a Roth IRA, if death occurs before the entire interest is distributed, the death benefit must be distributed under the same rules applied to IRAs where death occurs before the date required minimum distributions must begin under the Code.

 Tax Penalty For Early Withdrawals From Qualified Annuity Contracts
 You may owe a 10% tax penalty on the taxable part of distributions received from an IRA, SEP, Roth IRA, TDA or qualified retirement plan before you attain age 59 1/2. Amounts are not subject to this tax penalty if:
..   the amount is paid on or after you reach age 59 1/2 or die;
..   the amount received is attributable to your becoming disabled; or
..   generally the amount paid or received is in the form of substantially equal payments not less frequently than annually. (Please note that substantially equal payments must continue until the later of reaching age 59 1/2 or 5 years. Modification of payments during that time period will result in retroactive application of the 10% tax penalty.)

 Other exceptions to this tax may apply. You should consult your tax advisor for further details.

 Withholding
 We will withhold federal income tax at the rate of 20% for any eligible rollover distribution paid by us to or for a plan participant, unless such distribution is "directly" rolled over into another qualified plan, IRA (including the IRA variations described above), SEP, 457 government plan or TDA. An eligible rollover distribution is defined under the tax law as a distribution from an employer plan under 401(a), a TDA or a 457 governmental plan, excluding any distribution that is part of a series of substantially equal payments (at least annually) made over the life expectancy of the employee or the joint life expectancies of the employee and his designated beneficiary, any distribution made for a specified period of 10 years or more, any distribution that is a required minimum distribution and any hardship distribution. Regulations also specify certain other items which are not considered eligible rollover distributions. For all other distributions, unless you elect otherwise, we will withhold federal income tax from the taxable portion of such distribution at an appropriate percentage. The rate of withholding on annuity payments where no mandatory withholding is required is determined on the basis of the withholding certificate that you file with us. If you do not file a certificate, we will automatically withhold federal taxes on the following basis:
..   For any annuity payments not subject to mandatory withholding, you will have taxes withheld by us as if you are a married individual, with 3 exemptions. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default; and
..   For all other distributions, we will withhold at a 10% rate.

 We will provide you with forms and instructions concerning the right to elect that no amount be withheld from payments in the ordinary course. However, you should know that, in any event, you are liable for payment of federal income taxes on the taxable portion of the distributions, and you should consult with your tax advisor to find out more information on your potential liability if you fail to pay such taxes. There may be additional state income tax withholding requirements.

 Erisa Requirements
 ERISA (the "Employee Retirement Income Security Act of 1974") and the Code prevent a fiduciary and other "parties in interest" with respect to a plan (and, for these purposes, an IRA would also constitute a "plan") from receiving any benefit from any party dealing with the plan, as a result of the sale of the contract. Administrative exemptions under ERISA generally permit the sale of insurance/annuity products to plans, provided that certain information is disclosed to the person purchasing the contract. This information has to do primarily with the fees, charges, discounts and other costs related to the contract, as well as any commissions paid to any agent selling the contract. Information about any applicable fees, charges, discounts, penalties or adjustments may be found in the applicable sections of this Prospectus. Information about sales representatives and commissions may be found in the sections of this Prospectus addressing distribution of the annuities.

 Other relevant information required by the exemptions is contained in the contract and accompanying documentation.

 Please consult with your tax advisor if you have any questions about ERISA and these disclosure requirements.

 Spousal Consent Rules For Retirement Plans - Qualified Contracts
 If you are married at the time your payments commence, you may be required by federal law to choose an income option that provides survivor annuity income to your spouse, unless your spouse waives that right. Similarly, if you are married at the time of your death, federal law may require all or a portion of the Death Benefit to be paid to your spouse, even if you designated someone else as your beneficiary. A brief explanation of the applicable rules follows. For more information, consult the terms of your retirement arrangement.

 Defined Benefit Plans and Money Purchase Pension Plans. If you are married at the time your payments commence, federal law requires that benefits be paid to you in the form of a "qualified joint and survivor annuity" (QJSA), unless you and your spouse waive that right, in writing. Generally, this means that you will receive a reduced payment during your life and, upon your death, your spouse will receive at least one-half of what you were receiving for life. You may elect to receive another income option if your spouse consents to the election and waives his or her right to receive the QJSA. If your spouse consents to the alternative form of payment, your spouse may not receive any benefits from the plan upon your death. Federal law also requires that the plan pay a Death Benefit to your spouse if you are married and die before you begin receiving your benefit. This benefit must be available in the form of an annuity for your spouse's lifetime and is called a "qualified pre-retirement survivor annuity" (QPSA). If the plan pays Death Benefits to other beneficiaries, you may elect to have a beneficiary other than your spouse receive the Death Benefit, but only if your spouse consents to the election and waives his or her right to receive the QPSA. If your spouse consents to the alternate beneficiary, your spouse will receive no benefits from the plan upon your death. Any QPSA waiver prior to your attaining age 35 will become null and void on the first day of the calendar year in which you attain age 35, if still employed.

 Defined Contribution Plans (including 401(k) Plans and ERISA 403(b) Annuities). Spousal consent to a distribution is generally not required. Upon your death, your spouse will receive the entire Death Benefit, even if you designated someone else as your beneficiary, unless your spouse consents in writing to waive this right. Also, if you are married and elect an annuity as a periodic income option, federal law requires that you receive a QJSA (as described above), unless you and your spouse consent to waive this right.

 IRAs, non-ERISA 403(b) Annuities, and 457 Plans. Spousal consent to a distribution usually is not required. Upon your death, any Death Benefit will be paid to your designated beneficiary.

 Additional Information
 For additional information about federal tax law requirements applicable to IRAs and Roth IRAs, see the IRA Disclosure Statement or Roth IRA Disclosure Statement, as applicable.

 Generation-Skipping Transfers
 If you transfer your contract to a person two or more generations younger than you (such as a grandchild or grandniece) or to a person that is more than 37 1/2 years younger than you, there may be generation-skipping transfer tax consequences.

                              GENERAL INFORMATION

 HOW WILL I RECEIVE STATEMENTS AND REPORTS?
 We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at www. prudentialannuities.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We may also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. We may confirm regularly scheduled transactions, including, but not limited to, the Annual Maintenance Fee, Systematic Withdrawals (including 72(t) payments and required minimum distributions), electronic funds transfers, Dollar Cost Averaging, and static rebalancing, in quarterly statements instead of confirming them immediately. You should review the information in these statements carefully. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. We may also send an annual report and a semi-annual report containing applicable financial statements for the Separate Account and the Portfolios, as of December 31 and June 30, respectively, to Owners or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

 WHO IS PRUDENTIAL ANNUITIES?
 Prudential Annuities Life Assurance Corporation, a Prudential Financial Company, ("Prudential Annuities") is a stock life insurance company incorporated under the laws of the State of Connecticut on July 26, 1988 and is domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc. whose ultimate parent is Prudential Financial, Inc. Prudential Annuities markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, Prudential Annuities markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.

 Prudential Annuities offers a wide array of annuities, including (1) deferred variable annuities that are registered with the SEC, including fixed interest rate annuities that are offered as a companion to certain of our variable annuities and are registered because of their market value adjustment feature and (2) fixed annuities that are not registered with the SEC. In addition, Prudential Annuities has in force a relatively small block of variable life insurance policies and immediate variable annuities, but it no longer actively sells such policies.

 No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.

 Prudential Annuities conducts the bulk of its operations through staff employed by it or by affiliated companies within the Prudential Financial family. Certain discrete functions have been delegated to non-affiliates that could be deemed "service providers" under the Investment Company Act of 1940. The entities engaged by Prudential Annuities may change over time. As of December 31, 2007, non-affiliated entities that could be deemed service providers to Prudential Annuities and/or another insurer within the Prudential Annuities business unit consisted of the following: ADP (proxy tabulation services) located at 100 Burma Road Jersey City, New Jersey 07305, Alliance-One Services Inc. (administration of variable life policies) located at 55 Hartland Street East Hartford CT 06108, BISYS Retirement Services (qualified plan administrator) located at 200 Dryden Road Dresher, PA 19025, Blue Frog Solutions, Inc. (order entry systems provider) located at 555 SW 12th Ave, Suite 202 Pompano Beach, FL 33069, EBIX Inc. (order-entry system) located at 5 Concourse Parkway Suite 3200 Atlanta, GA 30328, Diversified Information Technologies Inc. (records management) located at 123 Wyoming Ave Scranton, PA 18503, Fosdick Fulfillment Corp. (fulfillment of prospectuses and marketing materials) located at 26 Barnes Industrial Park Road North Wallingford, CT 06492, Insurance Technologies (annuity illustrations) located at Two South Cascade Avenue, Suite 200 Colorado Springs, CO 80903, Lason Systems Inc. (contract printing and mailing) located at 1305 Stephenson Highway Troy, MI 48083, Morningstar Associates LLC (asset allocation recommendations) located at 225 West Wacker Drive Chicago, IL 60606, Pershing LLC (order-entry systems provider) located at One Pershing Plaza Jersey City, NJ 07399, Personix (printing and fulfillment of confirmations and client statements) located at 13100 North Promenade Boulevard Stafford, TX 77477, RR Donnelley Receivables Inc. (printing annual reports and prospectuses) located at 111 South Wacker Drive Chicago, IL 60606-4301, Stanton Group (qualified plan administrator) located at Two Pine Tree Drive Suite 400 Arden Hills, MN 55112 Attention: Alerus Retirement Solutions, State Street (accumulation unit value calculations) located at State Street Financial Center One Lincoln Street Boston, Massachusetts 02111, The Harty Press, Inc. (printing and fulfillment of marketing materials) located at 25 James Street New Haven, CT 06513, VG Reed & Sons Inc. (printing and fulfillment of annual reports) located at 1002 South 12/th/ Street Louisville, KY 40210, William B. Meyer (printing and fulfillment of prospectuses and marketing materials) located at 255 Long Beach Boulevard Stratford, CT 06615.

 WHAT ARE SEPARATE ACCOUNTS?
 The separate accounts are where Prudential Annuities sets aside and invests the assets of some of our annuities. In the accumulation period, assets supporting Account Values of the Annuities are held in a separate account established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout period, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Assets supporting variable annuity payment options may be invested in our separate accounts. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of Prudential Annuities or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the Annuities issued by Prudential Annuities. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

 Separate Account B
 During the accumulation period, the assets supporting obligations based on allocations to the Sub-accounts are held in Sub-accounts of Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B". Separate Account B was established by us pursuant to Connecticut law on November 25, 1987. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of Separate Account B. Separate Account B consists of multiple Sub-accounts. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. Each Sub-account in Separate Account B may have several different Unit Prices to reflect the Insurance Charge, Distribution Charge (when applicable) and the charges for any optional benefits that are offered under the Annuities issued by us through Separate Account B. Separate Account B is registered with the SEC under the Investment Company Act of 1940 ("Investment Company Act") as a unit investment trust, which is a type of investment company. The SEC does not supervise investment policies, management or practices of Separate Account B.

 We reserve the right to make changes to the Sub-accounts available under the Annuities as we determine appropriate. We may offer new Sub-accounts, eliminate Sub-accounts, or combine Sub-accounts at our sole discretion. We may also close Sub-accounts to additional Purchase Payments on existing Annuities or close Sub-accounts for Annuities purchased on or after specified dates. We may also substitute an underlying mutual fund or portfolio of an underlying mutual fund for another underlying mutual fund or portfolio of an underlying mutual fund, subject to our receipt of any exemptive relief that we are required to obtain under the Investment Company Act. We will notify Owners of changes we make to the Sub-accounts available under their Annuity.

 Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk. There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

 Separate Account D
 During the accumulation period, assets supporting our obligations based on Fixed Allocations are held in Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D". Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

 There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

 We may employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain. We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

 WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
 Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans.

 Voting Rights
 We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares based on instructions received from Owners with Account Value allocated to that Sub-account. Owners have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. This voting procedure is sometimes referred to as "mirror voting" because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of a given mutual fund held within our separate account are legally owned by us, we intend to vote all of such shares when that underlying fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the underlying fund's shareholder meeting and towards the ultimate outcome of the vote. Thus, under "mirror voting," it is possible that the votes of a small percentage of contractholders who actually vote will determine the ultimate outcome. We will furnish those Owners who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with proxy materials and the necessary forms to provide us with their voting instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

 Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its co-investment advisers, AST Investment Services, Inc. and Prudential Investments LLC, subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by AST Investment Services, Inc., Prudential Investments LLC and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes. We may add new Sub-accounts that invest in a series of underlying funds other than the Trust that is managed by an affiliate. Such series of funds may have a similar order from the SEC. You also should review the prospectuses for the other underlying funds in which various Sub-accounts invest as to whether they have obtained similar orders from the SEC.

 Material Conflicts
 It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

 Service Fees Payable to Prudential Annuities
 Prudential Annuities or our affiliates have entered into agreements with the investment adviser or distributor of the underlying Portfolios. Under the terms of these agreements, Prudential Annuities, or our affiliates may provide administrative and support services to the Portfolios for which it receives a fee of up to 0.75% (currently) of the average assets allocated to the Portfolios under each Annuity from the investment adviser, distributor and/or the fund. These agreements may be different for each underlying mutual fund whose portfolios are offered as Sub-accounts.

 In addition, an investment adviser, sub-adviser or distributor of the underlying Portfolios may also compensate us by providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the Annuity. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contract, available options, and underlying Portfolios. The amounts paid depend on the nature of the meetings, the number of meetings attended by the adviser, sub-adviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level of the adviser's, sub-adviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, sub-advisers, or distributor and the amounts of such payments may vary between and among each adviser, sub-adviser and distributor depending on their respective participation.

 During 2007, with regard to amounts that were paid under these kinds of arrangements, the amounts ranged from approximately $750 to approximately $981,102. These amounts may have been paid to one or more
 Prudential-affiliated insurers issuing individual variable annuities.

 WHO DISTRIBUTES ANNUITIES OFFERED BY PRUDENTIAL ANNUITIES?
 Prudential Annuities Distributors, Inc. (PAD), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuities offered through this prospectus. PAD acts as the distributor of a number of annuity and life insurance products, and is the co-distributor of the Advanced Series Trust. PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934 (Exchange Act), and is a member of the Financial Industry Regulatory Authority (FINRA). Each Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuities but are exempt from registration ("firms"). Applications for each Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuities directly to potential purchasers.

 Prudential Annuities sells its annuity products through multiple distribution channels, including (1) independent broker-dealer firms and financial planners; (2) broker-dealers that are members of the New York Stock Exchange, including "wirehouse" and regional broker-dealer firms; and (3) broker-dealers affiliated with banks or that specialize in marketing to customers of banks. Although we are active in each of those distribution channels, the majority of our sales have come from the independent broker-dealer firms and financial planners. On June 1, 2006, The Prudential Insurance Company of America, an affiliate of Prudential Annuities, acquired the variable annuity business of The Allstate Corporation ("Allstate"), which included exclusive access to the Allstate affiliated broker-dealer. We began selling variable annuities through the Allstate affiliated broker-dealer registered representatives in the third quarter of 2006.

 Commissions are paid to firms on sales of the Annuities according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 7.0% for Optimum, 6.0% for Optimum XTra and 5.5% for Optimum Four. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of the Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to your Annuity. Commissions and other compensation paid in relation to your Annuity do not result in any additional charge to you or to the Separate Account.

 In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuities on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms (including Linsco/Private Ledger, Corp.) with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate the firm's registered representatives and make them more knowledgeable about the Annuities; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms. You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuities than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. Further information about the firms that are part of these compensation arrangements appears in the Statement of Additional Information, which is available without charge upon request.

 We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. To the extent permitted by the FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the forms of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

 The list below identifies three general types of payments that PAD pays which are broadly defined as follows:
   . Percentage Payments based upon "Assets under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential Annuities products that were sold through the firm (or its affiliated broker-dealers).
   . Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm (or its affiliated broker-dealers).

   . Fixed Payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker-dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to: sponsorships, conferences (national, regional and top producer), speaker fees, promotional items and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

 The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2007) received payment with respect to annuity business during 2007 (or as to which a payment amount was accrued during 2007). The firms listed below include payments in connection with products issued by Prudential Annuities Life Assurance Corporation. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the contract. During 2007, the least amount paid, and greatest amount paid, were $46 and $8,664,735, respectively.

 Name of Firm:

 1717 Capital Management Co.               Commonwealth Financial Network         Hornor, Townsend & Kent
 1/st/ Global Capital Corporation          Contemporary Fin'l Solutions           Huntington Investment Services
 A.G. Edwards & Sons                       Crown Capital Securities, L.P.         ICC
 Advantage Capital Corporation             Cumberland Brokerage Corporation       IFMG Securities, Inc.
 AICPA                                     CUNA Brokerage                         IMS Securities, Inc.
 AIG Financial Advisors Inc                CUSO Financial Services, L.P.          Independent Financial Group, LLC
 Allegheny Investments LTD.                Deutsche                               Infinex Investments Inc.
 Allegiant Securities LLC                  EDI Financial                          ING Financial Advisors, LLC
 Alliance Bernstein                        ePlanning Securities, Inc.             ING Financial Partners, LLC
 Alliance Financial Group, Inc.            Equity Services, Inc.                  Institutional Securities Corp.
 Allianz                                   Ferris Baker Watts, Inc                InterSecurities, Inc.
 Allstate Financial Srvcs, LLC             FFP Securities, Inc.                   Invest Financial Corporation
 Almax Financial Solutions, LLC            Financial Network Investments Corp.    Investacorp
 Alternative Wealth Strategies             Financial Planning Consultants         Investment Centers of America
 American General Securities, Inc.         Financial West Group                   Investment Management Corp
 AMERICAN PORTFOLIO FIN SVCS               Fintegra, LLC                          Investment Planners, Inc.
 INC                                       First Allied Securities, Inc.          Investment Professionals
 Ameritas Investment Corp                  First Financial Services               Investors Capital Corporation
 Arrowhead Investment Center               First Heartland Capital, Inc.          Investors Security Co, Inc.
 Associated Securities                     First Montauk Securities Corp.         ISG Equity Sales
 AXA Advisors                              First Trust Portfolios                 J.W. Cole Financial, Inc.
 BancorpSouth Investment Services, Inc.    First Western Advisors                 Janney Montgomery Scott, LLC.
 BB&T Investments                          Foothill Securities, Inc.              JB Hanauer
 BCG Securities, Inc.                      Fortune Financial Services, Inc.       Jefferson Pilot Securities Co.
 Benefit Funding Services Group            Founders Financial Securities          JJB Hilliard Lyons
 Berthel Fisher & Company                  Fox & Co. Investments, Inc.            Key Investment Services LLC
 Brecek & Young Advisors, Inc.             Freedom Investors Corp.                KMS FINANCIAL SERVICES, INC
 Broker Dealer Financial                   FSC Securities Corp                    Kovack Securities, Inc
 Brookstone Securities, Inc.               FSIC                                   Leaders Group Inc.
 Brookstreet Securities Corp.              Garden State Securities, Inc.          Legacy Advisors, LLC
 Butler Freeman Tally Fn Gp LLC            Gary Goldberg & Co.                    Legacy Financial Services, Inc.
 Cadaret, Grant & Co., Inc.                Geneos Wealth Management, Inc.         Legend Equities Corporation
 Calton & Associates, Inc                  Genworth Financial Securities          Legend Securities, Inc.
 Cambridge Investment Research, Inc.       Corporation                            Leonard & Company
 Cantella & Co., Inc                       Girard Securities, Inc.                Lewis Financial Group, L.C.
 Capital Analysts                          Goldman Sachs Asset Management         Lincoln Financial Advisors
 Capital Financial Services                Great American Advisors, Inc.          Lincoln Investment Planning
 Capital Investment Group                  GunnAllen Financial, Inc.              Linsco Private Ledger Corp
 Capital One Investments                   GWN Securities, Inc.                   Lombard Securities Inc.
 Capital Securities Management             H&R Block Financial Advisors, Inc.     M Holdings Securities, Inc
 Centaurus Financial, Inc.                 H. Beck, Inc.                          Main Street Securities, LLC
 CFD Investments, Inc.                     Hantz Financial Services, Inc.         MarketMax
 Citigroup Global Markets Inc              Harbour Investments, Inc.              Medallion Investment Services
 City Securities Corporation               Hazard & Siegel, Inc.                  MFS
 Commonwealth Financial Group              HBW Securities                         Michigan Securities, Inc.
--------------------------------------------------------------------------------------------------------------------

 MML Investors Services, Inc.          R. Seelaus & Co., Inc.              T. Rowe Price Associates
 Money Concepts Capital Corp.          Rampart Financial Services Inc      TFS Securities, Inc.
 Moors & Cabot, Inc                    Raymond James & Associates          The Investment Center, Inc.
 Morgan Keegan                         Raymond James Financial Services    Tower Square Securities Inc
 MTL Equity Products, Inc.             RBC Dain Rauscher                   Transamerica Financial Advisors
 Multi Financial Securities Corp.      Resource Horizon Group, LLC         Triad Advisors, Inc.
 Mutual Service Corporation            Resource Marketing                  Trustmont Financial Group, Inc.
 Mutual Trust Co. of America Sec       Rhodes Securities, Inc.             UBS Financial Services, Inc.
 National Planning Corporation         RNR Securities, L.L.C.              United Planners Financial Services of
 Neuberger/Berman                      Robert W. Baird & Co., Inc.         America United Securities Alliance, Inc.
 New England Securities                Royal Alliance                      USA Financial Securities Corporation
 Next Financial Group, Inc.            Ryan Beck & Co, Inc.                UVEST Financial Services Group, Inc.
 NFP Securities, Inc.                  Rydex Distributors Inc              Valley National Investments, Inc.
 North Ridge Securities Corp.          SAIC                                Veritrust Financial LLC
 Oppenheimer & Co, Inc.                Sammons Securities                  VSR Financial Services, Inc.
 Pacific West Securities, Inc.         Saunders Discount Brokerage         Wachovia Bank
 Packerland Brokerage Svcs, Inc        Scottsdale Capital Advisors         Wachovia Wirehouse
 Partnervest Securities, Inc.          Securian Financial Services, Inc.   Wall Street Financial Group
 Paulson Investment Company, Inc.      Securities America, Inc.            Walnut Street Securities
 Planmember Securities Corporation     Securities Service Network          Waterstone Financial Group Inc
 PNC Investment                        Sentra/Spelman                      Waterstone Investor Services
 Preferred Financial Group             Sigma Financial Corporation         Webster Investment Services, Inc.
 Presidential Brokerage                Signator Investor, Inc              Wellstone Securities, LLC
 PrimeVest Financial Services          SII Investments, Inc.               Westcom Financial Services
 Principal Financial Group             Silver Oaks Securities              Wilbanks Securities, Inc.
 ProEquities, Inc                      Stanford Group Company              Williams Financial Group
 Prospera Financial Svcs, Inc.         Stifel Nicolaus & Co., Inc.         Woodbury Financial Services, Inc.
 Pruco Securities                      Summit Brokerage Services, Inc      World Choice Securities, Inc.
 Prudential Annuities                  Summit Equities, Incorporated       World Equity Group, Inc.
 Prudential Financial                  SunAmerica Securities               World Group Securities, Inc.
 Prudential Securities Incorporated    Sunset Financial Services, Inc      Worth Financial Group, Inc.
 QA3 Financial Corp.                   SWS Financial Services, Inc         WRP Investments, Inc.
 Questar Capital Corporation           Synergy Investment Group, LLC       Your Money Matters Brokerage
--------------------------------------------------------------------------------------------------------------------

 On July 1, 2003, Prudential Financial combined its retail securities brokerage and clearing operations with those of Wachovia Corporation ("Wachovia") and formed Wachovia Securities Financial Holdings, LLC ("Wachovia Securities"), a joint venture headquartered in Richmond, Virginia. Prudential Financial has a 38% ownership interest in the joint venture, while Wachovia owns the remaining 62%. Wachovia and Wachovia Securities are key distribution partners for certain products of Prudential Financial affiliates, including mutual funds and individual annuities that are distributed through their financial advisors, bank channel and independent channel. In addition, Wachovia is the majority owner and Prudential Financial, indirectly through subsidiaries, is a minority owner of Wachovia Securities.

 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
 Prudential Annuities publishes annual and quarterly reports that are filed with the SEC. These reports contain financial information about Prudential Annuities that is annually audited by an independent registered public accounting firm. Prudential Annuities' annual report for the year ended December 31, 2007, together with subsequent periodic reports that Prudential Annuities files with the SEC, are incorporated by reference into this prospectus. You can obtain copies, at no cost, of any and all of this information, including the Prudential Annuities annual report that is not ordinarily mailed to contract owners, the more current reports and any subsequently filed documents at no cost by contacting us at Prudential Annuities - Variable Annuities; P.O. Box 7960, Philadelphia, PA 19176 (Telephone: 203-926-1888). The SEC file number for Prudential Annuities is 33-44202. You may read and copy any filings made by Prudential Annuities with the SEC at the SEC's Public Reference Room at 100 F Street, N.E. Washington, D.C. 20549. You can obtain information on the operation of the Public Reference Room by calling (202) 551-8090. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

 FINANCIAL STATEMENTS
 The financial statements of the separate account and Prudential Annuities Life Assurance Corporation are included in the Statement of Additional Information.

 HOW TO CONTACT US
 You can contact us by:
..   calling our Customer Service Team at 1-800-752-6342 during our normal business hours, Monday through Friday, or our telephone automated response system at 1-800-766-4530.
..   writing to us via regular mail at Prudential Annuities - Variable
    Annuities, P.O. Box 7960, Philadelphia, PA 19176 OR for express mail Prudential Annuities - Variable Annuities, 2101 Welsh Road, Dresher, PA 19025. NOTE: Failure to send mail to the proper address may result in a delay in our receiving and processing your request.
..   sending an email to customerservice@prudential.com or visiting our Internet
    Website at www. prudentialannuities.com.
..   accessing information about your Annuity through our Internet Website at www. prudentialannuities.com.

 You can obtain account information by calling our automated response system and at www. prudentialannuities.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or your Financial Professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. Please note that unless you tell us otherwise, we deem that all transactions that are directed by your Financial Professional with respect to your Annuity have been authorized by you. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN by calling our automated response system and at www. prudentialannuities.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

 Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

 Prudential Annuities does not guarantee access to telephonic, facsimile, Internet or any other electronic information or that we will be able to accept transaction instructions via such means at all times. Regular and/or express mail will be the only means by which we will accept transaction instructions when telephonic, facsimile, Internet or any other electronic means are unavailable or delayed. Prudential Annuities reserves the right to limit, restrict or terminate telephonic, facsimile, Internet or any other electronic transaction privileges at any time.

 INDEMNIFICATION
 Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

 LEGAL PROCEEDINGS
 We are subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to us and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is inherently uncertain. The following is a summary of certain pending proceedings.

 We have commenced a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by us. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the acquisition of Prudential Annuities by Prudential Financial, Inc. (the "Acquisition"). The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the agreement (the "Acquisition Agreement") pursuant to which Prudential Financial, Inc. acquired Prudential Annuities from Skandia Insurance Company Ltd. (publ) ("Skandia").

 Commencing in 2003, we received formal requests for information from the SEC and the New York Attorney General ("NYAG") relating to market timing in variable annuities by us and certain affiliated companies. In connection with these investigations, with the approval of Skandia an offer was made by us to the authorities investigating our companies, the SEC and NYAG, to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, we believe these discussions are likely to lead to settlements with these authorities by us or our affiliates. Any regulatory settlement involving us and certain affiliates would be subject to the indemnification provisions of the Acquisition Agreement pursuant to which Prudential Financial, Inc. purchased Prudential Annuities and certain affiliates in May 2003 from Skandia. If achieved, settlement of the matters relating to us and certain affiliates also could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to our businesses.

 During the third quarter of 2004, we identified a system-generated calculation error in our annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to us associated with remediation, breakage and other costs. Our consultants have developed the systems functionality to compute remediation amounts and are in the process of running the computations on affected contracts. We contacted state insurance regulators and commenced Phase I of our outreach to customers on November 12, 2007. We have advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

 From January 2006 to May 2007, thirty complaints were filed in 17/th/ Judicial Circuit Court, Broward County, Florida alleging misrepresentations in the sale of annuities against us and in certain of the cases, the two brokers who sold the annuities. The complaints allege that the brokers represented that any losses in the annuities would be insured or paid by a state guaranty fund and purport to state claims of breach of fiduciary duty, negligence, fraud, fraudulent inducement, negligent misrepresentation and seek damages in unspecified amounts but in excess of $15,000 per case. The matter is subject to the indemnification provisions of the Acquisition Agreement.

 Our litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of Prudential Annuities in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of our litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

 It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including certain claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against Prudential Annuities ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Additionally, those obligations only apply to such otherwise indemnifiable losses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion. We are in discussions with Skandia regarding the satisfaction of the $10 million deductible.

 CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION
 The following are the contents of the Statement of Additional Information:

 General Information about Prudential Annuities
   Prudential Annuities Life Assurance Corporation
   Prudential Annuities Life Assurance Corporation Variable Account B
   Prudential Annuities Life Assurance Corporation Separate Account D
 Principal Underwriter/Distributor - Prudential Annuities Distributors, Inc.
 How the Unit Price is Determined
 Additional Information on Fixed Allocations
   How We Calculate the Market Value Adjustment
 General Information
   Voting Rights
   Modification
   Deferral of Transactions
   Misstatement of Age or Sex
   Ending the Offer
 Annuitization
 Experts
 Legal Experts
 Financial Statements

     APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B
                           ACCUMULATION UNIT VALUES

 Separate Account B consists of multiple Sub-accounts that are available as investment options for the Prudential Annuities' Annuities. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. All or some of these Sub-accounts are available as investment options for other variable annuities we offer pursuant to different prospectuses.

 Unit Prices And Numbers Of Units: The following tables show for each Annuity:
 (a) the historical Unit Price, corresponding to the Annuity features bearing the highest and lowest combinations of asset-based charges*, as of the dates shown, for Units in each of the Sub-accounts of Separate Account B that are being offered pursuant to this Prospectus**; and (b) the number of Units outstanding for each such Sub-account as of the dates shown. The period for each year begins on January 1 and ends on December 31. Since November 18, 2002, we have been determining, on a daily basis, multiple Unit Prices for each Sub-account of Separate Account B. We compute multiple Unit Prices because several of our variable annuities invest in the same Sub-accounts, and these annuities deduct varying charges that correspond to each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charges for each optional benefit. Where an asset-based charge corresponding to a particular Sub-account within a new annuity product is identical to that in the same Sub-account within an existing annuity, the Unit Price for the new annuity will be identical to that of the existing annuity. In such cases, we will for reference purposes depict, in the condensed financial information for the new annuity, Unit Prices of the existing annuity. To the extent a Sub-account commenced operations during a particular calendar year, the Unit Price as of the end of the period reflects only the partial year results from the commencement of operations until December 31st of the applicable year. When a Unit Price was first calculated for a particular Sub-account, we set the price of that Unit at $10.00 per Unit. Thereafter, Unit Prices vary based on market performance. Unit Prices and Units are provided for Sub-accounts that commenced operations prior to January 1, 2008.

 * Note: While a unit price is reflected for the maximum combination of asset based charges for each Sub-account, not all Sub-accounts are available if you elect certain optional benefits.
 ** The remaining unit values appear in the Statement of Additional
    Information, which you may obtain free of charge by sending in the request form at the end of the Prospectus or contacting us at 1-800-752-6342.

                                    Optimum
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

              ACCUMULATION UNIT VALUES: With No Optional Benefits

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2000 to 12/31/2000                                            $8.99             33,897
    1/1/2001 to 12/31/2001                           $8.99            $6.86            136,976
    1/1/2002 to 12/31/2002                           $6.86            $5.53            153,652
    1/1/2003 to 12/31/2003                           $5.53            $7.13            362,254
    1/1/2004 to 12/31/2004                           $7.13            $8.24            553,542
    1/1/2005 to 12/31/2005                           $8.24            $9.04          1,051,557
    1/1/2006 to 12/31/2006                           $9.04           $10.96          1,002,727
    1/1/2007 to 12/31/2007                          $10.96           $11.84            985,495
----------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2000 to 12/31/2000                                           $18.68              6,782
    1/1/2001 to 12/31/2001                          $18.68           $14.10              5,277
    1/1/2002 to 12/31/2002                          $14.10           $10.35              7,064
    1/1/2003 to 12/31/2003                          $10.35           $14.32          1,166,396
    1/1/2004 to 12/31/2004                          $14.32           $16.42          1,953,908
    1/1/2005 to 12/31/2005                          $16.42           $18.90          2,113,594
    1/1/2006 to 12/31/2006                          $18.90           $22.58          1,664,525
    1/1/2007 to 12/31/2007                          $22.58           $26.55          1,428,930

                                                                              Number of
                                          Accumulation     Accumulation      Accumulation
                                          Unit Value at    Unit Value at Units Outstanding at
                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------
AST International Value
    1/1/2000 to 12/31/2000                                     $8.08             20,311
    1/1/2001 to 12/31/2001                    $8.08            $5.41             29,954
    1/1/2002 to 12/31/2002                    $5.41            $4.43             32,967
    1/1/2003 to 12/31/2003                    $4.43            $5.86             91,736
    1/1/2004 to 12/31/2004                    $5.86            $7.01            233,045
    1/1/2005 to 12/31/2005                    $7.01            $7.87            402,497
    1/1/2006 to 12/31/2006                    $7.87            $9.90            593,098
    1/1/2007 to 12/31/2007                    $9.90           $11.52            794,549
---------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2000 to 12/31/2000                                    $20.25                978
    1/1/2001 to 12/31/2001                   $20.25           $18.70              2,439
    1/1/2002 to 12/31/2002                   $18.70           $12.12              6,331
    1/1/2003 to 12/31/2003                   $12.12           $17.38            145,364
    1/1/2004 to 12/31/2004                   $17.38           $15.97            107,136
    1/1/2005 to 12/31/2005                   $15.97           $16.00            126,824
    1/1/2006 to 12/31/2006                   $16.00           $17.80            111,114
    1/1/2007 to 12/31/2007                   $17.80           $18.83            118,021
---------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2000 to 12/31/2000                                     $9.17             35,743
    1/1/2001 to 12/31/2001                    $9.17            $6.48             41,602
    1/1/2002 to 12/31/2002                    $6.48            $4.71             44,611
    1/1/2003 to 12/31/2003                    $4.71            $6.86            258,089
    1/1/2004 to 12/31/2004                    $6.86            $7.41            293,384
    1/1/2005 to 12/31/2005                    $7.41            $7.35            267,925
    1/1/2006 to 12/31/2006                    $7.35            $7.82            344,893
    1/1/2007 to 12/31/2007                    $7.82            $9.17            382,635
---------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2000 to 12/31/2000                                     $9.08                243
    1/1/2001 to 12/31/2001                    $9.08            $7.12             10,912
    1/1/2002 to 12/31/2002                    $7.12            $4.98             25,040
    1/1/2003 to 12/31/2003                    $4.98            $8.33            859,909
    1/1/2004 to 12/31/2004                    $8.33           $10.12          1,169,995
    1/1/2005 to 12/31/2005                   $10.12           $10.94          1,386,930
    1/1/2006 to 12/31/2006                   $10.94           $12.20          1,165,926
    1/1/2007 to 12/31/2007                   $12.20           $13.39          1,078,773
---------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2000 to 12/31/2000                                    $11.41             15,339
    1/1/2001 to 12/31/2001                   $11.41           $12.06             33,608
    1/1/2002 to 12/31/2002                   $12.06           $10.79             66,744
    1/1/2003 to 12/31/2003                   $10.79           $14.47            962,965
    1/1/2004 to 12/31/2004                   $14.47           $16.64          1,293,786
    1/1/2005 to 12/31/2005                   $16.64           $17.52          1,484,712
    1/1/2006 to 12/31/2006                   $17.52           $20.77          1,198,255
    1/1/2007 to 12/31/2007                   $20.77           $19.36          1,176,566
---------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2000 to 12/31/2000                                     $7.03              2,473
    1/1/2001 to 12/31/2001                    $7.03            $4.15             17,882
    1/1/2002 to 12/31/2002                    $4.15            $2.98             28,812
    1/1/2003 to 12/31/2003                    $2.98            $3.87          1,535,565
    1/1/2004 to 12/31/2004                    $3.87            $4.44          2,232,502
    1/1/2005 to 12/31/2005                    $4.44            $4.60          2,666,933
    1/1/2006 to 12/31/2006                    $4.60            $4.83          2,231,991
    1/1/2007 to 12/31/2007                    $4.83            $5.69          2,097,846

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2000 to 12/31/2000                                     $12.13             16,574
    1/1/2001 to 12/31/2001                    $12.13           $11.62             56,219
    1/1/2002 to 12/31/2002                    $11.62           $10.26             69,657
    1/1/2003 to 12/31/2003                    $10.26           $13.82            781,348
    1/1/2004 to 12/31/2004                    $13.82           $16.76          1,116,503
    1/1/2005 to 12/31/2005                    $16.76           $18.55          1,303,740
    1/1/2006 to 12/31/2006                    $18.55           $20.28          1,086,861
    1/1/2007 to 12/31/2007                    $20.28           $20.66            975,347
----------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2000 to 12/31/2000                                      $8.46             97,356
    1/1/2001 to 12/31/2001                     $8.46            $7.12            106,762
    1/1/2002 to 12/31/2002                     $7.12            $4.86            106,056
    1/1/2003 to 12/31/2003                     $4.86            $5.93            263,698
    1/1/2004 to 12/31/2004                     $5.93            $6.19            326,194
    1/1/2005 to 12/31/2005                     $6.19            $7.12            512,012
    1/1/2006 to 12/31/2006                     $7.12            $7.43            608,747
    1/1/2007 to 12/31/2007                     $7.43            $7.94            919,355
----------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2000 to 12/31/2000                                      $9.68              3,089
    1/1/2001 to 12/31/2001                     $9.68            $7.48             47,656
    1/1/2002 to 12/31/2002                     $7.48            $5.31            112,701
    1/1/2003 to 12/31/2003                     $5.31            $6.44            893,170
    1/1/2004 to 12/31/2004                     $6.44            $7.04            791,823
    1/1/2005 to 12/31/2005                     $7.04            $7.39          1,025,239
    1/1/2006 to 12/31/2006                     $7.39            $8.01            758,550
    1/1/2007 to 12/31/2007                     $8.01            $9.10            686,498
----------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2000 to 12/31/2000                                     $10.09            114,992
    1/1/2001 to 12/31/2001                    $10.09            $7.80            182,904
    1/1/2002 to 12/31/2002                     $7.80            $6.50            228,033
    1/1/2003 to 12/31/2003                     $6.50            $8.46          4,075,719
    1/1/2004 to 12/31/2004                     $8.46            $9.67          5,717,404
    1/1/2005 to 12/31/2005                     $9.67           $10.20          7,048,021
    1/1/2006 to 12/31/2006                    $10.20           $10.80          5,983,458
    1/1/2007 to 12/31/2007                    $10.80           $12.26          5,638,342
----------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2000 to 12/31/2000                                         --                 --
    1/1/2001 to 12/31/2001                                     $10.05             18,453
    1/1/2002 to 12/31/2002                    $10.05            $8.61             82,054
    1/1/2003 to 12/31/2003                     $8.61           $10.91            453,569
    1/1/2004 to 12/31/2004                    $10.91           $12.28            603,508
    1/1/2005 to 12/31/2005                    $12.28           $12.79            635,232
    1/1/2006 to 12/31/2006                    $12.79           $15.33            815,109
    1/1/2007 to 12/31/2007                    $15.33           $14.60            776,427
----------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2000 to 12/31/2000                                     $10.53             34,439
    1/1/2001 to 12/31/2001                    $10.53           $10.35            205,232
    1/1/2002 to 12/31/2002                    $10.35            $7.84            142,152
    1/1/2003 to 12/31/2003                     $7.84           $10.25          3,076,626
    1/1/2004 to 12/31/2004                    $10.25           $11.24          4,119,501
    1/1/2005 to 12/31/2005                    $11.24           $11.63          5,200,126
    1/1/2006 to 12/31/2006                    $11.63           $13.46          3,863,961
    1/1/2007 to 12/31/2007                    $13.46           $13.98          3,567,122

                                                                        Number of
                                    Accumulation     Accumulation      Accumulation
                                    Unit Value at    Unit Value at Units Outstanding at
                                 Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2000 to 12/31/2000                              $10.32              8,596
    1/1/2001 to 12/31/2001             $10.32            $9.31             44,212
    1/1/2002 to 12/31/2002              $9.31            $7.59             44,419
    1/1/2003 to 12/31/2003              $7.59            $8.99            204,589
    1/1/2004 to 12/31/2004              $8.99           $10.25            417,314
    1/1/2005 to 12/31/2005             $10.25           $10.77            694,885
    1/1/2006 to 12/31/2006             $10.77           $12.60            680,203
    1/1/2007 to 12/31/2007             $12.60           $12.07            680,350
---------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2000 to 12/31/2000                              $10.70                 --
    1/1/2001 to 12/31/2001             $10.70           $10.84             16,390
    1/1/2002 to 12/31/2002             $10.84           $12.32             36,987
    1/1/2003 to 12/31/2003             $12.32           $13.73            289,862
    1/1/2004 to 12/31/2004             $13.73           $14.73            657,913
    1/1/2005 to 12/31/2005             $14.73           $13.89            938,585
    1/1/2006 to 12/31/2006             $13.89           $14.58            836,914
    1/1/2007 to 12/31/2007             $14.58           $15.79            874,210
---------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2000 to 12/31/2000                              $10.13                425
    1/1/2001 to 12/31/2001             $10.13           $10.30             16,628
    1/1/2002 to 12/31/2002             $10.30           $10.22             43,077
    1/1/2003 to 12/31/2003             $10.22           $11.98            814,135
    1/1/2004 to 12/31/2004             $11.98           $12.71          1,012,739
    1/1/2005 to 12/31/2005             $12.71           $12.69          1,294,706
    1/1/2006 to 12/31/2006             $12.69           $13.76          1,196,608
    1/1/2007 to 12/31/2007             $13.76           $14.42          1,051,089
---------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2000 to 12/31/2000                              $10.97             37,918
    1/1/2001 to 12/31/2001             $10.97           $11.80            275,317
    1/1/2002 to 12/31/2002             $11.80           $12.72            362,294
    1/1/2003 to 12/31/2003             $12.72           $13.23          2,301,863
    1/1/2004 to 12/31/2004             $13.23           $13.72          3,074,732
    1/1/2005 to 12/31/2005             $13.72           $13.88          1,924,370
    1/1/2006 to 12/31/2006             $13.88           $14.22          2,004,498
    1/1/2007 to 12/31/2007             $14.22           $15.21          2,344,694
---------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2000 to 12/31/2000                              $10.59              1,940
    1/1/2001 to 12/31/2001             $10.59           $11.29            112,948
    1/1/2002 to 12/31/2002             $11.29           $10.09             38,260
    1/1/2003 to 12/31/2003             $10.09           $12.08            956,856
    1/1/2004 to 12/31/2004             $12.08           $12.18          2,189,975
    1/1/2005 to 12/31/2005             $12.18           $12.22          2,996,257
    1/1/2006 to 12/31/2006             $12.22           $12.53          2,687,532
    1/1/2007 to 12/31/2007             $12.53           $13.21          2,594,813
---------------------------------------------------------------------------------------
AST Money Market
    1/1/2000 to 12/31/2000                              $10.32             29,567
    1/1/2001 to 12/31/2001             $10.32           $10.57            179,509
    1/1/2002 to 12/31/2002             $10.57           $10.57            403,604
    1/1/2003 to 12/31/2003             $10.57           $10.51          1,245,396
    1/1/2004 to 12/31/2004             $10.51           $10.46          1,663,940
    1/1/2005 to 12/31/2005             $10.46           $10.62          3,179,376
    1/1/2006 to 12/31/2006             $10.62           $10.96          3,505,960
    1/1/2007 to 12/31/2007             $10.96           $11.36          4,361,361

                                                                                   Number of
                                               Accumulation     Accumulation      Accumulation
                                               Unit Value at    Unit Value at Units Outstanding at
                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2000 to 12/31/2000                                             --                --
    1/1/2001 to 12/31/2001                                             --                --
    1/1/2002 to 12/31/2002                            --               --                --
    1/1/2003 to 12/31/2003                            --           $10.46            24,847
    1/1/2004 to 12/31/2004                        $10.46           $12.31            62,400
    1/1/2005 to 12/31/2005                        $12.31           $14.10           130,750
    1/1/2006 to 12/31/2006                        $14.10           $17.15           182,002
    1/1/2007 to 12/31/2007                        $17.15           $19.47           167,896
--------------------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2000 to 12/31/2000                                             --                --
    1/1/2001 to 12/31/2001                                          $9.04                --
    1/1/2002 to 12/31/2002                         $9.04               --                --
    1/1/2003 to 12/31/2003                            --            $9.21            15,743
    1/1/2004 to 12/31/2004                         $9.21            $9.75            26,849
    1/1/2005 to 12/31/2005                         $9.75           $10.00            18,356
    1/1/2006 to 12/31/2006                        $10.00           $10.47            19,700
    1/1/2007 to 12/31/2007                        $10.47           $11.58            38,907
--------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                     $10.00            $9.98            48,832

 *  Denotes the start date of these sub-accounts.

                                    Optimum
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

                ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2000 to 12/31/2000                                               --              --
    1/1/2001 to 12/31/2001                                               --              --
    1/1/2002 to 12/31/2002                                               --              --
    1/1/2003 to 12/31/2003                              --               --              --
    1/1/2004 to 12/31/2004                              --               --              --
    1/1/2005 to 12/31/2005                              --           $10.57               0
    1/1/2006 to 12/31/2006                          $10.57           $12.64               0
    1/1/2007 to 12/31/2007                          $12.64           $13.47               0
----------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2000 to 12/31/2000                                               --              --
    1/1/2001 to 12/31/2001                                               --              --
    1/1/2002 to 12/31/2002                                               --              --
    1/1/2003 to 12/31/2003                              --               --              --
    1/1/2004 to 12/31/2004                              --               --              --
    1/1/2005 to 12/31/2005                              --           $11.20               0
    1/1/2006 to 12/31/2006                          $11.20           $13.19               0
    1/1/2007 to 12/31/2007                          $13.19           $15.30               0

                                                                              Number of
                                          Accumulation     Accumulation      Accumulation
                                          Unit Value at    Unit Value at Units Outstanding at
                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------
AST International Value
    1/1/2000 to 12/31/2000                                        --              --
    1/1/2001 to 12/31/2001                                        --              --
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --           $10.62               0
    1/1/2006 to 12/31/2006                   $10.62           $13.19               0
    1/1/2007 to 12/31/2007                   $13.19           $15.13               0
---------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2000 to 12/31/2000                                        --              --
    1/1/2001 to 12/31/2001                                        --              --
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --           $10.35               0
    1/1/2006 to 12/31/2006                   $10.35           $11.35               0
    1/1/2007 to 12/31/2007                   $11.35           $11.84               0
---------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2000 to 12/31/2000                                        --              --
    1/1/2001 to 12/31/2001                                        --              --
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --           $10.23               0
    1/1/2006 to 12/31/2006                   $10.23           $10.74               0
    1/1/2007 to 12/31/2007                   $10.74           $12.41               0
---------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2000 to 12/31/2000                                        --              --
    1/1/2001 to 12/31/2001                                        --              --
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --           $10.87               0
    1/1/2006 to 12/31/2006                   $10.87           $11.96               0
    1/1/2007 to 12/31/2007                   $11.96           $12.95               0
---------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2000 to 12/31/2000                                        --              --
    1/1/2001 to 12/31/2001                                        --              --
    1/1/2002 to 12/31/2002                                        --              --
    1/1/2003 to 12/31/2003                       --               --              --
    1/1/2004 to 12/31/2004                       --               --              --
    1/1/2005 to 12/31/2005                       --           $10.56               0
    1/1/2006 to 12/31/2006                   $10.56           $12.35               0
    1/1/2007 to 12/31/2007                   $12.35           $11.35               0

                                                                           Number of
                                       Accumulation     Accumulation      Accumulation
                                       Unit Value at    Unit Value at Units Outstanding at
                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2000 to 12/31/2000                                     --              --
    1/1/2001 to 12/31/2001                                     --              --
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $10.49               0
    1/1/2006 to 12/31/2006                $10.49           $10.86               0
    1/1/2007 to 12/31/2007                $10.86           $12.63               0
------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2000 to 12/31/2000                                     --              --
    1/1/2001 to 12/31/2001                                     --              --
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $10.80               0
    1/1/2006 to 12/31/2006                $10.80           $11.65               0
    1/1/2007 to 12/31/2007                $11.65           $11.70               0
------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2000 to 12/31/2000                                     --              --
    1/1/2001 to 12/31/2001                                     --              --
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $12.02               0
    1/1/2006 to 12/31/2006                $12.02           $12.37               0
    1/1/2007 to 12/31/2007                $12.37           $13.04               0
------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2000 to 12/31/2000                                     --              --
    1/1/2001 to 12/31/2001                                     --              --
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $10.67               0
    1/1/2006 to 12/31/2006                $10.67           $11.40               0
    1/1/2007 to 12/31/2007                $11.40           $12.78               0
------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2000 to 12/31/2000                                     --              --
    1/1/2001 to 12/31/2001                                     --              --
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $10.82               0
    1/1/2006 to 12/31/2006                $10.82           $11.30               0
    1/1/2007 to 12/31/2007                $11.30           $12.65               0
------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2000 to 12/31/2000                                     --              --
    1/1/2001 to 12/31/2001                                     --              --
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $10.23               0
    1/1/2006 to 12/31/2006                $10.23           $12.09               0
    1/1/2007 to 12/31/2007                $12.09           $11.36               0

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2000 to 12/31/2000                                         --              --
    1/1/2001 to 12/31/2001                                         --              --
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --           $10.18               0
    1/1/2006 to 12/31/2006                    $10.18           $11.63               0
    1/1/2007 to 12/31/2007                    $11.63           $11.91               0
----------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2000 to 12/31/2000                                         --              --
    1/1/2001 to 12/31/2001                                         --              --
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --           $10.47               0
    1/1/2006 to 12/31/2006                    $10.47           $12.08               0
    1/1/2007 to 12/31/2007                    $12.08           $11.42               0
----------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2000 to 12/31/2000                                         --              --
    1/1/2001 to 12/31/2001                                         --              --
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --            $9.37               0
    1/1/2006 to 12/31/2006                     $9.37            $9.70               0
    1/1/2007 to 12/31/2007                     $9.70           $10.36               0
----------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2000 to 12/31/2000                                         --              --
    1/1/2001 to 12/31/2001                                         --              --
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --            $9.87               0
    1/1/2006 to 12/31/2006                     $9.87           $10.56               0
    1/1/2007 to 12/31/2007                    $10.56           $10.91               0
----------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2000 to 12/31/2000                                         --              --
    1/1/2001 to 12/31/2001                                         --              --
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --           $10.07               0
    1/1/2006 to 12/31/2006                    $10.07           $10.17               0
    1/1/2007 to 12/31/2007                    $10.17           $10.73               0
----------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2000 to 12/31/2000                                         --              --
    1/1/2001 to 12/31/2001                                         --              --
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --            $9.98               0
    1/1/2006 to 12/31/2006                     $9.98           $10.09               0
    1/1/2007 to 12/31/2007                    $10.09           $10.49               0

                                                                                   Number of
                                               Accumulation     Accumulation      Accumulation
                                               Unit Value at    Unit Value at Units Outstanding at
                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2000 to 12/31/2000                                             --              --
    1/1/2001 to 12/31/2001                                             --              --
    1/1/2002 to 12/31/2002                                             --              --
    1/1/2003 to 12/31/2003                            --               --              --
    1/1/2004 to 12/31/2004                            --               --              --
    1/1/2005 to 12/31/2005                            --           $10.02               0
    1/1/2006 to 12/31/2006                        $10.02           $10.21               0
    1/1/2007 to 12/31/2007                        $10.21           $10.43               0
--------------------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2000 to 12/31/2000                                             --              --
    1/1/2001 to 12/31/2001                                             --              --
    1/1/2002 to 12/31/2002                                             --              --
    1/1/2003 to 12/31/2003                            --               --              --
    1/1/2004 to 12/31/2004                            --               --              --
    1/1/2005 to 12/31/2005                            --           $10.92               0
    1/1/2006 to 12/31/2006                        $10.92           $13.09               0
    1/1/2007 to 12/31/2007                        $13.09           $14.67               0
--------------------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2000 to 12/31/2000                                             --              --
    1/1/2001 to 12/31/2001                                             --              --
    1/1/2002 to 12/31/2002                                             --              --
    1/1/2003 to 12/31/2003                            --               --              --
    1/1/2004 to 12/31/2004                            --               --              --
    1/1/2005 to 12/31/2005                            --           $10.53               0
    1/1/2006 to 12/31/2006                        $10.53           $10.87               0
    1/1/2007 to 12/31/2007                        $10.87           $11.86               0
--------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                     $10.00            $9.97               0

 *  Denotes the start date of these sub-accounts.

                                  Optimum Four
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

              ACCUMULATION UNIT VALUES: With No Optional Benefits

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2002 to 12/31/2002                                            $8.56          2,569,506
    1/1/2003 to 12/31/2003                           $8.56           $11.00          2,415,394
    1/1/2004 to 12/31/2004                          $11.00           $12.67          3,227,381
    1/1/2005 to 12/31/2005                          $12.67           $13.84          5,621,836
    1/1/2006 to 12/31/2006                          $13.84           $16.71          4,715,269
    1/1/2007 to 12/31/2007                          $16.71           $17.98          4,504,935

                                                                              Number of
                                          Accumulation     Accumulation      Accumulation
                                          Unit Value at    Unit Value at Units Outstanding at
                                       Beginning of Period End of Period    End of Period
---------------------------------------------------------------------------------------------
AST International Growth
    1/1/2002 to 12/31/2002                                     $9.72             835,523
    1/1/2003 to 12/31/2003                    $9.72           $13.39           5,547,558
    1/1/2004 to 12/31/2004                   $13.39           $15.30          11,265,469
    1/1/2005 to 12/31/2005                   $15.30           $17.54          12,141,522
    1/1/2006 to 12/31/2006                   $17.54           $20.87           9,628,446
    1/1/2007 to 12/31/2007                   $20.87           $24.43           8,347,423
---------------------------------------------------------------------------------------------
AST International Value
    1/1/2002 to 12/31/2002                                     $8.19             269,995
    1/1/2003 to 12/31/2003                    $8.19           $10.79           1,201,268
    1/1/2004 to 12/31/2004                   $10.79           $12.84           1,897,469
    1/1/2005 to 12/31/2005                   $12.84           $14.36           2,013,544
    1/1/2006 to 12/31/2006                   $14.36           $18.00           3,305,620
    1/1/2007 to 12/31/2007                   $18.00           $20.85           4,044,519
---------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2002 to 12/31/2002                                     $6.92           1,970,250
    1/1/2003 to 12/31/2003                    $6.92            $9.89           3,292,593
    1/1/2004 to 12/31/2004                    $9.89            $9.05           2,242,129
    1/1/2005 to 12/31/2005                    $9.05            $9.04           2,134,730
    1/1/2006 to 12/31/2006                    $9.04           $10.01           1,867,490
    1/1/2007 to 12/31/2007                   $10.01           $10.55           1,740,242
---------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2002 to 12/31/2002                                     $7.67             639,695
    1/1/2003 to 12/31/2003                    $7.67           $11.13           1,682,193
    1/1/2004 to 12/31/2004                   $11.13           $11.98           1,618,719
    1/1/2005 to 12/31/2005                   $11.98           $11.83           1,385,430
    1/1/2006 to 12/31/2006                   $11.83           $12.53           1,174,654
    1/1/2007 to 12/31/2007                   $12.53           $14.63           1,215,825
---------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2002 to 12/31/2002                                     $7.64           1,255,415
    1/1/2003 to 12/31/2003                    $7.64           $12.74           3,085,373
    1/1/2004 to 12/31/2004                   $12.74           $15.42           4,808,453
    1/1/2005 to 12/31/2005                   $15.42           $16.60           5,464,856
    1/1/2006 to 12/31/2006                   $16.60           $18.43           4,641,175
    1/1/2007 to 12/31/2007                   $18.43           $20.16           4,026,646
---------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2002 to 12/31/2002                                     $9.30           6,141,523
    1/1/2003 to 12/31/2003                    $9.30           $12.42          10,183,346
    1/1/2004 to 12/31/2004                   $12.42           $14.22          10,785,030
    1/1/2005 to 12/31/2005                   $14.22           $14.91          11,285,282
    1/1/2006 to 12/31/2006                   $14.91           $17.61           9,098,178
    1/1/2007 to 12/31/2007                   $17.61           $16.34           8,130,632
---------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2002 to 12/31/2002                                     $7.97           1,273,118
    1/1/2003 to 12/31/2003                    $7.97           $10.31           3,027,057
    1/1/2004 to 12/31/2004                   $10.31           $11.80           4,375,813
    1/1/2005 to 12/31/2005                   $11.80           $12.16           5,391,424
    1/1/2006 to 12/31/2006                   $12.16           $12.71           4,189,111
    1/1/2007 to 12/31/2007                   $12.71           $14.92           3,918,725

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2002 to 12/31/2002                                      $8.96           5,118,558
    1/1/2003 to 12/31/2003                     $8.96           $12.01           8,530,129
    1/1/2004 to 12/31/2004                    $12.01           $14.51          11,461,684
    1/1/2005 to 12/31/2005                    $14.51           $15.99          12,260,007
    1/1/2006 to 12/31/2006                    $15.99           $17.42           9,574,218
    1/1/2007 to 12/31/2007                    $17.42           $17.67           8,191,847
----------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2002 to 12/31/2002                                      $7.46           1,869,353
    1/1/2003 to 12/31/2003                     $7.46            $9.08           2,098,873
    1/1/2004 to 12/31/2004                     $9.08            $9.44           2,378,881
    1/1/2005 to 12/31/2005                     $9.44           $10.81           3,925,740
    1/1/2006 to 12/31/2006                    $10.81           $11.23           4,132,529
    1/1/2007 to 12/31/2007                    $11.23           $11.96           5,137,246
----------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2002 to 12/31/2002                                      $7.58           2,930,432
    1/1/2003 to 12/31/2003                     $7.58            $9.16           4,784,269
    1/1/2004 to 12/31/2004                     $9.16            $9.97           4,529,834
    1/1/2005 to 12/31/2005                     $9.97           $10.43           5,915,443
    1/1/2006 to 12/31/2006                    $10.43           $11.25           4,572,301
    1/1/2007 to 12/31/2007                    $11.25           $12.73           3,902,210
----------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2002 to 12/31/2002                                      $8.32          10,144,317
    1/1/2003 to 12/31/2003                     $8.32           $10.78          20,138,164
    1/1/2004 to 12/31/2004                    $10.78           $12.26          28,117,310
    1/1/2005 to 12/31/2005                    $12.26           $12.88          32,140,125
    1/1/2006 to 12/31/2006                    $12.88           $13.59          26,497,526
    1/1/2007 to 12/31/2007                    $13.59           $15.36          23,963,028
----------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2002 to 12/31/2002                                      $8.76           6,005,922
    1/1/2003 to 12/31/2003                     $8.76           $11.06           3,621,862
    1/1/2004 to 12/31/2004                    $11.06           $12.39           4,643,022
    1/1/2005 to 12/31/2005                    $12.39           $12.86           4,311,857
    1/1/2006 to 12/31/2006                    $12.86           $15.34           5,318,094
    1/1/2007 to 12/31/2007                    $15.34           $14.55           4,469,636
----------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2002 to 12/31/2002                                      $8.06           6,667,373
    1/1/2003 to 12/31/2003                     $8.06           $10.50          21,264,670
    1/1/2004 to 12/31/2004                    $10.50           $11.46          25,850,506
    1/1/2005 to 12/31/2005                    $11.46           $11.81          31,190,346
    1/1/2006 to 12/31/2006                    $11.81           $13.62          23,350,650
    1/1/2007 to 12/31/2007                    $13.62           $14.08          19,997,748
----------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2002 to 12/31/2002                                      $8.34           2,110,071
    1/1/2003 to 12/31/2003                     $8.34            $9.83           2,647,064
    1/1/2004 to 12/31/2004                     $9.83           $11.17           3,717,848
    1/1/2005 to 12/31/2005                    $11.17           $11.69           5,245,455
    1/1/2006 to 12/31/2006                    $11.69           $13.62           5,568,043
    1/1/2007 to 12/31/2007                    $13.62           $13.00           4,973,375

                                                                                   Number of
                                               Accumulation     Accumulation      Accumulation
                                               Unit Value at    Unit Value at Units Outstanding at
                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2002 to 12/31/2002                                         $11.34           1,739,313
    1/1/2003 to 12/31/2003                        $11.34           $12.59           2,962,471
    1/1/2004 to 12/31/2004                        $12.59           $13.45           4,717,822
    1/1/2005 to 12/31/2005                        $13.45           $12.64           6,261,824
    1/1/2006 to 12/31/2006                        $12.64           $13.21           6,093,700
    1/1/2007 to 12/31/2007                        $13.21           $14.24           6,452,566
--------------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2002 to 12/31/2002                                          $9.94           4,146,530
    1/1/2003 to 12/31/2003                         $9.94           $11.61           7,751,236
    1/1/2004 to 12/31/2004                        $11.61           $12.26           8,369,008
    1/1/2005 to 12/31/2005                        $12.26           $12.20          12,427,806
    1/1/2006 to 12/31/2006                        $12.20           $13.17          10,147,675
    1/1/2007 to 12/31/2007                        $13.17           $13.74           8,365,789
--------------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2002 to 12/31/2002                                         $10.57          20,544,075
    1/1/2003 to 12/31/2003                        $10.57           $10.95          26,287,388
    1/1/2004 to 12/31/2004                        $10.95           $11.31          33,208,757
    1/1/2005 to 12/31/2005                        $11.31           $11.40          22,436,395
    1/1/2006 to 12/31/2006                        $11.40           $11.63          21,700,661
    1/1/2007 to 12/31/2007                        $11.63           $12.39          21,645,194
--------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2002 to 12/31/2002                                         $10.34          11,274,642
    1/1/2003 to 12/31/2003                        $10.34           $10.51          15,242,856
    1/1/2004 to 12/31/2004                        $10.51           $10.55          21,299,789
    1/1/2005 to 12/31/2005                        $10.55           $10.54          28,031,653
    1/1/2006 to 12/31/2006                        $10.54           $10.76          22,394,558
    1/1/2007 to 12/31/2007                        $10.76           $11.31          20,392,150
--------------------------------------------------------------------------------------------------
AST Money Market
    1/1/2002 to 12/31/2002                                          $9.96          36,255,772
    1/1/2003 to 12/31/2003                         $9.96            $9.86          32,730,501
    1/1/2004 to 12/31/2004                         $9.86            $9.78          29,870,585
    1/1/2005 to 12/31/2005                         $9.78            $9.88          42,442,274
    1/1/2006 to 12/31/2006                         $9.88           $10.16          46,325,237
    1/1/2007 to 12/31/2007                        $10.16           $10.48          56,111,128
--------------------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2002 to 12/31/2002                                          $8.15             113,389
    1/1/2003 to 12/31/2003                         $8.15           $11.65             189,143
    1/1/2004 to 12/31/2004                        $11.65           $13.66             414,631
    1/1/2005 to 12/31/2005                        $13.66           $15.59             689,816
    1/1/2006 to 12/31/2006                        $15.59           $18.88           1,081,552
    1/1/2007 to 12/31/2007                        $18.88           $21.35           1,401,663
--------------------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2002 to 12/31/2002                                          $7.78              39,943
    1/1/2003 to 12/31/2003                         $7.78           $10.71             404,789
    1/1/2004 to 12/31/2004                        $10.71           $11.29             570,123
    1/1/2005 to 12/31/2005                        $11.29           $11.53             281,775
    1/1/2006 to 12/31/2006                        $11.53           $12.03             241,307
    1/1/2007 to 12/31/2007                        $12.03           $13.24             249,298
--------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                     $10.00            $9.98             213,630

 *  Denotes the start date of these sub-accounts.

                                  Optimum Four
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

                 ACCUMULATION UNIT VALUES: With LT5, HDV & EBP

                                                                                     Number of
                                                 Accumulation     Accumulation      Accumulation
                                                 Unit Value at    Unit Value at Units Outstanding at
                                              Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------------
AST JP Morgan International Equity Portfolio
    1/1/2002 to 12/31/2002                                               --              --
    1/1/2003 to 12/31/2003                              --               --              --
    1/1/2004 to 12/31/2004                              --               --              --
    1/1/2005 to 12/31/2005                              --           $10.53               0
    1/1/2006 to 12/31/2006                          $10.53           $12.55               0
    1/1/2007 to 12/31/2007                          $12.55           $13.32               0
----------------------------------------------------------------------------------------------------
AST International Growth
    1/1/2002 to 12/31/2002                                               --              --
    1/1/2003 to 12/31/2003                              --               --              --
    1/1/2004 to 12/31/2004                              --               --              --
    1/1/2005 to 12/31/2005                              --           $11.16               0
    1/1/2006 to 12/31/2006                          $11.16           $13.10               0
    1/1/2007 to 12/31/2007                          $13.10           $15.12               0
----------------------------------------------------------------------------------------------------
AST International Value
    1/1/2002 to 12/31/2002                                               --              --
    1/1/2003 to 12/31/2003                              --               --              --
    1/1/2004 to 12/31/2004                              --               --              --
    1/1/2005 to 12/31/2005                              --           $10.59               0
    1/1/2006 to 12/31/2006                          $10.59           $13.09               0
    1/1/2007 to 12/31/2007                          $13.09           $14.95               0
----------------------------------------------------------------------------------------------------
AST Small Cap Growth
    1/1/2002 to 12/31/2002                                               --              --
    1/1/2003 to 12/31/2003                              --               --              --
    1/1/2004 to 12/31/2004                              --               --              --
    1/1/2005 to 12/31/2005                              --           $10.31               0
    1/1/2006 to 12/31/2006                          $10.31           $11.27               0
    1/1/2007 to 12/31/2007                          $11.27           $11.71               0
----------------------------------------------------------------------------------------------------
AST Neuberger Berman Small-Cap Growth
 formerly, AST DeAM Small-Cap Growth
    1/1/2002 to 12/31/2002                                               --              --
    1/1/2003 to 12/31/2003                              --               --              --
    1/1/2004 to 12/31/2004                              --               --              --
    1/1/2005 to 12/31/2005                              --           $10.20               0
    1/1/2006 to 12/31/2006                          $10.20           $10.66               0
    1/1/2007 to 12/31/2007                          $10.66           $12.27               0
----------------------------------------------------------------------------------------------------
AST Federated Aggressive Growth
    1/1/2002 to 12/31/2002                                               --              --
    1/1/2003 to 12/31/2003                              --               --              --
    1/1/2004 to 12/31/2004                              --               --              --
    1/1/2005 to 12/31/2005                              --           $10.84               0
    1/1/2006 to 12/31/2006                          $10.84           $11.87               0
    1/1/2007 to 12/31/2007                          $11.87           $12.80               0

                                                                           Number of
                                       Accumulation     Accumulation      Accumulation
                                       Unit Value at    Unit Value at Units Outstanding at
                                    Beginning of Period End of Period    End of Period
------------------------------------------------------------------------------------------
AST Small-Cap Value
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $10.53               0
    1/1/2006 to 12/31/2006                $10.53           $12.26               0
    1/1/2007 to 12/31/2007                $12.26           $11.22               0
------------------------------------------------------------------------------------------
AST Goldman Sachs Mid-Cap Growth
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $10.46               0
    1/1/2006 to 12/31/2006                $10.46           $10.78               0
    1/1/2007 to 12/31/2007                $10.78           $12.48               0
------------------------------------------------------------------------------------------
AST Neuberger Berman Mid-Cap Value
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $10.76               0
    1/1/2006 to 12/31/2006                $10.76           $11.56               0
    1/1/2007 to 12/31/2007                $11.56           $11.57               0
------------------------------------------------------------------------------------------
AST T. Rowe Price Large-Cap Growth
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $11.98               0
    1/1/2006 to 12/31/2006                $11.98           $12.28               0
    1/1/2007 to 12/31/2007                $12.28           $12.89               0
------------------------------------------------------------------------------------------
AST MFS Growth
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $10.64               0
    1/1/2006 to 12/31/2006                $10.64           $11.32               0
    1/1/2007 to 12/31/2007                $11.32           $12.63               0
------------------------------------------------------------------------------------------
AST Marsico Capital Growth
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $10.78               0
    1/1/2006 to 12/31/2006                $10.78           $11.21               0
    1/1/2007 to 12/31/2007                $11.21           $12.50               0
------------------------------------------------------------------------------------------
AST Alliance Bernstein Core Value
    1/1/2002 to 12/31/2002                                     --              --
    1/1/2003 to 12/31/2003                    --               --              --
    1/1/2004 to 12/31/2004                    --               --              --
    1/1/2005 to 12/31/2005                    --           $10.20               0
    1/1/2006 to 12/31/2006                $10.20           $12.00               0
    1/1/2007 to 12/31/2007                $12.00           $11.22               0

                                                                               Number of
                                           Accumulation     Accumulation      Accumulation
                                           Unit Value at    Unit Value at Units Outstanding at
                                        Beginning of Period End of Period    End of Period
----------------------------------------------------------------------------------------------
AST Alliance Bernstein Growth & Income
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --           $10.15               0
    1/1/2006 to 12/31/2006                    $10.15           $11.55               0
    1/1/2007 to 12/31/2007                    $11.55           $11.77               0
----------------------------------------------------------------------------------------------
AST Large Cap Value
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --           $10.44               0
    1/1/2006 to 12/31/2006                    $10.44           $11.99               0
    1/1/2007 to 12/31/2007                    $11.99           $11.29               0
----------------------------------------------------------------------------------------------
AST T. Rowe Price Global Bond
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --            $9.34               0
    1/1/2006 to 12/31/2006                     $9.34            $9.63               0
    1/1/2007 to 12/31/2007                     $9.63           $10.24               0
----------------------------------------------------------------------------------------------
AST Lord Abbett Bond-Debenture
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --            $9.84               0
    1/1/2006 to 12/31/2006                     $9.84           $10.48               0
    1/1/2007 to 12/31/2007                    $10.48           $10.78               0
----------------------------------------------------------------------------------------------
AST PIMCO Total Return Bond
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --           $10.04               0
    1/1/2006 to 12/31/2006                    $10.04           $10.10               0
    1/1/2007 to 12/31/2007                    $10.10           $10.61               0
----------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --            $9.94               0
    1/1/2006 to 12/31/2006                     $9.94           $10.01               0
    1/1/2007 to 12/31/2007                    $10.01           $10.37               0
----------------------------------------------------------------------------------------------
AST Money Market
    1/1/2002 to 12/31/2002                                         --              --
    1/1/2003 to 12/31/2003                        --               --              --
    1/1/2004 to 12/31/2004                        --               --              --
    1/1/2005 to 12/31/2005                        --            $9.99               0
    1/1/2006 to 12/31/2006                     $9.99           $10.13               0
    1/1/2007 to 12/31/2007                    $10.13           $10.31               0

                                                                                   Number of
                                               Accumulation     Accumulation      Accumulation
                                               Unit Value at    Unit Value at Units Outstanding at
                                            Beginning of Period End of Period    End of Period
--------------------------------------------------------------------------------------------------
Evergreen VA--International Equity
    1/1/2002 to 12/31/2002                                             --              --
    1/1/2003 to 12/31/2003                            --               --              --
    1/1/2004 to 12/31/2004                            --               --              --
    1/1/2005 to 12/31/2005                            --           $10.88               0
    1/1/2006 to 12/31/2006                        $10.88           $13.00               0
    1/1/2007 to 12/31/2007                        $13.00           $14.50               0
--------------------------------------------------------------------------------------------------
Evergreen VA--Omega
    1/1/2002 to 12/31/2002                                             --              --
    1/1/2003 to 12/31/2003                            --               --              --
    1/1/2004 to 12/31/2004                            --               --              --
    1/1/2005 to 12/31/2005                            --           $10.50               0
    1/1/2006 to 12/31/2006                        $10.50           $10.79               0
    1/1/2007 to 12/31/2007                        $10.79           $11.72               0
--------------------------------------------------------------------------------------------------
AST Western Asset Core Plus Bond Portfolio
    11/19/2007* to 12/31/2007                     $10.00            $9.96               0

 *  Denotes the start date of these sub-accounts.

                                  Optimum XTra
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

              ACCUMULATION UNIT VALUES: With No Optional Benefits

 No Accumulation Unit Values are shown for Optimum XTra, because this Annuity was first offered in 2008.

                                  Optimum XTra
                Prudential Annuities Life Assurance Corporation
                                   Prospectus

                ACCUMULATION UNIT VALUES: With LT5, HDV, and EBP

 No Accumulation Unit Values are shown for Optimum XTra, because this Annuity was first offered in 2008.

              APPENDIX B - CALCULATION OF OPTIONAL DEATH BENEFITS

 Examples of Enhanced Beneficiary Protection Optional Death Benefit Calculation The following are examples of how the Enhanced Beneficiary Protection Optional Death Benefit is calculated. Each example assumes that a $50,000 initial Purchase Payment is made. Each example assumes that there is one Owner who is age 50 on the Issue Date and that all Account Value is maintained in the variable investment options. The formula for determining the Enhanced Beneficiary Protection Optional Death Benefit is as follows:

 Growth    =      Account Value of variable        minus      Purchase Payments -
                investment options plus Interim             proportional withdrawals
                  Value of Fixed Allocations
                       (no MVA applies)

 Example with market increase
 Assume that the Owner has made no withdrawals and that the Account Value has been increasing due to positive market performance. On the date we receive due proof of death, the Account Value is $75,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $75,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($75,000) PLUS 40% of the "Growth" under the Annuity.

                    Growth                           =                       $75,000 - [$50,000 - $0]
                                                     =                       $25,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     =                       $25,000 * 0.40
                                                     =                       $10,000

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $85,000

 Examples with market decline
 Assume that the Owner has made no withdrawals and that the Account Value has been decreasing due to declines in market performance. On the date we receive due proof of death, the Account Value is $45,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $50,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($50,000) PLUS the "Growth" under the Annuity.

                    Growth                           =                       $45,000 - [$50,000 - $0]
                                                     =                       $-5,000

                    Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                                     NO BENEFIT IS PAYABLE

                    Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                                     =                       $50,000

 In this example you would receive no additional benefit from purchasing the Enhanced Beneficiary Protection Optional Death Benefit.

 Example with market increase and withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 5 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $90,000. The basic Death Benefit is calculated as Purchase Payments minus proportional withdrawals, or Account Value, which ever is greater. Therefore, the basic Death Benefit is equal to $90,000. The Enhanced Beneficiary Protection Optional Death Benefit is equal to the amount payable under the basic Death Benefit ($90,000) PLUS 40% of the "Growth" under the Annuity.

       Growth                   =              $90,000 - [$50,000 - ($50,000 * $15,000/$75,000)]
                                =              $90,000 - [$50,000 - $10,000]
                                =              $90,000 - $40,000
                                =              $50,000

       Benefit Payable under Enhanced Beneficiary Protection Optional Death Benefit = 40% of Growth
                                =              $50,000 * 0.40
                                =              $20,000

       Benefit Payable under Basic Death Benefit PLUS Enhanced Beneficiary Protection Optional Death Benefit
                                =              $110,000

 Examples of Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Highest Anniversary Value Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Anniversary Value or the basic Death Benefit.

                =    $90,000 - [$90,000 * $15,000/$75,000]
                =    $90,000 - $18,000
                =    $72,000

     Basic      =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
     Death
     Benefit
                =    max [$80,000, $40,000]
                =    $80,000

     The Death Benefit therefore is $80,000.

 Example with death after Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals had been made prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Highest Anniversary Value on the Death Benefit Target Date was $80,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greater of the Highest Anniversary Value plus Purchase Payments minus proportional withdrawals after the Death Benefit Target Date or the basic Death Benefit.

 Highest Anniversary Value    =    $80,000 + $15,000 - [($ 80,000 + $15,000) * $5,000/$70,000]
                              =    $80,000 + $15,000 - $6,786
                              =    $88,214

 Basic Death Benefit          =    max [$75,000, ($50,000 + $15,000) - {($50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $88,214.

 Examples of Combination 5% Roll-up and Highest Anniversary Value Death Benefit Calculation
 The following are examples of how the Combination 5% Roll-Up and Highest Anniversary Value Death Benefit are calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date and that all Account Value is maintained in the variable investment options.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $75,000; however, the Anniversary Value on the 5/th/ anniversary of the Issue Date was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Roll-Up Value is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit. The Death Benefit would be the Highest Anniversary Value ($90,000) because it is greater than both the Roll-Up Value ($67,005) and the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Owner made a withdrawal of $5,000 on the 6/th/ anniversary of the Issue Date when the Account Value was $45,000. The Roll-Up Value on the 6/th/ anniversary of the Issue Date is equal to initial Purchase Payment accumulated at 5% for 6 years, or $67,005. The 5% Dollar-for-Dollar Withdrawal Limit for the 7/th/ annuity year is equal to 5% of the Roll-Up Value as of the 6/th/ anniversary of the Issue Date, or $3,350. Therefore, the remaining $1,650 of the withdrawal results in a proportional reduction to the Roll-Up Value. On the 7/th/ anniversary of the Issue Date we receive due proof of death, at which time the Account Value is $43,000; however, the Anniversary Value on the 2nd anniversary of the Issue Date was $70,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit.

 Roll-Up Value                =    {(67,005 - $3,350) - [($67,005 - $3,350) * $1,650/($45,000 - $3,350)]} * 1.05
                              =    ($63,655 - $2,522) * 1.05
                              =    $64,190

 Highest Anniversary Value    =    $70,000 - [$70,000 * $5,000/$45,000]
                              =    $70,000 - $7,778
                              =    $62,222

 Basic Death Benefit          =    max [$43,000, $50,000 - ($50,000 * $5,000/$45,000)]
                              =    max [$43,000, $44,444]
                              =    $44,444

 The Death Benefit therefore is $64,190.

 Example with death after Death Benefit Target Date
 Assume that the Owner has not made any withdrawals prior to the Death Benefit Target Date. Further assume that the Owner dies after the Death Benefit Target Date, when the Account Value is $75,000. The Roll-Up Value on the Death Benefit Target Date (the contract anniversary on or following the Owner's 80/th/ birthday) is equal to initial Purchase Payment accumulated at 5% for 10 years, or $81,445. The Highest Anniversary Value on the Death Benefit Target Date was $85,000; however, following the Death Benefit Target Date, the Owner made a Purchase Payment of $15,000 and later had taken a withdrawal of $5,000 when the Account Value was $70,000. The Death Benefit is equal to the greatest of the Roll-Up Value, Highest Anniversary Value or the basic Death Benefit as of the Death Benefit Target Date; each increased by subsequent Purchase Payments and reduced proportionally for subsequent withdrawals.

 Roll-Up Value                =    $81,445 + $15,000 - [($81,445 + 15,000) * $5,000/$70,000]
                              =    $81,445 + $15,000 - $6,889
                              =    $89,556

 Highest Anniversary Value    =    $85,000 + $15,000 - [($85,000 + 15,000) * $5,000/$70,000]
                              =    $85,000 + $15,000 - $7,143
                              =    $92,857

 Basic Death Benefit          =    max [$75,000, $50,000 + $15,000 - {(50,000 + $15,000) * $5,000/$70,000}]
                              =    max [$75,000, $60,357]
                              =    $75,000

 The Death Benefit therefore is $92,857.

 Examples of Highest Daily Value Death Benefit Calculation
 The following are examples of how the HDV Death Benefit is calculated. Each example assumes an initial Purchase Payment of $50,000. Each example assumes that there is one Owner who is age 70 on the Issue Date.

 Example with market increase and death before Death Benefit Target Date
 Assume that the Owner's Account Value has generally been increasing due to positive market performance and that no withdrawals have been made. On the date we receive due proof of death, the Account Value is $75,000; however, the Highest Daily Value was $90,000. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value or the basic Death Benefit. The Death Benefit would be the HDV ($90,000) because it is greater than the amount that would have been payable under the basic Death Benefit ($75,000).

 Example with withdrawals
 Assume that the Account Value has been increasing due to positive market performance and the Owner made a withdrawal of $15,000 in Annuity Year 7 when the Account Value was $75,000. On the date we receive due proof of death, the Account Value is $80,000; however, the Highest Daily Value ($90,000) was attained during the fifth Annuity Year. Assume as well that the Owner has died before the Death Benefit Target Date. The Death Benefit is equal to the greater of the Highest Daily Value (proportionally reduced by the subsequent withdrawal) or the basic Death Benefit.

 Highest Daily Value    =    $90,000 - [$90,000 * $15,000/$75,000]
                        =    $90,000 - $18,000
                        =    $72,000

 Basic Death Benefit    =    max [$80,000, $50,000 - ($50,000 * $15,000/$75,000)]
                        =    max [$80,000, $40,000]
                        =    $80,000

 The Death Benefit therefore is $80,000.

       APPENDIX C - ADDITIONAL INFORMATION ON ASSET ALLOCATION PROGRAMS

 PROGRAM RULES
   . You can elect an asset allocation program provided by Linsco/Private Ledger, Corp, ("LPL"), the firm selling the Annuity. Under the program, the Sub-accounts for each asset class in each model portfolio are designated based on LPL's evaluation of available Sub-accounts. If you elect the Highest Daily Lifetime Five Benefit ("HD5"), the Lifetime Five Benefit ("LT5"), Spousal Lifetime Five Benefit ("SLT5"), the Highest Daily Lifetime Seven Benefit ("HD7"), the Spousal Highest Daily Lifetime Seven Benefit ("SHD7") or the Highest Daily Value Death Benefit ("HDV"), you must enroll in one of the eligible model portfolios. Asset allocation is a sophisticated method of diversification that allocates assets among asset classes in order to manage investment risk and potentially enhance returns over the long term. However, asset allocation does not guarantee a profit or protect against a loss.

   . Prudential Annuities does not design the program or the models, and it is not responsible for the program or the models. Prudential Annuities does not provide investment advice and is responsible only for administering the model you select.

   . Please see your program materials for a detailed description of LPL's asset allocation program including the available model portfolios. You can obtain these materials from your LPL Financial Professional.

 HOW THE ASSET ALLOCATION PROGRAM WORKS
   . Amounts will automatically be allocated in accordance with the percentages and to Sub-accounts indicated for the model portfolio that you choose with your LPL Financial Professional. If you allocate your Account Value or transfer your Account Value among any Sub-accounts that are outside of your model portfolio, we will allocate these amounts according to the allocation percentages of the applicable model portfolio upon the next rebalancing. You may only choose one model portfolio at a time. When you enroll in the asset allocation program and upon each rebalance thereafter, 100% of your Account Value allocated to the variable Sub-accounts will be allocated to the asset allocation program. Any Account Value not invested in the Sub-accounts will not be part of the program.

   . Additional Purchase Payments: Unless otherwise requested, any additional Purchase Payments applied to the variable Sub-accounts in the Annuity will be allocated to the Sub-accounts according to the allocation percentages for the model portfolio you choose. Allocation of additional Purchase Payments outside of your model portfolio but into a Sub-account, will be reallocated according to the allocation percentages of the applicable model portfolio upon the next rebalancing.

   . Rebalancing Your Model Portfolio: Changes in the value of the Sub-account will cause your Account Value allocated to the Sub-accounts to vary from the percentage allocations of the model portfolio you select. By selecting the asset allocation program, you have directed us to periodically (e.g., quarterly) rebalance your Account Value allocated to the Sub-accounts in accordance with the percentage allocations assigned to each Sub-account within your model portfolio at the time you elected the program or as later modified with your consent. Some asset allocation programs will only require that a rebalancing occur when the percent of your Account Value allocated to the Sub-accounts are outside of the acceptable range permitted under such asset allocation program. Note - Any Account Value not invested in the Sub-accounts will not be affected by any rebalance.

   . Owner Changes in Choice of Model Portfolio: Generally, you may change from the model portfolio that you have elected to any other currently available model portfolio at any time. The change will be implemented on the date we receive all required information in the manner that is then permitted or required. Restrictions and limitations may apply, see LPL program materials for details.

 TERMINATION OR MODIFICATION OF THE ASSET ALLOCATION PROGRAM:
   . You may request to terminate your asset allocation program at any time unless you have elected an optional benefit that requires that you maintain your Account Value in the asset allocation program. Any termination will be effective on the date that Prudential Annuities receives your termination request in good order. If you move your account from LPL to another firm, and you have elected one of the optional benefits mentioned above, then termination of your asset allocation program with LPL must coincide with enrollment in a then currently available and approved asset allocation program or other approved option. LPL reserves the right to terminate or modify the asset allocation program at any time. Prudential Annuities reserves the right to change the way in which we administer the program and to terminate our administration of the program.

 RESTRICTIONS ON ELECTING THE ASSET ALLOCATION:
   . You cannot participate in auto-rebalancing or a DCA program while enrolled in an asset allocation program. Upon election of an asset allocation program, Prudential Annuities will automatically terminate your enrollment in any auto-rebalancing or DCA program. Finally, Systematic Withdrawals can only be made as flat dollar amounts.

       APPENDIX D - SELECTING THE VARIABLE ANNUITY THAT'S RIGHT FOR YOU

 Prudential Annuities Life Assurance Corporation offers several deferred variable annuity products. Each annuity has different features and benefits that may be appropriate for you based on your individual financial situation and how you intend to use the annuity. Not all of these annuities may be available to you, depending on your state of residence and/or the broker-dealer through which your annuity was sold. You can verify which of these annuities is available to you by speaking to your Financial Professional or calling 1-800-752-6342.

 The different features and benefits may include variations on your ability to access funds in your annuity without the imposition of a withdrawal charge as well as different ongoing fees and charges you pay to stay in the contract. Additionally, differences may exist on various optional benefits such as guaranteed living benefits or death benefit protection.

 Among the factors you should consider when choosing which annuity product may be most appropriate for your individual needs are the following:
..   Your age;
..   The amount of your investment and any planned future deposits into the annuity;
..   How long you intend to hold the annuity (also referred to as investment time horizon);
..   Your desire to make withdrawals from the annuity; and the timing thereof;
..   Your investment return objectives;
..   The effect of optional benefits that may be elected,
..   The value of being able to "lock-in" growth in your annuity after the initial withdrawal charge period for purposes of calculating the death benefit payable from the annuity; and
..   Your desire to minimize costs and/or maximize return associated with the annuity.

 The following chart outlines some of the different features for each sold through this prospectus. The availability of optional features, such as those noted in the chart, may increase the cost of the annuity. Therefore you should carefully consider which features you plan to use when selecting your annuity. You should also consider the investment objectives, risks, charges and expenses of an investment carefully before investing.

 In addition, the hypothetical illustrations below reflect the account value and surrender value of each variable annuity over a variety of holding periods. These charts are meant to reflect how your annuities can grow or decrease depending on market conditions and the comparable value of each of the annuities (which reflects the charges associated with the annuities) under the assumptions noted.

 You can compare the costs of each Annuity by examining the section in this prospectus entitled "Summary of Contract Fees and Charges". For example, Optimum XTra has the highest contingent deferred sales charge ("CDSC") and the highest Insurance charge. However, Optimum XTra offers purchase credits that the other Annuities do not. Optimum has the lowest Insurance Charge in Annuity Years 1-10, but does not offer purchase credits. Optimum Four offers the shortest CDSC period among the three Annuities, but has a higher Insurance Charge than Optimum. Optimum and Optimum Four offer Loyalty credits, whereas Optimum XTra does not offer such credits. As you can see, there are trade-offs associated with the costs and benefits provided by each of the Annuities. In choosing the Annuity to purchase, you should consider which features are most important to you, and whether the associated costs offer the greatest value to you.

 Prudential Annuities Annuity Product Comparison Below is a summary of Prudential Annuities' sold annuity products through this prospectus offered exclusively through Linsco/Private Ledger. You should consider the investment objectives, risks, charges and expenses of an investment in any Annuity carefully before investing. The prospectus for the Annuities as well as the underlying portfolio prospectuses contain this and other information about the variable annuities and underlying investment options. Your registered Financial Professional can provide you with prospectuses for the Annuities and the underlying portfolios and can guide you through Selecting the Variable Annuity That's Right for You, and help you decide upon the Annuity that would be most advantageous for you given your individual needs. Please read the prospectuses carefully before investing.

                                        Optimum Four                                       Optimum
-------------------------------------------------------------------------------------------------------------------------
Minimum Investment                      $10,000                                     $1,000
-------------------------------------------------------------------------------------------------------------------------
Maximum Issue Age                       85                                          80
-------------------------------------------------------------------------------------------------------------------------
Contingent Deferred Sales               4 Years                                     8 Years
 Charge Schedule                        (8.5%, 8%, 7%, 6%)                          (7.5%, 7%, 6.5%, 6%, 5%, 4%,
                                                                                    3%, 2%)
-------------------------------------------------------------------------------------------------------------------------
Insurance and Distribution              1.65%                                       1.25% years 1-8;
 Charge                                                                             0.65% years 9+
-------------------------------------------------------------------------------------------------------------------------
Annual Maintenance Fee                  Lesser of $35 or                            Lesser of $35 or
                                        2% of Account Value*                        2% of Account Value*
-------------------------------------------------------------------------------------------------------------------------
Contract Credit                         Yes. Generally, we apply a                  Yes. Generally, we apply a
                                        Loyalty Credit to your Annuity's            Loyalty Credit to your Annuity's
                                        Account Value at the end of your            Account Value at the end of your
                                        fifth contract year (i.e., on your          fifth contract year (i.e., on your
                                        fifth Contract Anniversary). The            fifth Contract Anniversary). The
                                        Loyalty Credit is equal to 2.75%            Loyalty Credit is equal to 0.50%
                                        of total Purchase Payments made             of total Purchase Payments made
                                        during the first four contract years        during the first four contract years
                                        less the cumulative amount of               less the cumulative amount of
                                        withdrawals made (including the             withdrawals made (including the
                                        deduction of any CDSC amounts)              deduction of any CDSC amounts)
                                        through the fifth Contract                  through the fifth Contract
                                        Anniversary                                 Anniversary


-------------------------------------------------------------------------------------------------------------------------
Fixed Allocation (early                 Fixed Allocation Available                  Fixed Allocation Available
 withdrawals are subject                (currently offering durations of:           (currently offering durations of:
 to a Market Value                      1,2,3,5,7,10 years)                         1,2,3,5,7,10 years)
 Adjustment)
-------------------------------------------------------------------------------------------------------------------------
Variable Investment                     See "Investment Options" section            See "Investment Options" section
 Options                                of Prospectus. Not all options              of Prospectus. Not all options
                                        available with certain optional             available with certain optional
                                        benefits.                                   benefits.
-------------------------------------------------------------------------------------------------------------------------
Basic Death Benefit                     The greater of: Purchase Payments           The greater of: Purchase Payments
                                        less proportional withdrawals or            less proportional withdrawals or
                                        account value (no MVA Applied).             account value (no MVA Applied).
-------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits                 Enhanced Beneficiary Protection             EBP II,
 (for an additional cost)               (EBPII)                                     HDV,
                                        Highest Daily Value (HDV)                   HAV,
                                        Highest Anniversary Value (HAV)             Combo 5% Roll-up/HAV
                                        Combo 5% Roll Up/HAV
-------------------------------------------------------------------------------------------------------------------------
Living Benefits (for an                 GRO/GRO Plus, GRO Plus 2008                 GRO/GRO Plus, GRO Plus 2008
 additional cost)                       HD GRO,                                     HD GRO,
                                        GMWB,                                       GMWB,
                                        GMIB,                                       GMIB,
                                        Lifetime Five, Spousal                      Lifetime Five, Spousal
                                        Lifetime Five,                              Lifetime Five,
                                        Highest Daily Lifetime Five,                Highest Daily Lifetime
                                        Highest Daily Lifetime Seven (and           Five, Highest Daily Lifetime
                                        spousal version)                            Seven (and spousal version)
-------------------------------------------------------------------------------------------------------------------------
Annuity Rewards                         Available after initial withdrawal          Available after initial
                                        period                                      withdrawal period
-------------------------------------------------------------------------------------------------------------------------

                                        Optimum XTra
------------------------------------------------------------------------
Minimum Investment                  $10,000
------------------------------------------------------------------------
Maximum Issue Age                   75
------------------------------------------------------------------------
Contingent Deferred Sales           10 Years
 Charge Schedule                    (9%, 9%, 8%, 7%, 6%, 5%, 4%,
                                    3%, 2%, 1%)
------------------------------------------------------------------------
Insurance and Distribution          1.75%
 Charge
------------------------------------------------------------------------
Annual Maintenance Fee              Lesser of $35 or
                                    2% of Account Value
------------------------------------------------------------------------
Contract Credit                     Yes. The amount of the credit
                                    applied to a Purchase Payment is
                                    based on the year the Purchase
                                    Payment is received, and the
                                    amount of the Purchase Payment.
                                    For cumulative Purchase Payments
                                    $100,000 or greater, for the first 6
                                    years of the contract is as follows:
                                    the credit percentages for each
                                    year, starting with the first, are
                                    8%, 6%, 4%, 3%, 2%, and 1%.
                                    For cumulative Purchase Payments
                                    less than $100,000: 6%, 5%, 4%,
                                    3%, 2%, and 1%. Recaptured in
                                    certain circumstances.
------------------------------------------------------------------------
Fixed Allocation (early             Fixed Allocation Available
 withdrawals are subject            (currently offering durations of:
 to a Market Value                  1,2,3,5,7,10 years)
 Adjustment)
------------------------------------------------------------------------
Variable Investment                 See "Investment Options" section
 Options                            of Prospectus. Not all options
                                    available with certain optional
                                    benefits.
------------------------------------------------------------------------
Basic Death Benefit                 The greater of: Purchase Payments
                                    less proportional withdrawals or
                                    account value (no MVA Applied).
------------------------------------------------------------------------
Optional Death Benefits             EBP II,
 (for an additional cost)           HDV,
                                    HAV,
                                    Combo 5% Roll-up/HAV

------------------------------------------------------------------------
Living Benefits (for an             GRO Plus 2008, HD GRO,
 additional cost)                   GMWB,
                                    GMIB,
                                    Lifetime Five, Spousal
                                    Lifetime Five,
                                    Highest Daily Lifetime
                                    Five, Highest Daily Lifetime
                                    Seven (and spousal version)

------------------------------------------------------------------------
Annuity Rewards                     Available after initial
                                    withdrawal period
------------------------------------------------------------------------

 The Account Value assumes no surrender, while the Surrender Value assumes a 100% surrender two days prior to the anniversary of the Issue Date of the Annuity ("Annuity Anniversary"), therefore reflecting the withdrawal charge applicable to that Annuity year. Note that a withdrawal on the Annuity Anniversary would be subject to the withdrawal charge applicable to the next Annuity year, which usually is lower. The values that you actually experience under an Annuity will be different than what is depicted here if any of the assumptions we make here differ from your circumstances, however the relative values for each product reflected below will remain the same. (We will provide you with a personalized illustration upon request).

 0% Gross Rate of Return

             ----------------------------------------------------------
                  Optimum 4           Optimum          Optimum XTra
             ----------------------------------------------------------
             Net rate of return  Net rate of return Net rate of return
             All years  -2.60%   Yrs 1-8   -2.21%   All years  -2.70%
                                  Yrs 9+   -1.61%
             ----------------------------------------------------------
             Contract  Surrender Contract Surrender Contract  Surrender
               Value     Value    Value     Value     Value     Value
         --------------------------------------------------------------
          1   97,403    88,903    97,798   90,298    105,089   96,089
         --------------------------------------------------------------
          2   94,833    86,833    95,605   88,605    102,214   93,214
         --------------------------------------------------------------
          3   92,329    85,329    93,460   86,960     99,417   91,417
         --------------------------------------------------------------
          4   89,891    83,891    91,362   85,362     96,696   89,696
         --------------------------------------------------------------
          5   87,516    87,516    89,310   84,310     94,048   88,048
         --------------------------------------------------------------
          6   87,881    87,881    87,793   83,793     91,472   86,472
         --------------------------------------------------------------
          7   85,559    85,559    85,821   82,821     88,965   84,965
         --------------------------------------------------------------
          8   83,297    83,297    83,892   81,892     86,526   83,526
         --------------------------------------------------------------
          9   81,094    81,094    82,502   82,502     84,154   82,154
         --------------------------------------------------------------
         10   78,948    78,948    81,136   81,136     81,845   80,845
         --------------------------------------------------------------
         11   76,858    76,858    79,793   79,793     79,598   79,598
         --------------------------------------------------------------
         12   74,823    74,823    78,471   78,471     77,413   77,413
         --------------------------------------------------------------
         13   72,840    72,840    77,170   77,170     75,286   75,286
         --------------------------------------------------------------
         14   70,909    70,909    75,890   75,890     73,217   73,217
         --------------------------------------------------------------
         15   69,029    69,029    74,631   74,631     71,204   71,204
         --------------------------------------------------------------
         16   67,197    67,197    73,392   73,392     69,245   69,245
         --------------------------------------------------------------
         17   65,413    65,413    72,174   72,174     67,340   67,340
         --------------------------------------------------------------
         18   63,676    63,676    70,974   70,974     65,485   65,485
         --------------------------------------------------------------
         19   61,984    61,984    69,795   69,795     63,681   63,681
         --------------------------------------------------------------
         20   60,335    60,335    68,634   68,634     61,926   61,926
         --------------------------------------------------------------
         21   58,730    58,730    67,492   67,492     60,218   60,218
         --------------------------------------------------------------
         22   57,167    57,167    66,368   66,368     58,556   58,556
         --------------------------------------------------------------
         23   55,644    55,644    65,263   65,263     56,939   56,939
         --------------------------------------------------------------
         24   54,161    54,161    64,175   64,175     55,366   55,366
         --------------------------------------------------------------
         25   52,717    52,717    63,105   63,105     53,836   53,836
         --------------------------------------------------------------

 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 0.97%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after June 16, 2008

 e. Surrender value assumes surrender 2 days before policy anniversary

           Gross Return           0.00%
           L Share Bonus          2.75%
           B Share Bonus          0.50%
           X Share Bonus          8.00%

           ----------------------------------------------------------
                          Over 30 Years, days won
                                Total Days         Year  Actual Days
           ----------------------------------------------------------
             OPTIMUM 4             364              6    1826-2189
           ----------------------------------------------------------
              OPTIMUM
           ----------------------------------------------------------
           OPTIMUM XTra           8761             1-5    1-1825
                                                   6-25  2190-9125
           ----------------------------------------------------------

 6% Gross Rate of Return

             ----------------------------------------------------------
                  Optimum 4           Optimum          Optimum XTra
             ----------------------------------------------------------
             Net rate of return  Net rate of return Net rate of return
             All years   3.24%   Yrs 1-8    3.66%   All years   3.13%
                                  Yrs 9+    4.29%
             -------------------------------------------------
                                                              ---------
             Contract  Surrender Contract Surrender Contract  Surrender
               Value     Value    Value     Value     Value     Value
             ----------------------------------------------------------
         ----
          1   103,231    94,731  103,649    96,149   111,376   102,376
         --------------------------------------------------------------
          2   106,575    98,575  107,443   100,443   114,831   105,831
         --------------------------------------------------------------
          3   110,028   103,028  111,375   104,875   118,395   110,395
         --------------------------------------------------------------
          4   113,593   107,593  115,451   109,451   122,070   115,070
         --------------------------------------------------------------
          5   117,273   117,273  119,676   114,676   125,861   119,861
         --------------------------------------------------------------
          6   123,911   123,911  124,574   120,574   129,770   124,770
         --------------------------------------------------------------
          7   127,925   127,925  129,133   126,133   133,802   129,802
         --------------------------------------------------------------
          8   132,070   132,070  133,858   131,858   137,961   134,961
         --------------------------------------------------------------
          9   136,349   136,349  139,598   139,598   142,249   140,249
         --------------------------------------------------------------
         10   140,766   140,766  145,586   145,586   146,673   145,673
         --------------------------------------------------------------
         11   145,326   145,326  151,831   151,831   151,234   151,234
         --------------------------------------------------------------
         12   150,035   150,035  158,344   158,344   155,939   155,939
         --------------------------------------------------------------
         13   154,895   154,895  165,136   165,136   160,791   160,791
         --------------------------------------------------------------
         14   159,914   159,914  172,219   172,219   165,796   165,796
         --------------------------------------------------------------
         15   165,095   165,095  179,607   179,607   170,957   170,957
         --------------------------------------------------------------
         16   170,443   170,443  187,311   187,311   176,280   176,280
         --------------------------------------------------------------
         17   175,965   175,965  195,345   195,345   181,770   181,770
         --------------------------------------------------------------
         18   181,666   181,666  203,725   203,725   187,432   187,432
         --------------------------------------------------------------
         19   187,552   187,552  212,463   212,463   193,272   193,272
         --------------------------------------------------------------
         20   193,628   193,628  221,577   221,577   199,294   199,294
         --------------------------------------------------------------
         21   199,901   199,901  231,082   231,082   205,505   205,505
         --------------------------------------------------------------
         22   206,377   206,377  240,994   240,994   211,912   211,912
         --------------------------------------------------------------
         23   213,063   213,063  251,331   251,331   218,518   218,518
         --------------------------------------------------------------
         24   219,966   219,966  262,112   262,112   225,332   225,332
         --------------------------------------------------------------
         25   227,093   227,093  273,355   273,355   232,360   232,360
         --------------------------------------------------------------

 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 0.97%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after June 16, 2008

 e. Surrender value assumes surrender 2 days before policy anniversary

          Gross Return             6.00%
          L Share Bonus            2.75%
          B Share Bonus            0.50%
          X Share Credit           8.00%
          -----------------------------------------------------------
                          Over 30 Years, days won  Year  Actual Days
                                Total Days
          -----------------------------------------------------------
            OPTIMUM 4                                         0
          -----------------------------------------------------------
             OPTIMUM                                          0
          -----------------------------------------------------------
           OPTIMUM XTra            9125            1-25    1-9125
          -----------------------------------------------------------

 10% Gross Rate of Return

             ----------------------------------------------------------
                  Optimum 4           Optimum          Optimum XTra
             ----------------------------------------------------------
             Net rate of return  Net rate of return Net rate of return
             All years   7.14%   Yrs 1-8    7.57%   All years   7.03%
                                  Yrs 9+    8.22%
             ----------------------------------------------------------
             Contract  Surrender Contract Surrender Contract  Surrender
               Value     Value    Value     Value     Value     Value
         --------------------------------------------------------------
          1   107,115    98,615  107,550   100,050   115,567   106,567
         --------------------------------------------------------------
          2   114,759   106,759  115,693   108,693   123,650   114,650
         --------------------------------------------------------------
          3   122,947   115,947  124,452   117,952   132,301   124,301
         --------------------------------------------------------------
          4   131,720   125,720  133,875   127,875   141,560   134,560
         --------------------------------------------------------------
          5   141,120   141,120  144,011   139,011   151,470   145,470
         --------------------------------------------------------------
          6   154,135   154,135  155,452   151,452   162,076   157,076
         --------------------------------------------------------------
          7   165,133   165,133  167,222   164,222   173,427   169,427
         --------------------------------------------------------------
          8   176,917   176,917  179,883   177,883   185,576   182,576
         --------------------------------------------------------------
          9   189,541   189,541  194,675   194,675   198,578   196,578
         --------------------------------------------------------------
         10   203,066   203,066  210,687   210,687   212,494   211,494
         --------------------------------------------------------------
         11   217,556   217,556  228,016   228,016   227,388   227,388
         --------------------------------------------------------------
         12   233,079   233,079  246,770   246,770   243,328   243,328
         --------------------------------------------------------------
         13   249,711   249,711  267,067   267,067   260,388   260,388
         --------------------------------------------------------------
         14   267,530   267,530  289,033   289,033   278,648   278,648
         --------------------------------------------------------------
         15   286,619   286,619  312,806   312,806   298,190   298,190
         --------------------------------------------------------------
         16   307,071   307,071  338,534   338,534   319,105   319,105
         --------------------------------------------------------------
         17   328,983   328,983  366,378   366,378   341,490   341,490
         --------------------------------------------------------------
         18   352,458   352,458  396,512   396,512   365,448   365,448
         --------------------------------------------------------------
         19   377,608   377,608  429,125   429,125   391,089   391,089
         --------------------------------------------------------------
         20   404,552   404,552  464,421   464,421   418,533   418,533
         --------------------------------------------------------------
         21   433,420   433,420  502,619   502,619   447,904   447,904
         --------------------------------------------------------------
         22   464,347   464,347  543,959   543,959   479,339   479,339
         --------------------------------------------------------------
         23   497,481   497,481  588,699   588,699   512,983   512,983
         --------------------------------------------------------------
         24   532,979   532,979  637,119   637,119   548,992   548,992
         --------------------------------------------------------------
         25   571,010   571,010  689,522   689,522   587,530   587,530
         --------------------------------------------------------------

 Assumptions:

 a. $100,000 initial investment

 b. Fund Expenses = 0.97%

 c. No optional death benefits or living benefits elected

 d. Annuity was issued on or after June 16, 2008

 e. Surrender value assumes surrender 2 days before policy anniversary

          Gross Return            10.00%
          L Share Bonus            2.75%
          B Share Bonus            0.50%
          X Share Credit           8.00%
          -----------------------------------------------------------
                          Over 30 Years, days won  Year  Actual Days
                                Total Days
          -----------------------------------------------------------
            OPTIMUM 4                0
          -----------------------------------------------------------
             OPTIMUM                 0
          -----------------------------------------------------------
           OPTIMUM XTra            9125            1-25    1-9125
          -----------------------------------------------------------

 APPENDIX E - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME FIVE INCOME
                                    BENEFIT

 We set out below the current formula under which we may transfer amounts between the variable investment options and the Benefit Fixed Rate Account. Upon your election of Highest Daily Lifetime Five, we will not alter the asset transfer formula that applies to your Annuity. However, as discussed in the "Living Benefits" section, we reserve the right to modify this formula with respect to those who elect Highest Daily Lifetime Five in the future.

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Five benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current Valuation Day.

   .   r - the target ratio.

   . a - the factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factors that we use currently are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3%. Each number in the table "a" factors (which appears below) represents a factor, which when multiplied by the Highest Daily Annual Income Amount, projects our total liability for the purpose of asset transfers under the guarantee.

   . Q - age based factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee. The factor is currently set equal to 1.

   .   V - the total value of all Permitted Sub-accounts in the Annuity.

   .   F - the total value of all Benefit Fixed Rate Account allocations.

   . I - the income value prior to the first withdrawal. The income value is equal to what the Highest Daily Annual Income Amount would be if the first withdrawal were taken on the date of calculation. After the first withdrawal the income value equals the greater of the Highest Daily Annual Income Amount, the quarterly step-up amount times the annual income percentage, and the Account Value times the annual income percentage.

   .   T - the amount of a transfer into or out of the Benefit Fixed Rate
       Account.

   . I% - annual income amount percentage. This factor is established on the Effective Date and is not changed for the life of the guarantee. Currently, this percentage is equal to 5%

 TARGET VALUE CALCULATION:
 On each Valuation Day, a target value (L) is calculated, according to the following formula. If the variable Account Value (V) is equal to zero, no calculation is necessary.

       L = I * Q * a

 Transfer Calculation:
 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - F) / V.

       . If r ((greater than)) C\\u\\, assets in the Permitted Sub-accounts are transferred to Benefit Fixed Rate Account.

       . If r ((less than)) C\\l\\, and there are currently assets in the Benefit Fixed Rate Account (F ((greater than)) 0), assets in the Benefit Fixed Rate Account are transferred to the Permitted Sub-accounts.

 The following formula, which is set on the Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - F - V * C\\t\\] / (1-C\\t\\))}    T(greater than)0, Money moving from the Permitted
                                                          Sub-accounts to the Benefit Fixed Rate Account
 T    =    {Min(F, [L - F - V * C\\t\\] / (1-C\\t\\))}    T(less than)0, Money moving from the Benefit Fixed Rate
                                                          Account to the Permitted Sub-accounts]

 Example:
 Male age 65 contributes $100,000 into the Permitted Sub accounts and the value drops to $92,300 during year one, end of day one. A table of values for "a" appears below.

 Target Value Calculation:

                         L    =    I * Q * a
                              =    5000.67 * 1 * 15.34
                              =    76,710.28

 Target Ratio:

                     r    =    (L - F) / V
                          =    (76,710.28 - 0) / 92,300.00
                          =    83.11%

 Since r ((greater than)) Cu (because 83.11% (greater than) 83%) a transfer into the Benefit Fixed rate Account occurs.

 T    =    { Min ( V, [ L - F - V * Ct] / ( 1 - Ct))}
      =    { Min ( 92,300.00, [ 76,710.28 - 0 - 92,300.00 * 0.80] / ( 1 - 0.80))}
      =    { Min ( 92,300.00, 14,351.40 )}
      =    14,351.40

                 Age 65 "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23  15.2 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

   APPENDIX F - ANNUITIES APPROVED FOR SALE BY THE NEW YORK STATE INSURANCE
                                  DEPARTMENT

                     Optimum Four NY        Optimum NY         Optimum XTra NY
---------------------------------------------------------------------------------
Minimum            $10,000              $1,000               $10,000
 Investment
---------------------------------------------------------------------------------
Maximum Issue      Annuitant 85         Annuitant 85         Annuitant 85
 Age               Oldest Owner 85      Oldest Owner 80      Oldest Owner 75
---------------------------------------------------------------------------------
Contingent         4 Years              7 Years              10 Years
 Deferred          (7%, 6%, 5%, 4%)     (7%, 6%, 5%, 4%,     (9%, 9%, 8%, 7%,
 Sales Charge      (Applied to          3%, 2%, 1%)          6%, 5%, 4%, 3%, 2%,
 Schedule          Purchase Payments    (Applied to          1%) (Applied to
                   based on the         Purchase Payments    Purchase Payments
                   inception date of    based on the         based on the
                   the Annuity)         inception date of    inception date of
                                        the Annuity)         the Annuity)
---------------------------------------------------------------------------------
Insurance          1.65%                0.65%                1.75%
 Charge
---------------------------------------------------------------------------------
Distribution       N/A                  0.60% annuity years  N/A
 Charge                                 1-7
                                        0.0% annuity years
                                        8+
---------------------------------------------------------------------------------
Annual             Lesser of $30 or 2%  Lesser of $30 or 2%  Lesser of $30 or 2%
 Maintenance       of Account Value     of Account Value     of Account Value
 Fee               Waived for Account   Waived for Account
                   Values exceeding     Values exceeding
                   $100,000             $100,000
---------------------------------------------------------------------------------
Transfer Fee       $10 after twenty in  $10 after twenty in  $10 after twenty in
                   any annuity year.    any annuity year.    any annuity year
                                        May be increased to
                                        $15 after eight in
                                        any annuity year
---------------------------------------------------------------------------------
Contract Credit    Yes. Effective for   Yes. Effective for   Yes. The amount of
                   Contracts issued on  Contracts issued on  the credit applied
                   or after June 20,    or after July 24,    to a Purchase
                   2005. Generally we   2006. Generally we   Payment is based on
                   apply a Loyalty      apply a Loyalty      the year the
                   Credit to your       Credit to your       Purchase Payment is
                   Annuity's Account    Annuity's Account    received, and the
                   Value at the end of  Value at the end of  amount of the
                   your fifth contract  your fifth contract  Purchase Payment.
                   year (i.e. on your   year (i.e. on your   For cumulative
                   fifth Contract       fifth Contract       Purchase Payments
                   Anniversary).        Anniversary).        $100,000 or
                   Currently the        Currently the        greater, for the
                   Loyalty Credit is    Loyalty Credit is    first 6 years of
                   equal to 2.75% of    equal to 0.50% of    the contract is as
                   total Purchase       total Purchase       follows: the credit
                   Payments made        Payments made        percentages for
                   during the first     during the first     each year, starting
                   four contract years  four contract years  with the first, are less the cumulative  less the cumulative  8%, 6%, 4%, 3%, 2%,
                   amount of            amount of            and 1%. For
                   withdrawals made     withdrawals made     cumulative Purchase
                   (including the       (including the       Payments less than
                   deduction of any     deduction of any     $100,000: 6%, 5%,
                   CDSC amounts)        CDSC amounts)        4%, 3%, 2%, and 1%.
                   through the fifth    through the fifth    Recaptured in
                   Contract Anniversary Contract             certain
                                        Anniversary.         circumstances.
---------------------------------------------------------------------------------
Fixed              Fixed Allocations    Fixed Allocations    No
 Allocation        Available            Available
 (If               (Currently offering  (Currently offering
 available,        durations of: 5, 7,  durations of: 2, 3,
 early             and 10 years) The    5, 7, and 10 years)
 withdrawals       MVA formula for NY   The MVA formula for
 are subject       is [(1+I)/ (1+J)]    NY is [(1+I)/
 to a Market       N 365 The MVA        (1+J)] N 365 The
 Value             formula does not     MVA formula does
 Adjustment)       apply during the 30  not apply during
 ("MVA")           day period           the 30 day period
                   immediately before   immediately before
                   the end of the       the end of the
                   Guarantee Period.    Guarantee Period.
---------------------------------------------------------------------------------
Variable           All options          All options          All options
 Investment        generally available  generally available  generally available
 Options           except where         except where         except where
                   restrictions apply   restrictions apply   restrictions apply
                   when certain riders  when certain riders  when certain riders
                   are purchased.       are purchased.       are purchased.
---------------------------------------------------------------------------------
Basic Death        The greater of:      The greater of:      The greater of:
 Benefit           Purchase Payments    Purchase Payments    Purchase Payments
                   less proportional    less proportional    less proportional
                   withdrawals or       withdrawals or       withdrawals or
                   Account Value        Account Value        Account Value
                   (variable) plus      (variable) plus      (variable) (No MVA
                   Interim Value        Interim Value        applied)
                   (fixed). (No MVA     (fixed). (No MVA
                   applied)             applied)
---------------------------------------------------------------------------------
                   N/A                  N/A                  N/A
 Medically-Related
 Surrender
 Feature
---------------------------------------------------------------------------------

                                           Optimum Four NY                                      Optimum NY
---------------------------------------------------------------------------------------------------------------------------------
Optional Death Benefits (for an                  HAV                                          HAV
 additional cost)/(1)/
---------------------------------------------------------------------------------------------------------------------------------
Optional Living Benefits (for an                 GRO/GRO Plus, Highest Daily                  GRO/GRO Plus, Highest Daily
 additional cost)/(2)/                           GRO, GMWB, GMIB, Lifetime                    GRO, GMWB, GMIB, Lifetime
                                                 Five, Spousal Lifetime Five,                 Five, Spousal Lifetime Five,
                                                 Highest Daily Lifetime Five,                 Highest Daily Lifetime Five,
                                                 Highest Daily Lifetime Seven,                Highest Daily Lifetime Seven,
                                                 Spousal Highest Daily Lifetime               Spousal Highest Daily Lifetime
                                                 Seven                                        Seven
---------------------------------------------------------------------------------------------------------------------------------
Annuity Rewards/(3)/                             Available after initial CDSC                 Available after initial CDSC
                                                 period                                       period
---------------------------------------------------------------------------------------------------------------------------------
Annuitization Options                            Fixed option only Annuity date               Fixed option only Annuity date
                                                 cannot exceed the first day of the           cannot exceed the first day of the
                                                 calendar month following                     calendar month following
                                                 Annuitant's 90/th/ birthday The              Annuitant's 90/th/ birthday The
                                                 maximum Annuity Date is based                maximum Annuity Date is based
                                                 on the first Owner or Annuitant to           on the first Owner or Annuitant to
                                                 reach the maximum age, as                    reach the maximum age, as
                                                 indicated in your Annuity.                   indicated in your Annuity.
---------------------------------------------------------------------------------------------------------------------------------

                                           Optimum XTra NY
-----------------------------------------------------------------------------------
Optional Death Benefits (for an                  HAV
 additional cost)/(1)/
-----------------------------------------------------------------------------------
Optional Living Benefits (for an                 GRO Plus 2008, Highest Daily
 additional cost)/(2)/                           GRO, GMWB, GMIB, Lifetime
                                                 Five, Spousal Lifetime Five,
                                                 Highest Daily Lifetime Five
                                                 Highest Daily Lifetime Seven,
                                                 Spousal Highest Daily Lifetime
                                                 Seven
-----------------------------------------------------------------------------------
Annuity Rewards/(3)/                             Available after initial CDSC
                                                 period
-----------------------------------------------------------------------------------
Annuitization Options                            Fixed option only Annuity date
                                                 cannot exceed the first day of the
                                                 calendar month following
                                                 Annuitant's 90/th/ birthday The
                                                 maximum Annuity Date is based
                                                 on the first Owner or Annuitant to
                                                 reach the maximum age, as
                                                 indicated in your Annuity.
-----------------------------------------------------------------------------------

 (1)For more information on these benefits, refer to the "Death Benefit"
    section in the Prospectus.
 (2)For more information on these benefits, refer to the "Living Benefit Programs" section in the Prospectus.
 (3)The Annuity rewards benefit offers Owners an ability to increase the guaranteed death benefit so that the death benefit will at least equal the Annuity's Account Value on the effective date of the Annuity Rewards benefits, if the terms of the Annuity Rewards benefit are met.

 APPENDIX G - ASSET TRANSFER FORMULA UNDER GRO PLUS 2008 AND HIGHEST DAILY GRO

 The following are the Terms and Definitions referenced in the Transfer Calculation Formula:
   .   AV is the current Account Value of the Annuity
   .   V is the current Account Value of the elected Sub-accounts of the Annuity
   .   B is the total current value of the AST bond portfolio Sub-account
   .   C\\l\\ is the lower target value. Currently, it is 79%.
   .   C\\t\\ is the middle target value. Currently, it is 82%.
   .   C\\u\\ is the upper target value. Currently, it is 85%.

 For each guarantee provided under the program,
   .   G\\i\\ is the guarantee amount
   .   N\\i\\ is the number of days until the maturity date
   . d\\i\\ is the discount rate applicable to the number of days until the maturity date. It is determined with reference to a benchmark index, reduced by the Discount Rate Adjustment. Once selected, we will not change the applicable benchmark index. However, if the benchmark index is discontinued, we will substitute a successor benchmark index, if there is one. Otherwise we will substitute a comparable benchmark index. We will obtain any required regulatory approvals prior to substitution of the benchmark index.

 The formula, which is set on the Effective Date and is not changed while the Rider is in effect, determines, on each Valuation Day, when a transfer is required.

 The formula begins by determining the value on that Valuation Day that, if appreciated at the applicable discount rate, would equal the guarantee amount at the end of the Base Guarantee Period or Step-Up Guarantee Period. We call the greatest of these values the "current liability (L)."

            L    =    MAX (Li), where Li = Gi / (1 + di)/(Ni/365)/.

 Next the formula calculates the following formula ratio:

                            r    =    (L - B) / V.

 If the formula ratio exceeds an upper target value, then all or a portion of the Account Value will be transferred to the bond fund Sub-account associated with the current liability. If at the time we make a transfer to the bond fund Sub-account associated with the current liability there is Account Value allocated to a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 The formula will transfer assets into the Transfer Account if r (greater than) C\\u\\.

 The transfer amount is calculated by the following formula:

                 T    =    {Min(V, [L - B - V*Ct] / (1 - Ct))}

 If the formula ratio is less than a lower target value and there are assets in the Transfer Account, then the formula will transfer assets out of the Transfer Account into the elected Sub-accounts.

 The transfer amount is calculated by the following formula:

                T    =    {Min(B, - [L - B- V*Ct] / (1 - Ct))}

 If following a transfer to the elected Sub-accounts, there are assets remaining in a bond fund Sub-account not associated with the current liability, we will transfer all assets from that bond fund Sub-account to the bond fund Sub-account associated with the current liability.

 APPENDIX H - ASSET TRANSFER FORMULA UNDER HIGHEST DAILY LIFETIME SEVEN INCOME
        BENEFIT AND SPOUSAL HIGHEST DAILY LIFETIME SEVEN INCOME BENEFIT

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:
   . C\\u\\ - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . C\\t\\ - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . C\\l\\ - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V - the total value of all Permitted Sub-accounts in the annuity.

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the variable account value (V) is equal to zero, no calculation is necessary.

       L = 0.05 * P * a

 Transfer Calculation:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

                      Target Ratio r    =    (L - B) / V.

   . If r (greater than) Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min(V, [L - B - V * Ct] / (1 - Ct))},       Money moving from the Permitted Sub-accounts
                                                        to the AST Investment Grade Bond Portfolio
                                                        Sub-account
 T    =    {Min(B, -- [L - B - V * Ct] / (1 - Ct))},    Money moving from the AST Investment Grade
                                                        Bond Portfolio Sub-account to the Permitted
                                                        Sub-accounts]

 For elections of Highest Daily Lifetime Seven on or after July 21, 2008, the asset transfer formula is revised as set forth below. The revised formula reflects the fact that Account Value may include amounts allocated to certain Fixed Rate Options. Currently no Fixed Rate Options are available for use with Highest Daily Lifetime Seven and Spousal Highest Daily Lifetime Seven.

 Here is the revised formula (the Table of "a" factors remains the same):

 TERMS AND DEFINITIONS REFERENCED IN THE CALCULATION FORMULA:

   . Cu - the upper target is established on the effective date of the Highest Daily Lifetime Seven benefit (the "Effective Date") and is not changed for the life of the guarantee. Currently, it is 83%.

   . Ct - the target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 80%.

   . Cl - the lower target is established on the Effective Date and is not changed for the life of the guarantee. Currently, it is 77%.

   .   L - the target value as of the current business day.

   .   r - the target ratio.

   . a - factors used in calculating the target value. These factors are established on the Effective Date and are not changed for the life of the guarantee.

   .   V\\v\\ - the total value of all Permitted Sub-accounts in the Annuity.

   .   V\\F\\ the total value of all elected Fixed Rate Options in the Annuity

   .   B - the total value of the AST Investment Grade Bond Portfolio
       Sub-account.

   . P - Income Basis. Prior to the first withdrawal, the Income Basis is the Protected Withdrawal Value calculated as if the first withdrawal were taken on the date of calculation. After the first withdrawal, the Income Basis is equal to the greater of (1) the Protected Withdrawal Value at the time of the first withdrawal, adjusted for additional purchase payments including the amount of any associated Credits, and adjusted proportionally for excess withdrawals*, (2) any highest quarterly value increased for additional purchase payments including the amount of any associated Credits, and adjusted for withdrawals, and (3) the Account Value.

   . T - the amount of a transfer into or out of the AST Investment Grade Bond Portfolio Sub-account

 * Note: withdrawals of less than the Annual Income Amount do not reduce the Income Basis.

 TARGET VALUE CALCULATION:
 On each business day, a target value (L) is calculated, according to the following formula. If the Account Value (V\\V\\ + V\\F\\) is equal to zero, no calculation is necessary.

                            L    =    0.05 * P * a

 TRANSFER CALCULATION:
 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines when a transfer is required:

              Target Ratio r    =    (L - B) / (V\\V\\ + V\\F\\).

   . If r (greater than) Cu, assets in the Permitted Sub-accounts are transferred to the AST Investment Grade Bond Portfolio Sub-account.

   . If r (less than) Cl, and there are currently assets in the AST Investment Grade Bond Portfolio Sub-account (B (greater than) 0), assets in the AST Investment Grade Bond Portfolio Sub-account are transferred to the Permitted Sub-accounts according to most recent allocation instructions.

 The following formula, which is set on the Benefit Effective Date and is not changed for the life of the guarantee, determines the transfer amount:

 T    =    {Min (V\\V\\ + V\\F\\), [L - B - (V\\V\\ + V\\F\\) * Ct] /        Money is transferred from the elected
           (1 - Ct))}                                                        Sub-accounts and Fixed Rate Options to the
                                                                             Transfer Account
 T    =    {Min (B, - [L - B -(V\\V\\ + V\\F\\)* C\\t\\] / (1 - C\\t\\))}    Money is transferred from the Transfer Account
                                                                             to the elected Sub-accounts

 For elections of Spousal Highest Daily Lifetime Seven on or after July 21, 2008, and subject to regulatory approval, the asset transfer formula is revised. See the section above under Highest Daily Lifetime Seven for the revised formula.

                     "a" Factors for Liability Calculations
              (in Years and Months since Benefit Effective Date)*

       Months
 Years   1      2     3     4     5     6     7     8     9    10    11    12
 ----- ------ ----- ----- ----- ----- ----- ----- ----- ----- ----- ----- -----
   1   15.34  15.31 15.27 15.23 15.20 15.16 15.13 15.09 15.05 15.02 14.98 14.95
   2   14.91  14.87 14.84 14.80 14.76 14.73 14.69 14.66 14.62 14.58 14.55 14.51
   3   14.47  14.44 14.40 14.36 14.33 14.29 14.26 14.22 14.18 14.15 14.11 14.07
   4   14.04  14.00 13.96 13.93 13.89 13.85 13.82 13.78 13.74 13.71 13.67 13.63
   5   13.60  13.56 13.52 13.48 13.45 13.41 13.37 13.34 13.30 13.26 13.23 13.19
   6   13.15  13.12 13.08 13.04 13.00 12.97 12.93 12.89 12.86 12.82 12.78 12.75
   7   12.71  12.67 12.63 12.60 12.56 12.52 12.49 12.45 12.41 12.38 12.34 12.30
   8   12.26  12.23 12.19 12.15 12.12 12.08 12.04 12.01 11.97 11.93 11.90 11.86
   9   11.82  11.78 11.75 11.71 11.67 11.64 11.60 11.56 11.53 11.49 11.45 11.42
  10   11.38  11.34 11.31 11.27 11.23 11.20 11.16 11.12 11.09 11.05 11.01 10.98
  11   10.94  10.90 10.87 10.83 10.79 10.76 10.72 10.69 10.65 10.61 10.58 10.54
  12   10.50  10.47 10.43 10.40 10.36 10.32 10.29 10.25 10.21 10.18 10.14 10.11
  13   10.07  10.04 10.00  9.96  9.93  9.89  9.86  9.82  9.79  9.75  9.71  9.68
  14    9.64   9.61  9.57  9.54  9.50  9.47  9.43  9.40  9.36  9.33  9.29  9.26
  15    9.22   9.19  9.15  9.12  9.08  9.05  9.02  8.98  8.95  8.91  8.88  8.84
  16    8.81   8.77  8.74  8.71  8.67  8.64  8.60  8.57  8.54  8.50  8.47  8.44
  17    8.40   8.37  8.34  8.30  8.27  8.24  8.20  8.17  8.14  8.10  8.07  8.04
  18    8.00   7.97  7.94  7.91  7.88  7.84  7.81  7.78  7.75  7.71  7.68  7.65
  19    7.62   7.59  7.55  7.52  7.49  7.46  7.43  7.40  7.37  7.33  7.30  7.27
  20    7.24   7.21  7.18  7.15  7.12  7.09  7.06  7.03  7.00  6.97  6.94  6.91
  21    6.88   6.85  6.82  6.79  6.76  6.73  6.70  6.67  6.64  6.61  6.58  6.55
  22    6.52   6.50  6.47  6.44  6.41  6.38  6.36  6.33  6.30  6.27  6.24  6.22
  23    6.19   6.16  6.13  6.11  6.08  6.05  6.03  6.00  5.97  5.94  5.92  5.89
  24    5.86   5.84  5.81  5.79  5.76  5.74  5.71  5.69  5.66  5.63  5.61  5.58
  25    5.56   5.53  5.51  5.48  5.46  5.44  5.41  5.39  5.36  5.34  5.32  5.29
  26    5.27   5.24  5.22  5.20  5.18  5.15  5.13  5.11  5.08  5.06  5.04  5.01
  27    4.99   4.97  4.95  4.93  4.91  4.88  4.86  4.84  4.82  4.80  4.78  4.75
  28    4.73   4.71  4.69  4.67  4.65  4.63  4.61  4.59  4.57  4.55  4.53  4.51
  29    4.49   4.47  4.45  4.43  4.41  4.39  4.37  4.35  4.33  4.32  4.30  4.28
  30    4.26   4.24  4.22  4.20  4.18  4.17  4.15  4.13  4.11  4.09  4.07  4.06
  31    4.04   4.02  4.00  3.98  3.97  3.95  3.93  3.91  3.90  3.88  3.86  3.84
  32    3.83   3.81  3.79  3.78  3.76  3.74  3.72  3.71  3.69  3.67  3.66  3.64
  33    3.62   3.61  3.59  3.57  3.55  3.54  3.52  3.50  3.49  3.47  3.45  3.44
  34    3.42   3.40  3.39  3.37  3.35  3.34  3.32  3.30  3.29  3.27  3.25  3.24
  35    3.22   3.20  3.18  3.17  3.15  3.13  3.12  3.10  3.08  3.07  3.05  3.03
  36    3.02   3.00  2.98  2.96  2.95  2.93  2.91  2.90  2.88  2.86  2.85  2.83
  37    2.81   2.79  2.78  2.76  2.74  2.73  2.71  2.69  2.68  2.66  2.64  2.62
  38    2.61   2.59  2.57  2.56  2.54  2.52  2.51  2.49  2.47  2.45  2.44  2.42
  39    2.40   2.39  2.37  2.35  2.34  2.32  2.30  2.29  2.27  2.25  2.24  2.22
  40    2.20   2.19  2.17  2.15  2.14  2.12  2.11  2.09  2.07  2.06  2.04  2.02
  41    2.01   1.84  1.67  1.51  1.34  1.17  1.00  0.84  0.67  0.50  0.33  0.17

 *  The values set forth in this table are applied to all ages.

                          PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS
                          FURTHER DETAILS ABOUT THE PRUDENTIAL ANNUITY DESCRIBED IN
                          PROSPECTUS (PLEASE CHECK ONE) OPTIMUM (06/2008) ______, OPTIMUM FOUR
                          (06/2008) ______, OPTIMUM XTRA (06/2008) ______.
                                            ----------------------------------------
                                              (print your name)
                                            ----------------------------------------
                                                  (address)
                                            ----------------------------------------
                                             (city/state/zip code)

                                                         ----------------
        [LOGO] Prudential                                   PRSRT STD
        The Prudential Insurance Company of America       U.S. POSTAGE
        751 Broad Street                                      PAID
        Newark, NJ 07102-3777                             LANCASTER, PA
                                                         PERMIT NO. 1793
                                                         ----------------


  Variable Annuity Issued by:                Variable Annuity Distributed by:
  PRUDENTIAL ANNUITIES LIFE
  ASSURANCE CORPORATION                                  PRUDENTIAL ANNUITIES
  A Prudential Financial Company                                 DISTRIBUTORS
  One Corporate Drive                          A Prudential Financial Company
  Shelton, Connecticut 06484                              One Corporate Drive
  Telephone: 1-800-752-6342                        Shelton, Connecticut 06484
  http://www.prudentialannuities.com                  Telephone: 203-926-1888
                                           http://www.prudentialannuities.com

                               MAILING ADDRESSES:

                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES
                                 P.O. Box 7960
                             Philadelphia, PA 19176

                                 EXPRESS MAIL:
                   PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES
                                2101 Welsh Road
                               Dresher, PA 19025

                      STATEMENT OF ADDITIONAL INFORMATION

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
           PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE
                           ACCOUNT B ("REGISTRANT")

The variable investment options under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION, a Prudential Financial Company. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options ("Fixed Allocations") under the Annuity are issued by PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION. The assets supporting the Fixed Allocations are maintained in PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and are registered solely under the Securities Act of 1933.

                               TABLE OF CONTENTS

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES                               2
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION                              2
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B           2
PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D           2
PRINCIPAL UNDERWRITER/DISTRIBUTOR - Prudential Annuities Distributors, Inc.  3
HOW THE UNIT PRICE IS DETERMINED                                             8
ADDITIONAL INFORMATION ON FIXED ALLOCATIONS                                  8
How We Calculate the Market Value Adjustment                                 9
GENERAL INFORMATION                                                         10
Voting Rights                                                               10
Modification                                                                11
Deferral of Transactions                                                    11
Misstatement of Age or Sex                                                  11
Ending the Offer                                                            11
ANNUITIZATION                                                               12
EXPERTS                                                                     13
LEGAL EXPERTS                                                               13
FINANCIAL STATEMENTS                                                        13
AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF PRUDENTIAL ANNUITIES LIFE
  ASSURANCE CORPORATION

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT B

APPENDIX A - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT B

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITY FOR WHICH IT RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO PRUDENTIAL ANNUITIES - VARIABLE ANNUITIES, P.O. BOX 7960, PHILADELPHIA, PA OR TELEPHONE 1-800-752-6342. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@PRUDENTIALANNUITIES.COM.

Date of Statement of Additional Information: June 16, 2008

Date of Prospectus: June 16, 2008

XT8 - SAI (06/2008)

GENERAL INFORMATION ABOUT PRUDENTIAL ANNUITIES

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Prudential Annuities Life Assurance Corporation ("Prudential Annuities", "we", "our" or "us") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states, the District of Columbia and Puerto Rico. Prudential Annuities is a wholly-owned subsidiary of Prudential Annuities, Inc., which is an insurance holding company. Prudential Annuities principal business address is One Corporate Drive, Shelton, Connecticut 06484.

No company other than Prudential Annuities has any legal responsibility to pay amounts that it owes under its annuity and variable life insurance contracts. However, Prudential Financial exercises significant influence over the operations and capital structure of Prudential Annuities.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as "Separate Account B", was established by us pursuant to Connecticut law. Separate Account B also holds assets of other annuities issued by us with values and benefits that vary according to the investment performance of the underlying mutual funds or portfolios of underlying mutual funds offered as Sub-accounts of Separate Account B. The underlying mutual funds or portfolios of underlying mutual funds are referred to as the Portfolios. Each Sub-account invests exclusively in a Portfolio. You will find additional information about the Portfolios in their respective prospectuses.

Separate Account B is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the Portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

There is no assurance that the Account Value of your Annuity will equal or be greater than the total of the Purchase Payments you make to us.

Prior to November 18, 2002, Separate Account B was organized as a single separate account with six different Sub-account classes, each of which was registered as a distinct unit investment trust under the Investment Company Act. Effective November 18, 2002, each Sub-account class of Separate Account B was consolidated into American Skandia Life Assurance Corporation Variable Account B Class 1 Sub-accounts, which was subsequently renamed Prudential Annuities Life Assurance Corporation Variable Account B. Each Sub-account of Separate Account B has multiple Unit Prices to reflect the daily charge deducted for each combination of the applicable Insurance Charge, Distribution Charge (when applicable) and the charge for each optional benefit offered under Annuity contracts funded through Separate Account B. The consolidation of Separate Account B had no impact on Annuity Owners.

During the accumulation phase, we offer a number of Sub-accounts. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such Sub-accounts available, we will notify Owners of the availability of such Sub-accounts.

A brief summary of the investment objectives and policies of each Portfolio is found in the Prospectus. More detailed information about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectuses and statements of additional information for the Portfolios.

There can be no guarantee that any Portfolio will meet its investment objectives.

Each underlying mutual fund is registered under the Investment Company Act, as amended, as an open-end management investment company. Each underlying mutual fund thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Internal Revenue Code ("Code").

We may make other portfolios available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account B.

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

Prudential Annuities Life Assurance Corporation Separate Account D, also referred to as "Separate Account D", was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We currently employ investment managers to manage the assets maintained in Separate Account D. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s) and have sole discretion over the investment managers we retain.

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets owned by the insurance company with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

    a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

    b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - Prudential Annuities Distributors, Inc.

Prudential Annuities Distributors, Inc. ("PAD"), a wholly-owned subsidiary of Prudential Annuities, Inc., is the distributor and principal underwriter of the Annuity described in the Prospectus and this Statement of Additional Information. Prudential Annuities Life Assurance Corporation and AST Investment Services, Inc. ("ASISI"), a co-investment manager of Advanced Series Trust are also wholly-owned subsidiaries of Prudential Annuities, Inc. Prudential Annuities Information Services and Technology Corporation, also a wholly-owned subsidiary of Prudential Annuities, Inc., is a service company that provides systems and information services to Prudential Annuities Life Assurance Corporation and its affiliated companies.

PAD acts as the distributor of a number of annuity and life insurance products we offer and co-distributor of Advanced Series Trust.

PAD's principal business address is One Corporate Drive, Shelton, Connecticut 06484. PAD is registered as a broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the Financial Industry Regulatory Authority ("FINRA"). The offering of the annuity contracts through PAD is continuous. Please see the prospectus for a discussion of how the sales load on the annuity contracts is determined.

The Annuity is offered on a continuous basis. PAD enters into distribution agreements with broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration ("firms"). Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, PAD may offer the Annuity directly to potential purchasers.

Commissions are paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of his or her firm. Commissions are generally based on a percentage of Purchase Payments made, up to a maximum of 6.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation to the distributing firm for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, in an effort to promote the sale of our products (which may include the placement of Prudential Annuities and/or the Annuity on a preferred or recommended company or product list and/or access to the firm's registered representatives), we or PAD may enter into compensation arrangements with certain broker-dealer firms with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel and/or marketing and/or administrative services and/or other services they provide. We or PAD also may compensate third-party vendors, for services that such vendors render to broker-dealer firms. These services may include, but are not limited to: educating customers of the firm on the Annuity's features; conducting due diligence and analysis, providing office access, operations and systems support; holding seminars intended to educate firm's registered representatives and make them more knowledgeable about the Annuity; providing a dedicated marketing coordinator; providing priority sales desk support; and providing expedited marketing compliance approval. To the extent permitted by FINRA rules and other applicable laws and regulations, PAD may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.

The list below identifies three general types of payments that Prudential Annuities pays which are broadly defined as follows:

.. Percentage Payments based upon "Asset under Management" or "AUM": This type of payment is a percentage payment that is based upon the total amount held in all Prudential Annuities annuity products that were sold through the firm (or its affiliated broker/dealers).

.. Percentage Payments based upon sales: This type of payment is a percentage payment that is based upon the total amount of money received as purchase payments under Prudential Annuities annuity products sold through the firm (or its affiliated broker/dealers).

.. Fixed payments: These types of payments are made directly to or in sponsorship of the firm (or its affiliated broker/dealers). Examples of arrangements under which such payments may be made currently include, but are not limited to, sponsorships, conferences (national, regional and top producer), speaker fees, promotional items, and reimbursements to firms for marketing activities or services paid by the firms and/or their individual representatives. The amount of these payments varies widely because some payments may encompass only a single event, such as a conference, and others have a much broader scope. In addition, we may make payments upon the initiation of a relationship for systems, operational and other support.

The list below includes the names of the firms (or their affiliated broker/dealers) that we are aware (as of December 31, 2007) received payment with respect to annuity business during 2007 (or as to which a payment amount was accrued during 2007). Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity. During 2007, the least amount paid, and greatest amount paid, were $46 and $8,664,735, respectively.

1717 Capital Management Co.
1st Global Capital Corporation
A.G. Edwards & Sons
Advantage Capital Corporation
AICPA
AIG Financial Advisors Inc
Allegheny Investments LTD.
Allegiant Securities LLC
Alliance Bernstein
Alliance Financial Group, Inc.
Allianz
Allstate Financial Srvcs, LLC
Almax Financial Solutions, LLC
Alternative Wealth Strategies
American General Securities, Inc.
AMERICAN PORTFOLIO FIN SVCS INC
Ameritas Investment Corp
Arrowhead Investment Center
Associated Securities
AXA Advisors
BancorpSouth Investment Services, Inc.
BB&T Investments
BCG Securities, Inc.
Benefit Funding Services Group
Berthel Fisher & Company
Brecek & Young Advisors, Inc.

Broker Dealer Financial
Brookstone Securities, Inc.
Brookstreet Securities Corp.
Butler Freeman Tally Fn Gp LLC
Cadaret, Grant & Co., Inc.
Calton & Associates, Inc
Cambridge Investment Research, Inc.
Cantella & Co., Inc
Capital Analysts
Capital Financial Services
Capital Investment Group
Capital One Investments
Capital Securities Management,
Centaurus Financial, Inc.
CFD Investments, Inc.
Citigroup Global Markets Inc
City Securities Corporation
Commonwealth Financial Group
Commonwealth Financial Network
Contemporary Fin'l Solutions
Crown Capital Securities, L.P.
Cumberland Brokerage Corporation
CUNA Brokerage
CUSO Financial Services, L.P.
Deutsche
EDI Financial
ePlanning Securities, Inc.
Equity Services, Inc.
Ferris Baker Watts, Inc
FFP Securities, Inc.
Financial Network Investments Corp.
Financial Planning Consultants
Financial West Group
Fintegra, LLC
First Allied Securities, Inc.
First Financial Services
First Heartland Capital, Inc.
First Montauk Securities Corp.
First Trust Portfolios
First Western Advisors
Foothill Securities, Inc.
Fortune Financial Services, Inc.
Founders Financial Securities
Fox & Co. Investments, Inc.
Freedom Investors Corp.
FSC Securities Corp
FSIC
Garden State Securities, Inc.
Gary Goldberg & Co.
Geneos Wealth Management, Inc.
Genworth Financial Securities Corporation
Girard Securities, Inc.
Goldman Sachs Asset Management
Great American Advisors, Inc.
GunnAllen Financial, Inc.
GWN Securities, Inc.
H&R Block Financial Advisors, Inc.
H. Beck, Inc.
Hantz Financial Services,Inc.
Harbour Investments, Inc.
Hazard & Siegel, Inc.
HBW Securities
Hornor, Townsend & Kent
Huntington Investment Services
ICC
IFMG Securities, Inc.
IMS Securities, Inc.

Independent Financial Group, LLC
Infinex Investments Inc.
ING Financial Advisors, LLC
ING Financial Partners, LLC
Institutional Securities Corp.
InterSecurities, Inc.
Invest Financial Corporation
Investacorp
Investment Centers of America
Investment Management Corp
Investment Planners, Inc.
Investment Professionals
Investors Capital Corporation
Investors Security Co, Inc.
ISG Equity Sales
J.W. Cole Financial, Inc.
Janney Montgomery Scott, LLC.
JB Hanauer
Jefferson Pilot Securities Co.
JJB Hilliard Lyons
Key Investment Services LLC
KMS FINANCIAL SERVICES,INC
Kovack Securities, Inc
Leaders Group Inc.
Legacy Advisors, LLC
Legacy Financial Services, Inc.
Legend Equities Corporation
Legend Securities, Inc.
Leonard & Company
Lewis Financial Group, L.C.
Lincoln Financial Advisors
Lincoln Investment Planning
Linsco Private Ledger Corp
Lombard Securities Inc.
M Holdings Securities, Inc
Main Street Securities, LLC
MarketMax
Medallion Investment Services
MFS
Michigan Securities, Inc.
MML Investors Services, Inc.
Money Concepts Capital Corp.
Moors & Cabot, Inc
Morgan Keegan
MTL Equity Products, Inc.
Multi Financial Securities Corp.
Mutual Service Corporation
Mutual Trust Co.of America Sec
National Planning Corporation
Neuberger/Berman
New England Securities
Next Financial Group, Inc.
NFP Securities, Inc.
North Ridge Securities Corp.
Oppenheimer & Co, Inc.
Pacific West Securities, Inc.
Packerland Brokerage Svcs,Inc
Partnervest Securities, Inc.
Paulson Investment Company, Inc.
Planmember Securities Corporation
PNC Investment
Preferred Financial Group
Presidential Brokerage
PrimeVest Financial Services
Principal Financial Group
ProEquities, Inc
Prospera Financial Svcs, Inc.

Pruco Securities
Prudential Annuities
Prudential Financial
Prudential Securities Incorporated
QA3 Financial Corp.
Questar Capital Corporation
R. Seelaus & Co., Inc.
Rampart Financial Services Inc
Raymond James & Associates
Raymond James Financial Services
RBC Dain Rauscher
Resource Horizon Group, LLC
Resource Marketing
Rhodes Securities, Inc.
RNR Securities, L.L.C.
Robert W. Baird & Co., Inc.
Royal Alliance
Ryan Beck & Co, Inc.
Rydex Distributors Inc
SAIC
Sammons Securities
Saunders Discount Brokerage
Scottsdale Capital Advisors
Securian Financial Services, Inc.
Securities America, Inc.
Securities Service Network
Sentra/Spelman
Sigma Financial Corporation
Signator Investor, Inc
SII Investments, Inc.
Silver Oaks Securities
Stanford Group Company
Stifel Nicolaus & Co., Inc.
Summit Brokerage Services, Inc
Summit Equities, Incorporated
SunAmerica Securities
Sunset Financial Services, Inc
SWS Financial Services, Inc
Synergy Investment Group, LLC
T. Rowe Price Associates
TFS Securities, Inc.
The Investment Center, Inc.
Tower Square Securities Inc
Transamerica Financial Advisors
Triad Advisors, Inc.
Trustmont Financial Group, Inc.
UBS Financial Services, Inc.
United Planners Financial Services of America
United Securities Alliance, Inc.
USA Financial Securities Corporation
UVEST Financial Services Group, Inc.
Valley National Investments, Inc.
Veritrust Financial LLC
VSR Financial Services, Inc.
Wachovia Bank
Wachovia Wirehouse
Wall Street Financial Group
Walnut Street Securities
Waterstone Financial Group Inc
Waterstone Investor Services
Webster Investment Services, Inc.
Wellstone Securities, LLC
Westcom Financial Services
Wilbanks Securities, Inc.
Williams Financial Group
Woodbury Financial Services, Inc.
World Choice Securities, Inc.

World Equity Group, Inc.
World Group Securities, Inc.
Worth Financial Group, Inc.
WRP Investments, Inc.
Your Money Matters Brokerage

You should note that firms and individual registered representatives and branch managers within some firms participating in one of these compensation arrangements might receive greater compensation for selling the Annuity than for selling a different annuity that is not eligible for these compensation arrangements. While compensation is generally taken into account as an expense in considering the charges applicable to an annuity product, any such compensation will be paid by us or PAD and will not result in any additional charge to you. Overall compensation paid to the distributing firm does not exceed, based on actuarial assumptions, 8.5% of the total Purchase Payments made. Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of the Annuity.

Prudential Annuities pays PAD an underwriting commission for its role as principal underwriter/distributor of all variable insurance products issued by Prudential Annuities. PAD is responsible for payment of commissions to the broker-dealer firms who are the ultimate sellers of the product. PAD does not retain any underwriting commissions. For the past three years, the aggregate dollar amount of underwriting commissions paid to PAD in its role as principal underwriter/distributor has been: 2007: $512,269,247; 2006: $396,341,024; 2005:
$327,916,660.

HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of, and charges assessed against, a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

a. is the net result of:

1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared by the Portfolio at the end of the current Valuation Period and paid (in the case of a Portfolio that declares dividends on an annual or quarterly basis) or accrued (in the case of a money market Portfolio that pays dividends monthly); plus or minus

2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

b. is the net result of:

    1. the net asset value per share of the Portfolio shares held by that Sub-account at the end of the preceding Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid (accrued) by the Portfolio at the end of the preceding Valuation Period; plus or minus

    2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

c. is the Insurance Charge and the Distribution Charge (if any) deducted daily against the assets of the Separate Account.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the market value adjustment ("MVA").

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the SEC and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is two and a half percent of interest (2.50%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA.

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment

A MVA is used to determine the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods may be found in the Prospectus.

For purposes of this provision:

    . "Strips" are a form of security where ownership of the interest portion of United States Treasury securities are separated from ownership of the underlying principal amount or corpus.

    . "Strip Yields" are the yields payable on coupon Strips of United States Treasury securities.

    . "Option-adjusted Spread" is the difference between the yields on corporate debt securities (adjusted to disregard options on such securities) and government debt securities of comparable duration. We currently use the Merrill Lynch 1 to 10 year Investment Grade Corporate Bond Index of Option-adjusted Spreads.

The formula is:

[(1+I) / (1+J+0.0010)]/N/365/

where:

I is the Strip Yield as of the start date of the Guarantee Period for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

J is the Strip Yield as of the date the MVA formula is being applied for coupon Strips maturing at the end of the applicable Guarantee Period plus the Option-adjusted Spread. If there are no Strips maturing at that time, we will use the Strip Yield for the Strips maturing as soon as possible after the Guarantee Period ends.

N is the number of days remaining in the original Guarantee Period.

If you surrender your Annuity under the right to cancel provision, the MVA formula is [(1 + I)/(1 + J)]N/365.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed for certain Special Purpose Fixed Allocations, as described in the Prospectus.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities.

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average--Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

GENERAL INFORMATION

Voting Rights

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the Portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account of the Separate Account that may invest in the same Portfolio.

The number of votes for a Portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) any change in the fundamental investment policy;

(d) any other matter requiring a vote of the shareholders; and (e) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement. Advanced Series Trust (the "Trust") has obtained an exemption from the Securities and Exchange Commission that permits its investment adviser, AST Investment Services, Inc. ("ASISI"), subject to approval by the Board of Trustees of the Trust, to change sub-advisors for a Portfolio and to enter into new sub-advisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a similar manner as the Trust) is intended to facilitate the efficient supervision and management of the sub-advisors by ASISI and the Trustees. The Trust is required, under the terms of the exemption, to provide certain information to shareholders following these types of changes.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification

We reserve the right to do any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account B or a portion of it with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account B under the Investment Company Act; (f) operate Separate Account B as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act, the Exchange Act or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any Sub-account at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account B.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account B, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We will notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions

We may defer any distribution or transfer from a Fixed Allocation or an annuity payment for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payment for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted.

There may be circumstances where the NYSE is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Account Value may fluctuate based on changes in the Unit Values, but you may not be able to transfer Account Value, or make a purchase or redemption request.

The NYSE is closed on the following nationally recognized holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. On those dates, we will not process any financial transactions involving purchase or redemption orders.

Prudential Annuities will also not process financial transactions involving purchase or redemption orders or transfers on any day that:

    .  trading on the NYSE is restricted;

    . an emergency exists making redemption or valuation of securities held in the separate account impractical; or

    . the SEC, by order, permits the suspension or postponement for the protection of security holders.

Misstatement of Age or Sex

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer

We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

ANNUITIZATION

WHAT TYPES OF ANNUITY OPTIONS ARE AVAILABLE?

We currently make annuity options available that provide fixed annuity payments, or adjustable payments. Fixed options provide the same amount with each payment. Adjustable options provide a fixed payment that is periodically adjusted based on current interest rates. We do not guarantee to make all annuity payment options available in the future.

When you purchase an Annuity, or at a later date, you may choose an Annuity Date, an annuity option and the frequency of annuity payments. You may change your choices before the Annuity Date under the terms of your contract. A maximum Annuity Date may be required by law. The Annuity Date may depend on the annuity option you choose. Certain annuity options may not be available depending on the age of the Annuitant.

Certain of these annuity options may also be available to Beneficiaries who choose to receive the Annuity's Death Benefit proceeds as a series of payments instead of a lump sum payment.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". The "key life" (as used in this section) is the person or persons upon whose life annuity payments are based. No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable. This option is currently available on a fixed basis. Under this option, you cannot make a partial or full surrender of the annuity.

Option 2

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable. This option is currently available on a fixed basis only. Under this option, you cannot make a partial or full surrender of the annuity.

Option 3

Payments for Life with a Certain Period: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (5, 10 or 15 years), the remaining payments are paid to the Beneficiary until the end of such period. This option is currently available on a fixed basis.

Option 4

Fixed Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Owner selecting this option. Under this option, you cannot make a partial or full surrender of the annuity.

We may make additional annuity payment options available in the future.

WHEN ARE ANNUITY PAYMENTS MADE?

Each Annuity Payment is payable monthly on the Annuity Payment Date. The initial annuity payment will be on a date of your choice of the 1st through the 28th day of the month. The Annuity Payment Date may not be changed after the Annuity Date.

HOW ARE ANNUITY PAYMENTS CALCULATED?

Fixed Annuity Payments

If you choose to receive fixed annuity payments, you will receive equal fixed-dollar payments throughout the period you select. The amount of the fixed payment will vary depending on the annuity payment option and payment frequency you select. Generally, the first annuity payment is determined by multiplying the Account Value upon the Annuity Date, minus any state premium taxes that may apply, by the factor determined from our table of annuity rates. The table of annuity rates differs based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the a2000 Individual Annuity Mortality Table with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life.

KEY TERMS

Annuity Date is the date you choose for annuity payments to commence. A maximum Annuity Date may apply.

Annuity Payment Date is the date each month annuity payments are payable. This date is the same day of the month as the Annuity Date which may be any date chosen by you between the 1st and the 28th day of the month. The Annuity Payment Date may not be changed on or after the Annuity Date.

Inheritance Date is the date we receive, at our office, due proof satisfactory to us of the Annuitant's death and all other requirements that enable us to make payments for the benefit of a Beneficiary. If there are joint Annuitants, the Inheritance Date refers to the death of the last surviving Annuitant.

Account Value on the Annuity Date you allocate to a Sub-account, the Benchmark Rate, and Annuity Factors. Subsequently, the Schedule of Units is adjusted for transfers, Adjustments, or partial surrenders.

Adjustable Annuity Payments

We may make an adjustable annuity payment option available. Adjustable annuity payments are calculated similarly to fixed annuity payments except that on every fifth (5th) anniversary of receiving annuity payments, the annuity payment amount is adjusted upward or downward depending on the rate we are currently crediting to annuity payments. The adjustment in the annuity payment amount does not affect the duration of remaining annuity payments, only the amount of each payment.

EXPERTS

The consolidated financial statements of Prudential Annuities Life Assurance Corporation as of December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007 and the financial statements of Prudential Annuities Life Assurance Corporation Variable Account B as of December 31, 2007 and for each of the two years in the period then ended included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP's principal business address is 300 Madison Avenue, New York, New York 10017.

LEGAL EXPERTS

Counsel for Prudential Annuities Life Assurance Corporation has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

FINANCIAL STATEMENTS

The statements which follow in Appendix B are those of Prudential Annuities Life Assurance Corporation and Prudential Annuities Life Assurance Corporation Variable Account B Sub-accounts as of December 31, 2007 and for the years ended December 31, 2007 and 2006. There may be other Sub-accounts included in Variable Account B that are not available in the product described in the applicable prospectus.

INCORPORATION BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.

We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to Prudential Annuities - Variable Annuities, P.O. Box 7960, Philadelphia, PA 19176. Our phone number is 1-800-752-6342. You may also forward such a request electronically to our Customer Service Department at customerservice@prudential.com.

            Appendix A - DETERMINATION OF ACCUMULATION UNIT VALUES

The value for each accumulation unit is computed as of the end of each business day. On any given business day the value of a Unit in each Sub-account will be determined by multiplying the value of a Unit of that Sub-account for the preceding business day by the net investment factor for that Sub-account for the current business day. The net investment factor for any business day is determined by dividing the value of the assets of the Sub-account for that day by the value of the assets of the Sub-account for the preceding business day (ignoring, for this purpose, changes resulting from new purchase payments and withdrawals), and subtracting from the result the daily equivalent of the annual charge for all insurance and administrative expenses. The value of the assets of a Sub-account is determined by multiplying the number of shares of a fund by the net asset value of each share and adding the value of dividends declared by the Series Fund or other fund but not yet paid.

As we have indicated in the prospectuses, Advanced Series Xtra Credit Six and Optimum Plus are contracts that allow you to select or decline any of several benefit options that carry with it a specific asset based charge. We maintain a unique unit value corresponding to each such contract feature. In each prospectus, we depict the unit values corresponding to the contract features that bore the highest and lowest combination of asset-based charges for the period ending December 31, 2007. Here, we set out unit values corresponding to the remaining unit values.

The portfolio names shown for the corresponding unit values are as of the period indicated above. For a complete list of the current portfolio names, see "What Are the Investment Objectives and Policies of the Portfolio?" in the prospectus.

Because the Advanced Series XTra Credit Eight annuity and its clone (Optimum
XTra) are new, we do not have historical values for these annuities.

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 10-K
                                 ANNUAL REPORT

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                           Financial Statements and
            Report of Independent Registered Public Accounting Firm

                    Years Ended December 31, 2007 and 2006

                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

                         INDEX TO FINANCIAL STATEMENTS

Financial Statements                                                   Page No.
--------------------                                                   --------

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

Management's Annual Report on Internal Control Over Financial
  Reporting                                                              F-2

Report of Independent Registered Public Accounting Firm                  F-3

Financial Statements:

   Statements of Financial Position December 31, 2007 and 2006           F-4

   Statements of Operations and Comprehensive Income Year ended
     December 31, 2007, Year ended December 31, 2006, and Year ended
     December 31, 2005                                                   F-5

   Statements of Stockholder's Equity Year ended December 31, 2007,
     Year ended December 31, 2006, and Year ended December 31, 2005      F-6

   Statements of Cash Flows Year ended December 31, 2007, Year ended
     December 31, 2006, and Year ended December 31, 2005                 F-7

   Notes to Financial Statements                                         F-8

    Management's Annual Report on Internal Control Over Financial Reporting

Management of Prudential Annuities Life Assurance Corporation (the "Company") is responsible for establishing and maintaining adequate internal control over financial reporting. Management conducted an assessment of the effectiveness, as of December 31, 2007, of the Company's internal control over financial reporting, based on the framework established in Internal Control - Integrated Framework Issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). Based on our assessment under that framework, management concluded that the Company's internal control over financial reporting was effective as of December 31, 2007.

Our internal control over financial reporting is a process designed by or under the supervision of our principal executive and principal financial officers to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles. Our internal control over financial reporting includes policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect transactions and dispositions of assets; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with generally accepted accounting principles, and that receipts and expenditures are being made only in accordance with authorizations of management and the directors of the Company; and (3) provide reasonable assurance regarding prevention or timely detection of unauthorized acquisition, use, or disposition of the Company's assets that could have a material effect on our financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.

This Annual Report does not include an attestation report of the Company's registered public accounting firm, PricewaterhouseCoopers LLP, regarding the internal control over financial reporting. Management's report was not subject to attestation by the Company's registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management's report in this Annual Report.

March 14, 2008

            Report of Independent Registered Public Accounting Firm

To the Board of Directors and Stockholder of Prudential Annuities Life Assurance Corporation:

In our opinion, the financial statements listed in the accompanying index present fairly, in all material respects, the financial position of Prudential Annuities Life Assurance Corporation (an indirect, wholly owned subsidiary of Prudential Financial, Inc.), formerly known as American Skandia Life Assurance Corporation, at December 31, 2007 and December 31, 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 2 of the financial statements, the Company changed its method of accounting for uncertainty in income taxes and for deferred acquisition costs in connection with modifications or exchanges of insurance contracts on January 1, 2007.

PricewaterhouseCoopers LLP (signed)
New York, New York
March 14, 2008

Prudential Annuities Life Assurance Corporation

Statements of Financial Position
December 31, 2007 and 2006 (in thousands, except share amounts)

                                                           2007        2006
                                                       -----------  -----------
ASSETS
Fixed maturities available for sale, at fair value
  (amortized cost, 2007: $1,329,042 2006: $1,161,335)  $ 1,335,678  $ 1,174,353
Trading account assets, at fair value                       16,314       18,144
Equity securities available for sale, at fair value
  (cost, 2007: $12,476 2006: $18,487)                       11,599       18,344
Commercial loans                                            38,503       40,846
Policy loans                                                12,965       12,638
Short-term investments                                     143,966       60,872
Other long-term investments                                   (130)       6,105
                                                       -----------  -----------
   Total investments                                     1,558,895    1,331,302
                                                       -----------  -----------
Cash and cash equivalents                                      697          664
Deferred policy acquisition costs                        1,042,823      766,277
Accrued investment income                                   13,258       12,456
Reinsurance recoverable                                    104,083           --
Income taxes receivable                                    215,689      217,768
Valuation of business acquired                             118,566      152,650
Deferred sales inducements                                 558,821      359,815
Receivables from parent and affiliates                      77,693       94,221
Other assets                                                70,852       17,036
Separate account assets                                 41,538,366   35,608,409
                                                       -----------  -----------
TOTAL ASSETS                                           $45,299,743  $38,560,598
                                                       ===========  ===========
LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities
Policyholders' account balances                        $ 1,135,095  $   993,260
Future policy benefits and other policyholder
  liabilities                                              228,190      114,854
Payables to parent and affiliates                           53,735       45,667
Cash collateral for loaned securities                       54,077       39,962
Short-term borrowing                                       195,280      159,546
Long-term borrowing                                        680,000      405,000
Future fees payable to Prudential Annuities, Inc.
  ("PAI")                                                   12,171       48,531
Other liabilities                                          254,554      268,497
Separate account liabilities                            41,538,366   35,608,409
                                                       -----------  -----------
Total liabilities                                      $44,151,468  $37,683,726
                                                       -----------  -----------
Commitments and Contingent Liabilities (See Note 11)

Stockholder's Equity
Common stock, $100 par value; 25,000 shares,
  authorized, issued and outstanding                   $     2,500  $     2,500
Additional paid-in capital                                 434,096      334,096
Retained earnings                                          709,142      534,899
Accumulated other comprehensive income (loss)                2,537        5,377
                                                       -----------  -----------
Total stockholder's equity                             $ 1,148,275  $   876,872
                                                       -----------  -----------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY             $45,299,743  $38,560,598
                                                       ===========  ===========

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Operations and Comprehensive Income
Years ended December 31, 2007, December 31, 2006, and December 31, 2005 (in thousands)

                                                    2007      2006      2005
                                                  --------  --------  --------
REVENUES

Premiums                                          $ 28,201  $ 40,511  $ 23,756
Policy charges and fee income                      707,366   561,295   455,675
Net investment income                               74,625    88,291    92,881
Realized investment gains/(losses), net            (40,972)  (48,035)  (32,121)
Asset management fees                              223,864   167,964   127,401
Other income                                           524       654       393
                                                  --------  --------  --------
Total revenues                                     993,608   810,680   667,985
                                                  --------  --------  --------
BENEFITS AND EXPENSES

Policyholders' benefits                             67,350   101,367    62,973
Interest credited to policyholders' account
  balances                                          92,088    77,137    69,901
General, administrative and other expenses         529,216   430,244   330,645
                                                  --------  --------  --------
Total benefits and expenses                        688,654   608,748   463,519
                                                  --------  --------  --------
Income from operations before income taxes         304,954   201,932   204,466
                                                  --------  --------  --------
Income taxes:
   Current                                              --        67        51
   Deferred                                         10,359     6,148    45,991
                                                  --------  --------  --------
Income tax expense                                  10,359     6,215    46,042
                                                  --------  --------  --------
NET INCOME                                         294,595   195,717   158,424
                                                  --------  --------  --------
Change in net unrealized investment gains
  (losses), net of taxes                            (2,840)    8,249   (23,562)
                                                  --------  --------  --------
COMPREHENSIVE INCOME                              $291,755  $203,966  $134,862
                                                  ========  ========  ========

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Stockholder's Equity
Years ended December 31, 2007, December 31, 2006, and December 31, 2005 (in thousands)

                                                                                     Accumulated
                                                 Additional                             Other         Total
                                         Common   Paid-in    Retained    Deferred   Comprehensive Stockholder's
                                         Stock    Capital    Earnings  Compensation Income (Loss)    Equity
                                         ------- ---------- ---------  ------------ ------------- -------------
Balance, December 31, 2004               $ 2,500 $ 484,425  $ 180,759     $ (904)     $ 20,690     $  687,470

Net income                                    --        --    158,424         --            --        158,424
Stock-based compensation                      --      (329)        --         --            --           (329)
Deferred compensation program                 --        --         --        904            --            904
Change in net unrealized investment
  gains (losses), net of taxes                --        --         --         --       (23,562)       (23,562)
                                         ------- ---------  ---------     ------      --------     ----------
Balance, December 31, 2005               $ 2,500 $ 484,096  $ 339,182     $   --      $ (2,872)    $  822,906
                                         ------- ---------  ---------     ------      --------     ----------
Net income                                    --        --    195,717         --            --        195,717
Distribution from (to) parent                 --  (150,000)        --         --            --       (150,000)
Change in net unrealized investment
  gains (losses), net of taxes                --        --         --         --         8,249          8,249
                                         ------- ---------  ---------     ------      --------     ----------
Balance, December 31, 2006               $ 2,500 $ 334,096  $ 534,899     $   --      $  5,377     $  876,872
                                         ------- ---------  ---------     ------      --------     ----------
Net income                                    --        --    294,595         --            --        294,595
Cumulative effect of change in
  accounting principle, net of taxes          --        --     (8,153)        --            --         (8,153)
Distribution from(to) parent                  --   100,000   (112,199)        --            --        (12,199)
Change in net unrealized investment
  gains (losses), net of taxes                                                          (2,840)        (2,840)
                                         ------- ---------  ---------     ------      --------     ----------
Balance, December 31, 2007               $ 2,500 $ 434,096  $ 709,142     $   --      $  2,537     $1,148,275
                                         ======= =========  =========     ======      ========     ==========

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation

Statements of Cash Flows
Year ended December 31, 2007, Year ended December 31, 2006, and Year ended December 31, 2005
(in thousands)

                                             2007         2006         2005
                                         -----------  -----------  -----------
 CASH FLOWS FROM (USED IN)
   OPERATING ACTIVITIES:
 Net income                              $   294,595  $   195,717  $   158,424
 Adjustments to reconcile net
   income to net cash from
   operating activities:
    Realized investment losses, net           40,972       48,035       32,121
    Amortization and depreciation             33,191       40,209       47,974
    Cumulative effect of accounting
      change, net of taxes                        --           --           --
    Interest credited to
      policyholders' account
      balances                                67,650       60,215       60,058
    Change in:
        Policy reserves                      143,716       45,088       18,688
        Accrued investment income             (1,081)       4,392        5,474
        Trading account assets                 1,830       12,633       16,538
        Net receivable/payable to
          affiliates                          24,596      (42,150)      24,963
        Deferred sales inducements          (202,582)    (132,400)     (74,999)
        Deferred policy acquisition
          costs                             (285,758)    (239,470)    (227,619)
        Income taxes payable
          (receivable)                        10,251        7,513       28,015
        Other, net                          (199,031)     (91,066)      (8,487)
                                         -----------  -----------  -----------
 Cash Flows From (Used In)
   Operating Activities                      (71,651)     (91,283)      81,150
                                         -----------  -----------  -----------
 CASH FLOWS FROM (USED IN)
   INVESTING ACTIVITIES:
 Proceeds from the sale/maturity of:
    Fixed maturities, available for
      sale                                 2,163,531    3,594,021    2,199,373
    Equity securities, available
      for sale                                    --           --        1,000
    Shares in equities, available
      for sale                                 5,000           --           --
    Commercial loans                           2,866           --           --
    Policy loans                               2,426        1,548          503
    Other long-term investments                3,922        5,358           --
 Payments for the
   purchase/origination of:                       --           --           --
    Fixed maturities, available for
      sale                                (2,313,080)  (3,226,546)  (2,048,890)
    Commercial loans                            (675)     (34,846)      (6,000)
    Policy loans                              (2,753)      (2,407)      (1,935)
    Other long-term investments               (4,401)      (6,104)          --
 Other short-term investments, net           (83,094)     148,819      211,762
                                         -----------  -----------  -----------
 Cash Flows From (Used in)
   Investing Activities                     (226,258)     479,843      355,813
                                         -----------  -----------  -----------
 CASH FLOWS FROM (USED IN)
   FINANCING ACTIVITIES:
    Capital contribution from (to)
      Parent                                 100,000     (150,000)          --
    Dividend to parent                      (112,199)          --           --
    Decrease in future fees payable
      to PAI, net                            (36,360)     (64,619)     (87,447)
    Cash collateral for loaned
      securities                              14,115     (134,025)    (117,312)
    Securities sold under agreement
      to repurchase                               --       (7,147)     (26,226)
    Proceeds from the issuance of
      debt (maturities longer than
      90 days)                               350,000      300,000           --
    Repayments of debt (maturities
      longer than 90 days)                   (75,000)     (30,000)          --
    Net increase (decrease) in
      short-term borrowing                    35,734      (49,038)      68,221
    Drafts outstanding                       (27,853)      38,736      (88,620)
    Policyholders' account balances
        Deposits                           1,801,795    1,211,772      951,563
        Withdrawals                       (1,752,290)  (1,507,082)  (1,206,489)
                                         -----------  -----------  -----------
 Cash Flows From (Used in)
   Financing Activities                      297,942     (391,403)    (506,310)
                                         -----------  -----------  -----------
    Net increase (decrease) in cash
      and cash equivalents                        33       (2,843)     (69,347)
    Cash and cash equivalents,
      beginning of period                        664        3,507       72,854
                                         -----------  -----------  -----------
 CASH AND CASH EQUIVALENTS, END OF
   PERIOD                                $       697  $       664  $     3,507
                                         ===========  ===========  ===========
 SUPPLEMENTAL CASH FLOW INFORMATION
    Income taxes paid (received)         $       106  $    (1,297) $    (2,540)
                                         -----------  -----------  -----------
    Interest paid                        $    28,721  $    45,689  $     4,783
                                         -----------  -----------  -----------

                       See Notes to Financial Statements

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

1. BUSINESS

Prudential Annuities Life Assurance Corporation (the "Company", "we", or "our"), formerly known as American Skandia Life Assurance Corporation, with its principal offices in Shelton, Connecticut, is an indirect wholly-owned subsidiary of Prudential Financial, Inc. ("Prudential Financial"), a New Jersey corporation. The Company is a wholly-owned subsidiary of Prudential Annuities, Inc., ("PAI"), formerly known as American Skandia, Inc., which in turn is an indirect wholly-owned subsidiary of Prudential Financial. On December 19, 2002, Skandia Insurance Company Ltd. (publ) ("Skandia"), an insurance company organized under the laws of the Kingdom of Sweden, and the ultimate parent company of the Company prior to May 1, 2003, entered into a definitive purchase agreement (the "Acquisition Agreement") with Prudential Financial whereby Prudential Financial would acquire the Company and certain of its affiliates (the "Acquisition") and would be authorized to use the American Skandia name through April, 2008. On May 1, 2003, the Acquisition was consummated. Thus, the Company is now an indirect wholly owned subsidiary of Prudential Financial. During 2007, we began the process of changing the Company's name and names of various legal entities that include the "American Skandia" name, as required by the terms of the Acquisition. The Company's name was changed effective
January 1, 2008.

The Company develops long-term savings and retirement products, which are distributed through its affiliated broker/dealer company, Prudential Annuities Distributors, Incorporated. ("PAD"), formerly known as American Skandia Marketing, Incorporated. The Company currently issues variable deferred and immediate annuities for individuals and groups in the United States of America and its territories.

Prudential Annuities, Inc., ("PAI"), formerly known as American Skandia, Inc. , the direct parent of the Company, intends to make additional capital contributions to the Company, as needed, to enable it to comply with its reserve requirements and fund expenses in connection with its business. The Company has complied with the National Association of Insurance Commissioner's ("NAIC") Risk-Based Capital ("RBC") reporting requirements and has total adjusted capital well above required capital. The Company expects to maintain statutory capital above 300% of Company Action Level Risk Based Capital. Generally, PAI is under no obligation to make such contributions and its assets do not back the benefits payable under the Company's policyholder contracts. During 2007, PAI made a capital contribution of $100 million to the Company. The Company received no capital contributions during 2006 and 2005.

The Company is engaged in a business that is highly competitive because of the large number of stock and mutual life insurance companies and other entities engaged in marketing insurance products, and individual and group annuities.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of presentation

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). The Company has extensive transactions and relationships with Prudential Financial affiliates, as more fully described in Footnote 12. Due to these relationships, it is possible that the terms of these transactions are not the same as those that would result from transactions among wholly unrelated parties.

Use of estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, in particular deferred policy acquisition costs ("DAC"), valuation of business acquired (VOBA) and future policy benefits, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

The most significant estimates include those used in determining DAC, VOBA, valuation of investments including derivatives, future policy benefits including guarantees, provision for income taxes, reserves for contingent liabilities and reserves for losses in connection with unresolved legal matters.

Investments

Fixed maturities are comprised of bonds, notes and redeemable preferred stock. Fixed maturities classified as "available for sale" are carried at fair value. The amortized cost of fixed maturities is written down to estimated fair value if a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments. Unrealized gains and losses on fixed maturities "available for sale" are included in "Accumulated other comprehensive (loss) income", net of income taxes.

Trading account assets, at fair value, represent the equity securities held in support of a deferred compensation plan. Such investments are carried at fair value with changes in unrealized gains and losses reported in the Statements of Operations and Comprehensive Income, as a component of "Other income".

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Equity securities, available for sale are comprised of common and non-redeemable preferred stock and are carried at fair value. The associated unrealized gains and losses, net of tax and the effect on deferred policy acquisition costs, valuation of business acquired, and future policy benefits that would result from the realization of unrealized gains and losses, are included in "Accumulated other comprehensive income (loss)". The cost of equity securities is written down to estimated fair value when a decline in value is considered to be other than temporary. See the discussion below on realized investment gains and losses for a description of the accounting for impairment adjustments.

Commercial loans are carried at unpaid principal balances, net of unamortized premiums or discounts and an allowance for losses. Interest income, as well as prepayment fees and the amortization of related premiums or discounts, is included in "Net investment income." The allowance for losses includes a loan specific reserve for non-performing loans and a portfolio reserve for probable incurred but not specifically identified losses. Non-performing loans include those loans for which it is probable that amounts due according to the contractual terms of the loan agreement will not all be collected. These loans are measured at the present value of expected future cash flows discounted at the loan's effective interest rate, or at the fair value of the collateral if the loan is collateral dependent. Interest received on non-performing loans, including loans that were previously modified in a troubled debt restructuring, is either applied against the principal or reported as net investment income, according to management's judgment as to the collectibility of principal. The Company discontinues accruing interest on non-performing loans after the loans are 90 days delinquent as to principal or interest, or earlier when management has doubts about collectibility. When a loan is deemed as non-performing, any accrued but uncollectible interest is charged to interest income in the period the loan is deemed non-performing. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where the payment of interest has been interrupted for a substantial period, a regular payment performance has been established. The portfolio reserve for incurred but not specifically identified losses considers the Company's past loan loss experience, the current credit composition of the portfolio, historical credit migration, property type diversification, default and loss severity statistics and other relevant factors. The changes in the allowance for loan losses are reported in "Realized investment (losses), net."

Policy loans are carried at unpaid principal balances.

Short-term investments consist of highly liquid debt instruments with a maturity of greater than three months and less than twelve months when purchased. These investments are carried at amortized cost, which because of their short-term nature, approximates fair value.

Securities loaned transactions are treated as financing arrangements and are recorded at the amount of cash received. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. The Company monitors the market value of the securities loaned on a daily basis with additional collateral obtained as necessary. Substantially all of the Company's securities loaned transactions are with large brokerage firms. Income and expenses associated with securities loaned transactions used to earn spread income are generally reported as "Net investment income;" however, for securities loaned transactions used for funding purposes the associated rebate is reported as interest expense (included in "General and administrative expenses").

Other long-term investments consist of the Company's investments in joint ventures and limited partnerships other than operating joint ventures in which the Company does not exercise control, as well as investments in the Company's own separate accounts, which are carried at fair value, and investment real estate. Joint venture and partnership interests are generally accounted for using the equity method of accounting, except in instances in which the Company's partnership interest is so minor (generally less than 3%) that it exercises virtually no influence over operating and financial policies. In such instances, the Company applies the cost method of accounting. The Company's share of net income from investments in joint ventures and partnerships is generally included in "Net investment income."

Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, or the value of securities or commodities. Derivative financial instruments used by the Company include swaps and futures, and may be exchange-traded or contracted in the over-the-counter market. Derivative positions are carried at fair value, generally by obtaining quoted market prices or through the use of valuation models. Values can be affected by changes in interest rates, foreign exchange rates, credit spreads, market volatility and liquidity. Values can also be affected by changes in estimates and assumptions including those related to counterparty behavior used in valuation models.

Derivatives are used to manage the characteristics of the Company's asset/liability mix, as well as the interest rate and currency characteristics of assets or liabilities. Additionally, derivatives may be used to seek to reduce exposure to interest rate and foreign currency risks associated with assets held or expected to be purchased or sold, and liabilities incurred or expected to be incurred.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Derivatives are recorded as assets, within "Other long-term investments," or as liabilities, within "Other liabilities," in the Statement of Financial Position, except for embedded derivatives, which are recorded in the Statement of Financial Position with the associated host contract. The Company nets the fair value of all derivative financial instruments with counterparties for which a master netting arrangement has been executed pursuant to FASB Interpretation ("FIN") No. 39. As discussed in detail below, all realized and unrealized changes in fair value of derivatives, with the exception of the effective portion of cash flow hedges, are recorded in current earnings. Cash flows from these derivatives are reported in the operating or investing activities section in the Statements of Cash Flows.

The Company designates derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment ("fair value" hedge), (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow" hedge), (3) a foreign currency fair value or cash flow hedge ("foreign currency" hedge), (4) a hedge of a net investment in a foreign operation, or
(5) a derivative entered into as an economic hedge that does not qualify for hedge accounting. During the years ended December 31, 2007, 2006 and 2005 none of the Company's derivatives qualified for hedge accounting treatment.

If a derivative does not qualify for hedge accounting, all changes in its fair value, including net receipts and payments, are included in "Realized investment (losses), net" without considering changes in the fair value of the economically associated assets or liabilities.

The Company is a party to financial instruments that contain derivative instruments that are "embedded" in the financial instruments. At inception, the Company assesses whether the economic characteristics of the embedded derivative are clearly and closely related to the economic characteristics of the remaining component of the financial instrument (i.e., the host contract) and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When it is determined that (1) the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract, and (2) a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is separated from the host contract, carried at fair value, and changes in its fair value are included in "Realized investment gains (losses), net." The Company has entered into reinsurance agreements to transfer the risk related to the embedded derivatives to affiliates. These reinsurance agreements are derivatives and have been accounted in the same manner as the embedded derivative.

Realized investment (losses), net are computed using the specific identification method. Realized investment gains and losses are generated from numerous sources, including the sale of fixed maturity securities, equity securities, investments in joint ventures and limited partnerships and other types of investments, as well as adjustments to the cost basis of investments for other than temporary impairments. Adjustments to the costs of fixed maturities and equity securities for other-than-temporary impairments are also included in "Realized investment (losses) gains, net." In evaluating whether a decline in value is other than temporary, the Company considers several factors including, but not limited to the following: (1) the extent (generally if greater than 20%) and the duration (generally if greater than six months) of the decline; (2) the reasons for the decline in value (credit event, interest related or market fluctuation); (3) the Company's ability and intent to hold the investment for a period of time to allow for a recovery of value; and
(4) the financial condition of and near-term prospects of the issuer. In addition, for its impairment review of asset-backed fixed maturity securities with a credit rating below AA, the Company forecasts the prospective future cash flows of the security and determines if the present value of those cash flows, discounted using the effective yield of the most recent interest accrual rate, has decreased from the previous reporting period. When a decrease from the prior reporting period has occurred and the security's market value is less than its carrying value, the carrying value of the security is reduced to its fair value, with a corresponding charge to earnings. The new cost basis of an impaired security is not adjusted for subsequent increases in estimated fair value. In periods subsequent to the recognition of an other-than-temporary impairment, the impaired security is accounted for as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted into net investment income in future periods based upon the amount and timing of expected future cash flows of the security, if the recoverable value of the investment based upon those cash flows is greater than the carrying value of the investment after the impairment.

Cash and cash equivalents

Cash and cash equivalents include cash on hand, money market instruments, and other debt issues with a maturity of three months or less when purchased, other than cash equivalents that are included in "Trading account assets, at fair value".

Valuation of business acquired

As a result of purchase accounting, the Company reports a financial asset representing the valuation of business acquired ("VOBA"). VOBA represents the present value of future profits embedded in acquired insurance and annuity contracts. VOBA is determined by estimating the net present value of future cash flows from the contracts in force at the date of acquisition. Future positive cash flows generally include fees and other charges assessed to the contracts as long as they remain in force as well as fees collected upon surrender, if applicable, while future negative cash flows include costs to administer contracts and

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

benefit payments. The Company amortizes VOBA over the effective life of the acquired contracts. VOBA is amortized in proportion to estimated gross profits arising from the contracts and anticipated future experience, which is evaluated regularly. The effect of changes in estimated gross profits on unamortized VOBA is reflected in "General and administrative expenses" in the period such estimates of expected future profits are revised.

Deferred policy acquisition costs

Costs that vary with and that are related primarily to the production of new insurance and annuity business are deferred to the extent such costs are deemed recoverable from future profits. Such costs include commissions, costs of policy issuance and underwriting, and variable expenses. DAC is subject to recoverability testing at the end of each accounting period. DAC, for applicable products, is adjusted for the impact of unrealized gains or losses on investments as if these gains or losses had been realized, with corresponding credits or charges included in "Accumulated other comprehensive income (loss)." DAC amortization is reflected in "General and administrative expenses."

Deferred acquisition costs are amortized over the expected life of the contracts (approximately 25 years) in proportion to estimated gross profits arising principally from investment results, mortality and expense margins, and surrender charges based on historical and anticipated future experience, which is updated periodically. The effect of changes to estimated gross profits on unamortized deferred acquisition costs is reflected in "General and administrative expenses" in the period such estimated gross profits are revised. The deferred policy acquisition cost asset was assigned a fair value of zero, net of tax, as part of purchase accounting.

For some products, policyholders can elect to modify product benefits, features, rights or coverages by exchanging a contract for a new contract or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract. These transactions are known as internal replacements. For internal replacement transactions, except those that involve the addition of a nonintegrated contract feature that does not change the existing base contract, the unamortized DAC is immediately charged to expense if the terms of the new policies are not substantially similar to those of the former policies. If the new terms are substantially similar to those of the earlier policies, the DAC is retained with respect to the new policies and amortized over the expected life of the new policies. The Company adopted Statement of Position ("SOP") 05-1 "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" on January 1, 2007. SOP 05-1 provided more definitive guidance regarding internal replacements and clarification on what constitutes substantial changes to a contract. See "New Accounting Pronouncements" for additional information.

Reinsurance recoverables

Reinsurance recoverables include corresponding payables and receivables associated with reinsurance arrangements with affiliates. For additional information about these arrangements see Note 12 to the Financial Statements.

Separate account assets and liabilities

Separate account assets are reported at fair value and represent segregated funds, which are invested for certain policyholders and other customers. "Separate account assets" are predominantly shares in Advanced Series Trust formerly known as American Skandia Trust co-managed by AST Investment Services, Incorporated ("ASISI") formerly known as American Skandia Investment Services, Incorporated and Prudential Investments LLC, which utilizes various fund managers as sub-advisors. The remaining assets are shares in other mutual funds, which are managed by independent investment firms. The contract holder has the option of directing funds to a wide variety of investment options, most of which invest in mutual funds. The investment risk on the variable portion of a contract is borne by the contract holder, except to the extent of any guarantees by the Company, which are not separate account liabilities. The assets of each account are legally segregated and are generally not subject to claims that arise out of any other business of the Company. The investment income and gains or losses for separate accounts accrue to the policyholders and are not included in the Statements of Operations and Comprehensive Income. Mortality, policy administration and surrender charges on the accounts are included in "Policy charges and fee income". Asset management fees calculated on account assets are included in "Asset management fees". Separate account liabilities primarily represent the contractholder's account balance in separate account assets.

Deferred sales inducements

The Company provides sales inducements to contract holders, which primarily reflect an up-front bonus added to the contract holder's initial deposit for certain annuity contracts. These costs are deferred and recognized in "Deferred sales inducements". They are amortized using the same methodology and assumptions used to amortize DAC. The amortization expense is included as a component of "Interest credited to policyholders' account balances".

Other assets and other liabilities

"Other assets" consists primarily of accruals of fund manager income. "Other liabilities" consists primarily of accrued expenses, technical overdrafts and a liability to the participants of a deferred compensation plan.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

"Other assets" also consists of state insurance licenses. Licenses to do business in all states have been capitalized and reflected at the purchase price of $4.0 million. Due to the adoption of SFAS No. 142 "Goodwill and Other Intangible Assets", the cost of the licenses is no longer being amortized but is subjected to an annual impairment test. As of December 31, 2006, the Company estimated the fair value of the state insurance licenses to be in excess of book value and, therefore, no impairment charge was required.

Future policy benefits

The Company's liability for future policy benefits is primarily comprised of the present value of estimated future payments to or on behalf of policyholders, where the timing and amount of payment depends on policyholder mortality, less the present value of future net premiums. Expected mortality is generally based on the Company's historical experience or standard industry tables. Interest rate assumptions are based on factors such as market conditions and expected investment returns. Although mortality and interest rate assumptions are "locked-in" upon the issuance of new insurance or annuity business with fixed and guaranteed terms, significant changes in experience or assumptions may require the Company to provide for expected future losses on a product by establishing premium deficiency reserves. The Company's liability for future policy benefits is also inclusive of liabilities for guarantee benefits related to certain nontraditional long-duration life and annuity contracts, which are discussed more fully in Note 6.

Policyholders' account balances

The Company's liability for policyholders' account balances represents the contract value that has accrued to the benefit of the policyholder as of the balance sheet date. This liability is generally equal to the accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance. These policyholders' account balances also include provision for benefits under non-life contingent payout annuities and certain unearned revenues.

Contingent liabilities

Amounts related to contingencies are accrued if it is probable that a liability has been incurred and an amount is reasonably estimable. Management evaluates whether there are incremental legal or other costs directly associated with the ultimate resolution of the matter that are reasonably estimable and, if so, they are included in the accrual.

Insurance revenue and expense recognition

Revenues for variable deferred annuity contracts consist of charges against contract holder account values or separate accounts for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Revenues for mortality and expense risk charges and administration fees are recognized as assessed against the contract holder. Surrender charge revenue is recognized when the surrender charge is assessed against the contract holder at the time of surrender.

Benefit reserves for the variable investment options on annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

Revenues for variable immediate annuity and supplementary contracts with life contingencies consist of certain charges against contract holder account values including mortality and expense risks and administration fees. These charges and fees are recognized as revenue when assessed against the contract holder. Benefit reserves for variable immediate annuity contracts represent the account value of the contracts and are included in "Separate account liabilities".

Revenues for fixed immediate annuity and fixed supplementary contracts with and without life contingencies consist of net investment income. In addition, revenues for fixed immediate annuity contracts with life contingencies also consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on applicable actuarial standards with assumed interest rates that vary by issue year. Reserves for contracts without life contingencies are included in "Policyholders' account balances" while reserves for contracts with life contingencies are included in "future policy benefits and other policyholder liabilities". Assumed interest rates ranged from 1.25% to 8.25% at December 31, 2007 and 2006.

Revenues for variable life insurance contracts consist of charges against contract holder account values or separate accounts for mortality and expense risk fees, administration fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. All of these charges are recognized as revenue when assessed against the contract holder. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in "Separate account liabilities".

Certain individual annuity contracts provide the holder a guarantee that the benefit received upon death or annuitization will be no less than a minimum prescribed amount. These benefits are accounted for as insurance contracts and are discussed in further detail in Note 6. The Company also provides contracts with certain living benefits that are considered embedded derivatives. These contracts are discussed in further detail in Note 6.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Premiums, benefits and expenses are stated net of reinsurance ceded to other companies. Estimated reinsurance recoverables and the cost of reinsurance are recognized over the life of the reinsured policies using assumptions consistent with those used to account for the underlying policies.

Asset management fees

In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. In addition, the Company receives fees calculated on contractholder separate account balances invested in funds managed by companies other than ASISI. Asset management fees are recognized as income when earned. These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Income taxes

Due to provisions in the Internal Revenue Code, the Company will not be eligible to join in the filing of the Prudential Financial federal income tax return until 2009. As a result, the Company will file a separate federal tax return through 2008. In addition, the Company will continue to file separate state income tax returns.

Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to reduce a deferred tax asset to the amount expected to be realized.

Future fees payable to PAI

In a series of transactions with PAI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts. The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method.

Share-based Payments

The Company adopted Statement of Financial Accounting Standards ("SFAS")
No. 123(R), "Share-based Payment" on January 1, 2006, using the modified prospective application transition method prescribed by this standard. This standard requires that the cost resulting from all share-based payments be recognized in the financial statements and requires all entities to apply the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans. The Company had previously adopted the fair value recognition provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," as amended, prospectively for all new stock options granted to employees on or after January 1, 2003. Upon adoption of SFAS No. 123(R), there were no unvested stock options issued prior to January 1, 2003, and, therefore, the adoption of SFAS No. 123(R) had no impact to the Company's financial condition or results of operations with respect to the unvested employee options.

New accounting pronouncements

In November 2007, the staff of the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 109, "Written Loan Commitments Recorded at Fair Value Through Earnings." SAB 109 revises and rescinds portions of SAB 105, "Application of Accounting Principles to Loan Commitments." Specifically, SAB 109 states that the expected net future cash flows related to the associated servicing of the loan should be included in the measurement of all written loan commitments that are accounted for at fair value through earnings. SAB 109 is effective for all written loan commitments recorded at fair value that are entered into, or substantially modified, in fiscal quarters beginning after December 15, 2007. The Company will adopt SAB 109 effective January 1, 2008 for its loan commitments that are recorded at fair value through earnings. The Company's adoption of this guidance is not expected to have a material effect on the Company's financial position or results of operations.

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities." This statement provides companies with an option to report selected financial assets and liabilities at fair value, with the associated changes in fair value reflected in the Statements of Operations. The Company will adopt this guidance effective January 1, 2008. The Company's adoption of this guidance is not anticipated to have a material effect on the Company's financial position or results of operations.

In April 2007, the FASB issued FSP FIN 39-1, "Amendment of FASB Interpretation No. 39." FSP FIN 39-1 modifies FIN No. 39, "Offsetting of Amounts Related to Certain Contracts," and permits companies to offset cash collateral receivables or payables with net derivative positions under certain circumstances. This FSP is effective for fiscal years beginning after November 15, 2007 and is required to be applied retrospectively to financial statements for all periods presented. The Company's adoption of this guidance is not expected to have a material effect on the Company's financial position or results of operations.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

In September 2006, the staff of the SEC issued SAB No. 108, "Considering the Effects of Prior Year Misstatements when Quantifying Misstatements in Current Year Financial Statements." The interpretations in SAB 108 express the staff's views regarding the process of quantifying financial statement misstatements. Specifically, the SEC staff believes that registrants must quantify the impact on current period financial statements of correcting all misstatements, including both those occurring in the current period and the effect of reversing those that have accumulated from prior periods. SAB 108 is effective for fiscal years ending after November 15, 2006. Since the Company's method for quantifying financial statement misstatements already considers those occurring in the current period and the effect of reversing those that have accumulated from prior periods, the adoption of SAB 108 had no effect to the financial position or results of operations of the Company.

In March 2006, the FASB issued SFAS No. 156, "Accounting for Servicing of Financial Assets." This statement requires that servicing assets or liabilities be initially measured at fair value, with subsequent changes in value reported based on either a fair value or amortized cost approach for each class of servicing assets or liabilities. Under previous guidance, such servicing assets or liabilities were initially measured at historical cost and the amortized cost method was required for subsequent reporting. The Company adopted this guidance effective January 1, 2007, and elected to continue reporting subsequent changes in value using the amortized cost approach. Adoption of this guidance had no material effect on the Company's financial position or results of operations.

In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This statement defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This statement does not change which assets and liabilities are required to be recorded at fair value, but the application of this statement could change current practices in determining fair value. The Company will adopt this guidance effective January 1, 2008. The Company adoption of this guidance is not expected to have a material effect on the Company's financial position or results of operations.

In June 2006, the FASB issued FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. See Note 8 for details regarding the adoption of this pronouncement.

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Instruments." This statement eliminates an exception from the requirement to bifurcate an embedded derivative feature from beneficial interests in securitized financial assets. The Company has used this exception for investments the Company has made in securitized financial assets in the normal course of operations, and thus has not previously had to consider whether such investments contain an embedded derivative. The new requirement to identify embedded derivatives in beneficial interests will be applied on a prospective basis only to beneficial interests acquired, issued, or subject to certain remeasurement conditions after the adoption of the guidance. This statement also provides an election, on an instrument by instrument basis, to measure at fair value an entire hybrid financial instrument that contains an embedded derivative requiring bifurcation, rather than measuring only the embedded derivative on a fair value basis. If the fair value election is chosen, changes in unrealized gains and losses are reflected in the Statements of Operations. The Company adopted this guidance effective January 1, 2007. The Company's adoption of this guidance did not have a material effect on the Company's financial position or results of operations.

In November 2005, the FASB issued FSP FAS 115-1 and FAS 124-1, "The Meaning of Other-Than-Temporary Impairment and its Application to Certain Investments." This FSP provides impairment models for determining whether to record impairment losses associated with investments in certain equity and debt securities, primarily by referencing existing accounting guidance. It also requires income to be accrued on a level-yield basis following an impairment of debt securities, where reasonable estimates of the timing and amount of future cash flows can be made. The Company adopted this guidance effective January 1, 2006, and it did not have a material effect on the Company's financial position or results of operations.

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts." SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs, including deferred policy acquisition costs, valuation of business acquired and deferred sales inducements, on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights, or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by the election of a feature or coverage within a contract, and was effective for internal replacements occurring in fiscal years beginning after December 15, 2006.

The Company adopted SOP 05-1 effective January 1, 2007. The effect of initially adopting SOP 05-1 was a charge to the opening balance of retained earnings of $14.7 million before tax, $9.5 million net of taxes, which was reported as a "Cumulative effect of a change in accounting principle, net of taxes" in the Statement of Stockholder's Equity for the twelve months ended December 31, 2007.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Reclassifications

Certain amounts in the prior years have been reclassified to conform to the current year presentation.

3. INVESTMENTS

Fixed Maturities and Equity Securities:

The following tables provide additional information relating to fixed maturities and equity securities (excluding investments classified as trading) as of December 31:

                                                       2007
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
                                                  (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies                       $  105,498  $   971    $    --   $  106,469
   Obligations of U.S. states, and
     their political subdivisions        1,910      399          1        2,308
   Foreign government bonds              6,043      603         96        6,550
   Asset backed securities             131,315      305      7,984      123,636
   Commercial mortgage backed
     securities                        242,925    4,852         50      247,727
   Residential mortgage-backed
     securities                        192,304    3,144          1      195,447
   Public utilities                    136,771    1,929        752      137,948
   All other corporate bonds           512,276    6,923      3,606      515,593
                                    ----------  -------    -------   ----------
Total fixed maturities available
  for sale                          $1,329,042  $19,126    $12,490   $1,335,678
                                    ==========  =======    =======   ==========
Equity securities available for
  sale                              $   12,476  $    --    $   877   $   11,599
                                    ==========  =======    =======   ==========

                                                       2006
                                    -------------------------------------------
                                                 Gross      Gross
                                    Amortized  Unrealized Unrealized
                                      Cost       Gains      Losses   Fair Value
                                    ---------- ---------- ---------- ----------
                                                  (in thousands)
Fixed maturities available for sale
Bonds:
   U.S. Treasury securities and
     obligations of U.S.
     government corporations and
     agencies                       $   20,109  $   337     $   11   $   20,435
   Obligations of U.S. states, and
     their political subdivisions        1,973      419          1        2,391
   Foreign government bonds             10,821      836         --       11,657
   Asset backed securities             146,752    1,087        265      147,574
   Commercial mortgage backed
     securities                        160,048    2,827         29      162,846
   Residential mortgage-backed
     securities                        156,327    2,242        143      158,426
   Public utilities                    114,662    1,656        574      115,744
   All other corporate bonds           550,642    8,169      3,531      555,280
                                    ----------  -------     ------   ----------
Total fixed maturities available
  for sale                          $1,161,334  $17,573     $4,554   $1,174,353
                                    ==========  =======     ======   ==========
Equity securities available for
  sale                              $   18,487  $     9     $  152   $   18,344
                                    ==========  =======     ======   ==========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

3. INVESTMENTS (continued)

The amortized cost and fair value of fixed maturities, by contractual maturities at December 31, 2007 is shown below:

                                                           Available for sale
                                                          ---------------------
                                                          Amortized
                                                            Cost     Fair Value
                                                          ---------- ----------
                                                             (in thousands)
Due in one year or less                                   $   31,542 $   31,623
Due after one year through five years                        524,949    530,353
Due after five years through ten years                       213,077    213,276
Due after ten years                                          124,245    117,253
Commercial mortgage backed securities                        242,925    247,727
Residential mortgage-backed securities                       192,304    195,446
                                                          ---------- ----------
Total                                                     $1,329,042 $1,335,678
                                                          ========== ==========

Actual maturities may differ from contractual maturities because issuers have the right to call or prepay obligations. Asset-backed, commercial mortgage-backed, and residential mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date. The following table depicts the sources of fixed maturity proceeds and related

The following table depicts the sources of fixed maturity proceeds and related gross investment gains (losses), as well as losses on impairments of both fixed maturities and equity securities:

                                               2007        2006        2005
                                            ----------  ----------  ----------
                                                      (in thousands)
 Fixed maturities, available for sale:
 Proceeds from sales                        $2,131,667  $3,573,598  $2,155,754
 Proceeds from maturities/repayments            63,627      20,350      49,472
 Gross investment gains from sales,
   prepayments and maturities                   13,325       5,965       5,966
 Gross investment losses from sales and
   maturities                                   (4,248)    (32,082)    (17,397)

Commercial Loans

The following table provides the breakdown of the gross carrying values of commercial loans by property type as of December 31:

                                                                 2007    2006
                                                               -------  -------
                                                                (in thousands)
Commercial loans by property type
Office buildings                                               $ 5,971  $ 6,099
Retail stores                                                    3,934    3,918
Apartment complexes                                             10,912   10,692
Agricultural properties                                          7,930    8,205
Other                                                            9,924   11,932
                                                               -------  -------
   Subtotal Commercial Loans                                   $38,671  $40,846
                                                               -------  -------
Allowance for losses on collateralized loans                      (168) $     0
                                                               -------  -------
   Total Commercial Loans                                      $38,503  $40,846
                                                               =======  =======

The following table sets forth the breakdown of our commercial loan portfolio by contractual maturity as of December 31:

                                                                      2007
                                                                 --------------
                                                                 (in thousands)
Maturing in 2011                                                    $28,663
Maturing in 2013                                                      5,451
Maturing in 2016                                                      4,557
                                                                    -------
   Total Commercial Loans                                           $38,671
                                                                    =======

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

3. INVESTMENTS (continued)

Other Long-Term Investments

The following table provides information relating to other long-term investments as of December 31:

                                                                      2007
                                                                 --------------
                                                                 (in thousands)
Joint ventures and limited partnerships                             $ 2,514
Derivatives                                                          (2,644)
                                                                    -------
Total other long-term investments                                   $  (130)
                                                                    =======

                                                                      2006
                                                                 --------------
                                                                 (in thousands)
Joint ventures and limited partnerships                              $6,063
Derivatives                                                              42
                                                                     ------
Total other long-term investments                                    $6,105
                                                                     ======

Investment Income and Investment Gains and Losses

Net investment income arose from the following sources for 2007, 2006, and 2005:

                                          Year ended   Year ended   Year ended
                                         December 31, December 31, December 31,
                                             2007         2006         2005
                                         ------------ ------------ ------------
                                                     (in thousands)
Fixed maturities - available for sale      $67,273      $82,976      $ 87,920
Equity securities - available for sale       1,226        1,254           752
Policy loans                                   742          702           627
Short-term investments and cash
  equivalents                                6,345        9,937        10,495
Other                                        4,124        2,504         2,316
                                           -------      -------      --------
Gross investment income                     79,710       97,373       102,110
                                           -------      -------      --------
   Less: investment expenses                (5,085)      (9,082)       (9,229)
                                           -------      -------      --------
Net investment income                      $74,625      $88,291      $ 92,881
                                           =======      =======      ========

Realized investment (losses) gains, net including charges for other than temporary reductions in value, for year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005 were from the following sources:

                                          Year ended   Year ended   Year ended
                                         December 31, December 31, December 31,
                                             2007         2006         2005
                                         ------------ ------------ ------------
                                                     (in thousands)
 Fixed maturities                          $  9,078     $(26,155)    $(11,431)
 Equity securities - available for sale      (1,010)        (858)          --
 Derivatives                                (48,872)     (21,022)     (20,690)
 Mortgage loans                                (168)          --           --
                                           --------     --------     --------
 Realized investment gains (losses), net   $(40,972)    $(48,035)    $(32,121)
                                           ========     ========     ========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

3. INVESTMENTS (continued)

Net Unrealized Investment Gains (Losses)

Net unrealized investment gains (losses) on securities classified as "available for sale" are included in the Statements of Financial Position as a component of "Accumulated other comprehensive (loss) income." Changes in these amounts include reclassification adjustments to exclude from "Other comprehensive
(loss) income," those items that are included as part of "Net income" for a period that also had been part of "Other comprehensive (loss) income" in earlier periods. The amounts for the years ended December 31, net of tax, are as follows (in thousands):

                                                                  Deferred Policy
                                                                    Acquisition                 Accumulated Other
                                                                     Costs and     Deferred   Comprehensive Income
                                                   Net Unrealized  Valuation of   Income Tax  (Loss) Related To Net
                                                   Gains (Losses)    Business     (Liability) Unrealized Investment
                                                   on Investments    Acquired       Benefit      Gains (Losses)
                                                   -------------- --------------- ----------- ---------------------
Balance, December 31, 2004                            $ 34,321        $(2,319)     $(11,312)        $ 20,690
Net investment gains (losses) on investments
  arising during the period                            (51,100)            --            --          (51,100)
Reclassification adjustment for losses (gains)
  included in net income                                11,431             --            --           11,431
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition costs and
  valuation of business acquired                            --          3,221        12,886           16,107
                                                      --------        -------      --------         --------
Balance, December 31, 2005                              (5,348)           902         1,574           (2,872)
Net investment gains (losses) on investments
  arising during the period                             (8,789)            --            --           (8,789)
Reclassification adjustment for losses (gains)
  included in net income                                27,013             --            --           27,013
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition costs and
  valuation of business acquired                            --         (5,453)       (4,522)          (9,975)
                                                      --------        -------      --------         --------
Balance, December 31, 2006                              12,876         (4,551)       (2,948)           5,377
Net investment gains (losses) on investments
  arising during the period                            (15,184)                                      (15,184)
Reclassification adjustment for losses (gains)
  included in net income                                 8,068             --            --            8,068
Impact of net unrealized investment (gains)
  losses on deferred policy acquisition costs and
  valuation of business acquired                                        2,720         1,556            4,276
                                                      --------        -------      --------         --------
Balance, December 31, 2007                            $  5,760        $(1,831)     $ (1,392)        $  2,537

The table below presents unrealized gains (losses) on investments by asset class at December 31,

                                                       2007     2006     2005
                                                      ------  -------  -------
                                                           (in thousands)
 Fixed maturities                                     $6,637  $13,018  $(5,208)
 Equity securities, available for sale                  (877)    (142)    (140)
                                                      ------  -------  -------
 Unrealized gains (losses) on investments             $5,760  $12,876  $(5,348)
                                                      ======  =======  =======

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

3. INVESTMENTS (continued)

Duration of Gross Unrealized Loss Positions for Fixed Maturities and Equity Securities

The following table shows the fair value and gross unrealized losses aggregated by investment category and length of time that individual fixed maturities and equity securities have been in a continuous unrealized loss position, as of December 31, 2007 and 2006:

                                                                             Twelve months
                                                   Less than twelve months      or more               Total
                                                   ----------------------- ------------------ ---------------------
                                                               Unrealized   Fair   Unrealized            Unrealized
                                                   Fair Value    Losses     Value    Losses   Fair Value   Losses
                                                   ----------  ----------  ------- ---------- ---------- ----------
                                                                           (in thousands)
2007
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies             $  105,498    $   --    $    --   $   --   $  105,498  $    --
State, municipalities and political subdivisions        1,858        --         51        1        1,909        1
Foreign government bonds                                5,947        96         --       --        5,947       96
Corporate securities                                  589,861     1,706     54,827    2,653      644,688    4,359
Commercial mortgage-backed securities                 241,309        49      1,565        1      242,874       50
Asset backed securities                               123,144     7,971        189       12      123,333    7,983
Residential mortgage-backed securities                191,269        --      1,034        1      192,303        1
                                                   ----------    ------    -------   ------   ----------  -------
Total fixed maturities, available for sale         $1,258,886    $9,822    $57,666   $2,668   $1,316,552  $12,490
                                                   ==========    ======    =======   ======   ==========  =======
Total equity securities, available for sale        $   11,599    $  877    $    --   $   --   $   11,599  $   877
                                                   ==========    ======    =======   ======   ==========  =======

                                                                               Twelve months
                                                   Less than twelve months        or more                Total
                                                   ----------------------- --------------------- ---------------------
                                                               Unrealized             Unrealized            Unrealized
                                                   Fair Value    Losses    Fair Value   Losses   Fair Value   Losses
                                                   ----------  ----------  ---------- ---------- ---------- ----------
                                                                            (in thousands)
2006
U.S. Treasury securities and obligations of U.S.
  government corporations and agencies              $ 3,784      $    4     $    636    $    7    $  4,420    $   11
State, municipalities and political subdivisions         51           1           --        --          51         1
Foreign government bonds                                 --          --           --        --          --        --
Corporate securities                                 67,225         971       86,140     3,135     153,365     4,106
Commercial mortgage-backed securities                12,748          29           --        --      12,748        29
Asset backed securities                              10,918          13       10,006       252      20,924       265
Residential mortgage-backed securities                   --          --        4,112       143       4,112       143
                                                    -------      ------     --------    ------    --------    ------
Total fixed maturities, available for sale          $94,726      $1,018     $100,894    $3,537    $195,620    $4,555
                                                    =======      ======     ========    ======    ========    ======
Total equity securities, available for sale         $ 6,437      $    3     $ 11,898    $  149    $ 18,335    $  152
                                                    =======      ======     ========    ======    ========    ======

As of December 31, 2007, unrealized gains (losses) on fixed maturities and equity securities was comprised of $13.3 million of gross unrealized losses and $19.1 million of gross unrealized gains. Gross unrealized losses includes $2.7 million of gross losses that have been in such a position for twelve months or greater. Writedowns for impairments, which were deemed to be other than temporary were $980 thousand. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007.

As of December 31, 2006, unrealized gains (losses) on fixed maturities and equity securities was comprised of $4.7 million of gross unrealized losses and $17.6 million of gross unrealized gains. Gross unrealized losses includes $3.5 million of gross losses that

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

3. INVESTMENTS (continued)

have been in such a position for twelve months or greater. Writedowns for impairments, which were deemed to be other than temporary were $896 thousand. Based on a review of the above information in conjunction with other factors as outlined in our policy surrounding other than temporary impairments (see Note 2 to the Consolidated Financial Statements), we have concluded that an adjustment for other than temporary impairments for these securities was not warranted at December 31, 2007.

Securities Pledged and Special Deposits

The Company pledges investment securities it owns to unaffiliated parties through securities sold under agreements to repurchase transactions. At December 31, 2007 and 2006 there were no fixed maturities available for sale pledged to third parties.

Fixed maturities of $4.8 million and $4.8 million at December 31, 2007 and 2006, respectively, were on deposit with governmental authorities or trustees as required by certain insurance laws.

4. DEFERRED POLICY ACQUISITION COSTS

The balances of and changes in DAC as of and for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005, are as follows (in thousands):

                                                  2007        2006      2005
                                               ----------  ---------  --------
 Balance, beginning of year                    $  766,277  $ 528,899  $300,901
 Capitalization of commissions, sales and
   issue expenses                                 442,265    343,907   278,823
 Amortization                                    (156,507)  (104,438)  (51,206)
 Changes in unrealized investment gains and
   losses                                             323     (2,091)      381
 Impact of adoption of SOP 05-1                    (9,535)        --        --
                                               ----------  ---------  --------
 Balance, end of year                          $1,042,823  $ 766,277  $528,899
                                               ==========  =========  ========

5. VALUATION OF BUSINESS ACQUIRED

Details of VOBA and related interest and gross amortization for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005 is as follows (in thousands):

                                                    2007      2006      2005
                                                  --------  --------  --------
Balance, beginning of period                      $152,650  $196,023  $234,167
Amortization(1)                                    (41,260)  (50,154)  (53,400)
Interest(2)                                          7,743    10,143    12,416
Change in unrealized gains/losses                    2,397    (3,362)    2,840
Impact of adoption of SOP 05-1                      (2,964)       --        --
                                                  --------  --------  --------
Balance, end of period                            $118,566  $152,650  $196,023
                                                  ========  ========  ========
--------
(1) The average expected life of VOBA was approximately 10 years from the date of acquisition.
(2) The interest accrual rate was 5.78% for the VOBA related to the businesses acquired.

Estimated future net amortization of VOBA as of December 31, 2007 is as follows (in thousands):

 2008                                                                  $ 27,883
 2009                                                                    20,883
 2010                                                                    15,289
 2011                                                                    11,483
 2012                                                                     8,465
 2013 and thereafter                                                     34,563
                                                                       --------
 Total                                                                 $118,566
                                                                       ========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS

The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholder. The Company also issues variable annuity contracts with general and separate account options where the Company contractually guarantees to the contractholder a return of no less than (1) total deposits made to the contract less any partial withdrawals ("return of net deposits"), (2) total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"), or
(3) the highest contract value on a specified date minus any withdrawals ("contract value"). These guarantees include benefits that are payable in the event of death, annuitization or at specified dates during the accumulation period and withdrawal and income benefits payable during specified periods.

The Company also issues annuity contracts with market value adjusted investment options ("MVAs"), which provide for a return of principal plus a fixed rate of return if held to maturity, or, alternatively, a "market adjusted value" if surrendered prior to maturity. The market value adjustment may result in a gain or loss to the Company, depending on crediting rates or an indexed rate at surrender, as applicable.

The assets supporting the variable portion of both traditional variable annuities and certain variable contracts with guarantees are carried at fair value and reported as "Separate account assets" with an equivalent amount reported as "Separate account liabilities." Amounts assessed against the contract holders for mortality, administration, and other services are included within revenue in "Policy charges and fee income" and changes in liabilities for minimum guarantees are generally included in "Policyholders' benefits". In 2007 there were no gains or losses on transfers of assets from the general account to a separate account.

For those guarantees of benefits that are payable in the event of death, the net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date. For guarantees of benefits that are payable at annuitization or withdrawals, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contract holder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance. The Company's contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed may not be mutually exclusive. As of December 31, 2007 and 2006, the Company had the following guarantees associated with its contracts, by product and guarantee type:

                                              December 31, 2007           December 31, 2006
                                         --------------------------- ---------------------------
                                                            At                          At
                                                      Annuitization/              Annuitization/
                                         In the Event  Accumulation  In the Event  Accumulation
                                           of Death        (1)         of Death        (1)
                                         ------------ -------------- ------------ --------------
                                                             (in thousands)
Variable Annuity Contracts
Return of Net Deposits
Account value                            $34,423,177            N/A  $29,966,235            N/A
Net amount at risk                       $ 1,196,837            N/A  $ 1,487,636            N/A
Average attained age of contractholders   60.7 years            N/A   60.4 years            N/A

Anniversary contract value or minimum
  return
Account value                            $ 7,726,079   $ 23,836,127  $ 6,134,514   $ 16,783,019
Net amount at risk                       $   486,519   $    177,330  $   502,628   $      3,151
Average attained age of contractholders   62.3 years     59.4 years   62.2 years     58.7 years
Average period remaining until expected
  annuitization                                  N/A      4.8 years          N/A      5.6 years

--------
(1) Includes income and withdrawal benefits described herein

                                        December 31, 2007   December 31, 2006
                                       ------------------- -------------------
                                       Unadjusted Adjusted Unadjusted Adjusted
                                         Value     Value     Value     Value
                                       ---------- -------- ---------- --------
 Market value adjusted annuities
 Account value                          $950,514  $948,983  $863,803  $871,795

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

Account balances of variable annuity contracts with guarantees were invested in separate account investment options as follows:

                                                   December 31,   December 31,
                                                       2007           2006
                                                  -------------- --------------
                                                  (in thousands) (in thousands)
Equity funds                                       $16,584,770    $18,154,855
Bond funds                                           4,149,175      4,470,488
Balanced funds                                      16,108,177      8,733,521
Money market funds                                   1,943,205      1,630,531
Specialty funds                                      2,384,341      2,247,531
                                                   -----------    -----------
   Total                                           $41,169,668    $35,236,926
                                                   ===========    ===========

In addition to the above mentioned amounts invested in separate account investment options, $979.6 million and $863.8 million of account balances of variable annuity contracts with guarantees, inclusive of contracts with MVA features, were invested in general account investment options as of December 31, 2007 and 2006, respectively.

Liabilities For Guarantee Benefits

The table below summarizes the changes in general account liabilities for guarantees on variable contracts. The liabilities for guaranteed minimum death benefits ("GMDB") and guaranteed minimum income benefits ("GMIB") are included in "Future policy benefits" and the related changes in the liabilities are included in "Policyholders' benefits." Guaranteed minimum accumulation benefits ("GMAB"), guaranteed minimum withdrawal benefits ("GMWB"), and guaranteed minimum income and withdrawal benefits ("GMIWB") features are considered to be bifurcated embedded derivatives under SFAS No. 133. Changes in the fair value of these derivatives, along with any fees received or payments made relating to the derivative, are recorded in "Realized investment gains (losses), net." The liabilities for GMAB, GMWB, and GMIWB are included in "Future policy benefits." The Company maintains a portfolio of derivative investments that serve as an economic hedge of the risks of these products, for which the changes in fair value are also recorded in "Realized investment gains (losses), net." This portfolio of derivatives investments does not qualify for hedge accounting treatment under U.S. GAAP.

                                               GMWB/
                                       GMDB    GMAB    GMIWB    GMIB    Totals
                                     -------  ------  -------  ------  -------
                                                   (in thousands)
 Balance as of January 1, 2005        26,300      --       --     700   27,000
                                     -------  ------  -------  ------  -------
    Incurred guarantee benefits (1)   35,500   2,500   (3,000)  1,700   36,700
    Paid guarantee benefits          (35,800)     --       --      --  (35,800)
                                     -------  ------  -------  ------  -------
 Balance as of December 31, 2005      26,000   2,500   (3,000)  2,400   27,900
                                     =======  ======  =======  ======  =======
    Incurred guarantee benefits (1)   49,510  (3,640) (28,962)  1,948   18,857
    Paid guarantee benefits          (31,088)     --       --      --  (31,088)
                                     -------  ------  -------  ------  -------
 Balance as of December 31, 2006      44,422  (1,140) (31,962)  4,348   15,669
                                     =======  ======  =======  ======  =======
    Incurred guarantee benefits (1)   28,837   8,053  128,958  (2,025) 163,823
    Paid guarantee benefits          (30,411)     --       --      --  (30,411)
                                     -------  ------  -------  ------  -------
 Balance as of December 31, 2007      42,848   6,913   96,996   2,323  149,081
                                     =======  ======  =======  ======  =======
--------
(1) Incurred guarantee benefits include the portion of assessments established as additions to reserve as well as changes in estimates affecting the reserves. Also includes changes in the fair value of features considered to be derivatives.

The GMDB liability is determined each period end by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the death benefits in excess of the account balance. The GMIB liability is determined each period by estimating the accumulated value of a portion of the total assessments to date less the accumulated value of the projected income benefits in excess of the account balance. The portion of assessments used is chosen such that, at issue (or, in the case of acquired contracts, at the acquisition date), the present value of expected death benefits or expected income benefits in excess of the projected account balance and the portion of the present value of total expected assessments over the lifetime of the contracts are equal. The Company regularly evaluates the estimates used and adjusts the GMDB and GMIB liability

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

6. CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS (continued)

balances, with an associated charge or credit to earnings, if actual experience or other evidence suggests that earlier assumptions should be revised.

The GMAB features provide the contractholder with a guaranteed return of initial account value or an enhanced value if applicable. The most significant of the Company's GMAB features are the guaranteed return option ("GRO") features, which includes an automatic investment rebalancing element that reduces the Company's exposure to these guarantees as the rebalancing element moves investments from variable to fixed investment options when markets experience significant or prolonged declines. If the markets subsequently recover, the rebalancing element will move investments from fixed to variable investment options. The GMAB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

The GMWB feature guarantees the contractholder's ability to withdraw amounts equal to an initial principal value (the "GMWB Protected Value"), regardless of the impact of market performance on the contractholder's account value. The GMWB Protected Value is determined as of the date that the contractholder makes his/her first withdrawal under the annuity following election of GMWB. The initial GMWB Protected Value is equal to the greater of (a) the account value on the date that GMWB is elected, plus any additional purchase payments (and credits, for bonus annuities) before the date of the first withdrawal or
(b) the account value of as the date of the first withdrawal. The contractholder also has the option, after a specified period of time, to reset the GMWB Protected Value to the then-current account value, if greater.

The GMIWB features predominantly present a benefit that provides a contractholder two optional methods to receive guaranteed minimum payments over time, a "withdrawal" option or an "income" option. The withdrawal option guarantees that, upon the election of such benefit, a contract holder can withdraw an amount each year until the cumulative withdrawals reach a total guaranteed balance. The guaranteed remaining balance is generally equal to the protected value under the contract, which is initially established as the greater of: (1) the account value on the date of first withdrawal;
(2) cumulative deposits when withdrawals commence, less cumulative withdrawals plus a minimum return; or (3) the highest contract value on a specified date minus any withdrawals. The income option guarantees that a contract holder can, upon the election of this benefit, withdraw a lesser amount each year for the annuitant's life based on the total guaranteed balance. The withdrawal or income benefit can be elected by the contract holder upon issuance of an appropriate deferred variable annuity contract or at any time following contract issue prior to annuitization. Certain GMIWB features include an automatic investment rebalancing element that reduces the Company's exposure to these guarantees as the rebalancing element moves investments from variable to fixed investment options when markets experience significant or prolonged declines. If the markets subsequently recover, the rebalancing element will move investments from fixed to variable investment options. The GMIWB liability is calculated as the present value of future expected payments to customers less the present value of assessed rider fees attributable to the embedded derivative feature.

Sales Inducements

The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize deferred policy acquisition costs. These deferred sales inducements are included in "Deferred Sales Inducements" in the Company's Statements of Financial Position. The Company offers various types of sales inducements. These inducements include: (1) a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's initial deposit and (2) additional credits after a certain number of years a contract is held. Changes in deferred sales inducements are as follows:

                                                                     Sales
                                                                  Inducements
                                                                 --------------
                                                                 (in thousands)
Beginning Balance as of January 1, 2005                             $144,400
   Capitalization                                                     99,600
   Amortization                                                      (16,600)
                                                                    --------
Balance as of December 31, 2005                                      227,400
                                                                    --------
   Capitalization                                                    167,013
   Amortization                                                      (34,598)
                                                                    --------
Balance as of December 31, 2006                                      359,815
                                                                    ========
   Capitalization                                                    263,992
   Amortization                                                      (64,986)
                                                                    --------
Balance as of December 31, 2007                                     $558,821
                                                                    ========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

7. REINSURANCE

The Company cedes insurance to other insurers in order to fund the cash strain generated from commission costs on current sales and to limit its risk exposure. The Company utilizes both affiliated and unaffiliated reinsurance arrangements. On its unaffiliated arrangements, the Company uses primarily modified coinsurance reinsurance arrangements whereby the reinsurer shares in the experience of a specified book of business. These reinsurance transactions result in the Company receiving from the reinsurer an upfront ceding commission on the book of business ceded in exchange for the reinsurer receiving in the future, a percentage of the future fees generated from that book of business. Such transfer does not relieve the Company of its primary liability and, as such, failure of reinsurers to honor their obligation could result in losses to the Company. The Company reduces this risk by evaluating the financial condition and credit worthiness of reinsurers.

On its affiliated arrangements, the Company uses automatic coinsurance reinsurance arrangements. These agreements cover all significant risks under features of the policies reinsured. The Company is not relieved of its primary obligation to the policyholder as a result of these reinsurance transactions. These affiliated agreements include the reinsurance of the Company's GMWB, GMIWB, and GMAB features. These features are considered to be derivatives under SFAS No. 133, and changes in the fair value of the derivative are recognized through "Realized investment gains (losses), net." Please see Note 12 for further details around the affiliated reinsurance agreements.

The effect of reinsurance for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005, was as follows (in thousands):

                                              Unaffiliated Affiliated
                                      Gross      Ceded       Ceded       Net
                                    --------  ------------ ---------- --------
2007
Policy charges and fee income       $736,064    $(28,698)   $     --  $707,366
Realized investment (losses)
  gains, net                        $(94,469)   $     --    $ 53,497  $(40,972)
Policyholders' benefits             $ 68,212    $   (862)   $     --  $ 67,350
General, administrative and other
  expenses                          $535,947    $ (5,560)   $ (1,171) $529,216

2006
Policy charges and fee income       $586,985    $(25,690)   $     --  $561,295
Realized investment (losses)
  gains, net                        $ 31,053    $     --    $(79,088) $(48,035)
Policyholders' benefits             $101,748    $   (381)   $     --  $101,367
General, administrative and other
  expenses                          $435,721    $ (5,450)   $    (27) $430,244

2005
Policy charges and fee income       $484,645    $(28,970)   $     --  $455,675
Realized investment (losses)
  gains, net                        $ (8,326)   $     --    $(23,795) $(32,121)
Policyholders' benefits             $ 67,244    $ (4,271)   $     --  $ 62,973
General, administrative and other
  expenses                          $336,856    $ (6,211)   $     --  $330,645

The Company's Statements of Financial Position also included a reinsurance recoverable from Pruco Re of $104.1 million at December 31, 2007.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

8. INCOME TAXES

The components of income tax expense for the year ended December 31, 2007, December 31, 2006, and December 31, 2005 are as follows:

                                                       2007    2006     2005
                                                     -------  ------- --------
Current tax expense:
   U.S. and foreign                                  $     0  $    67 $     51
                                                     -------  ------- --------
   Total                                             $     0  $    67 $     51
                                                     -------  ------- --------
Deferred tax expense:
   U.S. and foreign                                  $10,056  $ 5,759 $ 45,202
   State and local                                       303      389      789
                                                     -------  ------- --------
   Total                                             $10,359  $ 6,148 $ 45,991
                                                     -------  ------- --------
Total income tax expense on income from operations   $10,359  $ 6,215 $ 46,042
Other comprehensive income (loss)                     (1,556)   4,521  (12,884)
Cumulative effect of changes in accounting policy     (6,617)       0        0
                                                     -------  ------- --------
Total income tax expense                             $ 2,186  $10,736 $ 33,158
                                                     =======  ======= ========

The income tax expense for the years ended December 31, 2007, December 31, 2006, and December 31, 2005, differs from the amount computed by applying the expected federal income tax rate of 35% to income from operations before income taxes for the following reasons:

                                                    2007      2006      2005
                                                  --------  --------  --------
                                                         (in thousands)
Expected federal income tax expense               $106,734  $ 70,676  $ 71,563
   Non taxable investment income                   (78,437)  (56,133)  (22,747)
   Tax credits                                      (7,367)   (9,463)   (4,841)
   Prior year adjustments                          (11,094)      565       899
   State income taxes, net of federal benefit          197       253       513
   Other                                               326       317       655
                                                  --------  --------  --------
   Total income tax expense                       $ 10,359  $  6,215  $ 46,042
                                                  ========  ========  ========

Deferred tax assets and liabilities at December 31, resulted from the items listed in the following table:

                                                                2007     2006
                                                              -------- --------
                                                               (in thousands)
 Deferred tax assets
    Insurance reserves                                        $318,649 $290,768
    Net operating loss carryforwards                           188,038  114,662
    Tax credit carryforwards                                    27,823   22,007
    Compensation reserves                                        6,428    8,198
    Income taxed in advance                                      4,777   15,734
    Other                                                       10,424   21,045
                                                              -------- --------
    Deferred tax assets                                       $556,139 $472,414
                                                              -------- --------
 Deferred tax liabilities
    VOBA and deferred acquisition cost                        $340,577 $250,757
    Net unrealized gains                                         2,039    4,558
    Other                                                          191      193
                                                              -------- --------
    Deferred tax liabilities                                  $342,807 $255,508
                                                              -------- --------
 Net deferred tax asset                                       $213,332 $216,906
                                                              ======== ========

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

8. INCOME TAXES (continued)

The Company's federal and state net operating loss carryforwards, totaling approximately $531 million, will expire if not used, between 2019 and 2022. The company's tax credit carryforwards, totaling approximately $28 million, will expire if not used, between 2014 and 2017.

Management believes that based on its historical pattern of taxable income, the Company will produce sufficient income in the future to realize its deferred tax assets. It is intended that the Company will join in the federal income tax return of Prudential Financial once it becomes an eligible company. A valuation allowance would be recorded in the event of a change in management's assessment of the amount of the deferred tax asset that is realizable.

On January 1, 2007, the Company adopted FIN No. 48, "Accounting for Uncertainty in Income Taxes," an Interpretation of FASB Statement No. 109. This interpretation prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that a company has taken or expects to take on a tax return. Adoption of FIN No. 48 resulted in a decrease to the Company's income tax liability and an increase to retained earnings of $1.4 million as of January 1, 2007.

The Company had no unrecognized tax benefits as of the date of adoption of FIN No. 48 and as of December 31, 2007.

The Company classifies all interest and penalties related to tax uncertainties as income tax expense. In 2007, the Company recognized nothing in the statement of operations and recognized no liabilities in the statement of financial position for tax-related interest and penalties.

The Company's liability for income taxes does not include a liability for unrecognized tax benefits, interest and penalties which relate to tax years still subject to review by the Internal Revenue Service (the Service) or other taxing jurisdictions. Audit periods remain open for review until the statute of limitations has passed. Generally, for tax years which produce net operating losses, capital losses or tax credit carryforwards (tax attributes), the statute of limitations does not close, to the extent of these tax attributes, until the tax year in which they are fully utilized. The completion of review or the expiration of the statute of limitations for a given audit period could result in an adjustment to our liability for income taxes. Any such adjustment could be material to our results of operations for any given quarterly or annual period based, in part, upon the results of operations for the given period. The Company does not anticipate any significant changes to its total unrecognized tax benefits within the next 12 months.

In August 2007, the Service issued Revenue Ruling 2007-54. Revenue Ruling 2007-54 included among other items, guidance on the methodology to be followed in calculating the dividends received deduction related to variable life insurance and annuity contracts. In September 2007, the Service released Revenue Ruling 2007-61. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54 and informed taxpayers that the U.S. Treasury Department and the Service intend to address through new regulations the issues considered in Revenue Ruling 2007-54, including the methodology to be followed in determining the dividends received deduction related to variable life insurance and annuity contracts. These activities had no impact on the Company's 2007 results.

In January 2007, the Service began an examination of tax years 2004 through 2006. For tax year 2007, the Company participated in the Service's new Compliance Assurance Program (CAP). Under CAP, the Service assigns an examination team to review completed transactions contemporaneously during the 2007 tax year in order to reach agreement with the Company on how they should be reported in the tax return. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner before the tax return is filed It is management's expectation this new program will significantly shorten the time period between the Company's filing of its federal income tax return and the Service's completion of its examination of the return.

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is required to prepare statutory financial statements in accordance with accounting practices prescribed or permitted by the State of Connecticut Insurance Department. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. Statutory accounting practices primarily differ from U.S. GAAP by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions and valuing investments, deferred taxes, and certain assets on a different basis.

Statutory net income (loss) of the Company amounted to $106.0 million, $110.2 million, and $(31.4) million, for the years ended December 31, 2007, 2006, and 2005, respectively. Statutory surplus of the Company amounted to $438.3 million and $327.2 million at December 31, 2007 and 2006, respectively.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

9. STATUTORY NET INCOME AND SURPLUS AND DIVIDEND RESTRICTIONS (continued)

Without prior approval of its domiciliary commissioner, dividends to shareholders are limited by the laws of the Company's state of incorporation, Connecticut. The State of Connecticut restricts dividend payments to the greater of 10% of the prior year's surplus or net gain from operations from the prior year. Net gain from operations is defined as income after taxes but prior to realized capital gains, as reported on the Summary of Operations. Based on 2007 earnings, there is capacity to pay a dividend of $105.0 million without prior approval in 2008.

10. FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values presented below have been determined using available market information and by applying valuation methodologies. Considerable judgment is applied in interpreting data to develop the estimates of fair value. These fair values may not be realized in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a material effect on the fair values. The methods and assumptions discussed below were used in calculating the fair values of the instruments.

Fixed maturities and Equity securities

The fair values of public fixed maturity securities are based on quoted market prices or estimates from independent pricing services. However, for investments in private placement fixed maturity securities, this information is not available. For these private investments, the fair value is determined typically by using a discounted cash flow model, which considers current market credit spreads for publicly traded issues with similar terms by companies of comparable credit quality, and an additional spread component for the reduced liquidity associated with private placements. This additional spread component is determined based on surveys of various third party financial institutions. Historically, changes in estimated future cash flows or the assessment of an issuer's credit quality have been the more significant factors in determining fair values. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the security.

Commercial Loans

The fair value of commercial loans, other than those held by the Company's commercial mortgage operations, is primarily based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, and adjusted for the current market spread for similar quality loans.

The fair value of commercial loans held by the Company's commercial mortgage operations is based upon various factors, including the terms of the loans, the intended exit strategy for the loans based upon either a securitization pricing model or commitments from investors, prevailing interest rates, and credit risk.

The carrying amount approximates or equals fair value for the following instruments: fixed maturities, equity securities, policy loans, trading securities, short-term investments, cash and cash equivalents, separate account assets and liabilities, and long-term and short-term borrowing.

The following table discloses the carrying amounts and estimated fair values of the Company's financial instruments at December 31:

                                     2007                       2006
                          -------------------------- --------------------------
                                         Estimated                  Estimated
                          Carrying Value Fair Value  Carrying Value Fair Value
                          -------------- ----------- -------------- -----------
                                             (in thousands)
 Financial assets:
    Fixed maturities       $ 1,335,678   $ 1,335,678  $ 1,174,353   $ 1,174,353
    Trading securities          16,314        16,314       18,144        18,144
    Equity securities           11,599        11,599       18,344        18,344
    Commercial Loans            38,503        39,514       40,846        41,104
    Policy loans                12,965        12,965       12,638        12,638
    Short-term
      investments              143,966       143,966       60,872        60,872
    Cash and cash
      equivalents                  697           697          664           664
    Separate account
      assets                41,538,366    41,538,366   35,608,409    35,608,409

 Financial liabilities:
    Short-term borrowing   $   195,280   $   195,280  $   159,546   $   159,546
    Long-term borrowing        680,000       680,000      405,000       405,000
    Separate account
      liabilities           41,538,366    41,538,366   35,608,409    35,608,409

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

11. CONTINGENT LIABILITIES AND LITIGATION

Contingent Liabilities

On an ongoing basis, our internal supervisory and control functions review the quality of our sales, marketing, administration and servicing, and other customer interface procedures and practices and may recommend modifications or enhancements. From time to time, this review process results in the discovery of administration, servicing or other errors, including errors relating to the timing or amount of payments or contract values due to customers. In certain cases, if appropriate, we may offer customers appropriate remediation and may incur charges, including the costs of such remediation, administrative costs and regulatory fines.

Litigation and Regulatory Matters

The Company is subject to legal and regulatory actions in the ordinary course of our businesses, including class action lawsuits. Our pending legal and regulatory actions include proceedings specific to the Company and proceedings generally applicable to business practices in the industry in which we operate. We are subject to class action lawsuits and other litigation alleging, among other things, that we made improper or inadequate disclosures in connection with the sale of annuity products or charged excessive or impermissible fees on these products, recommended unsuitable products to customers, mishandled customer accounts or breached fiduciary duties to customers. We are also subject to litigation arising out of our general business activities, such as our investments and contracts, and could be exposed to claims or litigation concerning certain business or process patents. Regulatory authorities from time to time make inquiries and conduct investigations and examinations relating particularly to us and our products. In addition, we, along with other participants in the business in which we engage, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus. In some of our pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of a litigation or regulatory matter, and the amount or range of potential loss at any particular time, is inherently uncertain. The following is a summary of certain pending proceedings:

The Company has commenced a remediation program to correct errors in the administration of approximately 11,000 annuity contracts issued by the Company. The owners of these contracts did not receive notification that the contracts were approaching or past their designated annuitization date or default annuitization date (both dates referred to as the "contractual annuity date") and the contracts were not annuitized at their contractual annuity dates. Some of these contracts also were affected by data integrity errors resulting in incorrect contractual annuity dates. The lack of notice and the data integrity errors, as reflected on the annuities administrative system, all occurred before the Acquisition. The remediation and administrative costs of the remediation program are subject to the indemnification provisions of the Acquisition Agreement.

Commencing in 2003, the Company received formal requests for information from the SEC and the New York Attorney General ("NYAG") relating to market timing in variable annuities by the Company and certain affiliated companies. In connection with these investigations, with the approval of Skandia an offer was made by the Company to the authorities investigating its companies, the SEC and NYAG, to settle these matters by paying restitution and a civil penalty of $95 million in the aggregate. While not assured, the Company believes these discussions are likely to lead to settlements with these authorities by it or its affiliates. Any regulatory settlement involving the Company and certain affiliates would be subject to the indemnification provisions of the Acquisition Agreement pursuant to which Prudential Financial purchased the Company and certain affiliates in May 2003 from Skandia. If achieved, settlement of the matters relating to the Company and certain affiliates also could involve continuing monitoring, changes to and/or supervision of business practices, findings that may adversely affect existing or cause additional litigation, adverse publicity and other adverse impacts to the Company's businesses.

During the third quarter of 2004, the Company identified a system-generated calculation error in its annuity contract administration system that existed prior to the Acquisition. This error related to the calculation of amounts due to customers for certain transactions subject to a market value adjustment upon the surrender or transfer of monies out of their annuity contract's fixed allocation options. The error resulted in an underpayment to policyholders, as well as additional anticipated costs to the Company associated with remediation, breakage and other costs. The Company's consultants have developed the systems functionality to compute remediation amounts and are in the process of running the computations on affected contracts. The Company contacted state insurance regulators and commenced Phase I of its outreach to customers on November 12, 2007. The Company has advised Skandia that a portion of the remediation and related administrative costs are subject to the indemnification provisions of the Acquisition Agreement.

From January 2006 to May 2007, thirty complaints were filed in 17th Judicial Circuit Court, Broward County, Florida alleging misrepresentations in the sale of annuities against the Company and in certain of the cases the two brokers who sold the annuities. The complaints allege that the brokers represented that any losses in the annuities would be insured or paid by a state guaranty fund and purport to state claims of breach of fiduciary duty, negligence, fraud, fraudulent inducement, negligent misrepresentation and seek damages in unspecified amounts but in excess of $15,000 per case. The matter is subject to the indemnification provisions of the Acquisition Agreement.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

11. CONTINGENT LIABILITIES AND LITIGATION (continued)

The Company's litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, the outcomes cannot be predicted. It is possible that the results of operations or the cash flow of the Company in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company's litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on our financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on our financial position.

It should be noted that the judgments, settlements and expenses associated with many of these lawsuits, administrative and regulatory matters, and contingencies, including certain claims described above, may, in whole or in part, after satisfaction of certain retention requirements, fall within Skandia's indemnification obligations to Prudential Financial and its subsidiaries under the terms of the Acquisition Agreement. Those obligations of Skandia provide for indemnification of certain judgments, settlements, and costs and expenses associated with lawsuits and other claims against the Company ("matters"), and apply only to matters, or groups of related matters, for which the costs and expenses exceed $25,000 individually. Additionally, those obligations only apply to such otherwise indemnifiable losses that exceed $10 million in the aggregate, subject to reduction for insurance proceeds, certain accruals and any realized tax benefit applicable to such amounts, and those obligations do not apply to the extent that such aggregate exceeds $1 billion. We are in discussions with Skandia regarding the satisfaction of the $10 million deductible.

12. RELATED PARTY TRANSACTIONS

In addition to the following related party transactions, the Company has extensive transactions and relationships with PAI and other affiliates. It is possible that the terms of these transactions are not the same as those that would result from transactions among unrelated parties.

Affiliated Asset Management Fee Income

In accordance with an agreement with ASISI, the Company receives fee income calculated on contractholder separate account balances invested in the Advanced Series Trust. Income received from ASISI related to this agreement was $178.5 million, $121.9 million, and $82.3 million, for the year ended December 31 2007, year ended December 31, 2006, and year ended December 31, 2005, respectively. These revenues are recorded as "Asset management fees" in the Statements of Operations and Comprehensive Income.

Cost Allocation Agreements with Affiliates

Certain operating costs (including rental of office space, furniture, and equipment) have been charged to the Company at cost by Prudential Annuities Information Services and Technology Corporation ("PAIST"), formerly known as American Skandia Information Services and Technology Corporation, an affiliated company. PALAC signed a written service agreement with PAIST for these services executed and approved by the Connecticut Insurance Department in 1995. This agreement automatically continues in effect from year to year and may be terminated by either party upon 30 days written notice.

Allocated lease expense was $5.3 million, $6.5 million, and $8.6 million, for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005, respectively. Allocated sub-lease rental income, recorded as a reduction to lease expense, was $3.9 million, $3.1 million, and $2.5 million, for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005, respectively. Assuming that the written service agreement between PALAC and PAIST continues indefinitely, PALAC's allocated future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2007 are as follows (in thousands):

                                                               Lease  Sub-Lease
                                                              ------- ---------
 2008                                                         $ 8,603  $ 3,895
 2009                                                           8,565    3,296
 2010                                                           8,377    3,126
 2011                                                           8,377    3,015
 2012                                                           7,377    1,231
 2013 and thereafter                                           11,532    1,069
                                                              -------  -------
 Total                                                        $52,831  $15,632
                                                              =======  =======

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

12. RELATED PARTY TRANSACTIONS (continued)

The Company pays commissions and certain other fees to PAD in consideration for PAD's marketing and underwriting of the Company's products, which commissions and fees are paid by PAD to unaffiliated broker-dealers who sell the Company's products. Commissions and fees paid by the Company to PAD during the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005 were $498.1 million, $384.4 million, and $312.3 million, respectively.

Reinsurance Agreements

During 2007, the Company amended the reinsurance agreements it entered into in 2005 covering its Lifetime Five benefit ("LT5"). The coinsurance agreement entered into with The Prudential Insurance Company of America ("Prudential Insurance") in 2005 provided for the 100% reinsurance of its LT5 feature sold on new business prior to May 6, 2005. This agreement was recaptured effective August 1, 2007. Effective July 1, 2005, the Company entered into a coinsurance agreement with Pruco Reinsurance, Ltd. ("Pruco Re") providing for the 100% reinsurance of its LT5 feature sold on new business after May 5, 2005 as well as for riders issued on or after March 15, 2005 forward on business in-force before March 15, 2005. This agreement was amended effective August 1, 2007 to include the reinsurance of business sold prior to May 6, 2005 that was previously reinsured to Prudential Insurance. Fees ceded under these agreements, included in "Realized investments (losses) gains, net" on the financial statements, were $38.3 million, $20.8 million, and $3.8 million for 2007, 2006, and 2005, respectively.

Effective November 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Highest Daily Lifetime Five benefit ("HDLT5") feature. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $7.9 million as of December 31, 2007 and $42 thousand as of December 2006.

Effective March 20, 2006, the Company entered into a new coinsurance agreement with Pruco Re providing for the 100% reinsurance of its Spousal Lifetime Five benefit ("SLT5") feature. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $9.5 million as of December 31, 2007 and $2.0 million as of December 2006.

During 2004, the Company entered into two reinsurance agreements with affiliates as part of our risk management and capital management strategies. We entered into a 100% coinsurance agreement with Prudential Insurance providing for the reinsurance of its guaranteed minimum withdrawal benefit feature ("GMWB"). Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $3.5 million, $3.1 million, and $2.4 million for 2007, 2006, and 2005, respectively. The Company also entered into a 100% coinsurance agreement with Pruco Re providing for the reinsurance of its guaranteed return option ("GRO"). In prior years, the Company entered into reinsurance agreements to provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. Fees ceded on this agreement, included in "Realized investments (losses) gains, net" on the financial statements, were $23.5 million, $19.1 million, and $16.2 million for 2007, 2006, and 2005, respectively.

Debt Agreements

Short-term and Long-term borrowings

On December 31, 2007 the Company entered into a $350 million loan with Prudential Funding LLC. This loan had an interest rate of 5.47%. The loan was subsequently rolled over on January 11, 2008 as a PFI loan with a new interest rate of 5.26% and new maturity date of January 15, 2013. Accrued interest payable was $53 thousand as of December 31, 2007.

On December 14, 2006, the Company entered into a $300 million loan with Prudential Financial. This loan has an interest rate of 5.18% and matures on December 14, 2011. The total related interest expense to the Company was $15.6 million as of December 31, 2007. Accrued interest payable was $777 thousand as of December 31, 2007 and $734 thousand as of December 31, 2006.

On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan has an interest rate of 5.52% and matures on March 11, 2008. The total related interest expense to the Company was $1.8 million for the year ended December 31, 2007 and $1.6 million for the year ended
December 31, 2006. Accrued interest payable was and $101 thousand as of December 31, 2007 and $96 thousand as of December 31, 2006.

On March 12, 2004, the Company entered into a $45 million loan with Prudential Funding LLC. This loan had an interest rate of 2.78% and matured on March 10, 2005. The loan was subsequently rolled over with a new interest rate of 5.67% and new maturity date of March 12, 2007. Interest paid related to these borrowings was $503 thousand for the year ended December 31, 2007, $2.4 million for the year ended December 31, 2006, $1.6 million for the year ended
December 31, 2005 and $248 thousand for the year ended December 31, 2004. Accrued interest payable was $142 thousand as of December 31, 2006.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

12. RELATED PARTY TRANSACTIONS (continued)

On March 10, 2005, the Company entered into a $30 million loan with Prudential Funding, LLC. This loan had an interest rate of 5.67% and matured on March 12, 2007. The total related interest expense to the Company was $336 thousand for the year ended December 31, 2007 and $1.6 million for the year ended
December 31, 2006. Accrued interest payable was $95 thousand as of December 31, 2006.

On May 1, 2004, the Company entered into a $500 million credit facility agreement with Prudential Funding LLC. Effective December 1, 2004, the credit facility agreement was increased to $750 million. Interest paid related to these borrowings was $2.8 million, $8.7 million, $1.7 million, and $678 thousand for the year ended December 31, 2007, December 31, 2006, December 31, 2005, and December 31, 2004, respectively. As of December 31, 2007 and 2006, $195.3 million and $159.5 million, respectively, was outstanding under this credit facility. Accrued interest payable was $824 thousand and $515 thousand as of December 31, 2007 and 2006, respectively.

Future fees payable to PAI

In a series of transactions with PAI, the Company sold certain rights to receive a portion of future fees and contract charges expected to be realized on designated blocks of deferred annuity contracts.

The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

In connection with these sales, PAI through special purpose trusts, issued collateralized notes in private placements, which were secured by the rights to receive future fees and charges purchased from the Company. As part of the Acquisition, the notes issued by PAI were repaid.

Under the terms of the securitization purchase agreements, the rights sold provide for PAI to receive a percentage (60%, 80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (generally 6 to 8 years). As a result of purchase accounting, the liability was reduced to reflect the discounted estimated future payments to be made and has been subsequently reduced by amortization according to a revised schedule. If actual mortality and expense charges and contingent deferred sales charges are less than those projected in the original amortization schedules, calculated on a transaction by transaction basis, PAI has no recourse against the Company.

The Company has determined, using assumptions for lapses, mortality, free withdrawals and a long-term fund growth rate of 8% on the Company's assets under management, that the discounted estimated future payments to PAI would be $14.2 million and $56.2 million as of December 31, 2007 and 2006, respectively.

Payments, representing fees and charges in the aggregate amount, respectively of $46.7 million, $74.8 million, $96.6 million, were made by the Company to PAI during the year ended December 31 2007, year ended December 31, 2006 and year ended December 31, 2005. Related expense of $10.4 million, $10.1 million and $9.2 million, respectively has been included in the Statements of Operations and Comprehensive Income for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31, 2005.

The Commissioner of the State of Connecticut has approved the transfer of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to restrict the payments due to PAI, into a restricted account, under the Purchase Agreement subject to certain terms and conditions.

The present values of the transactions that are still active as of 12/31/2007 as of the respective effective date were as follows (dollars in thousands):

             Closing    Effective     Contract Issue     Discount    Present
Transaction    Date        Date           Period           Rate       Value
----------- ----------  ----------  ------------------  ----------  ----------
 2000-1       3/22/00     2/1/00     8/1/99 - 1/31/00         7.5%     169,459
 2000-2       7/18/00     6/1/00     2/1/00 - 4/30/00        7.25%      92,399
 2000-3       1/18/01    12/1/00     5/1/00 - 10/31/00       7.25%     107,138
 2000-4      12/28/00    12/1/00     1/1/98 - 10/31/00       7.25%     107,291
 2002-1       4/12/02     3/1/02    11/1/00 - 12/31/01        6.0%     101,713

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

12. RELATED PARTY TRANSACTIONS (continued)

Future amortization of future fees payable to PAI as of December 31, 2007, according to a revised amortization schedule, are as follows (in thousands):

 Year                                                                   Amount
 ----                                                                   -------
 2008                                                                   $11,421
 2009                                                                       750
                                                                        -------
 Total                                                                  $12,171
                                                                        =======

13. LEASES

The Company entered into an eleven-year lease agreement for office space in Westminster, Colorado, effective January 1, 2001. Lease expense for the year ended December 31, 2007, year ended December 31, 2006, and year ended
December 31 2005, was $4.0 million, $3.3 million, and $3.0 million, respectively. Sub-lease rental income was $1.0 million, $635 thousand, and $405 thousand for the year ended December 31, 2007, year ended December 31, 2006, and year ended December 31 2005. Future minimum lease payments and sub-lease receipts per year and in aggregate as of December 31, 2007 are as follows (in thousands):

                                                               Lease  Sub-Lease
                                                              ------- ---------
 2008                                                         $ 3,491  $1,462
 2009                                                           3,492   1,210
 2010                                                           3,492   1,242
 2011                                                           3,201   1,270
 2012                                                               0       0
 2013 and thereafter                                                0       0
                                                              -------  ------
 Total                                                        $13,676  $5,184
                                                              =======  ======

14. EMPLOYEE BENEFITS

The Company's employees are covered by funded non-contributory defined benefit pension plans of Prudential Insurance. Prudential Insurance also has several non-funded non-contributory defined benefit plans covering certain executives. Benefits for transitioned former employees of the Company are based on a notional account balance that takes into consideration age, service and salary during their careers. Prudential Insurance's funding policy is to contribute annually an amount necessary to satisfy the Internal Revenue Code contribution guidelines, but no contributions have been required in recent years.

The Company has no legal obligation for benefits under these plans.

Substantially all of the Company's employees may become eligible to receive postretirement benefits under Prudential Insurance plans if they retire after age 55 with at least 10 years of service. These benefits are funded as considered necessary.

Postretirement benefits are accounted for in accordance with SFAS No. 158, Employers Accounting for Defined Benefit Pension and Other Postretirement Plans.

The Company's share of net expense for the pension plans was $3.9 million, $4.3 million and $3.1 million for the twelve months ended December 31, 2007, twelve months ended December 31, 2006, and twelve months ended December 31, 2005, respectively.

Prudential Insurance sponsors voluntary savings plan for the Company's employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions by the Company of up to 4% of annual salary. The expense charged the Company for the matching contribution to the plans was $1.9 million, $1.5 million, and $1.4 million in 2007, 2006, and 2005, respectively.

15. CONTRACT WITHDRAWAL PROVISIONS

Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contract holders at market value or with market value adjustment. Separate account assets, which are carried at fair value, are adequate to pay such withdrawals, which are generally subject to surrender charges ranging from 9% to 1% for contracts held less than 10 years.

Prudential Annuities Life Assurance Corporation
Notes to Financial Statements

16. QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The unaudited quarterly results of operations for the years ended December 31, 2007 and 2006 are summarized in the table below:

                                                 Three months ended
                                     ------------------------------------------
                                     March 31 June 30  September 30 December 31
                                     -------- -------- ------------ -----------
                                                   (in thousands)
 2007
 Total revenues                      $229,508 $246,402   $247,236    $270,462
 Total benefits and expenses          168,875  181,004    148,166     190,609
 Income (loss) from operations
   before income taxes and
   cumulative effect of accounting
   change                              60,633   65,398     99,070      79,853
 Net income (loss)                   $ 52,033 $ 66,211   $ 89,735    $ 86,616

                                                 Three months ended
                                     ------------------------------------------
                                     March 31 June 30  September 30 December 31
                                     -------- -------- ------------ -----------
                                                   (in thousands)
 2006
 Total revenues                      $178,823 $191,201   $217,304    $223,352
 Total benefits and expenses          136,437  134,426    169,589     168,295
 Income (loss) from operations
   before income taxes and
   cumulative effect of accounting
   change                              42,386   56,775     47,715      55,057
 Net income (loss)                   $ 37,555 $ 54,551   $ 41,170    $ 62,441

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                          SUBACCOUNTS
                                           --------------------------------------------------------------------------
                                                                           AST American  AST American
                                                  AST        AST T. Rowe     Century       Century
                                           AllianceBernstein Price Large-    Income &     Strategic      AST Money
                                            Growth & Income   Cap Growth      Growth      Allocation      Market
                                               Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
                                           ----------------- ------------  ------------  ------------  --------------
ASSETS
  Investment in the portfolios, at value..  $1,903,008,754   $412,631,001  $292,154,087  $191,018,068  $1,920,245,372
                                            --------------   ------------  ------------  ------------  --------------
  Net Assets..............................  $1,903,008,754   $412,631,001  $292,154,087  $191,018,068  $1,920,245,372
                                            ==============   ============  ============  ============  ==============

NET ASSETS, representing:
  Accumulation units......................  $1,903,008,754   $412,631,001  $292,154,087  $191,018,068  $1,920,245,372
                                            --------------   ------------  ------------  ------------  --------------
                                            $1,903,008,754   $412,631,001  $292,154,087  $191,018,068  $1,920,245,372
                                            ==============   ============  ============  ============  ==============

  Units outstanding.......................     100,698,285     33,935,991    18,554,889    12,598,695     161,788,166
                                            ==============   ============  ============  ============  ==============

  Portfolio shares held...................      80,567,686     35,147,445    18,983,371    12,460,409   1,920,245,371
  Portfolio net asset value per share.....  $        23.62   $      11.74  $      15.39  $      15.33  $         1.00
  Investment in portfolio shares, at cost.  $1,538,402,174   $349,764,788  $242,530,260  $170,917,320  $1,920,245,372

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                          SUBACCOUNTS
                                           --------------------------------------------------------------------------
                                                                           AST American  AST American
                                                  AST        AST T. Rowe     Century       Century
                                           AllianceBernstein Price Large-    Income &     Strategic      AST Money
                                            Growth & Income   Cap Growth      Growth      Allocation      Market
                                               Portfolio      Portfolio     Portfolio     Portfolio      Portfolio
                                           ----------------- ------------  ------------  ------------  --------------
INVESTMENT INCOME
  Dividend income.........................  $   18,579,317   $    499,209  $  5,689,438  $  3,186,095  $   92,748,204
                                            --------------   ------------  ------------  ------------  --------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      36,283,899      6,700,067     5,410,130     2,853,323      30,506,605
                                            --------------   ------------  ------------  ------------  --------------

NET INVESTMENT INCOME (LOSS)..............     (17,704,582)    (6,200,858)      279,308       332,772      62,241,599
                                            --------------   ------------  ------------  ------------  --------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....      61,979,608              0             0     8,573,630               0
  Realized gain (loss) on shares
   redeemed...............................     205,486,914     15,546,208    33,228,197    10,418,660               0
  Net change in unrealized gain (loss) on
   investments............................    (179,786,786)     8,833,754   (38,308,671)   (7,383,339)              0
                                            --------------   ------------  ------------  ------------  --------------

NET GAIN (LOSS) ON
   INVESTMENTS............................      87,679,736     24,379,962    (5,080,474)   11,608,951               0
                                            --------------   ------------  ------------  ------------  --------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................  $   69,975,154   $ 18,179,104  $ (4,801,166) $ 11,941,723  $   62,241,599
                                            ==============   ============  ============  ============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A1

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                                AST                                        AST
                  AST UBS      AST DeAm      Neuberger     AST DeAm                     Federated
 AST Cohen &      Dynamic      Large-Cap   Berman Small-   Small-Cap                    Aggressive
Steers Realty      Alpha         Value      Cap Growth       Value        AST High        Growth       AST Mid-Cap
  Portfolio      Portfolio     Portfolio     Portfolio     Portfolio   Yield Portfolio  Portfolio    Value Portfolio
-------------  ------------  ------------  ------------- ------------  --------------- ------------  ---------------
$ 249,537,967  $391,123,904  $284,269,989  $197,276,964  $ 71,379,944   $380,466,535   $462,627,358   $111,950,360
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------
$ 249,537,967  $391,123,904  $284,269,989  $197,276,964  $ 71,379,944   $380,466,535   $462,627,358   $111,950,360
=============  ============  ============  ============  ============   ============   ============   ============

$ 249,537,967  $391,123,904  $284,269,989  $197,276,964  $ 71,379,944   $380,466,535   $462,627,358   $111,950,360
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------
$ 249,537,967  $391,123,904  $284,269,989  $197,276,964  $ 71,379,944   $380,466,535   $462,627,358   $111,950,360
=============  ============  ============  ============  ============   ============   ============   ============

   10,854,854    28,098,154    17,719,513    15,777,446     5,256,032     24,063,690     25,503,060      7,636,631
=============  ============  ============  ============  ============   ============   ============   ============

   20,588,941    28,404,060    22,632,961    18,402,701     7,843,950     49,092,456     40,054,317      9,282,783
$       12.12  $      13.77  $      12.56  $      10.72  $       9.10   $       7.75   $      11.55   $      12.06
$ 335,779,401  $370,442,996  $294,016,063  $142,177,065  $ 92,726,458   $402,713,688   $415,856,892   $108,441,014

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                                                AST                                        AST
                  AST UBS      AST DeAm      Neuberger     AST DeAm                     Federated
 AST Cohen &      Dynamic      Large-Cap   Berman Small-   Small-Cap                    Aggressive
Steers Realty      Alpha         Value      Cap Growth       Value        AST High        Growth       AST Mid-Cap
  Portfolio      Portfolio     Portfolio     Portfolio     Portfolio   Yield Portfolio  Portfolio    Value Portfolio
-------------  ------------  ------------  ------------- ------------  --------------- ------------  ---------------
$  11,883,249  $  2,931,623  $  3,261,876  $          0  $    760,492   $ 39,269,843   $          0   $    391,224
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------


    6,671,169     4,525,746     5,623,831     2,894,604     1,674,541      7,004,873      8,876,442      2,101,400
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------

    5,212,080    (1,594,123)   (2,361,955)   (2,894,604)     (914,049)    32,264,970     (8,876,442)    (1,710,176)
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------


   57,495,321             0    20,764,434             0    11,775,750              0     43,708,510      2,960,211

   70,759,071    10,478,546    31,996,682    18,259,056       565,112     15,388,911     31,725,418     10,234,600

 (217,246,755)  (15,562,553)  (52,808,883)   14,724,170   (31,427,929)   (42,645,431)   (25,417,898)    (8,757,874)
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------

  (88,992,363)   (5,084,007)      (47,767)   32,983,226   (19,087,067)   (27,256,520)    50,016,030      4,436,937
-------------  ------------  ------------  ------------  ------------   ------------   ------------   ------------

$ (83,780,283) $ (6,678,130) $ (2,409,722) $ 30,088,622  $(20,001,116)  $  5,008,450   $ 41,139,588   $  2,726,761
=============  ============  ============  ============  ============   ============   ============   ============

  The accompanying notes are an integral part of these financial statements.

                                      A2

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                        SUBACCOUNTS
                                           ---------------------------------------------------------------------
                                                          AST Goldman
                                                             Sachs       AST Goldman  AST Goldman
                                             AST Small-   Concentrated   Sachs Mid-   Sachs Small-   AST Large-
                                             Cap Value       Growth      Cap Growth    Cap Value     Cap Value
                                             Portfolio     Portfolio      Portfolio    Portfolio     Portfolio
                                           -------------  ------------  ------------  ------------  ------------
ASSETS
  Investment in the portfolios, at value.. $ 775,320,844  $558,899,934  $307,676,958  $144,928,908  $581,478,708
                                           -------------  ------------  ------------  ------------  ------------
  Net Assets.............................. $ 775,320,844  $558,899,934  $307,676,958  $144,928,908  $581,478,708
                                           =============  ============  ============  ============  ============

NET ASSETS, representing:
  Accumulation units...................... $ 775,320,844  $558,899,934  $307,676,958  $144,928,908  $581,478,708
                                           -------------  ------------  ------------  ------------  ------------
                                           $ 775,320,844  $558,899,934  $307,676,958  $144,928,908  $581,478,708
                                           =============  ============  ============  ============  ============

  Units outstanding.......................    42,346,830    23,248,044    31,877,979     6,019,044    33,133,629
                                           =============  ============  ============  ============  ============

  Portfolio shares held...................    54,948,323    20,061,017    52,504,600    12,365,947    30,979,153
  Portfolio net asset value per share..... $       14.11  $      27.86  $       5.86  $      11.72  $      18.77
  Investment in portfolio shares, at cost. $ 827,041,788  $378,192,870  $240,530,434  $184,746,545  $473,692,438

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                        SUBACCOUNTS
                                           ---------------------------------------------------------------------
                                                          AST Goldman
                                                             Sachs       AST Goldman  AST Goldman
                                             AST Small-   Concentrated   Sachs Mid-   Sachs Small-   AST Large-
                                             Cap Value       Growth      Cap Growth    Cap Value     Cap Value
                                             Portfolio     Portfolio      Portfolio    Portfolio     Portfolio
                                           -------------  ------------  ------------  ------------  ------------
INVESTMENT INCOME
  Dividend income......................... $   7,866,244  $          0  $          0  $  1,082,384  $  7,069,631
                                           -------------  ------------  ------------  ------------  ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............    15,381,138     8,679,853     5,668,398     2,695,047    10,733,993
                                           -------------  ------------  ------------  ------------  ------------

NET INVESTMENT INCOME (LOSS)..............    (7,514,894)   (8,679,853)   (5,668,398)   (1,612,663)   (3,664,362)
                                           -------------  ------------  ------------  ------------  ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....    87,320,424             0             0    45,242,043    16,352,550
  Realized gain (loss) on shares
   redeemed...............................    30,944,371    53,368,886    30,817,137    15,544,218    47,974,576
  Net change in unrealized gain (loss) on
   investments............................  (170,942,010)   25,650,999    23,794,436   (68,565,413)  (88,823,133)
                                           -------------  ------------  ------------  ------------  ------------

NET GAIN (LOSS) ON
   INVESTMENTS............................   (52,677,215)   79,019,885    54,611,573    (7,779,152)  (24,496,007)
                                           -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $ (60,192,109) $ 70,340,032  $ 48,943,175  $ (9,391,815) $(28,160,369)
                                           =============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A3

                                                SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
                                                 AST            AST
  AST Lord      AST Marsico                   Neuberger      Neuberger                       AST PIMCO
Abbett Bond-      Capital        AST MFS     Berman Mid-    Berman Mid-                       Limited       AST PIMCO
 Debenture        Growth         Growth      Cap Growth      Cap Value     AST Small-Cap   Maturity Bond   Total Return
 Portfolio       Portfolio      Portfolio     Portfolio      Portfolio    Growth Portfolio   Portfolio    Bond Portfolio
------------  --------------  ------------  ------------  --------------  ---------------- -------------- --------------
$494,617,468  $2,388,547,340  $394,445,179  $696,088,365  $  967,175,672    $157,937,574   $1,209,317,130 $1,562,280,077
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------
$494,617,468  $2,388,547,340  $394,445,179  $696,088,365  $  967,175,672    $157,937,574   $1,209,317,130 $1,562,280,077
============  ==============  ============  ============  ==============    ============   ============== ==============

$494,617,468  $2,388,547,340  $394,445,179  $696,088,365  $  967,175,672    $157,937,574   $1,209,317,130 $1,562,280,077
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------
$494,617,468  $2,388,547,340  $394,445,179  $696,088,365  $  967,175,672    $157,937,574   $1,209,317,130 $1,562,280,077
============  ==============  ============  ============  ==============    ============   ============== ==============

  35,946,281     143,872,257    36,835,941    29,930,663      39,786,261       9,715,533       98,431,059    105,807,761
============  ==============  ============  ============  ==============    ============   ============== ==============

  42,676,227     101,770,231    36,387,931    30,923,517      57,297,136       9,166,429      106,453,973    129,114,055
$      11.59  $        23.47  $      10.84  $      22.51  $        16.88    $      17.23   $        11.36 $        12.10
$492,072,451  $1,747,628,799  $258,433,145  $544,933,065  $1,048,641,077    $137,454,710   $1,180,221,609 $1,504,333,313

                                                SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
                                                 AST            AST
  AST Lord      AST Marsico                   Neuberger      Neuberger                       AST PIMCO
Abbett Bond-      Capital        AST MFS     Berman Mid-    Berman Mid-                       Limited       AST PIMCO
 Debenture        Growth         Growth      Cap Growth      Cap Value     AST Small-Cap   Maturity Bond   Total Return
 Portfolio       Portfolio      Portfolio     Portfolio      Portfolio    Growth Portfolio   Portfolio    Bond Portfolio
------------  --------------  ------------  ------------  --------------  ---------------- -------------- --------------
$ 31,631,844  $    4,117,702  $    119,680  $          0  $    7,592,022    $          0   $   59,115,663 $   34,939,831
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------


   9,933,787      42,853,872     6,560,456    10,330,391      18,191,377       2,743,442       22,650,408     25,615,402
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------

  21,698,057     (38,736,170)   (6,440,776)  (10,330,391)    (10,599,355)     (2,743,442)      36,465,255      9,324,429
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------

   2,142,252               0             0             0     141,415,432               0                0              0

  22,641,911     241,187,163    43,643,008    80,859,795      94,644,150       6,839,331        9,874,467      3,156,267

 (21,939,467)     86,368,081    14,311,645    47,230,162    (206,006,188)      4,887,742       14,669,964     84,839,281
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------

   2,844,696     327,555,244    57,954,653   128,089,957      30,053,394      11,727,073       24,544,431     87,995,548
------------  --------------  ------------  ------------  --------------    ------------   -------------- --------------

$ 24,542,753  $  288,819,074  $ 51,513,877  $117,759,566  $   19,454,039    $  8,983,631   $   61,009,686 $   97,319,977
============  ==============  ============  ============  ==============    ============   ============== ==============

  The accompanying notes are an integral part of these financial statements.

                                      A4

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                             SUBACCOUNTS
                                           ------------------------------------------------------------------------------

                                                  AST               AST         AST T. Rowe   AST T. Rowe
                                           AllianceBernstein AllianceBernstein Price Natural  Price Asset        AST
                                              Core Value     Managed Index 500   Resources    Allocation    International
                                               Portfolio         Portfolio       Portfolio     Portfolio   Value Portfolio
                                           ----------------- ----------------- ------------- ------------  ---------------
ASSETS
  Investment in the portfolios, at value..   $372,910,344      $345,823,595    $567,927,153  $838,230,216   $418,511,242
                                             ------------      ------------    ------------  ------------   ------------
  Net Assets..............................   $372,910,344      $345,823,595    $567,927,153  $838,230,216   $418,511,242
                                             ============      ============    ============  ============   ============

NET ASSETS, representing:
  Accumulation units......................   $372,910,344      $345,823,595    $567,927,153  $838,230,216   $418,511,242
                                             ------------      ------------    ------------  ------------   ------------
                                             $372,910,344      $345,823,595    $567,927,153  $838,230,216   $418,511,242
                                             ============      ============    ============  ============   ============

  Units outstanding.......................     25,318,749        24,739,776      13,323,238    52,178,275     20,459,495
                                             ============      ============    ============  ============   ============

  Portfolio shares held...................     29,666,694        25,242,598      14,622,223    46,439,347     19,031,889
  Portfolio net asset value per share.....   $      12.57      $      13.70    $      38.84  $      18.05   $      21.99
  Investment in portfolio shares, at cost.   $373,175,003      $304,113,267    $447,868,924  $777,060,107   $324,204,411

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                             SUBACCOUNTS
                                           ------------------------------------------------------------------------------

                                                  AST               AST         AST T. Rowe   AST T. Rowe
                                           AllianceBernstein AllianceBernstein Price Natural  Price Asset        AST
                                              Core Value     Managed Index 500   Resources    Allocation    International
                                               Portfolio         Portfolio       Portfolio     Portfolio   Value Portfolio
                                           ----------------- ----------------- ------------- ------------  ---------------
INVESTMENT INCOME
  Dividend income.........................   $  5,950,738      $  5,336,401    $  2,759,101  $  7,753,802   $  3,810,671
                                             ------------      ------------    ------------  ------------   ------------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      7,745,335         6,204,977       7,529,627    11,339,117      6,498,939
                                             ------------      ------------    ------------  ------------   ------------

NET INVESTMENT INCOME (LOSS)..............     (1,794,597)         (868,576)     (4,770,526)   (3,585,315)    (2,688,268)
                                             ------------      ------------    ------------  ------------   ------------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....     18,651,905                 0      29,576,761    22,512,899              0
  Realized gain (loss) on shares
   redeemed...............................     28,573,468        28,940,111      46,252,591     5,702,790     37,297,323
  Net change in unrealized gain (loss) on
   investments............................    (69,144,018)      (24,304,585)     75,090,181    (3,062,461)    17,561,850
                                             ------------      ------------    ------------  ------------   ------------

NET GAIN (LOSS) ON
   INVESTMENTS............................    (21,918,645)        4,635,526     150,919,533    25,153,228     54,859,173
                                             ------------      ------------    ------------  ------------   ------------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................   $(23,713,242)     $  3,766,950    $146,149,007  $ 21,567,913   $ 52,170,905
                                             ============      ============    ============  ============   ============


  The accompanying notes are an integral part of these financial statements.

                                      A5

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
                                                               AST                                            AST
              AST JPMorgan                       AST        Aggressive    AST Capital     AST Balanced    Conservative
   AST MFS    International  AST T. Rowe    International     Asset       Growth Asset       Asset           Asset
Global Equity    Equity      Price Global      Growth       Allocation     Allocation      Allocation      Allocation
  Portfolio     Portfolio   Bond Portfolio    Portfolio     Portfolio      Portfolio       Portfolio       Portfolio
------------- ------------- -------------- --------------  ------------  --------------  --------------  --------------
$175,143,549  $466,812,375   $461,638,336  $1,450,280,781  $506,044,451  $5,234,700,606  $3,809,076,484  $1,143,187,943
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------
$175,143,549  $466,812,375   $461,638,336  $1,450,280,781  $506,044,451  $5,234,700,606  $3,809,076,484  $1,143,187,943
============  ============   ============  ==============  ============  ==============  ==============  ==============

$175,143,549  $466,812,375   $461,638,336  $1,450,280,781  $506,044,451  $5,234,700,606  $3,809,076,484  $1,143,187,943
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------
$175,143,549  $466,812,375   $461,638,336  $1,450,280,781  $506,044,451  $5,234,700,606  $3,809,076,484  $1,143,187,943
============  ============   ============  ==============  ============  ==============  ==============  ==============

  10,147,170    18,705,177     33,380,778      59,910,708    41,419,918     437,914,459     324,958,850      98,553,829
============  ============   ============  ==============  ============  ==============  ==============  ==============

  12,682,371    17,763,028     37,349,380      79,423,920    40,162,258     420,795,869     312,732,059      94,791,703
$      13.81  $      26.28   $      12.36  $        18.26  $      12.60  $        12.44  $        12.18  $        12.06
$178,017,881  $363,526,392   $432,171,787  $  997,377,392  $460,967,908  $4,681,017,659  $3,413,226,841  $1,045,047,023

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
                                                               AST                                            AST
              AST JPMorgan                       AST        Aggressive    AST Capital     AST Balanced    Conservative
   AST MFS    International  AST T. Rowe    International     Asset       Growth Asset       Asset           Asset
Global Equity    Equity      Price Global      Growth       Allocation     Allocation      Allocation      Allocation
  Portfolio     Portfolio   Bond Portfolio    Portfolio     Portfolio      Portfolio       Portfolio       Portfolio
------------- ------------- -------------- --------------  ------------  --------------  --------------  --------------
$  3,929,193  $  7,006,676   $ 12,047,969  $    6,021,869  $    674,711  $    9,336,949  $   11,174,119  $    2,810,192
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------


   3,235,643     7,888,166      8,015,028      25,458,582     7,980,657      90,328,590      64,582,770      17,580,106
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------

     693,550      (881,490)     4,032,941     (19,436,713)   (7,305,946)    (80,991,641)    (53,408,651)    (14,769,914)
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------

  19,847,135             0              0      99,688,621     2,728,801      14,583,579      10,877,421       2,456,706

  30,285,396    72,727,635      2,381,362     176,261,626    14,556,485      25,705,846      10,954,491       5,866,997

 (37,131,974)  (36,759,487)    27,365,025     (28,175,778)   15,542,202     309,219,189     225,680,868      62,009,167
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------

  13,000,557    35,968,148     29,746,387     247,774,469    32,827,488     349,508,614     247,512,780      70,332,870
------------  ------------   ------------  --------------  ------------  --------------  --------------  --------------

$ 13,694,107  $ 35,086,658   $ 33,779,328  $  228,337,756  $ 25,521,542  $  268,516,973  $  194,104,129  $   55,562,956
============  ============   ============  ==============  ============  ==============  ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A6

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                      SUBACCOUNTS
                                           -----------------------------------------------------------------
                                                                          AST CLS                 AST Horizon
                                                 AST          AST CLS     Moderate   AST Horizon   Moderate
                                             Preservation   Growth Asset   Asset     Growth Asset    Asset
                                           Asset Allocation  Allocation  Allocation   Allocation  Allocation
                                              Portfolio      Portfolio   Portfolio    Portfolio    Portfolio
                                           ---------------- ------------ ----------  ------------ -----------
ASSETS
  Investment in the portfolios, at value..   $568,795,602   $13,542,812  $7,898,994   $4,932,255  $2,827,577
                                             ------------   -----------  ----------   ----------  ----------
  Net Assets..............................   $568,795,602   $13,542,812  $7,898,994   $4,932,255  $2,827,577
                                             ============   ===========  ==========   ==========  ==========

NET ASSETS, representing:
  Accumulation units......................   $568,795,602   $13,542,812  $7,898,994   $4,932,255  $2,827,577
                                             ------------   -----------  ----------   ----------  ----------
                                             $568,795,602   $13,542,812  $7,898,994   $4,932,255  $2,827,577
                                             ============   ===========  ==========   ==========  ==========

  Units outstanding.......................     50,337,854     1,177,501     787,150      484,269     278,218
                                             ============   ===========  ==========   ==========  ==========

  Portfolio shares held...................     48,284,856     1,174,572     785,188      483,081     277,213
  Portfolio net asset value per share.....   $      11.78   $     11.53  $    10.06   $    10.21  $    10.20
  Investment in portfolio shares, at cost.   $539,114,916   $13,459,249  $7,883,501   $4,901,523  $2,811,944

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                      SUBACCOUNTS
                                           -----------------------------------------------------------------
                                                                          AST CLS                 AST Horizon
                                                 AST          AST CLS     Moderate   AST Horizon   Moderate
                                             Preservation   Growth Asset   Asset     Growth Asset    Asset
                                           Asset Allocation  Allocation  Allocation   Allocation  Allocation
                                              Portfolio      Portfolio   Portfolio    Portfolio    Portfolio
                                           ---------------- ------------ ----------  ------------ -----------
INVESTMENT INCOME
  Dividend income.........................   $  1,194,799   $         0  $        0   $        0  $        0
                                             ------------   -----------  ----------   ----------  ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      8,350,799        15,681      10,309        5,604       3,389
                                             ------------   -----------  ----------   ----------  ----------

NET INVESTMENT INCOME (LOSS)..............     (7,156,000)      (15,681)    (10,309)      (5,604)     (3,389)
                                             ------------   -----------  ----------   ----------  ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....              0             0           0            0           0
  Realized gain (loss) on shares
   redeemed...............................     18,894,570       (28,693)      7,508        8,482           3
  Net change in unrealized gain (loss) on
   investments............................     16,874,669        83,563      15,493       30,732      15,633
                                             ------------   -----------  ----------   ----------  ----------

NET GAIN (LOSS) ON
   INVESTMENTS............................     35,769,239        54,870      23,001       39,214      15,636
                                             ------------   -----------  ----------   ----------  ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................   $ 28,613,239   $    39,189  $   12,692   $   33,610  $   12,247
                                             ============   ===========  ==========   ==========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A7

                                        SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------
AST Niemann
  Capital    AST Western                                                       Evergreen VA
Growth Asset Asset Core                Evergreen VA              Evergreen VA  Fundamental
 Allocation   Plus Bond   Davis Value    Balanced   Evergreen VA International  Large Cap   Evergreen VA
 Portfolio    Portfolio    Portfolio       Fund     Growth Fund   Equity Fund      Fund      Omega Fund
------------ -----------  -----------  ------------ ------------ ------------- ------------ ------------
 $5,016,439  $31,861,467  $12,664,219   $5,549,534  $41,697,454  $112,461,091   $8,513,645  $21,935,258
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------
 $5,016,439  $31,861,467  $12,664,219   $5,549,534  $41,697,454  $112,461,091   $8,513,645  $21,935,258
 ==========  ===========  ===========   ==========  ===========  ============   ==========  ===========

 $5,016,439  $31,861,467  $12,664,219   $5,549,534  $41,697,454  $112,461,091   $8,513,645  $21,935,258
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------
 $5,016,439  $31,861,467  $12,664,219   $5,549,534  $41,697,454  $112,461,091   $8,513,645  $21,935,258
 ==========  ===========  ===========   ==========  ===========  ============   ==========  ===========

    502,005    3,194,572      967,569      504,798    3,052,468     5,408,779      591,659    2,125,961
 ==========  ===========  ===========   ==========  ===========  ============   ==========  ===========

    500,143    3,186,147      874,601      358,266    2,974,141     6,678,212      440,437    1,106,723
 $    10.03  $     10.00  $     14.48   $    15.49  $     14.02  $      16.84   $    19.33  $     19.82
 $5,050,004  $31,766,557  $11,021,396   $4,795,354  $43,975,761  $110,946,797   $7,492,601  $20,046,457

                                        SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------
AST Niemann
  Capital    AST Western                                                       Evergreen VA
Growth Asset Asset Core                Evergreen VA              Evergreen VA  Fundamental
 Allocation   Plus Bond   Davis Value    Balanced   Evergreen VA International  Large Cap   Evergreen VA
 Portfolio    Portfolio    Portfolio       Fund     Growth Fund   Equity Fund      Fund      Omega Fund
------------ -----------  -----------  ------------ ------------ ------------- ------------ ------------
 $        0  $         0  $   146,493   $  244,159  $         0  $  2,727,280   $   95,778  $   120,208
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------


      6,671       48,096      196,791       85,977      711,470     1,736,142      132,300      354,300
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------

     (6,671)     (48,096)     (50,298)     158,182     (711,470)      991,138      (36,522)    (234,092)
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------

          0            0      508,895            0    8,359,322     8,182,510      674,528            0

     (5,736)           0    1,474,486      123,941    3,010,088     9,494,317      695,681    3,313,947

    (33,565)      94,910   (1,476,311)      26,398   (6,960,318)   (6,309,111)    (695,066)    (975,111)
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------

    (39,301)      94,910      507,070      150,339    4,409,092    11,367,716      675,143    2,338,836
 ----------  -----------  -----------   ----------  -----------  ------------   ----------  -----------

 $  (45,972) $    46,814  $   456,772   $  308,521  $ 3,697,622  $ 12,358,854   $  638,621  $ 2,104,744
 ==========  ===========  ===========   ==========  ===========  ============   ==========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A8

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                       SUBACCOUNTS
                                           ------------------------------------------------------------------
                                                                                      Columbia
                                                          Evergreen VA                 Small       Columbia
                                            Evergreen VA  Diversified    Columbia     Company      Large Cap
                                           Special Values    Income    Money Market Growth Fund, Growth Stock,
                                                Fund      Builder Fund   Fund, VS        VS           VS
                                           -------------- ------------ ------------ ------------ -------------
ASSETS
  Investment in the portfolios, at value..  $ 6,903,311    $5,989,186   $2,568,441   $1,069,300   $10,477,992
                                            -----------    ----------   ----------   ----------   -----------
  Net Assets..............................  $ 6,903,311    $5,989,186   $2,568,441   $1,069,300   $10,477,992
                                            ===========    ==========   ==========   ==========   ===========

NET ASSETS, representing:
  Accumulation units......................  $ 6,903,311    $5,989,186   $2,568,441   $1,069,300   $10,477,992
                                            -----------    ----------   ----------   ----------   -----------
                                            $ 6,903,311    $5,989,186   $2,568,441   $1,069,300   $10,477,992
                                            ===========    ==========   ==========   ==========   ===========

  Units outstanding.......................      315,639       401,513      234,422       50,726       799,831
                                            ===========    ==========   ==========   ==========   ===========

  Portfolio shares held...................      507,970       595,939    2,568,442       73,745       334,226
  Portfolio net asset value per share.....  $     13.59    $    10.05   $     1.00   $    14.50   $     31.35
  Investment in portfolio shares, at cost.  $ 8,168,453    $6,258,712   $2,568,441   $  622,466   $ 7,947,602

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                       SUBACCOUNTS
                                           ------------------------------------------------------------------
                                                                                      Columbia
                                                          Evergreen VA                 Small       Columbia
                                            Evergreen VA  Diversified    Columbia     Company      Large Cap
                                           Special Values    Income    Money Market Growth Fund, Growth Stock,
                                                Fund      Builder Fund   Fund, VS        VS           VS
                                           -------------- ------------ ------------ ------------ -------------
INVESTMENT INCOME
  Dividend income.........................  $   111,673    $  320,469   $  128,856   $        0   $    40,303
                                            -----------    ----------   ----------   ----------   -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............      121,476        95,923       26,516       11,179       110,371
                                            -----------    ----------   ----------   ----------   -----------

NET INVESTMENT INCOME (LOSS)..............       (9,803)      224,546      102,340      (11,179)      (70,068)
                                            -----------    ----------   ----------   ----------   -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....    1,034,019        60,729            0            0             0
  Realized gain (loss) on shares
   redeemed...............................      591,009        89,376            0      128,089       531,919
  Net change in unrealized gain (loss) on
   investments............................   (2,305,094)     (220,473)           0       13,100     1,040,669
                                            -----------    ----------   ----------   ----------   -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................     (680,066)      (70,368)           0      141,189     1,572,588
                                            -----------    ----------   ----------   ----------   -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................  $  (689,869)   $  154,178   $  102,340   $  130,010   $ 1,502,520
                                            ===========    ==========   ==========   ==========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A9

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------

Prudential SP   Gartmore
International     NVIT                       First Trust                 First Trust  First Trust
   Growth      Developing   First Trust The  Target Focus   First Trust   Financial   PharmHealth First Trust
  Portfolio     Markets      Dow Target 10  Four Portfolio Energy Sector  Services      Sector    Technology
------------- ------------  --------------- -------------- ------------- -----------  ----------- -----------
 $51,415,115  $478,757,546    $16,177,157    $12,697,701    $         0  $         0   $       0   $       0
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------
 $51,415,115  $478,757,546    $16,177,157    $12,697,701    $         0  $         0   $       0   $       0
 ===========  ============    ===========    ===========    ===========  ===========   =========   =========

 $51,415,115  $478,757,546    $16,177,157    $12,697,701    $         0  $         0   $       0   $       0
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------
 $51,415,115  $478,757,546    $16,177,157    $12,697,701    $         0  $         0   $       0   $       0
 ===========  ============    ===========    ===========    ===========  ===========   =========   =========

   3,043,271    14,104,129      1,360,710      1,491,846              0            0           0           0
 ===========  ============    ===========    ===========    ===========  ===========   =========   =========

   6,034,638    24,754,785      1,521,840      2,208,296              0            0           0           0
 $      8.52  $      19.34    $     10.63    $      5.75    $      0.00  $      0.00   $    0.00   $    0.00
 $53,568,395  $404,211,666    $16,240,742    $12,305,944    $         0  $         0   $       0   $       0

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------

Prudential SP   Gartmore
International     NVIT                       First Trust                 First Trust  First Trust
   Growth      Developing   First Trust The  Target Focus   First Trust   Financial   PharmHealth First Trust
  Portfolio     Markets      Dow Target 10  Four Portfolio Energy Sector  Services      Sector    Technology
------------- ------------  --------------- -------------- ------------- -----------  ----------- -----------
 $   332,923  $  1,710,065    $         0    $         0    $         0  $         0   $       0   $       0
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------


     730,558     6,116,067        359,001         80,220          9,177        7,089       6,030       2,479
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------

    (397,635)   (4,406,002)      (359,001)       (80,220)        (9,177)      (7,089)     (6,030)     (2,479)
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------

   6,884,448    51,064,989              0              0              0            0           0           0

   6,012,268    44,763,374      2,229,490        447,884      1,556,749    1,168,057     677,159     328,330
  (5,465,838)   27,984,471     (2,151,440)      (212,530)    (1,596,090)  (1,266,852)   (650,523)   (344,074)
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------

   7,430,878   123,812,834         78,050        235,354        (39,341)     (98,795)     26,636     (15,744)
 -----------  ------------    -----------    -----------    -----------  -----------   ---------   ---------

 $ 7,033,243  $119,406,832    $  (280,951)   $   155,134    $   (48,518) $  (105,884)  $  20,606   $ (18,223)
 ===========  ============    ===========    ===========    ===========  ===========   =========   =========

  The accompanying notes are an integral part of these financial statements.

                                      A10

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                       SUBACCOUNTS
                                           ------------------------------------------------------------------
                                            First Trust
                                              Global     First Trust                              First Trust
                                             Dividend      NASDAQ      First Trust   First Trust  Value Line
                                             Target 15    Target 15   S&P Target 24  Managed VIP   Target 25
                                           ------------  -----------  ------------- ------------  -----------
ASSETS
  Investment in the portfolios, at value.. $173,717,090  $11,316,956   $15,797,835  $174,192,519  $44,021,012
                                           ------------  -----------   -----------  ------------  -----------
  Net Assets.............................. $173,717,090  $11,316,956   $15,797,835  $174,192,519  $44,021,012
                                           ============  ===========   ===========  ============  ===========

NET ASSETS, representing:
  Accumulation units...................... $173,717,090  $11,316,956   $15,797,835  $174,192,519  $44,021,012
                                           ------------  -----------   -----------  ------------  -----------
                                           $173,717,090  $11,316,956   $15,797,835  $174,192,519  $44,021,012
                                           ============  ===========   ===========  ============  ===========

  Units outstanding.......................    8,705,117      856,515     1,424,893    12,029,440    3,219,457
                                           ============  ===========   ===========  ============  ===========

  Portfolio shares held...................    7,250,296      914,132     1,635,387    13,576,970    7,448,564
  Portfolio net asset value per share..... $      23.96  $     12.38   $      9.66  $      12.83  $      5.91
  Investment in portfolio shares, at cost. $159,874,422  $10,570,994   $15,078,560  $147,749,404  $38,613,564

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                       SUBACCOUNTS
                                           ------------------------------------------------------------------
                                            First Trust
                                              Global     First Trust                              First Trust
                                             Dividend      NASDAQ      First Trust   First Trust  Value Line
                                             Target 15    Target 15   S&P Target 24  Managed VIP   Target 25
                                           ------------  -----------  ------------- ------------  -----------
INVESTMENT INCOME
  Dividend income......................... $          0  $         0   $         0  $          0  $         0
                                           ------------  -----------   -----------  ------------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............    2,761,248      126,996       261,488     3,285,388      611,353
                                           ------------  -----------   -----------  ------------  -----------

NET INVESTMENT INCOME (LOSS)..............   (2,761,248)    (126,996)     (261,488)   (3,285,388)    (611,353)
                                           ------------  -----------   -----------  ------------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....            0            0             0             0            0
  Realized gain (loss) on shares
   redeemed...............................   25,019,980    1,471,731       741,588    17,576,113    3,333,434
  Net change in unrealized gain (loss) on
   investments............................   (9,583,405)      83,416      (151,056)   (1,161,311)   3,430,262
                                           ------------  -----------   -----------  ------------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................   15,436,575    1,555,147       590,532    16,414,802    6,763,696
                                           ------------  -----------   -----------  ------------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $ 12,675,327  $ 1,428,151   $   329,044  $ 13,129,414  $ 6,152,343
                                           ============  ===========   ===========  ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A11

                                          SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------

First Trust                                                           ProFund VP
Dow Target    ProFund VP    ProFund VP   ProFund VP     ProFund VP      Basic       ProFund VP   ProFund VP
 Dividend      Asia 30        Banks         Bear       Biotechnology  Materials     UltraBull       Bull
-----------  ------------  -----------  -----------    ------------- ------------  -----------  ------------
$82,923,224  $229,468,373  $ 9,868,250  $29,520,523     $16,585,585  $111,823,806  $49,950,234  $128,911,345
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------
$82,923,224  $229,468,373  $ 9,868,250  $29,520,523     $16,585,585  $111,823,806  $49,950,234  $128,911,345
===========  ============  ===========  ===========     ===========  ============  ===========  ============

$82,923,224  $229,468,373  $ 9,868,250  $29,520,523     $16,585,585  $111,823,806  $49,950,234  $128,911,345
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------
$82,923,224  $229,468,373  $ 9,868,250  $29,520,523     $16,585,585  $111,823,806  $49,950,234  $128,911,345
===========  ============  ===========  ===========     ===========  ============  ===========  ============

  7,364,976     7,318,886      978,439    4,416,686       1,762,789     6,010,400    4,135,400    10,228,754
===========  ============  ===========  ===========     ===========  ============  ===========  ============

  7,033,352     2,522,462      406,101    1,184,612         805,126     2,163,355    2,374,061     4,171,888
$     11.79  $      90.97  $     24.30  $     24.92     $     20.60  $      51.69  $     21.04  $      30.90
$80,648,569  $231,025,039  $10,119,067  $30,080,716     $18,079,854  $109,582,332  $51,350,263  $128,828,625

                                          SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------

First Trust                                                           ProFund VP
Dow Target    ProFund VP    ProFund VP   ProFund VP     ProFund VP      Basic       ProFund VP   ProFund VP
 Dividend      Asia 30        Banks         Bear       Biotechnology  Materials     UltraBull       Bull
-----------  ------------  -----------  -----------    ------------- ------------  -----------  ------------
$         0  $    125,133  $   300,303  $ 1,647,634     $         0  $    320,251  $   257,033  $    601,274
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------


  1,649,125     2,775,948      153,267      652,321         201,487     1,282,146      734,463     1,886,773
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------

 (1,649,125)   (2,650,815)     147,036      995,313        (201,487)     (961,895)    (477,430)   (1,285,499)
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------

          0             0            0            0               0             0    4,237,192     1,322,855
  7,004,619    77,228,833   (2,352,518)  (4,551,808)       (911,792)   11,983,636   (2,471,728)    6,424,520

 (6,204,445)  (22,040,130)    (585,082)    (158,292)     (1,218,303)      933,227   (2,251,381)   (3,650,949)
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------

    800,174    55,188,703   (2,937,600)  (4,710,100)     (2,130,095)   12,916,863     (485,917)    4,096,426
-----------  ------------  -----------  -----------     -----------  ------------  -----------  ------------

$  (848,951) $ 52,537,888  $(2,790,564) $(3,714,787)    $(2,331,582) $ 11,954,968  $  (963,347) $  2,810,927
===========  ============  ===========  ===========     ===========  ============  ===========  ============

  The accompanying notes are an integral part of these financial statements.

                                      A12

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                     SUBACCOUNTS
                                           ---------------------------------------------------------------

                                           ProFund VP   ProFund VP
                                            Consumer     Consumer    ProFund VP    ProFund VP   ProFund VP
                                            Services      Goods      Oil & Gas     Europe 30    Financials
                                           ----------  -----------  ------------  -----------  -----------
ASSETS
  Investment in the portfolios, at value.. $2,446,978  $30,124,280  $188,297,744  $92,831,733  $20,400,301
                                           ----------  -----------  ------------  -----------  -----------
  Net Assets.............................. $2,446,978  $30,124,280  $188,297,744  $92,831,733  $20,400,301
                                           ==========  ===========  ============  ===========  ===========

NET ASSETS, representing:
  Accumulation units...................... $2,446,978  $30,124,280  $188,297,744  $92,831,733  $20,400,301
                                           ----------  -----------  ------------  -----------  -----------
                                           $2,446,978  $30,124,280  $188,297,744  $92,831,733  $20,400,301
                                           ==========  ===========  ============  ===========  ===========

  Units outstanding.......................    239,644    2,348,631     7,070,957    5,887,592    1,779,162
                                           ==========  ===========  ============  ===========  ===========

  Portfolio shares held...................     83,287      848,571     2,823,478    2,612,770      630,028
  Portfolio net asset value per share..... $    29.38  $     35.50  $      66.69  $     35.53  $     32.38
  Investment in portfolio shares, at cost. $2,471,751  $30,422,635  $177,549,034  $94,377,200  $21,783,251

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                     SUBACCOUNTS
                                           ---------------------------------------------------------------

                                           ProFund VP   ProFund VP
                                            Consumer     Consumer    ProFund VP    ProFund VP   ProFund VP
                                            Services      Goods      Oil & Gas     Europe 30    Financials
                                           ----------  -----------  ------------  -----------  -----------
INVESTMENT INCOME
  Dividend income......................... $        0  $   126,886  $          0  $ 2,123,649  $   283,799
                                           ----------  -----------  ------------  -----------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............    101,955      254,417     2,715,646    1,859,653      498,347
                                           ----------  -----------  ------------  -----------  -----------

NET INVESTMENT INCOME (LOSS)..............   (101,955)    (127,531)   (2,715,646)     263,996     (214,548)
                                           ----------  -----------  ------------  -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....          0            0     4,189,010      865,529            0
  Realized gain (loss) on shares
   redeemed...............................   (226,149)   1,539,797    26,880,300   14,793,820   (2,242,419)
  Net change in unrealized gain (loss) on
   investments............................   (155,137)    (861,787)   10,665,648   (7,985,579)  (3,139,583)
                                           ----------  -----------  ------------  -----------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................   (381,286)     678,010    41,734,958    7,673,770   (5,382,002)
                                           ----------  -----------  ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $ (483,241) $   550,479  $ 39,019,312  $ 7,937,766  $(5,596,550)
                                           ==========  ===========  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A13

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
ProFund VP
   U.S.                   ACCESS VP                                               ProFund VP   ProFund VP
Government  ProFund VP    High Yield  ProFund VP    ProFund VP                     Precious     Mid-Cap
   Plus     Health Care      Fund     Industrials    Internet   ProFund VP Japan    Metals       Growth
----------- -----------  -----------  -----------  -----------  ---------------- ------------ -----------
$87,800,417 $57,795,006  $26,923,864  $23,481,158  $13,298,831    $24,755,484    $155,610,072 $64,542,009
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------
$87,800,417 $57,795,006  $26,923,864  $23,481,158  $13,298,831    $24,755,484    $155,610,072 $64,542,009
=========== ===========  ===========  ===========  ===========    ===========    ============ ===========

$87,800,417 $57,795,006  $26,923,864  $23,481,158  $13,298,831    $24,755,484    $155,610,072 $64,542,009
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------
$87,800,417 $57,795,006  $26,923,864  $23,481,158  $13,298,831    $24,755,484    $155,610,072 $64,542,009
=========== ===========  ===========  ===========  ===========    ===========    ============ ===========

  7,086,946   5,321,093    2,274,168    1,594,141      647,306      1,734,202       8,057,488   4,690,015
=========== ===========  ===========  ===========  ===========    ===========    ============ ===========

  2,735,216   1,839,434      930,334      561,213      248,576      1,023,800       3,002,896   1,836,711
$     32.10 $     31.42  $     28.94  $     41.84  $     53.50    $     24.18    $      51.82 $     35.14
$86,879,934 $58,165,716  $26,775,499  $23,966,953  $13,874,471    $26,755,364    $151,655,284 $64,057,938


                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
ProFund VP
   U.S.                   ACCESS VP                                               ProFund VP   ProFund VP
Government  ProFund VP    High Yield  ProFund VP    ProFund VP                     Precious     Mid-Cap
   Plus     Health Care      Fund     Industrials    Internet   ProFund VP Japan    Metals       Growth
----------- -----------  -----------  -----------  -----------  ---------------- ------------ -----------
$ 2,359,085 $         0  $ 1,585,400  $         0  $    67,368    $ 2,365,134    $  4,293,940 $         0
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------



  1,062,530     829,605      336,113      379,939      164,444        834,261       1,999,321   1,298,722
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------

  1,296,555    (829,605)   1,249,287     (379,939)     (97,076)     1,530,873       2,294,619  (1,298,722)
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------

          0           0      253,447            0            0              0               0   6,386,740

  2,612,621   6,344,500     (751,288)   1,623,314      373,841     (2,844,520)     12,704,273     210,042

  1,768,134  (3,064,569)    (341,674)    (691,733)    (266,008)    (2,831,176)      1,642,755    (129,354)
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------


  4,380,755   3,279,931     (839,515)     931,581      107,833     (5,675,696)     14,347,028   6,467,428
----------- -----------  -----------  -----------  -----------    -----------    ------------ -----------


$ 5,677,310 $ 2,450,326  $   409,772  $   551,642  $    10,757    $(4,144,823)   $ 16,641,647 $ 5,168,706
=========== ===========  ===========  ===========  ===========    ===========    ============ ===========

  The accompanying notes are an integral part of these financial statements.

                                      A14

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                        SUBACCOUNTS
                                           --------------------------------------------------------------------
                                                                                        ProFund VP
                                            ProFund VP     ProFund VP     ProFund VP   Rising Rates  ProFund VP
                                           Mid-Cap Value Pharmaceuticals  Real Estate  Opportunity   NASDAQ-100
                                           ------------- --------------- ------------  ------------ -----------
ASSETS
  Investment in the portfolios, at value..  $65,127,246    $12,439,058   $ 28,410,648  $35,125,766  $94,213,373
                                            -----------    -----------   ------------  -----------  -----------
  Net Assets..............................  $65,127,246    $12,439,058   $ 28,410,648  $35,125,766  $94,213,373
                                            ===========    ===========   ============  ===========  ===========

NET ASSETS, representing:
  Accumulation units......................  $65,127,246    $12,439,058   $ 28,410,648  $35,125,766  $94,213,373
                                            -----------    -----------   ------------  -----------  -----------
                                            $65,127,246    $12,439,058   $ 28,410,648  $35,125,766  $94,213,373
                                            ===========    ===========   ============  ===========  ===========

  Units outstanding.......................    4,472,653      1,426,223      1,572,169    5,406,511    8,873,160
                                            ===========    ===========   ============  ===========  ===========

  Portfolio shares held...................    2,066,876        488,381        574,649    1,895,616    5,059,795
  Portfolio net asset value per share.....  $     31.51    $     25.47   $      49.44  $     18.53  $     18.62
  Investment in portfolio shares, at cost.  $70,691,533    $12,701,282   $ 32,273,707  $35,725,013  $95,277,910

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                        SUBACCOUNTS
                                           --------------------------------------------------------------------
                                                                                        ProFund VP
                                            ProFund VP     ProFund VP     ProFund VP   Rising Rates  ProFund VP
                                           Mid-Cap Value Pharmaceuticals  Real Estate  Opportunity   NASDAQ-100
                                           ------------- --------------- ------------  ------------ -----------
INVESTMENT INCOME
  Dividend income.........................  $   340,414    $   216,287   $    538,138  $ 2,421,435  $         0
                                            -----------    -----------   ------------  -----------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............    1,413,410        335,523        982,773      862,555    1,363,571
                                            -----------    -----------   ------------  -----------  -----------

NET INVESTMENT INCOME (LOSS)..............   (1,072,996)      (119,236)      (444,635)   1,558,880   (1,363,571)
                                            -----------    -----------   ------------  -----------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....    1,841,381              0      1,688,286            0            0
  Realized gain (loss) on shares
   redeemed...............................    8,068,195         (9,955)    (8,535,690)  (5,411,250)   9,225,791
  Net change in unrealized gain (loss) on
   investments............................   (7,128,681)       118,656     (4,826,580)  (1,752,421)  (1,158,932)
                                            -----------    -----------   ------------  -----------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................    2,780,895        108,701    (11,673,984)  (7,163,671)   8,066,859
                                            -----------    -----------   ------------  -----------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................  $ 1,707,899    $   (10,535)  $(12,118,619) $(5,604,791) $ 6,703,288
                                            ===========    ===========   ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A15

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
               ProFund VP                  ProFund VP                    ProFund VP
 ProFund VP    Small-Cap     ProFund VP      Short     ProFund VP Short  Small-Cap    ProFund VP      ProFund VP
Semiconductor    Growth     Short Mid-Cap  NASDAQ-100     Small-Cap        Value      Technology  Telecommunications
------------- ------------  ------------- -----------  ---------------- -----------  -----------  ------------------
 $5,296,440   $ 36,924,801   $1,436,856   $11,446,026    $12,741,860    $30,153,917  $27,214,619     $35,538,019
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------
 $5,296,440   $ 36,924,801   $1,436,856   $11,446,026    $12,741,860    $30,153,917  $27,214,619     $35,538,019
 ==========   ============   ==========   ===========    ===========    ===========  ===========     ===========

 $5,296,440   $ 36,924,801   $1,436,856   $11,446,026    $12,741,860    $30,153,917  $27,214,619     $35,538,019
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------
 $5,296,440   $ 36,924,801   $1,436,856   $11,446,026    $12,741,860    $30,153,917  $27,214,619     $35,538,019
 ==========   ============   ==========   ===========    ===========    ===========  ===========     ===========

    707,006      2,403,287      183,108     2,314,336      1,562,566      2,208,392    3,423,035       3,377,679
 ==========   ============   ==========   ===========    ===========    ===========  ===========     ===========

    243,067      1,301,085       59,869       807,195        858,038      1,046,648    1,609,380       1,840,395
 $    21.79   $      28.38   $    24.00   $     14.18    $     14.85    $     28.81  $     16.91     $     19.31
 $5,481,185   $ 37,698,793   $1,421,212   $11,343,138    $12,702,002    $34,592,382  $27,555,063     $36,573,050

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
               ProFund VP                  ProFund VP                    ProFund VP
 ProFund VP    Small-Cap     ProFund VP      Short     ProFund VP Short  Small-Cap    ProFund VP      ProFund VP
Semiconductor    Growth     Short Mid-Cap  NASDAQ-100     Small-Cap        Value      Technology  Telecommunications
------------- ------------  ------------- -----------  ---------------- -----------  -----------  ------------------
 $        0   $          0   $  256,460   $ 1,924,263    $   644,485    $         0  $         0     $   445,206
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------



    111,218      1,233,892       67,135       454,057        302,376        790,784      271,632       1,009,351
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------

   (111,218)    (1,233,892)     189,325     1,470,206        342,109       (790,784)    (271,632)       (564,145)
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------

          0     10,679,126            0             0              0      5,396,689            0         154,513
    148,468    (10,525,394)    (373,955)   (5,794,133)       841,733     (3,075,722)   1,904,584       6,993,715
       (314)    (1,715,420)     (15,226)     (288,413)       (38,503)    (5,752,978)    (461,432)     (3,026,516)
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------

    148,154     (1,561,688)    (389,181)   (6,082,546)       803,230     (3,432,011)   1,443,152       4,121,712
 ----------   ------------   ----------   -----------    -----------    -----------  -----------     -----------



 $   36,936   $ (2,795,580)  $ (199,856)  $(4,612,340)   $ 1,145,339    $(4,222,795) $ 1,171,520     $ 3,557,567
 ==========   ============   ==========   ===========    ===========    ===========  ===========     ===========

  The accompanying notes are an integral part of these financial statements.

                                      A16

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                        SUBACCOUNTS
                                           ---------------------------------------------------------------------
                                                                                                      ProFund VP
                                            ProFund VP    ProFund VP      ProFund VP    ProFund VP    Large-Cap
                                           UltraMid-Cap UltraNASDAQ-100 UltraSmall-Cap  Utilities       Growth
                                           ------------ --------------- -------------- ------------  -----------
ASSETS
  Investment in the portfolios, at value.. $64,811,745    $94,290,483    $22,491,958   $183,429,130  $74,680,616
                                           -----------    -----------    -----------   ------------  -----------
  Net Assets.............................. $64,811,745    $94,290,483    $22,491,958   $183,429,130  $74,680,616
                                           ===========    ===========    ===========   ============  ===========

NET ASSETS, representing:
  Accumulation units...................... $64,811,745    $94,290,483    $22,491,958   $183,429,130  $74,680,616
                                           -----------    -----------    -----------   ------------  -----------
                                           $64,811,745    $94,290,483    $22,491,958   $183,429,130  $74,680,616
                                           ===========    ===========    ===========   ============  ===========

  Units outstanding.......................   3,252,355     39,701,568      1,630,340     10,701,461    6,418,447
                                           ===========    ===========    ===========   ============  ===========

  Portfolio shares held...................   1,879,691      3,501,318        968,229      4,663,848    2,073,310
  Portfolio net asset value per share..... $     34.48    $     26.93    $     23.23   $      39.33  $     36.02
  Investment in portfolio shares, at cost. $66,659,714    $98,705,486    $22,746,035   $181,587,934  $74,734,488

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                        SUBACCOUNTS
                                           ---------------------------------------------------------------------
                                                                                                      ProFund VP
                                            ProFund VP    ProFund VP      ProFund VP    ProFund VP    Large-Cap
                                           UltraMid-Cap UltraNASDAQ-100 UltraSmall-Cap  Utilities       Growth
                                           ------------ --------------- -------------- ------------  -----------
INVESTMENT INCOME
  Dividend income......................... $   218,803    $         0    $   334,157   $  1,379,868  $         0
                                           -----------    -----------    -----------   ------------  -----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............   1,369,905        975,140        502,601      2,148,183    1,177,562
                                           -----------    -----------    -----------   ------------  -----------

NET INVESTMENT INCOME (LOSS)..............  (1,151,102)      (975,140)      (168,444)      (768,315)  (1,177,562)
                                           -----------    -----------    -----------   ------------  -----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....   1,657,662              0              0      1,109,981    1,384,240
  Realized gain (loss) on shares
   redeemed...............................  (3,683,462)    14,380,129     (6,022,267)    14,467,941    6,085,460
  Net change in unrealized gain (loss) on
   investments............................    (265,895)    (3,407,379)        63,409     (4,092,928)  (3,722,468)
                                           -----------    -----------    -----------   ------------  -----------

NET GAIN (LOSS) ON
   INVESTMENTS............................  (2,291,695)    10,972,750     (5,958,858)    11,484,994    3,747,232
                                           -----------    -----------    -----------   ------------  -----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $(3,442,797)   $ 9,997,610    $(6,127,302)  $ 10,716,679  $ 2,569,670
                                           ===========    ===========    ===========   ============  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A17

                                         SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------
 ProFund VP                           Rydex Inverse   AIM V.I.     AIM V.I.      AIM V.I.      AIM V.I.
 Large-Cap   Rydex Nova   Rydex OTC      S&P 500      Dynamics     Financial   Global Health  Technology
   Value        Fund        Fund      Strategy Fund     Fund     Services Fund   Care Fund       Fund
-----------  ----------  -----------  ------------- -----------  ------------- ------------- -----------
$69,711,468  $5,108,783  $20,181,336    $ 480,422   $61,006,736  $ 39,354,939   $90,893,321  $51,563,167
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------
$69,711,468  $5,108,783  $20,181,336    $ 480,422   $61,006,736  $ 39,354,939   $90,893,321  $51,563,167
===========  ==========  ===========    =========   ===========  ============   ===========  ===========

$69,711,468  $5,108,783  $20,181,336    $ 480,422   $61,006,736  $ 39,354,939   $90,893,321  $51,563,167
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------
$69,711,468  $5,108,783  $20,181,336    $ 480,422   $61,006,736  $ 39,354,939   $90,893,321  $51,563,167
===========  ==========  ===========    =========   ===========  ============   ===========  ===========

  5,753,874     670,258    2,687,008       56,187     4,321,211     3,134,693     6,150,509    8,248,236
===========  ==========  ===========    =========   ===========  ============   ===========  ===========

  1,862,449     507,831    1,113,760       11,382     3,170,828     3,210,028     3,777,777    3,414,779
$     37.43  $    10.06  $     18.12    $   42.21   $     19.24  $      12.26   $     24.06  $     15.10
$73,626,316  $3,501,040  $24,747,746    $ 699,061   $55,315,895  $ 50,031,499   $75,381,011  $41,210,981

                                         SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------
 ProFund VP                           Rydex Inverse   AIM V.I.     AIM V.I.      AIM V.I.      AIM V.I.
 Large-Cap   Rydex Nova   Rydex OTC      S&P 500      Dynamics     Financial   Global Health  Technology
   Value        Fund        Fund      Strategy Fund     Fund     Services Fund   Care Fund       Fund
-----------  ----------  -----------  ------------- -----------  ------------- ------------- -----------
$   570,321  $   74,233  $    14,694    $  22,383   $         0  $    868,840   $         0  $         0
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------


  1,814,936      86,987      315,434        7,424     1,114,077       909,558     1,522,979      826,324
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------

 (1,244,615)    (12,754)    (300,740)      14,959    (1,114,077)      (40,718)   (1,522,979)    (826,324)
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------

  5,037,853           0            0            0             0     3,280,015             0            0
  3,180,466     633,954   (3,069,291)    (156,980)    6,621,123     6,054,077    11,989,367    4,939,710

 (7,973,921)   (571,755)   6,810,575      136,665       947,861   (22,776,808)   (1,461,035)    (636,723)
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------

    244,398      62,199    3,741,284      (20,315)    7,568,984   (13,442,716)   10,528,332    4,302,987
-----------  ----------  -----------    ---------   -----------  ------------   -----------  -----------

$(1,000,217) $   49,445  $ 3,440,544    $  (5,356)  $ 6,454,907  $(13,483,434)  $ 9,005,353  $ 3,476,663
===========  ==========  ===========    =========   ===========  ============   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A18

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                                      SUBACCOUNTS
                                           -----------------------------------------------------------------
                                           Wells Fargo                Wells Fargo  Wells Fargo
                                           Advantage VT  Wells Fargo  Advantage VT Advantage VT  Wells Fargo
                                              Asset     Advantage VT   C&B Large      Large     Advantage VT
                                            Allocation  Equity Income  Cap Value     Company    International
                                               Fund         Fund          Fund      Core Fund     Core Fund
                                           ------------ ------------- ------------ ------------ -------------
ASSETS
  Investment in the portfolios, at value.. $73,917,312   $28,699,296  $12,736,660  $16,323,095   $2,740,167
                                           -----------   -----------  -----------  -----------   ----------
  Net Assets.............................. $73,917,312   $28,699,296  $12,736,660  $16,323,095   $2,740,167
                                           ===========   ===========  ===========  ===========   ==========

NET ASSETS, representing:
  Accumulation units...................... $73,917,312   $28,699,296  $12,736,660  $16,323,095   $2,740,167
                                           -----------   -----------  -----------  -----------   ----------
                                           $73,917,312   $28,699,296  $12,736,660  $16,323,095   $2,740,167
                                           ===========   ===========  ===========  ===========   ==========

  Units outstanding.......................   2,721,353     2,029,147    1,162,646      822,836      227,655
                                           ===========   ===========  ===========  ===========   ==========

  Portfolio shares held...................   5,048,997     1,531,446    1,158,932    1,022,750      264,495
  Portfolio net asset value per share..... $     14.64   $     18.74  $     10.99  $     15.96   $    10.36
  Investment in portfolio shares, at cost. $64,211,517   $28,086,567  $10,260,565  $15,823,446   $2,400,803

STATEMENT OF OPERATIONS
For the period ended December 31, 2007
                                                                      SUBACCOUNTS
                                           -----------------------------------------------------------------
                                           Wells Fargo                Wells Fargo  Wells Fargo|
                                           Advantage VT  Wells Fargo  Advantage VT Advantage VT  Wells Fargo
                                              Asset     Advantage VT   C&B Large      Large     Advantage VT
                                            Allocation  Equity Income  Cap Value     Company    International
                                               Fund         Fund          Fund      Core Fund     Core Fund
                                           ------------ ------------- ------------ ------------ -------------
INVESTMENT INCOME
  Dividend income......................... $ 1,888,267   $   476,888  $   159,410  $         0   $      379
                                           -----------   -----------  -----------  -----------   ----------

EXPENSES
  Charges to contract owners for
   assuming mortality risk and expense
   risk and for administration............   1,240,411       539,467      220,874      274,159       42,141
                                           -----------   -----------  -----------  -----------   ----------

NET INVESTMENT INCOME (LOSS)..............     647,856       (62,579)     (61,464)    (274,159)     (41,762)
                                           -----------   -----------  -----------  -----------   ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....   1,325,177     2,155,192            0            0      207,783
  Realized gain (loss) on shares
   redeemed...............................      39,212     3,826,425    2,285,767   (2,019,701)     394,270
  Net change in unrealized gain (loss) on
   investments............................   3,434,674    (5,510,395)  (2,495,401)   2,675,937     (239,318)
                                           -----------   -----------  -----------  -----------   ----------

NET GAIN (LOSS) ON
   INVESTMENTS............................   4,799,063       471,222     (209,634)     656,236      362,735
                                           -----------   -----------  -----------  -----------   ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS............................. $ 5,446,919   $   408,643  $  (271,098) $   382,077   $  320,973
                                           ===========   ===========  ===========  ===========   ==========

  The accompanying notes are an integral part of these financial statements.

                                      A19

                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------
Wells Fargo                                            AST First       AST First
Advantage VT Wells Fargo  Wells Fargo  Wells Fargo       Trust       Trust Capital
   Large     Advantage VT Advantage VT Advantage VT    Balanced      Appreciation    AST Advanced    Columbia
  Company    Money Market  Small Cap   Total Return     Target          Target        Strategies    High Yield
Growth Fund      Fund     Growth Fund   Bond Fund      Portfolio       Portfolio      Portfolio      Fund VS
------------ ------------ ------------ ------------ --------------  --------------  --------------  ----------
 $8,643,925  $24,425,651   $4,545,477  $10,374,997  $1,144,841,327  $1,390,642,534  $1,216,235,940   $411,604
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------
 $8,643,925  $24,425,651   $4,545,477  $10,374,997  $1,144,841,327  $1,390,642,534  $1,216,235,940   $411,604
 ==========  ===========   ==========  ===========  ==============  ==============  ==============   ========

 $8,643,925  $24,425,651   $4,545,477  $10,374,997  $1,144,841,327  $1,390,642,534  $1,216,235,940   $411,604
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------
 $8,643,925  $24,425,651   $4,545,477  $10,374,997  $1,144,841,327  $1,390,642,534  $1,216,235,940   $411,604
 ==========  ===========   ==========  ===========  ==============  ==============  ==============   ========

    891,899    1,804,364      336,563      726,344     102,271,015     122,278,610     106,913,305     38,085
 ==========  ===========   ==========  ===========  ==============  ==============  ==============   ========

    837,589   24,425,649      469,089    1,043,762      98,778,372     117,851,062     103,421,423     36,948
 $    10.32  $      1.00   $     9.69  $      9.94  $        11.59  $        11.80  $        11.76   $  11.14
 $6,777,350  $24,425,651   $3,422,684  $10,639,133  $1,071,196,419  $1,296,470,467  $1,120,059,936   $408,860
                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------
Wells Fargo                                            AST First       AST First
Advantage VT Wells Fargo  Wells Fargo  Wells Fargo       Trust       Trust Capital
   Large     Advantage VT Advantage VT Advantage VT    Balanced      Appreciation    AST Advanced    Columbia
  Company    Money Market  Small Cap   Total Return     Target          Target        Strategies    High Yield
Growth Fund      Fund     Growth Fund   Bond Fund      Portfolio       Portfolio      Portfolio      Fund VS
------------ ------------ ------------ ------------ --------------  --------------  --------------  ----------
 $        0  $ 1,146,595   $        0  $   538,955  $    4,141,067  $    2,692,895  $    4,233,141   $ 21,590
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------



    145,679      355,791       74,289      168,122      17,732,016      19,847,217      19,058,919      4,434
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------

   (145,679)     790,804      (74,289)     370,833     (13,590,949)    (17,154,322)    (14,825,778)    17,156
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------

          0            0      778,814            0         363,764         988,883       1,428,984          0
    276,367            0      113,297     (213,183)      3,377,195       6,094,020       2,988,920      2,502

    514,174            0     (204,670)     354,473      47,974,997      64,620,842      65,925,385    (15,598)
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------


    790,541            0      687,441      141,290      51,715,956      71,703,745      70,343,289    (13,096)
 ----------  -----------   ----------  -----------  --------------  --------------  --------------   --------

 $  644,862  $   790,804   $  613,152  $   512,123  $   38,125,007  $   54,549,423  $   55,517,511   $  4,060
 ==========  ===========   ==========  ===========  ==============  ==============  ==============   ========

  The accompanying notes are an integral part of these financial statements.

                                      A20

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("VARIABLE ACCOUNT B")

STATEMENT OF NET ASSETS
December 31, 2007

                                                         SUBACCOUNTS
                                           --------------------------------------
                                             Columbia Asset     Columbia Federal
                                           Allocation Fund, VS Securities Fund, VS
                                           ------------------- -------------------
ASSETS
  Investment in the portfolios, at value..     $11,609,273         $1,941,380
  Receivable from Prudential Annuities
   Life Assurance Corporation.............         833,259            409,094
                                               -----------         ----------
  Total Assets............................      12,442,532          2,350,474

LIABILITIES
  Payable to former unitholders...........         566,245            313,384
                                               -----------         ----------

NET ASSETS
  Attributable to accumulation units......     $11,876,287         $2,037,090
                                               ===========         ==========

  Units outstanding.......................         719,278            178,440
                                               ===========         ==========

  Portfolio shares held...................         761,264            185,423
  Portfolio net asset value per share.....     $     15.25         $    10.47
  Investment in portfolio shares, at
   cost...................................     $ 9,474,124         $1,997,554

STATEMENT OF OPERATIONS
For the period ended
December 31, 2007
                                                         SUBACCOUNTS
                                           --------------------------------------
                                             Columbia Asset     Columbia Federal
                                           Allocation Fund, VS Securities Fund, VS
                                           ------------------- -------------------
INVESTMENT INCOME
  Dividend income.........................     $   352,824         $  138,860
                                               -----------         ----------

EXPENSES
  Charges to the Contract owners for
   assuming mortality risk and expense
   risk and for administration............         123,119             20,463
                                               -----------         ----------

NET INVESTMENT INCOME (LOSS)..............         229,705            118,397
                                               -----------         ----------

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS
  Capital gains distributions received....       1,177,684                  0
  Realized gain (loss) on shares
   redeemed...............................         692,486            (21,012)
  Net change in unrealized gain (loss) on
   investments............................      (1,041,317)            22,860
                                               -----------         ----------

NET GAIN (LOSS) ON
   INVESTMENTS............................         828,853              1,848
                                               -----------         ----------

NET INCREASE (DECREASE) IN NET
   ASSETS RESULTING FROM
   OPERATIONS.............................     $ 1,058,558         $  120,245
                                               ===========         ==========

  The accompanying notes are an integral part of these financial statements.

                                      A21

                     [THIS PAGE INTENTIONALLY LEFT BLANK]



                                      A22

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                     SUBACCOUNTS
                               --------------------------------------------------------------------------------------
                                AST AllianceBernstein Growth   AST T. Rowe Price Large-Cap AST American Century Income
                                     & Income Portfolio             Growth Portfolio           & Growth Portfolio
                               ------------------------------  --------------------------  --------------------------
                                 01/01/2007      01/01/2006     01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                     to              to             to            to            to            to
                                 12/31/2007      12/31/2006     12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               --------------  --------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $  (17,704,582) $  (16,181,954) $ (6,200,858) $ (4,371,904) $    279,308  $  1,113,509
  Capital gains distributions
   received...................     61,979,608               0             0             0             0             0
  Realized gain (loss) on
   shares redeemed............    205,486,914     200,478,461    15,546,208    17,561,796    33,228,197    28,841,039
  Net change in unrealized
   gain (loss) on
   investments................   (179,786,786)    140,289,258     8,833,754    (1,423,663)  (38,308,671)   20,219,074
                               --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................     69,975,154     324,585,765    18,179,104    11,766,229    (4,801,166)   50,173,622
                               --------------  --------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................     50,187,874      72,467,757   100,676,819    78,480,816    16,831,924    11,098,124
  Surrenders, withdrawals and
   death benefits.............   (262,444,505)   (260,393,296)  (39,696,476)  (32,763,238)  (60,253,133)  (52,544,977)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   (211,396,986)   (610,591,030)   21,852,543     6,443,025   (31,808,647)  (18,286,628)
  Withdrawal and other
   charges....................     (1,304,181)     (1,539,243)     (190,930)     (183,373)     (278,495)     (307,511)
                               --------------  --------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   (424,957,798)   (800,055,812)   82,641,956    51,977,230   (75,508,351)  (60,040,992)
                               --------------  --------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   (354,982,644)   (475,470,047)  100,821,060    63,743,459   (80,309,517)   (9,867,370)

NET ASSETS
  Beginning of period.........  2,257,991,398   2,733,461,445   311,809,941   248,066,482   372,463,604   382,330,974
                               --------------  --------------  ------------  ------------  ------------  ------------
  End of period............... $1,903,008,754  $2,257,991,398  $412,631,001  $311,809,941  $292,154,087  $372,463,604
                               ==============  ==============  ============  ============  ============  ============

  Beginning units.............    119,941,388     167,796,720    25,617,789    18,693,659    23,133,067    27,143,236
                               --------------  --------------  ------------  ------------  ------------  ------------
  Units issued................     35,945,663      48,015,062    26,618,403    22,925,833     7,123,140     6,764,829
  Units redeemed..............    (55,188,766)    (95,870,394)  (18,300,201)  (16,001,703)  (11,701,318)  (10,774,998)
                               --------------  --------------  ------------  ------------  ------------  ------------
  Ending units................    100,698,285     119,941,388    33,935,991    25,617,789    18,554,889    23,133,067
                               ==============  ==============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A23

                                               SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------------------
   AST American Century                                           AST Cohen & Steers Realty      AST UBS Dynamic Alpha
Strategic Allocation Portfolio    AST Money Market Portfolio              Portfolio                    Portfolio
-----------------------------  --------------------------------  ---------------------------  --------------------------
 01/01/2007      01/01/2006       01/01/2007       01/01/2006      01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to              to               to               to              to            to            to            to
 12/31/2007      12/31/2006       12/31/2007       12/31/2006      12/31/2007    12/31/2006    12/31/2007    12/31/2006
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------

$    332,772    $    943,753   $    62,241,599  $    56,250,272  $   5,212,080  $ (1,004,035) $ (1,594,123) $  2,432,160

   8,573,630       4,489,838                 0                0     57,495,321    60,422,848             0             0

  10,418,660      11,836,286                 0                0     70,759,071    34,735,414    10,478,546       980,470

  (7,383,339)     (3,872,371)                0                0   (217,246,755)   39,522,547   (15,562,553)   13,141,544
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------

  11,941,723      13,397,506        62,241,599       56,250,272    (83,780,283)  133,676,774    (6,678,130)   16,554,174
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------


  43,202,064       8,805,872       560,828,375      638,642,435     28,670,821    31,805,661   150,471,579     6,213,317

 (30,072,931)    (31,390,146)   (1,049,233,555)    (863,310,055)   (60,730,635)  (59,117,248)  (34,426,441)  (31,220,838)

  (2,730,522)    (21,741,949)      744,842,473      161,633,520   (168,212,687)   27,874,779   101,765,537    (9,864,015)

    (115,664)       (129,391)       (1,148,688)      (1,201,239)      (234,724)     (273,604)     (131,948)     (144,530)
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------

  10,282,947     (44,455,614)      255,288,605      (64,235,339)  (200,507,225)      289,588   217,678,727   (35,016,066)
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------

  22,224,670     (31,058,108)      317,530,204       (7,985,067)  (284,287,508)  133,966,362   211,000,597   (18,461,892)

 168,793,398     199,851,506     1,602,715,168    1,610,700,235    533,825,475   399,859,113   180,123,307   198,585,199
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------
$191,018,068    $168,793,398   $ 1,920,245,372  $ 1,602,715,168  $ 249,537,967  $533,825,475  $391,123,904  $180,123,307
 ============   ============   ===============  ===============  =============  ============  ============  ============

  11,073,684      13,906,692       137,602,272      139,358,491     18,291,923    18,373,743     9,286,978    10,921,390
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------
   9,118,217       3,615,205     1,020,147,680    1,054,255,094      8,544,554    12,127,342    39,681,870     2,198,703
  (7,593,206)     (6,448,213)     (995,961,786)  (1,056,011,313)   (15,981,623)  (12,209,162)  (20,870,694)   (3,833,115)
 ------------   ------------   ---------------  ---------------  -------------  ------------  ------------  ------------
  12,598,695      11,073,684       161,788,166      137,602,272     10,854,854    18,291,923    28,098,154     9,286,978
 ============   ============   ===============  ===============  =============  ============  ============  ============


  The accompanying notes are an integral part of these financial statements.

                                      A24

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                               ----------------------------------------------------------------------------------
                                AST DeAm Large-Cap Value      AST Neuberger Berman      AST DeAm Small-Cap Value
                                        Portfolio          Small-Cap Growth Portfolio           Portfolio
                               --------------------------  --------------------------  --------------------------
                                01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                    to            to            to            to            to            to
                                12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $ (2,361,955) $ (1,602,179) $ (2,894,604) $ (3,427,658) $   (914,049) $ (1,443,921)
  Capital gains distributions
   received...................   20,764,434    18,920,075             0             0    11,775,750     6,570,928
  Realized gain (loss) on
   shares redeemed............   31,996,682     9,805,114    18,259,056    30,652,148       565,112     3,472,631
  Net change in unrealized
   gain (loss) on
   investments................  (52,808,883)   13,676,224    14,724,170   (14,654,965)  (31,427,929)    9,155,835
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   (2,409,722)   40,799,234    30,088,622    12,569,525   (20,001,116)   17,755,473
                               ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................   28,144,451    23,259,948     5,112,819     6,079,677     8,759,293    10,331,432
  Surrenders, withdrawals and
   death benefits.............  (46,888,977)  (26,319,847)  (34,261,383)  (39,230,876)  (12,586,673)  (10,990,621)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (20,732,931)  119,981,532    (8,671,977)  (24,080,643)  (20,253,303)   (8,512,466)
  Withdrawal and other
   charges....................     (177,259)     (133,610)     (144,560)     (182,454)      (65,134)      (68,669)
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (39,654,716)  116,788,023   (37,965,101)  (57,414,296)  (24,145,817)   (9,240,324)
                               ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (42,064,438)  157,587,257    (7,876,479)  (44,844,771)  (44,146,933)    8,515,149

NET ASSETS
  Beginning of period.........  326,334,427   168,747,170   205,153,443   249,998,214   115,526,877   107,011,728
                               ------------  ------------  ------------  ------------  ------------  ------------
  End of period............... $284,269,989  $326,334,427  $197,276,964  $205,153,443  $ 71,379,944  $115,526,877
                               ============  ============  ============  ============  ============  ============

  Beginning units.............   20,638,243    12,951,926    19,450,742    25,315,162     6,905,652     7,609,139
                               ------------  ------------  ------------  ------------  ------------  ------------
  Units issued................   18,032,697    17,771,303     3,440,685     5,488,644     4,128,389     4,729,371
  Units redeemed..............  (20,951,427)  (10,084,986)   (7,113,981)  (11,353,064)   (5,778,009)   (5,432,858)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Ending units................   17,719,513    20,638,243    15,777,446    19,450,742     5,256,032     6,905,652
                               ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A25

                                              SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------------
                               AST Federated Aggressive
  AST High Yield Portfolio         Growth Portfolio       AST Mid-Cap Value Portfolio AST Small-Cap Value Portfolio
---------------------------  ---------------------------  --------------------------  -----------------------------
  01/01/2007    01/01/2006    01/01/2007     01/01/2006    01/01/2007    01/01/2006     01/01/2007     01/01/2006
      to            to            to             to            to            to             to             to
  12/31/2007    12/31/2006    12/31/2007     12/31/2006    12/31/2007    12/31/2006     12/31/2007     12/31/2006
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------

$  32,264,970  $ 40,888,100  $ (8,876,442) $  (8,885,385) $ (1,710,176) $ (1,414,124) $  (7,514,894) $  (12,052,591)

            0             0    43,708,510     15,277,767     2,960,211    24,113,938     87,320,424      49,106,520

   15,388,911   (24,419,950)   31,725,418     35,408,830    10,234,600     9,068,100     30,944,371      75,487,984

  (42,645,431)   27,574,932   (25,417,898)    10,141,868    (8,757,874)  (15,319,813)  (170,942,010)     51,938,311
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------

    5,008,450    44,043,082    41,139,588     51,943,080     2,726,761    16,448,101    (60,192,109)    164,480,224
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------


   25,952,781    20,666,739    35,912,222     43,134,381     9,937,247     4,978,659     55,049,120      61,812,652

  (73,622,532)  (85,722,235)  (45,758,984)   (37,787,182)  (20,756,194)  (21,521,588)  (110,291,107)   (103,871,205)

 (109,144,924)  (22,338,500)  (53,975,949)  (102,944,252)  (23,777,232)  (12,451,009)   (65,267,402)   (204,126,557)

     (243,685)     (297,617)     (272,688)      (288,959)     (102,252)     (107,008)      (531,434)       (614,763)
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------

 (157,058,360)  (87,691,613)  (64,095,399)   (97,886,012)  (34,698,431)  (29,100,946)  (121,040,823)   (246,799,873)
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------

 (152,049,910)  (43,648,531)  (22,955,811)   (45,942,932)  (31,971,670)  (12,652,845)  (181,232,932)    (82,319,649)

  532,516,445   576,164,976   485,583,169    531,526,101   143,922,030   156,574,875    956,553,776   1,038,873,425
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------
$ 380,466,535  $532,516,445  $462,627,358  $ 485,583,169  $111,950,360  $143,922,030  $ 775,320,844  $  956,553,776
=============  ============  ============  =============  ============  ============  =============  ==============

   33,761,176    39,066,844    29,587,042     36,135,866    10,059,684    12,416,153     47,594,398      60,672,388
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------
   25,796,047    30,713,191    14,133,809     19,688,730     4,106,563     3,653,302     20,335,375      21,103,354
  (35,493,533)  (36,018,859)  (18,217,791)   (26,237,554)   (6,529,616)   (6,009,771)   (25,582,943)    (34,181,344)
-------------  ------------  ------------  -------------  ------------  ------------  -------------  --------------
   24,063,690    33,761,176    25,503,060     29,587,042     7,636,631    10,059,684     42,346,830      47,594,398
=============  ============  ============  =============  ============  ============  =============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A26

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                    SUBACCOUNTS
                               ------------------------------------------------------------------------------------
                                     AST Goldman Sachs        AST Goldman Sachs Mid-Cap       AST Goldman Sachs
                               Concentrated Growth Portfolio      Growth Portfolio        Small-Cap Value Portfolio
                               ----------------------------  --------------------------  --------------------------
                                 01/01/2007     01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                     to             to            to            to            to            to
                                 12/31/2007     12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               -------------  -------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $  (8,679,853) $  (9,467,304) $ (5,668,398) $ (5,820,374) $ (1,612,663) $ (2,476,547)
  Capital gains distributions
   received...................             0              0             0             0    45,242,043    40,861,131
  Realized gain (loss) on
   shares redeemed............    53,368,886      2,233,701    30,817,137    37,821,668    15,544,218     6,638,358
  Net change in unrealized
   gain (loss) on
   investments................    25,650,999     58,960,243    23,794,436   (17,480,348)  (68,565,413)  (11,558,393)
                               -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................    70,340,032     51,726,640    48,943,175    14,520,946    (9,391,815)   33,464,549
                               -------------  -------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    10,457,253      8,795,662    14,548,383    16,661,910       622,700       886,002
  Surrenders, withdrawals and
   death benefits.............  (119,941,238)  (122,540,564)  (30,717,825)  (25,906,242)  (36,229,906)  (38,038,229)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   (19,752,402)   (47,614,579)  (32,146,850)  (86,761,342)  (26,331,852)  (28,704,675)
  Withdrawal and other
   charges....................      (530,745)      (629,260)     (203,279)     (220,119)     (132,794)     (166,133)
                               -------------  -------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (129,767,132)  (161,988,741)  (48,519,571)  (96,225,793)  (62,071,852)  (66,023,035)
                               -------------  -------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   (59,427,100)  (110,262,101)      423,604   (81,704,847)  (71,463,667)  (32,558,486)

NET ASSETS
  Beginning of period.........   618,327,034    728,589,135   307,253,354   388,958,201   216,392,575   248,951,061
                               -------------  -------------  ------------  ------------  ------------  ------------
  End of period............... $ 558,899,934  $ 618,327,034  $307,676,958  $307,253,354  $144,928,908  $216,392,575
                               =============  =============  ============  ============  ============  ============

  Beginning units.............    27,074,050     33,370,561    38,464,330    52,067,714     8,373,435    11,096,171
                               -------------  -------------  ------------  ------------  ------------  ------------
  Units issued................     8,681,149      4,746,190    15,233,252    14,009,387       593,577       864,432
  Units redeemed..............   (12,507,155)   (11,042,701)  (21,819,603)  (27,612,771)   (2,947,968)   (3,587,168)
                               -------------  -------------  ------------  ------------  ------------  ------------
  Ending units................    23,248,044     27,074,050    31,877,979    38,464,330     6,019,044     8,373,435
                               =============  =============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A27

                                                SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------------------
                                  AST Lord Abbett Bond-       AST Marsico Capital Growth
AST Large-Cap Value Portfolio      Debenture Portfolio                 Portfolio              AST MFS Growth Portfolio
----------------------------  ----------------------------  ------------------------------  ---------------------------
  01/01/2007     01/01/2006     01/01/2007     01/01/2006     01/01/2007      01/01/2006     01/01/2007     01/01/2006
      to             to             to             to             to              to             to             to
  12/31/2007     12/31/2006     12/31/2007     12/31/2006     12/31/2007      12/31/2006     12/31/2007     12/31/2006
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------

$  (3,664,362) $  (4,840,018) $  21,698,057  $  18,794,122  $  (38,736,170) $  (42,748,603) $ (6,440,776) $  (7,504,298)

   16,352,550     15,703,898      2,142,252      7,573,032               0               0             0              0

   47,974,576     24,034,460     22,641,911     (4,551,585)    241,187,163     262,016,869    43,643,008     17,053,776

  (88,823,133)    69,111,136    (21,939,467)    22,619,799      86,368,081     (93,062,055)   14,311,645     25,215,420
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------

  (28,160,369)   104,009,476     24,542,753     44,435,368     288,819,074     126,206,211    51,513,877     34,764,898
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------


   92,196,623     90,802,172     18,796,090     24,146,633     142,564,142     173,793,008     8,688,601     22,856,978

 (101,000,333)  (100,802,220)   (62,181,441)   (59,868,207)   (288,425,950)   (265,019,710)  (70,130,084)   (76,246,045)

  (76,307,728)   (58,492,297)   (68,898,804)   (88,472,891)   (239,445,933)   (491,191,220)  (36,152,671)   (89,715,806)

     (354,779)      (408,685)      (317,324)      (341,997)     (1,442,850)     (1,633,360)     (295,892)      (351,539)
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------

  (85,466,217)   (68,901,030)  (112,601,479)  (124,536,462)   (386,750,591)   (584,051,282)  (97,890,046)  (143,456,412)
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------

 (113,626,586)    35,108,446    (88,058,726)   (80,101,094)    (97,931,517)   (457,845,071)  (46,376,169)  (108,691,514)

  695,105,294    659,996,848    582,676,194    662,777,288   2,486,478,857   2,944,323,928   440,821,348    549,512,862
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------
$ 581,478,708  $ 695,105,294  $ 494,617,468  $ 582,676,194  $2,388,547,340  $2,486,478,857  $394,445,179  $ 440,821,348
=============  =============  =============  =============  ==============  ==============  ============  =============

   34,653,644     34,769,059     44,058,082     54,113,090     166,628,186     206,075,734    47,011,478     63,684,303
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------
   17,180,239     19,723,298     27,826,878     24,890,491      64,349,256      71,907,548     6,828,200      9,362,958
  (18,700,254)   (19,838,713)   (35,938,679)   (34,945,499)    (87,105,185)   (111,355,096)  (17,003,737)   (26,035,783)
-------------  -------------  -------------  -------------  --------------  --------------  ------------  -------------
   33,133,629     34,653,644     35,946,281     44,058,082     143,872,257     166,628,186    36,835,941     47,011,478
=============  =============  =============  =============  ==============  ==============  ============  =============

  The accompanying notes are an integral part of these financial statements.

                                      A28

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                      SUBACCOUNTS
                               ----------------------------------------------------------------------------------------
                                   AST Neuberger Berman       AST Neuberger Berman Mid-Cap      AST Small-Cap Growth
                                 Mid-Cap Growth Portfolio            Value Portfolio                  Portfolio
                               ----------------------------  ------------------------------  --------------------------
                                 01/01/2007     01/01/2006     01/01/2007      01/01/2006     01/01/2007    01/01/2006
                                     to             to             to              to             to            to
                                 12/31/2007     12/31/2006     12/31/2007      12/31/2006     12/31/2007    12/31/2006
                               -------------  -------------  --------------  --------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $ (10,330,391) $  (9,983,892) $  (10,599,355) $  (13,993,200) $ (2,743,442) $ (2,662,732)
  Capital gains distributions
   received...................             0              0     141,415,432     200,189,759             0             0
  Realized gain (loss) on
   shares redeemed............    80,859,795     69,822,006      94,644,150      90,952,564     6,839,331     4,450,327
  Net change in unrealized
   gain (loss) on
   investments................    47,230,162     13,812,271    (206,006,188)   (171,640,658)    4,887,742    16,116,645
                               -------------  -------------  --------------  --------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   117,759,566     73,650,385      19,454,039     105,508,465     8,983,631    17,904,240
                               -------------  -------------  --------------  --------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    30,895,857     26,627,565      35,613,369      48,399,430    18,572,251    16,719,431
  Surrenders, withdrawals and
   death benefits.............  (112,087,611)  (100,094,041)   (163,613,869)   (168,794,587)  (26,918,971)  (28,232,094)
  Net transfers between other
   subaccounts or fixed rate
   option.....................    27,635,577    (64,493,038)   (117,927,751)   (236,782,327)  (12,452,912)  (18,581,335)
  Withdrawal and other
   charges....................      (476,991)      (526,886)       (698,095)       (814,066)     (117,467)     (141,864)
                               -------------  -------------  --------------  --------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   (54,033,168)  (138,486,400)   (246,626,346)   (357,991,550)  (20,917,099)  (30,235,862)
                               -------------  -------------  --------------  --------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................    63,726,398    (64,836,015)   (227,172,307)   (252,483,085)  (11,933,468)  (12,331,622)

NET ASSETS
  Beginning of period.........   632,361,967    697,197,982   1,194,347,979   1,446,831,064   169,871,042   182,202,664
                               -------------  -------------  --------------  --------------  ------------  ------------
  End of period............... $ 696,088,365  $ 632,361,967  $  967,175,672  $1,194,347,979  $157,937,574  $169,871,042
                               =============  =============  ==============  ==============  ============  ============

  Beginning units.............    31,115,955     37,762,308      48,463,355      63,124,177    10,694,531    12,336,754
                               -------------  -------------  --------------  --------------  ------------  ------------
  Units issued................    20,316,289     14,754,712      18,993,941      20,947,586     4,854,414     5,415,764
  Units redeemed..............   (21,501,581)   (21,401,065)    (27,671,035)    (35,608,408)   (5,833,412)   (7,057,987)
                               -------------  -------------  --------------  --------------  ------------  ------------
  Ending units................    29,930,663     31,115,955      39,786,261      48,463,355     9,715,533    10,694,531
                               =============  =============  ==============  ==============  ============  ============


  The accompanying notes are an integral part of these financial statements.

                                      A29

                                                SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------------------
AST PIMCO Limited Maturity Bond   AST PIMCO Total Return Bond   AST AllianceBernstein Core     AST AllianceBernstein
           Portfolio                       Portfolio                  Value Portfolio       Managed Index 500 Portfolio
------------------------------  ------------------------------  --------------------------  --------------------------
  01/01/2007      01/01/2006      01/01/2007      01/01/2006     01/01/2007    01/01/2006    01/01/2007    01/01/2006
      to              to              to              to             to            to            to            to
  12/31/2007      12/31/2006      12/31/2007      12/31/2006     12/31/2007    12/31/2006    12/31/2007    12/31/2006
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------

$   36,465,255  $   19,631,263  $    9,324,429  $   32,324,611  $ (1,794,597) $ (1,611,963) $   (868,576) $ (1,814,848)

             0               0               0               0    18,651,905    18,228,551             0             0

     9,874,467      (8,175,115)      3,156,267     (22,416,888)   28,573,468     9,563,671    28,940,111    24,311,918

    14,669,964      17,789,482      84,839,281      20,150,595   (69,144,018)   37,339,548   (24,304,585)   20,983,810
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------

    61,009,686      29,245,630      97,319,977      30,058,318   (23,713,242)   63,519,807     3,766,950    43,480,880
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------


    69,976,415     120,944,150     170,448,859     147,779,897    88,397,350    87,462,533    23,560,907    25,808,202

  (167,657,146)   (163,831,780)   (216,068,642)   (222,898,900)  (43,698,000)  (33,989,236)  (68,919,610)  (72,179,564)

  (106,302,648)   (306,027,713)    (21,252,881)    (28,633,961)  (98,314,508)   53,527,793   (50,689,738)  (49,574,524)

      (682,342)       (792,147)       (821,939)       (929,242)     (190,557)     (174,607)     (274,303)     (334,276)
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------

  (204,665,721)   (349,707,490)    (67,694,603)   (104,682,206)  (53,805,715)  106,826,483   (96,322,744)  (96,280,162)
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------

  (143,656,035)   (320,461,860)     29,625,374     (74,623,888)  (77,518,957)  170,346,290   (92,555,794)  (52,799,282)

 1,352,973,165   1,673,435,025   1,532,654,703   1,607,278,591   450,429,301   280,083,011   438,379,389   491,178,671
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------
$1,209,317,130  $1,352,973,165  $1,562,280,077  $1,532,654,703  $372,910,344  $450,429,301  $345,823,595  $438,379,389
==============  ==============  ==============  ==============  ============  ============  ============  ============

   113,952,602     142,947,781     106,510,754     109,302,587    28,555,762    21,260,157    31,311,242    38,737,867
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------
    44,868,895      54,578,286      55,432,228      55,051,257    17,732,612    21,053,152     9,295,399     9,807,903
   (60,390,438)    (83,573,465)    (56,135,221)    (57,843,090)  (20,969,625)  (13,757,547)  (15,866,865)  (17,234,528)
--------------  --------------  --------------  --------------  ------------  ------------  ------------  ------------
    98,431,059     113,952,602     105,807,761     106,510,754    25,318,749    28,555,762    24,739,776    31,311,242
==============  ==============  ==============  ==============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A30

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                               ----------------------------------------------------------------------------------
                                AST T. Rowe Price Natural    AST T. Rowe Price Asset     AST International Value
                                   Resources Portfolio        Allocation Portfolio              Portfolio
                               --------------------------  --------------------------  --------------------------
                                01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                    to            to            to            to            to            to
                                12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $ (4,770,526) $ (4,930,380) $ (3,585,315) $  1,179,950  $ (2,688,268) $ (1,802,187)
  Capital gains distributions
   received...................   29,576,761    30,810,148    22,512,899    29,241,880             0             0
  Realized gain (loss) on
   shares redeemed............   46,252,591    58,241,724     5,702,790    (2,533,767)   37,297,323    20,568,797
  Net change in unrealized
   gain (loss) on
   investments................   75,090,181   (38,064,015)   (3,062,461)   14,990,803    17,561,850    33,662,745
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................  146,149,007    46,057,477    21,567,913    42,878,866    52,170,905    52,429,355
                               ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................   41,759,160    41,668,675   397,277,733    31,960,127    67,785,127    49,513,230
  Surrenders, withdrawals and
   death benefits.............  (64,542,343)  (47,152,264)  (80,196,062)  (65,693,748)  (45,095,626)  (27,147,948)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   66,979,192   (43,396,410)   45,955,253    23,307,943    36,849,512    44,740,207
  Withdrawal and other
   charges....................     (271,020)     (255,301)     (292,447)     (286,973)     (207,502)     (141,497)
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   43,924,989   (49,135,300)  362,744,477   (10,712,651)   59,331,511    66,963,992
                               ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  190,073,996    (3,077,823)  384,312,390    32,166,215   111,502,416   119,393,347

NET ASSETS
  Beginning of period.........  377,853,157   380,930,980   453,917,826   421,751,611   307,008,826   187,615,479
                               ------------  ------------  ------------  ------------  ------------  ------------
  End of period............... $567,927,153  $377,853,157  $838,230,216  $453,917,826  $418,511,242  $307,008,826
                               ============  ============  ============  ============  ============  ============

  Beginning units.............   11,346,551    12,695,727    23,736,273    22,882,365    16,917,509    12,494,641
                               ------------  ------------  ------------  ------------  ------------  ------------
  Units issued................   13,857,446    11,909,653    60,077,602    12,361,101    18,665,459    14,140,436
  Units redeemed..............  (11,880,759)  (13,258,829)  (31,635,600)  (11,507,193)  (15,123,473)   (9,717,568)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Ending units................   13,323,238    11,346,551    52,178,275    23,736,273    20,459,495    16,917,509
                               ============  ============  ============  ============  ============  ============


  The accompanying notes are an integral part of these financial statements.

                                      A31

                                              SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------------
   AST MFS Global Equity    AST JPMorgan International  AST T. Rowe Price Global Bond    AST International Growth
         Portfolio               Equity Portfolio                Portfolio                       Portfolio
--------------------------  --------------------------  ----------------------------  ------------------------------
 01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007     01/01/2006      01/01/2007      01/01/2006
     to            to            to            to            to             to              to              to
 12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007     12/31/2006      12/31/2007      12/31/2006
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------

$    693,550  $ (1,865,951) $   (881,490) $ (1,553,580) $  4,032,941   $   (510,275)  $  (19,436,713) $   (5,778,597)

  19,847,135    14,326,966             0             0             0      4,651,359       99,688,621               0

  30,285,396    13,459,335    72,727,635    52,492,530     2,381,362     (3,905,923)     176,261,626     183,799,140

 (37,131,974)    9,780,085   (36,759,487)   37,732,770    27,365,025     19,367,994      (28,175,778)     91,107,539
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------

  13,694,107    35,700,435    35,086,658    88,671,720    33,779,328     19,603,155      228,337,756     269,128,082
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------


  11,988,874     9,559,875    22,214,985    18,359,088    24,792,881     23,989,815       70,445,262      90,616,430

 (29,167,500)  (21,198,074)  (70,775,688)  (60,152,203)  (48,156,070)   (41,147,237)    (192,902,729)   (178,084,311)

 (62,056,371)   67,955,379   (21,644,143)   (5,004,501)     (874,891)   (64,697,733)    (190,908,879)   (354,328,822)

    (127,010)     (112,789)     (297,762)     (304,673)     (232,816)      (248,462)        (871,834)       (971,074)
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------

 (79,362,007)   56,204,391   (70,502,608)  (47,102,289)  (24,470,896)   (82,103,617)    (314,238,180)   (442,767,777)
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------

 (65,667,900)   91,904,826   (35,415,950)   41,569,431     9,308,432    (62,500,462)     (85,900,424)   (173,639,695)

 240,811,449   148,906,623   502,228,325   460,658,894   452,329,904    514,830,366    1,536,181,205   1,709,820,900
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------
$175,143,549  $240,811,449  $466,812,375  $502,228,325  $461,638,336   $452,329,904   $1,450,280,781  $1,536,181,205
============  ============  ============  ============  ============   ============   ==============  ==============

  14,954,097    11,542,613    20,776,118    22,661,386    35,160,659     41,855,611       74,075,677      98,133,364
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------
   7,822,766    11,914,212    14,061,306    13,807,158    23,378,020     21,412,879       25,167,864      34,052,827
 (12,629,693)   (8,502,728)  (16,132,247)  (15,692,426)  (25,157,901)   (28,107,831)     (39,332,833)    (58,110,514)
------------  ------------  ------------  ------------  ------------   ------------   --------------  --------------
  10,147,170    14,954,097    18,705,177    20,776,118    33,380,778     35,160,659       59,910,708      74,075,677
============  ============  ============  ============  ============   ============   ==============  ==============

  The accompanying notes are an integral part of these financial statements.

                                      A32

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                       SUBACCOUNTS
                               ------------------------------------------------------------------------------------------
                                  AST Aggressive Asset        AST Capital Growth Asset      AST Balanced Asset Allocation
                                  Allocation Portfolio          Allocation Portfolio                  Portfolio
                               --------------------------  ------------------------------  ------------------------------
                                01/01/2007    01/01/2006     01/01/2007      01/01/2006      01/01/2007      01/01/2006
                                    to            to             to              to              to              to
                                12/31/2007    12/31/2006     12/31/2007      12/31/2006      12/31/2007      12/31/2006
                               ------------  ------------  --------------  --------------  --------------  --------------
OPERATIONS
  Net investment income
   (loss)..................... $ (7,305,946) $ (3,701,687) $  (80,991,641) $  (36,057,684) $  (53,408,651) $  (27,934,427)
  Capital gains distributions
   received...................    2,728,801             0      14,583,579               0      10,877,421               0
  Realized gain (loss) on
   shares redeemed............   14,556,485       994,409      25,705,846        (711,980)     10,954,491       1,432,365
  Net change in unrealized
   gain (loss) on
   investments................   15,542,202    29,630,043     309,219,189     244,855,287     225,680,868     170,438,653
                               ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   25,521,542    26,922,765     268,516,973     208,085,623     194,104,129     143,936,591
                               ------------  ------------  --------------  --------------  --------------  --------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................  160,413,749   127,376,546   2,015,830,885   1,700,743,711   1,390,847,386   1,269,277,796
  Surrenders, withdrawals and
   death benefits.............  (23,729,491)   (9,193,916)   (175,825,481)    (70,134,881)   (175,301,959)    (73,710,326)
  Net transfers between other
   subaccounts or fixed rate
   option.....................    6,043,249   158,929,497      70,573,422     999,815,222      97,813,870     772,649,199
  Withdrawal and other
   charges....................     (219,795)     (103,726)     (1,124,258)       (438,025)       (833,013)       (366,297)
                               ------------  ------------  --------------  --------------  --------------  --------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  142,507,712   277,008,401   1,909,454,568   2,629,986,027   1,312,526,284   1,967,850,372
                               ------------  ------------  --------------  --------------  --------------  --------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  168,029,254   303,931,166   2,177,971,541   2,838,071,650   1,506,630,413   2,111,786,963

NET ASSETS
  Beginning of period.........  338,015,197    34,084,031   3,056,729,065     218,657,415   2,302,446,071     190,659,108
                               ------------  ------------  --------------  --------------  --------------  --------------
  End of period............... $506,044,451  $338,015,197  $5,234,700,606  $3,056,729,065  $3,809,076,484  $2,302,446,071
                               ============  ============  ==============  ==============  ==============  ==============

  Beginning units.............   29,758,635     3,409,311     274,471,163      21,855,191     209,952,238      19,037,082
                               ------------  ------------  --------------  --------------  --------------  --------------
  Units issued................   47,683,825    46,147,821     416,597,034     382,158,761     278,937,880     279,070,825
  Units redeemed..............  (36,022,542)  (19,798,497)   (253,153,738)   (129,542,789)   (163,931,268)    (88,155,669)
                               ------------  ------------  --------------  --------------  --------------  --------------
  Ending units................   41,419,918    29,758,635     437,914,459     274,471,163     324,958,850     209,952,238
                               ============  ============  ==============  ==============  ==============  ==============


  The accompanying notes are an integral part of these financial statements.

                                      A33

                                          SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------
   AST Conservative Asset       AST Preservation Asset
    Allocation Portfolio         Allocation Portfolio       Davis Value Portfolio     Evergreen VA Balanced Fund
----------------------------  --------------------------  ------------------------  ---------------------------
  01/01/2007     01/01/2006    01/01/2007    01/01/2006    01/01/2007   01/01/2006  01/01/2007     01/01/2006
      to             to            to            to            to           to          to             to
  12/31/2007     12/31/2006    12/31/2007    12/31/2006    12/31/2007   12/31/2006  12/31/2007     12/31/2006
--------------  ------------  ------------  ------------  -----------  -----------  ----------     -----------

$  (14,769,914) $ (6,468,078) $ (7,156,000) $ (2,639,197) $   (50,298) $   (70,886) $  158,182    $    66,414

     2,456,706             0             0             0      508,895            0           0              0

     5,866,997     1,947,545    18,894,570       857,830    1,474,486      450,826     123,941        (36,554)

    62,009,167    36,156,421    16,874,669    12,796,758   (1,476,311)   1,167,108      26,398        468,130
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------

    55,562,956    31,635,888    28,613,239    11,015,391      456,772    1,547,048     308,521        497,990
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------


   453,400,089   299,523,900   228,973,369   129,076,642        3,114       12,580       3,896          3,311

   (56,825,592)  (23,854,174)  (32,421,611)  (10,684,516)  (2,113,963)  (1,368,209)   (936,068)      (572,072)

   129,479,706   212,951,392    93,752,664   109,499,246      633,349    3,373,312      14,398       (528,899)

      (233,183)     (118,196)     (129,253)      (55,863)     (20,617)     (20,827)    (15,449)       (16,599)
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------

   525,821,020   488,502,922   290,175,169   227,835,509   (1,498,117)   1,996,856    (933,223)    (1,114,259)
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------

   581,383,976   520,138,810   318,788,408   238,850,900   (1,041,345)   3,543,904    (624,702)      (616,269)

   561,803,967    41,665,157   250,007,194    11,156,294   13,705,564   10,161,660   6,174,236      6,790,505
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------
$1,143,187,943  $561,803,967  $568,795,602  $250,007,194  $12,664,219  $13,705,564  $5,549,534    $ 6,174,236
==============  ============  ============  ============  ===========  ===========   ==========    ===========

    51,724,638     4,156,115    23,553,542     1,111,640    1,082,056      911,967     590,857        704,369
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------
   103,329,126    77,180,222    83,601,551    44,533,338      259,921      408,006      40,492         25,286
   (56,499,935)  (29,611,699)  (56,817,239)  (22,091,436)    (374,408)    (237,917)   (126,551)      (138,798)
--------------  ------------  ------------  ------------  -----------  -----------   ----------    -----------
    98,553,829    51,724,638    50,337,854    23,553,542      967,569    1,082,056     504,798        590,857
==============  ============  ============  ============  ===========  ===========   ==========    ===========

  The accompanying notes are an integral part of these financial statements.

                                      A34

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                SUBACCOUNTS
                               ----------------------------------------------------------------------------
                                                         Evergreen VA International Evergreen VA Fundamental
                               Evergreen VA Growth Fund         Equity Fund              Large Cap Fund
                               ------------------------  -------------------------  -----------------------
                                01/01/2007   01/01/2006   01/01/2007    01/01/2006   01/01/2007  01/01/2006
                                    to           to           to            to           to          to
                                12/31/2007   12/31/2007   12/31/2007    12/31/2006   12/31/2007  12/31/2006
                               -----------  -----------  ------------  -----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)..................... $  (711,470) $  (747,600) $    991,138  $ 1,797,832  $   (36,522) $  (14,303)
  Capital gains distributions
   received...................   8,359,322    2,423,286     8,182,510    3,992,333      674,528     151,870
  Realized gain (loss) on
   shares redeemed............   3,010,088    3,353,571     9,494,317    7,845,472      695,681     380,652
  Net change in unrealized
   gain (loss) on
   investments................  (6,960,318)  (1,672,998)   (6,309,111)    (153,768)    (695,066)    430,298
                               -----------  -----------  ------------  -----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   3,697,622    3,356,259    12,358,854   13,481,869      638,621     948,517
                               -----------  -----------  ------------  -----------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................   3,746,033    3,826,544    11,207,927   10,177,879        8,216      10,631
  Surrenders, withdrawals and
   death benefits.............  (5,451,331)  (5,052,087)  (12,987,070)  (6,810,978)  (1,210,200)   (988,930)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (4,084,260)  (4,266,678)   10,908,784   10,175,999     (382,058)    250,287
  Withdrawal and other
   charges....................     (37,019)     (39,322)      (79,138)     (51,386)     (23,170)    (24,461)
                               -----------  -----------  ------------  -----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (5,826,577)  (5,531,543)    9,050,503   13,491,514   (1,607,212)   (752,473)
                               -----------  -----------  ------------  -----------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (2,128,955)  (2,175,284)   21,409,357   26,973,383     (968,591)    196,044

NET ASSETS
  Beginning of period.........  43,826,409   46,001,693    91,051,734   64,078,351    9,482,236   9,286,192
                               -----------  -----------  ------------  -----------  -----------  ----------
  End of period............... $41,697,454  $43,826,409  $112,461,091  $91,051,734  $ 8,513,645  $9,482,236
                               ===========  ===========  ============  ===========  ===========  ==========

  Beginning units.............   3,503,745    4,018,842     5,001,170    4,304,433      703,512     765,339
                               -----------  -----------  ------------  -----------  -----------  ----------
  Units issued................   1,749,567    2,664,047     5,621,093    5,048,825       65,084     110,075
  Units redeemed..............  (2,200,844)  (3,179,144)   (5,213,484)  (4,352,088)    (176,937)   (171,902)
                               -----------  -----------  ------------  -----------  -----------  ----------
  Ending units................   3,052,468    3,503,745     5,408,779    5,001,170      591,659     703,512
                               ===========  ===========  ============  ===========  ===========  ==========


  The accompanying notes are an integral part of these financial statements.

                                      A35

                                       SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
                          Evergreen VA Special Values Evergreen VA Diversified Columbia Money Market Fund,
 Evergreen VA Omega Fund            Fund                Income Builder Fund               VS
------------------------  --------------------------  -----------------------  --------------------------
 01/01/2007   01/01/2006   01/01/2007    01/01/2006    01/01/2007  01/01/2006   01/01/2007    01/01/2006
     to           to           to            to            to          to           to            to
 12/31/2007   12/31/2006   12/31/2007    12/31/2006    12/31/2007  12/31/2006   12/31/2007    12/31/2006
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------

$  (234,092) $  (367,065) $    (9,803)   $  (55,731)  $   224,546  $  141,673  $   102,340   $   107,113

          0            0    1,034,019       986,910        60,729           0            0             0

  3,313,947    1,018,253      591,009       456,046        89,376     100,173            0             0

   (975,111)     363,971   (2,305,094)      131,595      (220,473)     54,419            0             0
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------

  2,104,744    1,015,159     (689,869)    1,518,820       154,178     296,265      102,340       107,113
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------


  1,390,887    1,115,513        8,598        24,610         1,155      20,905       (7,819)        1,096

 (3,198,089)  (2,646,531)    (918,077)     (952,430)     (670,281)   (740,698)  (2,860,059)   (2,987,383)

   (608,072)  (5,655,643)    (329,513)      387,939      (349,384)    568,602    2,740,338     2,221,290

    (35,365)     (38,656)     (19,921)      (21,169)      (15,202)    (16,457)      (3,631)       (3,610)
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------

 (2,450,639)  (7,225,317)  (1,258,913)     (561,050)   (1,033,712)   (167,648)    (131,171)     (768,607)
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------

   (345,895)  (6,210,158)  (1,948,782)      957,770      (879,534)    128,617      (28,831)     (661,494)

 22,281,153   28,491,311    8,852,093     7,894,323     6,868,720   6,740,103    2,597,272     3,258,766
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------
$21,935,258  $22,281,153  $ 6,903,311    $8,852,093   $ 5,989,186  $6,868,720  $ 2,568,441   $ 2,597,272
===========  ===========   ===========   ==========   ===========  ==========  ===========   ===========

  2,450,162    3,270,392      368,393       393,403       468,336     479,922      246,470       320,640
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------
  1,462,945      859,483       49,710        89,751        88,691      84,134      270,236       258,787
 (1,787,146)  (1,679,713)    (102,464)     (114,761)     (155,514)    (95,720)    (282,284)     (332,957)
-----------  -----------   -----------   ----------   -----------  ----------  -----------   -----------
  2,125,961    2,450,162      315,639       368,393       401,513     468,336      234,422       246,470
===========  ===========   ===========   ==========   ===========  ==========  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A36

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                               SUBACCOUNTS
                               ----------------------------------------------------------------------------
                               Columbia Small Company  Columbia Large Cap Growth Prudential SP International
                                   Growth Fund, VS             Stock, VS             Growth Portfolio
                               ----------------------  ------------------------  --------------------------
                               01/01/2007  01/01/2006   01/01/2007   01/01/2006   01/01/2007    01/01/2006
                                   to          to           to           to           to            to
                               12/31/2007  12/31/2006   12/31/2007   12/31/2006   12/31/2007    12/31/2006
                               ----------  ----------  -----------  -----------  -----------   -----------
OPERATIONS
  Net investment income
   (loss)..................... $  (11,179) $  (13,420) $   (70,068) $   (82,796) $  (397,635)  $    78,615
  Capital gains distributions
   received...................          0           0            0            0    6,884,448     2,834,880
  Realized gain (loss) on
   shares redeemed............    128,089     191,550      531,919      292,249    6,012,268     3,090,899
  Net change in unrealized
   gain (loss) on
   investments................     13,100     (29,935)   1,040,669      901,382   (5,465,838)     (126,050)
                               ----------  ----------  -----------  -----------  -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................    130,010     148,195    1,502,520    1,110,835    7,033,243     5,878,344
                               ----------  ----------  -----------  -----------  -----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................       (207)        353        3,406        3,814      451,787     1,322,197
  Surrenders, withdrawals and
   death benefits.............   (131,215)   (358,812)  (1,491,334)  (3,195,091)  (6,862,153)   (4,297,948)
  Net transfers between other
   subaccounts or fixed rate
   option.....................    (82,318)    (19,223)  (1,278,161)    (384,921)   7,655,455     7,615,678
  Withdrawal and other
   charges....................     (1,617)     (2,188)     (13,489)     (17,115)     (29,112)      (23,879)
                               ----------  ----------  -----------  -----------  -----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   (215,357)   (379,870)  (2,779,578)  (3,593,313)   1,215,977     4,616,048
                               ----------  ----------  -----------  -----------  -----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................    (85,347)   (231,675)  (1,277,058)  (2,482,478)   8,249,220    10,494,392

NET ASSETS
  Beginning of period.........  1,154,647   1,386,322   11,755,050   14,237,528   43,165,895    32,671,503
                               ----------  ----------  -----------  -----------  -----------   -----------
  End of period............... $1,069,300  $1,154,647  $10,477,992  $11,755,050  $51,415,115   $43,165,895
                               ==========  ==========  ===========  ===========  ===========   ===========

  Beginning units.............     61,522      82,198    1,028,389    1,359,332    3,003,554     2,708,809
                               ----------  ----------  -----------  -----------  -----------   -----------
  Units issued................      1,017         673        5,880        4,776    3,781,478     4,134,159
  Units redeemed..............    (11,813)    (21,349)    (234,438)    (335,719)  (3,741,761)   (3,839,414)
                               ----------  ----------  -----------  -----------  -----------   -----------
  Ending units................     50,726      61,522      799,831    1,028,389    3,043,271     3,003,554
                               ==========  ==========  ===========  ===========  ===========   ===========

  The accompanying notes are an integral part of these financial statements.

                                      A37

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------------
 Gartmore NVIT Developing                                 First Trust Target Focus Four
          Markets           First Trust The Dow Target 10         Portfolio             First Trust Energy Sector
--------------------------  ----------------------------  ----------------------------  -----------------------
 01/01/2007    01/01/2006    01/01/2007      01/01/2006    01/01/2007     01/01/2006     01/01/2007   01/01/2006
     to            to            to              to            to             to             to           to
 12/31/2007    12/31/2006    12/31/2007      12/31/2006    12/31/2007     12/31/2006     3/16/2007*   12/31/2006
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------

$ (4,406,002) $ (3,020,361) $   (359,001)   $  (298,508)  $   (80,220)   $   (85,887)   $    (9,177)  $  (49,420)

  51,064,989    24,511,856             0              0             0              0              0            0

  44,763,374    38,701,978     2,229,490      1,983,148       447,884        394,365      1,556,749    1,061,121

  27,984,471    14,192,813    (2,151,440)     2,149,270      (212,530)      (138,785)    (1,596,090)    (514,292)
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------

 119,406,832    74,386,286      (280,951)     3,833,910       155,134        169,693        (48,518)     497,409
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------


  39,356,712    33,488,032     1,849,118      2,580,959       248,350        226,520          4,057       40,698

 (53,564,679)  (37,834,276)   (2,437,444)    (2,221,051)   (1,070,540)      (995,856)       (95,809)    (490,003)

  50,203,241   (39,629,985)  (10,887,401)    12,155,804     7,638,026       (664,232)    (4,218,784)    (343,684)

    (215,114)     (184,649)      (16,136)       (14,093)       (5,192)        (5,751)          (896)      (5,512)
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------

  35,780,160   (44,160,878)  (11,491,863)    12,501,619     6,810,644     (1,439,319)    (4,311,432)    (798,501)
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------

 155,186,992    30,225,408   (11,772,814)    16,335,529     6,965,778     (1,269,626)    (4,359,950)    (301,092)

 323,570,554   293,345,146    27,949,971     11,614,442     5,731,923      7,001,549      4,359,950    4,661,042
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------
$478,757,546  $323,570,554  $ 16,177,157    $27,949,971   $12,697,701    $ 5,731,923    $         0   $4,359,950
============  ============   ============   ===========    ===========    ===========   ===========   ==========

  14,181,235    17,520,729     2,310,852      1,226,145     1,128,706      1,468,037        148,976      177,562
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------
  17,637,155    17,333,824     1,612,884      3,176,937       946,307        173,572          2,476       47,393
 (17,714,261)  (20,673,318)   (2,563,026)    (2,092,230)     (583,167)      (512,903)      (151,452)     (75,979)
------------  ------------   ------------   -----------    -----------    -----------   -----------   ----------
  14,104,129    14,181,235     1,360,710      2,310,852     1,491,846      1,128,706              0      148,976
============  ============   ============   ===========    ===========    ===========   ===========   ==========

*  Date subaccount was no longer available for investment.


  The accompanying notes are an integral part of these financial statements.

                                      A38

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                              SUBACCOUNTS
                               -------------------------------------------------------------------------------
                                                              First Trust PharmHealth
                               First Trust Financial Services          Sector           First Trust Technology
                               -----------------------------  -----------------------  -----------------------
                                01/01/2007     01/01/2006      01/01/2007  01/01/2006   01/01/2007  01/01/2006
                                    to             to              to          to           to          to
                                3/16/2007*     12/31/2006      3/16/2007*  12/31/2006   3/16/2007*  12/31/2006
                                -----------    ----------     -----------  ----------  -----------  ----------
OPERATIONS
  Net investment income
   (loss)..................... $    (7,089)    $  (36,314)    $    (6,030) $  (30,053) $    (2,479) $  (13,703)
  Capital gains distributions
   received...................           0              0               0           0            0           0
  Realized gain (loss) on
   shares redeemed............   1,168,057        263,908         677,159      81,707      328,330      (1,396)
  Net change in unrealized
   gain (loss) on
   investments................  (1,266,852)       284,263        (650,523)    152,819     (344,074)     42,161
                                -----------     ----------    -----------  ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................    (105,884)       511,857          20,606     204,473      (18,223)     27,062
                                -----------     ----------    -----------  ----------  -----------  ----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................       5,033         34,242           4,873      39,005        1,456      11,578
  Surrenders, withdrawals and
   death benefits.............    (181,765)      (447,833)       (110,276)   (330,115)     (44,771)   (253,974)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (3,192,808)      (216,153)     (2,782,812)   (103,053)  (1,226,228)    (27,238)
  Withdrawal and other
   charges....................        (774)        (4,446)           (589)     (4,024)        (258)     (1,690)
                                -----------     ----------    -----------  ----------  -----------  ----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (3,370,314)      (634,190)     (2,888,804)   (398,187)  (1,269,801)   (271,324)
                                -----------     ----------    -----------  ----------  -----------  ----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (3,476,198)      (122,333)     (2,868,198)   (193,714)  (1,288,024)   (244,262)

NET ASSETS
  Beginning of period.........   3,476,198      3,598,531       2,868,198   3,061,912    1,288,024   1,532,286
                                -----------     ----------    -----------  ----------  -----------  ----------
  End of period............... $        (0)    $3,476,198     $        (0) $2,868,198  $         0  $1,288,024
                                ===========     ==========    ===========  ==========  ===========  ==========

  Beginning units.............     192,834        230,880         245,114     282,129      254,686     308,467
                                -----------     ----------    -----------  ----------  -----------  ----------
  Units issued................       2,292         20,885           1,697      28,329        1,237      24,414
  Units redeemed..............    (195,126)       (58,931)       (246,811)    (65,344)    (255,923)    (78,195)
                                -----------     ----------    -----------  ----------  -----------  ----------
  Ending units................           0        192,834               0     245,114            0     254,686
                                ===========     ==========    ===========  ==========  ===========  ==========

*  Date subaccount was no longer available for investment.


  The accompanying notes are an integral part of these financial statements.

                                      A39

                                         SUBACCOUNTS (Continued)
---------------------------------------------------------------------------------------------------------
First Trust Global Dividend    First Trust NASDAQ
         Target 15                 Target 15         First Trust S&P Target 24   First Trust Managed VIP
--------------------------  -----------------------  ------------------------  --------------------------
 01/01/2007    01/01/2006    01/01/2007  01/01/2006   01/01/2007   01/01/2006   01/01/2007    01/01/2006
     to            to            to          to           to           to           to            to
 12/31/2007    12/31/2006    12/31/2007  12/31/2006   12/31/2007   12/31/2006   12/31/2007    12/31/2006
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------

$ (2,761,248) $ (1,112,432) $  (126,996) $  (87,502) $  (261,488) $  (261,352) $ (3,285,388) $ (3,214,208)

           0             0            0           0            0            0             0             0

  25,019,980     2,824,074    1,471,731     359,256      741,588      678,407    17,576,113    11,127,745

  (9,583,405)   20,443,439       83,416     193,480     (151,056)    (313,802)   (1,161,311)    8,160,773
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------

  12,675,327    22,155,081    1,428,151     465,234      329,044      103,253    13,129,414    16,074,310
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------


  35,807,455    16,109,982      903,050     567,638    2,994,280    3,225,482    20,126,283    39,414,454

 (20,460,276)   (9,122,089)  (1,235,474)   (831,400)  (1,315,152)  (2,071,338)  (16,252,184)  (15,883,091)

  16,954,640    62,924,819    2,910,865     568,600   (2,250,495)  (3,225,910)  (46,553,690)  (18,405,304)

     (85,597)      (42,010)      (6,094)     (5,705)     (16,208)     (17,214)     (155,112)     (175,098)
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------

  32,216,222    69,870,702    2,572,347     299,133     (587,575)  (2,088,980)  (42,834,703)    4,950,961
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------

  44,891,549    92,025,783    4,000,498     764,367     (258,531)  (1,985,727)  (29,705,289)   21,025,271

 128,825,541    36,799,758    7,316,458   6,552,091   16,056,366   18,042,093   203,897,808   182,872,537
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------
$173,717,090  $128,825,541  $11,316,956  $7,316,458  $15,797,835  $16,056,366  $174,192,519  $203,897,808
============  ============  ===========  ==========  ===========  ===========  ============  ============

   7,224,534     2,795,376      686,462     673,491    1,496,950    1,715,684    15,281,221    15,095,695
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------
  12,861,370     8,549,490    1,236,164     338,442      990,858      995,338     8,620,725    12,146,732
 (11,380,787)   (4,120,332)  (1,066,111)   (325,471)  (1,062,915)  (1,214,072)  (11,872,506)  (11,961,206)
------------  ------------  -----------  ----------  -----------  -----------  ------------  ------------
   8,705,117     7,224,534      856,515     686,462    1,424,893    1,496,950    12,029,440    15,281,221
============  ============  ===========  ==========  ===========  ===========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A40

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                  SUBACCOUNTS
                               -------------------------------------------------------------------------------------
                                 First Trust Value Line
                                       Target 25          First Trust Dow Target Dividend     ProFund VP Asia 30
                               -------------------------  ------------------------------  --------------------------
                                01/01/2007   01/01/2006    01/01/2007      01/01/2006      01/01/2007    01/01/2006
                                    to           to            to              to              to            to
                                12/31/2007   12/31/2006    12/31/2007      12/31/2006      12/31/2007    12/31/2006
                               -----------  ------------   ------------    ------------   ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $  (611,353) $   (696,726) $ (1,649,125)   $ (1,424,166)   $ (2,650,815) $ (1,132,327)
  Capital gains distributions
   received...................           0             0             0               0               0             0
  Realized gain (loss) on
   shares redeemed............   3,333,434     4,454,883     7,004,619       1,436,917      77,228,833    11,950,842
  Net change in unrealized
   gain (loss) on
   investments................   3,430,262    (3,444,443)   (6,204,445)     11,986,715     (22,040,130)   19,090,406
                               -----------  ------------   ------------    ------------   ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   6,152,343       313,714      (848,951)     11,999,466      52,537,888    29,908,921
                               -----------  ------------   ------------    ------------   ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................   5,419,985     8,556,417    16,958,884      33,060,165      20,195,180     9,611,397
  Surrenders, withdrawals and
   death benefits.............  (5,240,270)   (6,069,926)   (8,010,283)     (5,234,254)    (20,001,165)  (10,689,096)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (6,045,029)  (13,054,303)  (26,042,618)      2,722,430       4,539,932    75,005,994
  Withdrawal and other
   charges....................     (26,325)      (30,166)      (55,679)        (49,560)        (77,426)      (53,418)
                               -----------  ------------   ------------    ------------   ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (5,891,639)  (10,597,978)  (17,149,696)     30,498,781       4,656,521    73,874,877
                               -----------  ------------   ------------    ------------   ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................     260,704   (10,284,264)  (17,998,647)     42,498,247      57,194,409   103,783,798

NET ASSETS
  Beginning of period.........  43,760,308    54,044,572   100,921,871      58,423,624     172,273,964    68,490,166
                               -----------  ------------   ------------    ------------   ------------  ------------
  End of period............... $44,021,012  $ 43,760,308  $ 82,923,224    $100,921,871    $229,468,373  $172,273,964
                               ===========  ============   ============    ============   ============  ============

  Beginning units.............   3,690,582     4,713,454     8,908,522       5,988,499       8,238,599     4,504,345
                               -----------  ------------   ------------    ------------   ------------  ------------
  Units issued................   1,593,740     2,094,912     7,564,240      11,940,423      34,400,771    24,207,820
  Units redeemed..............  (2,064,865)   (3,117,784)   (9,107,786)     (9,020,400)    (35,320,484)  (20,473,566)
                               -----------  ------------   ------------    ------------   ------------  ------------
  Ending units................   3,219,457     3,690,582     7,364,976       8,908,522       7,318,886     8,238,599
                               ===========  ============   ============    ============   ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A41

                                          SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------------

    ProFund VP Banks            ProFund VP Bear        ProFund VP Biotechnology  ProFund VP Basic Materials
------------------------  --------------------------  -------------------------  --------------------------
 01/01/2007   01/01/2006   01/01/2007    01/01/2006    01/01/2007   01/01/2006    01/01/2007    01/01/2006
     to           to           to            to            to           to            to            to
 12/31/2007   12/31/2006   12/31/2007    12/31/2006    12/31/2007   12/31/2006    12/31/2007    12/31/2006
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------

$   147,036  $  (130,831) $    995,313  $     68,135  $  (201,487) $   (236,581) $   (961,895) $   (414,668)

          0            0             0             0            0             0             0             0

 (2,352,518)   1,615,941    (4,551,808)   (6,840,982)    (911,792)   (1,139,217)   11,983,636        12,486

   (585,082)     354,754      (158,292)      (65,361)  (1,218,303)       30,875       933,227       885,483
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------

 (2,790,564)   1,839,864    (3,714,787)   (6,838,208)  (2,331,582)   (1,344,923)   11,954,968       483,301
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------


  1,329,100      805,117       987,250     2,866,249      512,539     1,088,033     8,864,895     3,763,433

 (1,211,579)  (1,736,311)   (5,232,670)   (6,606,733)  (2,573,473)   (1,869,232)   (9,072,221)   (3,381,536)

   (744,406)     519,234     9,118,682    (9,453,008)   8,696,611   (10,577,422)   69,507,252    (4,351,131)

     (5,519)      (8,502)      (25,975)      (33,936)      (8,021)       (9,965)      (40,198)      (18,845)
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------

   (632,404)    (420,462)    4,847,287   (13,227,428)   6,627,656   (11,368,586)   69,259,728    (3,988,079)
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------

 (3,422,968)   1,419,402     1,132,500   (20,065,636)   4,296,074   (12,713,509)   81,214,696    (3,504,778)

 13,291,218   11,871,816    28,388,023    48,453,659   12,289,511    25,003,020    30,609,110    34,113,888
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------
$ 9,868,250  $13,291,218  $ 29,520,523  $ 28,388,023  $16,585,585  $ 12,289,511  $111,823,806  $ 30,609,110
===========  ===========  ============  ============  ===========  ============  ============  ============

    961,152      974,635     4,204,752     6,309,273    1,291,025     2,502,807     2,130,572     2,618,695
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------
  6,315,686    7,818,471    99,137,778    86,655,952    7,899,874     8,576,871    32,416,176    15,108,971
 (6,298,399)  (7,831,954)  (98,925,844)  (88,760,473)  (7,428,110)   (9,788,653)  (28,536,348)  (15,597,094)
-----------  -----------  ------------  ------------  -----------  ------------  ------------  ------------
    978,439      961,152     4,416,686     4,204,752    1,762,789     1,291,025     6,010,400     2,130,572
===========  ===========  ============  ============  ===========  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A42

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                               ----------------------------------------------------------------------------------
                                                                                            ProFund VP Consumer
                                  ProFund VP UltraBull            ProFund VP Bull                Services
                               --------------------------  ----------------------------  ------------------------
                                01/01/2007    01/01/2006     01/01/2007     01/01/2006    01/01/2007   01/01/2006
                                    to            to             to             to            to           to
                                12/31/2007    12/31/2006     12/31/2007     12/31/2006    12/31/2007   12/31/2006
                               ------------  ------------  -------------  -------------  -----------  -----------
OPERATIONS
  Net investment income
   (loss)..................... $   (477,430) $   (488,082) $  (1,285,499) $  (2,013,790) $  (101,955) $   (93,040)
  Capital gains distributions
   received...................    4,237,192     2,056,721      1,322,855      6,981,569            0            0
  Realized gain (loss) on
   shares redeemed............   (2,471,728)    4,958,959      6,424,520     10,459,900     (226,149)     684,732
  Net change in unrealized
   gain (loss) on
   investments................   (2,251,381)    1,292,214     (3,650,949)     3,245,814     (155,137)     169,135
                               ------------  ------------  -------------  -------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................     (963,347)    7,819,812      2,810,927     18,673,493     (483,241)     760,827
                               ------------  ------------  -------------  -------------  -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    2,760,719       991,825      3,545,828      5,284,700      530,210      451,825
  Surrenders, withdrawals and
   death benefits.............   (6,147,562)   (6,450,986)   (17,791,653)   (21,022,983)    (451,651)    (652,663)
  Net transfers between other
   subaccounts or fixed rate
   option.....................      437,128    10,132,148    (86,624,455)     1,646,990   (3,643,498)   2,421,623
  Withdrawal and other
   charges....................      (29,853)      (30,752)       (83,552)       (95,873)      (3,389)      (4,100)
                               ------------  ------------  -------------  -------------  -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   (2,979,568)    4,642,235   (100,953,832)   (14,187,166)  (3,568,328)   2,216,685
                               ------------  ------------  -------------  -------------  -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   (3,942,915)   12,462,047    (98,142,905)     4,486,327   (4,051,569)   2,977,512

NET ASSETS
  Beginning of period.........   53,893,149    41,431,102    227,054,250    222,567,923    6,498,547    3,521,035
                               ------------  ------------  -------------  -------------  -----------  -----------
  End of period............... $ 49,950,234  $ 53,893,149  $ 128,911,345  $ 227,054,250  $ 2,446,978  $ 6,498,547
                               ============  ============  =============  =============  ===========  ===========

  Beginning units.............    4,654,736     4,472,352     18,245,182     20,271,654      601,586      348,500
                               ------------  ------------  -------------  -------------  -----------  -----------
  Units issued................   26,579,294    36,289,359     74,417,266     98,057,582    4,166,245    5,324,786
  Units redeemed..............  (27,098,630)  (36,106,975)   (82,433,694)  (100,084,054)  (4,528,187)  (5,071,700)
                               ------------  ------------  -------------  -------------  -----------  -----------
  Ending units................    4,135,400     4,654,736     10,228,754     18,245,182      239,644      601,586
                               ============  ============  =============  =============  ===========  ===========


  The accompanying notes are an integral part of these financial statements.

                                      A43

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------
   ProFund VP Consumer
          Goods              ProFund VP Oil & Gas        ProFund VP Europe 30        ProFund VP Financials
------------------------  --------------------------  --------------------------  --------------------------
 01/01/2007   01/01/2006   01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to           to           to            to            to            to            to            to
 12/31/2007   12/31/2006   12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------

$  (127,531) $  (193,414) $ (2,715,646) $ (2,487,719) $    263,996  $ (1,111,216) $   (214,548) $   (384,774)

          0            0     4,189,010    12,004,097       865,529     2,102,028             0             0

  1,539,797    1,183,557    26,880,300     6,809,884    14,793,820     7,039,898    (2,242,419)    3,353,809

   (861,787)     603,230    10,665,648     2,711,001    (7,985,579)    4,950,596    (3,139,583)    1,209,156
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------

    550,479    1,593,373    39,019,312    19,037,263     7,937,766    12,981,306    (5,596,550)    4,178,191
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------


    719,302      708,459    15,536,260    17,209,959     7,105,755     5,018,601     2,810,645     3,452,373

 (1,851,758)  (1,250,964)  (19,198,537)  (19,872,744)  (16,481,204)  (13,072,615)   (4,179,991)   (4,175,292)

 12,139,607   10,617,189     9,515,726   (20,941,350)  (31,791,285)   39,904,295   (17,300,745)    9,824,301

     (7,539)      (6,506)      (94,786)      (99,002)      (56,329)      (53,286)      (13,873)      (17,701)
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------

 10,999,612   10,068,178     5,758,663   (23,703,137)  (41,223,063)   31,796,995   (18,683,964)    9,083,681
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------

 11,550,091   11,661,551    44,777,975    (4,665,874)  (33,285,297)   44,778,301   (24,280,514)   13,261,872

 18,574,189    6,912,638   143,519,769   148,185,643   126,117,030    81,338,729    44,680,815    31,418,943
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
$30,124,280  $18,574,189  $188,297,744  $143,519,769  $ 92,831,733  $126,117,030  $ 20,400,301  $ 44,680,815
===========  ===========  ============  ============  ============  ============  ============  ============

  1,569,847      630,384     7,128,072     8,943,170     9,520,644     7,480,817     3,162,737     2,568,147
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
  9,361,091    8,120,128    30,040,226    32,538,390    43,234,150    31,519,947    10,228,546    14,173,650
 (8,582,307)  (7,180,665)  (30,097,341)  (34,353,488)  (46,867,202)  (29,480,120)  (11,612,121)  (13,579,060)
-----------  -----------  ------------  ------------  ------------  ------------  ------------  ------------
  2,348,631    1,569,847     7,070,957     7,128,072     5,887,592     9,520,644     1,779,162     3,162,737
===========  ===========  ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A44

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                               ----------------------------------------------------------------------------------
                               ProFund VP U.S. Government
                                          Plus               ProFund VP Health Care     ACCESS VP High Yield Fund
                               --------------------------  --------------------------  --------------------------
                                01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                    to            to            to            to            to            to
                                12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $  1,296,555  $  1,142,506  $   (829,605) $   (713,005) $  1,249,287  $  1,319,237
  Capital gains distributions
   received...................            0             0             0             0       253,447             0
  Realized gain (loss) on
   shares redeemed............    2,612,621    (1,281,442)    6,344,500       588,598      (751,288)      344,924
  Net change in unrealized
   gain (loss) on
   investments................    1,768,134    (2,707,111)   (3,064,569)    2,510,295      (341,674)      712,106
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................    5,677,310    (2,846,047)    2,450,326     2,385,888       409,772     2,376,267
                               ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    1,186,022     2,163,150     2,747,762     3,908,183       557,453     1,027,442
  Surrenders, withdrawals and
   death benefits.............   (8,561,714)   (7,947,199)   (7,150,639)   (5,154,146)   (4,055,193)   (4,111,844)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   58,128,356   (49,051,686)   (4,148,277)    8,928,346    (1,338,235)   (2,928,414)
  Withdrawal and other
   charges....................      (45,033)      (35,766)      (25,478)      (25,582)       (7,161)       (7,535)
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   50,707,631   (54,871,501)   (8,576,632)    7,656,801    (4,843,136)   (6,020,351)
                               ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   56,384,941   (57,717,548)   (6,126,306)   10,042,689    (4,433,364)   (3,644,084)

NET ASSETS
  Beginning of period.........   31,415,476    89,133,024    63,921,312    53,878,623    31,357,228    35,001,312
                               ------------  ------------  ------------  ------------  ------------  ------------
  End of period............... $ 87,800,417  $ 31,415,476  $ 57,795,006  $ 63,921,312  $ 26,923,864  $ 31,357,228
                               ============  ============  ============  ============  ============  ============

  Beginning units.............    2,703,814     7,185,063     6,342,850     5,510,838     2,745,535     3,307,694
                               ------------  ------------  ------------  ------------  ------------  ------------
  Units issued................   55,034,044    40,852,685    19,306,974    14,601,538    11,509,725    10,215,031
  Units redeemed..............  (50,650,912)  (45,333,934)  (20,328,731)  (13,769,526)  (11,981,092)  (10,777,190)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Ending units................    7,086,946     2,703,814     5,321,093     6,342,850     2,274,168     2,745,535
                               ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A45

                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------

  ProFund VP Industrials       ProFund VP Internet          ProFund VP Japan       ProFund VP Precious Metals
--------------------------  -------------------------  --------------------------  --------------------------
 01/01/2007    01/01/2006    01/01/2007   01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to            to            to           to            to            to            to            to
 12/31/2007    12/31/2006    12/31/2007   12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------

$   (379,939) $   (258,408) $   (97,076) $   (167,029) $  1,530,873  $   (633,485) $  2,294,619  $ (1,208,694)

           0             0            0     1,363,886             0    18,287,139             0             0

   1,623,314       852,573      373,841    (1,629,737)   (2,844,520)   (2,689,478)   12,704,273    12,193,224

    (691,733)      196,213     (266,008)     (126,298)   (2,831,176)  (15,705,535)    1,642,755    (9,537,818)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------

     551,642       790,378       10,757      (559,178)   (4,144,823)     (741,359)   16,641,647     1,446,712
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------


   1,139,306       790,844    1,669,222       403,057     3,676,297     9,576,882    10,607,776    19,681,728

  (2,915,594)   (1,963,996)  (1,687,210)   (1,271,082)   (5,935,533)   (9,106,732)  (14,277,815)  (12,060,967)

  15,135,347      (129,549)   4,036,044   (14,629,847)  (36,643,066)  (60,983,061)   17,962,260     2,635,346

     (10,252)       (8,784)      (5,246)       (6,925)      (23,921)      (43,521)      (68,809)      (77,917)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------

  13,348,807    (1,311,485)   4,012,810   (15,504,797)  (38,926,223)  (60,556,432)   14,223,412    10,178,190
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------

  13,900,449      (521,107)   4,023,567   (16,063,975)  (43,071,046)  (61,297,791)   30,865,059    11,624,902

   9,580,709    10,101,816    9,275,264    25,339,239    67,826,530   129,124,321   124,745,013   113,120,111
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
$ 23,481,158  $  9,580,709  $13,298,831  $  9,275,264  $ 24,755,484  $ 67,826,530  $155,610,072  $124,745,013
============  ============  ===========  ============  ============  ============  ============  ============

     738,445       828,032      487,568     1,329,255     4,321,658     9,015,574     7,735,448     7,463,733
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
  13,430,608    13,560,890    4,369,018     3,257,672    17,346,877    30,467,605    34,486,182    39,950,437
 (12,574,912)  (13,650,477)  (4,209,280)   (4,099,359)  (19,934,333)  (35,161,521)  (34,164,142)  (39,678,722)
------------  ------------  -----------  ------------  ------------  ------------  ------------  ------------
   1,594,141       738,445      647,306       487,568     1,734,202     4,321,658     8,057,488     7,735,448
============  ============  ===========  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A46

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                   SUBACCOUNTS
                               ----------------------------------------------------------------------------------

                                ProFund VP Mid-Cap Growth   ProFund VP Mid-Cap Value   ProFund VP Pharmaceuticals
                               --------------------------  --------------------------  --------------------------
                                01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
                                    to            to            to            to            to            to
                                12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
                               ------------  ------------  ------------  ------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $ (1,298,722) $ (1,265,176) $ (1,072,996) $ (1,438,131) $   (119,236) $   (273,085)
  Capital gains distributions
   received...................    6,386,740     3,054,267     1,841,381    14,030,368             0             0
  Realized gain (loss) on
   shares redeemed............      210,042     2,754,112     8,068,195    (4,556,685)       (9,955)    1,499,730
  Net change in unrealized
   gain (loss) on
   investments................     (129,354)     (283,403)   (7,128,681)      970,217       118,656      (555,287)
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................    5,168,706     4,259,800     1,707,899     9,005,769       (10,535)      671,358
                               ------------  ------------  ------------  ------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    3,436,635     2,895,500     5,376,018     3,994,756     2,117,907     2,329,011
  Surrenders, withdrawals and
   death benefits.............  (10,455,388)  (11,337,324)  (11,672,406)  (12,369,034)   (2,198,128)   (1,969,570)
  Net transfers between other
   subaccounts or fixed rate
   option.....................     (661,847)  (84,413,191)  (34,672,699)    4,732,940    (8,535,100)    9,272,299
  Withdrawal and other
   charges....................      (38,465)      (38,338)      (41,675)      (45,407)      (10,452)      (10,519)
                               ------------  ------------  ------------  ------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   (7,719,065)  (92,893,353)  (41,010,762)   (3,686,745)   (8,625,773)    9,621,221
                               ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   (2,550,359)  (88,633,553)  (39,302,863)    5,319,024    (8,636,308)   10,292,579

NET ASSETS
  Beginning of period.........   67,092,368   155,725,921   104,430,109    99,111,085    21,075,366    10,782,787
                               ------------  ------------  ------------  ------------  ------------  ------------
  End of period............... $ 64,542,009  $ 67,092,368  $ 65,127,246  $104,430,109  $ 12,439,058  $ 21,075,366
                               ============  ============  ============  ============  ============  ============

  Beginning units.............    5,245,813    12,851,561     6,923,953     7,506,708     2,412,795     1,377,678
                               ------------  ------------  ------------  ------------  ------------  ------------
  Units issued................   46,075,271    60,057,424    27,042,120    48,380,955    12,044,838    16,323,829
  Units redeemed..............  (46,631,069)  (67,663,172)  (29,493,420)  (48,963,710)  (13,031,410)  (15,288,712)
                               ------------  ------------  ------------  ------------  ------------  ------------
  Ending units................    4,690,015     5,245,813     4,472,653     6,923,953     1,426,223     2,412,795
                               ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A47

                                           SUBACCOUNTS (Continued)
-------------------------------------------------------------------------------------------------------------
                              ProFund VP Rising Rates
  ProFund VP Real Estate            Opportunity            ProFund VP NASDAQ-100     ProFund VP Semiconductor
--------------------------  --------------------------  --------------------------  -------------------------
 01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007   01/01/2006
     to            to            to            to            to            to            to           to
 12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007   12/31/2006
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------

$   (444,635) $   (631,215) $  1,558,880  $   (208,606) $ (1,363,571) $ (1,237,003) $  (111,218) $   (137,267)

   1,688,286     3,423,208             0             0             0             0            0        99,030

  (8,535,690)    8,427,031    (5,411,250)    4,441,437     9,225,791       814,666      148,468    (1,665,247)

  (4,826,580)    1,937,485    (1,752,421)    2,893,448    (1,158,932)      397,615         (314)      441,315
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------

 (12,118,619)   13,156,509    (5,604,791)    7,126,279     6,703,288       (24,722)      36,936    (1,262,169)
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------


   7,343,219     6,467,388     2,556,856     4,104,489     3,375,601     4,170,114       86,736       488,759

  (7,200,460)   (7,190,419)   (6,336,299)   (8,591,341)  (11,202,446)   (9,077,807)  (1,748,051)   (1,356,844)

 (29,298,928)   22,887,072   (26,421,499)   (3,627,057)   28,110,472   (17,106,599)     971,248    (5,596,137)

     (31,585)      (35,828)      (38,765)      (64,890)      (50,618)      (50,982)      (3,664)       (5,164)
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------

 (29,187,754)   22,128,213   (30,239,707)   (8,178,799)   20,233,009   (22,065,274)    (693,731)   (6,469,386)
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------

 (41,306,373)   35,284,722   (35,844,498)   (1,052,520)   26,936,297   (22,089,996)    (656,795)   (7,731,555)

  69,717,021    34,432,299    70,970,264    72,022,784    67,277,076    89,367,072    5,953,235    13,684,790
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------
$ 28,410,648  $ 69,717,021  $ 35,125,766  $ 70,970,264  $ 94,213,373  $ 67,277,076  $ 5,296,440  $  5,953,235
============  ============  ============  ============  ============  ============  ===========  ============

   3,041,223     1,948,512    10,313,304    11,308,697     7,599,738    11,466,225      842,301     1,777,840
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------
  21,750,815    33,359,668    55,340,107    60,154,786    82,514,143    66,133,245    9,672,802    13,245,330
 (23,219,869)  (32,266,957)  (60,246,900)  (61,150,179)  (81,240,721)  (69,999,732)  (9,808,097)  (14,180,869)
------------  ------------  ------------  ------------  ------------  ------------  -----------  ------------
   1,572,169     3,041,223     5,406,511    10,313,304     8,873,160     7,599,738      707,006       842,301
============  ============  ============  ============  ============  ============  ===========  ============

  The accompanying notes are an integral part of these financial statements.

                                      A48

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                    SUBACCOUNTS
                               -------------------------------------------------------------------------------------

                               ProFund VP Small-Cap Growth   ProFund VP Short Mid-Cap    ProFund VP Short NASDAQ-100
                               ---------------------------  --------------------------  ----------------------------
                                01/01/2007     01/01/2006    01/01/2007    01/01/2006     01/01/2007     01/01/2006
                                    to             to            to            to             to             to
                                12/31/2007     12/31/2006    12/31/2007    12/31/2006     12/31/2007     12/31/2006
                               ------------  -------------  ------------  ------------  -------------  -------------
OPERATIONS
  Net investment income
   (loss)..................... $ (1,233,892) $  (1,726,667) $    189,325  $    (52,404) $   1,470,206  $    (456,628)
  Capital gains distributions
   received...................   10,679,126     17,365,750             0             0              0              0
  Realized gain (loss) on
   shares redeemed............  (10,525,394)    (3,469,243)     (373,955)   (2,071,813)    (5,794,133)    (3,199,061)
  Net change in unrealized
   gain (loss) on
   investments................   (1,715,420)      (857,842)      (15,226)       29,034       (288,413)      (473,315)
                               ------------  -------------  ------------  ------------  -------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   (2,795,580)    11,311,998      (199,856)   (2,095,183)    (4,612,340)    (4,129,004)
                               ------------  -------------  ------------  ------------  -------------  -------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    3,734,214      4,669,105       208,172       351,365        780,260      2,875,673
  Surrenders, withdrawals and
   death benefits.............  (10,703,202)   (14,040,390)     (470,016)   (1,555,009)    (3,161,015)    (7,580,337)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (32,518,721)  (107,391,872)   (3,203,297)    4,324,910     (5,244,240)     1,333,425
  Withdrawal and other
   charges....................      (39,091)       (54,371)       (1,862)       (2,621)       (20,651)       (44,979)
                               ------------  -------------  ------------  ------------  -------------  -------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (39,526,800)  (116,817,528)   (3,467,003)    3,118,645     (7,645,646)    (3,416,218)
                               ------------  -------------  ------------  ------------  -------------  -------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (42,322,380)  (105,505,530)   (3,666,859)    1,023,462    (12,257,986)    (7,545,222)

NET ASSETS
  Beginning of period.........   79,247,181    184,752,711     5,103,715     4,080,253     23,704,012     31,249,234
                               ------------  -------------  ------------  ------------  -------------  -------------
  End of period............... $ 36,924,801  $  79,247,181  $  1,436,856  $  5,103,715  $  11,446,026  $  23,704,012
                               ============  =============  ============  ============  =============  =============

  Beginning units.............    5,414,930     13,796,968       616,685       471,870      4,161,359      5,301,419
                               ------------  -------------  ------------  ------------  -------------  -------------
  Units issued................   31,898,795     54,775,100    16,996,708    16,490,081    133,681,404    157,650,754
  Units redeemed..............  (34,910,438)   (63,157,138)  (17,430,285)  (16,345,266)  (135,528,427)  (158,790,814)
                               ------------  -------------  ------------  ------------  -------------  -------------
  Ending units................    2,403,287      5,414,930       183,108       616,685      2,314,336      4,161,359
                               ============  =============  ============  ============  =============  =============

  The accompanying notes are an integral part of these financial statements.

                                      A49

                                            SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------
                                                                                            ProFund VP
ProFund VP Short Small-Cap  ProFund VP Small-Cap Value     ProFund VP Technology        Telecommunications
--------------------------  --------------------------  --------------------------  --------------------------
 01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to            to            to            to            to            to            to            to
 12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$    342,109  $   (170,866) $   (790,784) $ (1,206,043) $   (271,632) $   (215,221) $   (564,145) $   (287,180)

           0             0     5,396,689     3,789,620             0     1,215,827       154,513             0

     841,733    (4,889,151)   (3,075,722)    4,788,329     1,904,584      (751,448)    6,993,715     4,414,990

     (38,503)       45,479    (5,752,978)      820,990      (461,432)      719,026    (3,026,516)    2,414,952
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

   1,145,339    (5,014,538)   (4,222,795)    8,192,896     1,171,520       968,184     3,557,567     6,542,762
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


     379,674       427,599     4,025,061     4,195,940       607,692       341,533     6,969,294     2,380,193

  (2,566,465)   (4,038,682)   (5,839,730)   (9,516,809)   (3,502,191)   (2,173,905)   (7,846,075)   (3,442,196)

   1,343,659    14,431,368   (64,297,653)   36,468,814    14,421,097       154,210   (11,213,581)   29,837,254

      (8,133)      (12,198)      (25,638)      (38,080)       (7,453)       (6,740)      (30,250)      (17,093)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

    (851,265)   10,808,087   (66,137,960)   31,109,865    11,519,145    (1,684,902)  (12,120,612)   28,758,158
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

     294,074     5,793,549   (70,360,755)   39,302,761    12,690,665      (716,718)   (8,563,045)   35,300,920

  12,447,786     6,654,237   100,514,672    61,211,911    14,523,954    15,240,672    44,101,064     8,800,144
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 12,741,860  $ 12,447,786  $ 30,153,917  $100,514,672  $ 27,214,619  $ 14,523,954  $ 35,538,019  $ 44,101,064
============  ============  ============  ============  ============  ============  ============  ============

   1,564,369       726,430     6,877,715     4,739,545     2,300,676     2,697,378     5,122,795     1,288,772
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
  70,775,536    62,360,428    17,639,985    38,801,365    19,884,883    12,347,314    28,928,530    32,035,431
 (70,777,339)  (61,522,489)  (22,309,308)  (36,663,195)  (18,762,524)  (12,744,016)  (30,673,646)  (28,201,408)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   1,562,566     1,564,369     2,208,392     6,877,715     3,423,035     2,300,676     3,377,679     5,122,795
============  ============  ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A50

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                    SUBACCOUNTS
                               ------------------------------------------------------------------------------------
                                 ProFund VP UltraMid-Cap    ProFund VP UltraNASDAQ-100    ProFund VP UltraSmall-Cap
                               --------------------------  ----------------------------  --------------------------
                                01/01/2007    01/01/2006     01/01/2007     01/01/2006    01/01/2007    01/01/2006
                                    to            to             to             to            to            to
                                12/31/2007    12/31/2006     12/31/2007     12/31/2006    12/31/2007    12/31/2006
                               ------------  ------------  -------------  -------------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $ (1,151,102) $ (1,316,406) $    (975,140) $    (937,357) $   (168,444) $   (801,087)
  Capital gains distributions
   received...................    1,657,662    11,946,631              0     26,656,831             0             0
  Realized gain (loss) on
   shares redeemed............   (3,683,462)   (7,174,886)    14,380,129    (30,314,358)   (6,022,267)    7,310,972
  Net change in unrealized
   gain (loss) on
   investments................     (265,895)     (124,376)    (3,407,379)     5,426,521        63,409     1,149,610
                               ------------  ------------  -------------  -------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   (3,442,797)    3,330,963      9,997,610        831,637    (6,127,302)    7,659,495
                               ------------  ------------  -------------  -------------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    7,237,442     7,971,265      1,901,053      2,992,138     1,091,284     1,354,285
  Surrenders, withdrawals and
   death benefits.............   (9,273,569)   (9,046,713)    (7,232,539)    (7,920,855)   (4,906,882)   (7,110,358)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   (8,382,163)  (11,154,567)    24,979,371    (27,330,439)  (24,540,597)   15,407,407
  Withdrawal and other
   charges....................      (44,035)      (46,611)       (59,897)       (68,578)      (18,645)      (30,967)
                               ------------  ------------  -------------  -------------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (10,462,325)  (12,276,626)    19,587,988    (32,327,734)  (28,374,840)    9,620,367
                               ------------  ------------  -------------  -------------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (13,905,122)   (8,945,663)    29,585,598    (31,496,097)  (34,502,142)   17,279,862

NET ASSETS
  Beginning of period.........   78,716,867    87,662,530     64,704,885     96,200,982    56,994,100    39,714,238
                               ------------  ------------  -------------  -------------  ------------  ------------
  End of period............... $ 64,811,745  $ 78,716,867  $  94,290,483  $  64,704,885  $ 22,491,958  $ 56,994,100
                               ============  ============  =============  =============  ============  ============

  Beginning units.............    4,459,972     5,482,307     40,480,462     55,241,779     3,417,950     3,106,543
                               ------------  ------------  -------------  -------------  ------------  ------------
  Units issued................   44,823,444    46,373,947    194,852,292    204,489,672    18,150,861    41,972,438
  Units redeemed..............  (46,031,061)  (47,396,282)  (195,631,186)  (219,250,989)  (19,938,471)  (41,661,031)
                               ------------  ------------  -------------  -------------  ------------  ------------
  Ending units................    3,252,355     4,459,972     39,701,568     40,480,462     1,630,340     3,417,950
                               ============  ============  =============  =============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A51

                                           SUBACCOUNTS (Continued)
------------------------------------------------------------------------------------------------------------
   ProFund VP Utilities     ProFund VP Large-Cap Growth ProFund VP Large-Cap Value       Rydex Nova Fund
--------------------------  --------------------------  --------------------------  ------------------------
 01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007   01/01/2006
     to            to            to            to            to            to            to           to
 12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007   12/31/2006
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

$   (768,315) $    149,097  $ (1,177,562) $ (1,037,442) $ (1,244,615) $ (1,181,661) $   (12,754) $   (12,584)

   1,109,981             0     1,384,240       888,115     5,037,853     1,264,432            0            0

  14,467,941     4,195,668     6,085,460     3,316,938     3,180,466    11,576,445      633,954      316,369

  (4,092,928)    8,419,690    (3,722,468)    1,705,934    (7,973,921)    2,659,173     (571,755)     864,041
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

  10,716,679    12,764,455     2,569,670     4,873,545    (1,000,217)   14,318,389       49,445    1,167,826
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------


  13,215,301     7,866,830     3,315,205     2,221,056     2,703,968     2,754,118       (4,932)      49,790

 (15,163,779)   (9,673,572)  (11,191,105)   (8,897,501)  (16,150,222)  (12,532,283)  (1,354,724)    (772,071)

  70,815,459    17,157,280     4,372,555    (5,575,517)  (67,923,315)   69,401,237     (830,019)    (924,996)

     (64,234)      (45,728)      (35,830)      (29,414)      (50,896)      (41,009)      (6,484)      (7,773)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

  68,802,747    15,304,810    (3,539,175)  (12,281,376)  (81,420,465)   59,582,063   (2,196,159)  (1,655,050)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------

  79,519,426    28,069,265      (969,505)   (7,407,831)  (82,420,682)   73,900,452   (2,146,714)    (487,224)

 103,909,704    75,840,439    75,650,121    83,057,952   152,132,150    78,231,698    7,255,497    7,742,721
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
$183,429,130  $103,909,704  $ 74,680,616  $ 75,650,121  $ 69,711,468  $152,132,150  $ 5,108,783  $ 7,255,497
============  ============  ============  ============  ============  ============  ===========  ===========

   7,381,263     6,382,647     6,835,604     8,052,293    12,385,897     7,436,771      949,995    1,194,218
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  32,754,129    25,602,151    28,411,156    20,635,318    41,025,923    39,828,056       23,146       53,843
 (29,433,931)  (24,603,535)  (28,828,313)  (21,852,007)  (47,657,946)  (34,878,930)    (302,883)    (298,066)
------------  ------------  ------------  ------------  ------------  ------------  -----------  -----------
  10,701,461     7,381,263     6,418,447     6,835,604     5,753,874    12,385,897      670,258      949,995
============  ============  ============  ============  ============  ============  ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A52

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                               SUBACCOUNTS
                               ---------------------------------------------------------------------------
                                                         Rydex Inverse S&P 500
                                    Rydex OTC Fund           Strategy Fund        AIM V.I. Dynamics Fund
                               ------------------------  ---------------------  --------------------------
                                01/01/2007   01/01/2006  01/01/2007 01/01/2006   01/01/2007    01/01/2006
                                    to           to          to         to           to            to
                                12/31/2007   12/31/2006  12/31/2007 12/31/2006   12/31/2007    12/31/2006
                               -----------  -----------  ---------- ----------  ------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $  (300,740) $  (364,781) $  14,959  $   44,636  $ (1,114,077) $ (1,183,230)
  Capital gains distributions
   received...................           0            0          0           0             0             0
  Realized gain (loss) on
   shares redeemed............  (3,069,291)  (6,335,698)  (156,980)   (135,002)    6,621,123    14,160,822
  Net change in unrealized
   gain (loss) on
   investments................   6,810,575    7,628,032    136,665      16,020       947,861    (5,944,075)
                               -----------  -----------  ---------  ----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................   3,440,544      927,553     (5,356)    (74,346)    6,454,907     7,033,517
                               -----------  -----------  ---------  ----------  ------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................      44,680      116,008     (1,671)      6,405     4,421,233     4,337,447
  Surrenders, withdrawals and
   death benefits.............  (4,363,125)  (3,629,112)   (83,646)   (329,717)  (11,256,403)  (10,667,286)
  Net transfers between other
   subaccounts or fixed rate
   option.....................  (2,910,701)  (3,579,403)  (164,685)    (46,507)   (4,635,697)    4,770,189
  Withdrawal and other
   charges....................     (40,688)     (46,596)      (563)       (779)      (61,002)      (70,418)
                               -----------  -----------  ---------  ----------  ------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (7,269,834)  (7,139,103)  (250,565)   (370,598)  (11,531,869)   (1,630,068)
                               -----------  -----------  ---------  ----------  ------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (3,829,290)  (6,211,550)  (255,921)   (444,944)   (5,076,962)    5,403,449

NET ASSETS
  Beginning of period.........  24,010,626   30,222,176    736,343   1,181,287    66,083,698    60,680,249
                               -----------  -----------  ---------  ----------  ------------  ------------
  End of period............... $20,181,336  $24,010,626  $ 480,422  $  736,343  $ 61,006,736  $ 66,083,698
                               ===========  ===========  =========  ==========  ============  ============

  Beginning units.............   3,716,598    4,873,588     85,606     125,308     5,239,057     5,599,675
                               -----------  -----------  ---------  ----------  ------------  ------------
  Units issued................      84,173      123,069     25,594       3,821     3,197,483     6,395,132
  Units redeemed..............  (1,113,763)  (1,280,059)   (55,013)    (43,523)   (4,115,329)   (6,755,750)
                               -----------  -----------  ---------  ----------  ------------  ------------
  Ending units................   2,687,008    3,716,598     56,187      85,606     4,321,211     5,239,057
                               ===========  ===========  =========  ==========  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A53

                                            SUBACCOUNTS (Continued)
--------------------------------------------------------------------------------------------------------------
AIM V.I. Financial Services AIM V.I. Global Health Care                              Wells Fargo Advantage VT
           Fund                        Fund              AIM V.I. Technology Fund      Asset Allocation Fund
--------------------------  --------------------------  --------------------------  --------------------------
 01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006    01/01/2007    01/01/2006
     to            to            to            to            to            to            to            to
 12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006    12/31/2007    12/31/2006
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

$    (40,718) $     46,038  $ (1,522,979) $ (1,648,441) $   (826,324) $   (927,085) $    647,856  $    903,363

   3,280,015       431,961             0             0             0             0     1,325,177     1,193,735

   6,054,077     9,181,399    11,989,367    10,463,229     4,939,710     3,518,452        39,212    (1,410,178)

 (22,776,808)     (248,852)   (1,461,035)   (5,351,631)     (636,723)    3,057,764     3,434,674     9,617,815
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (13,483,434)    9,410,546     9,005,353     3,463,157     3,476,663     5,649,131     5,446,919    10,304,735
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------


   3,037,088     4,614,474     3,768,535     5,787,774       864,689       914,541        (6,589)       71,600

  (8,850,724)   (9,160,474)  (15,489,160)  (14,462,406)   (9,813,625)   (8,770,855)  (25,746,288)  (24,903,994)

 (16,855,108)  (10,798,717)   (8,624,657)   (8,972,276)   (5,286,227)   (7,695,052)   (4,472,432)   (5,680,234)

     (46,190)      (59,559)      (84,166)      (93,849)      (64,227)      (77,837)      (50,090)      (60,752)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (22,714,934)  (15,404,276)  (20,429,448)  (17,740,757)  (14,299,390)  (15,629,203)  (30,275,399)  (30,573,380)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------

 (36,198,368)   (5,993,730)  (11,424,095)  (14,277,600)  (10,822,727)   (9,980,072)  (24,828,480)  (20,268,645)

  75,553,307    81,547,037   102,317,416   116,595,016    62,385,894    72,365,966    98,745,792   119,014,437
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
$ 39,354,939  $ 75,553,307  $ 90,893,321  $102,317,416  $ 51,563,167  $ 62,385,894  $ 73,917,312  $ 98,745,792
============  ============  ============  ============  ============  ============  ============  ============

   4,622,845     5,701,538     7,589,339     8,908,929    10,801,420    13,664,681     3,848,459     5,123,162
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   2,007,292     2,604,962     3,839,422     3,693,931     2,721,160     1,858,442        80,017       104,011
  (3,495,444)   (3,683,655)   (5,278,252)   (5,013,521)   (5,274,344)   (4,721,703)   (1,207,123)   (1,378,714)
------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
   3,134,693     4,622,845     6,150,509     7,589,339     8,248,236    10,801,420     2,721,353     3,848,459
============  ============  ============  ============  ============  ============  ============  ============

  The accompanying notes are an integral part of these financial statements.

                                      A54

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                SUBACCOUNTS
                               --------------------------------------------------------------------------------
                                Wells Fargo Advantage VT  Wells Fargo Advantage VT C&B Wells Fargo Advantage VT
                                   Equity Income Fund       Large Cap Value Fund        Large Company Core Fund
                               -------------------------  ---------------------------  ------------------------
                                01/01/2007    01/01/2006   01/01/2007     01/01/2006    01/01/2007   01/01/2006
                                    to            to           to             to            to           to
                                12/31/2007    12/31/2006   12/31/2007     12/31/2006    12/31/2007   12/31/2006
                               ------------  -----------   -----------   -----------   -----------  -----------
OPERATIONS
  Net investment income
   (loss)..................... $    (62,579) $    (2,596) $   (61,464)   $    10,014   $  (274,159) $  (163,931)
  Capital gains distributions
   received...................    2,155,192       63,843            0              0             0            0
  Realized gain (loss) on
   shares redeemed............    3,826,425    1,618,833    2,285,767      1,054,385    (2,019,701)  (4,106,694)
  Net change in unrealized
   gain (loss) on
   investments................   (5,510,395)   3,325,673   (2,495,401)     2,183,118     2,675,937    6,963,692
                               ------------  -----------   -----------   -----------   -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................      408,643    5,005,753     (271,098)     3,247,517       382,077    2,693,067
                               ------------  -----------   -----------   -----------   -----------  -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................    3,276,975    3,055,029       58,054              0         7,984       21,279
  Surrenders, withdrawals and
   death benefits.............   (5,221,258)  (4,373,151)  (4,174,932)    (3,407,537)   (4,310,572)  (5,097,416)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   (8,743,494)   3,809,930     (676,916)        91,360      (949,959)    (647,596)
  Withdrawal and other
   charges....................      (19,870)     (22,546)      (6,850)        (7,898)       (8,786)      (8,695)
                               ------------  -----------   -----------   -----------   -----------  -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (10,707,647)   2,469,262   (4,800,644)    (3,324,075)   (5,261,333)  (5,732,428)
                               ------------  -----------   -----------   -----------   -----------  -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (10,299,004)   7,475,015   (5,071,742)       (76,558)   (4,879,256)  (3,039,361)

NET ASSETS
  Beginning of period.........   38,998,300   31,523,285   17,808,402     17,884,960    21,202,351   24,241,712
                               ------------  -----------   -----------   -----------   -----------  -----------
  End of period............... $ 28,699,296  $38,998,300  $12,736,660    $17,808,402   $16,323,095  $21,202,351
                               ============  ===========   ===========   ===========   ===========  ===========

  Beginning units.............    2,821,977    2,707,129    1,591,535      1,933,881     1,079,378    1,406,297
                               ------------  -----------   -----------   -----------   -----------  -----------
  Units issued................    1,592,635    1,885,796      167,293        317,756        14,344       27,457
  Units redeemed..............   (2,385,465)  (1,770,948)    (596,182)      (660,102)     (270,886)    (354,376)
                               ------------  -----------   -----------   -----------   -----------  -----------
  Ending units................    2,029,147    2,821,977    1,162,646      1,591,535       822,836    1,079,378
                               ============  ===========   ===========   ===========   ===========  ===========

  The accompanying notes are an integral part of these financial statements.

                                      A55

                                       SUBACCOUNTS (Continued)
-----------------------------------------------------------------------------------------------------
Wells Fargo Advantage VT Wells Fargo Advantage VT   Wells Fargo Advantage VT   Wells Fargo Advantage VT
International Core Fund  Large Company Growth Fund      Money Market Fund       Small Cap Growth Fund
----------------------   ------------------------  --------------------------  -----------------------
01/01/2007   01/01/2006   01/01/2007   01/01/2006   01/01/2007    01/01/2006    01/01/2007  01/01/2006
    to           to           to           to           to            to            to          to
12/31/2007   12/31/2006   12/31/2007   12/31/2006   12/31/2007    12/31/2006    12/31/2007  12/31/2006
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------

$  (41,762)  $    3,599  $  (145,679) $  (164,276) $    790,804  $    761,331  $   (74,289) $  (76,334)

   207,783      102,448            0            0             0             0      778,814     130,376

   394,270      304,265      276,367     (575,186)            0             0      113,297    (224,048)

  (239,318)      43,521      514,174      729,877             0             0     (204,670)  1,172,977
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------

   320,973      453,833      644,862       (9,585)      790,804       761,331      613,152   1,002,971
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------


    (7,111)       7,194        1,580       81,941       (34,331)        7,860        3,364      42,367

  (636,914)    (412,862)  (2,020,084)  (1,880,122)  (24,232,850)  (27,257,897)  (1,026,761)   (758,856)

   399,413      (30,589)    (605,042)    (578,153)   22,643,587    24,804,135     (343,476)   (191,396)

    (2,122)      (2,037)      (6,638)      (8,060)       (9,686)      (10,187)      (3,730)     (3,757)
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------

  (246,734)    (438,294)  (2,630,184)  (2,384,394)   (1,633,280)   (2,456,089)  (1,370,603)   (911,642)
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------

    74,239       15,539   (1,985,322)  (2,393,979)     (842,476)   (1,694,758)    (757,451)     91,329

 2,665,928    2,650,389   10,629,247   13,023,226    25,268,127    26,962,885    5,302,928   5,211,599
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------
$2,740,167   $2,665,928  $ 8,643,925  $10,629,247  $ 24,425,651  $ 25,268,127  $ 4,545,477  $5,302,928
==========   ==========  ===========  ===========  ============  ============  ===========  ==========

   240,001      288,646    1,164,432    1,455,694     1,926,769     2,115,112      441,783     529,844
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------
   105,462       67,520      122,619      178,777     2,166,245     2,333,625       35,643      55,802
  (117,808)    (116,165)    (395,152)    (470,039)   (2,288,650)   (2,521,968)    (140,863)   (143,863)
----------   ----------  -----------  -----------  ------------  ------------  -----------  ----------
   227,655      240,001      891,899    1,164,432     1,804,364     1,926,769      336,563     441,783
==========   ==========  ===========  ===========  ============  ============  ===========  ==========

  The accompanying notes are an integral part of these financial statements.

                                      A56

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                                    SUBACCOUNTS
                               --------------------------------------------------------------------------------------


                               Wells Fargo Advantage VT  AST First Trust Balanced Target    AST First Trust Capital
                                Total Return Bond Fund             Portfolio             Appreciation Target Portfolio
                               ------------------------  ------------------------------  ----------------------------
                                01/01/2007   01/01/2006    01/01/2007      3/20/2006*      01/01/2007     3/20/2006*
                                    to           to            to              to              to             to
                                12/31/2007   12/31/2006    12/31/2007      12/31/2006      12/31/2007     12/31/2006
                               -----------  -----------  --------------   ------------   --------------  ------------
OPERATIONS
  Net investment income
   (loss)..................... $   370,833  $   445,806  $  (13,590,949)  $ (3,177,503)  $  (17,154,322) $ (3,612,451)
  Capital gains distributions
   received...................           0            0         363,764              0          988,883             0
  Realized gain (loss) on
   shares redeemed............    (213,183)    (132,080)      3,377,195       (194,131)       6,094,020      (612,530)
  Net change in unrealized
   gain (loss) on
   investments................     354,473       (5,224)     47,974,997     25,669,911       64,620,842    29,551,225
                               -----------  -----------  --------------   ------------   --------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................     512,123      308,502      38,125,007     22,298,277       54,549,423    25,326,244
                               -----------  -----------  --------------   ------------   --------------  ------------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................      10,183      125,116     552,844,037    279,088,386      681,538,652   290,352,077
  Surrenders, withdrawals and
   death benefits.............  (2,953,602)  (2,903,869)    (36,077,943)    (6,350,075)     (37,356,892)   (5,893,901)
  Net transfers between other
   subaccounts or fixed rate
   option.....................    (900,319)  (1,591,085)    130,672,423    164,424,068      193,124,716   189,231,119
  Withdrawal and other
   charges....................      (7,203)      (5,993)       (160,173)       (22,680)        (189,948)      (38,956)
                               -----------  -----------  --------------   ------------   --------------  ------------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............  (3,850,941)  (4,375,831)    647,278,344    437,139,699      837,116,528   473,650,339
                               -----------  -----------  --------------   ------------   --------------  ------------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................  (3,338,818)  (4,067,329)    685,403,351    459,437,976      891,665,951   498,976,583

NET ASSETS
  Beginning of period.........  13,713,815   17,781,144     459,437,976              0      498,976,583             0
                               -----------  -----------  --------------   ------------   --------------  ------------
  End of period............... $10,374,997  $13,713,815  $1,144,841,327   $459,437,976   $1,390,642,534  $498,976,583
                               ===========  ===========  ==============   ============   ==============  ============

  Beginning units.............   1,003,059    1,328,686      43,588,111              0       47,802,399             0
                               -----------  -----------  --------------   ------------   --------------  ------------
  Units issued................      20,802       30,934     117,598,802     55,896,702      152,194,988    66,429,015
  Units redeemed..............    (297,517)    (356,561)    (58,915,898)   (12,308,591)     (77,718,777)  (18,626,616)
                               -----------  -----------  --------------   ------------   --------------  ------------
  Ending units................     726,344    1,003,059     102,271,015     43,588,111      122,278,610    47,802,399
                               ===========  ===========  ==============   ============   ==============  ============

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A57

                                          SUBACCOUNTS (Continued)
----------------------------------------------------------------------------------------------------------
                                                      AST CLS       AST CLS     AST Horizon   AST Horizon
                                                    Growth Asset Moderate Asset Growth Asset Moderate Asset
   AST Advanced Strategies     Columbia High Yield   Allocation    Allocation    Allocation    Allocation
          Portfolio                  Fund VS         Portfolio     Portfolio     Portfolio     Portfolio
----------------------------  --------------------  ------------ -------------- ------------ --------------
  01/01/2007     3/20/2006*   01/01/2007 5/1/2006*  11/19/2007*   11/19/2007*   11/19/2007*   11/19/2007*
      to             to           to         to          to            to            to            to
  12/31/2007     12/31/2006   12/31/2007 12/31/2006  12/31/2007    12/31/2007    12/31/2007    12/31/2007
--------------  ------------  ---------- ---------- ------------ -------------- ------------ --------------

$  (14,825,778) $ (3,845,600)  $ 17,156   $  8,625  $   (15,681)  $   (10,309)   $   (5,604)   $   (3,389)

     1,428,984             0          0      4,037            0             0             0             0

     2,988,920        40,436      2,502        220      (28,693)        7,508         8,482             3

    65,925,385    30,250,619    (15,598)    18,342       83,563        15,493        30,732        15,633
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------

    55,517,511    26,445,455      4,060     31,224       39,189        12,692        33,610        12,247
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------


   580,951,644   308,256,141        353         36    3,695,286     2,275,332     1,725,204     1,163,392

   (41,405,070)   (7,887,144)   (58,025)   (83,076)     (12,049)   (1,065,062)       (1,153)      (32,341)

    83,929,680   210,629,997      2,267    515,249    9,820,670     6,676,054     3,174,633     1,684,298

      (170,411)      (31,863)      (276)      (208)        (284)          (22)          (39)          (19)
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------

   623,305,843   510,967,131    (55,681)   432,001   13,503,623     7,886,302     4,898,645     2,815,330
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------

   678,823,354   537,412,586    (51,621)   463,225   13,542,812     7,898,994     4,932,255     2,827,577

   537,412,586             0    463,225          0            0             0             0             0
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------
$1,216,235,940  $537,412,586   $411,604   $463,225  $13,542,812   $ 7,898,994    $4,932,255    $2,827,577
==============  ============   ========   ========  ===========   ===========    ==========    ==========

    50,595,548             0     43,213          0            0             0             0             0
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------
   112,381,079    65,783,412        553     56,309    1,895,177       938,813       601,445       294,105
   (56,063,322)  (15,187,864)    (5,681)   (13,096)    (717,676)     (151,663)     (117,176)      (15,887)
--------------  ------------   --------   --------  -----------   -----------    ----------    ----------
   106,913,305    50,595,548     38,085     43,213    1,177,501       787,150       484,269       278,218
==============  ============   ========   ========  ===========   ===========    ==========    ==========

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A58

                            FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

STATEMENT OF CHANGES IN NET ASSETS
For the periods ended December 31, 2007 and 2006

                                                               SUBACCOUNTS
                               ------------------------------------------------------------------------------
                               AST Niemann
                                 Capital    AST Western
                               Growth Asset Asset Core
                                Allocation   Plus Bond   Columbia Asset Allocation Columbia Federal Securities
                                Portfolio    Portfolio           Fund, VS                  Fund, VS
                               ------------ -----------  ------------------------  --------------------------
                               11/19/2007*  11/19/2007*    1/1/2007     1/1/2006    1/1/2007       1/1/2006
                                    to          to            to           to          to             to
                                12/31/2007  12/31/2007    12/31/2007   12/31/2006  12/31/2007     12/31/2006
                               ------------ -----------  -----------  -----------  ----------    -----------
OPERATIONS
  Net investment income
   (loss).....................  $   (6,671) $   (48,096) $   229,705  $   221,268  $  118,397    $   126,397
  Capital gains distributions
   received...................           0            0    1,177,684      785,932           0              0
  Realized gain (loss) on
   shares redeemed............      (5,736)           0      692,486      964,540     (21,012)       (45,189)
  Net change in unrealized
   gain (loss) on
   investments................     (33,565)      94,910   (1,041,317)    (505,816)     22,860         (4,842)
                                ----------  -----------  -----------  -----------   ----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   OPERATIONS.................     (45,972)      46,814    1,058,558    1,465,924     120,245         76,366
                                ----------  -----------  -----------  -----------   ----------   -----------

CONTRACT OWNER
   TRANSACTIONS
  Contract owner net
   payments...................   2,159,147   14,648,253       16,624            0         915              0
  Surrenders, withdrawals and
   death benefits.............      (7,666)     (50,908)  (1,978,147)  (2,886,576)   (134,758)    (1,177,209)
  Net transfers between other
   subaccounts or fixed rate
   option.....................   2,911,056   17,217,560     (363,933)    (518,226)    (62,842)      (216,761)
  Withdrawal and other
   charges....................        (126)        (252)     (13,599)     (16,341)     (2,268)        (2,744)
                                ----------  -----------  -----------  -----------   ----------   -----------

NET INCREASE (DECREASE)
   IN NET ASSETS
   RESULTING FROM
   CONTRACT OWNER
   TRANSACTIONS...............   5,062,411   31,814,653   (2,339,055)  (3,421,143)   (198,953)    (1,396,714)
                                ----------  -----------  -----------  -----------   ----------   -----------

TOTAL INCREASE
   (DECREASE) IN NET
   ASSETS.....................   5,016,439   31,861,467   (1,280,497)  (1,955,219)    (78,708)    (1,320,348)

NET ASSETS
  Beginning of period.........           0            0   13,156,784   15,112,003   2,115,798      3,436,146
                                ----------  -----------  -----------  -----------   ----------   -----------
  End of period...............  $5,016,439  $31,861,467  $11,876,287  $13,156,784  $2,037,090    $ 2,115,798
                                ==========  ===========  ===========  ===========   ==========   ===========

  Beginning units.............           0            0      861,185    1,094,741     194,823        324,887
                                ----------  -----------  -----------  -----------   ----------   -----------
  Units issued................     824,545    3,468,998        9,909        3,206      18,018            363
  Units redeemed..............    (322,540)    (274,426)    (151,816)    (236,762)    (34,401)      (130,427)
                                ----------  -----------  -----------  -----------   ----------   -----------
  Ending units................     502,005    3,194,572      719,278      861,185     178,440        194,823
                                ==========  ===========  ===========  ===========   ==========   ===========

*  Date subaccount became available for investment

  The accompanying notes are an integral part of these financial statements.

                                      A59

                       NOTES TO FINANCIAL STATEMENTS OF
                PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION
                   VARIABLE ACCOUNT B ("Variable Account B")

Note 1: General

        Prudential Annuities Life Assurance Corporation Variable Account B, also referred to as the "Separate Account", is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. Prudential Annuities Life Assurance Corporation ("Prudential Annuities" or the "Company"), which became a majority owned subsidiary of Prudential Financial, Inc. on May 1, 2003, commenced operations of the Separate Account, pursuant to Connecticut law on November 25, 1987. Under (S)38a-433 of the Connecticut General Statutes, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of the Company. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Prudential Annuities. However, the Separate Account's obligations, including insurance benefits related to the annuities, are the obligations of Prudential Annuities.

        Effective May 1, 2007, American Skandia Trust and American Skandia Investment Services, Inc. were renamed Advanced Series Trust and AST Investment Services, Inc., respectively.

        On January 1, 2008 American Skandia Life Assurance Corporation (ASLAC) was renamed Prudential Annuities Life Assurance Corporation (PALAC). On January 28, 2008, any product name that contained "American Skandia" was updated with "Advanced Series."

        The Separate Account is used as a funding vehicle for several flexible premium deferred variable annuity contracts, as well as two immediate variable annuities issued by Prudential Annuities. The following is a list of each variable annuity product funded through the Separate Account.

              LifeVest Personal         Advanced Series XTra
               Security Annuity ("PSA")  Credit Premier ("XTra
              Alliance Capital           Credit Premier")
               Navigator ("ACN")        Advanced Series XTra
              Advanced Series Advisor    Credit FOUR ("XTtra
               Plan ("ASAP")             Credit FOUR")
              Advanced Series Advisor   Advanced Series XTra
               Plan II ("ASAP II")       Credit FOUR Premier
              Harvester Variable         ("XTra Credit FOUR
               Annuity ("Harvester       Premier")
               Variable Annuity")       Advanced Series XTra
              Advanced Series Advisor    Credit SIX ("XTra
               Plan II Premier ("ASAP    Credit SIX")
               II Premier")             Advanced Series
              Advanced Series Advisor    Protector ("AS
               Plan III ("ASAP III")     Protector")
              Advanced Series Apex      Wells Fargo Stagecoach
               ("Apex")                  Variable Annuity
              Wells Fargo Stagecoach     ("Stagecoach")
               Apex                     Wells Fargo Stagecoach
              Advanced Series Apex II    Variable Annuity Plus
               ("Apex II")               ("Stagecoach VA+")
              Advanced Series LifeVest  Advanced Series Advisors
               ("ASL")                   Choice ("Choice")
              Wells Fargo Stagecoach    Advanced Series Advisors
               Variable Annuity Flex     Choice 2000 ("Choice
               ("Stagecoach Flex")       2000")
              Advanced Series LifeVest  Advanced Series Impact
               Premier ("ASL Premier")   ("AS Impact")
              Advanced Series LifeVest  Defined Investments
               II ("ASL II")             Annuity
              Advanced Series LifeVest  Galaxy Variable Annuity
               II Premier (ASL II        III ("Galaxy III")
               Premier")                Advanced Series Advisors
              Advanced Series XTra       Income Annuity ("ASAIA")
               Credit ("XTra Credit")   Advanced Series Variable
              Stagecoach Apex II         Immediate Annuity
              Stagecoach ASAP III        ("ASVIA")
              Stagecoach XTra Credit    Advanced Series Optimum
               SIX                      Advanced Series Optimum
              Wells Fargo Stagecoach     Plus
               Extra Credit             Advanced Series Optimum
               ("Stagecoach Extra        Four
               Credit")
              Harvester XTra Credit
               ("Harvester XTra
               Credit")

        The Annuities named above may be used as an investment vehicle for "qualified" investments, including an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)) or as an investment vehicle for "non-qualified" investments. When an Annuity is purchased as

                                      A60
        a "qualified" investment, it does not provide any tax advantages in addition to the preferential treatment already available under the Internal Revenue Code.

        The Separate Account consists of one hundred and twenty-eight subaccounts, each of which invests in either a corresponding portfolio of The Prudential Series Fund, Advanced Series Trust, (collectively the "Series Funds") or one of the non-Prudential administered funds (collectively, the "portfolios"). Certain subaccounts are available with only certain variable annuities offered through the Separate Account.

        The name of each Portfolio and the corresponding subaccount name are as follows:

 Advanced Series Trust     AST MFS Global Equity     Evergreen Variable
 AST AllianceBernstein      Portfolio                Annuity
  Growth & Income          AST JPMorgan              Balanced Fund
  Portfolio                 International Equity     Growth Fund
 AST T. Rowe Price          Portfolio                International Equity Fund
  Large-Cap Growth         AST T. Rowe Price Global  Fundamental Large Cap
  Portfolio                 Bond Portfolio            Fund
 AST American Century      AST International Growth  Omega Fund
  Income & Growth           Portfolio                Special Values Fund
  Portfolio                AST Aggressive Asset      Diversified Income
 AST American Century       Allocation Portfolio      Builder Fund
  Strategic Allocation     AST Capital Growth Asset
  Portfolio                 Allocation Portfolio     First Trust
 AST Money Market          AST Balanced Asset        Managed VIP
  Portfolio                 Allocation Portfolio     The Dow Target 10
 AST Cohen & Steers        AST Conservative Asset    Global DividendTarget 15
  Realty Portfolio          Allocation Portfolio     S&P Target 24
 AST UBS Dynamic Alpha     AST Preservation Asset    NASDAQ Target 15
  Portfolio                 Allocation Portfolio     Value Line Target 25
 AST DeAm Large-Cap Value  AST First Trust Balanced  Target Focus Four
  Portfolio                 Target Portfolio         Dow Target Dividend
 AST Neuberger Berman      AST First Trust Capital
  Small-Cap Growth          Appreciation Target      AIM Variable Insurance
  Portfolio                 Portfolio                Dynamics Fund
 AST DeAm Small-Cap Value  AST Advanced Strategies   Financial Services Fund
  Portfolio                 Portfolio                Global Health Care Fund
 AST High Yield Bond       AST CLS Growth Asset      Technology Fund
  Portfolio                 Allocation Portfolio
 AST Federated Aggressive  AST CLS Moderate Asset    Columbia
  Growth Portfolio          Allocation Portfolio     Large Cap Growth Stock
 AST Mid-Cap Value         AST Horizon Growth Asset   Fund, VS
  Portfolio                 Allocation Portfolio     Asset Allocation Fund, VS
 AST Small-Cap Value       AST Horizon Moderate      Federal Securities Fund,
  Portfolio                 Asset Allocation          VS
 AST Goldman Sachs          Portfolio                Money Market Fund, VS
  Concentrated Growth      AST Nieman Capital        Small Company Growth
  Portfolio                 Growth Asset Allocation   Fund, VS
 AST Goldman Sachs         AST Western Asset Core    High Yield Fund, VS
  Mid-Cap Growth Portfolio  Plus Bond Portfolio
 AST Goldman Sachs                                   ProFunds VP
  Small-Cap Value          Gartmore NVIT             Asia 30
  Portfolio                Developing Markets        Banks
 AST Large-Cap Value                                 Bear
  Portfolio                Prudential Series Funds   Biotechnology
 AST Lord Abbett           SP International Growth   Basic Materials
  Bond-Debenture Portfolio                           UltraBull
 AST Marsico Capital       Wells Fargo Advantage     Bull
  Growth Portfolio         Variable Trust            Consumer Services
 AST MFS Growth Portfolio  Asset Allocation Fund     Consumer Goods
 AST Neuberger Berman      Equity Income Fund        Oil & Gas
  Mid-Cap Growth Portfolio C&B Large Cap Value Fund  Europe 30
 AST Neuberger Berman      Large Company Core Fund   Financials
  Mid-Cap Value Portfolio  International Core Fund   U.S. Government Plus
 AST Small-Cap Growth      Large Company Growth Fund Health Care
  Portfolio                Money Market Fund         Industrials
 AST PIMCO Limited         Small Cap Growth Fund     Internet
  Maturity Bond Portfolio  Total Return Bond Fund    Japan
 AST PIMCO Total Return
  Bond Portfolio
 AST AllianceBernstein
  Core Value Portfolio
 AST AllianceBernstein
  Managed Index 500
  Portfolio
 AST T. Rowe Price
  Natural Resources
  Portfolio
 AST T. Rowe Price Asset
  Allocation Portfolio
 AST International Value
  Portfolio

                                      A61

 Precious Metals           Short Small-Cap           Rydex Variable Trust
 Mid-Cap Growth            Small-Cap Value           Nova Fund
 Mid-Cap Value             Technology                Inverse S&P 500 Strategy
 Pharmaceuticals           Telecommunications         Fund
 Real Estate               UltraMid-Cap              OTC Fund
 Rising Rates Opportunity  UltraNASDAQ-100
 NASDAQ-100                UltraSmall-Cap            Davis
 Semiconductor             Utilities                 Value Portfolio
 Small-Cap Growth          Large-Cap Growth
 Short Mid-Cap             Large-Cap Value           Access One Trust
 Short NASDAQ-100                                    VP High Yield Fund

        On March 16, 2007, four First Trust funds were merged into the existing AST Money Market fund.

        The transfer from the old subaccount to the new subaccount is reflected in the Statement of Changes in the year 2007 as a transfers in.

         Retired Portfolios             Existing Portfolio Assets Moved
         ------------------             ------------------ ------------
         First Trust Energy Sector.....  AST Money Market  $4,153,431
         First Trust Financial Services  AST Money Market  $2,975,668
         First Trust PharmHealth Sector  AST Money Market  $2,644,671
         First Trust Technology........  AST Money Market  $1,098,820

Note 2: Significant Accounting Policies

        The accompanying financial statements are prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

        In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements." This Statement defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and requires additional disclosures about fair value measurements. This Statement does not require any new fair value measurements, but the application of this Statement could change current practices in determining fair value. The Account expects to adopt this guidance effective January 1, 2008. The Account's adoption of this guidance is not expected to have a material effect on the Account's financial position and results of operations.

        Investments--The investments in shares of the portfolios are stated at the net asset value of the respective portfolios, whose investment securities are stated at value.

        Security Transactions--Realized gains and losses on security transactions are determined based upon an average cost. Purchase and sale transactions are recorded as of the trade date of the security being purchased or sold.

        Dividend and Distributions Received--Dividend and capital gain distributions received are reinvested in additional shares of the portfolios and are recorded on the ex distribution date.

Note 3: Taxes

        Prudential Annuities Life Assurance Corporation is taxed as a "life insurance company" as defined by the Internal Revenue Code. The results of operations of the Account form a part of PFI's consolidated federal tax return. Under current federal law, no federal income taxes are payable by the Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential Management will review periodically the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the contracts.

                                      A62

Note 4: Purchases and Sales of Investments

        The aggregate costs of purchases and proceeds from sales, excluding distributions received and reinvested, of investments in the portfolios for the year ended December 31, 2007 were as follows:

                                                        Purchases         Sales
                                                      -------------- ---------------
AST AllianceBernstein Growth & Income Portfolio...... $  172,481,683 $  (633,723,379)
AST T. Rowe Price Large-Cap Growth Portfolio......... $  177,395,359 $  (101,453,470)
AST American Century Income & Growth Portfolio....... $   53,347,836 $  (134,266,318)
AST American Century Strategic Allocation Portfolio.. $   82,479,803 $   (75,050,179)
AST Money Market Portfolio........................... $5,210,495,780 $(4,985,713,780)
AST Cohen & Steers Realty Portfolio.................. $   83,693,626 $  (290,872,022)
AST UBS Dynamic Alpha Portfolio...................... $  336,993,142 $  (123,840,162)
AST DeAm Large-Cap Value Portfolio................... $  147,008,039 $  (192,286,586)
AST Neuberger Berman Small-Cap Growth Portfolio...... $   27,432,561 $   (68,292,266)
AST DeAm Small-Cap Value Portfolio................... $   36,950,619 $   (62,770,976)
AST High Yield Portfolio............................. $  248,991,843 $  (413,055,076)
AST Federated Aggressive Growth Portfolio............ $   97,081,810 $  (170,053,651)
AST Mid-Cap Value Portfolio.......................... $   35,079,192 $   (71,879,023)
AST Small-Cap Value Portfolio........................ $  140,468,283 $  (276,890,246)
AST Goldman Sachs Concentrated Growth Portfolio...... $   63,629,569 $  (202,076,555)
AST Goldman Sachs Mid-Cap Growth Portfolio........... $   77,003,521 $  (131,191,489)
AST Goldman Sachs Small-Cap Value Portfolio.......... $    4,192,810 $   (68,959,709)
AST Large-Cap Value Portfolio........................ $  124,405,047 $  (220,605,257)
AST Lord Abbett Bond-Debenture Portfolio............. $  241,360,099 $  (363,895,365)
AST Marsico Capital Growth Portfolio................. $  291,838,200 $  (721,442,664)
AST MFS Growth Portfolio............................. $   36,896,510 $  (141,347,014)
AST Neuberger Berman Mid-Cap Growth Portfolio........ $  209,743,131 $  (274,106,691)
AST Neuberger Berman Mid-Cap Value Portfolio......... $  129,671,637 $  (394,489,360)
AST Small-Cap Growth Portfolio....................... $   38,500,250 $   (62,160,790)
AST PIMCO Limited Maturity Bond Portfolio............ $  201,376,687 $  (428,692,816)
AST PIMCO Total Return Bond Portfolio................ $  285,017,216 $  (378,327,222)
AST AllianceBernstein Core Value Portfolio........... $  134,790,236 $  (196,341,285)
AST AllianceBernstein Managed Index 500 Portfolio.... $   65,512,475 $  (168,040,195)
AST T. Rowe Price Natural Resources Portfolio........ $  238,382,415 $  (201,987,054)
AST T. Rowe Price Asset Allocation Portfolio......... $  522,610,204 $  (171,204,845)
AST International Value Portfolio.................... $  181,203,725 $  (128,371,153)
AST MFS Global Equity Portfolio...................... $   74,952,971 $  (157,550,620)
AST JPMorgan International Equity Portfolio.......... $  142,414,001 $  (220,804,774)
AST T. Rowe Price Global Bond Portfolio.............. $  149,341,135 $  (181,827,059)
AST International Growth Portfolio................... $  183,005,200 $  (522,701,961)
AST Aggressive Asset Allocation Portfolio............ $  344,351,497 $  (209,824,442)
AST Capital Growth Asset Allocation Portfolio........ $2,343,758,470 $  (524,632,493)
AST Balanced Asset Allocation Portfolio.............. $1,621,297,974 $  (373,354,460)
AST Conservative Asset Allocation Portfolio.......... $  717,012,854 $  (208,771,939)
AST Preservation Asset Allocation Portfolio.......... $  601,177,511 $  (319,353,140)
AST CLS Growth Asset Allocation Portfolio............ $   20,208,608 $    (6,720,667)
AST CLS Moderate Asset Allocation Portfolio.......... $    9,300,996 $    (1,425,003)
AST Horizon Growth Asset Allocation Portfolio........ $    5,786,779 $      (893,740)
AST Horizon Moderate Asset Allocation Portfolio...... $    2,854,224 $       (42,281)
AST Niemann Capital Growth Asset Allocation Portfolio $    7,791,197 $    (2,735,457)
AST Western Asset Core Plus Bond Portfolio........... $   32,637,932 $      (871,374)
Davis Value Portfolio................................ $    2,244,912 $    (3,939,821)
Evergreen VA Balanced Fund........................... $      300,881 $    (1,320,080)
Evergreen VA Growth Fund............................. $   14,975,135 $   (21,513,181)
Evergreen VA International Equity Fund............... $   69,068,677 $   (61,754,317)
Evergreen VA Fundamental Large Cap Fund.............. $      688,806 $    (2,428,318)
Evergreen VA Omega Fund.............................. $   14,983,839 $   (17,788,779)
Evergreen VA Special Values Fund..................... $      741,553 $    (2,121,942)
Evergreen VA Diversified Income Builder Fund......... $    1,067,030 $    (2,196,664)
Columbia Asset Allocation Fund, VS................... $       78,782 $    (2,415,350)
Columbia Federal Securities Fund, VS................. $      181,596 $      (374,406)
Columbia Money Market Fund, VS....................... $    2,206,365 $    (2,364,052)
Columbia Small Company Growth Fund, VS............... $       19,680 $      (246,216)
Columbia Large Cap Growth Stock, VS.................. $       21,524 $    (2,911,474)
Prudential SP International Growth Portfolio......... $   45,963,263 $   (45,477,846)

                                      A63

                                                    Purchases       Sales
                                                   ------------ -------------
 Gartmore NVIT Developing Markets................. $320,056,223 $(290,392,129)
 First Trust The Dow Target 10.................... $ 14,171,166 $ (26,022,031)
 First Trust Target Focus Four Portfolio.......... $  9,965,575 $  (3,235,150)
 First Trust Energy Sector........................ $     35,414 $  (4,356,025)
 First Trust Financal Services.................... $     27,643 $  (3,405,041)
 First Trust PharmHealth Sector................... $      8,515 $  (2,903,348)
 First Trust Technology........................... $      2,481 $  (1,274,760)
 First Trust Global Dividend Target 15............ $151,225,810 $(121,770,836)
 First Trust NASDAQ Target 15..................... $ 13,731,684 $ (11,286,332)
 First Trust S&P Target 24........................ $  9,430,305 $ (10,279,368)
 First Trust Managed VIP.......................... $ 72,017,232 $(118,137,323)
 First Trust Value Line Target 25................. $ 17,649,705 $ (24,152,697)
 First Trust Dow Target Dividend.................. $ 55,564,547 $ (74,363,366)
 ProFund VP Asia 30............................... $549,533,202 $(547,652,629)
 ProFund VP Banks................................. $ 66,216,463 $ (67,002,135)
 ProFund VP Bear.................................. $431,125,467 $(426,930,501)
 ProFund VP Biotechnology......................... $ 68,351,209 $ (61,925,041)
 ProFund VP Basic Materials....................... $357,621,924 $(289,644,343)
 ProFund VP UltraBull............................. $235,396,016 $(239,110,047)
 ProFund VP Bull.................................. $701,377,689 $(804,218,294)
 ProFund VP Consumer Services..................... $ 38,332,353 $ (42,002,636)
 ProFund VP Consumer Goods........................ $ 93,015,909 $ (82,270,714)
 ProFund VP Oil & Gas............................. $387,120,474 $(384,077,456)
 ProFund VP Europe 30............................. $456,913,091 $(499,995,806)
 ProFund VP Financials............................ $ 97,280,917 $(116,463,229)
 ProFund VP U.S. Government Plus.................. $454,628,312 $(404,983,211)
 ProFund VP Health Care........................... $155,718,088 $(165,124,325)
 ACCESS VP High Yield Fund........................ $121,762,487 $(126,941,736)
 ProFund VP Industrials........................... $156,945,728 $(143,976,860)
 ProFund VP Internet.............................. $ 63,699,728 $ (59,851,362)
 ProFund VP Japan................................. $174,716,592 $(214,477,075)
 ProFund VP Precious Metals....................... $340,212,895 $(327,988,804)
 ProFund VP Mid-Cap Growth........................ $525,266,525 $(534,284,310)
 ProFund VP Mid-Cap Value......................... $313,191,602 $(355,615,774)
 ProFund VP Pharmaceuticals....................... $ 87,111,455 $ (96,072,751)
 ProFund VP Real Estate........................... $381,140,210 $(411,310,737)
 ProFund VP Rising Rates Opportunity.............. $299,243,498 $(330,345,758)
 ProFund VP NASDAQ-100............................ $530,806,452 $(511,937,015)
 ProFund VP Semiconductor......................... $ 58,337,036 $ (59,141,986)
 ProFund VP Small-Cap Growth...................... $373,036,827 $(413,797,519)
 ProFund VP Short Mid-Cap......................... $103,489,626 $(107,023,764)
 ProFund VP Short NASDAQ-100...................... $529,400,929 $(537,500,632)
 ProFund VP Short Small-Cap....................... $419,594,509 $(420,748,150)
 ProFund VP Small-Cap Value....................... $182,350,384 $(249,279,126)
 ProFund VP Technology............................ $109,938,364 $ (98,690,851)
 ProFund VP Telecommunications.................... $204,128,757 $(217,258,719)
 ProFund VP UltraMid-Cap.......................... $650,735,975 $(662,568,204)
 ProFund VP UltraNASDAQ-100....................... $429,936,535 $(411,323,687)
 ProFund VP UltraSmall-Cap........................ $219,984,509 $(248,861,950)
 ProFund VP Utilities............................. $361,796,103 $(295,141,539)
 ProFund VP Large-Cap Growth...................... $257,171,317 $(261,888,055)
 ProFund VP Large-Cap Value....................... $354,917,590 $(438,152,991)
 Rydex Nova Fund.................................. $     62,697 $  (2,345,844)
 Rydex OTC Fund................................... $     82,699 $  (7,667,966)
 Rydex Inverse S&P 500 Strategy Fund.............. $      8,797 $    (266,786)
 AIM V.I. Dynamics Fund........................... $ 32,038,187 $ (44,684,134)
 AIM V.I. Financial Services Fund................. $ 17,755,839 $ (41,380,332)
 AIM V.I. Global Health Care Fund................. $ 31,555,082 $ (53,507,509)
 AIM V.I. Technology Fund......................... $ 12,992,186 $ (28,117,900)
 Wells Fargo Advantage VT Asset Allocation Fund... $    584,548 $ (32,100,357)
 Wells Fargo Advantage VT Equity Income Fund...... $ 14,062,076 $ (25,309,191)
 Wells Fargo Advantage VT C&B Large Cap Value Fund $  1,074,162 $  (6,095,681)
 Wells Fargo Advantage VT Large Company Core Fund. $    104,436 $  (5,639,928)
 Wells Fargo Advantage VT International Core Fund. $    962,512 $  (1,251,388)

                                      A64

                                                        Purchases        Sales
                                                      -------------- -------------
Wells Fargo Advantage VT Large Company Growth Fund... $      765,469 $  (3,541,333)
Wells Fargo Advantage VT Money Market Fund........... $   13,294,639 $ (15,283,710)
Wells Fargo Advantage VT Small Cap Growth Fund....... $      298,057 $  (1,742,949)
Wells Fargo Advantage VT Total Return Bond Fund...... $      135,851 $  (4,154,915)
AST First Trust Balanced Target Portfolio............ $  765,027,675 $(135,481,346)
AST First Trust Capital Appreciation Target Portfolio $1,018,328,043 $(201,058,733)
AST Advanced Strategies Portfolio.................... $  739,847,565 $(135,600,642)
Columbia High Yield Fund VS.......................... $        5,197 $     (65,312)

Note 5: Related Party Transactions

        Prudential and its affiliates perform various services on behalf of the Series Funds in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions.

        The Series Funds have management agreements with Prudential Investment LLC ("PI") and AST Investment Services, Inc, indirect, wholly-owned subsidiaries of Prudential (together the "Investment Managers"). Pursuant to these agreements, the Investment Managers have responsibility for all investment advisory services and supervise the subadvisors' performance of such services. The Investment Managers entered into subadvisory agreements with several subadvisors, including Prudential Investment Management, Inc. and Jennison Associates LLC, which are indirect, wholly-owned subsidiaries of Prudential.

        The Prudential Series Fund has a distribution agreement with Prudential Investment Management Services LLC ("PIMS"), an indirect, wholly-owned subsidiary of Prudential, which acts as the distributor of the Class I and Class II shares of the Series Fund.

        The Investment Managers have agreed to reimburse certain portfolios of the Series Funds the portion of the management fee for that Portfolio equal to the amount that the aggregate annual ordinary operating expenses (excluding interest, taxes, and brokerage commissions) exceeds various agreed upon percentages of the portfolio's average daily net assets.

Note 6: Financial Highlights

        Prudential Annuities Life Assurance Corporation sells a number of variable annuity products that are funded by the Account. These products have unique combinations of features and fees that are charged against the contract owner's account balance. Differences in the fee structures result in a variety of unit values, expense ratios and total returns.

        The following table was developed by determining which products offered by Prudential Annuities Life Assurance Corporation and funded by the Account have the lowest and highest expense ratio. Only product designs within each subaccount that had units outstanding throughout the respective periods were considered when determining the lowest and highest expense ratio. The summary may not reflect the minimum and maximum contract charges offered by Prudential Annuities Life Assurance Corporation as contract owners may not have selected all available and applicable contract options.

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                                        AST AllianceBernstein Growth & Income Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   100,698   $11.85905 to  $37.71457 $1,903,009   0.89%      0.65 - 2.75%     2.22% to   4.44%
December 31, 2006   119,941   $11.60125 to  $36.38702 $2,257,991   1.04%      0.65 - 2.75%    14.05% to  16.51%
December 31, 2005   167,797   $11.74580 to  $28.96918 $2,733,461   1.08%      0.65 - 2.50%     2.16% to   4.09%
December 31, 2004   111,669   $11.49737 to  $27.83006 $2,126,109   0.70%      0.65 - 2.50%    10.29% to  14.97%
December 31, 2003    90,205   $12.70091 to  $25.23419 $1,806,873   1.11%      0.65 - 2.40%    29.25% to  31.57%

                                      A65

                                  At year ended                                  For year ended
                  ---------------------------------------------  -----------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ------------------
                                          AST T. Rowe Price Large-Cap Growth Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    33,936   $ 7.34782 to  $17.57996 $  412,631   0.13%      0.65 - 2.75%      5.24% to    7.53%
December 31, 2006    25,618   $ 6.94589 to  $16.34919 $  311,810   0.00%      0.65 - 2.75%      2.74% to    4.96%
December 31, 2005    18,694   $11.99910 to  $15.57709 $  248,066   0.00%      0.65 - 2.50%     13.52% to   15.67%
December 31, 2004    17,249   $10.56992 to  $13.46712 $  204,984   0.00%      0.65 - 2.50%      5.06% to    5.70%
December 31, 2003    19,858   $11.27094 to  $12.81863 $  230,630   0.00%      0.65 - 2.40%     22.90% to   20.74%

                                         AST American Century Income & Growth Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    18,555   $10.31462 to  $18.20953 $  292,154   1.62%      0.65 - 2.75%     -2.87% to   -0.76%
December 31, 2006    23,133   $10.56467 to  $18.34880 $  372,464   1.81%      0.65 - 2.75%     13.65% to   16.10%
December 31, 2005    27,143   $11.95769 to  $15.80446 $  382,331   1.73%      0.65 - 2.50%      2.02% to    3.95%
December 31, 2004    32,369   $11.72086 to  $15.20389 $  444,889   0.92%      0.65 - 2.50%     11.85% to   17.21%
December 31, 2003    23,661   $12.42720 to  $13.59275 $  297,694   1.25%      0.65 - 2.40%     25.69% to   27.94%

                                       AST American Century Strategic Allocation Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    12,599   $11.54620 to  $19.67187 $  191,018   1.80%      0.65 - 2.75%      5.91% to    8.21%
December 31, 2006    11,074   $11.04670 to  $18.17968 $  168,793   2.06%      0.65 - 2.50%      6.93% to    8.96%
December 31, 2005    13,907   $11.19489 to  $16.68539 $  199,852   1.70%      0.65 - 2.50%      2.00% to    3.93%
December 31, 2004    15,965   $10.97516 to  $16.05433 $  226,427   1.41%      0.65 - 2.50%      8.28% to    9.75%
December 31, 2003    16,878   $11.55842 to  $14.82731 $  226,926   2.10%      0.65 - 2.40%     16.02% to   18.10%

                                                   AST Money Market Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007   161,788   $10.11124 to  $15.28249 $1,920,245   4.78%      0.65 - 2.75%      2.00% to    4.22%
December 31, 2006   137,602   $ 9.87678 to  $14.66380 $1,602,715   4.50%      0.65 - 2.75%      1.71% to    3.90%
December 31, 2005   139,358   $ 9.80561 to  $14.11325 $1,610,700   2.68%      0.65 - 2.50%      0.18% to    2.07%
December 31, 2004   113,670   $ 9.78845 to  $13.82701 $1,340,662   0.85%      0.65 - 2.50%      0.18% to   -2.12%
December 31, 2003   142,666   $ 9.80452 to  $13.80160 $1,735,627   0.64%      0.65 - 2.40%     -0.03% to   -1.79%

                                               AST Cohen & Steers Realty Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    10,855   $12.32711 to  $26.66162 $  249,538   2.87%      0.65 - 2.75%    -22.15% to  -20.46%
December 31, 2006    18,292   $15.83481 to  $33.72469 $  533,825   1.34%      0.65 - 2.75%     32.99% to   35.85%
December 31, 2005    18,374   $15.75675 to  $23.64628 $  399,859   1.49%      0.65 - 2.50%     11.96% to   14.08%
December 31, 2004    21,624   $14.07377 to  $20.72860 $  417,810   2.35%      0.65 - 2.50%     37.05% to   40.74%
December 31, 2003    19,867   $13.84411 to  $15.12485 $  284,339   3.24%      0.65 - 2.40%     34.14% to   36.54%

                                                 AST UBS Dynamic Alpha Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    28,098   $10.31616 to  $22.85438 $  391,124   1.11%      0.65 - 2.90%     -1.03% to    1.28%
December 31, 2006     9,287   $10.35382 to  $22.56635 $  180,123   2.76%      0.65 - 2.75%      8.09% to   10.42%
December 31, 2005    10,921   $11.70740 to  $20.43690 $  198,585   3.48%      0.65 - 2.50%      4.27% to    6.24%
December 31, 2004    12,928   $11.22783 to  $19.23581 $  227,847   1.17%      0.65 - 2.50%     10.37% to   12.28%
December 31, 2003    15,841   $11.58375 to  $17.42916 $  260,113   1.26%      0.65 - 2.40%     18.76% to   16.66%

                                               AST DeAm Large-Cap Value Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    17,720   $12.36544 to  $19.23120 $  284,270   0.95%      0.65 - 2.75%     -1.62% to    0.52%
December 31, 2006    20,638   $12.56881 to  $19.18071 $  326,334   0.87%      0.65 - 2.75%     18.39% to   20.94%
December 31, 2005    12,952   $12.46025 to  $ 13.0630 $  168,747   0.89%      0.65 - 2.50%      6.60% to    8.62%
December 31, 2004    11,312   $11.47150 to  $12.25374 $  135,506   0.73%      0.65 - 2.50%     17.40% to   22.54%
December 31, 2003     7,016   $ 9.77171 to  $12.32055 $   70,285   0.70%      0.65 - 2.40%     25.77% to   23.56%

                                         AST Neuberger Berman Small-Cap Growth Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007    15,777   $ 8.48266 to  $19.27534 $  197,277   0.00%      0.65 - 2.75%     15.43% to   17.94%
December 31, 2006    19,451   $ 7.31073 to  $16.38481 $  205,153   0.00%      0.65 - 2.75%      4.80% to    7.06%
December 31, 2005    25,315   $10.04561 to  $10.79424 $  249,998   0.00%      0.65 - 2.50%     -2.14% to   -0.29%
December 31, 2004    33,206   $10.07492 to  $11.03040 $  329,275   0.00%      0.65 - 2.50%      8.72% to   10.30%
December 31, 2003    43,078   $ 9.26658 to  $13.98439 $  390,757   0.00%      0.65 - 2.40%     46.62% to   44.04%

                                               AST DeAm Small-Cap Value Portfolio
                  ---------------------------------------------------------------------------------------------
December 31, 2007     5,256   $ 9.25847 to  $16.86885 $   71,380   0.76%      0.65 - 2.75%    -20.04% to  -18.30%
December 31, 2006     6,906   $11.57921 to  $20.70077 $  115,527   0.27%      0.65 - 2.75%     16.66% to   19.17%
December 31, 2005     7,609   $12.54150 to  $13.41301 $  107,012   0.14%      0.65 - 2.50%     -1.33% to    0.53%
December 31, 2004     7,655   $12.71086 to  $13.34194 $  106,466   0.17%      0.65 - 2.50%     21.32% to   27.11%
December 31, 2003     4,136   $10.99748 to  $14.10712 $   46,727   0.06%      0.65 - 2.40%     42.52% to   40.02%

                                      A66

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                                                   AST High Yield Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   24,064    $10.44649 to  $19.68057 $  380,467   8.75%      0.65 - 2.75%    -0.35% to   1.81%
December 31, 2006   33,761    $10.48319 to  $19.33036 $  532,516   9.16%      0.65 - 2.75%     7.33% to   9.64%
December 31, 2005   39,067    $11.08735 to  $17.63140 $  576,165   7.99%      0.65 - 2.50%    -1.40% to   0.47%
December 31, 2004   53,427    $11.24489 to  $17.54975 $  798,600   7.93%      0.65 - 2.50%    10.36% to  12.45%
December 31, 2003   61,278    $12.17247 to  $15.90287 $  860,658   6.36%      0.65 - 2.40%    20.80% to  18.67%

                                           AST Federated Aggressive Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   25,503    $12.44805 to  $27.04882 $  462,627   0.00%      0.65 - 2.75%     8.14% to  10.49%
December 31, 2006   29,587    $11.45211 to  $24.54379 $  485,583   0.00%      0.65 - 2.75%     9.81% to  12.18%
December 31, 2005   36,136    $11.28778 to  $13.48578 $  531,526   0.00%      0.65 - 2.50%     6.71% to   8.73%
December 31, 2004   24,666    $10.38145 to  $12.64000 $  346,354   0.00%      0.65 - 2.50%    22.26% to  26.40%
December 31, 2003   17,697    $ 8.49102 to  $16.30280 $  186,698   0.00%      0.65 - 2.40%    68.39% to  65.43%

                                                  AST Mid-Cap Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    7,637    $11.38711 to  $18.63248 $  111,950   0.29%      0.65 - 2.75%    -0.09% to   2.08%
December 31, 2006   10,060    $12.82794 to  $18.29892 $  143,922   0.54%      0.65 - 2.50%    11.40% to  13.50%
December 31, 2005   12,416    $12.44692 to  $12.49605 $  156,575   0.42%      0.65 - 2.50%     2.80% to   4.74%
December 31, 2004   15,879    $11.92999 to  $12.10784 $  191,481   0.27%      0.65 - 2.50%    14.57% to  21.08%
December 31, 2003   17,029    $10.41282 to  $13.30741 $  178,004   0.68%      0.65 - 2.40%    34.97% to  32.60%

                                                 AST Small-Cap Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   42,347    $11.30363 to  $24.31821 $  775,321   0.88%      0.65 - 2.75%    -8.22% to  -6.22%
December 31, 2006   47,594    $12.31589 to  $25.93237 $  956,554   0.45%      0.65 - 2.75%    16.75% to  19.27%
December 31, 2005   60,672    $12.59028 to  $21.74339 $1,038,873   0.08%      0.65 - 2.50%     3.99% to   5.95%
December 31, 2004   53,139    $12.10770 to  $20.52193 $  909,575   0.01%      0.65 - 2.50%    15.68% to  21.08%
December 31, 2003   49,565    $13.35296 to  $17.74013 $  763,348   0.18%      0.65 - 2.40%    32.53% to  34.90%

                                        AST Goldman Sachs Concentrated Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   23,248    $ 5.39999 to  $30.06012 $  558,900   0.00%      0.65 - 2.50%    11.13% to  13.25%
December 31, 2006   27,074    $ 4.84678 to  $26.74648 $  618,327   0.00%      0.65 - 2.50%     7.25% to   9.28%
December 31, 2005   33,371    $10.62353 to  $23.28207 $  728,589   0.54%      0.65 - 2.50%     0.75% to   2.65%
December 31, 2004   42,899    $10.54471 to  $22.68033 $  941,719   0.00%      0.65 - 2.50%     3.02% to   5.45%
December 31, 2003   49,868    $11.55992 to  $22.01610 $1,118,525   0.34%      0.65 - 2.40%    24.43% to  22.24%

                                          AST Goldman Sachs Mid-Cap Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   31,878    $ 5.26189 to  $19.22684 $  307,677   0.00%      0.65 - 2.75%    16.05% to  18.57%
December 31, 2006   38,464    $ 4.47207 to  $16.25689 $  307,253   0.00%      0.65 - 2.75%     3.36% to   5.59%
December 31, 2005   52,068    $ 4.45507 to  $12.16699 $  388,958   0.00%      0.65 - 2.50%     2.15% to   4.08%
December 31, 2004   38,744    $ 4.28036 to  $11.91091 $  273,819   0.00%      0.65 - 2.50%    15.60% to  19.11%
December 31, 2003   30,465    $ 3.70271 to  $12.67532 $  158,036   0.00%      0.65 - 2.40%    30.74% to  28.44%

                                          AST Goldman Sachs Small-Cap Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    6,019    $11.00312 to  $27.31110 $  144,929   0.57%      0.65 - 2.75%    -7.75% to  -5.74%
December 31, 2006    8,373    $11.92689 to  $28.97468 $  216,393   0.35%      0.65 - 2.75%    14.02% to  16.48%
December 31, 2005   11,096    $16.69493 to  $24.87582 $  248,951   0.34%      0.65 - 2.40%     2.47% to   4.30%
December 31, 2004   14,436    $19.57911 to  $23.85041 $  314,031   0.22%      0.65 - 2.25%    19.39% to  17.47%
December 31, 2003   18,000    $16.66798 to  $19.97660 $  334,076   0.81%      0.65 - 2.25%    40.17% to  37.91%

                                                 AST Large-Cap Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   33,134    $11.17043 to  $27.94403 $  581,479   1.08%      0.65 - 2.75%    -5.67% to  -3.62%
December 31, 2006   34,654    $11.78079 to  $28.99375 $  695,105   0.81%      0.65 - 2.75%    15.21% to  17.69%
December 31, 2005   34,769    $12.19413 to  $24.63567 $  659,997   0.88%      0.65 - 2.50%     3.80% to   5.77%
December 31, 2004   31,863    $11.74725 to  $23.29235 $  621,342   1.54%      0.65 - 2.50%    14.70% to  17.47%
December 31, 2003   34,632    $11.58059 to  $20.30746 $  624,660   2.46%      0.65 - 2.40%    19.16% to  17.06%

                                           AST Lord Abbett Bond-Debenture Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   35,946    $10.85945 to  $15.05922 $  494,617   5.68%      0.65 - 2.75%     3.16% to   5.39%
December 31, 2006   44,058    $10.52727 to  $14.28842 $  582,676   5.00%      0.65 - 2.75%     6.79% to   9.09%
December 31, 2005   54,113    $10.73312 to  $13.09818 $  662,777   3.54%      0.65 - 2.50%    -1.36% to   0.51%
December 31, 2004   34,381    $10.88128 to  $13.03231 $  430,122   3.22%      0.65 - 2.50%     6.72% to   8.81%
December 31, 2003   29,164    $11.85070 to  $12.21222 $  345,377   3.32%      0.65 - 2.40%    17.97% to  15.90%

                                      A67

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                                             AST Marsico Capital Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   143,872   $11.34517 to  $23.09247 $2,388,547   0.17%      0.65 - 2.75%    11.79% to  14.21%
December 31, 2006   166,628   $10.09670 to  $20.21861 $2,486,479   0.06%      0.65 - 2.75%     4.30% to   6.54%
December 31, 2005   206,076   $12.09065 to  $18.97741 $2,944,324   0.00%      0.65 - 2.50%     4.17% to   6.14%
December 31, 2004   153,174   $11.60677 to  $17.87989 $2,275,906   0.00%      0.65 - 2.50%    14.92% to  16.07%
December 31, 2003   124,378   $12.22664 to  $15.55853 $1,688,228   0.00%      0.65 - 2.40%    30.88% to  28.58%

                                                   AST MFS Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    36,836   $ 8.42015 to  $16.54009 $  394,445   0.03%      0.65 - 2.75%    11.93% to  14.36%
December 31, 2006    47,011   $ 7.48410 to  $14.50009 $  440,821   0.00%      0.65 - 2.75%     6.66% to   8.95%
December 31, 2005    63,684   $ 8.25189 to  $11.40772 $  549,513   0.01%      0.65 - 2.50%     3.67% to   5.63%
December 31, 2004    66,404   $ 7.81177 to  $11.00344 $  529,399   0.00%      0.65 - 2.50%     9.96% to  10.03%
December 31, 2003    82,051   $ 7.10395 to  $11.34898 $  587,305   0.00%      0.65 - 2.40%    22.10% to  19.95%

                                         AST Neuberger Berman Mid-Cap Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    29,931   $10.06697 to  $31.52655 $  696,088   0.00%      0.65 - 2.75%    18.83% to  21.41%
December 31, 2006    31,116   $ 8.42839 to  $25.96795 $  632,362   0.00%      0.65 - 2.75%    10.93% to  13.32%
December 31, 2005    37,762   $12.95087 to  $22.91637 $  697,198   0.00%      0.65 - 2.50%    10.66% to  12.76%
December 31, 2004    24,055   $11.70285 to  $20.32356 $  391,202   0.00%      0.65 - 2.50%    15.31% to  17.03%
December 31, 2003    23,387   $12.11333 to  $17.62481 $  350,660   0.00%      0.65 - 2.40%    29.72% to  27.43%

                                         AST Neuberger Berman Mid-Cap Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    39,786   $11.65359 to  $36.83127 $  967,176   0.68%      0.65 - 2.75%     0.32% to   2.50%
December 31, 2006    48,463   $11.61672 to  $35.93418 $1,194,348   0.51%      0.65 - 2.75%     7.71% to  10.03%
December 31, 2005    63,124   $14.17677 to  $32.65772 $1,446,831   0.14%      0.65 - 2.50%     9.26% to  11.33%
December 31, 2004    57,066   $12.97478 to  $29.33422 $1,293,638   0.10%      0.65 - 2.50%    22.04% to  29.75%
December 31, 2003    49,660   $13.26742 to  $24.03736 $1,011,755   0.21%      0.65 - 2.40%    35.44% to  33.05%

                                                AST Small-Cap Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007     9,716   $10.54500 to  $21.70159 $  157,938   0.00%      0.65 - 2.75%     4.19% to   6.45%
December 31, 2006    10,695   $10.00731 to  $20.38629 $  169,871   0.00%      0.65 - 2.75%     9.52% to  11.88%
December 31, 2005    12,337   $ 9.22813 to  $18.22237 $  182,203   0.00%      0.65 - 2.50%    -1.04% to   0.83%
December 31, 2004    14,656   $ 9.32482 to  $18.07152 $  221,444   0.00%      0.65 - 2.50%    -7.55% to   6.75%
December 31, 2003    19,782   $13.42627 to  $19.54762 $  328,021   0.00%      0.65 - 2.40%    41.76% to  44.30%

                                           AST PIMCO Limited Maturity Bond Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    98,431   $10.40058 to  $17.27843 $1,209,317   4.60%      0.65 - 2.75%     3.85% to   6.10%
December 31, 2006   113,953   $ 9.98960 to  $16.28462 $1,352,973   3.08%      0.65 - 2.75%     0.98% to   3.15%
December 31, 2005   142,948   $ 9.86775 to  $15.78739 $1,673,435   1.15%      0.65 - 2.50%    -0.90% to   0.97%
December 31, 2004    98,739   $ 9.95764 to  $15.63518 $1,227,262   3.16%      0.65 - 2.50%     1.40% to  -0.42%
December 31, 2003    74,966   $10.15911 to  $15.41935 $  998,795   2.15%      0.65 - 2.40%     2.61% to   0.81%

                                             AST PIMCO Total Return Bond Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007   105,808   $10.68542 to  $21.66391 $1,562,280   2.28%      0.65 - 2.75%     5.32% to   7.60%
December 31, 2006   106,511   $10.14614 to  $20.13354 $1,532,655   3.72%      0.65 - 2.75%     0.89% to   3.07%
December 31, 2005   109,303   $10.30972 to  $19.53471 $1,607,279   3.73%      0.65 - 2.50%    -0.05% to   1.84%
December 31, 2004   153,053   $10.31507 to  $19.18174 $2,195,640   3.96%      0.65 - 2.50%     4.28% to   3.15%
December 31, 2003   138,373   $10.44618 to  $18.39444 $2,076,469   3.64%      0.65 - 2.40%     4.64% to   2.79%

                                          AST AllianceBernstein Core Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    25,319   $11.30608 to  $17.40971 $  372,910   1.38%      0.65 - 2.75%    -6.23% to  -4.20%
December 31, 2006    28,556   $12.05765 to  $18.21836 $  450,429   1.21%      0.65 - 2.75%    18.02% to  20.56%
December 31, 2005    21,260   $12.20566 to  $13.16051 $  280,083   1.21%      0.65 - 2.50%     2.88% to   4.83%
December 31, 2004    22,498   $12.55472 to  $11.86399 $  285,690   1.31%      0.65 - 2.50%    13.18% to  18.64%
December 31, 2003    17,015   $11.09275 to  $12.61690 $  190,736   0.72%      0.65 - 2.40%    27.48% to  25.23%

                                       AST AllianceBernstein Managed Index 500 Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    24,740   $ 9.53992 to  $15.76502 $  345,824   1.33%      0.65 - 2.75%    -0.74% to   1.42%
December 31, 2006    31,311   $ 9.56159 to  $15.54492 $  438,379   1.10%      0.65 - 2.75%     9.51% to  11.87%
December 31, 2005    38,738   $11.42202 to  $13.89566 $  491,179   1.37%      0.65 - 2.50%     0.96% to   2.87%
December 31, 2004    43,544   $13.50788 to  $11.31331 $  544,672   0.84%      0.65 - 2.50%     9.27% to  13.13%
December 31, 2003    44,902   $12.36228 to  $12.18203 $  520,582   1.20%      0.65 - 2.40%    26.49% to  24.26%

                                      A68

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                                         AST T. Rowe Price Natural Resources Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    13,323   $17.90678 to  $70.20328 $  567,927   0.58%      0.65 - 2.75%    36.63% to  39.59%
December 31, 2006    11,347   $13.10637 to  $50.29168 $  377,853   0.33%      0.65 - 2.75%    12.69% to  15.11%
December 31, 2005    12,696   $18.39757 to  $43.68918 $  380,931   0.23%      0.65 - 2.50%    28.13% to  30.55%
December 31, 2004     9,328   $14.35838 to  $33.46498 $  235,650   0.98%      0.65 - 2.50%    30.34% to  43.58%
December 31, 2003     8,215   $13.59594 to  $25.67566 $  168,885   1.40%      0.65 - 2.40%    32.65% to  30.32%

                                         AST T. Rowe Price Asset Allocation Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    52,178   $11.60522 to  $28.45091 $  838,230   1.21%      0.65 - 2.75%     3.38% to   5.63%
December 31, 2006    23,736   $11.22531 to  $26.93478 $  453,918   1.80%      0.65 - 2.75%     9.41% to  11.76%
December 31, 2005    22,882   $11.58355 to  $24.09982 $  421,752   1.86%      0.65 - 2.50%     2.07% to   4.00%
December 31, 2004    22,590   $11.34848 to  $23.17239 $  422,821   1.49%      0.65 - 2.50%    10.45% to  13.48%
December 31, 2003    19,493   $12.05097 to  $20.98013 $  353,143   2.41%      0.65 - 2.40%    23.21% to  21.04%

                                               AST International Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    20,459   $10.66136 to  $25.92537 $  418,511   0.98%      0.65 - 2.75%    14.55% to  17.04%
December 31, 2006    16,918   $ 9.25940 to  $22.20794 $  307,009   0.82%      0.65 - 2.75%    23.96% to  26.63%
December 31, 2005    12,495   $14.08614 to  $16.78896 $  187,615   1.51%      0.65 - 2.50%    10.87% to  12.97%
December 31, 2004    12,660   $12.70454 to  $14.86117 $  173,233   1.33%      0.65 - 2.50%    20.25% to  27.05%
December 31, 2003    12,065   $12.35885 to  $12.78833 $  139,255   0.55%      0.65 - 2.40%    30.70% to  33.04%

                                                AST MFS Global Equity Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    10,147   $13.35080 to  $20.79180 $  175,144   1.95%      0.65 - 2.75%     6.38% to   8.69%
December 31, 2006    14,954   $12.55031 to  $19.17844 $  240,811   0.50%      0.65 - 2.75%    20.89% to  23.49%
December 31, 2005    11,543   $12.58753 to  $13.00551 $  148,907   0.28%      0.65 - 2.50%     4.89% to   6.87%
December 31, 2004    13,548   $11.77784 to  $12.39912 $  164,748   0.18%      0.65 - 2.50%    17.62% to  23.99%
December 31, 2003    10,003   $10.01332 to  $12.23714 $  101,775   0.16%      0.65 - 2.40%    26.31% to  24.09%

                                          AST JPMorgan International Equity Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    18,705   $10.95909 to  $41.53619 $  466,812   1.42%      0.65 - 2.75%     6.42% to   8.73%
December 31, 2006    20,776   $10.24548 to  $38.49496 $  502,228   1.24%      0.65 - 2.75%    19.43% to  22.00%
December 31, 2005    22,661   $13.33803 to  $21.16585 $  460,659   1.07%      0.65 - 2.50%     8.25% to  10.29%
December 31, 2004    17,054   $12.32188 to  $19.19038 $  373,796   1.11%      0.65 - 2.50%    16.35% to  23.22%
December 31, 2003    15,962   $12.67966 to  $16.49397 $  332,696   0.78%      0.65 - 2.40%    29.75% to  27.47%

                                            AST T. Rowe Price Global Bond Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    33,381   $10.31681 to  $16.82426 $  461,638   2.66%      0.65 - 2.75%     6.62% to   8.93%
December 31, 2006    35,161   $ 9.67663 to  $15.44498 $  452,330   1.66%      0.65 - 2.75%     3.36% to   5.58%
December 31, 2005    41,856   $10.18964 to  $14.62839 $  514,830   3.18%      0.65 - 2.50%    -6.87% to  -5.10%
December 31, 2004    26,802   $10.94108 to  $15.41527 $  360,549   5.66%      0.65 - 2.50%     7.93% to   9.41%
December 31, 2003    17,475   $11.35220 to  $14.28210 $  227,917   3.34%      0.65 - 2.40%    12.13% to  10.15%

                                              AST International Growth Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007    59,911   $15.23165 to  $27.41378 $1,450,281   0.41%      0.65 - 2.75%    15.76% to  18.28%
December 31, 2006    74,076   $13.15766 to  $23.17793 $1,536,181   1.32%      0.65 - 2.75%    17.66% to  20.19%
December 31, 2005    98,133   $13.56645 to  $19.28436 $1,709,821   0.96%      0.65 - 2.50%    13.66% to  15.80%
December 31, 2004    85,371   $11.93649 to  $16.65262 $1,326,329   0.73%      0.65 - 2.50%    15.40% to  19.36%
December 31, 2003    46,082   $13.27734 to  $14.43084 $  628,233   0.00%      0.65 - 2.40%    39.17% to  36.72%

                            AST Aggressive Asset Allocation Portfolio (available December 5, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007    41,420   $11.97230 to  $12.51606 $  506,044   0.15%      0.65 - 2.75%     6.53% to   8.84%
December 31, 2006    29,759   $11.26947 to  $11.49911 $  338,015   0.00%      0.65 - 2.50%    12.80% to  14.93%
December 31, 2005     3,409   $ 9.99132 to  $10.00500 $   34,084   0.00%      0.65 - 2.40%    -0.07% to   0.06%

                          AST Capital Growth Asset Allocation Portfolio (available December 5, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007   437,914   $11.73121 to  $12.33007 $5,234,701   0.22%      0.65 - 3.00%     6.42% to   9.01%
December 31, 2006   274,471   $11.02337 to  $11.31058 $3,056,729   0.00%      0.65 - 3.00%    10.27% to  12.94%
December 31, 2005    21,855   $10.00055 to  $10.01499 $  218,657   0.00%      0.65 - 2.50%     0.05% to   0.16%

                             AST Balanced Asset Allocation Portfolio (available December 5, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007   324,959   $11.49114 to  $12.07747 $3,809,076   0.36%      0.65 - 3.00%     5.92% to   8.50%
December 31, 2006   209,952   $10.84925 to  $11.13179 $2,302,446   0.00%      0.65 - 3.00%     8.42% to  11.04%
December 31, 2005    19,037   $10.01052 to  $10.02498 $  190,659   0.00%      0.65 - 2.50%     0.13% to   0.26%

                                      A69

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                           AST Conservative Asset Allocation Portfolio (available December 5, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007   98,554    $11.36451 to  $11.94439 $1,143,188   0.33%      0.65 - 3.00%     5.79% to   8.36%
December 31, 2006   51,725    $10.77257 to  $11.02254 $  561,804   0.00%      0.65 - 2.75%     7.53% to   9.84%
December 31, 2005    4,156    $10.02051 to  $10.03225 $   41,665   0.00%      1.00 - 2.50%     0.23% to   0.33%

                           AST Preservation Asset Allocation Portfolio (available December 5, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007   50,338    $11.13156 to  $11.63721 $  568,796   0.29%      0.65 - 2.75%     5.71% to   8.01%
December 31, 2006   23,554    $10.52984 to  $10.77434 $  250,007   0.00%      0.65 - 2.75%     5.00% to   7.26%
December 31, 2005    1,112    $10.03049 to  $10.04496 $   11,156   0.00%      0.65 - 2.50%     0.33% to   0.46%

                                                     Davis Value Portfolio
                  -------------------------------------------------------------------------------------------
December 31, 2007      968    $12.91696 to  $17.70411 $   12,664   1.06%      1.40 - 1.65%     2.90% to   3.16%
December 31, 2006    1,082    $12.52070 to  $17.20481 $   13,706   0.82%      1.40 - 2.15%    12.54% to  13.40%
December 31, 2005      912    $11.04159 to  $15.21083 $   10,162   1.09%      1.40 - 1.65%     7.64% to   7.92%
December 31, 2004      773    $10.23170 to  $14.13079 $    7,961   0.87%      1.40 - 1.65%    10.47% to  10.75%
December 31, 2003      737    $ 9.23818 to  $12.79116 $    6,827   0.86%      1.40 - 1.65%    27.62% to  27.94%

                                                  Evergreen VA Balanced Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007      505    $10.96366 to  $12.76662 $    5,550   4.04%      1.40 - 1.65%     4.91% to   5.18%
December 31, 2006      591    $10.42346 to  $12.16865 $    6,174   2.45%      1.40 - 1.65%     8.04% to   8.31%
December 31, 2005      704    $ 9.62335 to  $11.26309 $    6,791   2.34%      1.40 - 1.65%     3.56% to   3.82%
December 31, 2004      809    $ 9.26928 to  $10.87628 $    7,495   0.88%      1.40 - 1.65%     4.55% to   4.82%
December 31, 2003      887    $ 8.84327 to  $10.40282 $    7,842   2.25%      1.40 - 1.65%    13.86% to  14.15%

                                      Evergreen VA Growth Fund (available April 15, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,052    $13.32397 to  $14.02140 $   41,697   0.00%      0.65 - 2.50%     8.25% to  10.32%
December 31, 2006    3,504    $12.25417 to  $12.70979 $   43,826   0.00%      0.65 - 2.75%     7.99% to  10.32%
December 31, 2005    4,019    $11.36821 to  $11.52122 $   46,002   0.00%      0.65 - 2.50%    15.79% to  17.34%

                                            Evergreen VA International Equity Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    5,409    $14.60200 to  $23.17876 $  112,461   2.56%      0.65 - 2.75%    11.82% to  14.25%
December 31, 2006    5,001    $13.05828 to  $20.54770 $   91,052   4.02%      0.65 - 2.75%    19.78% to  22.36%
December 31, 2005    4,304    $13.97774 to  $14.27529 $   64,078   3.12%      0.65 - 2.50%    13.11% to  15.24%
December 31, 2004    2,417    $12.38709 to  $12.35815 $   31,264   1.57%      0.65 - 2.50%    18.43% to  23.58%
December 31, 2003    1,730    $10.45925 to  $12.70623 $   18,721   8.52%      0.65 - 2.40%     0.34% to  28.03%

                                            Evergreen VA Fundamental Large Cap Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007      592    $14.24555 to  $14.39332 $    8,514   1.03%      1.40 - 1.65%     6.49% to   6.77%
December 31, 2006      704    $13.37676 to  $13.48107 $    9,482   1.25%      1.40 - 1.65%    10.82% to  11.10%
December 31, 2005      765    $12.07080 to  $12.13421 $    9,286   1.02%      1.40 - 1.65%     7.22% to   7.49%
December 31, 2004      555    $11.25809 to  $11.28865 $    6,261   1.19%      1.40 - 1.65%     7.40% to   7.68%
December 31, 2003      575    $10.48384 to  $10.48210 $    6,027   0.03%      1.40 - 1.65%     0.36% to   0.36%

                                                    Evergreen VA Omega Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,126    $ 8.50981 to  $17.02269 $   21,935   0.53%      0.65 - 2.50%     9.15% to  11.23%
December 31, 2006    2,450    $ 7.70917 to  $15.34297 $   22,281   0.00%      0.65 - 2.50%     3.37% to   5.33%
December 31, 2005    3,270    $10.28912 to  $11.05312 $   28,491   0.22%      0.65 - 2.50%     1.26% to   3.17%
December 31, 2004    4,624    $ 9.97258 to  $10.91573 $   39,972   0.00%      0.65 - 2.50%     6.52% to   9.16%
December 31, 2003    3,868    $ 9.36260 to  $13.12988 $   28,768   0.00%      0.65 - 2.40%    36.68% to  39.13%

                                               Evergreen VA Special Values Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007      316    $18.03551 to  $22.21472 $    6,903   1.32%      1.40 - 1.90%    -9.28% to  -8.82%
December 31, 2006      368    $19.88133 to  $24.36340 $    8,852   0.76%      1.40 - 1.90%    19.25% to  19.85%
December 31, 2005      393    $16.67261 to  $20.32795 $    7,894   1.09%      1.40 - 1.90%     8.66% to   9.22%
December 31, 2004      322    $15.42626 to  $18.61254 $    5,914   1.03%      1.40 - 1.65%    18.38% to  18.69%
December 31, 2003      312    $13.03070 to  $15.68227 $    4,887   0.12%      1.40 - 1.65%    27.38% to  27.70%

                                         Evergreen VA Diversified Income Builder Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007      402    $13.02529 to  $15.03981 $    5,989   4.76%      1.40 - 1.65%     1.99% to   2.25%
December 31, 2006      468    $12.77150 to  $14.70915 $    6,869   3.50%      1.40 - 1.65%     4.20% to   4.46%
December 31, 2005      480    $12.16009 to  $14.08098 $    6,740   4.97%      1.40 - 1.90%    -2.57% to  -2.07%
December 31, 2004      476    $12.54808 to  $14.37891 $    6,826   4.60%      1.40 - 1.65%     6.62% to   6.89%
December 31, 2003      521    $11.76889 to  $13.45177 $    7,002   0.00%      1.40 - 1.65%    14.47% to  14.76%

                                      A70

                                 At year ended                                For year ended
                  -------------------------------------------  ---------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ----------------
                                               Columbia Money Market Fund, VS
                  -----------------------------------------------------------------------------------------
December 31, 2007      234    $10.95647 to  $10.95647 $  2,568   4.91%      1.00 - 1.00%     3.97% to   3.97%
December 31, 2006      246    $10.53788 to  $10.53788 $  2,597   4.61%      1.00 - 1.00%     3.69% to   3.69%
December 31, 2005      321    $10.16333 to  $10.16333 $  3,259   2.96%      1.00 - 1.00%     2.03% to   2.03%
December 31, 2004      400    $ 9.96100 to  $ 9.96100 $  3,988   0.83%      1.00 - 1.00%    -0.14% to  -0.14%
December 31, 2003      591    $ 9.97455 to  $ 9.97455 $  5,895   0.13%      1.00 - 1.00%    -0.19% to  -0.19%

                                           Columbia Small Company Growth Fund, VS
                  -----------------------------------------------------------------------------------------
December 31, 2007       51    $21.07999 to  $21.07999 $  1,069   0.00%      1.00 - 1.00%    12.32% to  12.32%
December 31, 2006       62    $18.76807 to  $18.76807 $  1,155   0.00%      1.00 - 1.00%    11.28% to  11.28%
December 31, 2005       82    $16.86565 to  $16.86565 $  1,386   0.01%      1.00 - 1.00%     1.69% to   1.69%
December 31, 2004      114    $16.58595 to  $16.58595 $  1,892   0.00%      1.00 - 1.00%    10.36% to  10.36%
December 31, 2003      152    $15.02855 to  $15.02855 $  2,278   0.00%      1.00 - 1.00%    36.51% to  36.51%

                              Columbia Large Cap Growth Stock, VS (available February 25, 2005)
                  -----------------------------------------------------------------------------------------
December 31, 2007      800    $13.00621 to  $13.10033 $ 10,478   0.37%      1.00 - 1.25%    14.32% to  14.61%
December 31, 2006    1,028    $11.37734 to  $11.43058 $ 11,755   0.36%      1.00 - 1.25%     8.86% to   9.13%
December 31, 2005    1,359    $10.45138 to  $10.47393 $ 14,238   0.68%      1.00 - 1.25%     3.81% to   4.04%

                                        Prudential SP International Growth Portfolio
                  -----------------------------------------------------------------------------------------
December 31, 2007    3,043    $15.32754 to  $17.39805 $ 51,415   0.73%      0.65 - 2.75%    16.24% to  18.76%
December 31, 2006    3,004    $13.18590 to  $14.64915 $ 43,166   1.77%      0.65 - 2.75%    17.73% to  20.26%
December 31, 2005    2,709    $11.94145 to  $12.18096 $ 32,672   0.56%      0.65 - 2.50%    13.49% to  15.63%
December 31, 2004    1,458    $10.52413 to  $10.53434 $ 15,350   0.00%      0.65 - 2.50%    33.82% to  39.61%
December 31, 2003    2,705    $ 7.53808 to  $ 7.87202 $ 23,292   0.00%      0.65 - 2.25%    36.02% to  38.24%

                                              Gartmore NVIT Developing Markets
                  -----------------------------------------------------------------------------------------
December 31, 2007   14,104    $21.82742 to  $46.18441 $478,758   0.45%      0.65 - 2.75%    39.55% to  42.57%
December 31, 2006   14,181    $15.64163 to  $32.47568 $323,571   0.56%      0.65 - 2.75%    30.88% to  33.70%
December 31, 2005   17,521    $14.97909 to  $16.29013 $293,345   0.53%      0.65 - 2.50%    28.24% to  30.66%
December 31, 2004   15,105    $11.46381 to  $12.70271 $185,833   0.55%      0.65 - 2.50%    19.00% to  27.03%
December 31, 2003   16,007    $ 9.63331 to  $15.47360 $157,916   0.08%      0.65 - 2.40%    55.87% to  58.66%

                                                First Trust The Dow Target 10
                  -----------------------------------------------------------------------------------------
December 31, 2007    1,361    $ 9.78319 to  $14.55047 $ 16,177   0.00%       0.65 -2.50%    -1.87% to   0.00%
December 31, 2006    2,311    $ 9.81749 to  $14.63859 $ 27,950   0.00%      0.65 - 2.50%    22.44% to  24.75%
December 31, 2005    1,226    $ 9.83399 to  $10.14565 $ 11,614   0.00%      0.65 - 2.50%    -5.63% to  -3.85%
December 31, 2004    1,295    $10.55000 to  $10.42110 $ 12,754   0.00%      0.65 - 2.50%     4.21% to  31.55%
December 31, 2003      527    $ 8.01942 to  $12.04852 $  4,270   0.00%      1.00 - 1.25%    18.42% to  18.72%

                                           First Trust Target Focus Four Portfolio
                  -----------------------------------------------------------------------------------------
December 31, 2007    1,492    $ 4.61460 to  $15.33676 $ 12,698   0.00%      0.65 - 1.90%     3.68% to   5.01%
December 31, 2006    1,129    $ 4.42816 to  $10.14977 $  5,732   0.00%      0.65 - 1.65%     2.30% to   3.34%
December 31, 2005    1,468    $ 4.50117 to  $14.19739 $  7,002   0.00%      0.65 - 1.90%    -1.33% to  -0.07%
December 31, 2004    2,085    $ 4.50450 to  $14.38846 $  9,808   0.00%      0.65 - 1.90%     9.23% to  10.62%
December 31, 2003    2,247    $ 4.07190 to  $13.17279 $  9,486   0.00%      0.65 - 1.90%    34.35% to  36.06%

                                     First Trust Energy Sector (expired March 16, 2007)
                  -----------------------------------------------------------------------------------------
December 31, 2007        0    $ 0.00000 to  $ 0.00000 $      0   0.00%      1.00 - 2.60%    -1.06% to  -1.00%
December 31, 2006      149    $29.15491 to  $29.28749 $  4,360   0.00%      1.00 - 1.25%    11.26% to  11.54%
December 31, 2005      178    $26.20508 to  $26.25795 $  4,661   0.00%      1.00 - 1.25%    47.27% to  47.64%
December 31, 2004      211    $17.78562 to  $17.79448 $  3,746   0.00%      1.00 - 1.25%    30.39% to  30.72%
December 31, 2003      209    $13.60587 to  $13.64716 $  2,839   0.00%      1.00 - 1.25%    30.08% to  30.41%

                                   First Trust Financal Services (expired March 16, 2007)
                  -----------------------------------------------------------------------------------------
December 31, 2007        0    $ 0.00000 to  $ 0.00000 $      0   0.00%      1.00 - 2.60%    -3.50% to  -3.45%
December 31, 2006      193    $17.95519 to  $18.03676 $  3,476   0.00%      1.00 - 1.25%    15.41% to  15.70%
December 31, 2005      231    $15.55762 to  $15.58893 $  3,599   0.00%      1.00 - 1.25%     6.80% to   7.07%
December 31, 2004      319    $14.56013 to  $14.56756 $  4,641   0.00%      1.00 - 1.25%    13.97% to  14.26%
December 31, 2003      374    $12.74336 to  $12.78215 $  4,761   0.00%      1.00 - 1.25%    31.34% to  31.67%

                                      A71

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                    First Trust PharmHealth Sector (expired March 16, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007        0    $ 0.00000 to  $ 0.00000 $      0   0.00%      1.00 - 2.60%      0.54% to    0.59%
December 31, 2006      245    $11.54688 to  $13.26605 $  2,868   0.00%      1.00 - 1.25%      7.21% to    7.48%
December 31, 2005      282    $10.74296 to  $12.37366 $  3,062   0.00%      1.00 - 1.25%      9.90% to   10.17%
December 31, 2004      359    $ 9.75000 to  $11.26000 $  3,536   0.00%      1.00 - 1.25%     -1.92% to   -1.71%
December 31, 2003      412    $ 9.91681 to  $11.47981 $  4,119   0.00%      1.00 - 1.25%     18.16% to   18.46%

                                        First Trust Technology (expired March 16, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007        0    $ 0.00000 to  $ 0.00000 $      0   0.00%      1.00 - 2.60%     -1.68% to   -1.68%
December 31, 2006      255    $ 5.05730 to  $ 5.05730 $  1,288   0.00%      1.00 - 1.00%      1.81% to    1.81%
December 31, 2005      308    $ 4.96742 to  $ 4.96742 $  1,532   0.00%      1.00 - 1.00%      4.12% to    4.12%
December 31, 2004      355    $ 4.77077 to  $ 4.77077 $  1,694   0.00%      1.00 - 1.00%      0.19% to    0.19%
December 31, 2003      435    $ 4.76159 to  $ 4.76159 $  2,073   0.00%       1.00 -1.00%     45.14% to   45.14%

                                             First Trust Global Dividend Target 15
                  -------------------------------------------------------------------------------------------
December 31, 2007    8,705    $16.10195 to  $26.71430 $173,717   0.00%      0.65 - 2.75%     10.21% to   12.60%
December 31, 2006    7,225    $17.08339 to  $23.86991 $128,826   0.00%      0.65 - 2.50%     34.99% to   37.54%
December 31, 2005    2,795    $12.65511 to  $13.05592 $ 36,800   0.00%      0.65 - 2.50%      7.43% to    9.46%
December 31, 2004    1,858    $11.93000 to  $11.78007 $ 22,624   0.00%      0.65 - 2.50%     12.65% to   17.80%
December 31, 2003      286    $10.58760 to  $12.95598 $  3,049   0.00%      1.00 - 1.25%     32.43% to   32.76%

                                                 First Trust NASDAQ Target 15
                  -------------------------------------------------------------------------------------------
December 31, 2007      857    $11.39370 to  $16.53539 $ 11,317   0.00%      0.65 - 1.90%     19.41% to   20.94%
December 31, 2006      686    $ 9.45483 to  $13.75647 $  7,316   0.00%      0.65 - 1.65%      7.09% to    8.18%
December 31, 2005      673    $10.78336 to  $11.01244 $  6,552   0.00%      0.65 - 1.90%      1.36% to    2.65%
December 31, 2004      748    $10.63850 to  $10.72820 $  7,024   0.00%      0.65 - 1.90%     19.52% to   20.53%
December 31, 2003      570    $ 8.90087 to  $ 8.90087 $  5,070   0.00%      1.00 - 1.00%     34.66% to   34.66%

                                                   First Trust S&P Target 24
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,425    $ 8.89991 to  $14.34653 $ 15,798   0.00%      0.65 - 2.50%      1.58% to    3.52%
December 31, 2006    1,497    $ 8.62770 to  $13.94316 $ 16,056   0.00%      0.65 - 2.50%      0.32% to    2.22%
December 31, 2005    1,716    $10.85174 to  $11.19548 $ 18,042   0.00%      0.65 - 2.50%      1.56% to    3.48%
December 31, 2004    1,433    $10.68490 to  $10.81888 $ 14,152   0.00%      0.65 - 2.50%      6.85% to   48.18%
December 31, 2003      757    $ 7.30103 to  $11.88873 $  5,553   0.00%      1.00 - 1.25%     22.55% to   22.86%

                                                    First Trust Managed VIP
                  -------------------------------------------------------------------------------------------
December 31, 2007   12,029    $11.80803 to  $18.45100 $174,193   0.00%      0.65 - 2.75%      6.44% to    8.76%
December 31, 2006   15,281    $10.89598 to  $17.06925 $203,898   0.00%      0.65 - 2.50%      8.73% to   10.79%
December 31, 2005   15,096    $11.77287 to  $12.14584 $182,873   0.00%      0.65 - 2.50%      4.57% to    6.55%
December 31, 2004    9,571    $11.25812 to  $11.39923 $108,508   0.00%      0.65 - 2.50%     12.58% to   36.28%
December 31, 2003    2,175    $ 8.36444 to  $13.20277 $ 20,497   0.00%      1.00 - 1.25%     33.25% to   33.58%

                                               First Trust Value Line Target 25
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,219    $ 5.43929 to  $23.28349 $ 44,021   0.00%      0.65 - 1.90%     15.94% to   17.43%
December 31, 2006    3,691    $ 4.64840 to  $19.94915 $ 43,760   0.00%      0.65 - 2.75%      0.06% to    2.21%
December 31, 2005    4,713    $14.75809 to  $15.07130 $ 54,045   0.00%      0.65 - 1.90%     17.44% to   18.93%
December 31, 2004    2,730    $12.67240 to  $12.56662 $ 21,764   0.00%      0.65 - 1.90%    292.72% to  296.02%
December 31, 2003    1,541    $ 3.19993 to  $ 3.19993 $  4,932   0.00%      1.00 - 1.00%     39.52% to   39.52%

                                    First Trust Dow Target Dividend (available May 2, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007    7,365    $10.94328 to  $11.58623 $ 82,923   0.00%      0.65 - 2.75%     -1.68% to    0.45%
December 31, 2006    8,909    $11.17799 to  $11.53380 $100,922   0.00%      0.65 - 2.50%     15.19% to   17.37%
December 31, 2005    5,988    $ 9.70374 to  $ 9.82689 $ 58,424   0.00%      0.65 - 2.50%     -2.94% to   -1.73%

                                                      ProFund VP Asia 30
                  -------------------------------------------------------------------------------------------
December 31, 2007    7,319    $21.64038 to  $38.08052 $229,468   0.07%      0.65 - 2.75%     43.66% to   46.78%
December 31, 2006    8,239    $15.06343 to  $26.01023 $172,274   0.41%      0.65 - 2.75%     35.47% to   38.39%
December 31, 2005    4,504    $11.77381 to  $14.99956 $ 68,490   0.30%      0.65 - 2.50%     16.53% to   18.73%
December 31, 2004    3,205    $12.63287 to  $10.10342 $ 40,955   0.29%      0.65 - 2.50%     -1.19% to    1.03%
December 31, 2003    3,845    $12.78466 to  $10.42506 $ 49,127   0.07%      0.65 - 2.25%      0.93% to   63.85%

                                      A72

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                       ProFund VP Banks
                  -------------------------------------------------------------------------------------------
December 31, 2007      978    $ 8.96638 to  $11.75272 $  9,868   3.33%      0.65 - 2.50%    -29.10% to  -27.75%
December 31, 2006      961    $12.64709 to  $16.30793 $ 13,291   0.82%      0.65 - 2.50%     12.53% to   14.66%
December 31, 2005      975    $11.23895 to  $12.20988 $ 11,872   2.58%      0.65 - 2.50%     -2.63% to   -0.79%
December 31, 2004    1,047    $11.54299 to  $12.30741 $ 13,102   0.45%      0.65 - 2.50%     11.04% to   15.43%
December 31, 2003      517    $11.08359 to  $12.78925 $  5,759   0.90%      0.65 - 2.40%     26.28% to   28.55%

                                                        ProFund VP Bear
                  -------------------------------------------------------------------------------------------
December 31, 2007    4,417    $ 5.56702 to  $ 8.38154 $ 29,521   4.17%      0.65 - 2.50%     -1.93% to   -0.06%
December 31, 2006    4,205    $ 5.67078 to  $ 8.38655 $ 28,388   1.80%      0.65 - 2.50%     -9.81% to   -8.10%
December 31, 2005    6,309    $ 7.81248 to  $ 9.12581 $ 48,454   0.00%      0.65 - 2.50%     -3.82% to   -2.00%
December 31, 2004    3,448    $ 8.12302 to  $ 9.31230 $ 28,157   0.00%      0.65 - 2.50%    -12.53% to  -10.87%
December 31, 2003    5,783    $ 9.28716 to  $10.44809 $ 53,662   0.00%      0.65 - 2.50%    -25.08% to   -7.13%

                                                   ProFund VP Biotechnology
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,763    $ 8.32997 to  $16.36489 $ 16,586   0.00%      0.65 - 1.90%     -3.04% to   -1.80%
December 31, 2006    1,291    $ 8.54742 to  $16.70677 $ 12,290   0.00%      0.65 - 1.90%     -5.91% to   -4.72%
December 31, 2005    2,503    $ 9.38369 to  $17.03129 $ 25,003   0.00%      0.65 - 1.90%     16.98% to   18.47%
December 31, 2004    2,930    $ 7.92074 to  $14.55869 $ 24,751   0.00%      0.65 - 1.90%      7.64% to    9.01%
December 31, 2003    1,929    $ 7.26607 to  $13.52589 $ 14,279   0.00%      0.65 - 1.90%     37.13% to   38.88%

                                                  ProFund VP Basic Materials
                  -------------------------------------------------------------------------------------------
December 31, 2007    6,010    $13.55624 to  $22.18935 $111,824   0.42%      0.65 - 2.75%     27.10% to   29.86%
December 31, 2006    2,131    $13.57865 to  $17.13093 $ 30,609   0.27%      0.65 - 2.50%     12.60% to   14.73%
December 31, 2005    2,619    $12.38177 to  $12.40714 $ 34,114   0.06%      0.65 - 2.50%     -0.11% to    1.77%
December 31, 2004    2,088    $12.19078 to  $12.39593 $ 25,614   0.29%      0.65 - 2.50%      9.51% to   23.96%
December 31, 2003    4,606    $11.13250 to  $13.30914 $ 50,922   0.27%      0.65 - 2.15%     28.75% to   30.72%

                                                     ProFund VP UltraBull
                  -------------------------------------------------------------------------------------------
December 31, 2007    4,135    $10.00785 to  $20.99317 $ 49,950   0.53%      0.65 - 1.90%     -1.07% to    0.20%
December 31, 2006    4,655    $10.06481 to  $21.00543 $ 53,893   0.33%      0.65 - 1.90%     20.73% to   22.26%
December 31, 2005    4,472    $ 8.61103 to  $16.68766 $ 41,431   0.13%      0.65 - 1.90%      0.66% to    1.94%
December 31, 2004    8,988    $ 8.44700 to  $16.57769 $ 83,929   0.00%      0.65 - 1.90%     14.95% to   16.41%
December 31, 2003    7,766    $ 7.25597 to  $14.42210 $ 59,635   0.00%      0.65 - 1.90%     50.03% to   51.94%

                                                        ProFund VP Bull
                  -------------------------------------------------------------------------------------------
December 31, 2007   10,229    $12.11519 to  $15.41660 $128,911   0.50%      0.65 - 2.50%      0.95% to    2.87%
December 31, 2006   18,245    $11.89713 to  $15.02392 $227,054   0.23%      0.65 - 2.50%     10.82% to   12.92%
December 31, 2005   20,272    $11.04492 to  $11.23459 $222,568   0.26%      0.65 - 2.50%      0.18% to    2.07%
December 31, 2004   26,232    $10.82090 to  $11.21483 $284,797   0.00%      0.65 - 2.50%      8.12% to   12.15%
December 31, 2003   13,721    $10.00845 to  $11.94242 $137,284   0.00%      0.65 - 2.40%     22.57% to   24.77%

                                                 ProFund VP Consumer Services
                  -------------------------------------------------------------------------------------------
December 31, 2007      240    $ 8.91144 to  $11.98752 $  2,447   0.00%      0.65 - 2.50%    -10.55% to   -8.85%
December 31, 2006      602    $ 9.87614 to  $13.18401 $  6,499   0.00%      0.65 - 2.50%      9.21% to   11.27%
December 31, 2005      349    $ 9.30453 to  $ 9.90834 $  3,521   0.00%      0.65 - 2.50%     -7.04% to   -5.29%
December 31, 2004    1,192    $ 9.82392 to  $10.65926 $ 11,879   0.00%      0.65 - 2.50%      6.59% to    6.90%
December 31, 2003      403    $ 9.18941 to  $11.59131 $  3,777   0.00%      0.65 - 2.40%     23.76% to   25.97%

                                                   ProFund VP Consumer Goods
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,349    $11.90105 to  $14.80676 $ 30,124   0.81%      0.65 - 2.50%      4.89% to    6.89%
December 31, 2006    1,570    $11.24740 to  $13.88705 $ 18,574   0.10%      0.65 - 2.50%      9.81% to   11.89%
December 31, 2005      630    $10.53789 to  $11.03962 $  6,913   0.34%      0.65 - 2.50%     -2.85% to   -1.01%
December 31, 2004      921    $10.64584 to  $12.20066 $  9,972   0.03%      0.65 - 2.40%      8.54% to   14.30%
December 31, 2003      245    $ 9.80789 to  $10.67427 $  2,406   0.38%      0.65 - 2.25%      1.48% to   17.69%

                                                     ProFund VP Oil & Gas
                  -------------------------------------------------------------------------------------------
December 31, 2007    7,071    $16.54018 to  $32.13077 $188,298   0.00%      0.65 - 2.75%     28.81% to   31.61%
December 31, 2006    7,128    $12.84063 to  $24.47578 $143,520   0.00%      0.65 - 2.75%     17.32% to   19.84%
December 31, 2005    8,943    $15.53164 to  $17.61397 $148,186   0.00%      0.65 - 2.50%     28.04% to   30.46%
December 31, 2004    6,640    $11.90553 to  $13.75686 $ 85,038   0.00%      0.65 - 2.50%     28.51% to   37.57%
December 31, 2003    4,640    $ 9.26400 to  $12.06634 $ 44,342   0.00%      0.65 - 2.40%     19.34% to   21.48%

                                      A73

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                     ProFund VP Europe 30
                  -------------------------------------------------------------------------------------------
December 31, 2007    5,888    $11.07157 to  $21.41832 $ 92,832   1.86%      0.65 - 2.50%     11.70% to   13.83%
December 31, 2006    9,521    $ 9.78576 to  $18.86370 $126,117   0.39%      0.65 - 2.50%     14.58% to   16.74%
December 31, 2005    7,481    $ 9.92756 to  $13.01970 $ 81,339   0.14%      0.65 - 2.50%      5.40% to    7.39%
December 31, 2004   10,431    $ 9.24454 to  $12.35313 $102,514   0.14%      0.65 - 2.50%     13.58% to   23.53%
December 31, 2003   12,852    $ 8.13940 to  $11.08926 $108,778   0.20%      0.65 - 2.25%      2.39% to   37.83%

                                                     ProFund VP Financials
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,779    $10.12613 to  $13.22887 $ 20,400   0.97%      0.65 - 2.50%    -21.15% to  -19.64%
December 31, 2006    3,163    $12.12850 to  $16.50435 $ 44,681   0.50%      0.65 - 2.50%     14.42% to   16.59%
December 31, 2005    2,568    $11.38546 to  $11.39228 $ 31,419   0.72%      0.65 - 2.50%      1.39% to    3.31%
December 31, 2004    2,337    $11.02715 to  $13.33338 $ 27,138   0.28%      0.65 - 2.40%      7.38% to    9.62%
December 31, 2003    1,707    $10.05949 to  $12.41737 $ 17,791   0.17%      0.65 - 2.15%     26.21% to   28.15%

                                                ProFund VP U.S. Government Plus
                  -------------------------------------------------------------------------------------------
December 31, 2007    7,087    $10.53295 to  $13.60595 $ 87,800   3.52%      0.65 - 2.65%      7.19% to    9.40%
December 31, 2006    2,704    $ 9.82620 to  $12.43644 $ 31,415   3.44%      0.65 - 2.65%     -7.07% to   -5.17%
December 31, 2005    7,185    $11.44316 to  $13.11433 $ 89,133   2.31%      0.65 - 2.50%      6.29% to    8.31%
December 31, 2004    3,732    $10.23058 to  $12.10868 $ 43,240   0.86%      0.65 - 2.40%      5.28% to    7.48%
December 31, 2003    3,342    $ 9.71767 to  $11.26614 $ 36,696   3.92%      0.65 - 2.15%     -4.64% to   -3.18%

                                                    ProFund VP Health Care
                  -------------------------------------------------------------------------------------------
December 31, 2007    5,321    $ 9.49653 to  $13.12280 $ 57,795   0.00%      0.65 - 2.50%      3.90% to    5.88%
December 31, 2006    6,343    $ 9.03730 to  $12.42496 $ 63,921   0.00%      0.65 - 2.50%      2.62% to    4.56%
December 31, 2005    5,511    $ 9.04054 to  $10.97896 $ 53,879   0.00%      0.65 - 2.50%      3.37% to    5.33%
December 31, 2004    4,053    $ 8.58298 to  $10.97696 $ 37,119   0.00%      0.65 - 2.40%     -0.10% to    1.70%
December 31, 2003    2,642    $ 8.43984 to  $10.98801 $ 23,349   0.00%      0.65 - 2.40%     14.61% to   16.66%

                                       ACCESS VP High Yield Fund (available May 2, 2005)
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,274    $11.58477 to  $12.09846 $ 26,924   7.03%      0.65 - 2.25%      2.81% to    4.50%
December 31, 2006    2,746    $11.23960 to  $11.57769 $ 31,357   6.19%      0.65 - 2.40%      6.95% to    8.86%
December 31, 2005    3,308    $10.54502 to  $10.63499 $ 35,001   3.74%      0.65 - 1.90%      5.47% to    6.36%

                                                    ProFund VP Industrials
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,594    $13.55087 to  $18.13551 $ 23,481   0.00%      0.65 - 2.50%      8.92% to   10.99%
December 31, 2006      738    $12.33357 to  $16.38084 $  9,581   0.00%      0.65 - 2.50%      8.87% to   10.93%
December 31, 2005      828    $11.65524 to  $12.02792 $ 10,102   0.00%      0.65 - 2.50%     -0.12% to    1.77%
December 31, 2004      808    $11.45243 to  $12.04227 $  9,459   0.00%      0.65 - 2.50%     12.48% to   20.42%
December 31, 2003    1,160    $10.18189 to  $12.81438 $ 11,752   0.00%      0.65 - 2.15%     25.64% to   27.57%

                                                      ProFund VP Internet
                  -------------------------------------------------------------------------------------------
December 31, 2007      647    $20.41623 to  $23.66106 $ 13,299   0.62%      0.65 - 1.90%      8.08% to    9.47%
December 31, 2006      488    $18.84122 to  $21.66964 $  9,275   0.00%      0.65 - 1.90%     -0.56% to    0.70%
December 31, 2005    1,329    $19.61413 to  $20.90237 $ 25,339   0.00%      0.65 - 1.90%      5.40% to    6.74%
December 31, 2004    2,334    $18.37524 to  $19.83065 $ 41,983   0.00%      0.65 - 1.90%     18.95% to   20.47%
December 31, 2003      986    $15.25273 to  $16.67093 $ 14,857   0.00%      0.65 - 1.90%     74.61% to   76.83%

                                                       ProFund VP Japan
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,734    $12.84546 to  $18.85032 $ 24,755   4.66%      0.65 - 2.50%    -12.26% to  -10.58%
December 31, 2006    4,322    $14.47744 to  $21.13429 $ 67,827   0.79%      0.65 - 2.65%      7.89% to   10.10%
December 31, 2005    9,016    $13.81772 to  $14.27008 $129,124   0.00%      0.65 - 2.50%     38.25% to   40.86%
December 31, 2004    2,766    $ 9.80926 to  $13.25999 $ 27,662   0.00%      0.65 - 2.40%      4.68% to    6.86%
December 31, 2003    2,740    $ 9.17953 to  $12.66775 $ 25,192   0.00%      0.65 - 2.15%     24.05% to   25.95%

                                                  ProFund VP Precious Metals
                  -------------------------------------------------------------------------------------------
December 31, 2007    8,057    $14.94561 to  $22.52410 $155,610   3.56%      0.65 - 2.75%     19.07% to   21.66%
December 31, 2006    7,735    $12.55178 to  $18.56096 $124,745   0.69%      0.65 - 2.75%      4.42% to    6.67%
December 31, 2005    7,464    $12.49053 to  $15.17761 $113,120   0.00%      0.65 - 2.50%     23.15% to   25.48%
December 31, 2004    5,015    $10.14273 to  $12.09584 $ 60,442   0.00%      0.65 - 2.50%    -12.17% to  -10.50%
December 31, 2003    5,643    $11.54866 to  $13.51554 $ 76,189   0.00%      0.65 - 2.50%     15.49% to   38.33%

                                      A74

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                   ProFund VP Mid-Cap Growth
                  -------------------------------------------------------------------------------------------
December 31, 2007    4,690    $11.84301 to  $17.24942 $ 64,542   0.00%      0.65 - 2.75%      8.66% to   11.01%
December 31, 2006    5,246    $10.89955 to  $15.57741 $ 67,092   0.00%      0.65 - 2.75%      1.12% to    3.30%
December 31, 2005   12,852    $12.01395 to  $12.02225 $155,726   0.00%      0.65 - 2.50%      8.45% to   10.50%
December 31, 2004    6,821    $10.87246 to  $11.08578 $ 75,036   0.00%      0.65 - 2.50%     10.36% to   10.86%
December 31, 2003    4,689    $ 9.85186 to  $12.24894 $ 46,543   0.00%      0.65 - 2.40%     24.84% to   27.08%

                                                   ProFund VP Mid-Cap Value
                  -------------------------------------------------------------------------------------------
December 31, 2007    4,473    $13.70000 to  $18.70876 $ 65,127   0.40%      0.65 - 2.50%     -1.57% to    0.31%
December 31, 2006    6,924    $13.79740 to  $18.69833 $104,430   0.02%      0.65 - 2.50%      9.50% to   11.57%
December 31, 2005    7,507    $12.91090 to  $12.96407 $ 99,111   0.00%      0.65 - 2.50%      6.13% to    8.14%
December 31, 2004   10,344    $11.98840 to  $12.16502 $125,392   0.00%      0.65 - 2.50%     15.21% to   21.65%
December 31, 2003    4,742    $10.40614 to  $13.32549 $ 50,523   0.00%      0.65 - 2.40%     34.86% to   32.49%

                                                  ProFund VP Pharmaceuticals
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,426    $ 8.33325 to  $10.00645 $ 12,439   1.10%      0.65 - 2.50%     -0.25% to    1.65%
December 31, 2006    2,413    $ 8.28177 to  $ 9.93954 $ 21,075   0.37%      0.65 - 2.50%      9.38% to   11.45%
December 31, 2005    1,378    $ 7.79007 to  $ 8.82252 $ 10,783   0.29%      0.65 - 2.50%     -6.21% to   -4.44%
December 31, 2004    1,435    $ 8.15189 to  $ 8.78326 $ 11,802   0.00%      0.65 - 2.40%    -11.40% to   -9.81%
December 31, 2003    1,316    $ 9.03855 to  $ 9.91382 $ 11,850   0.00%      0.65 - 2.40%      3.06% to    4.91%

                                                    ProFund VP Real Estate
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,572    $13.72045 to  $20.07626 $ 28,411   0.91%      0.65 - 2.50%    -21.63% to  -20.14%
December 31, 2006    3,041    $14.53445 to  $25.13870 $ 69,717   0.57%      0.65 - 2.50%     29.19% to   31.63%
December 31, 2005    1,949    $13.55256 to  $19.09812 $ 34,432   2.04%      0.65 - 2.50%      4.09% to    6.06%
December 31, 2004    4,720    $13.02029 to  $18.00747 $ 79,438   1.89%      0.65 - 2.50%     26.37% to   30.20%
December 31, 2003    2,564    $13.29130 to  $14.24964 $ 35,196   2.00%      0.65 - 2.15%     30.29% to   32.29%

                                              ProFund VP Rising Rates Opportunity
                  -------------------------------------------------------------------------------------------
December 31, 2007    5,407    $ 6.06214 to  $ 7.67436 $ 35,126   4.72%      0.65 - 2.50%     -7.58% to   -5.82%
December 31, 2006   10,313    $ 6.50235 to  $ 8.22730 $ 70,970   1.36%      0.65 - 2.50%      7.40% to    9.43%
December 31, 2005   11,309    $ 6.22921 to  $ 7.43736 $ 72,023   0.00%      0.65 - 2.50%    -10.19% to   -8.49%
December 31, 2004   16,152    $ 6.80694 to  $ 8.28113 $112,263   0.00%      0.65 - 2.50%    -17.19% to  -11.47%
December 31, 2003    5,316    $ 7.68911 to  $ 9.06711 $ 41,218   0.00%      0.65 - 2.40%     -6.41% to   -4.74%

                                                     ProFund VP NASDAQ-100
                  -------------------------------------------------------------------------------------------
December 31, 2007    8,873    $ 6.43605 to  $17.72715 $ 94,213   0.00%      0.65 - 2.50%     14.67% to   16.86%
December 31, 2006    7,600    $ 5.54980 to  $15.20854 $ 67,277   0.00%      0.65 - 2.50%      2.83% to    4.78%
December 31, 2005   11,466    $ 5.54081 to  $10.62917 $ 89,367   0.00%      0.65 - 2.50%     -2.32% to   -0.47%
December 31, 2004   20,721    $ 5.56695 to  $10.88139 $156,073   0.00%      0.65 - 2.50%      7.82% to    8.81%
December 31, 2003   25,158    $ 5.16310 to  $13.43592 $153,444   0.00%      0.65 - 2.15%     43.59% to   45.79%

                                                   ProFund VP Semiconductor
                  -------------------------------------------------------------------------------------------
December 31, 2007      707    $ 7.35362 to  $12.83893 $  5,296   0.00%      0.65 - 1.90%      5.03% to    6.38%
December 31, 2006      842    $ 6.98349 to  $12.09994 $  5,953   0.00%      0.65 - 1.90%     -8.85% to   -7.69%
December 31, 2005    1,778    $ 7.93141 to  $12.73195 $ 13,685   0.00%      0.65 - 1.90%      6.58% to    7.94%
December 31, 2004    1,507    $ 7.34818 to  $11.94555 $ 10,853   0.00%      0.65 - 1.90%    -25.00% to  -24.04%
December 31, 2003    1,915    $ 9.67397 to  $15.92764 $ 18,307   0.00%      0.65 - 1.90%     84.74% to   87.10%

                                                  ProFund VP Small-Cap Growth
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,403    $11.22750 to  $18.54517 $ 36,925   0.00%      0.65 - 2.75%      1.18% to    3.38%
December 31, 2006    5,415    $11.09652 to  $17.98465 $ 79,247   0.00%      0.65 - 2.75%      5.67% to    7.95%
December 31, 2005   13,797    $12.77991 to  $13.14465 $184,753   0.00%      0.65 - 2.50%      4.86% to    6.84%
December 31, 2004   16,741    $12.18762 to  $12.30294 $208,744   0.00%      0.65 - 2.50%     19.02% to   21.88%
December 31, 2003   14,600    $10.33685 to  $12.97770 $153,408   0.00%      0.65 - 2.40%     31.10% to   33.45%

                                    ProFund VP Short Mid-Cap (available November 22, 2004)
                  -------------------------------------------------------------------------------------------
December 31, 2007      183    $ 7.75791 to  $ 8.06997 $  1,437   5.33%      0.65 - 1.90%     -4.71% to   -3.49%
December 31, 2006      617    $ 8.14103 to  $ 8.36143 $  5,104   0.68%      0.65 - 1.90%     -5.46% to   -4.26%
December 31, 2005      472    $ 8.61142 to  $ 8.73367 $  4,080   0.00%      0.65 - 1.90%    -11.18% to  -10.05%
December 31, 2004       53    $ 9.69807 to  $ 9.70092 $    515   0.00%      1.00 - 1.65%     -0.35% to   -0.34%

                                      A75

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                                  ProFund VP Short NASDAQ-100
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,314    $ 4.52611 to  $ 6.96446 $ 11,446   6.82%      0.65 - 2.50%    -13.78% to  -12.13%
December 31, 2006    4,161    $ 5.24385 to  $ 8.00285 $ 23,704   0.86%      0.65 - 2.50%     -3.83% to   -2.01%
December 31, 2005    5,301    $ 6.10193 to  $ 8.07924 $ 31,249   0.00%      0.65 - 2.50%     -1.70% to    0.16%
December 31, 2004    2,547    $ 5.53538 to  $ 6.09211 $ 15,078   0.00%      0.65 - 2.40%    -13.25% to  -11.69%
December 31, 2003    4,453    $ 6.38053 to  $ 6.89824 $ 30,229   0.76%      0.65 - 2.40%    -38.81% to  -37.71%

                                   ProFund VP Short Small-Cap (available November 22, 2004)
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,563    $ 8.06040 to  $ 8.38481 $ 12,742   3.07%      0.65 - 1.90%      2.54% to    3.85%
December 31, 2006    1,564    $ 7.86107 to  $ 8.07403 $ 12,448   0.90%      0.65 - 1.90%    -13.46% to  -12.36%
December 31, 2005      726    $ 9.08360 to  $ 9.21260 $  6,654   0.00%      0.65 - 1.90%     -4.76% to   -3.55%
December 31, 2004      268    $ 9.54341 to  $ 9.54061 $  2,559   0.00%      1.00 - 1.65%     -0.53% to   -0.52%

                                                  ProFund VP Small-Cap Value
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,208    $10.62939 to  $17.79955 $ 30,154   0.00%      0.65 - 2.75%     -9.79% to   -7.83%
December 31, 2006    6,878    $11.78269 to  $19.36027 $100,515   0.00%      0.65 - 2.75%     14.21% to   16.67%
December 31, 2005    4,740    $11.77792 to  $12.66318 $ 61,212   0.00%      0.65 - 2.50%      1.40% to    3.32%
December 31, 2004   14,281    $11.39922 to  $12.48776 $175,602   0.00%      0.65 - 2.50%     19.34% to   24.88%
December 31, 2003   14,978    $ 9.55207 to  $13.33056 $147,142   0.00%      0.65 - 2.40%     31.45% to   33.81%

                                                     ProFund VP Technology
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,423    $ 5.86031 to  $16.16945 $ 27,215   0.00%      0.65 - 1.90%     12.23% to   13.66%
December 31, 2006    2,301    $ 5.19529 to  $14.26170 $ 14,524   0.00%      0.65 - 1.90%      6.02% to    7.37%
December 31, 2005    2,697    $ 5.06142 to  $12.90161 $ 15,241   0.60%      0.65 - 1.90%     -0.69% to    0.57%
December 31, 2004    3,442    $ 5.03294 to  $12.99168 $ 19,542   0.00%      0.65 - 1.90%     -2.33% to   -1.08%
December 31, 2003    3,795    $ 5.08790 to  $13.30122 $ 20,788   0.00%      0.65 - 1.90%     43.19% to   45.02%

                                                 ProFund VP Telecommunications
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,378    $ 6.52098 to  $16.36117 $ 35,538   0.73%      0.65 - 2.75%      5.40% to    7.69%
December 31, 2006    5,123    $ 6.10191 to  $15.34089 $ 44,101   0.69%      0.65 - 2.50%     30.94% to   33.41%
December 31, 2005    1,289    $ 4.78437 to  $11.37557 $  8,800   2.21%      0.65 - 2.50%     -8.97% to   -7.25%
December 31, 2004    2,863    $ 5.15817 to  $12.49641 $ 17,888   1.22%      0.65 - 2.50%     14.81% to   24.96%
December 31, 2003    1,363    $ 4.49290 to  $10.05273 $  7,490   0.00%      0.65 - 2.15%      0.26% to    1.80%

                                                    ProFund VP UltraMid-Cap
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,252    $15.77244 to  $28.33786 $ 64,812   0.27%      0.65 - 2.50%      3.30% to    5.28%
December 31, 2006    4,460    $15.13524 to  $26.98605 $ 78,717   0.00%      0.65 - 2.50%      7.88% to    9.92%
December 31, 2005    5,482    $14.43434 to  $15.87782 $ 87,663   0.00%      0.65 - 2.50%     14.96% to   17.13%
December 31, 2004    6,891    $12.32354 to  $13.81214 $ 88,422   0.00%      0.65 - 2.50%     26.87% to   38.12%
December 31, 2003    3,833    $ 9.71365 to  $16.36516 $ 38,352   0.00%      0.65 - 2.40%     66.02% to   68.99%

                                                  ProFund VP UltraNASDAQ-100
                  -------------------------------------------------------------------------------------------
December 31, 2007   39,702    $ 1.08370 to  $24.97224 $ 94,290   0.00%      0.65 - 1.90%     26.03% to   27.64%
December 31, 2006   40,480    $ 0.85424 to  $19.61369 $ 64,705   0.00%      0.65 - 1.90%      2.89% to    4.19%
December 31, 2005   55,242    $ 1.30702 to  $18.28341 $ 96,201   0.00%      0.65 - 1.90%     -5.58% to   -4.38%
December 31, 2004   80,485    $ 1.36684 to  $19.36302 $146,750   0.00%      0.65 - 1.90%     11.93% to   13.36%
December 31, 2003   77,398    $ 1.20574 to  $17.29931 $110,190   0.00%      0.65 - 1.90%     98.82% to   98.82%

                                                   ProFund VP UltraSmall-Cap
                  -------------------------------------------------------------------------------------------
December 31, 2007    1,630    $12.58880 to  $27.11850 $ 22,492   1.00%      0.65 - 1.90%    -14.84% to  -13.75%
December 31, 2006    3,418    $14.70667 to  $31.51979 $ 56,994   0.03%      0.65 - 1.90%     23.61% to   25.19%
December 31, 2005    3,107    $12.40722 to  $24.45672 $ 39,714   0.00%      0.65 - 1.90%     -2.10% to   -0.86%
December 31, 2004   12,861    $12.51485 to  $24.98207 $173,324   0.00%      0.65 - 1.90%     28.58% to   30.22%
December 31, 2003    8,428    $ 9.61073 to  $19.42973 $ 83,335   0.00%      0.65 - 1.90%     95.67% to   98.16%

                                                     ProFund VP Utilities
                  -------------------------------------------------------------------------------------------
December 31, 2007   10,701    $13.01933 to  $23.28866 $183,429   1.08%      0.65 - 2.75%     12.60% to   15.04%
December 31, 2006    7,381    $11.40328 to  $20.29430 $103,910   1.78%      0.65 - 2.50%     16.25% to   18.45%
December 31, 2005    6,383    $10.07028 to  $13.74600 $ 75,840   0.68%      0.65 - 2.50%     10.24% to   12.33%
December 31, 2004    5,238    $ 8.96510 to  $12.46874 $ 51,953   1.01%      0.65 - 2.50%     20.29% to   24.69%
December 31, 2003    2,838    $ 7.45318 to  $12.59701 $ 22,638   2.27%      0.65 - 2.15%     18.76% to   20.58%

                                      A76

                                 At year ended                                 For year ended
                  -------------------------------------------  -----------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**   Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ------------------
                                   ProFund VP Large-Cap Growth (available November 22, 2004)
                  -------------------------------------------------------------------------------------------
December 31, 2007    6,418    $11.31071 to  $11.99261 $ 74,681   0.00%      0.65 - 2.50%      4.27% to    6.26%
December 31, 2006    6,836    $10.84734 to  $11.28595 $ 75,650   0.00%      0.65 - 2.50%      6.34% to    8.35%
December 31, 2005    8,052    $10.20039 to  $10.41581 $ 83,058   0.00%      0.65 - 2.50%     -1.58% to    0.28%
December 31, 2004      337    $10.36577 to  $10.38693 $  3,498   0.00%      0.65 - 2.40%      0.42% to    0.44%

                                   ProFund VP Large-Cap Value (available November 22, 2004)
                  -------------------------------------------------------------------------------------------
December 31, 2007    5,754    $11.48634 to  $12.46217 $ 69,711   0.50%      0.65 - 2.75%     -2.62% to   -0.51%
December 31, 2006   12,386    $11.79581 to  $12.52595 $152,132   0.17%      0.65 - 2.75%     15.41% to   17.90%
December 31, 2005    7,437    $10.40456 to  $10.62437 $ 78,232   0.00%      0.65 - 2.50%      0.46% to    2.36%
December 31, 2004      440    $10.37933 to  $10.35694 $  4,561   0.00%      0.65 - 2.40%      0.41% to    0.44%

                                                        Rydex Nova Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007      670    $ 7.57123 to  $17.65749 $  5,109   1.17%      0.65 - 1.65%     -0.55% to    0.47%
December 31, 2006      950    $ 7.59388 to  $17.75553 $  7,255   1.18%      0.65 - 1.65%     17.31% to   18.50%
December 31, 2005    1,194    $ 6.79147 to  $15.13531 $  7,743   0.31%      0.65 - 1.65%      2.26% to    3.29%
December 31, 2004    1,584    $ 6.57506 to  $14.80144 $ 10,006   0.05%      0.65 - 1.65%     13.87% to  165.58%
December 31, 2003    2,051    $ 5.57318 to  $ 5.77394 $ 11,452   0.00%      0.65 - 1.40%     37.24% to   38.28%

                                                        Rydex OTC Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    2,687    $ 5.09569 to  $17.25647 $ 20,181   0.07%      0.65 - 1.65%     15.87% to   17.05%
December 31, 2006    3,717    $ 4.37993 to  $14.89301 $ 24,011   0.00%      0.65 - 1.65%      4.03% to    5.09%
December 31, 2005    4,874    $ 6.49742 to  $14.31564 $ 30,222   0.00%      0.65 - 1.65%     -0.55% to    0.46%
December 31, 2004    6,736    $ 6.46788 to  $14.39508 $ 41,864   0.00%      0.65 - 1.65%      7.54% to    8.63%
December 31, 2003    8,737    $ 5.95385 to  $13.38605 $ 50,307   0.00%      0.65 - 1.65%     43.02% to   44.47%

                                              Rydex Inverse S&P 500 Strategy Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007       56    $ 8.54195 to  $ 8.84708 $    480   4.26%      1.00 - 1.40%     -0.59% to   -0.18%
December 31, 2006       86    $ 5.97071 to  $ 8.86347 $    736   6.26%      1.00 - 1.65%     -9.03% to   -8.43%
December 31, 2005      125    $ 6.56305 to  $ 9.67905 $  1,181   0.00%      1.00 - 1.65%     -2.40% to   -1.76%
December 31, 2004      149    $ 9.62902 to  $ 9.85245 $  1,435   0.00%      1.00 - 1.40%    -11.47% to  -11.11%
December 31, 2003      186    $10.87639 to  $11.08367 $  2,028   0.00%      1.00 - 1.40%    -24.72% to  -24.41%

                                                    AIM V.I. Dynamics Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    4,321    $ 9.66892 to  $20.92249 $ 61,007   0.00%      0.65 - 2.75%      9.08% to   11.45%
December 31, 2006    5,239    $ 8.72831 to  $18.82001 $ 66,084   0.00%      0.65 - 2.75%     12.93% to   15.36%
December 31, 2005    5,600    $10.48172 to  $12.55791 $ 60,680   0.00%      0.65 - 2.50%      7.96% to   10.00%
December 31, 2004    7,133    $ 9.52867 to  $11.63192 $ 70,632   0.00%      0.65 - 2.50%     12.60% to   16.32%
December 31, 2003    9,813    $ 8.46233 to  $13.04653 $ 85,022   0.00%      0.65 - 2.40%     34.52% to   36.93%

                                               AIM V.I. Financial Services Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    3,135    $ 9.11943 to  $14.02284 $ 39,355   1.50%      0.65 - 2.75%    -24.37% to  -22.72%
December 31, 2006    4,623    $12.14731 to  $18.14659 $ 75,553   1.59%      0.65 - 2.50%     13.54% to   15.69%
December 31, 2005    5,702    $11.44169 to  $15.68589 $ 81,547   1.50%      0.65 - 2.50%      3.27% to    5.22%
December 31, 2004    6,188    $11.07969 to  $14.90782 $ 86,730   0.66%      0.65 - 2.50%      7.97% to   10.80%
December 31, 2003    7,447    $12.53928 to  $13.80766 $ 98,078   0.51%      0.65 - 2.40%     26.47% to   28.74%

                                               AIM V.I. Global Health Care Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    6,151    $12.88139 to  $16.25993 $ 90,893   0.00%      0.65 - 2.50%      9.04% to   11.12%
December 31, 2006    7,589    $11.41050 to  $14.63226 $102,317   0.00%      0.65 - 2.50%      2.61% to    4.55%
December 31, 2005    8,909    $11.99567 to  $13.99520 $116,595   0.00%      0.65 - 2.50%      5.45% to    7.45%
December 31, 2004    9,914    $11.37535 to  $13.02517 $122,422   0.00%      0.65 - 2.50%      6.87% to   13.75%
December 31, 2003   11,072    $10.85273 to  $12.18804 $129,595   0.00%      0.65 - 2.25%      8.53% to   26.95%

                                                   AIM V.I. Technology Fund
                  -------------------------------------------------------------------------------------------
December 31, 2007    8,248    $ 3.88682 to  $16.06382 $ 51,563   0.00%      0.65 - 1.90%      5.65% to    7.00%
December 31, 2006   10,801    $ 3.65474 to  $15.14319 $ 62,386   0.00%      0.65 - 1.90%      8.39% to    9.76%
December 31, 2005   13,665    $ 5.45039 to  $13.73947 $ 72,366   0.00%      0.65 - 1.90%      0.24% to    1.51%
December 31, 2004   18,010    $ 5.36926 to  $13.70690 $ 94,451   0.00%      0.65 - 1.90%      2.64% to    3.95%
December 31, 2003   18,239    $ 5.16515 to  $13.35425 $ 92,924   0.00%      0.65 - 1.90%     42.53% to   44.34%

                                      A77

                                 At year ended                                For year ended
                  -------------------------------------------  ---------------------------------------------
                     Units                              Net    Investment
                  Outstanding       Unit Value         Assets    Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest      (000s)    Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  -------- ---------- ----------------- ----------------
                                       Wells Fargo Advantage VT Asset Allocation Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007    2,721    $13.19876 to  $27.46722 $ 73,917   2.17%      1.40 - 2.25%     5.16% to   6.08%
December 31, 2006    3,848    $12.51877 to  $25.89275 $ 98,746   2.26%      1.40 - 2.25%     9.62% to  10.57%
December 31, 2005    5,123    $11.53381 to  $23.41668 $119,014   2.03%      1.40 - 2.25%     2.63% to   3.52%
December 31, 2004    6,331    $11.23801 to  $22.62013 $142,216   2.00%      1.40 - 2.25%     7.81% to  12.38%
December 31, 2003    7,245    $11.75271 to  $20.98180 $151,438   1.73%      1.40 - 1.90%    19.78% to  20.39%

                                         Wells Fargo Advantage VT Equity Income Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007    2,029    $12.51883 to  $22.38205 $ 28,699   1.45%      0.65 - 2.50%     0.25% to   2.16%
December 31, 2006    2,822    $11.65173 to  $21.90813 $ 38,998   1.58%      0.65 - 2.75%    15.30% to  17.78%
December 31, 2005    2,707    $11.92936 to  $18.60046 $ 31,523   1.45%      0.65 - 2.50%     2.75% to   4.69%
December 31, 2004    2,903    $11.61020 to  $17.76678 $ 31,951   1.64%      0.65 - 2.50%    10.36% to  16.10%
December 31, 2003    2,328    $15.28644 to  $16.09924 $ 23,153   1.58%      0.65 - 2.25%    23.37% to  25.39%

                                      Wells Fargo Advantage VT C&B Large Cap Value Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007    1,163    $10.69777 to  $15.95050 $ 12,737   1.02%      0.65 - 2.25%    -3.41% to  -1.82%
December 31, 2006    1,592    $10.97931 to  $16.41205 $ 17,808   1.45%      0.65 - 2.75%    18.77% to  21.33%
December 31, 2005    1,934    $ 9.61029 to  $ 9.66390 $ 17,885   0.76%      0.65 - 2.25%     0.79% to   2.44%
December 31, 2004    2,343    $ 9.43398 to  $ 9.53473 $ 21,281   1.58%      0.65 - 2.25%     8.71% to  10.50%
December 31, 2003    2,644    $ 8.53761 to  $ 8.77041 $ 21,792   1.51%      0.65 - 2.25%    22.74% to  24.75%

                                      Wells Fargo Advantage VT Large Company Core Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007      823    $11.98836 to  $19.87608 $ 16,323   0.00%      1.40 - 2.00%     0.25% to   0.87%
December 31, 2006    1,079    $11.95836 to  $19.70500 $ 21,202   0.65%      1.40 - 2.00%    13.34% to  14.03%
December 31, 2005    1,406    $10.55130 to  $17.28105 $ 24,242   0.50%      1.40 - 2.00%    -4.19% to  -3.60%
December 31, 2004    1,873    $11.01271 to  $17.92732 $ 33,512   0.00%      1.40 - 2.00%     6.86% to  10.13%
December 31, 2003    2,374    $11.65063 to  $16.77690 $ 39,779   0.00%      1.40 - 1.65%    21.55% to  21.86%

                                      Wells Fargo Advantage VT International Core Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007      228    $11.22464 to  $19.45215 $  2,740   0.01%      1.25 - 2.15%    10.22% to  11.24%
December 31, 2006      240    $10.10604 to  $17.55826 $  2,666   1.60%      1.25 - 2.15%    18.22% to  19.30%
December 31, 2005      289    $ 8.48386 to  $14.54433 $  2,650   1.87%      1.40 - 2.15%     7.32% to   8.14%
December 31, 2004      327    $ 7.84507 to  $13.55206 $  2,802   0.22%      1.40 - 2.15%     6.66% to   8.09%
December 31, 2003      309    $ 7.25760 to  $12.70566 $  2,409   0.32%      1.40 - 1.65%    29.29% to  29.62%

                                     Wells Fargo Advantage VT Large Company Growth Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007      892    $ 9.20072 to  $13.07668 $  8,644   0.00%      1.40 - 2.00%     5.45% to   6.10%
December 31, 2006    1,164    $ 8.67196 to  $12.35658 $ 10,629   0.00%      1.40 - 2.00%     0.31% to   0.92%
December 31, 2005    1,456    $ 8.59302 to  $10.87742 $ 13,023   0.18%      1.40 - 2.00%     3.59% to   4.23%
December 31, 2004    1,767    $ 8.24000 to  $10.50024 $ 15,147   0.00%      1.40 - 2.00%     1.75% to   5.00%
December 31, 2003    1,879    $ 8.09835 to  $11.59446 $ 15,554   0.00%      1.40 - 1.90%    23.89% to  24.52%

                                         Wells Fargo Advantage VT Money Market Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007    1,804    $10.28542 to  $13.53923 $ 24,426   4.57%      1.40 - 1.90%     2.67% to   3.20%
December 31, 2006    1,927    $10.00952 to  $13.11955 $ 25,268   4.25%      1.40 - 2.40%     1.84% to   2.88%
December 31, 2005    2,115    $ 9.86463 to  $12.75216 $ 26,963   2.47%      1.40 - 1.65%     0.85% to   1.11%
December 31, 2004    2,746    $ 9.78121 to  $12.61236 $ 34,621   0.68%      1.40 - 1.65%    -0.96% to  -0.70%
December 31, 2003    3,678    $ 9.87554 to  $12.70171 $ 46,714   0.52%      1.40 - 1.65%    -1.16% to  -0.91%

                                       Wells Fargo Advantage VT Small Cap Growth Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007      337    $12.79553 to  $21.52963 $  4,545   0.00%      1.40 - 1.90%    11.64% to  12.21%
December 31, 2006      442    $11.40341 to  $19.23621 $  5,303   0.00%      1.40 - 1.90%    20.43% to  21.04%
December 31, 2005      530    $ 9.42126 to  $15.80703 $  5,212   0.00%      1.40 - 1.90%     4.23% to   4.76%
December 31, 2004      636    $ 8.99000 to  $15.16544 $  5,946   0.00%      1.40 - 1.90%    11.28% to  12.17%
December 31, 2003      735    $ 8.01738 to  $13.62765 $  6,050   0.00%      1.40 - 1.65%    39.92% to  40.28%

                                       Wells Fargo Advantage VT Total Return Bond Fund
                  -----------------------------------------------------------------------------------------
December 31, 2007      726    $10.77628 to  $14.39016 $ 10,375   4.59%      1.40 - 2.25%     3.76% to   4.67%
December 31, 2006    1,003    $10.38538 to  $13.74805 $ 13,714   4.27%      1.40 - 2.25%     1.40% to   2.28%
December 31, 2005    1,329    $10.24238 to  $13.44215 $ 17,781   3.62%      1.40 - 2.25%    -0.44% to   0.43%
December 31, 2004    1,600    $10.28716 to  $13.38474 $ 21,323   3.44%      1.40 - 2.25%     2.87% to   2.99%
December 31, 2003    2,027    $10.85859 to  $12.99668 $ 26,285   3.24%      1.40 - 1.90%     6.36% to   6.90%

                                      A78

                                  At year ended                                 For year ended
                  ---------------------------------------------  ---------------------------------------------
                     Units                               Net     Investment
                  Outstanding       Unit Value          Assets     Income    Expense Ratio**  Total Return***
                    (000s)      Lowest to Highest       (000s)     Ratio*   Lowest -- Highest Lowest to Highest
                  ----------- ----------------------  ---------- ---------- ----------------- ----------------
                             AST First Trust Balanced Target Portfolio (available March 20, 2006)
                  -------------------------------------------------------------------------------------------
December 31, 2007   102,271   $11.01941 to  $11.50219 $1,144,841   0.50%       0.65 - 3.00%    5.28% to   7.85%
December 31, 2006    43,588   $10.48756 to  $10.66517 $  459,438   0.00%       0.65 - 2.75%    4.90% to   6.66%

                       AST First Trust Capital Appreciation Target Portfolio (available March 20, 2006)
                  -------------------------------------------------------------------------------------------
December 31, 2007   122,279   $11.20422 to  $11.69500 $1,390,643   0.30%       0.65 - 3.00%    8.06% to  10.69%
December 31, 2006    47,802   $10.38961 to  $10.56558 $  498,977   0.00%       0.65 - 2.75%    3.92% to   5.66%

                                 AST Advanced Strategies Portfolio (available March 20, 2006)
                  -------------------------------------------------------------------------------------------
December 31, 2007   106,913   $11.19878 to  $11.68950 $1,216,236   0.48%       0.65 - 3.00%    6.20% to   8.79%
December 31, 2006    50,596   $10.55304 to  $10.74480 $  537,413   0.00%       0.65 - 2.90%    5.56% to   7.45%

                            AST CLS Growth Asset Allocation Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007     1,178   $11.49050 to  $11.51218 $   13,543   0.00%       1.25 - 2.75%   14.93% to  15.13%

                           AST CLS Moderate Asset Allocation Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007       787   $10.02547 to  $10.04880 $    7,899   0.00%       0.90 - 2.75%    0.28% to   0.50%

                          AST Horizon Growth Asset Allocation Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007       484   $10.17498 to  $10.20179 $    4,932   0.00%       0.65 - 2.75%    1.77% to   2.02%

                         AST Horizon Moderate Asset Allocation Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007       278   $10.15504 to  $10.17230 $    2,828   0.00%       1.40 - 2.75%    1.57% to   1.73%

                      AST Niemann Capital Growth Asset Allocation Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007       502   $ 9.98557 to  $10.00448 $    5,016   0.00%       1.25 - 2.75%   -0.12% to   0.06%

                           AST Western Asset Core Plus Bond Portfolio (available November 19, 2007)
                  -------------------------------------------------------------------------------------------
December 31, 2007     3,195   $ 9.96574 to  $ 9.98760 $   31,861   0.00%       1.00 - 2.75%   -0.32% to  -0.12%

                                      Columbia High Yield Fund VS (available May 1, 2006)
                  -------------------------------------------------------------------------------------------
December 31, 2007        38   $10.80761 to  $10.80761 $      412   4.92%       1.00 - 1.00%    0.82% to   0.82%
December 31, 2006        43   $10.71961 to  $10.71961 $      463   2.48%       1.00 - 1.00%    7.01% to   7.01%

                                              Columbia Asset Allocation Fund, VS
                  -------------------------------------------------------------------------------------------
December 31, 2007       719   $16.51140 to  $16.51140 $   11,876   2.80%      1.00 to 1.00%    8.08% to   8.08%
December 31, 2006       861   $15.27753 to  $15.27753 $   13,157   2.52%       1.00 - 1.00%   10.67% to  10.67%
December 31, 2005     1,095   $13.80419 to  $13.80419 $   15,112   2.77%       1.00 - 1.00%    5.47% to   5.47%
December 31, 2004     1,615   $13.08886 to  $13.08886 $   21,141   2.52%       1.00 - 1.00%    8.83% to   8.83%
December 31, 2003     2,207   $12.02655 to  $12.02655 $   26,543   0.00%       1.00 - 1.00%   15.10% to  15.10%

                                             Columbia Federal Securities Fund, VS
                  -------------------------------------------------------------------------------------------
December 31, 2007       178   $11.41611 to  $11.41611 $    2,037   6.47%      1.00 to 1.00%    5.12% to   5.12%
December 31, 2006       195   $10.86011 to  $10.86011 $    2,116   5.66%       1.00 - 1.00%    2.68% to   2.68%
December 31, 2005       325   $10.57645 to  $10.57645 $    3,436   6.05%       1.00 - 1.00%    1.56% to   1.56%
December 31, 2004       472   $10.41437 to  $10.41437 $    4,911   5.52%       1.00 - 1.00%    2.86% to   2.86%
December 31, 2003       781   $10.12509 to  $10.12509 $    7,913   0.00%       1.00 - 1.00%    0.93% to   0.93%

        --------
        * These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. This ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

        ** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The

                                      A79
           ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

        ***These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account, the total return is calculated for the years ended December 31, 2007, 2006, 2005, 2004 and 2003 or from the effective date of the subaccount through the end of the reporting period. Product designs within a subaccount with an effective date during a period were excluded from the range of total return for that period.

Note 7: Contract Charges/Features

        Each Annuity funded through the Separate Account is subject to specific fees and charges, some of which are deducted as an asset-based charge by the Separate Account, while others are deducted either annually or at the time that certain transactions are made.

        Insurance Charge--The Insurance Charge is the combination of the mortality and expense risk charge and the administrative charge deducted by the Separate Account. The Insurance Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account.

        The following Insurance Charge levels apply to each Annuity product, as listed.

Insurance Charge Annuity Product Name
---------------- --------------------
     0.65%       Choice, Choice 2000, ASAP III, XTra Credit SIX, Stagecoach ASAP III, Stagecoach Xtra Credit
                 SIX, Optimum, Optimum Plus
     1.00%       AS Impact, Defined Investments Annuity, Galaxy III
     1.25%       ASAIA, ASVIA
     1.40%       PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach
                 Apex, ASL, Stagecoach Flex, ASL Premier, XTra Credit Stagecoach Extra Credit, Harvester
                 XTra Credit, XTra Credit Premier
                 XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach Variable Annuity,
                 Stagecoach VA+
     1.65%       Apex II, ASL II, ASL II Premier, Stagecoach APEX II, Optimum Four
     2.25%       ASAIA w/ Guarantee

        Distribution Charge--The Distribution Charge is deducted by the Separate Account on four Prudential Annuities annuity contracts. The Distribution Charge is expressed as an annual charge; however the daily equivalent is deducted on a daily basis from the assets of the Separate Account. The charge is deducted for the number of years indicated below and then no longer applies.

Distribution Charge Annuity Product Name                    Period Deducted
------------------- --------------------                    ---------------
       0.60%....... ASAP III, Stagecoach ASAP III, Optimum  Annuity Years 1-8 only
       1.00%....... XTra Credit SIX, Stagecoach XTra Credit Annuity Years 1-10 only
                    SIX, Optimum Plus

        Annual Maintenance Fee--An Annual Maintenance Fee of up to $35 is deducted at the end of each Annuity Year and upon surrender of the Annuity. The Annual Maintenance Fee on certain contracts may be less than $35, may be zero or, under certain circumstances, may be waived based on the Account Value of the Annuity on the anniversary date when the charge is deducted.

                                      A80

        Transfer Fees--Transfer Fees are charged at a rate of $10 for each transfer after the 20th in each Annuity Year, as set forth in the respective prospectuses.

        Contingent Deferred Sales Charges--Contingent Deferred Sales Charges may apply to certain withdrawals from the annuities and upon surrender of the annuity. When applicable, Contingent Deferred Sales Charges will apply for a maximum number of years depending on the type of contract. The maximum number of years may be based on the number of years since each Purchase Payment is applied or from the issue date of the Annuity. Certain annuities do not deduct a Contingent Deferred Sales Charge upon surrender or withdrawal. Please refer to the prospectus for your annuity contract for a complete description of the Contingent Deferred Sales Charge, as well as for any exceptions to the provision that may apply to certain withdrawals during each Annuity Year.

        Premium Taxes--Some states and municipalities impose premium taxes, which currently range up to 3.5% on Variable Immediate Annuity contracts.

        Optional Benefit Charges--Prior to November 18, 2002, Prudential Annuities offered certain optional benefits as riders to the various annuity contracts where the annual charge to purchase the rider was deducted from the annuity on an annual basis in arrears. Effective as of November 18, 2002, Prudential Annuities offers riders for optional benefits whose annual charge is deducted on a daily basis from the assets in the Separate Account. The daily charge for the optional benefits is deducted in the same manner as the Insurance Charge and the Distribution Charge (if applicable). Annuity Owners who elect to purchase an optional benefit purchase units of the Separate Account that reflect the Insurance Charge, Distribution Charge (if applicable) and the charge for any optional benefit(s). Annuity owners who elected an optional benefit whose charge is deducted on an annual basis in arrears will continue to have the applicable charge deducted in this manner.

        Currently, Prudential Annuities offers eight different optional benefits, as follows: Guaranteed Return Option PlusSM (GRO Plus), Guaranteed Minimum Withdrawal Benefit (GMWB), Guaranteed Minimum Income Benefit (GMIB), Lifetime Five Income Benefit (LT5), Highest Anniversary Value Death Benefit (HAV), Enhanced Beneficiary Protection Death Benefit (EBP), Highest Daily Value Death Benefit (HDV) and Combination 5% Roll-Up and HAV Death Benefit (Combo 5%). Currently, the charge for GRO Plus, HAV and EBP is 0.25% per year, respectively, the charge for GMWB is 0.35% per year, the charge for HDV and Combo 5% is 0.50% per year, respectively, the charge for LT5 is 0.60% per year and the charge for GMIB is 0.50% per year of the Protected Income Value. Certain Prudential Annuities annuity contracts may not be eligible to elect all or any optional benefits.

Note 8: Accumulation Unit Values

        Accumulation Unit Values (or "AUVs") are calculated for each Sub-account on each Valuation Day. Each Sub-account may have several different AUVs based on each combination of the Insurance Charge, Distribution Charge and each available optional benefit.

Asset-Based
Charge Level Description of When Applicable
------------ -------------------------------------------------------------------------------------------
       0.65% Choice, Choice 2000 -- No Optional Benefits.
               This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 2 Sub-accounts).
       0.90% Choice, Choice 2000 -- One 0.25% Optional Benefit.

                                      A81

Asset-Based
Charge Level Description of When Applicable
------------ -----------------------------------------------------------------------------------------------
       1.00% AS Impact, Defined Investments Annuity, Galaxy III -- No Optional Benefits.
             Choice 2000 -- with GMWB.
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 3 Sub-accounts).
       1.15% Choice -- Two 0.25% Optional Benefits.
             Choice 2000 -- One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
       1.25% ASAP III, Stagecoach ASAP III, Optimum -- No Optional Benefits.
             AS Impact, Defined Investments Annuity, Galaxy III -- One 0.25% Optional Benefit.
             Choice 2000 -- with LT5; or with GMWB and either HAV or EBP.
             ASAIA, ASVIA
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 7 Sub-accounts).
       1.40% PSA, ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex,
              ASL, Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra
              Credit, XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector,
              Stagecoach Variable Annuity, Stagecoach VA+ -- No Optional Benefits.
             Choice -- Three 0.25% Optional Benefits.
             Choice 2000 -- with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 1 Sub-accounts).
       1.50% ASAP III, Stagecoach ASAP III, Optimum -- One 0.25% Optional Benefit.
             AS Impact, Defined Investments Annuity -- Two 0.25% Optional Benefits.
             Choice 2000 -- with GMWB, HAV, and EBP; or with GMWB and either Combo 5% or HDV; or with
              LT5 and either HAV or EBP.
       1.60% ASAP III, Stagecoach ASAP III, Optimum -- with GMWB.
       1.65% Apex II, ASL II, ASL II Premier, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach
              XTra Credit SIX, Optimum Plus -- No Optional Benefits.
             ACN, ASAP, ASAP II, Harvester Variable Annuity, ASAP II Premier, Apex, Stagecoach Apex, ASL,
              Stagecoach Flex, ASL Premier, XTra Credit, Stagecoach Extra Credit, Harvester XTra Credit,
              XTra Credit Premier, XTra Credit FOUR, XTra Credit FOUR Premier, AS Protector, Stagecoach
              Variable Annuity, Stagecoach VA+ -- One 0.25% Optional Benefit.
              This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 9 Sub-accounts).
       1.75% ASAP III, Stagecoach ASAP III, Optimum -- One 0.50% Optional Benefit; or Two 0.25% Optional
              Benefits.
             Defined Investments Annuity -- Three 0.25% Optional Benefits.
             Choice 2000 -- with LT5, HAV and EBP; or with GMWB, HDV and EBP; or with LT5 and either
              Combo 5% or HDV.
       1.85% ASAP III, Stagecoach ASAP III, Optimum -- with LT5; or with GMWB and either HAV or EBP.
       1.90% ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach
              XTra Credit SIX, Optimum Plus -- One 0.25% Optional Benefit.
             ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
              XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity -- Two 0.25% Optional
              Benefits.
       2.00% ASAP III, Stagecoach ASAP III, Optimum -- with Combo 5% and GRO Plus; or with Three 0.25%
              Optional Benefits.
             ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- with GMWB.
             Choice 2000 -- with LT5, HDV and EBP.
       2.10% ASAP III, Stagecoach ASAP III, Optimum -- with GMWB, HAV and EBP; or with GMWB and either
              Combo 5% or HDV; or with LT5 and either HAV or EBP.
       2.15% ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- One 0.50% Optional Benefit; or Two 0.25% Optional Benefits.
             ASAP II, Apex, Stagecoach Apex, ASL, Stagecoach Flex, XTra Credit, Stagecoach Extra Credit,
              XTra Credit FOUR, Stagecoach VA+, Stagecoach Variable Annuity -- Three 0.25% Optional
              Benefits.

                                      A82

Asset-Based
Charge Level Description of When Applicable
------------ ------------------------------------------------------------------------------------------------
       2.25% ASAP II -- with HAV, EBP and GMWB.
             ASL II, ASL II Premier, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach
              XTra Credit SIX, Optimum Plus -- with LT5; or with GMWB and either HAV or EBP. ASAIA w/
              Guarantee*
              *This asset-based charge level was formerly applicable to annuity contracts funded through
              Prudential Annuities Life Assurance Corporation Variable Account B (Class 8 Sub-accounts).
       2.35% ASAP III, Stagecoach ASAP III, Optimum -- with GMWB, HDV and EBP; or with LT5, HAV and
              EBP; or with LT5 and either Combo 5% or HDV.
       2.40% ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- with Combo 5% and GRO Plus; or with Three 0.25% Optional Benefits.
       2.50% ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- with GMWB, HAV and EBP; or with GMWB and either Combo 5% or HDV; or
              with LT5 and either HAV or EBP.
       2.60% ASAP III, Stagecoach ASAP III, Optimum -- with LT5, HDV and EBP.
       2.65% AS Apex II, Advanced Series LifeVest II, Stagecoach APEX II, Stagecoach Xtra Credit Six, AS Xtra
              Credit Six.
       2.75% ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- with GMWB, HDV and EBP; or with LT5, HAV and EBP; or with LT5 and either
              Combo 5% or HDV.
       3.00% ASL II, Apex II, Stagecoach Apex II, Optimum Four, XTra Credit SIX, Stagecoach XTra Credit SIX,
              Optimum Plus -- with LT5, HDV and EBP.


                                      A83

            Report of Independent Registered Public Accounting Firm

To the Contract Owners of
Prudential Annuities Life Assurance Corporation Variable Account B and the Board of Directors of Prudential Annuities Life Assurance Corporation

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the subaccounts listed in Note 1 of the Prudential Annuities Life Assurance Corporation Variable Account B, formerly known as American Skandia Life Assurance Corporation Variable Account B, at December 31, 2007, and the results of each of their operations and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of the Prudential Annuities Life Assurance Corporation. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of fund shares at December 31, 2007 with the transfer agents of the investee mutual funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 7, 2008

                                      A84